================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-06175

                               ECLIPSE FUNDS INC.
               (Exact name of Registrant as specified in charter)

                      51 Madison Avenue, New York, NY 10010
               (Address of principal executive offices) (Zip code)

                         Marguerite E. H. Morrison, Esq.
                              169 Lackawanna Avenue
                          Parsippany, New Jersey 07054
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (973) 394-4437

Date of fiscal year end: October 31

Date of reporting period: October 31, 2007

================================================================================


ITEM 1. REPORTS TO STOCKHOLDERS.

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    ALL CAP GROWTH FUND

                    Message from the President
                    and
                    Annual Report
                    October 31, 2007

MESSAGE FROM
THE PRESIDENT

The 12-month period ended October 31, 2007, was a dynamic one for mutual fund investors. U.S. equity markets generally advanced, with growth stocks out-performing value stocks at all capitalization levels. Although past performance is no guarantee of future results, international stocks as a whole provided even stronger returns for U.S. investors.

The progress of the equity markets, however, was far from steady. In February, weakness in Asian markets led to sharp price declines around the globe. The correction caused many investors to reconsider whether China and other emerging economies could sustain their rapid growth. Fortunately, strong corporate-earnings reports and positive economic news helped the stock market regain its footing.

In July and August, difficulties in the subprime-mortgage market led to another stock-market correction. A number of high-profile mortgage originators either closed their doors or were sold to larger entities. Other leading financial services firms faced major write-offs because of subprime-mortgage exposure.

The Federal Open Market Committee (FOMC) took prompt action to increase liquidity and stabilize the financial markets by lowering the discount rate and the federal funds target rate during the reporting period. These Federal Reserve moves helped calm investor concerns, and the stock market generally advanced from August 16, 2007, the date of an unscheduled FOMC meeting, through the end of October 2007.

Difficulties in the subprime-mortgage market led to a "flight to quality," or a general movement toward fixed-income securities that carry lower risk. As demand for short- and intermediate-term Treasury securities increased, yields fell across much of the maturity spectrum. Yields rose, however, on 20-and 30-year Treasury bonds, and the yield curve steepened during the 12-month reporting period.

High-yield bonds rallied from November 2006 through May 2007. But in June and July, the yield differences--or spreads--between high-yield bonds and comparable Treasury securities began to widen. At the end of October 2007, these spreads were wider than when the reporting period began, making high-yield securities more attractive to investors willing to accept higher risk.

To help investors address the challenges of today's ever-changing markets, New York Life Investment Management LLC provides access to seven institutional investment boutiques, each with its own proprietary research and investment culture. As advisors and subadvisors to MainStay Funds, these boutiques bring a wealth of experience and market insight to our shareholders. The portfolio managers of each MainStay Fund seek to consistently apply time-tested investment principles across a wide variety of market environments.

The report that follows provides more specific information about the market forces and investment decisions that affected your investment in MainStay Funds from November 1, 2006, through October 31, 2007. Please read the report carefully. As you do, bear in mind that this annual report reflects just a short segment of your lifetime investment journey. We look forward to continuing to work with you, wherever that journey may lead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher

President


                         Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    ALL CAP GROWTH FUND

                    MainStay Funds

                    Annual Report

                    October 31, 2007

TABLE OF CONTENTS

Annual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------


Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------


Portfolio of Investments                                                      11
--------------------------------------------------------------------------------

Financial Statements                                                          14
--------------------------------------------------------------------------------


Notes to Financial Statements                                                 20
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       26
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  27
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        27
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               27
--------------------------------------------------------------------------------

Directors and Officers                                                        28

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       14.26%  11.77%  4.38%
Excluding sales charges  20.91   13.04   4.97

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                    MAINSTAY ALL CAP           RUSSELL 3000 GROWTH
                                                       GROWTH FUND                    INDEX                   S&P 500 INDEX
                                                    ----------------           -------------------            -------------
10/31/97                                                   9450                       10000                       10000
                                                          11350                       12039                       12199
                                                          14993                       16121                       15331
                                                          16811                       17701                       16264
                                                          10367                       10738                       12214
                                                           8318                        8620                       10369
                                                           9664                       10634                       12526
                                                           9749                       11010                       13706
                                                          11623                       12000                       14901
                                                          12698                       13366                       17336
10/31/07                                                  15353                       15906                       19860

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       14.99%  11.94%  4.06%
Excluding sales charges  19.99   12.19   4.06

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                    MAINSTAY ALL CAP           RUSSELL 3000 GROWTH
                                                       GROWTH FUND                    INDEX                   S&P 500 INDEX
                                                    ----------------           -------------------            -------------
10/31/97                                                  10000                       10000                       10000
                                                          11881                       12039                       12199
                                                          15535                       16121                       15331
                                                          17247                       17701                       16264
                                                          10521                       10738                       12214
                                                           8380                        8620                       10369
                                                           9661                       10634                       12526
                                                           9677                       11010                       13706
                                                          11446                       12000                       14901
                                                          12413                       13366                       17336
10/31/07                                                  14895                       15906                       19860

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       19.02%  12.22%  4.08%
Excluding sales charges  20.02   12.22   4.08

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                    MAINSTAY ALL CAP           RUSSELL 3000 GROWTH
                                                       GROWTH FUND                    INDEX                   S&P 500 INDEX
                                                    ----------------           -------------------            -------------
10/31/97                                                  10000                       10000                       10000
                                                          11881                       12039                       12199
                                                          15535                       16121                       15331
                                                          17247                       17701                       16264
                                                          10521                       10738                       12214
                                                           8380                        8620                       10369
                                                           9661                       10634                       12526
                                                           9682                       11010                       13706
                                                          11457                       12000                       14901
                                                          12424                       13366                       17336
10/31/07                                                  14911                       15906                       19860

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. From inception (1/2/91) through 12/31/03, performance for Class A, B and C shares (each first offered 1/2/04) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A, B and C shares upon initial offer.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                       www.mainstayfunds.com   5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                         21.61%  13.58%  5.29%


(PERFORMANCE GRAPH)

                                                    MAINSTAY ALL CAP           RUSSELL 3000 GROWTH
                                                       GROWTH FUND                    INDEX                   S&P 500 INDEX
                                                    ----------------           -------------------            -------------
10/31/97                                                  10000                       10000                       10000
                                                          12030                       12039                       12199
                                                          15914                       16121                       15331
                                                          17862                       17701                       16264
                                                          11014                       10738                       12214
                                                           8857                        8620                       10369
                                                          10317                       10634                       12526
                                                          10450                       11010                       13706
                                                          12528                       12000                       14901
                                                          13767                       13366                       17336
10/31/07                                                  16741                       15906                       19860



BENCHMARK PERFORMANCE
                                        ONE    FIVE     TEN
                                       YEAR    YEARS   YEARS
------------------------------------------------------------

Russell 3000(R) Growth Index(1)        19.00%  13.03%  4.75%
S&P 500(R) Index(2)                    14.56   13.88   7.10
Average Lipper multi-cap growth
  fund(3)                              24.00   16.20   7.27

1. The Russell 3000(R) Growth Index is an unmanaged index that measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all dividends and capital gains. The Russell 3000(R) Growth Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
2. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
3. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6 MainStay All Cap Growth Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY ALL CAP GROWTH FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2007, to October 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2007, to October 31, 2007.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/07            10/31/07          PERIOD(1)           10/31/07           PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,116.55           $ 8.27            $1,017.25            $ 7.88
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,112.40           $12.25            $1,013.50            $11.67
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,112.75           $12.19            $1,013.55            $11.62
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,119.15           $ 4.97            $1,020.35            $ 4.74
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's net annualized expense ratio of each class (1.55% for Class A, 2.30% for Class B, 2.29% for Class C and 0.93% for Class
   I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).

                                                       www.mainstayfunds.com   7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2007

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     94.2
Short-Term Investments (collateral from securities lending                        19.6
  is 14.1%)
Liabilities in Excess of Cash and Other Assets                                   (13.8)

See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Microsoft Corp.
 2.  Thermo Fisher Scientific, Inc.
 3.  Hologic, Inc.
 4.  Praxair, Inc.
 5.  EMC Corp.
 6.  Amphenol Corp. Class A
 7.  Terex Corp.
 8.  Gilead Sciences, Inc.
 9.  Intel Corp.
10.  MEMC Electronic Materials, Inc.

 8 MainStay All Cap Growth Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Edmund C. Spelman of MacKay Shields LLC

HOW DID MAINSTAY ALL CAP GROWTH FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2007?

Excluding all sales charges, MainStay All Cap Growth Fund returned 20.91% for Class A shares, 19.99% for Class B shares and 20.02% for Class C shares for the 12 months ended October 31, 2007. Over the same period, the Fund's Class I shares returned 21.61%. All share classes underperformed the 24.00% return of the average Lipper(1) multi-cap growth fund for the 12-month reporting period. All share classes outperformed the 19.00% return of the Russell 3000(R) Growth Index,(2) the Fund's broad-based securities-market index, for the 12 months ended October 31, 2007. See page 5 for Fund returns with sales charges.

WHAT FACTORS ACCOUNTED FOR THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

Stock selection in the energy, health care and information technology sectors enhanced the Fund's performance relative to the Russell 3000(R) Growth Index. The Fund also maintained an overweight position in the energy sector, which also contributed positively to the Fund's relative performance.

WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD AND WHICH SECTORS WERE THE WEAKEST?

The sectors that made the strongest contributions to the Fund's absolute performance were energy, materials and information technology. The energy sector benefited from a substantial rise in the price of crude oil. Materials rose with higher commodity prices and ongoing global infrastructure construction. Information technology advanced because of solid corporate capital spending on technology-related equipment.

The sectors that made the weakest contributions to the Fund's performance were consumer discretionary, telecommunication services and financials. Consumer discretionary stocks weakened during the second half of the reporting period when macroeconomic pressures showed signs of affecting consumer spending. Telecommunication services provided a positive return, but fell near the bottom of the sector rankings on the basis of total return. Weakness in a few stocks weighed heavily on the Fund's telecom sector performance. Financials also had a positive return but lagged most other sectors on a total-return basis. Large money center banks and select investment banks took sizable write-offs during the summer, prompting concern about the earnings outlook for the financial sector as a whole.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE THE STRONGEST CONTRIBUTORS AND WHICH STOCKS WERE THE WEAKEST?

The strongest contributors to the Fund's performance on an absolute basis were storage company EMC and computer manufacturer Apple. Apple benefited from strong sales across its product line, including the iPod, the iPhone and the company's personal computers. Research In Motion was also a top performer during the reporting period. The company benefited from strong demand for its BlackBerry(R) platform, software development tools and the popular BlackBerry device.

Major detractors from the Fund's performance included trading company WESCO International and retailer Kohl's. WESCO International saw a slowdown in demand among some of its key end-markets. Kohl's experienced a significant decline on a comparable-store basis in its sales of weather-sensitive lines, such as outerwear, fleece and sweaters. Wireless equipment company Motorola also detracted from the Fund's performance during the reporting period.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

Research In Motion was the Fund's most significant addition during the reporting period, since the stock was among the strongest contributors to the Fund's performance. The Fund also initiated a position in Precision Castparts, which advanced on strong demand from the aerospace industry. The Fund also purchased Thermo Fisher Scientific during the reporting period. The company is a leader in the health care industry, providing a diversified array of products and services.


Mid-capitalization companies are generally less established and their stocks may be more volatile and less liquid than the securities of larger companies. Stocks of small companies may be subject to greater price volatility, significantly lower trading volumes and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price for the stock may decline significantly, even if earnings showed an absolute increase.
1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Russell 3000(R) Growth Index.

                                                       www.mainstayfunds.com   9

We eliminated the Fund's position in Motorola during the reporting period. Another significant sale was Varian Medical Systems, which manufactures and sells integrated cancer-therapy systems worldwide. The company suffered from slowing market orders, declining market share and increased competition.

HOW DID THE FUND'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the reporting period, the Fund reduced its weightings relative to the Russell 3000(R) Growth Index in consumer discretionary, financials and health care. The Fund increased its exposure in industrials, information technology and telecommunications services.

HOW WAS THE FUND POSITIONED AT THE END OF OCTOBER?

As of October 31, 2007, the Fund was overweight relative to the Russell 3000(R) Growth Index in energy, industrials and telecommunications services. On the same date, the Fund was underweight in consumer staples, consumer discretionary and utilities.


The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 10 MainStay All Cap Growth Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2007


                                                         SHARES          VALUE
COMMON STOCKS (94.2%)+
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (4.5%)
L-3 Communications Holdings, Inc. (a)                    48,500   $  5,317,540
Precision Castparts Corp.                                29,300      4,389,433
United Technologies Corp.                                81,200      6,219,108
                                                                  ------------
                                                                    15,926,081
                                                                  ------------
AIR FREIGHT & LOGISTICS (0.5%)
FedEx Corp.                                              15,800      1,632,772
                                                                  ------------
AUTOMOBILES (0.5%)
Harley-Davidson, Inc.                                    34,300      1,766,450
                                                                  ------------

BEVERAGES (2.2%)
Hansen Natural Corp. (b)                                 32,000      2,176,000
PepsiCo, Inc.                                            73,800      5,440,536
                                                                  ------------
                                                                     7,616,536
                                                                  ------------
BIOTECHNOLOGY (3.1%)
Genentech, Inc. (b)                                      41,700      3,091,221
V  Gilead Sciences, Inc. (b)                            140,600      6,494,314
United Therapeutics Corp. (a)(b)                         18,400      1,259,296
                                                                  ------------
                                                                    10,844,831
                                                                  ------------
CAPITAL MARKETS (2.9%)
Affiliated Managers Group, Inc. (a)(b)                   30,900      4,064,895
Ameriprise Financial, Inc.                               45,400      2,859,292
Morgan Stanley                                           46,200      3,107,412
                                                                  ------------
                                                                    10,031,599
                                                                  ------------
CHEMICALS (2.9%)
Monsanto Co.                                             31,600      3,085,108
V  Praxair, Inc.                                         84,300      7,205,964
                                                                  ------------
                                                                    10,291,072
                                                                  ------------
COMMUNICATIONS EQUIPMENT (5.0%)
Cisco Systems, Inc. (b)                                 153,400      5,071,404
Corning, Inc.                                           144,200      3,499,734
Harris Corp.                                             58,100      3,518,536
Research In Motion, Ltd. (b)                             44,400      5,528,244
                                                                  ------------
                                                                    17,617,918
                                                                  ------------
COMPUTERS & PERIPHERALS (3.5%)
Apple, Inc. (b)                                          26,200      4,976,690
V  EMC Corp. (b)                                        279,900      7,106,661
                                                                  ------------
                                                                    12,083,351
                                                                  ------------
CONSTRUCTION & ENGINEERING (0.8%)
Quanta Services, Inc. (a)(b)                             85,200      2,811,600
                                                                  ------------
CONSUMER FINANCE (1.3%)
American Express Co.                                     76,100      4,638,295
                                                                  ------------


                                                         SHARES          VALUE
DISTRIBUTORS (0.7%)
LKQ Corp. (a)(b)                                         60,300   $  2,325,168
                                                                  ------------

DIVERSIFIED FINANCIAL SERVICES (1.8%)
IntercontinentalExchange, Inc. (a)(b)                    29,500      5,256,900
JPMorgan Chase & Co.                                     21,600      1,015,200
                                                                  ------------
                                                                     6,272,100
                                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.2%)
NeuStar, Inc. Class A (a)(b)                             49,400      1,689,480
NTELOS Holdings Corp.                                    83,300      2,514,827
                                                                  ------------
                                                                     4,204,307
                                                                  ------------
ELECTRICAL EQUIPMENT (3.2%)
General Cable Corp. (a)(b)                               66,200      4,765,738
Roper Industries, Inc. (a)                               88,800      6,287,928
                                                                  ------------
                                                                    11,053,666
                                                                  ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (4.1%)
V  Amphenol Corp. Class A                               153,400      6,791,018
Anixter International, Inc. (a)(b)                       52,700      3,786,495
Avnet, Inc. (b)                                          91,200      3,804,864
                                                                  ------------
                                                                    14,382,377
                                                                  ------------
ENERGY EQUIPMENT & SERVICES (6.3%)
Baker Hughes, Inc.                                       44,800      3,885,056
Cameron International Corp. (b)                          29,900      2,911,064
National Oilwell Varco, Inc. (b)                         53,800      3,940,312
Transocean, Inc. (b)                                     46,700      5,574,579
Weatherford International, Ltd. (b)                      86,600      5,621,206
                                                                  ------------
                                                                    21,932,217
                                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES (4.3%)
Becton, Dickinson & Co.                                  45,500      3,797,430
V  Hologic, Inc. (a)(b)                                 112,472      7,640,223
Respironics, Inc. (b)                                    73,600      3,684,416
                                                                  ------------
                                                                    15,122,069
                                                                  ------------
HEALTH CARE PROVIDERS & SERVICES (2.4%)
Aetna, Inc.                                              33,600      1,887,312
DaVita, Inc. (b)                                         32,100      2,092,599
Health Net, Inc. (b)                                     36,200      1,940,682
UnitedHealth Group, Inc.                                 16,714        821,493
WellPoint, Inc. (b)                                      20,764      1,645,132
                                                                  ------------
                                                                     8,387,218
                                                                  ------------
HOTELS, RESTAURANTS & LEISURE (1.8%)
International Game Technology                            66,100      2,882,621
Scientific Games Corp. Class A (a)(b)                    95,800      3,463,170
                                                                  ------------
                                                                     6,345,791
                                                                  ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   11


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
HOUSEHOLD DURABLES (0.4%)
Harman International Industries, Inc.                    16,400   $  1,380,880
                                                                  ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.7%)
NRG Energy, Inc. (b)                                     52,900      2,415,414
                                                                  ------------

INSURANCE (1.5%)
Prudential Financial, Inc.                               53,600      5,184,192
                                                                  ------------

INTERNET SOFTWARE & SERVICES (2.5%)
Equinix, Inc. (a)(b)                                     23,100      2,694,846
Google, Inc. Class A (b)                                  5,900      4,171,300
j2 Global Communications, Inc. (b)                       53,500      1,802,415
                                                                  ------------
                                                                     8,668,561
                                                                  ------------
LIFE SCIENCES TOOLS & SERVICES (3.4%)
Covance, Inc. (b)                                        44,900      3,704,250
V  Thermo Fisher Scientific, Inc. (b)                   139,600      8,209,876
                                                                  ------------
                                                                    11,914,126
                                                                  ------------
MACHINERY (5.2%)
Caterpillar, Inc.                                        36,200      2,700,882
Danaher Corp.                                            71,700      6,142,539
Oshkosh Truck Corp.                                      48,000      2,601,600
V  Terex Corp. (b)                                       89,400      6,635,268
                                                                  ------------
                                                                    18,080,289
                                                                  ------------
MEDIA (2.4%)
McGraw-Hill Cos., Inc. (The)                             35,900      1,796,436
News Corp. Class A                                      156,100      3,382,687
Omnicom Group, Inc.                                      63,200      3,221,936
                                                                  ------------
                                                                     8,401,059
                                                                  ------------
METALS & MINING (0.6%)
Allegheny Technologies, Inc. (a)                         21,600      2,206,872
                                                                  ------------

MULTILINE RETAIL (2.5%)
Kohl's Corp. (b)                                         83,400      4,584,498
Target Corp.                                             65,900      4,043,624
                                                                  ------------
                                                                     8,628,122
                                                                  ------------
OIL, GAS & CONSUMABLE FUELS (1.7%)
Tesoro Corp. (a)                                         51,800      3,135,454
Williams Cos., Inc.                                      76,900      2,806,081
                                                                  ------------
                                                                     5,941,535
                                                                  ------------
PHARMACEUTICALS (0.9%)
Schering-Plough Corp.                                   107,700      3,287,004
                                                                  ------------

REAL ESTATE INVESTMENT TRUSTS (0.4%)
FelCor Lodging Trust, Inc.                               60,700      1,271,058
                                                                  ------------


                                                         SHARES          VALUE
ROAD & RAIL (1.1%)
Norfolk Southern Corp.                                   77,400   $  3,997,710
                                                                  ------------

SEMICONDUCTORS (0.4%)
Semiconductor HOLDRs Trust (a)(c)                        42,100      1,457,502
                                                                  ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (5.4%)
Applied Materials, Inc.                                  80,400      1,561,368
V  Intel Corp.                                          241,100      6,485,590
V  MEMC Electronic Materials, Inc. (b)                   87,900      6,436,038
National Semiconductor Corp.                             78,400      1,970,976
Skyworks Solutions, Inc. (b)                            275,200      2,537,344
                                                                  ------------
                                                                    18,991,316
                                                                  ------------
SOFTWARE (6.4%)
Autodesk, Inc. (b)                                       91,200      4,459,680
FactSet Research Systems, Inc.                           87,250      6,152,870
V  Microsoft Corp.                                      320,600     11,801,286
                                                                  ------------
                                                                    22,413,836
                                                                  ------------
SPECIALTY RETAIL (1.3%)
Abercrombie & Fitch Co. Class A                          56,500      4,474,800
                                                                  ------------

TELECOMMUNICATIONS (0.6%)
RF Micro Devices, Inc. (a)(b)                           357,600      2,224,272
                                                                  ------------

TEXTILES, APPAREL & LUXURY GOODS (1.2%)
Phillips-Van Heusen Corp.                                89,800      4,292,440
                                                                  ------------

TRADING COMPANIES & DISTRIBUTORS (0.3%)
WESCO International, Inc. (a)(b)                         23,700      1,105,605
                                                                  ------------

WIRELESS TELECOMMUNICATION SERVICES (2.3%)
American Tower Corp. Class A (b)                         77,000      3,401,860
Leap Wireless International, Inc. (b)                    22,400      1,597,344
NII Holdings, Inc. (b)                                   16,400        951,200
SBA Communications Corp. Class A (b)                     60,700      2,160,920
                                                                  ------------
                                                                     8,111,324
                                                                  ------------
Total Common Stocks
 (Cost $222,624,817)                                               329,733,335
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
SHORT-TERM INVESTMENTS (19.6%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (5.5%)
American Express Credit Corp.
 4.75%, due 11/1/07                                 $ 3,000,000      3,000,000
Deutsche Bank Financial LLC
 4.77%, due 11/1/07                                   5,385,000      5,385,000

 12 MainStay All Cap Growth Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
General Electric Capital Corp.
 4.70%, due 11/1/07                                 $ 4,000,000   $  4,000,000
Societe Generale North America, Inc.
 4.685%, due 11/6/07                                  3,000,000      2,998,048
Toyota Motor Credit Corp.
 4.73%, due 11/5/07                                   4,000,000      3,997,898
                                                                  ------------
Total Commercial Paper
 (Cost $19,380,946)                                                 19,380,946
                                                                  ------------

                                                         SHARES
INVESTMENT COMPANY (14.1%)
State Street Navigator Securities Lending Prime
 Portfolio (d)                                       49,240,245     49,240,245
                                                                  ------------
Total Investment Company
 (Cost $49,240,245)                                                 49,240,245
                                                                  ------------
Total Short-Term Investments
 (Cost $68,621,191)                                                 68,621,191
                                                                  ------------
Total Investments
 (Cost $291,246,008)                                      113.8%   398,354,526(e)
Liabilities in Excess of
 Cash and Other Assets                                    (13.8)   (48,395,463)
                                                    -----------   ------------
Net Assets                                                100.0%  $349,959,063
                                                    ===========   ============

(a) Represents a security, or a portion thereof, which is out on loan. The aggregate market value of such securities is $47,609,231; cash collateral of $49,240,245 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)  Non-income producing security.
(c) HOLDRs--represents beneficial ownership in the common stock of a group of specified companies that are involved in various segments of the semiconductors industry.
(d) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e) At October 31, 2007, cost is $291,384,468 for federal income tax purposes and net unrealized appreciation is as follows:


 Gross unrealized appreciation                             $108,626,762
 Gross unrealized depreciation                               (1,656,704)
                                                    -------------------
 Net unrealized appreciation                               $106,970,058
                                                    ===================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   13

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2007

ASSETS:
Investment in securities, at value (identified
  cost $291,246,008) including $47,609,231
  market value of securities loaned             $398,354,526
Cash                                                   8,350
Receivables:
  Investment securities sold                       3,964,776
  Fund shares sold                                   200,408
  Dividends and interest                              62,475
Other assets                                           9,306
                                                -------------
    Total assets                                 402,599,841
                                                -------------
LIABILITIES:
Securities lending collateral                     49,240,245
Payables:
  Investment securities purchased                  2,564,199
  Fund shares redeemed                               423,008
  Manager (See Note 3)                               271,066
  Shareholder communication                           44,957
  Transfer agent (See Note 3)                         31,254
  NYLIFE Distributors (See Note 3)                    23,961
  Professional fees                                   21,734
  Custodian                                            4,663
  Directors                                            2,362
Accrued expenses                                      13,329
                                                -------------
    Total liabilities                             52,640,778
                                                -------------
Net assets                                      $349,959,063
                                                =============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share) 1
  billion shares authorized                     $     11,662
Additional paid-in capital                       216,905,600
                                                -------------
                                                 216,917,262
Accumulated net realized gain on investments
  and written option transactions                 25,933,283
Net unrealized appreciation on investments       107,108,518
                                                -------------
Net assets                                      $349,959,063
                                                =============
CLASS A
Net assets applicable to outstanding shares     $ 32,893,543
                                                =============
Shares of capital stock outstanding                1,140,323
                                                =============
Net asset value per share outstanding           $      28.85
Maximum sales charge (5.50% of offering price)          1.68
                                                -------------
Maximum offering price per share outstanding    $      30.53
                                                =============
CLASS B
Net assets applicable to outstanding shares     $ 11,925,435
                                                =============
Shares of capital stock outstanding                  425,425
                                                =============
Net asset value and offering price per share
  outstanding                                   $      28.03
                                                =============
CLASS C
Net assets applicable to outstanding shares     $  7,395,777
                                                =============
Shares of capital stock outstanding                  263,609
                                                =============
Net asset value and offering price per share
  outstanding                                   $      28.06
                                                =============
CLASS I
Net assets applicable to outstanding shares     $297,744,308
                                                =============
Shares of capital stock outstanding                9,832,194
                                                =============
Net asset value and offering price per share
  outstanding                                   $      30.28
                                                =============

 14 MainStay All Cap Growth Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2007

INVESTMENT INCOME:
INCOME:
  Dividends                                      $ 1,928,718
  Interest                                           419,738
  Income from securities loaned--net                  48,711
                                                 ------------
    Total income                                   2,397,167
                                                 ------------
EXPENSES:
  Manager (See Note 3)                             2,704,301
  Transfer agent--Classes A, B and C
    (See Note 3)                                     159,040
  Transfer agent--Class I (See Note 3)                60,678
  Distribution--Class B (See Note 3)                  80,119
  Distribution--Class C (See Note 3)                  42,499
  Distribution/Service--Class A (See Note 3)          71,308
  Service--Class B (See Note 3)                       26,706
  Service--Class C (See Note 3)                       14,166
  Professional fees                                   62,362
  Registration                                        58,207
  Shareholder communication                           51,073
  Custodian                                           21,011
  Directors                                           14,272
  Miscellaneous                                       25,077
                                                 ------------
    Total expenses before waiver                   3,390,819
  Expense waiver from Manager (See Note 3)           (33,169)
                                                 ------------
    Net expenses                                   3,357,650
                                                 ------------
Net investment loss                                 (960,483)
                                                 ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND WRITTEN
OPTIONS:
Net realized gain on:
  Security transactions                           29,852,192
  Written option transactions                        256,012
                                                 ------------
Net realized gain on investments and written
  option transactions                             30,108,204
                                                 ------------
Net change in unrealized appreciation on
  investments                                     32,362,921
                                                 ------------
Net realized and unrealized gain on investments
  and written options contracts                   62,471,125
                                                 ------------
Net increase in net assets resulting from
  operations                                     $61,510,642
                                                 ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   15

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2007 AND OCTOBER 31, 2006

                                          2007                2006
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment loss                  $   (960,483)  $  (1,397,920)
 Net realized gain on investments
  and written option transactions       30,108,204      38,971,087
 Net change in unrealized
  appreciation on investments           32,362,921      (8,298,497)
                                      ----------------------------
 Net increase in net assets
  resulting from operations             61,510,642      29,274,670
                                      ----------------------------

Capital share transactions:
 Net proceeds from sale of shares       47,817,672      77,146,614
 Cost of shares redeemed               (66,230,508)   (114,742,208)
 Net asset value of shares converted
  (See Note 1):
   Class A                                 703,250       2,940,593
   Class B                                (703,250)     (2,940,593)
                                      ----------------------------
   Decrease in net assets derived
    from capital share transactions    (18,412,836)    (37,595,594)
                                      ----------------------------
   Net increase (decrease) in net
    assets                              43,097,806      (8,320,924)

NET ASSETS:
Beginning of year                      306,861,257     315,182,181
                                      ----------------------------
End of year                           $349,959,063   $ 306,861,257
                                      ============================

 16 MainStay All Cap Growth Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                 CLASS A
                                            --------------------------------------------------
                                                                                   JANUARY 2,
                                                                                      2004*
                                                                                     THROUGH
                                                 YEAR ENDED OCTOBER 31,            OCTOBER 31,
                                             2007         2006         2005           2004
Net asset value at beginning of period      $ 23.86      $ 21.84      $ 18.32        $ 18.99
                                            -------      -------      -------      -----------
Net investment loss (a)                       (0.21)       (0.21)       (0.19)(b)      (0.10)
Net realized and unrealized gain (loss) on
  investments                                  5.20         2.23         3.71          (0.57)
                                            -------      -------      -------      -----------
Total from investment operations               4.99         2.02         3.52          (0.67)
                                            -------      -------      -------      -----------
Net asset value at end of period            $ 28.85      $ 23.86      $ 21.84        $ 18.32
                                            =======      =======      =======      ===========
Total investment return (c)                   20.91%        9.25%       19.21%         (3.53%)(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment loss                         (0.79%)      (0.89%)      (0.95%)(b)     (0.61%)+
  Net expenses                                 1.55%        1.50%        1.55%          1.31%+
  Expenses (before waiver/recoupment)          1.53% (e)    1.54%        1.59%          1.37%+
Portfolio turnover rate                          37%          46%          31%            44%
Net assets at end of period (in 000's)      $32,894      $28,170      $14,333        $12,716

                                                                CLASS C
                                            -----------------------------------------------
                                                                                JANUARY 2,
                                                                                   2004*
                                                                                  THROUGH
                                                YEAR ENDED OCTOBER 31,          OCTOBER 31,
                                             2007        2006        2005          2004
Net asset value at beginning of period      $23.38      $21.56      $18.22        $18.99
                                            ------      ------      ------      -----------
Net investment loss (a)                      (0.39)      (0.37)      (0.36)(b)     (0.23)
Net realized and unrealized gain (loss) on
  investments                                 5.07        2.19        3.70         (0.54)
                                            ------      ------      ------      -----------
Total from investment operations              4.68        1.82        3.34         (0.77)
                                            ------      ------      ------      -----------
Net asset value at end of period            $28.06      $23.38      $21.56        $18.22
                                            ======      ======      ======      ===========
Total investment return (c)                  20.02%       8.44%      18.33%        (4.05%)(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment loss                        (1.55%)     (1.64%)     (1.70%)(b)    (1.36%)+
  Net expenses                                2.30%       2.25%       2.30%         2.06% +
  Expenses (before waiver/recoupment)         2.28% (e)   2.29%       2.34%         2.12% +
Portfolio turnover rate                         37%         46%         31%           44%
Net assets at end of period (in 000's)      $7,396      $4,820      $2,292        $  532

*    Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment loss and the ratio of net investment loss include $0.01 per share and
     0.06%, respectively, as a result of a special one time dividend from Microsoft Corp.
(c)  Total return is calculated exclusive of sales charge. Class I is not subject to sales charges.
(d)  Total return is not annualized.
(e)  Due to expense cap structure change as noted in Note 3(A), Class A, B and C were able to recoup expenses during year ended October 31, 2007.

 18 MainStay All Cap Growth Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                         CLASS B
    -------------------------------------------------
                                          JANUARY 2,
                                             2004*
                                            THROUGH
         YEAR ENDED OCTOBER 31,           OCTOBER 31,
     2007         2006         2005          2004
    $ 23.36      $ 21.54      $18.21        $18.99
    -------      -------      ------      -----------
      (0.39)       (0.37)      (0.36)(b)     (0.22)
       5.06         2.19        3.69         (0.56)
    -------      -------      ------      -----------
       4.67         1.82        3.33         (0.78)
    -------      -------      ------      -----------
    $ 28.03      $ 23.36      $21.54        $18.21
    =======      =======      ======      ===========
      19.99%        8.45%      18.29%        (4.11%)(d)
      (1.54%)      (1.63%)     (1.70%)(b)    (1.36%)+
       2.30%        2.25%       2.30%         2.06% +
       2.28% (e)    2.29%       2.34%         2.12% +
         37%          46%         31%           44%
    $11,925      $10,770      $9,499        $3,453

                                                  CLASS I
    ----------------------------------------------------------------------------------------------------
                                           YEAR ENDED OCTOBER 31,
      2007                   2006                   2005                   2004                   2003
    $  24.90               $  22.66               $  18.90               $  18.66               $  16.02
    --------               --------               --------               --------               --------
       (0.05)                 (0.08)                 (0.07)(b)              (0.04)                 (0.01)
        5.43                   2.32                   3.83                   0.28                   2.65
    --------               --------               --------               --------               --------
        5.38                   2.24                   3.76                   0.24                   2.64
    --------               --------               --------               --------               --------
    $  30.28               $  24.90               $  22.66               $  18.90               $  18.66
    ========               ========               ========               ========               ========
       21.61%                  9.89%                 19.89%                  1.29%                 16.48%
       (0.18%)                (0.31%)                (0.33%)(b)             (0.23%)                (0.04%)
        0.93%                  0.93%                  0.93%                  0.93%                  0.93%
        0.95%                  0.97%                  0.97%                  0.99%                  1.02%
          37%                    46%                    31%                    44%                    35%
    $297,744               $263,102               $289,058               $253,968               $342,761

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   19

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay All Cap Growth Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class I shares commenced on January 2, 1991. Class A shares, Class B shares and Class C shares commenced on January 2, 2004. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within up to six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. As approved by the Board of Directors in 1997, Class B shares convert to Class A shares eight years after the date they were purchased. The four classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek long-term growth of capital. Dividend income, if any, is a consideration incidental to the Fund's objective of growth of capital.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not a current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2007, the Fund did not hold securities that were valued in such a manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

 20 MainStay All Cap Growth Fund

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B) on page
22) are allocated to separate classes of shares pro rata based upon their relative net assets value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, the Fund foregoes the opportunity for capital appreciation above the exercise price should the price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written. When writing a covered call option, the Fund, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as the obligation as the writer continues, has retained the risk of loss should the price of the underlying security decline. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

(H) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(I) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations

                                                      www.mainstayfunds.com   21
will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager") a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. NYLIM also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

The Fund is contractually obligated to pay NYLIM a monthly fee for services performed and facilities furnished at an annual rate of 0.85% of the average daily net assets of the Fund.

Effective March 1, 2007, NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Class A, 1.54%; Class B, 2.29%; Class C, 2.29%; and Class I, 0.93%. This expense limitation may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the year ended October 31, 2007, NYLIM earned fees from the Fund in the amount of $2,704,301 and waived its fees in the amount of $33,169.

As of October 31, 2007, the amounts of waived fees that are subject to possible recoupment by NYLIM, and the related expiration dates are as follows:

               OCTOBER 31,
        2008*            2009      2010      TOTAL
       $27,750         $126,077   $33,169   $186,996
----------------------------------------------------

* The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

Prior to March 1, 2007, NYLIM had an agreement in place under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses did not exceed 0.93% of the Fund's average daily net assets for its Class I shares. NYLIM also applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund.

State Street Bank & Trust Company ("SSBT"), One Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

 22 MainStay All Cap Growth Fund

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $14,100 for the year ended October 31, 2007. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $90, $19,144, and $1,725, respectively, for the year ended October 31, 2007.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the year ended October 31, 2007, amounted to $219,718.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts, effective March 1, 2007. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(F) CAPITAL. At October 31, 2007, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                             $      1,519      0.0*%
---------------------------------------------------------
Class B                                    1,476      0.0*
---------------------------------------------------------
Class C                                    1,478      0.0*
---------------------------------------------------------
Class I                              231,747,961     77.8
---------------------------------------------------------

* Less than one-tenth of a percent.

(G) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2007, these fees, which are included in professional fees shown on the Statement of Operations, were $15,719.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2007, the components of accumulated gain/(loss) on a tax basis were as follows:

            ACCUMULATED       OTHER        UNREALIZED        TOTAL
 ORDINARY   CAPITAL GAIN    TEMPORARY     APPRECIATION    ACCUMULATED
  INCOME       (LOSS)      DIFFERENCES   (DEPRECIATION)   GAIN (LOSS)
  $  --     $26,071,743       $  --       $106,970,058    $133,041,801

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sales deferrals.

The following table discloses the current year reclassifications between accumulated net investment loss, accumulated net realized gain on investments and additional paid-in capital, arising from permanent differences; net assets at October 31, 2007 are not affected.

                   ACCUMULATED
  ACCUMULATED      NET REALIZED    ADDITIONAL
 NET INVESTMENT   GAIN (LOSS) ON    PAID-IN
 INCOME (LOSS)     INVESTMENTS      CAPITAL
    $960,483         $12,794       ($973,277)
 --------------------------------------------

The reclassifications for the Fund are primarily due to real estate investment trust gain and net operating loss.

The Fund utilized $4,030,617 of capital loss carry forwards during the year ended October 31, 2007.

NOTE 5--WRITTEN OPTIONS:

During the year ended October 31, 2007, the Fund had the following transactions in written options:

                                                    NUMBER OF
                                                    CONTRACTS   PREMIUM
Options Outstanding at October 31, 2006                    --  $       --
-------------------------------------------------------------------------
Options--Written                                     (36,600)    (256,012)
-------------------------------------------------------------------------
Options--Expired                                           --          --
-------------------------------------------------------------------------
Options--Canceled in closing transactions              36,600     256,012
-------------------------------------------------------------------------
Options Outstanding at October 31, 2007                    --  $       --
-------------------------------------------------------------------------

NOTE 6--CUSTODIAN:

SSBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds pay a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the year ended October 31, 2007.

                                                      www.mainstayfunds.com   23

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2007, purchases and sales of securities, other than short-term securities, were $115,691 and $156,770, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS (IN 000'S):

CLASS A                                   SHARES       AMOUNT
Year ended October 31, 2007:

Shares sold                                  307      $  8,068
Shares redeemed                             (375)       (9,472)
                                          --------------------
Net decrease in shares outstanding
  before conversion                          (68)       (1,404)
Shares converted from Class B (See Note
  1)                                          27           703
                                          --------------------
Net decrease                                 (41)     $   (701)
                                          ====================

Year ended October 31, 2006:
Shares sold                                  726      $ 17,133
Shares redeemed                             (328)       (7,558)
                                          --------------------
Net increase in shares outstanding
  before conversion                          398         9,575
Shares converted from Class B (See Note
  1)                                         126         2,941
                                          --------------------
Net increase                                 524      $ 12,516
                                          ====================

CLASS B                                   SHARES      AMOUNT
Year ended October 31, 2007:

Shares sold                                  103      $2,654
Shares redeemed                             (111)     (2,748)
                                          ------------------
Net decrease in shares outstanding
  before conversion                           (8)        (94)
Shares reacquired upon conversion into
  Class A (See Note 1)                       (28)       (703)
                                          ------------------
Net decrease                                 (36)     $ (797)
                                          ==================

Year ended October 31, 2006:

Shares sold                                  280      $6,494
Shares redeemed                             (132)     (3,035)
                                          ------------------
Net increase in shares outstanding
  before conversion                          148       3,459
Shares reacquired upon conversion into
  Class A (See Note 1)                      (128)     (2,941)
                                          ------------------
Net increase                                  20      $  518
                                          ==================

CLASS C                                   SHARES      AMOUNT

Year ended October 31, 2007:

Shares sold                                  114      $2,922
Shares redeemed                              (57)     (1,426)
                                          ------------------
Net increase                                  57      $1,496
                                          ==================

Year ended October 31, 2006:

Shares sold                                  178      $4,149
Shares redeemed                              (78)     (1,788)
                                          ------------------
Net increase                                 100      $2,361
                                          ==================

CLASS I                                   SHARES       AMOUNT

Year ended October 31, 2007:

Shares sold                                1,236      $ 34,174
Shares redeemed                           (1,972)      (52,585)
                                          --------------------
Net decrease                                (736)     $(18,411)
                                          ====================

Year ended October 31, 2006:

Shares sold                                2,030      $ 49,370
Shares redeemed                           (4,220)     (102,361)
                                          --------------------
Net decrease                              (2,190)     $(52,991)
                                          ====================

NOTE 10--NEW ACCOUNTING PRONOUNCEMENTS:

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation becomes effective for the Fund's 2008 fiscal year, and is to be applied to all open tax years as of the date of effectiveness. Based on Management's analysis, the determination has been made that the adoption of the interpretation on November 1, 2007, did not have an impact on the Fund's financial statements upon adoption. Management continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws, regulations and interpretations, thereof.

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after Novem-

 24 MainStay All Cap Growth Fund
ber 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

                                                      www.mainstayfunds.com   25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
Eclipse Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay All Cap Growth Fund ("the Fund"), one of the funds constituting Eclipse Funds Inc., as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay All Cap Growth Fund of Eclipse Funds Inc. as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 20, 2007

 26 MainStay All Cap Growth Fund

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Funds' website at www.mainstayfunds.com; and (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request by calling 1-800-MAINSTAY
(1-800-624-6782); visiting the Funds' website at www.mainstayfunds.com; or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE
Each Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov and may be available by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting of shareholders of Eclipse Funds Inc. (the "Company") was held on May 4, 2007 at the Parsippany, New Jersey offices of New York Life Investment Management LLC. The purpose of the meeting was to elect the following individuals to the Board of Directors of the Company:

  - Susan B. Kerley
  - Alan R. Latshaw
  - Peter Meenan
  - Richard H. Nolan, Jr.
  - Richard S. Trutanic
  - Roman L. Weil
  - John A. Weisser
  - Brian A. Murdock (Interested Director)

There are no other Directors of the Company.

No other business came before the special meeting. The proposal to elect Directors was passed by the shareholders of the Fund as shown below:

ALL CAP                             VOTES
GROWTH FUND          VOTES FOR     WITHHELD   ABSTENTIONS       TOTAL
Susan B. Kerley    8,810,148.103     723.272    648.000     8,811,519.375
-------------------------------------------------------------------------
Alan R. Latshaw    8,810,148.103     723.272    648.000     8,811,519.375
-------------------------------------------------------------------------
Peter Meenan       8,810,148.103     723.272    648.000     8,811,519.375
-------------------------------------------------------------------------
Richard H.
 Nolan, Jr.        8,810,148.103     723.272    648.000     8,811,519.375
-------------------------------------------------------------------------
Richard S.
 Trutanic          8,810,148.103     723.272    648.000     8,811,519.375
-------------------------------------------------------------------------
Roman L. Weil      8,810,148.103     723.272    648.000     8,811,519.375
-------------------------------------------------------------------------
John A. Weisser    8,810,148.103     723.272    648.000     8,811,519.375
-------------------------------------------------------------------------
Brian A. Murdock   8,810,148.103     723.272    648.000     8,811,519.375
-------------------------------------------------------------------------

This resulted in approval of the proposal.

                                                      www.mainstayfunds.com   27

DIRECTORS AND OFFICERS

The Directors oversee the Fund and the Manager. Pursuant to notice, a Special Meeting of Shareholders of the Company was held on May 4, 2007, at NYLIM's offices in Parsippany, New Jersey. The Directors listed below were elected to serve the Company effective June 7, 2007.

Each Director serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Director shall tender his or her resignation upon reaching age 72. A Director reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Director shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Directors. The business address of each Director and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Directors and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,                                       NUMBER OF FUNDS  OTHER
                          POSITION(S) HELD                                      IN FUND COMPLEX  DIRECTORSHIPS
        NAME AND          WITH THE COMPANY       PRINCIPAL OCCUPATION(S)        OVERSEEN BY      HELD BY
        DATE OF BIRTH     AND LENGTH OF SERVICE  DURING PAST FIVE YEARS         DIRECTOR         DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR*

        BRIAN A. MURDOCK  Indefinite; Director   Member of the Board of               73         Trustee, Eclipse Funds since
        3/14/56           since June 2007 and    Managers and President (since                   June 2007 (3 funds);
                          Chief Executive        2004) and Chief Executive                       Director, MainStay VP Series
                          Officer since 2006     Officer (since 2006), New                       Fund, Inc., since 2006 (24
                                                 York Life Investment                            portfolios); Director, ICAP
                                                 Management LLC and New York                     Funds, Inc., since 2006 (3
                                                 Life Investment Management                      funds); Trustee, The MainStay
                                                 Holdings LLC; Senior Vice                       Funds since 2006 (21 funds)
                                                 President, New York Life
                                                 Insurance Company (since
                                                 2004); Chairman of the Board
                                                 and President, NYLIFE
                                                 Distributors LLC (since
                                                 2004); Member of the Board of
                                                 Managers, NYLCAP Manager LLC
                                                 and Madison Capital Funding
                                                 LLC (since 2004), MacKay
                                                 Shields LLC and Institutional
                                                 Capital LLC (since 2006), and
                                                 McMorgan & Company LLC (since
                                                 2007); Chief Executive
                                                 Officer, Eclipse Funds (since
                                                 2006); Chairman (2006 to
                                                 2007) and Trustee and Chief
                                                 Executive Officer (since
                                                 2006), The MainStay Funds;
                                                 Chairman (2006 to 2007) and
                                                 Director and Chief Executive
                                                 Officer (since 2006),
                                                 MainStay VP Series Fund,
                                                 Inc.; Director and Chief
                                                 Executive Officer, ICAP
                                                 Funds, Inc. (since 2006);
                                                 Chief Investment Officer,
                                                 MLIM Europe and Asia (2001 to
                                                 2003); President of Merrill
                                                 Japan and Chairman of MLIM's
                                                 Pacific Region (1999 to 2001)
        ----------------------------------------------------------------------------------------------------------------------

* This Director is considered to be an "interested person" of the Company within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."

 28   MainStay All Cap Growth Fund

                          TERM OF OFFICE,                                       NUMBER OF FUNDS  OTHER
                          POSITION(S) WITH                                      IN FUND COMPLEX  DIRECTORSHIPS
        NAME AND          THE COMPANY            PRINCIPAL OCCUPATION(S)        OVERSEEN BY      HELD BY
        DATE OF BIRTH     AND LENGTH OF SERVICE  DURING PAST FIVE YEARS         DIRECTOR         DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

        SUSAN B. KERLEY   Indefinite; Chairman   Partner, Strategic Management        73         Chairman since 2005 and
        8/12/51           since 2005 and         Advisors LLC (since 1990)                       Trustee since 2000, Eclipse
                          Director since 1990                                                    Funds (3 funds); Chairman and
                                                                                                 Director, ICAP Funds, Inc.,
                                                                                                 since 2006 (3 funds);
                                                                                                 Chairman and Trustee, The
                                                                                                 MainStay Funds, since June
                                                                                                 2007 (21 funds); Chairman and
                                                                                                 Director, MainStay VP Series
                                                                                                 Fund, Inc., since June 2007
                                                                                                 (24 portfolios); Trustee,
                                                                                                 Legg Mason Partners Funds,
                                                                                                 Inc., since 1991 (30
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        ALAN R. LATSHAW   Indefinite; Director   Retired; Partner, Ernst &            73         Trustee, Eclipse Funds since
        3/27/51           and Audit Committee    Young LLP (2002 to 2003);                       June 2007 (3 funds);
                          Financial Expert       Partner, Arthur Andersen LLP                    Director, ICAP Funds, Inc.,
                          since June 2007        (1989 to 2002); Consultant to                   since June 2007 (3 funds);
                                                 the Audit and Compliance                        Trustee, The MainStay Funds
                                                 Committee of The MainStay                       since 2006 (21 funds);
                                                 Funds (2004                                     Director, MainStay VP Series
                                                 to 2006)                                        Fund, Inc., since June 2007
                                                                                                 (24 portfolios); Trustee,
                                                                                                 State Farm Associates Funds
                                                                                                 Trusts since 2005 (3
                                                                                                 portfolios); Trustee, State
                                                                                                 Farm Mutual Fund Trust since
                                                                                                 2005 (15 portfolios);
                                                                                                 Trustee, State Farm Variable
                                                                                                 Product Trust since 2005 (9
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        PETER MEENAN      Indefinite; Director   Independent Consultant;              73         Trustee, Eclipse Funds since
        12/5/41           since 2002             President and Chief Executive                   2002 (3 funds); Director,
                                                 Officer, Babson-United, Inc.                    ICAP Funds, Inc., since June
                                                 (financial services firm)                       2007 (3 funds); Trustee, The
                                                 (2000 to 2004); Independent                     MainStay Funds since June
                                                 Consultant (1999 to 2000);                      2007 (21 funds); Director,
                                                 Head of Global Funds,                           MainStay VP Series Fund,
                                                 Citicorp (1995 to 1999)                         Inc., since June 2007 (24
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD H.        Indefinite; Director   Managing Director, ICC               73         Trustee, Eclipse Funds since
        NOLAN, JR.        since June 2007        Capital Management;                             June 2007 (3 funds);
        11/16/46                                 President-- Shields/Alliance,                   Director, ICAP Funds, Inc.,
                                                 Alliance Capital Management                     since June 2007 (3 funds);
                                                 (1994 to 2004)                                  Trustee, The MainStay Funds
                                                                                                 since June 2007 (21 funds);
                                                                                                 Director, MainStay VP Series
                                                                                                 Fund, Inc., since 2006 (24
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite; Director   Chairman (since 1990) and            73         Trustee, Eclipse Funds since
        TRUTANIC          since June 2007        Chief Executive Officer (1990                   June 2007 (3 funds);
        2/13/52                                  to 1999), Somerset Group                        Director, ICAP Funds, Inc.,
                                                 (financial advisory firm);                      since June 2007 (3 funds);
                                                 Managing Director and                           Trustee, The MainStay Funds
                                                 Advisor, The Carlyle Group                      since 1994 (21 funds);
                                                 (private investment firm)                       Director, MainStay VP Series
                                                 (2002                                           Fund, Inc., since June 2007
                                                 to 2004); Senior Managing                       (24 portfolios)
                                                 Director and Partner, Groupe
                                                 Arnault S.A. (private
                                                 investment firm) (1999 to
                                                 2002)
        ----------------------------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     29

                          TERM OF OFFICE,                                       NUMBER OF FUNDS  OTHER
                          POSITION(S) HELD WITH                                 IN FUND COMPLEX  DIRECTORSHIPS
        NAME AND          THE COMPANY AND        PRINCIPAL OCCUPATION(S)        OVERSEEN BY      HELD BY
        DATE OF BIRTH     LENGTH OF SERVICE      DURING PAST FIVE YEARS         DIRECTOR         DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

        ROMAN L. WEIL     Indefinite; Director   V. Duane Rath Professor of           73         Trustee, Eclipse Funds since
        5/22/40           and Audit Committee    Accounting, Graduate School                     June 2007 (3 funds);
                          Financial Expert       of Business, University of                      Director, ICAP Funds, Inc.,
                          since June 2007        Chicago; President, Roman L.                    since June 2007 (3 funds);
                                                 Weil Associates, Inc.                           Trustee, The MainStay Funds
                                                 (consulting firm)                               since June 2007 (21 funds);
                                                                                                 Director, MainStay VP Series
                                                                                                 Fund, Inc., since 1994 (24
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        JOHN A. WEISSER   Indefinite; Director   Retired. Managing Director of        73         Trustee, Eclipse Funds since
        10/22/41          since June 2007        Salomon Brothers, Inc. (1971                    June 2007 (3 funds);
                                                 to 1995)                                        Director, ICAP Funds, Inc.,
                                                                                                 since June 2007 (3 funds);
                                                                                                 Trustee, The MainStay Funds
                                                                                                 since June 2007 (21 funds);
                                                                                                 Director, MainStay VP Series
                                                                                                 Fund, Inc., since 1997 (24
                                                                                                 portfolios); Trustee,
                                                                                                 Direxion Funds (69 funds) and
                                                                                                 Direxion Insurance Trust (45
                                                                                                 funds) since March 2007
        ----------------------------------------------------------------------------------------------------------------------

Lawrence Glacken and Robert P. Mulhearn resigned as Directors of the Company effective June 7, 2007.

At a meeting of the Board of Directors held on June 7 and 8, 2007, the following individuals were appointed to serve as Officers of the Company effective June 7, 2007:

                          POSITION(S) HELD
        NAME AND          WITH THE COMPANY       PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     AND LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           since 2004             York Life Investment Management LLC (including predecessor
        10/19/46                                 advisory organizations) (since 2000); Secretary (since 2001)
                                                 and General Counsel (since 2004), New York Life Investment
                                                 Management Holdings LLC; Senior Vice President, New York
                                                 Life Insurance Company (since 2000); Vice President and
                                                 Secretary, McMorgan & Company LLC (since 2001); Secretary,
                                                 NYLIM Service Company LLC (since 2005), NYLCAP Manager LLC
                                                 (since 2004), Madison Capital Funding LLC (since 2002) and
                                                 Institutional Capital LLC (since 2006); Chief Legal Officer,
                                                 Eclipse Funds, The MainStay Funds and MainStay VP Series
                                                 Fund, Inc. (since 2004), McMorgan Funds (since 2005) and
                                                 ICAP Funds, Inc. (since 2006); Managing Director and Senior
                                                 Counsel, Lehman Brothers Inc. (1998 to 1999); General
                                                 Counsel and Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to 1998)
        -----------------------------------------------------------------------------------------------------
        JACK R.           Treasurer and          Managing Director, New York Life Investment Management LLC
        BENINTENDE        Principal Financial    (since June 2007); Treasurer and Principal Financial and
        5/12/64           and Accounting         Accounting Officer, Eclipse Funds, The MainStay Funds,
                          Officer since June     MainStay VP Series Fund, Inc., ICAP Funds, Inc. (since June
                          2007                   2007); Vice President, Prudential Investments (2000 to
                                                 2007); Assistant Treasurer, JennisonDryden Family of Funds,
                                                 Target Portfolio Trust, The Prudential Series Fund and
                                                 American Skandia Trust (2006 to 2007); Treasurer and
                                                 Principal Financial Officer, The Greater China Fund (2007)
        -----------------------------------------------------------------------------------------------------
        STEPHEN P.        President since March  Senior Managing Director and Chief Marketing Officer, New
        FISHER            2007                   York Life Investment Management LLC (since 2005); Managing
        2/22/59                                  Director--Retail Marketing, New York Life Investment
                                                 Management LLC (2003 to 2005); President, Eclipse Funds, The
                                                 MainStay Funds, MainStay VP Series Fund, Inc., and ICAP
                                                 Funds, Inc. (since March 2007); Managing Director, UBS
                                                 Global Asset Management (1999 to 2003)
        -----------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--       Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration since   predecessor advisory organizations) (since 2000); Executive
        2/8/59            2005                   Vice President, New York Life Trust Company and New York
                                                 Life Trust Company, FSB (since 2006); Vice President--
                                                 Administration, Eclipse Funds, MainStay VP Series Fund,
                                                 Inc., and The MainStay Funds (since 2005) and ICAP Funds,
                                                 Inc. (since 2006)
        -----------------------------------------------------------------------------------------------------

 30   MainStay All Cap Growth Fund

                          POSITION(S) HELD
        NAME AND          WITH THE COMPANY       PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     AND LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS
        ALISON H.         Senior Vice President  Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           and Chief Compliance   2006) and Managing Director and Chief Compliance Officer
        12/16/65          Officer since 2006     (2003 to 2006), New York Life Investment Management LLC and
                                                 New York Life Investment Management Holdings LLC; Senior
                                                 Managing Director, Compliance (since 2006) and Managing
                                                 Director, Compliance (2003 to 2006), NYLIFE Distributors
                                                 LLC; Chief Compliance Officer, NYLCAP Manager LLC; Senior
                                                 Vice President and Chief Compliance Officer, Eclipse Funds,
                                                 The MainStay Funds and MainStay VP Series Fund, Inc., and
                                                 ICAP Funds, Inc. (since 2006); Vice President--Compliance,
                                                 Eclipse Funds, The MainStay Funds and MainStay VP Series
                                                 Fund, Inc. (2004 to 2006); Deputy Chief Compliance Officer,
                                                 New York Life Investment Management LLC (2002 to 2003); Vice
                                                 President and Compliance Officer, Goldman Sachs Asset
                                                 Management (1999 to 2002)
        -----------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Secretary since 2004   Managing Director and Associate General Counsel, New York
        MORRISON*                                Life Investment Management LLC (since 2004); Managing
        3/26/56                                  Director and Secretary, NYLIFE Distributors LLC (since
                                                 2004); Secretary, Eclipse Funds, The MainStay Funds and
                                                 MainStay VP Series Fund, Inc. (since 2004) and ICAP Funds,
                                                 Inc. (since 2006); Chief Legal Officer--Mutual Funds and
                                                 Vice President and Corporate Counsel, The Prudential
                                                 Insurance Company of America (2000 to 2004)
        -----------------------------------------------------------------------------------------------------

* In addition to serving as Secretary to the Company, effective January 1, 2008, Marguerite E.H. Morrison will assume the role of Chief Legal Officer to the Company.

Arphiela Arizmendi resigned as Treasurer and Principal Financial and Accounting Officer of the Company effective June 7, 2007.

Christopher O. Blunt resigned as President of the Company effective March 10, 2007.

Patrick G. Boyle resigned as Executive Vice President of the Company effective June 7, 2007.

Tony H. Elavia resigned as Senior Vice President of the Company effective June 7, 2007.

Alan J. Kirshenbaum resigned as Senior Vice President of the Company effective March 19, 2007.

                                                    www.mainstayfunds.com     31

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay All Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay 130/30 High Yield Fund(2)
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
Chicago, Illinois

MACKAY SHIELDS LLC(3)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                         Not part of the Annual Report

                       This page intentionally left blank

                       This page intentionally left blank

                               (True Blank Page)

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)
------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         Eclipse Funds Inc.

(C) 2007 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

NYLIM-AO11871         (RECYCLE LOGO)                     MS329-07   MSAG11-12/07
                                                                              A1

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    CASH RESERVES FUND

                    Message from the President
                    and
                    Annual Report
                    October 31, 2007

MESSAGE FROM
THE PRESIDENT

The 12-month period ended October 31, 2007, was a dynamic one for mutual fund investors. U.S. equity markets generally advanced, with growth stocks out-performing value stocks at all capitalization levels. Although past performance is no guarantee of future results, international stocks as a whole provided even stronger returns for U.S. investors.

The progress of the equity markets, however, was far from steady. In February, weakness in Asian markets led to sharp price declines around the globe. The correction caused many investors to reconsider whether China and other emerging economies could sustain their rapid growth. Fortunately, strong corporate-earnings reports and positive economic news helped the stock market regain its footing.

In July and August, difficulties in the subprime-mortgage market led to another stock-market correction. A number of high-profile mortgage originators either closed their doors or were sold to larger entities. Other leading financial services firms faced major write-offs because of subprime-mortgage exposure.

The Federal Open Market Committee (FOMC) took prompt action to increase liquidity and stabilize the financial markets by lowering the discount rate and the federal funds target rate during the reporting period. These Federal Reserve moves helped calm investor concerns, and the stock market generally advanced from August 16, 2007, the date of an unscheduled FOMC meeting, through the end of October 2007.

Difficulties in the subprime-mortgage market led to a "flight to quality," or a general movement toward fixed-income securities that carry lower risk. As demand for short- and intermediate-term Treasury securities increased, yields fell across much of the maturity spectrum. Yields rose, however, on 20- and 30-year Treasury bonds, and the yield curve steepened during the 12-month reporting period.

High-yield bonds rallied from November 2006 through May 2007. But in June and July, the yield differences--or spreads--between high-yield bonds and comparable Treasury securities began to widen. At the end of October 2007, these spreads were wider than when the reporting period began, making high-yield securities more attractive to investors willing to accept higher risk.

To help investors address the challenges of today's ever-changing markets, New York Life Investment Management LLC provides access to seven institutional investment boutiques, each with its own proprietary research and investment culture. As advisors and subadvisors to MainStay Funds, these boutiques bring a wealth of experience and market insight to our shareholders. The portfolio managers of each MainStay Fund seek to consistently apply time-tested investment principles across a wide variety of market environments.

The report that follows provides more specific information about the market forces and investment decisions that affected your investment in MainStay Funds from November 1, 2006, through October 31, 2007. Please read the report carefully. As you do, bear in mind that this annual report reflects just a short segment of your lifetime investment journey. We look forward to continuing to work with you, wherever that journey may lead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President


                         Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    CASH RESERVES FUND

                    MainStay Funds

                    Annual Report

                    October 31, 2007

TABLE OF CONTENTS

Annual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   8
--------------------------------------------------------------------------------

Portfolio of Investments                                                      10
--------------------------------------------------------------------------------

Financial Statements                                                          13
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 18
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       22
--------------------------------------------------------------------------------

Federal Income Tax Information                                                23
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  23
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        23
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               23
--------------------------------------------------------------------------------

Directors and Officers                                                        24

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

CLASS I SHARES(1)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE        FIVE         TEN
TOTAL RETURNS            YEAR       YEARS       YEARS
-----------------------------------------------------
                         4.93%      2.65%       3.56%

7-DAY CURRENT YIELD: 4.63%

(PERFORMANCE GRAPH)

                                                                                 AVERAGE LIPPER
                                                 MAINSTAY CASH RESERVES        INSTITUTIONAL MONEY        AVERAGE LIPPER MONEY
                                                          FUND                     MARKET FUND                 MARKET FUND
                                                 ----------------------        -------------------        --------------------
10/31/97                                                  10000                       10000                       10000
                                                          10531                       10541                       10488
                                                          11037                       11056                       10946
                                                          11698                       11724                       11551
                                                          12244                       12276                       12038
                                                          12446                       12483                       12184
                                                          12549                       12600                       12252
                                                          12646                       12713                       12315
                                                          12952                       13039                       12571
                                                          13521                       13635                       13084
10/31/07                                                  14188                       14330                       13688

SWEEP SHARES CLASS SHARES(1)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE        FIVE         TEN
TOTAL RETURNS            YEAR       YEARS       YEARS
-----------------------------------------------------
                         4.41%      2.15%       3.03%

7-DAY CURRENT YIELD: 4.13%

(PERFORMANCE GRAPH)

                                                                                 AVERAGE LIPPER
                                                 MAINSTAY CASH RESERVES        INSTITUTIONAL MONEY        AVERAGE LIPPER MONEY
                                                       FUND SWEEP                  MARKET FUND                 MARKET FUND
                                                 ----------------------        -------------------        --------------------
10/31/97                                                  10000                       10000                       10000
                                                          10479                       10541                       10488
                                                          10916                       11056                       10946
                                                          11512                       11724                       11551
                                                          11990                       12276                       12038
                                                          12127                       12483                       12184
                                                          12166                       12600                       12252
                                                          12199                       12713                       12315
                                                          12432                       13039                       12571
                                                          12915                       13635                       13084
10/31/07                                                  13485                       14330                       13688

                                                             ONE                FIVE               TEN
BENCHMARK PERFORMANCE                                        YEAR              YEARS              YEARS
---------------------------------------------------------------------------------------------------------------

Average Lipper money market fund(2)                          4.55%              2.30%              3.19%
Average Lipper institutional money market fund(2)            5.05               2.75               3.66

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $10,000. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Sweep Shares Class shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of .25% and are available only through financial institutions participating in a sweep account arrangement. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. From inception (1/2/91) through 12/7/98, performance for the Sweep Shares Class shares (first offered 12/8/98) includes the performance of Class I shares adjusted to reflect applicable fees, estimated expenses and fee waivers and/or expense limitations of Sweep Class shares upon initial offer.
1. As of 10/31/07, MainStay Cash Reserves Fund had an effective 7-day yield of 4.66% and a 7-day current yield of 4.63% for Class I shares and an effective 7-day yield of 4.14% and a 7-day current yield of 4.13% for Sweep Shares Class shares. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield and the 7-day current yield would have been 4.54% and 4.52% for Class I shares and 4.02% and 4.02% for Sweep Shares Class shares. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The current yield is more reflective of the Fund's earnings than the total return.
2. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

                                                     www.mainstayfunds.com     5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY CASH RESERVES FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2007, to October 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2007, to October 31, 2007.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/07            10/31/07          PERIOD(1)           10/31/07           PERIOD(1)

CLASS I SHARES                        $1,000.00         $1,024.50            $2.55            $1,022.50             $2.55
---------------------------------------------------------------------------------------------------------------------------

SWEEP SHARES CLASS                    $1,000.00         $1,022.00            $5.10            $1,020.00             $5.09
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's net annualized expense ratio of each class (0.50% for Class I and 1.00% for Sweep Shares Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).

 6   MainStay Cash Reserves Fund

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2007

(COMPOSITION PIE CHART)

Commercial Paper                                                                  78.7
Certificates of Deposit                                                            7.0
Federal Agencies                                                                   6.8
Asset-Backed Securities                                                            3.1
Corporate Bonds                                                                    2.6
Medium-Term Notes                                                                  1.4
Bank Note                                                                          1.1
Liabilities in Excess of Cash and Other Assets                                    (0.7)

See Portfolio of Investments on page 10 for specific holdings within these categories.

                                                     www.mainstayfunds.com     7

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Mark C. Boyce and David E. Clement, CFA, of New York Life Investment Management LLC

HOW DID MAINSTAY CASH RESERVES FUND PERFORM RELATIVE TO ITS PEERS DURING THE 12 MONTHS ENDED OCTOBER 31, 2007?

For the seven-day period ended October 31, 2007, MainStay Cash Reserves Fund Class I shares provided a current yield of 4.63% and an effective yield of 4.66%, while Sweep Shares Class shares provided a current yield of 4.13% and an effective yield of 4.14%. For the 12 months ended October 31, 2007, MainStay Cash Reserves Fund Class I shares returned 4.93% and Sweep Shares Class shares returned 4.41%. Class I shares outperformed--and Sweep Shares Class shares underperformed--the 4.55% return of the average Lipper(1) money market fund for the 12 months ended October 31, 2007. Over the same period, both share classes underperformed the 5.05% return of the average Lipper institutional money market fund.

WHAT FACTORS CONTRIBUTED TO THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The most significant factor that influenced the money markets during the reporting period was the impact of subprime-mortgage lending on some asset-backed commercial paper programs and structured investment vehicles in which money market funds may invest. Subprime-mortgage-market exposure in some of these programs lowered money market liquidity when short-term investors became increasingly hesitant to roll over maturities of these types of investments as they came due. This investor reaction prompted the Federal Open Market Committee (FOMC) to lower its targeted federal funds rate twice in the last six weeks of the reporting period--by 50 basis points in mid-September and by another 25 basis points on October 31. (A basis point is one-hundredth of a percentage point.) The targeted federal funds rate stood at 4.50% at the end of the reporting period.

Our duration strategy throughout the reporting period reflected anticipated FOMC action. During the first half of the period, our duration strategy focused on remaining neutral in relation to a steady and unchanging Federal Reserve monetary policy. The Fund maintained an average-weighted-maturity target of 40 to 45 days. The strategy worked well, since rates on short-term securities--particularly those with maturities of six months or less--remained relatively stable during these months. In August, however, the FOMC lowered the discount rate, or the rate eligible commercial banks and depository institutions must pay to borrow funds directly from the Federal Reserve. Cuts in the targeted federal funds rate followed in September and October. As the FOMC moved to lower short-term interest rates, we lengthened the Fund's average-weighted maturity target to 55 to 60 days. This adjustment anticipated further FOMC easings and helped the Fund maintain a competitive yield.

HOW DID THE FUND INVEST DURING THE REPORTING PERIOD?

In response to the major market dislocation that occurred during the last few months of the reporting period, we adopted a more defensive posture and significantly increased the Fund's exposure to Treasury and agency securities. While this strategy reduced the Fund's overall yield, it also lowered exposure to headline risk at a time when the short-term fixed-income market found itself in unfamiliar territory--namely, on the front pages of the financial news.

In the Treasury sector, the Fund purchased some coupons maturing in May and June 2008 as well as some Treasury bills maturing in March of 2008. In the agency sector, the Fund invested in some Federal Home Loan Bank and Federal Farm Credit Bank debentures, each maturing in August 2008.

We continued to find value in the corporate sector during the reporting period, particularly among major companies. The Fund invested in the floating-rate securities of General Electric Capital and International Business Machines. We also added Fund exposure to fixed-rate corporate securities through


AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

1. See footnote on page 5 for more information on Lipper Inc.

 8   MainStay Cash Reserves Fund
investments in General Dynamics. As market turmoil increased in the last few months of the reporting period, market participants flocked to higher-quality instruments and it became increasingly difficult to find short-term corporate securities. As a result, the Fund's corporate exposure decreased sharply by the end of the reporting period.

We continued to reduce the Fund's exposure to repurchase agreements throughout the reporting period. At the end of October 2007, the Fund was also significantly underweight in asset-backed commercial paper.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                     www.mainstayfunds.com     9

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2007

                                                      PRINCIPAL      AMORTIZED
                                                         AMOUNT           COST
SHORT-TERM INVESTMENTS (100.7%)+
------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (3.1%)
BMW Vehicle Lease Trust
 Series 2007-1, Class A1
 5.062%, due 11/17/08                               $ 6,000,000   $  6,000,000
Caterpillar Financial Asset Trust
 Series 2007-A, Class A1
 5.672%, due 9/25/08                                  2,580,850      2,580,850
Hyundai Auto Receivables Trust
 Series 2007-A, Class A1
 5.291%, due 10/15/08                                 7,317,133      7,317,133
World Omni Auto Receivables Trust
 Series 2007-B, Class A1
 5.676%, due 10/15/08                                 6,528,993      6,528,993
                                                                  ------------
                                                                    22,426,976
                                                                  ------------

BANK NOTE (1.1%)
Wachovia Bank N.A.
 5.19%, due 6/27/08 (a)                               8,000,000      8,001,028
                                                                  ------------

CERTIFICATES OF DEPOSIT (7.0%)
Comerica Bank
 5.122%, due 2/8/08 (a)                              15,900,000     15,900,160
Deutsche Bank A.G.
 4.90%, due 4/24/08 (a)                              10,000,000     10,000,000
Royal Bank of Canada
 5.42%, due 2/7/08                                    5,000,000      5,000,000
Toronto Dominion Bank, Ltd.
 5.05%, due 11/9/07                                  10,000,000     10,000,000
Wachovia Bank N.A.
 5.32%, due 2/4/08                                   10,000,000     10,000,000
                                                                  ------------
                                                                    50,900,160
                                                                  ------------

COMMERCIAL PAPER (78.7%)
Abbott Laboratories
 4.68%, due 11/8/07 (b)                              10,000,000      9,990,900
Air Products & Chemicals, Inc.
 4.63%, due 11/14/07 (b)                             10,772,000     10,753,990
American Honda Finance Corp.
 5.22%, due 11/6/07                                  14,000,000     13,989,850
Anheuser-Busch Cos., Inc.
 4.71%, due 11/5/07 (b)                               5,070,000      5,067,347
Archer-Daniels-Midland Co.
 5.00%, due 11/13/07 (b)                             10,000,000      9,983,333
 5.10%, due 11/6/07 (b)                               5,000,000      4,996,458
Avon Capital Corp.
 4.75%, due 11/9/07 (b)                              10,000,000      9,989,444
 4.80%, due 11/8/07 (b)                               7,545,000      7,537,958
Bank of America Corp.
 5.19%, due 1/25/08                                  10,000,000      9,877,459

                                                      PRINCIPAL      AMORTIZED
                                                         AMOUNT           COST
COMMERCIAL PAPER (CONTINUED)
Becton Dickinson & Co.
 4.71%, due 11/20/07                                $ 3,420,000   $  3,411,498
BP Capital Markets PLC
 4.65%, due 2/20/08 (b)                               2,248,000      2,215,769
 4.76%, due 2/5/08 (b)                                5,735,000      5,662,204
 4.90%, due 12/17/07 (b)                             10,000,000      9,937,389
Cargill Global Fund PLC
 4.90%, due 12/6/07 (b)                               4,825,000      4,802,014
Cargill, Inc.
 5.40%, due 11/13/07 (b)                             12,120,000     12,098,184
Coca-Cola Co. (The)
 5.20%, due 12/7/07                                  15,140,000     15,061,272
 5.23%, due 12/10/07                                  5,000,000      4,971,671
Colgate-Palmolive Co.
 4.63%, due 11/29/07 (b)                             10,000,000      9,963,989
 4.70%, due 11/9/07 (b)                               9,525,000      9,515,052
Dover Corp.
 4.65%, due 12/20/07 (b)                             10,000,000      9,936,708
 4.77%, due 11/5/07 (b)                              10,000,000      9,994,700
Estee Lauder Cos.
 4.75%, due 11/2/07 (b)                              10,000,000      9,998,680
General Dynamics Corp.
 3.00%, due 5/15/08                                  10,800,000     10,667,154
Govco, Inc.
 5.29%, due 11/6/07 (b)                              10,000,000      9,992,652
Hershey Co. (The)
 4.64%, due 12/19/07 (b)                             10,000,000      9,938,133
 5.08%, due 11/14/07 (b)                             10,000,000      9,981,656
Hewlett-Packard Co.
 4.95%, due 11/16/07 (b)                             10,000,000      9,979,375
 5.00%, due 12/14/07 (b)                             10,000,000      9,940,278
Honeywell International, Inc.
 4.71%, due 12/11/07 (b)                              7,855,000      7,813,892
 5.12%, due 11/20/07 (b)                              5,000,000      4,986,489
ING US Funding LLC
 5.19%, due 12/18/07                                 15,000,000     14,898,363
 5.50%, due 12/5/07                                   5,000,000      4,974,028
International Lease Finance Corp.
 5.18%, due 12/12/07                                 12,400,000     12,326,847
John Deere Capital Corp.
 4.73%, due 1/18/08 (b)                              10,000,000      9,897,517
Johnson & Johnson
 5.00%, due 11/19/07 (b)                             10,610,000     10,583,475
Kimberly-Clark Worldwide
 4.70%, due 11/28/07 (b)                             10,000,000      9,964,750
McCormick & Co., Inc.
 5.00%, due 11/26/07 (b)                              5,000,000      4,982,638
 5.08%, due 11/26/07 (b)                              5,000,000      4,982,362
 5.10%, due 2/29/08 (b)                               8,000,000      7,864,000

+ Percentages indicated are based on Fund net assets.

 10   MainStay Cash Reserves Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL      AMORTIZED
                                                         AMOUNT           COST
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Minnesota Mining & Manufacturing Co.
 4.70%, due 11/19/07                                $ 7,000,000   $  6,983,550
 4.90%, due 11/16/07                                 10,000,000      9,979,583
Morgan Stanley
 5.32%, due 2/28/08                                   5,000,000      5,000,000
Northern Illinois Gas Co.
 4.75%, due 11/1/07                                  14,101,000     14,101,000
NSTAR
 4.68%, due 11/7/07 (b)                              10,140,000     10,132,091
Paccar Financial Corp.
 5.20%, due 11/2/07                                  14,400,000     14,397,920
 5.25%, due 12/3/07                                   6,000,000      5,972,000
Pfizer, Inc.
 4.53%, due 4/28/08 (b)                               8,199,000      8,014,324
Pitney Bowes, Inc.
 4.67%, due 11/14/07 (b)                             10,000,000      9,983,136
Praxair, Inc.
 4.67%, due 11/20/07                                 10,000,000      9,975,353
 4.71%, due 11/8/07                                   8,940,000      8,931,812
Procter & Gamble Co.
 4.74%, due 12/11/07 (b)                             10,000,000      9,947,333
Siemens Capital Co. LLC
 4.81%, due 12/12/07 (b)                              6,975,000      6,936,791
 5.01%, due 12/20/07 (b)                             10,000,000      9,931,809
Southern Co. Funding Corp.
 4.74%, due 11/15/07 (b)                             10,000,000      9,981,567
Stanley Works (The)
 4.75%, due 11/26/07 (b)                              2,295,000      2,287,430
 5.27%, due 11/15/07 (b)                             15,000,000     14,969,258
Teachers Insurance & Annuity Association
 4.77%, due 11/16/07 (b)                              6,950,000      6,936,187
 5.30%, due 11/5/07 (b)                               5,000,000      4,997,055
UBS Finance Delaware LLC
 5.205%, due 11/7/07                                 13,240,000     13,228,514
Unilever Capital Corp.
 5.31%, due 11/27/07 (b)                             10,000,000      9,961,650
 5.33%, due 11/27/07 (b)                              3,735,000      3,720,622
Wal-Mart Stores, Inc.
 4.45%, due 1/29/08 (b)                              10,000,000      9,889,986
 4.72%, due 1/8/08 (b)                               10,000,000      9,910,844
Walt Disney Co.
 4.84%, due 1/11/08                                  10,000,000      9,904,544
                                                                  ------------
                                                                   569,603,837
                                                                  ------------

                                                      PRINCIPAL      AMORTIZED
                                                         AMOUNT           COST
CORPORATE BONDS (2.6%)
Berkshire Hathaway Finance Corp.
 5.299%, due 1/11/08 (a)                            $ 5,000,000   $  4,999,951
International Business Machines Corp.
 5.132%, due 9/8/08 (a) (b)                          10,000,000      9,993,005
TIAA Global Markets
 4.125%, due 11/15/07 (b)                             3,600,000      3,598,507
                                                                  ------------
                                                                    18,591,463
                                                                  ------------

MEDIUM-TERM NOTE (1.4%)
General Electric Capital Corp.
 5.56%, due 5/19/08 (a)                              10,000,000     10,004,771
                                                                  ------------

U.S. GOVERNMENT & FEDERAL AGENCIES (6.8%)
Federal Farm Credit Bank
 3.30%, due 8/11/08                                   4,000,000      3,960,514
 4.64%, due 4/15/08                                   5,000,000      4,893,022
Federal Home Loan Bank
 4.54%, due 12/7/07                                     814,000        810,304
 4.625%, due 3/14/08                                  5,000,000      4,913,924
 4.69%, due 12/7/07                                   2,735,000      2,722,173
 4.775%, due 10/28/08                                10,000,000     10,000,000
 4.789%, due 1/11/08                                  5,000,000      4,952,775
 4.84%, due 2/29/08                                   5,000,000      4,919,333
United States Treasury Bill
 4.27%, due 3/6/08                                    5,000,000      4,925,275
United States Treasury Notes
 3.75%, due 5/15/08                                   5,000,000      4,980,643
 5.125%, due 6/30/08                                  2,190,000      2,200,824
                                                                  ------------
                                                                    49,278,787
                                                                  ------------
Total Short-Term Investments
 (Amortized Cost $728,807,022) (c)                        100.7%   728,807,022
Liabilities in Excess of
 Cash and Other Assets                                     (0.7)    (4,707,170)
                                                    -----------   ------------
Net Assets                                                100.0%  $724,099,852
                                                    ===========   ============

(a)  Floating rate. Rate shown is the rate in effect at October 31, 2007.
(b) May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(c) The cost stated also represents the aggregate cost for federal income tax purposes.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11

The table below sets forth the diversification of Cash Reserves Fund investments by industry.

INDUSTRY DIVERSIFICATION

                                        AMORTIZED
                                             COST   PERCENT+
Aerospace/Defense                    $ 10,667,153        1.5%
Agricultural Operations                12,098,184        1.7
Beverages--Non-Alcoholic               20,032,943        2.8
Brewery                                 5,067,347        0.7
Commercial Banks--Central U.S.         10,000,000        1.4
Commercial Banks--Eastern U.S.         25,000,000        3.5
Commercial Banks--Southern U.S.         8,001,028        1.1
Computers                              29,912,658        4.1
Cosmetics & Toiletries                 49,389,804        6.8
Diversified Financial Services         47,378,299        6.5
Diversified Manufacturing
 Operations                            66,563,522        9.2
Electric--Generation                   10,132,091        1.4
Electric--Integrated                    9,981,567        1.4
Finance--Auto Loans                    34,359,770        4.7
Finance--Commercial                     2,580,850        0.4
Finance--Consumer Loans                 9,897,517        1.4
Finance--Investment Banker/Broker      24,872,390        3.3
Finance--Leasing Companies             12,326,847        1.6
Finance--Other Services                13,591,159        1.9
Food--Confectionery                    19,919,789        2.8
Food--Flour & Grain                    14,979,792        2.1
Food--Miscellaneous/Diversified        17,829,000        2.5
Gas--Distribution                      14,101,000        1.9
Industrial Gases                       29,661,155        4.1
Life/Health Insurance                  11,933,242        1.6
Medical--Drugs                         18,005,224        2.5
Medical Products                       13,994,973        1.9
Money Center Banks                     13,228,514        1.8
Multi-Media                             9,904,544        1.4
Office Automation & Equipment           9,983,136        1.4
Oil Companies--Integrated              17,815,362        2.5
Reinsurance                             4,999,951        0.7
Retail--Discount                       19,800,831        2.7
Special Purpose Entity                 18,484,287        2.6
Super-Regional Banks--U.S.             25,777,618        3.6
Tools--Hand Held                       17,256,688        2.4
U.S. Government & Federal Agencies     49,278,787        6.8
                                     ------------   --------
                                      728,807,022      100.7
Liabilities in Excess of
 Cash and Other Assets                 (4,707,170)      (0.7)
                                     ------------   --------
Net Assets                           $724,099,852      100.0%
                                     ============   ========

+    Percentages indicated are based on Fund net assets.

 12   MainStay Cash Reserves Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2007

ASSETS:
Investment in securities, at value
  (amortized cost $728,807,022)                 $728,807,022
Cash                                                   1,183
Receivables:
  Interest                                         1,356,540
  Fund shares sold                                   605,515
Other assets                                          13,315
                                                -------------
    Total assets                                 730,783,575
                                                -------------
LIABILITIES:
Payables:
  Investment securities purchased                  6,000,000
  Manager (See Note 3)                               208,421
  NYLIFE Distributors (See Note 3)                   167,640
  Shareholder communication                          122,484
  Transfer agent (See Note 3)                         85,130
  Fund shares redeemed                                41,556
  Professional fees                                   40,677
  Custodian                                            6,352
  Directors                                            4,495
Accrued expenses                                       6,968
                                                -------------
    Total liabilities                              6,683,723
                                                -------------
Net assets                                      $724,099,852
                                                =============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  8 billion shares authorized                   $    724,105
Additional paid-in capital                       723,381,822
                                                -------------
                                                 724,105,927
Accumulated net realized loss on investments          (6,075)
                                                -------------
Net assets                                      $724,099,852
                                                =============
CLASS I
Net assets applicable to outstanding shares     $350,716,543
                                                =============
Shares of capital stock outstanding              350,731,566
                                                =============
Net asset value and offering price per share
  outstanding                                   $       1.00
                                                =============
SWEEP SHARES CLASS
Net assets applicable to outstanding shares     $373,383,309
                                                =============
Shares of capital stock outstanding              373,373,601
                                                =============
Net asset value and offering price per share
  outstanding                                   $       1.00
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2007

INVESTMENT INCOME:
INCOME:
  Interest                                       $33,580,440
                                                 ------------
EXPENSES:
  Manager (See Note 3)                             2,775,056
  Distribution--Sweep Shares Class (See Note 3)      860,869
  Service--Sweep Shares Class (See Note 3)           860,869
  Transfer agent Class I and Sweep Shares Class
    (See Note 3)                                     404,915
  Shareholder communication                          161,081
  Professional fees                                  112,129
  Registration                                        56,859
  Custodian                                           27,608
  Directors                                           26,681
  Miscellaneous                                       32,804
                                                 ------------
    Total expenses before waiver                   5,318,871
  Expense waiver from Manager (See Note 3)          (440,812)
                                                 ------------
    Net expenses                                   4,878,059
                                                 ------------
Net investment income                             28,702,381
                                                 ------------

REALIZED LOSS ON INVESTMENTS:
Net realized loss on investments                      (2,578)
                                                 ------------
Net increase in net assets resulting from
  operations                                     $28,699,803
                                                 ============

 14   MainStay Cash Reserves Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2007 AND OCTOBER 31, 2006

                                              2007            2006
INCREASE IN NET ASSETS:

Operations:
 Net investment income              $   28,702,381   $  21,859,727
 Net realized loss on investments           (2,578)             --
                                    ------------------------------
 Net increase in net assets
  resulting from operations             28,699,803      21,859,727
                                    ------------------------------

Dividends to shareholders:
 From net investment income:
   Class I                             (13,817,799)    (10,662,917)
   Sweep Shares Class                  (14,884,582)    (11,198,213)
                                    ------------------------------
 Total dividends to shareholders       (28,702,381)    (21,861,130)
                                    ------------------------------

Capital share transactions:
 Net proceeds from sale of shares    1,005,185,731     783,739,177
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends                          28,635,996      21,762,402
 Cost of shares redeemed              (873,752,919)   (744,692,216)
                                    ------------------------------
   Increase in net assets derived
    from capital share
    transactions                       160,068,808      60,809,363
                                    ------------------------------
   Net increase in net assets          160,066,230      60,807,960

NET ASSETS:
Beginning of year                      564,033,622     503,225,662
                                    ------------------------------
End of year                         $  724,099,852   $ 564,033,622
                                    ==============================
Accumulated distributions in
 excess of net investment income
 at end of year                     $           --   $      (1,403)
                                    ==============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                            CLASS I
                                ----------------------------------------------------------------
                                                     YEAR ENDED OCTOBER 31,
                                  2007          2006          2005          2004          2003
Net asset value at beginning
  of year                       $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                --------      --------      --------      --------      --------
Net investment income               0.05          0.04          0.02          0.01          0.01
Net realized and unrealized
  gain (loss) on investments       (0.00)(a)        --         (0.00)(a)      0.00(a)       0.00(a)
                                --------      --------      --------      --------      --------
Total from investment
  operations                        0.05          0.04          0.02          0.01          0.01
                                --------      --------      --------      --------      --------
Less dividends and
  distributions:
  From net investment income       (0.05)        (0.04)        (0.02)        (0.01)        (0.01)
  From net realized gain on
    investments                       --            --            --         (0.00)(a)     (0.00)(a)
                                --------      --------      --------      --------      --------
Total dividends and
  distributions                    (0.05)         0.04)        (0.02)        (0.01)        (0.01)
                                --------      --------      --------      --------      --------
Net asset value at end of year  $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                ========      ========      ========      ========      ========
Total investment return             4.93%         4.39%         2.42%         0.77%         0.83%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income             4.82%         4.32%         2.40%         0.77%         0.84%
  Net expenses                      0.50%         0.50%         0.50%         0.50%         0.50%
  Expenses (before waiver)          0.57%         0.54%         0.59%         0.60%         0.60%
Net assets at end of year (in
  000's)                        $350,717      $253,013      $232,187      $246,542      $221,058

(a)  Less than one cent per share.

 16   MainStay Cash Reserves Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                           SWEEP SHARES CLASS
    ----------------------------------------------------------------
                         YEAR ENDED OCTOBER 31,
      2007          2006          2005          2004          2003
    $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
    --------      --------      --------      --------      --------
        0.04          0.04          0.02          0.00(a)       0.00(a)
       (0.00)(a)        --         (0.00)(a)      0.00(a)       0.00(a)
    --------      --------      --------      --------      --------
        0.04          0.04          0.02          0.00(a)       0.00(a)
    --------      --------      --------      --------      --------
       (0.04)        (0.04)        (0.02)        (0.00)(a)     (0.00)(a)
          --            --            --         (0.00)(a)     (0.00)(a)
    --------      --------      --------      --------      --------
       (0.04)        (0.04)        (0.02)        (0.00)(a)     (0.00)(a)
    --------      --------      --------      --------      --------
    $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
    ========      ========      ========      ========      ========
        4.41%         3.88%         1.91%         0.27%         0.33%
        4.32%         3.82%         1.90%         0.27%         0.34%
        1.00%         1.00%         1.00%         1.00%         1.00%
        1.07%         1.04%         1.09%         1.10%         1.10%
    $373,383      $311,020      $271,039      $260,814      $272,856

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Cash Reserves Fund (the "Fund"), a diversified fund.

The Fund currently offers two classes of shares. Class I shares and the Sweep Shares Class are offered at net asset value without imposition of a front-end sales charge or a contingent deferred sales charge. The Fund's No-Load Class shares were redesignated as the Class I shares on January 1, 2004. Each class of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions, except that the classes are subject to different distribution fee rates. The Sweep Shares Class bears distribution and service fee payments under a distribution and service plan pursuant to Rule 12b-1 under the Investment Company Act. In addition, the Sweep Shares Class bears service fee payments under a shareholder service plan.

The Fund's investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) VALUATION OF FUND SHARES. The Fund seeks to maintain a net asset value of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(B) SECURITIES VALUATION. Securities are valued at their amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund declares dividends of net investment income daily and are paid monthly and distributions of net realized capital gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund, are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B) on page
19) are allocated to separate classes of shares pro rata based upon their relative net assets value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported

 18   MainStay Cash Reserves Fund
amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or "Manager") a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. NYLIM also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by the Manager directly, without a subadvisor.

The Fund is contractually obligated to pay NYLIM a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.45% on assets up to $500 million and 0.40% on assets in excess of $500 million.

Effective March 1, 2007, NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Class I, 0.50%; and Sweep Shares Class, 1.00%. This expense limitation may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the year ended October 31, 2007, NYLIM earned fees from the Fund in the amount of $2,775,056 and waived its fees in the amount of $440,812.

As of October 31, 2007, the amounts of waived fees that are subject to possible recoupment by NYLIM, and the related expiration dates are as follows:

           OCTOBER 31,
 2008*        2009         2010     TOTAL
$164,717    $193,963     $440,812  $799,492
-------------------------------------------

* The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

Prior to March 1, 2007, NYLIM had an agreement in place under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses did not exceed 0.50% of the Fund's average daily net assets for its Class I shares and applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the Sweep Shares Class of the Fund.

State Street Bank & Trust Company ("SSBT"), One Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. NYLIFE Distributors LLC (the "Distributor") serves as the Fund's distributor and principal underwriter. The Company, on behalf of the Fund, has a Distribution Agreement with the Distributor. The Company, with respect to the Sweep Shares Class shares of the Fund, has adopted a distribution and service plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the Investment Company Act. The Plan provides that distribution and service fees payable thereunder are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's Sweep Shares Class and service activities.

Pursuant to the Plan, the Distributor, NYLIFE Securities Inc., an indirect wholly-owned subsidiary of New York Life or any other broker-dealer or other financial institution, is entitled to receive a monthly distribution fee, which is an expense of the Plan of the Fund for distribution or service activities as designated by the Distributor, at an annual rate of 0.25% of the average daily net assets of the Fund's Sweep Shares Class for account sweep and other distribution-related and shareholder services.

In accordance with the Shareholder Services Plan for the Sweep Shares Class shares, the Manager has agreed to

                                                    www.mainstayfunds.com     19
provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Sweep Shares Class shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Sweep Shares Class shares of the Fund.

(C) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the year ended October 31, 2007, amounted to $404,915.

(D) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts, effective March 1, 2007. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(E) CAPITAL. At October 31, 2007, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class I                                $7,362,280     2.1%
----------------------------------------------------------

(F) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2007, these fees, which are included in professional fees shown on the Statement of Operations, were $31,060.

NOTE 4--FEDERAL INCOME TAXES:

As of October 31, 2007, the components of accumulated gain/(loss) on a tax basis were as follows:

             ACCUMULATED      OTHER        UNREALIZED        TOTAL
 ORDINARY      CAPITAL      TEMPORARY     APPRECIATION    ACCUMULATED
  INCOME     GAIN (LOSS)   DIFFERENCES   (DEPRECIATION)   GAIN (LOSS)
 $      --    $ (6,075)        $--            $--          $ (6,075)
 --------------------------------------------------------------------

The following table discloses the current year reclassifications between accumulated undistributed net investment income and paid-in capital arising from permanent differences; net assets at October 31, 2007 are not affected.

                              ACCUMULATED
       ACCUMULATED           NET REALIZED
    UNDISTRIBUTED NET         GAIN (LOSS)       ADDITIONAL
 INVESTMENT INCOME (LOSS)   ON INVESTMENTS    PAID-IN CAPITAL
          $1,403                  $--            $ (1,403)
 ------------------------------------------------------------

The reclassifications for the Fund are primarily due to distribution in excess of ordinary income.

At October 31, 2007, for federal income tax purposes, capital loss carryforwards of $6,075 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

           CAPITAL LOSS           CAPITAL LOSS
        AVAILABLE THROUGH       AMOUNTS (000'S)
               2012                    $2
               2013                     1
               2015                     3
       -------------------------------------------
                                       $6
       -------------------------------------------

The tax character of distributions paid during the year ended October 31, 2007 and October 31, 2006, shown in the Statement of Changes in Net Assets, was as follows:

                                        2007           2006
Distributions paid from:
  Ordinary Income               $28,702,381    $21,861,130

NOTE 5--CUSTODIAN:

SSBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

 20   MainStay Cash Reserves Fund

NOTE 6--CAPITAL SHARE TRANSACTIONS
(IN 000'S):

CLASS I                                 SHARES     AMOUNT
Year ended October 31, 2007:
Shares sold                             787,479   $ 787,479
Shares issued to shareholders in
  reinvestment of dividends              13,752      13,751
Shares redeemed                        (703,529)   (703,529)
                                       --------------------
Net increase                             97,702   $  97,701
                                       ====================
Year ended October 31, 2006:
Shares sold                             586,246   $ 586,245
Shares issued to shareholders in
  reinvestment of dividends              10,564      10,564
Shares redeemed                        (575,982)   (575,982)
                                       --------------------
Net increase                             20,828   $  20,827
                                       ====================

SWEEP SHARES CLASS                      SHARES     AMOUNT
Year ended October 31, 2007:
Shares sold                             217,706   $ 217,707
Shares issued to shareholders in
  reinvestment of dividends              14,885      14,885
Shares redeemed                        (170,224)   (170,224)
                                       --------------------
Net increase                             62,367   $  62,368
                                       ====================
Year ended October 31, 2006:
Shares sold                             197,494   $ 197,494
Shares issued to shareholders in
  reinvestment of dividends              11,198      11,198
Shares redeemed                        (168,710)   (168,710)
                                       --------------------
Net increase                             39,982   $  39,982
                                       ====================

NOTE 7--NEW ACCOUNTING PRONOUNCEMENTS:

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes", an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation becomes effective for the Fund's 2008 fiscal year, and is to be applied to all open tax years as of the date of effectiveness. Based on Management's analysis, the determination has been made that the adoption of the interpretation on November 1, 2007, did not have an impact on the Fund's financial statements upon adoption. Management continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws, regulations and interpretations, thereof.

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

                                                    www.mainstayfunds.com     21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
Eclipse Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Cash Reserves Fund ("the Fund"), one of the funds comprising Eclipse Funds Inc., as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Cash Reserves Fund of Eclipse Funds Inc. as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 20, 2007

 22   MainStay Cash Reserves Fund

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The dividends paid by the Fund during the fiscal year ended October 31, 2007, should be multiplied by 99.1% to arrive at the amount eligible for qualified interest income.

In January 2008, shareholders will receive on IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2007. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year end October 31, 2007.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request (i) by visiting the Funds' website at www.mainstayfunds.com; or (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Funds' website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.
SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can also obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting of shareholders of Eclipse Funds Inc. (the "Company") was held on May 4, 2007 at the Parsippany, New Jersey offices of New York Life Investment Management LLC. The purpose of the meeting was to elect the following individuals to the Board of Directors of the Company:

  - Susan B. Kerley
  - Alan R. Latshaw
  - Peter Meenan
  - Richard H. Nolan, Jr.
  - Richard S. Trutanic
  - Roman L. Weil
  - John A. Weisser
  - Brian A. Murdock (Interested Director)

There are no other Directors of the Company.

No other business came before the special meeting. The proposal to elect Directors was passed by the shareholders of the Fund as shown below:

                                        VOTES
CASH RESERVES FUND      VOTES FOR     WITHHELD    ABSTENTIONS         TOTAL
Susan B. Kerley      405,842,523.727    646.000  1,075,644.000   406,918,813.727
--------------------------------------------------------------------------------
Alan R. Latshaw      405,843,059.727    110.000  1,075,644.000   406,918,813.727
--------------------------------------------------------------------------------
Peter Meenan         405,843,163.727      6.000  1,075,644.000   406,918,813.727
--------------------------------------------------------------------------------
Richard H. Nolan,
 Jr.                 405,843,059.727    110.000  1,075,644.000   406,918,813.727
--------------------------------------------------------------------------------
Richard S.
 Trutanic            405,843,059.727    110.000  1,075,644.000   406,918,813.727
--------------------------------------------------------------------------------
Roman L. Weil        405,843,053.727    116.000  1,075,644.000   406,918,813.727
--------------------------------------------------------------------------------
John A. Weisser      405,841,829.727  1,340.000  1,075,644.000   406,918,813.727
--------------------------------------------------------------------------------
Brian A. Murdock     405,841,725.727  1,444.000  1,075,644.000   406,918,813.727
--------------------------------------------------------------------------------

This resulted in approval of the proposal.

                                                    www.mainstayfunds.com     23

DIRECTORS AND OFFICERS

The Directors oversee the Fund and the Manager. Pursuant to notice, a Special Meeting of Shareholders of the Company was held on May 4, 2007, at NYLIM's offices in Parsippany, New Jersey. The Directors listed below were elected to serve the Company effective June 7, 2007.

Each Director serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Director shall tender his or her resignation upon reaching age 72. A Director reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Director shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Directors. The business address of each Director and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Directors and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,                                       NUMBER OF FUNDS  OTHER
                          POSITION(S) HELD                                      IN FUND COMPLEX  DIRECTORSHIPS
        NAME AND          WITH THE COMPANY       PRINCIPAL OCCUPATION(S)        OVERSEEN BY      HELD BY
        DATE OF BIRTH     AND LENGTH OF SERVICE  DURING PAST FIVE YEARS         DIRECTOR         DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR*

        BRIAN A. MURDOCK  Indefinite; Director   Member of the Board of               73         Trustee, Eclipse Funds since
        3/14/56           since June 2007 and    Managers and President (since                   June 2007 (3 funds);
                          Chief Executive        2004) and Chief Executive                       Director, MainStay VP Series
                          Officer since 2006     Officer (since 2006), New                       Fund, Inc., since 2006 (24
                                                 York Life Investment                            portfolios); Director, ICAP
                                                 Management LLC and New York                     Funds, Inc., since 2006 (3
                                                 Life Investment Management                      funds); Trustee, The MainStay
                                                 Holdings LLC; Senior Vice                       Funds since 2006 (21 funds)
                                                 President, New York Life
                                                 Insurance Company (since
                                                 2004); Chairman of the Board
                                                 and President, NYLIFE
                                                 Distributors LLC (since
                                                 2004); Member of the Board of
                                                 Managers, NYLCAP Manager LLC
                                                 and Madison Capital Funding
                                                 LLC (since 2004), MacKay
                                                 Shields LLC and Institutional
                                                 Capital LLC (since 2006), and
                                                 McMorgan & Company LLC (since
                                                 2007); Chief Executive
                                                 Officer, Eclipse Funds (since
                                                 2006); Chairman (2006 to
                                                 2007) and Trustee and Chief
                                                 Executive Officer (since
                                                 2006), The MainStay Funds;
                                                 Chairman (2006 to 2007) and
                                                 Director and Chief Executive
                                                 Officer (since 2006),
                                                 MainStay VP Series Fund,
                                                 Inc.; Director and Chief
                                                 Executive Officer, ICAP
                                                 Funds, Inc. (since 2006);
                                                 Chief Investment Officer,
                                                 MLIM Europe and Asia (2001 to
                                                 2003); President of Merrill
                                                 Japan and Chairman of MLIM's
                                                 Pacific Region (1999 to 2001)
        ----------------------------------------------------------------------------------------------------------------------

* This Director is considered to be an "interested person" of the Company within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."

 24   MainStay Cash Reserves Fund

                          TERM OF OFFICE,                                       NUMBER OF FUNDS  OTHER
                          POSITION(S) WITH                                      IN FUND COMPLEX  DIRECTORSHIPS
        NAME AND          THE COMPANY            PRINCIPAL OCCUPATION(S)        OVERSEEN BY      HELD BY
        DATE OF BIRTH     AND LENGTH OF SERVICE  DURING PAST FIVE YEARS         DIRECTOR         DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

        SUSAN B. KERLEY   Indefinite; Chairman   Partner, Strategic Management        73         Chairman since 2005 and
        8/12/51           since 2005 and         Advisors LLC (since 1990)                       Trustee since 2000, Eclipse
                          Director since 1990                                                    Funds (3 funds); Chairman and
                                                                                                 Director, ICAP Funds, Inc.,
                                                                                                 since 2006 (3 funds);
                                                                                                 Chairman and Trustee, The
                                                                                                 MainStay Funds, since June
                                                                                                 2007 (21 funds); Chairman and
                                                                                                 Director, MainStay VP Series
                                                                                                 Fund, Inc., since June 2007
                                                                                                 (24 portfolios); Trustee,
                                                                                                 Legg Mason Partners Funds,
                                                                                                 Inc., since 1991 (30
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        ALAN R. LATSHAW   Indefinite; Director   Retired; Partner, Ernst &            73         Trustee, Eclipse Funds since
        3/27/51           and Audit Committee    Young LLP (2002 to 2003);                       June 2007 (3 funds);
                          Financial Expert       Partner, Arthur Andersen LLP                    Director, ICAP Funds, Inc.,
                          since June 2007        (1989 to 2002); Consultant to                   since June 2007 (3 funds);
                                                 the Audit and Compliance                        Trustee, The MainStay Funds
                                                 Committee of The MainStay                       since 2006 (21 funds);
                                                 Funds (2004                                     Director, MainStay VP Series
                                                 to 2006)                                        Fund, Inc., since June 2007
                                                                                                 (24 portfolios); Trustee,
                                                                                                 State Farm Associates Funds
                                                                                                 Trusts since 2005 (3
                                                                                                 portfolios); Trustee, State
                                                                                                 Farm Mutual Fund Trust since
                                                                                                 2005 (15 portfolios);
                                                                                                 Trustee, State Farm Variable
                                                                                                 Product Trust since 2005 (9
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        PETER MEENAN      Indefinite; Director   Independent Consultant;              73         Trustee, Eclipse Funds since
        12/5/41           since 2002             President and Chief Executive                   2002 (3 funds); Director,
                                                 Officer, Babson-United, Inc.                    ICAP Funds, Inc., since June
                                                 (financial services firm)                       2007 (3 funds); Trustee, The
                                                 (2000 to 2004); Independent                     MainStay Funds since June
                                                 Consultant (1999 to 2000);                      2007 (21 funds); Director,
                                                 Head of Global Funds,                           MainStay VP Series Fund,
                                                 Citicorp (1995 to 1999)                         Inc., since June 2007 (24
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD H.        Indefinite; Director   Managing Director, ICC               73         Trustee, Eclipse Funds since
        NOLAN, JR.        since June 2007        Capital Management;                             June 2007 (3 funds);
        11/16/46                                 President--Shields/Alliance,                    Director, ICAP Funds, Inc.,
                                                 Alliance Capital Management                     since June 2007 (3 funds);
                                                 (1994 to 2004)                                  Trustee, The MainStay Funds
                                                                                                 since June 2007 (21 funds);
                                                                                                 Director, MainStay VP Series
                                                                                                 Fund, Inc., since 2006 (24
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite; Director   Chairman (since 1990) and            73         Trustee, Eclipse Funds since
        TRUTANIC          since June 2007        Chief Executive Officer (1990                   June 2007 (3 funds);
        2/13/52                                  to 1999), Somerset Group                        Director, ICAP Funds, Inc.,
                                                 (financial advisory firm);                      since June 2007 (3 funds);
                                                 Managing Director and                           Trustee, The MainStay Funds
                                                 Advisor, The Carlyle Group                      since 1994 (21 funds);
                                                 (private investment firm)                       Director, MainStay VP Series
                                                 (2002                                           Fund, Inc., since June 2007
                                                 to 2004); Senior Managing                       (24 portfolios)
                                                 Director and Partner, Groupe
                                                 Arnault S.A. (private
                                                 investment firm) (1999 to
                                                 2002)
        ----------------------------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     25

                          TERM OF OFFICE,                                       NUMBER OF FUNDS  OTHER
                          POSITION(S) HELD WITH                                 IN FUND COMPLEX  DIRECTORSHIPS
        NAME AND          THE COMPANY AND        PRINCIPAL OCCUPATION(S)        OVERSEEN BY      HELD BY
        DATE OF BIRTH     LENGTH OF SERVICE      DURING PAST FIVE YEARS         DIRECTOR         DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

        ROMAN L. WEIL     Indefinite; Director   V. Duane Rath Professor of           73         Trustee, Eclipse Funds since
        5/22/40           and Audit Committee    Accounting, Graduate School                     June 2007 (3 funds);
                          Financial Expert       of Business, University of                      Director, ICAP Funds, Inc.,
                          since June 2007        Chicago; President, Roman L.                    since June 2007 (3 funds);
                                                 Weil Associates, Inc.                           Trustee, The MainStay Funds
                                                 (consulting firm)                               since June 2007 (21 funds);
                                                                                                 Director, MainStay VP Series
                                                                                                 Fund, Inc., since 1994 (24
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        JOHN A. WEISSER   Indefinite; Director   Retired. Managing Director of        73         Trustee, Eclipse Funds since
        10/22/41          since June 2007        Salomon Brothers, Inc. (1971                    June 2007 (3 funds);
                                                 to 1995)                                        Director, ICAP Funds, Inc.,
                                                                                                 since June 2007 (3 funds);
                                                                                                 Trustee, The MainStay Funds
                                                                                                 since June 2007 (21 funds);
                                                                                                 Director, MainStay VP Series
                                                                                                 Fund, Inc., since 1997 (24
                                                                                                 portfolios); Trustee,
                                                                                                 Direxion Funds (69 funds) and
                                                                                                 Direxion Insurance Trust (45
                                                                                                 funds) since March 2007
        ----------------------------------------------------------------------------------------------------------------------

Lawrence Glacken and Robert P. Mulhearn resigned as Directors of the Company effective June 7, 2007.

At a meeting of the Board of Directors held on June 7 and 8, 2007, the following individuals were appointed to serve as Officers of the Company effective June 7, 2007:

                          POSITION(S) HELD
        NAME AND          WITH THE COMPANY       PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     AND LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           since 2004             York Life Investment Management LLC (including predecessor
        10/19/46                                 advisory organizations) (since 2000); Secretary (since 2001)
                                                 and General Counsel (since 2004), New York Life Investment
                                                 Management Holdings LLC; Senior Vice President, New York
                                                 Life Insurance Company (since 2000); Vice President and
                                                 Secretary, McMorgan & Company LLC (since 2001); Secretary,
                                                 NYLIM Service Company LLC (since 2005), NYLCAP Manager LLC
                                                 (since 2004), Madison Capital Funding LLC (since 2002) and
                                                 Institutional Capital LLC (since 2006); Chief Legal Officer,
                                                 Eclipse Funds, The MainStay Funds and MainStay VP Series
                                                 Fund, Inc. (since 2004), McMorgan Funds (since 2005) and
                                                 ICAP Funds, Inc. (since 2006); Managing Director and Senior
                                                 Counsel, Lehman Brothers Inc. (1998 to 1999); General
                                                 Counsel and Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to 1998)
        -----------------------------------------------------------------------------------------------------
        JACK R.           Treasurer and          Managing Director, New York Life Investment Management LLC
        BENINTENDE        Principal Financial    (since June 2007); Treasurer and Principal Financial and
        5/12/64           and Accounting         Accounting Officer, Eclipse Funds, The MainStay Funds,
                          Officer since June     MainStay VP Series Fund, Inc., ICAP Funds, Inc. (since June
                          2007                   2007); Vice President, Prudential Investments (2000 to
                                                 2007); Assistant Treasurer, JennisonDryden Family of Funds,
                                                 Target Portfolio Trust, The Prudential Series Fund and
                                                 American Skandia Trust (2006 to 2007); Treasurer and
                                                 Principal Financial Officer, The Greater China Fund (2007)
        -----------------------------------------------------------------------------------------------------
        STEPHEN P.        President since March  Senior Managing Director and Chief Marketing Officer, New
        FISHER            2007                   York Life Investment Management LLC (since 2005); Managing
        2/22/59                                  Director--Retail Marketing, New York Life Investment
                                                 Management LLC (2003 to 2005); President, Eclipse Funds, The
                                                 MainStay Funds, MainStay VP Series Fund, Inc., and ICAP
                                                 Funds, Inc. (since March 2007); Managing Director, UBS
                                                 Global Asset Management (1999 to 2003)
        -----------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--       Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration since   predecessor advisory organizations) (since 2000); Executive
        2/8/59            2005                   Vice President, New York Life Trust Company and New York
                                                 Life Trust Company, FSB (since 2006); Vice President--
                                                 Administration, Eclipse Funds, MainStay VP Series Fund,
                                                 Inc., and The MainStay Funds (since 2005) and ICAP Funds,
                                                 Inc. (since 2006)
        -----------------------------------------------------------------------------------------------------

 26   MainStay Cash Reserves Fund

                          POSITION(S) HELD
        NAME AND          WITH THE COMPANY       PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     AND LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS
        ALISON H.         Senior Vice President  Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           and Chief Compliance   2006) and Managing Director and Chief Compliance Officer
        12/16/65          Officer since 2006     (2003 to 2006), New York Life Investment Management LLC and
                                                 New York Life Investment Management Holdings LLC; Senior
                                                 Managing Director, Compliance (since 2006) and Managing
                                                 Director, Compliance (2003 to 2006), NYLIFE Distributors
                                                 LLC; Chief Compliance Officer, NYLCAP Manager LLC; Senior
                                                 Vice President and Chief Compliance Officer, Eclipse Funds,
                                                 The MainStay Funds and MainStay VP Series Fund, Inc., and
                                                 ICAP Funds, Inc. (since 2006); Vice President--Compliance,
                                                 Eclipse Funds, The MainStay Funds and MainStay VP Series
                                                 Fund, Inc. (2004 to 2006); Deputy Chief Compliance Officer,
                                                 New York Life Investment Management LLC (2002 to 2003); Vice
                                                 President and Compliance Officer, Goldman Sachs Asset
                                                 Management (1999 to 2002)
        -----------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Secretary since 2004   Managing Director and Associate General Counsel, New York
        MORRISON*                                Life Investment Management LLC (since 2004); Managing
        3/26/56                                  Director and Secretary, NYLIFE Distributors LLC (since
                                                 2004); Secretary, Eclipse Funds, The MainStay Funds and
                                                 MainStay VP Series Fund, Inc. (since 2004) and ICAP Funds,
                                                 Inc. (since 2006); Chief Legal Officer--Mutual Funds and
                                                 Vice President and Corporate Counsel, The Prudential
                                                 Insurance Company of America (2000 to 2004)
        -----------------------------------------------------------------------------------------------------

* In addition to serving as Secretary to the Company, effective January 1, 2008, Marguerite E.H. Morrison will assume the role of Chief Legal Officer to the Company.

Arphiela Arizmendi resigned as Treasurer and Principal Financial and Accounting Officer of the Company effective June 7, 2007.

Christopher O. Blunt resigned as President of the Company effective March 10, 2007.

Patrick G. Boyle resigned as Executive Vice President of the Company effective June 7, 2007.

Tony H. Elavia resigned as Senior Vice President of the Company effective June 7, 2007.

Alan J. Kirshenbaum resigned as Senior Vice President of the Company effective March 19, 2007.

                                                    www.mainstayfunds.com     27

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay All Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay 130/30 High Yield Fund(2)
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
Chicago, Illinois

MACKAY SHIELDS LLC(3)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.
                         Not part of the Annual Report

                       This page intentionally left blank

                       This page intentionally left blank

                       This page intentionally left blank

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)
------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         Eclipse Funds Inc.

(C) 2007 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

NYLIM-AO11871         (RECYCLE LOGO)       MS329-07                 MSCR11-12/07
                                                                              B2

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY CONSERVATIVE ALLOCATION FUND
                    MAINSTAY GROWTH ALLOCATION FUND
                    MAINSTAY MODERATE ALLOCATION FUND
                    MAINSTAY MODERATE GROWTH ALLOCATION FUND

                    Message from the President
                    and
                    Annual Report
                    October 31, 2007

MESSAGE FROM
THE PRESIDENT

The 12-month period ended October 31, 2007, was a dynamic one for mutual fund investors. U.S. equity markets generally advanced, with growth stocks out-performing value stocks at all capitalization levels. Although past performance is no guarantee of future results, international stocks as a whole provided even stronger returns for U.S. investors.

The progress of the equity markets, however, was far from steady. In February, weakness in Asian markets led to sharp price declines around the globe. The correction caused many investors to reconsider whether China and other emerging economies could sustain their rapid growth. Fortunately, strong corporate-earnings reports and positive economic news helped the stock market regain its footing.

In July and August, difficulties in the subprime-mortgage market led to another stock-market correction. A number of high-profile mortgage originators either closed their doors or were sold to larger entities. Other leading financial services firms faced major write-offs because of subprime-mortgage exposure.

The Federal Open Market Committee (FOMC) took prompt action to increase liquidity and stabilize the financial markets by lowering the discount rate and the federal funds target rate during the reporting period. These Federal Reserve moves helped calm investor concerns, and the stock market generally advanced from August 16, 2007, the date of an unscheduled FOMC meeting, through the end of October 2007.

Difficulties in the subprime-mortgage market led to a "flight to quality," or a general movement toward fixed-income securities that carry lower risk. As demand for short- and intermediate-term Treasury securities increased, yields fell across much of the maturity spectrum. Yields rose, however, on 20-and 30-year Treasury bonds, and the yield curve steepened during the 12-month reporting period.

High-yield bonds rallied from November 2006 through May 2007. But in June and July, the yield differences--or spreads--between high-yield bonds and comparable Treasury securities began to widen. At the end of October 2007, these spreads were wider than when the reporting period began, making high-yield securities more attractive to investors willing to accept higher risk.

To help investors address the challenges of today's ever-changing markets, New York Life Investment Management LLC provides access to seven institutional investment boutiques, each with its own proprietary research and investment culture. As advisors and subadvisors to MainStay Funds, these boutiques bring a wealth of experience and market insight to our shareholders. The portfolio managers of each MainStay Fund seek to consistently apply time-tested investment principles across a wide variety of market environments.

The report that follows provides more specific information about the market forces and investment decisions that affected your investment in MainStay Funds from November 1, 2006, through October 31, 2007. Please read the report carefully. As you do, bear in mind that this annual report reflects just a short segment of your lifetime investment journey. We look forward to continuing to work with you, wherever that journey may lead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President


                         Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY CONSERVATIVE ALLOCATION FUND
                    MAINSTAY GROWTH ALLOCATION FUND
                    MAINSTAY MODERATE ALLOCATION FUND
                    MAINSTAY MODERATE GROWTH ALLOCATION FUND

                    MainStay Funds

                    Annual Report

                    October 31, 2007

TABLE OF CONTENTS

Annual Report
--------------------------------------------------------------------------------

MainStay Conservative Allocation Fund                                          5

--------------------------------------------------------------------------------


MainStay Growth Allocation Fund                                               18
--------------------------------------------------------------------------------


MainStay Moderate Allocation Fund                                             30
--------------------------------------------------------------------------------


MainStay Moderate Growth Allocation Fund                                      44
--------------------------------------------------------------------------------


Notes to Financial Statements                                                 58
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       68
--------------------------------------------------------------------------------

Federal Income Tax Information                                                69
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  69
--------------------------------------------------------------------------------


Shareholder Reports and Quarterly Portfolio Disclosure                        69
--------------------------------------------------------------------------------


Special Meeting of Shareholders                                               69
--------------------------------------------------------------------------------


Directors and Officers                                                        71

MAINSTAY CONSERVATIVE ALLOCATION FUND

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                        ONE         SINCE
TOTAL RETURNS                        YEAR       INCEPTION
---------------------------------------------------------
With sales charges                    4.16%       6.19%
Excluding sales charges              10.22        8.55

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                                                               LEHMAN BROTHERS
                                                                                                                AGGREGATE BOND
                                              CLASS A             S&P 500 INDEX         MSCI EAFE INDEX             INDEX
                                              -------             -------------         ---------------        ---------------
4/4/05                                          9450                  10000                  10000                  10000
                                                9685                  10365                  10731                  10129
                                               10591                  12059                  13684                  10655
10/31/07                                       11674                  13815                  17093                  11228

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                        ONE         SINCE
TOTAL RETURNS                        YEAR       INCEPTION
---------------------------------------------------------
With sales charges                    4.37%       6.73%
Excluding sales charges               9.37        7.77

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                                                               LEHMAN BROTHERS
                                                                                                                AGGREGATE BOND
                                              CLASS B             S&P 500 INDEX         MSCI EAFE INDEX             INDEX
                                              -------             -------------         ---------------        ---------------
4/4/05                                         10000                  10000                  10000                  10000
                                               10202                  10365                  10731                  10129
                                               10686                  12059                  13684                  10655
10/31/07                                       11825                  13815                  17093                  11228

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                       ONE      SINCE
TOTAL RETURNS                        YEAR   INCEPTION
-----------------------------------------------------
With sales charges                   8.37%    7.77%
Excluding sales charges              9.37     7.77

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                                                               LEHMAN BROTHERS
                                                                                                                AGGREGATE BOND
                                              CLASS C             S&P 500 INDEX         MSCI EAFE INDEX             INDEX
                                              -------             -------------         ---------------        ---------------
4/4/05                                         10000                  10000                  10000                  10000
                                               10202                  10365                  10731                  10129
                                               11086                  12059                  13684                  10655
10/31/07                                       12125                  13815                  17093                  11228

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                       www.mainstayfunds.com   5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                        ONE         SINCE
TOTAL RETURNS                        YEAR       INCEPTION
---------------------------------------------------------
                                     10.47%       8.98%

(PERFORMANCE GRAPH)

                                                                                                               LEHMAN BROTHERS
                                                                                                                AGGREGATE BOND
                                              CLASS I             S&P 500 INDEX         MSCI EAFE INDEX             INDEX
                                              -------             -------------         ---------------        ---------------
4/4/05                                         10000                  10000                  10000                  10000
                                               10257                  10365                  10731                  10129
                                               11296                  12059                  13684                  10655
10/31/07                                       12479                  13815                  17093                  11228



                                                                                     ONE         SINCE
BENCHMARK PERFORMANCE                                                               YEAR       INCEPTION
--------------------------------------------------------------------------------------------------------

S&P 500(R) Index(1)                                                                 14.56%       13.39%
MSCI EAFE(R) Index(2)                                                               24.91        23.17
Lehman Brothers(R) Aggregate Bond Index(3)                                           5.38         4.60
Average Lipper mixed-asset target allocation conservative fund(4)                    7.67         6.69

1. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. The S&P 500(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
2. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
3. The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Lehman Brothers(R) indices: the Government Index, Corporate Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
4. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6 MainStay Conservative Allocation Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY CONSERVATIVE ALLOCATION FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2007, to October 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2007, to October 31, 2007.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                          ENDING ACCOUNT
                                                    ENDING ACCOUNT                         VALUE (BASED
                                                     VALUE (BASED                         ON HYPOTHETICAL
                                    BEGINNING         ON ACTUAL          EXPENSES          5% ANNUALIZED         EXPENSES
                                     ACCOUNT         RETURNS AND           PAID             RETURN AND             PAID
                                      VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)         DURING
SHARE CLASS                          5/1/07            10/31/07          PERIOD(1)           10/31/07            PERIOD(1)

CLASS A SHARES                      $1,000.00         $1,046.70            $2.48             $1,022.60             $2.45
--------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                      $1,000.00         $1,043.35            $6.33             $1,018.85             $6.26
--------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                      $1,000.00         $1,043.35            $6.33             $1,018.85             $6.26
--------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                      $1,000.00         $1,047.85            $1.29             $1,023.75             $1.28
--------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's net annualized expense ratio of each class (0.48% for Class A, 1.23% for Class B and Class C, and 0.25% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). These net expenses do not include the expenses of the Underlying funds in which the Fund invests.

                                                       www.mainstayfunds.com   7

 PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2007

(COMPOSITION PIE CHART)

Fixed Income Funds                                                                59.7
Equity Funds                                                                      40.4
Liabilities in Excess of Cash and Other Assets                                    (0.1)

See Portfolio of Investments on page 12 for specific holdings within these categories.

 8 MainStay Conservative Allocation Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Tony Elavia of New York Life Investment Management LLC

HOW DID MAINSTAY CONSERVATIVE ALLOCATION FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2007?

Excluding all sales charges, MainStay Conservative Allocation Fund returned 10.22% for Class A shares, 9.37% for Class B shares and 9.37% for Class C shares for the 12 months ended October 31, 2007. For the same period, the Fund's Class I shares returned 10.47%. All share classes outperformed the 7.67% return of the average Lipper(1) mixed-asset target allocation conservative fund for the 12-month reporting period. All share classes underperformed the 14.56% return of the S&P 500(R) Index,(2) the Fund's broad-based securities-market index, for the 12 months ended October 31, 2007. See page 5 for Fund returns with sales charges.

HOW DID YOU DETERMINE THE FUND'S ALLOCATION AMONG THE UNDERLYING FUNDS?

MainStay Conservative Allocation Fund invests in other MainStay Funds, which are referred to as Underlying Funds. Throughout the reporting period, we emphasized Underlying Funds with larger average capitalizations and a stronger growth orientation. This decision was based on the belief that the dominance of small-cap stocks and value names, which has lasted for several years, would eventually reverse itself as valuations in these market segments became increasingly skewed relative to historical norms. The Fund benefited from this allocation.

WERE THERE ANY SIGNIFICANT CHANGES IN ALLOCATIONS TO UNDERLYING FUNDS?

During the reporting period, we increased the Fund's positions in MainStay ICAP Equity Fund and MainStay Growth Equity Fund. To accommodate these increases, we reduced the Fund's allocation to MainStay S&P 500 Index Fund, MainStay Common Stock Fund, MainStay Value Fund and MainStay Small Cap Opportunity Fund. These shifts were consistent with the Fund's strategic direction and helped the Fund's performance.

The same principles were applied in the foreign equity segment of the Fund's portfolio. In particular, we initiated a small shift away from the multi-cap MainStay International Equity Fund toward the larger-cap MainStay ICAP International Fund. This reallocation had a positive impact on the Fund's performance.

DURING THE REPORTING PERIOD, WHICH UNDERLYING FUNDS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST?

MainStay Large Cap Growth Fund and MainStay ICAP International Fund provided the highest total returns among the Underlying Funds in which the Fund invested. The worst-performing Underlying Fund was MainStay Small Cap Opportunity Fund, in which the Fund had only a small allocation. Although MainStay Value Fund was the Fund's second-worst performer, this Underlying Fund provided a double-digit positive return during the reporting period.

DURING THE REPORTING PERIOD, WHICH UNDERLYING FUNDS MADE THE GREATEST POSITIVE CONTRIBUTIONS TO THE FUND'S PERFORMANCE AND WHICH UNDERLYING FUNDS DETRACTED?

Substantial positions in MainStay Large Cap Growth Fund and MainStay ICAP Select Equity Fund were the greatest positive contributors to the Fund's absolute performance. MainStay Small Cap Opportunity Fund was the only Underlying Fund holding that experienced a negative return for the reporting period, and that position was quite small.

WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED-INCOME PORTION OF THE FUND?

A strategic blend of Underlying Fixed-Income Funds was established at the Fund's inception and has been maintained ever since. Interest rates and corporate bond spreads(3) experienced fairly substantial swings but finished the 12-month reporting period close to where they began. Interest rates rose in the first part of 2007 on concerns about rebounding economic growth and rising inflationary pressures. Later in the year, interest rates declined in response to a summer liquidity crisis and Federal Reserve action to lower short-term interest rates. Corporate bond spreads did the reverse, tightening on perceived economic strength then widening as the mortgage market weakened and default risks rose.


1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the S&P 500(R) Index.
3. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

THE DISCLOSURE ON PAGE 11 IS AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

                                                       www.mainstayfunds.com   9

Despite the increase in volatility during the summer, lower-rated high-yield bonds generated the highest returns among the different fixed-income segments available to the Fund. As a result, MainStay High Yield Corporate Bond Fund was the Fund's best-performing Underlying Fixed Income Fund. In contrast, MainStay Floating Rate Fund was the Fund's worst-performing Underlying Fixed Income Fund. The fixed-income portion of the Fund also had positions in MainStay Indexed Bond Fund and MainStay Intermediate Term Bond Fund, both of which generated positive absolute returns during the reporting period.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 10 MainStay Conservative Allocation Fund

The Fund's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying Funds and on the performance of these Underlying Funds. The Underlying Funds' performance may be lower than the performance of the asset class or classes the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

MainStay Conservative Allocation Fund is a "fund of funds" that invests in other MainStay Funds. The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, clients will bear the Fund's direct fees and expenses and will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund.

The Fund, through its investment in the Underlying Funds, may be subject to the risks of the Underlying Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- High-yield securities carry higher risks, and some of the Underlying Funds' investments have speculative character- istics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small- cap companies may be more limited than those of larger-capitalization companies.

- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Funds' portfolios will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Funds' portfolios will generally rise.

- The Underlying Floating Rate Fund is generally considered to have speculative characteristics. This Underlying Fund may involve risk of default on principal and interest. The Underlying Floating Rate Fund may also involve risks associated with collateral impairment, nondiversification, borrower industry concentration, and limited liquidity.

- AN INVESTMENT IN THE UNDERLYING MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE UNDERLYING MONEY MARKET FUND SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY.

Before making an investment in the Fund, you should consider all the risks associated with it.

                                                      www.mainstayfunds.com   11

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2007


                                                       SHARES          VALUE
AFFILIATED INVESTMENT COMPANIES (100.1%)+
----------------------------------------------------------------------------
EQUITY FUNDS (40.4%)
MainStay Common Stock Fund Class I                    520,482   $  8,426,607
MainStay Growth Equity Fund Class I                   485,228      6,424,421
MainStay ICAP Equity Fund Class I                     167,094      8,286,195
MainStay ICAP International Fund Class I               82,310      3,692,410
MainStay ICAP Select Equity Fund Class I              176,299      8,286,060
MainStay International Equity Fund Class I            133,271      2,429,524
MainStay Large Cap Growth Fund Class I (a)          1,432,531     10,729,656
                                                                ------------
                                                                  48,274,873
                                                                ------------
FIXED INCOME FUNDS (59.7%)
MainStay Floating Rate Fund Class I (b)               933,114      9,004,550
MainStay High Yield Corporate Bond Fund Class I     1,414,405      8,981,474
MainStay Indexed Bond Fund Class I (b)              4,250,233     45,477,492
MainStay Intermediate Term Bond Fund Class I (b)      824,372      8,021,140
                                                                ------------
                                                                  71,484,656
                                                                ------------
Total Affiliated Investment Companies
 (Cost $113,514,141)                                    100.1%   119,759,529(c)
Liabilities in Excess of
 Cash and Other Assets                                   (0.1)       (85,096)
                                                    ---------   ------------
Net Assets                                              100.0%  $119,674,433
                                                    =========   ============

+    Percentages indicated are based on Fund net assets.
(a)  Non-income producing Underlying Fund.
(b)  The Portfolio's ownership exceeds 5% of the outstanding shares of the Underlying Fund Share Class.
(c)  At October 31, 2007, cost is $113,571,117 for federal income tax purposes and net unrealized appreciation is as follows:
         Gross unrealized appreciation                 $  6,454,338
         Gross unrealized depreciation                     (265,926)
                                                       ------------
         Net unrealized appreciation                   $  6,188,412
                                                       ============

 12 MainStay Conservative Allocation Fund             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2007

ASSETS:
Investment in affiliated investment companies,
  at value (identified cost $113,514,141)       $119,759,529
Cash                                                  69,915
Receivables:
  Fund shares sold                                   243,412
  Manager                                             21,335
Other assets                                          30,788
                                                -------------
    Total assets                                 120,124,979
                                                -------------
LIABILITIES:
Payables:
  Fund shares redeemed                               278,629
  Investment securities purchased                     69,915
  NYLIFE Distributors (See Note 3)                    51,039
  Transfer agent (See Note 3)                         23,731
  Professional fees                                    9,677
  Shareholder communication                            8,908
  Custodian                                            3,957
  Directors                                              722
Accrued expenses                                       3,968
                                                -------------
    Total liabilities                                450,546
                                                -------------
Net assets                                      $119,674,433
                                                =============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share) 1
  billion shares authorized                     $     10,444
Additional paid-in capital                       110,922,302
                                                -------------
                                                 110,932,746
Accumulated undistributed net investment
  income                                           1,124,876
Accumulated undistributed net realized gain on
  investments                                      1,371,423
Net unrealized appreciation on investments         6,245,388
                                                -------------
Net assets                                      $119,674,433
                                                =============
CLASS A
Net assets applicable to outstanding shares     $ 80,018,369
                                                =============
Shares of capital stock outstanding                6,973,582
                                                =============
Net asset value per share outstanding           $      11.47
Maximum sales charge (5.50% of offering price)          0.67
                                                -------------
Maximum offering price per share outstanding    $      12.14
                                                =============
CLASS B
Net assets applicable to outstanding shares     $ 20,919,188
                                                =============
Shares of capital stock outstanding                1,831,299
                                                =============
Net asset value and offering price per share
  outstanding                                   $      11.42
                                                =============
CLASS C
Net assets applicable to outstanding shares     $ 17,628,469
                                                =============
Shares of capital stock outstanding                1,543,038
                                                =============
Net asset value and offering price per share
  outstanding                                   $      11.42
                                                =============
CLASS I
Net assets applicable to outstanding shares     $  1,108,407
                                                =============
Shares of capital stock outstanding                   96,088
                                                =============
Net asset value and offering price per share
  outstanding                                   $      11.54
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   13

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2007

INVESTMENT INCOME:
INCOME:
  Dividend distributions from affiliated
    investment companies                         $3,208,352
  Interest                                            1,231
                                                 -----------
Total income                                      3,209,583
                                                 -----------
EXPENSES:
  Distribution/Service--Class A (See Note 3)        148,169
  Service--Class B (See Note 3)                      42,091
  Service--Class C (See Note 3)                      30,319
  Distribution--Class B (See Note 3)                126,272
  Distribution--Class C (See Note 3)                 90,958
  Transfer agent--Classes A, B and C (See Note
    3)                                               89,625
  Transfer agent--Class I (See Note 3)                1,863
  Registration                                       48,251
  Professional fees                                  29,912
  Custodian                                          17,051
  Shareholder communication                           8,332
  Directors                                           4,541
  Miscellaneous                                       9,767
                                                 -----------
    Total expenses before reimbursement             647,151
  Expense reimbursement from Manager (See Note
    3)                                                 (860)
                                                 -----------
    Net expenses                                    646,291
                                                 -----------
Net investment income                             2,563,292
                                                 -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
  Affiliated investment company transactions      1,094,608
  Capital gain distributions from affiliated
    investment companies                            478,519
                                                 -----------
Net realized gain on investments from
  affiliated investment companies                 1,573,127
                                                 -----------
Net change in unrealized appreciation on
  investments                                     4,645,180
                                                 -----------
Net realized and unrealized gain on investments   6,218,307
                                                 -----------
Net increase in net assets resulting from
  operations                                     $8,781,599
                                                 ===========

 14 MainStay Conservative Allocation Fund             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2007 AND OCTOBER 31, 2006

                                             2007           2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income               $  2,563,292   $  1,125,078
 Net realized gain on investments       1,573,127      1,235,792
 Net change in unrealized
  appreciation on investments           4,645,180      1,680,273
                                     ---------------------------
 Net increase in net assets
  resulting from operations             8,781,599      4,041,143
                                     ---------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Class A                             (1,156,186)      (986,092)
   Class B                               (255,982)      (246,117)
   Class C                               (174,163)      (139,935)
   Class I                                (18,167)        (5,432)
                                     ---------------------------
                                       (1,604,498)    (1,377,576)
                                     ---------------------------
 From net realized gain on investments:
   Class A                               (719,822)        (2,835)
   Class B                               (225,249)        (1,886)
   Class C                               (140,242)          (580)
   Class I                                 (9,585)            (2)
                                     ---------------------------
                                       (1,094,898)        (5,303)
                                     ---------------------------
 Total dividends and distributions
  to shareholders                      (2,699,396)    (1,382,879)
                                     ---------------------------

Capital share transactions:
 Net proceeds from sale of shares      64,077,604     44,719,549
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends and distributions        2,472,251      1,273,306
 Cost of shares redeemed              (15,945,361)   (11,023,232)
 Net asset value of shares
  converted (See Note 1):
   Class A                              1,491,783      4,313,326
   Class B                             (1,491,783)    (4,313,326)
                                     ---------------------------
   Increase in net assets derived
    from capital share transactions    50,604,494     34,969,623
                                     ---------------------------
   Net increase in net assets          56,686,697     37,627,887

NET ASSETS:
Beginning of year                      62,987,736     25,359,849
                                     ---------------------------
End of year                          $119,674,433   $ 62,987,736
                                     ===========================
Accumulated undistributed net
 investment income at end of year    $  1,124,876   $         --
                                     ===========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                              CLASS A                                    CLASS B
                                            --------------------------------------------      ------------------------------
                                                                              APRIL 4,
                                                                                2005*
                                                                               THROUGH
                                              YEAR ENDED OCTOBER 31,         OCTOBER 31,        YEAR ENDED OCTOBER 31,
                                               2007            2006             2005             2007            2006
Net asset value at beginning of period       $ 10.80          $ 10.21          $ 10.00         $ 10.78          $ 10.18
                                            ----------      -----------      -----------      ----------      -----------
Net investment income (a)                       0.34             0.28             0.14            0.26             0.22
Net realized and unrealized gain on
  investments                                   0.73             0.65             0.11(b)         0.73             0.65
                                            ----------      -----------      -----------      ----------      -----------
Total from investment operations                1.07             0.93             0.25            0.99             0.87
                                            ----------      -----------      -----------      ----------      -----------
Less dividends and distributions:
  From net investment income                   (0.23)           (0.34)           (0.04)          (0.18)           (0.27)
  From net realized gain on investments        (0.17)           (0.00)(c)           --           (0.17)           (0.00)(c)
                                            ----------      -----------      -----------      ----------      -----------
Total dividends and distributions              (0.40)           (0.34)           (0.04)          (0.35)           (0.27)
                                            ----------      -----------      -----------      ----------      -----------
Net asset value at end of period             $ 11.47          $ 10.80          $ 10.21         $ 11.42          $ 10.78
                                            ==========      ===========      ===========      ==========      ===========
Total investment return (d)                    10.22%            9.36%            2.49%(e)        9.37%            8.67%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                         3.12%            2.71%            2.43%+          2.38%            2.07%
  Net expenses (f)                              0.48%            0.53%            0.60%+          1.23%            1.28%
  Expenses (before reimbursement) (f)           0.48%            0.61%            1.55%+          1.23%            1.36%
Portfolio turnover rate                           10%              33%               3%             10%              33%
Net assets at end of period (in 000's)       $80,018          $40,889          $13,350         $20,919          $13,426

                                              CLASS B
                                            -----------
                                             APRIL 4,
                                               2005*
                                              THROUGH
                                            OCTOBER 31,
                                               2005
Net asset value at beginning of period        $10.00
                                            -----------
Net investment income (a)                       0.10
Net realized and unrealized gain on
  investments                                   0.10(b)
                                            -----------
Total from investment operations                0.20
                                            -----------
Less dividends and distributions:
  From net investment income                   (0.02)
  From net realized gain on investments           --
                                            -----------
Total dividends and distributions              (0.02)
                                            -----------
Net asset value at end of period              $10.18
                                            ===========
Total investment return (d)                     2.02%(e)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                         1.68%+
  Net expenses (f)                              1.35%+
  Expenses (before reimbursement) (f)           2.30%+
Portfolio turnover rate                            3%
Net assets at end of period (in 000's)        $9,100

*    Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)  Less than one cent per share.
(d)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(e)  Total return is not annualized.
(f)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

 16 MainStay Conservative Allocation Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                      CLASS C                                           CLASS I
    --------------------------------------------      --------------------------------------------
                                      APRIL 4,                                          APRIL 4,
                                        2005*                                             2005*
                                       THROUGH                                           THROUGH
      YEAR ENDED OCTOBER 31,         OCTOBER 31,        YEAR ENDED OCTOBER 31,         OCTOBER 31,
       2007            2006             2005             2007            2006             2005
     $ 10.78          $10.18           $10.00           $10.85          $10.21           $10.00
    ----------      -----------      -----------      ----------      -----------      -----------
        0.26            0.21             0.10             0.36            0.33             0.15
        0.73            0.66             0.10(b)          0.75            0.68             0.11(b)
    ----------      -----------      -----------      ----------      -----------      -----------
        0.99            0.87             0.20             1.11            1.01             0.26
    ----------      -----------      -----------      ----------      -----------      -----------
       (0.18)          (0.27)           (0.02)           (0.25)          (0.37)           (0.05)
       (0.17)          (0.00)(c)           --            (0.17)          (0.00)(c)           --
    ----------      -----------      -----------      ----------      -----------      -----------
       (0.35)          (0.27)           (0.02)           (0.42)          (0.37)           (0.05)
    ----------      -----------      -----------      ----------      -----------      -----------
     $ 11.42          $10.78           $10.18           $11.54          $10.85           $10.21
    ==========      ===========      ===========      ==========      ===========      ===========
        9.37%           8.67%            2.02%(e)        10.47%          10.13%            2.57%(e)
        2.38%           2.02%            1.68%+           3.30%           3.15%            2.78%+
        1.23%           1.28%            1.35%+           0.25%           0.25%            0.25%+
        1.23%           1.36%            2.30%+           0.35%           0.33%            1.20%+
          10%             33%               3%              10%             33%               3%
     $17,628          $8,066           $2,900           $1,108          $  607           $   10

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   17

MAINSTAY GROWTH ALLOCATION FUND

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                     ONE      SINCE
TOTAL RETURNS                     YEAR    INCEPTION
---------------------------------------------------
With sales charges                11.90%    13.00%
Excluding sales charges           18.42     15.51

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                         CLASS A                  S&P 500 INDEX              MSCI EAFE INDEX
                                                         -------                  -------------              ---------------
4/4/05                                                     9450                       10000                       10000
                                                           9932                       10365                       10731
                                                          11570                       12059                       13684
10/31/07                                                  13700                       13815                       17093

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                     ONE      SINCE
TOTAL RETURNS                     YEAR    INCEPTION
---------------------------------------------------
With sales charges                12.44%    13.68%
Excluding sales charges           17.44     14.62

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                         CLASS B                  S&P 500 INDEX              MSCI EAFE INDEX
                                                         -------                  -------------              ---------------
4/4/05                                                    10000                       10000                       10000
                                                          10470                       10365                       10731
                                                          12112                       12059                       13684
10/31/07                                                  13912                       13815                       17093

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                     ONE      SINCE
TOTAL RETURNS                     YEAR    INCEPTION
---------------------------------------------------
With sales charges                16.51%    14.69%
Excluding sales charges           17.51     14.69

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                         CLASS C                  S&P 500 INDEX              MSCI EAFE INDEX
                                                         -------                  -------------              ---------------
4/4/05                                                    10000                       10000                       10000
                                                          10460                       10365                       10731
                                                          12112                       12059                       13684
10/31/07                                                  13815                       14232                       17093

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 18 MainStay Growth Allocation Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                     ONE      SINCE
TOTAL RETURNS                     YEAR    INCEPTION
---------------------------------------------------
                                  18.68%    15.99%

(PERFORMANCE GRAPH)

                                                         CLASS I                  S&P 500 INDEX              MSCI EAFE INDEX
                                                         -------                  -------------              ---------------
4/4/05                                                    10000                       10000                       10000
                                                          10520                       10365                       10731
                                                          12347                       12059                       13648
10/31/07                                                  14654                       13815                       17093



                                                 ONE      SINCE
BENCHMARK PERFORMANCE                           YEAR    INCEPTION
-----------------------------------------------------------------

S&P 500(R) Index(1)                             14.56%    13.39%
MSCI EAFE(R) Index(2)                           24.91     23.17
Average Lipper multi-cap core
  fund(3,4)                                     16.05     13.48

1. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. The S&P 500(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
2. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
3. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                      www.mainstayfunds.com   19

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY GROWTH ALLOCATION FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2007, to October 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2007, to October 31, 2007.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                           ENDING ACCOUNT
                                                     ENDING ACCOUNT                         VALUE (BASED
                                                      VALUE (BASED                        ON HYPOTHETICAL
                                 BEGINNING             ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                  ACCOUNT             RETURNS AND           PAID             RETURN AND            PAID
                                   VALUE               EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                       5/1/07                10/31/07          PERIOD(1)           10/31/07           PERIOD(1)

CLASS A SHARES                   $1,000.00             $1,083.50            $2.52            $1,022.60             $2.45
--------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                   $1,000.00             $1,079.25            $6.45            $1,018.85             $6.26
--------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                   $1,000.00             $1,079.15            $6.45            $1,018.85             $6.26
--------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                   $1,000.00             $1,084.10            $1.26            $1,023.80             $1.22
--------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's net annualized expense ratio of each class (0.48% for Class A, 1.23% for Class B and Class C, and 0.24% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). These net expenses do not include the expenses of the Underlying funds in which the Fund invests.

 20 MainStay Growth Allocation Fund

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2007

(COMPOSITION PIE CHART)

Affiliated Investment Companies                                                  100.1
Liabilities in Excess of Cash and Other Assets                                    (0.1)

See Portfolio of Investments on page 24 for specific holdings within these categories.

                                                      www.mainstayfunds.com   21

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Tony Elavia of New York Life Investment Management LLC

HOW DID MAINSTAY GROWTH ALLOCATION FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2007?

Excluding all sales charges, MainStay Growth Allocation Fund returned 18.42% for Class A shares, 17.44% for Class B shares and 17.51% for Class C shares for the 12 months ended October 31, 2007. For the same period, the Fund's Class I shares returned 18.68%. All share classes outperformed the 16.05% return of the average Lipper(1) multi-cap core fund and the 14.56% return of the S&P 500(R) Index,(2) for the 12 months ended October 31, 2007. The S&P 500(R) Index is the Fund's broad-based securities-market index. See page 18 for Fund returns with sales charges.

HOW DID YOU DETERMINE THE FUND'S ALLOCATION AMONG THE UNDERLYING FUNDS?

MainStay Growth Allocation Fund invests in other MainStay Funds, which are referred to as Underlying Funds. Throughout the reporting period, we emphasized Underlying Funds with larger average capitalizations and a stronger growth orientation. This decision was based on the belief that the dominance of small-cap stocks and value names, which has lasted for several years, would eventually reverse itself as relative valuations in these market segments became increasingly skewed relative to their historical norms. The Fund benefited from this allocation.

WERE THERE ANY SIGNIFICANT CHANGES IN ALLOCATIONS TO UNDERLYING FUNDS?

During the reporting period, we increased the Fund's positions in MainStay Growth Equity Fund and MainStay ICAP Equity Fund. To accommodate these increases, we reduced the Fund's allocations to a variety of other Underlying Funds. These shifts were consistent with the Fund's strategic direction and helped the Fund's performance.

The same principles were applied in the foreign equity segment of the Fund's portfolio. In particular, we initiated a small shift away from the multi-cap MainStay International Equity Fund toward the larger-cap MainStay ICAP International Fund. This reallocation had a positive impact on the Fund's performance.

DURING THE REPORTING PERIOD, WHICH UNDERLYING FUNDS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST?

MainStay Large Cap Growth Fund and MainStay ICAP International Fund provided the highest total returns among the Underlying Funds in which the Fund invested. The worst-performing Underlying Fund was MainStay Small Cap Opportunity Fund, in which the Fund had only a small allocation. Although MainStay Value Fund was the Fund's second-worst performer, this Underlying Fund provided a double-digit positive return during the reporting period.

DURING THE REPORTING PERIOD, WHICH UNDERLYING FUNDS MADE THE GREATEST POSITIVE CONTRIBUTIONS TO THE FUND'S PERFORMANCE AND WHICH UNDERLYING FUNDS DETRACTED?

Substantial positions in MainStay Large Cap Growth Fund and MainStay ICAP Select Equity Fund were the greatest positive contributors to the Fund's absolute performance. MainStay Small Cap Opportunity Fund was the only Underlying Fund holding that experienced a negative return for the period, and that position was quite small.


1. See footnote on page 19 for more information on Lipper Inc.
2. See footnote on page 19 for more information on the S&P 500(R) Index.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

THE DISCLOSURE ON PAGE 23 IS AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

 22 MainStay Growth Allocation Fund

The Fund's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying Funds, and on the performance of these Underlying Funds. The Underlying Funds' performance may be lower than the performance of the asset class or classes the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

MainStay Growth Allocation Fund is a "fund of funds" that invests in other MainStay Funds. The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, clients will bear the Fund's direct fees and expenses and will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund.

The Fund, through its investment in the Underlying Funds, may be subject to the risks of the Underlying Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

- High-yield securities carry higher risks, and some of the Underlying Funds' investments have speculative character- istics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small- cap companies may be more limited than those of larger-capitalization companies.

- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

Before making an investment in the Fund, you should consider all the risks associated with it.

                                                      www.mainstayfunds.com   23

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2007


                                                       SHARES          VALUE
AFFILIATED INVESTMENT COMPANIES (100.1%)+
----------------------------------------------------------------------------
EQUITY FUNDS (100.1%)
MainStay Capital Appreciation Fund Class I (a)(b)      38,506   $  1,519,463
MainStay Common Stock Fund Class I (a)              2,557,318     41,402,979
MainStay Growth Equity Fund Class I (a)             1,653,234     21,888,818
MainStay ICAP Equity Fund Class I                     357,231     17,715,091
MainStay ICAP International Fund Class I              524,141     23,512,984
MainStay ICAP Select Equity Fund Class I              378,214     17,776,043
MainStay International Equity Fund Class I            848,699     15,471,784
MainStay Large Cap Growth Fund Class I (a)(b)       5,043,289     37,774,238
MainStay S&P 500 Index Fund Class I                   360,241     13,019,115
                                                                ------------
Total Affiliated Investment Companies
 (Cost $166,813,285)                                    100.1%   190,080,515(c)
Liabilities in Excess of
 Cash and Other Assets                                   (0.1)      (280,849)
                                                    ---------   ------------
Net Assets                                              100.0%  $189,799,666
                                                    =========   ============

+    Percentages indicated are based on Fund net assets.
(a)  The Portfolio's ownership exceeds 5% of the outstanding shares of the Underlying Fund Share Class.
(b)  Non-income producing Underlying Fund.
(c)  At October 31, 2007, cost is $166,814,686 for federal income tax purposes and net unrealized appreciation is as follows:
         Gross unrealized appreciation                 $ 23,265,829
         Gross unrealized depreciation                            0
                                                       ------------
         Net unrealized appreciation                   $ 23,265,829
                                                       ============

 24 MainStay Growth Allocation Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2007

ASSETS:
Investment in affiliated investment companies,
  at value (identified cost $166,813,285)       $190,080,515
Cash                                                 458,231
Receivables:
  Fund shares sold                                   292,423
  Manager                                             36,296
Other assets                                          19,717
                                                -------------
    Total assets                                 190,887,182
                                                -------------

LIABILITIES:
Payables:
  Investment securities purchased                    458,231
  Fund shares redeemed                               432,562
  NYLIFE Distributors (See Note 3)                    89,487
  Transfer agent (See Note 3)                         69,974
  Shareholder communication                           14,291
  Professional fees                                   12,579
  Custodian                                            5,274
  Trustees                                             1,149
Accrued expenses                                       3,969
                                                -------------
    Total liabilities                              1,087,516
                                                -------------
Net assets                                      $189,799,666
                                                =============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share) 1
  billion shares authorized                     $     13,857
Additional paid-in capital                       162,093,984
                                                -------------
                                                 162,107,841
Accumulated undistributed net realized gain on
  investments                                      4,424,595
Net unrealized appreciation on investments        23,267,230
                                                -------------
Net assets                                      $189,799,666
                                                =============
CLASS A
Net assets applicable to outstanding shares     $116,122,528
                                                =============
Shares of capital stock outstanding                8,427,237
                                                =============
Net asset value per share outstanding           $      13.78
Maximum sales charge (5.50% of offering price)          0.80
                                                -------------
Maximum offering price per share outstanding    $      14.58
                                                =============
CLASS B
Net assets applicable to outstanding shares     $ 59,902,281
                                                =============
Shares of capital stock outstanding                4,416,214
                                                =============
Net asset value and offering price per share
  outstanding                                   $      13.56
                                                =============
CLASS C
Net assets applicable to outstanding shares     $ 13,667,709
                                                =============
Shares of capital stock outstanding                1,006,270
                                                =============
Net asset value and offering price per share
  outstanding                                   $      13.58
                                                =============
CLASS I
Net assets applicable to outstanding shares     $    107,148
                                                =============
Shares of capital stock outstanding                    7,703
                                                =============
Net asset value and offering price per share
  outstanding                                   $      13.91
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   25

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2007

INVESTMENT INCOME:
INCOME:
  Dividend distributions from affiliated
    investment companies                         $ 1,276,159
  Interest                                             2,680
                                                 ------------
    Total income                                   1,278,839
                                                 ------------
EXPENSES:
  Distribution--Class B (See Note 3)                 338,913
  Distribution--Class C (See Note 3)                  82,586
  Distribution/Service--Class A (See Note 3)         215,055
  Service--Class B (See Note 3)                      112,971
  Service--Class C (See Note 3)                       27,529
  Transfer agent--Classes A, B and C
    (See Note 3)                                     257,478
  Transfer agent--Class I (See Note 3)                   181
  Registration                                        69,661
  Professional fees                                   36,373
  Shareholder communication                           20,263
  Custodian                                           18,876
  Trustees                                             6,888
  Miscellaneous                                       11,143
                                                 ------------
    Total expenses before reimbursement            1,197,917
  Expense reimbursement from Manager
    (See Note 3)                                     (87,980)
                                                 ------------
    Net expenses                                   1,109,937
                                                 ------------
Net investment income                                168,902
                                                 ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
  Affiliated investment company transactions       3,030,007
  Capital gain distributions from affiliated
    investment companies                           2,517,379
                                                 ------------
Net realized gain on investments from
  affiliated investment companies                  5,547,386
                                                 ------------
Net change in unrealized appreciation on
  investments                                     18,330,015
                                                 ------------
Net realized and unrealized gain on investments   23,877,401
                                                 ------------
Net increase in net assets resulting from
  operations                                     $24,046,303
                                                 ============

 26 MainStay Growth Allocation Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2007 AND OCTOBER 31, 2006

                                              2007          2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income (loss)         $    168,902   $  (292,650)
 Net realized gain on investments        5,547,386     3,093,577
 Net change in unrealized
  appreciation on investments           18,330,015     4,684,684
                                      --------------------------
 Net increase in net assets
  resulting from operations             24,046,303     7,485,611
                                      --------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Class A                                (707,447)     (144,346)
   Class B                                (329,298)      (58,222)
   Class C                                 (93,014)      (22,116)
   Class I                                    (209)         (105)
                                      --------------------------
                                        (1,129,968)     (224,789)
                                      --------------------------
 From net realized gain on investments:
   Class A                              (1,597,910)      (62,778)
   Class B                                (850,949)      (51,982)
   Class C                                (246,518)      (16,165)
   Class I                                    (448)          (54)
                                      --------------------------
                                        (2,695,825)     (130,979)
                                      --------------------------
 Total dividends and distributions
  to shareholders                       (3,825,793)     (355,768)
                                      --------------------------

Capital share transactions:
 Net proceeds from sale of shares       95,341,640    71,736,519
 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions            3,617,723       332,283
 Cost of shares redeemed               (20,303,574)   (8,041,719)
 Net asset value of shares converted
  (See Note 1):
   Class A                               3,573,779     2,447,141
   Class B                              (3,573,779)   (2,447,141)
                                      --------------------------
   Increase in net assets derived
    from capital share transactions     78,655,849    64,027,083
                                      --------------------------
   Net increase in net assets           98,876,359    71,156,926

NET ASSETS:
Beginning of year                       90,923,307    19,766,381
                                      --------------------------
End of year                           $189,799,666   $90,923,307
                                      ==========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   27

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                    CLASS A                                            CLASS B
                                 ---------------------------------------------      ---------------------------------------------
                                                                    APRIL 4,                                           APRIL 4,
                                                                      2005*                                              2005*
                                                                     THROUGH                                            THROUGH
                                    YEAR ENDED OCTOBER 31,         OCTOBER 31,         YEAR ENDED OCTOBER 31,         OCTOBER 31,
                                    2007             2006             2005             2007             2006             2005
Net asset value at beginning of
  period                          $  12.08          $ 10.51          $ 10.00          $ 11.97          $ 10.47          $10.00
                                 -----------      -----------      -----------      -----------      -----------      -----------
Net investment income (loss)
  (a)                                 0.05            (0.03)           (0.04)           (0.04)           (0.10)          (0.08)
Net realized and unrealized
  gain on investments                 2.11             1.74             0.55(b)          2.07             1.72            0.55(b)
                                 -----------      -----------      -----------      -----------      -----------      -----------
Total from investment
  operations                          2.16             1.71             0.51             2.03             1.62            0.47
                                 -----------      -----------      -----------      -----------      -----------      -----------
Less dividends and
  distributions:
  From net investment income         (0.14)           (0.09)              --            (0.12)           (0.07)             --
  From net realized gain on
    investments                      (0.32)           (0.05)              --            (0.32)           (0.05)             --
                                 -----------      -----------      -----------      -----------      -----------      -----------
Total dividends and
  distributions                      (0.46)           (0.14)              --            (0.44)           (0.12)             --
                                 -----------      -----------      -----------      -----------      -----------      -----------
Net asset value at end of
  period                          $  13.78          $ 12.08          $ 10.51          $ 13.56          $ 11.97          $10.47
                                 ===========      ===========      ===========      ===========      ===========      ===========
Total investment return (c)          18.42%           16.49%            5.10%(d)        17.44%           15.59%           4.70%(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)        0.41%           (0.25%)          (0.61%)+         (0.34%)          (0.91%)         (1.36%)+
  Net expenses (e)                    0.48%            0.52%            0.62%+           1.23%            1.27%           1.37%+
  Expenses (before
    reimbursement) (e)                0.55%            0.55%            1.84%+           1.30%            1.30%           2.59%+
Portfolio turnover rate                 17%              84%              21%              17%              84%             21%
Net assets at end of period (in
  000's)                          $116,123          $54,499          $10,709          $59,902          $27,770          $8,142

*    Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)  Total return is calculated exclusive of sales charge. Class I is not subject to sales charges.
(d)  Total return is not annualized.
(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

 28 MainStay Growth Allocation Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                        CLASS C                                            CLASS I
     ---------------------------------------------      ---------------------------------------------
                                        APRIL 4,                                           APRIL 4,
                                          2005*                                              2005*
                                         THROUGH                                            THROUGH
        YEAR ENDED OCTOBER 31,         OCTOBER 31,         YEAR ENDED OCTOBER 31,         OCTOBER 31,
        2007             2006             2005             2007             2006             2005
       $ 11.97          $10.46           $10.00           $12.17           $10.52           $10.00
     -----------      -----------      -----------      -----------      -----------      -----------
         (0.03)          (0.11)           (0.08)            0.05             0.01            (0.01)
          2.08            1.74             0.54(b)          2.16             1.79             0.53(b)
     -----------      -----------      -----------      -----------      -----------      -----------
          2.05            1.63             0.46             2.21             1.80             0.52
     -----------      -----------      -----------      -----------      -----------      -----------
         (0.12)          (0.07)              --            (0.15)           (0.10)              --
         (0.32)          (0.05)              --            (0.32)           (0.05)              --
     -----------      -----------      -----------      -----------      -----------      -----------
         (0.44)          (0.12)              --            (0.47)           (0.15)              --
     -----------      -----------      -----------      -----------      -----------      -----------
       $ 13.58          $11.97           $10.46           $13.91           $12.17           $10.52
     ===========      ===========      ===========      ===========      ===========      ===========
         17.51%          15.79%            4.60%(d)        18.68%           17.36%            5.20%(d)
         (0.26%)         (0.95%)          (1.36%)+          0.41%            0.06%           (0.24%)+
          1.23%           1.27%            1.37%+           0.24%            0.25%            0.25%+
          1.30%           1.30%            2.59%+           0.40%            0.28%            1.47%+
            17%             84%              21%              17%              84%              21%
       $13,668          $8,640           $  904           $  107           $   14           $   11

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   29

MAINSTAY MODERATE ALLOCATION FUND

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                     ONE      SINCE
TOTAL RETURNS                     YEAR    INCEPTION
---------------------------------------------------
With sales charges                 6.96%     8.87%
Excluding sales charges           13.18     11.29

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                                                               LEHMAN BROTHERS
                                                                                                                AGGREGATE BOND
                                              CLASS A             S&P 500 INDEX         MSCI EAFE INDEX             INDEX
                                              -------             -------------         ---------------        ---------------
4/4/05                                          9450                  10000                  10000                  10000
10/31/05                                        9802                  10365                  10731                  10129
10/31/06                                       10996                  12059                  13684                  10655
10/31/07                                       12446                  13815                  17093                  11228

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                     ONE      SINCE
TOTAL RETURNS                     YEAR    INCEPTION
---------------------------------------------------
With sales charges                 7.38%     9.44%
Excluding sales charges           12.38     10.45

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                                                               LEHMAN BROTHERS
                                                                                                                AGGREGATE BOND
                                              CLASS B             S&P 500 INDEX         MSCI EAFE INDEX             INDEX
                                              -------             -------------         ---------------        ---------------
4/4/05                                         10000                  10000                  10000                  10000
                                               10326                  10365                  10731                  10129
                                               11093                  12059                  13684                  10655
10/31/07                                       12616                  13815                  17093                  11228

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                     ONE      SINCE
TOTAL RETURNS                     YEAR    INCEPTION
---------------------------------------------------
With sales charges                11.37%    10.45%
Excluding sales charges           12.37     10.45

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                                                               LEHMAN BROTHERS
                                                                                                                AGGREGATE BOND
                                              CLASS C             S&P 500 INDEX         MSCI EAFE INDEX             INDEX
                                              -------             -------------         ---------------        ---------------
4/4/05                                         10000                  10000                  10000                  10000
10/31/05                                       10326                  10365                  10731                  10129
10/31/06                                       11493                  12059                  13684                  10655
10/31/07                                       12916                  13815                  17093                  11228

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 30 MainStay Moderate Allocation Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                     ONE      SINCE
TOTAL RETURNS                     YEAR    INCEPTION
---------------------------------------------------
                                  13.44%    11.59%

(PERFORMANCE GRAPH)

                                                                                                               LEHMAN BROTHERS
                                                                                                                AGGREGATE BOND
                                              CLASS I             S&P 500 INDEX         MSCI EAFE INDEX             INDEX
                                              -------             -------------         ---------------        ---------------
4/4/05                                         10000                  10000                  10000                  10000
10/31/05                                       10380                  10365                  10731                  10129
10/31/06                                       11691                  12059                  13684                  10655
10/31/07                                       13262                  13815                  17093                  11228



                                                                                      ONE               SINCE
BENCHMARK PERFORMANCE                                                                YEAR             INCEPTION
---------------------------------------------------------------------------------------------------------------

S&P 500(R) Index(1)                                                                  14.56%             13.39%
MSCI EAFE(R) Index(2)                                                                24.91              23.17
Lehman Brothers(R) Aggregate Bond Index(3)                                            5.38               4.60
Average Lipper mixed-asset target allocation moderate
  fund(4)                                                                            11.11               9.66

terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
1. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. The S&P 500(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
2. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered to be representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
3. The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Lehman Brothers(R) indices: the Government Index, Corporate Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
4. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                      www.mainstayfunds.com   31

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MODERATE ALLOCATION FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2007, to October 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2007, to October 31, 2007.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                           ENDING ACCOUNT
                                                     ENDING ACCOUNT                         VALUE (BASED
                                                      VALUE (BASED                        ON HYPOTHETICAL
                                 BEGINNING             ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                  ACCOUNT             RETURNS AND           PAID             RETURN AND            PAID
                                   VALUE               EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                       5/1/07                10/31/07          PERIOD(1)           10/31/07           PERIOD(1)

CLASS A SHARES                   $1,000.00             $1,060.30            $2.39            $1,022.70             $2.35
--------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                   $1,000.00             $1,056.35            $6.27            $1,018.95             $6.16
--------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                   $1,000.00             $1,055.45            $6.27            $1,018.95             $6.16
--------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                   $1,000.00             $1,061.40            $0.94            $1,024.10             $0.92
--------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's net annualized expense ratio of each class (0.46% for Class A, 1.21% for Class B and Class C, and 0.18% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). These net expenses do not include the expenses of the Underlying funds in which the Fund invests.

 32 MainStay Moderate Allocation Fund

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2007

(COMPOSITION PIE CHART)

Equity Funds                                                                     60.0
Fixed Income Funds                                                               39.8
Cash and Other Assets, Less Liabilities                                           0.2

See Portfolio of Investments on page 37 for specific holdings within these categories.

                                                      www.mainstayfunds.com   33

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Tony Elavia of New York Life Investment Management LLC

HOW DID MAINSTAY MODERATE ALLOCATION FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2007?

Excluding all sales charges, MainStay Moderate Allocation Fund returned 13.18% for Class A shares, 12.38% for Class B shares and 12.37% for Class C shares for the 12 months ended October 31, 2007. For the same period, the Fund's Class I shares returned 13.44%. All share classes outperformed the 11.11% return of the average Lipper(1) mixed-asset target allocation moderate fund for the 12 months ended October 31, 2007. All share classes under-performed the 14.56% return of the S&P 500(R) Index,(2) the Fund's broad-based securities-market index, for the 12 months ended October 31, 2007. See page 30 for Fund returns with sales charges.

HOW DID YOU DETERMINE THE FUND'S ALLOCATION AMONG THE UNDERLYING FUNDS?

MainStay Moderate Allocation Fund invests in other MainStay Funds, which are referred to as Underlying Funds. Throughout the reporting period, we empha-sized Underlying Funds with larger average capital-izations and a stronger growth orientation. This decision was based on the belief that the dominance of small-cap stocks and value-oriented names, which has lasted for several years, would eventually reverse itself as valuations in these market segments became increasingly skewed relative to historical norms. The Fund benefited from this allocation.

WERE THERE ANY SIGNIFICANT CHANGES IN ALLOCATIONS TO UNDERLYING FUNDS?

During the reporting period, we increased the Fund's positions in MainStay Growth Equity Fund and MainStay ICAP Equity Fund. To accommodate these increases, we reduced the Fund's allocation to a variety of other Underlying Funds. These shifts were consistent with the Fund's strategic direction and helped the Fund's performance.

The same principles were applied in the foreign equity segment of the Fund's portfolio. In particular, we initiated a small shift away from the multi-cap MainStay International Equity Fund toward the larger-cap MainStay ICAP International Fund. This reallocation had a positive impact on the Fund's performance.

DURING THE REPORTING PERIOD, WHICH UNDERLYING FUNDS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST?

MainStay Large Cap Growth Fund and MainStay ICAP International Fund provided the highest total returns among the Underlying Funds in which the Fund invested. The worst-performing Underlying Fund was MainStay Small Cap Opportunity Fund, in which the Fund had only a small allocation. Although MainStay Value Fund was the Fund's second-worst performer, this Underlying Fund provided a double-digit positive return during the reporting period.

DURING THE REPORTING PERIOD, WHICH UNDERLYING FUNDS MADE THE GREATEST POSITIVE CONTRIBUTIONS TO THE FUND'S PERFORMANCE AND WHICH UNDERLYING FUNDS DETRACTED?

Substantial positions in MainStay Large Cap Growth Fund and MainStay ICAP Select Equity Fund were the greatest positive contributors to the Fund's absolute performance. MainStay Small Cap Opportunity Fund was the only Underlying Fund holding that experienced a negative return for the reporting period, and that position was quite small.

WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED-INCOME PORTION OF THE FUND?

A strategic blend of Underlying Fixed-Income Funds was established at the Fund's inception and has been maintained ever since. Interest rates and corporate bond spreads(3) experienced fairly substantial swings, but finished the 12-month reporting period close to where they began. Interest rates rose in the first part of 2007 on concerns about rebounding economic growth and rising inflationary pressures. Later in the year, interest rates declined in response to a summer liquidity crisis and Federal Reserve action to lower short-term interest rates. Corporate bond spreads did the reverse, tightening on perceived economic



1. See footnote on page 31 for more information on Lipper Inc.
2. See footnote on page 31 for more information on the S&P 500 Index.
3. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

THE DISCLOSURE ON PAGE 36 IS AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

 34 MainStay Moderate Allocation Fund
strength then widening as the mortgage market weakened and default risks rose.

Despite the increase in volatility during the summer, lower-rated high-yield bonds generated the highest returns among the different fixed-income segments available to the Fund. As a result, MainStay High Yield Corporate Bond Fund was the Fund's best-performing Underlying Fixed Income Fund. In contrast, MainStay Floating Rate Fund was the Fund's worst-performing Underlying Fixed Income Fund. The fixed-income portion of the Fund also had positions in MainStay Indexed Bond Fund and MainStay Intermediate Term Bond Fund, both of which generated positive absolute returns during the reporting period.


The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                      www.mainstayfunds.com   35

The Fund's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying Funds and on the performance of these Underlying Funds. The Underlying Funds' performance may be lower than the performance of the asset class or classes the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

MainStay Moderate Allocation Fund is a "fund of funds" that invests in other MainStay Funds. The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, clients will bear the Fund's direct fees and expenses and will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund.

The Fund, through its investment in the Underlying Funds, may be subject to the risks of the Underlying Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- High-yield securities carry higher risks, and some of the Underlying Funds' investments have speculative character- istics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small- cap companies may be more limited than those of larger-capitalization companies.

- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Funds' portfolios will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Funds' portfolios will generally rise.

- The Underlying Floating Rate Fund is generally considered to have speculative characteristics. This Underlying Fund may involve risk of default on principal and interest. The Underlying Floating Rate Fund may also involve risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity.

- AN INVESTMENT IN THE UNDERLYING MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE UNDERLYING MONEY MARKET FUND SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY.

Before making an investment in the Fund, you should consider all the risks associated with it.

 36 MainStay Moderate Allocation Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2007


                                                           SHARES          VALUE
AFFILIATED INVESTMENT COMPANIES (99.8%)+
--------------------------------------------------------------------------------
EQUITY FUNDS (60.0%)
MainStay Common Stock Fund Class I (a)                  1,845,442   $ 29,877,705
MainStay Growth Equity Fund Class I (a)                 1,580,545     20,926,412
MainStay ICAP Equity Fund Class I                         461,979     22,909,538
MainStay ICAP International Fund Class I                  397,512     17,832,398
MainStay ICAP Select Equity Fund Class I                  540,164     25,387,712
MainStay International Equity Fund Class I                643,690     11,734,463
MainStay Large Cap Growth Fund Class I (a)(b)           4,951,532     37,086,975
MainStay S&P 500 Index Fund Class I                       218,469      7,895,481
                                                                    ------------
                                                                     173,650,684
                                                                    ------------
FIXED INCOME FUNDS (39.8%)
MainStay Floating Rate Fund Class I (a)                 1,502,663     14,500,696
MainStay High Yield Corporate Bond Fund Class I         2,277,711     14,463,463
MainStay Indexed Bond Fund Class I (a)                  6,837,268     73,158,770
MainStay Intermediate Term Bond Fund Class I (a)        1,327,457     12,916,152
                                                                    ------------
                                                                     115,039,081
                                                                    ------------
Total Affiliated Investment Companies
 (Cost $265,575,644)                                         99.8%   288,689,765(c)
Cash and Other Assets,
 Less Liabilities                                             0.2        710,980
                                                    -------------   ------------
Net Assets                                                  100.0%  $289,400,745
                                                    =============   ============

+    Percentages indicated are based on Fund net assets.
(a)  The Portfolio's ownership exceeds 5% of the outstanding shares of the Underlying Fund
     Share Class.
(b)  Non-income producing Underlying Fund.
(c)  At October 31, 2007, cost is $265,635,395 for federal income tax purposes and net unrealized appreciation is as follows:
         Gross unrealized appreciation                                            $ 23,477,693
         Gross unrealized depreciation                                               (423,323)
                                                                                  ------------
         Net unrealized appreciation                                              $ 23,054,370
                                                                                  ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   37

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2007

ASSETS:
Investment in affiliated investment companies,
  at value (identified cost $265,575,644)       $288,689,765
Cash                                                 699,967
Receivables:
  Fund shares sold                                 1,058,398
Other assets                                          32,348
                                                -------------
    Total assets                                 290,480,478
                                                -------------
LIABILITIES:
Payables:
  Investment securities purchased                    699,968
  Fund shares redeemed                               138,485
  NYLIFE Distributors (See Note 3)                   125,216
  Transfer agent (See Note 3)                         66,316
  Shareholder communication                           22,193
  Professional fees                                   16,715
  Custodian                                            5,133
  Directors                                            1,738
Accrued expenses                                       3,969
                                                -------------
    Total liabilities                              1,079,733
                                                -------------
Net assets                                      $289,400,745
                                                =============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share) 1
  billion shares authorized                     $     23,549
Additional paid-in capital                       259,421,417
                                                -------------
                                                 259,444,966
Accumulated undistributed net investment
  income                                           1,994,915
Accumulated undistributed net realized gain on
  investments                                      4,846,743
Net unrealized appreciation on investments        23,114,121
                                                -------------
Net assets                                      $289,400,745
                                                =============
CLASS A
Net assets applicable to outstanding shares     $192,834,945
                                                =============
Shares of capital stock outstanding               15,653,203
                                                =============
Net asset value per share outstanding           $      12.32
Maximum sales charge (5.50% of offering price)          0.72
                                                -------------
Maximum offering price per share outstanding    $      13.04
                                                =============
CLASS B
Net assets applicable to outstanding shares     $ 63,929,258
                                                =============
Shares of capital stock outstanding                5,229,266
                                                =============
Net asset value and offering price per share
  outstanding                                   $      12.23
                                                =============
CLASS C
Net assets applicable to outstanding shares     $ 31,190,948
                                                =============
Shares of capital stock outstanding                2,549,818
                                                =============
Net asset value and offering price per share
  outstanding                                   $      12.23
                                                =============
CLASS I
Net assets applicable to outstanding shares     $  1,445,594
                                                =============
Shares of capital stock outstanding                  116,845
                                                =============
Net asset value and offering price per share
  outstanding                                   $      12.37
                                                =============

 38 MainStay Moderate Allocation Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2007

INVESTMENT INCOME:
INCOME:
  Dividend distributions from affiliated
    investment companies                         $ 6,070,381
  Interest                                             3,505
                                                 ------------
    Total income                                   6,073,886
                                                 ------------
EXPENSES:
  Distribution/Service--Class A (See Note 3)         370,603
  Service--Class B (See Note 3)                      127,698
  Service--Class C (See Note 3)                       56,249
  Distribution--Class B (See Note 3)                 383,095
  Distribution--Class C (See Note 3)                 168,747
  Transfer agent--Classes A, B and C
    (See Note 3)                                     248,574
  Transfer agent--Class I (See Note 3)                   204
  Registration                                        87,439
  Professional fees                                   46,398
  Shareholder communication                           38,014
  Custodian                                           18,032
  Directors                                           10,355
  Miscellaneous                                       13,803
                                                 ------------
    Total expenses                                 1,569,211
                                                 ------------
Net investment income                              4,504,675
                                                 ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
  Affiliated investment company transactions       3,249,014
  Capital gain distributions from affiliated
    investment companies                           2,388,061
                                                 ------------
Net realized gain from affiliated investment
  companies                                        5,637,075
                                                 ------------
Net change in unrealized appreciation on
  investments                                     17,410,403
                                                 ------------
Net realized and unrealized gain on investments   23,047,478
                                                 ------------
Net increase in net assets resulting from
  operations                                     $27,552,153
                                                 ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   39

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2007 AND OCTOBER 31, 2006

                                             2007           2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income               $  4,504,675   $  1,691,480
 Net realized gain on investments       5,637,075      4,398,638
 Net change in unrealized
  appreciation on investments          17,410,403      5,543,868
                                     ---------------------------
 Net increase in net assets
  resulting from operations            27,552,153     11,633,986
                                     ---------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Class A                             (2,301,326)    (1,528,889)
   Class B                               (646,374)      (384,640)
   Class C                               (270,805)      (138,626)
   Class I                                 (1,834)        (1,918)
                                     ---------------------------
                                       (3,220,339)    (2,054,073)
                                     ---------------------------
 From net realized gain on investments:
   Class A                             (2,794,753)        (8,494)
   Class B                               (996,417)        (6,669)
   Class C                               (406,899)        (1,130)
   Class I                                 (2,503)            (3)
                                     ---------------------------
                                       (4,200,572)       (16,296)
                                     ---------------------------
Total dividends and distributions
 to shareholders                       (7,420,911)    (2,070,369)
                                     ---------------------------

Capital share transactions:
 Net proceeds from sale of shares     129,354,854    119,618,952
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends and distributions        6,950,058      1,920,152
 Cost of shares redeemed              (27,566,983)   (17,294,943)
 Net asset value of shares converted
  (See Note 1):
   Class A                              3,974,063      9,740,336
   Class B                             (3,974,063)    (9,740,336)
                                     ---------------------------
   Increase in net assets derived
    from capital share transactions   108,737,929    104,244,161
                                     ---------------------------
   Net increase in net assets         128,869,171    113,807,778

NET ASSETS:
Beginning of year                     160,531,574     46,723,796
                                     ---------------------------
End of year                          $289,400,745   $160,531,574
                                     ===========================
Accumulated undistributed net
 investment income at end of year    $  1,994,915   $         --
                                     ===========================

 40 MainStay Moderate Allocation Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     41

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                            CLASS A                                     CLASS B
                                            ---------------------------------------      -------------------------------------
                                                                         APRIL 4,                                   APRIL 4,
                                                                           2005*                                      2005*
                                                  YEAR ENDED              THROUGH             YEAR ENDED             THROUGH
                                                 OCTOBER 31,            OCTOBER 31,          OCTOBER 31,           OCTOBER 31,
                                              2007          2006           2005           2007         2006           2005
Net asset value at beginning of period      $  11.34      $  10.35        $ 10.00        $ 11.30      $ 10.32        $ 10.00
                                            --------      --------      -----------      -------      -------      -----------
Net investment income                           0.27          0.20(a)        0.09(a)        0.18         0.13(a)        0.04(a)
Net realized and unrealized gain on
  investments                                   1.18          1.04           0.28(b)        1.18         1.02           0.29(b)
                                            --------      --------      -----------      -------      -------      -----------
Total from investment operations                1.45          1.24           0.37           1.36         1.15           0.33
                                            --------      --------      -----------      -------      -------      -----------
Less dividends and distributions:
  From net investment income                   (0.20)        (0.25)         (0.02)         (0.16)       (0.17)         (0.01)
  From net realized gain on investments        (0.27)        (0.00)(c)         --          (0.27)       (0.00)(c)         --
                                            --------      --------      -----------      -------      -------      -----------
Total dividends and distributions              (0.47)        (0.25)         (0.02)         (0.43)       (0.17)         (0.01)
                                            --------      --------      -----------      -------      -------      -----------
Net asset value at end of period            $  12.32      $  11.34        $ 10.35        $ 12.23      $ 11.30        $ 10.32
                                            ========      ========      ===========      =======      =======      ===========
Total investment return (d)                    13.18%        12.18%          3.73%(e)      12.38%       11.31%          3.26%(e)
Ratios (to average net assets)/Supplemental Data:
  Net investment income                         2.27%         1.84%          1.42%+         1.54%        1.21%          0.67%+
  Net expenses (f)                              0.46%         0.45%          0.55%+         1.21%        1.20%          1.30%+
  Expenses (before reimbursement) (f)           0.46%         0.45%          0.97%+         1.21%        1.20%          1.72%+
Portfolio turnover rate                           10%           48%             2%            10%          48%             2%
Net assets at end of period (in 000's)      $192,835      $107,586        $24,080        $63,929      $37,649        $19,676

*    Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchase and redemptions of
     Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)  Less than one cent per share.
(d)  Total return is calculated exclusive of sales charges. Class I is not subject to a sales charge.
(e)  Total return is not annualized.
(f)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

 42 MainStay Moderate Allocation Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                   CLASS C                                   CLASS I
    -------------------------------------      -----------------------------------
                               APRIL 4,                                 APRIL 4,
                                 2005*                                    2005*
         YEAR ENDED             THROUGH            YEAR ENDED            THROUGH
        OCTOBER 31,           OCTOBER 31,         OCTOBER 31,          OCTOBER 31,
     2007         2006           2005           2007        2006          2005
    $ 11.30      $ 10.32        $10.00         $11.36      $10.35        $10.00
    -------      -------      -----------      ------      ------      -----------
       0.19         0.12(a)       0.04(a)        0.29        0.22(a)       0.10(a)
       1.17         1.03          0.29(b)        1.20        1.06          0.28(b)
    -------      -------      -----------      ------      ------      -----------
       1.36         1.15          0.33           1.49        1.28          0.38
    -------      -------      -----------      ------      ------      -----------
      (0.16)       (0.17)        (0.01)         (0.21)      (0.27)        (0.03)
      (0.27)       (0.00)(c)        --          (0.27)      (0.00)(c)        --
    -------      -------      -----------      ------      ------      -----------
      (0.43)       (0.17)        (0.01)         (0.48)      (0.27)        (0.03)
    -------      -------      -----------      ------      ------      -----------
    $ 12.23      $ 11.30        $10.32         $12.37      $11.36        $10.35
    =======      =======      ===========      ======      ======      ===========
      12.37%       11.31%         3.26%(e)      13.44%      12.63%         3.80%(e)
       1.52%        1.11%         0.67%+         2.66%       2.04%         1.72%+
       1.21%        1.20%         1.30%+         0.18%       0.18%         0.25%+
       1.21%        1.20%         1.72%+         0.18%       0.18%         0.67%+
         10%          48%            2%            10%         48%            2%
    $31,191      $15,192        $2,958         $1,446      $  105        $   10

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   43

MAINSTAY MODERATE GROWTH ALLOCATION FUND

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE      SINCE
TOTAL RETURNS            YEAR    INCEPTION
------------------------------------------
With sales charges        9.46%    10.97%
Excluding sales charges  15.83     13.44

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                                                               LEHMAN BROTHERS
                                                                                                                AGGREGATE BOND
                                              CLASS A             S&P 500 INDEX         MSCI EAFE INDEX             INDEX
                                              -------             -------------         ---------------        ---------------
4/4/05                                          9450                  10000                  10000                  10000
10/31/05                                        9885                  10365                  10731                  10129
10/31/06                                       11288                  12059                  13684                  10655
10/31/07                                       13076                  13815                  17093                  11228

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE      SINCE
TOTAL RETURNS            YEAR    INCEPTION
------------------------------------------
With sales charges        9.95%    11.60%
Excluding sales charges  14.95     12.58

(PERFORMANCE GRAPH)                                         (With sales charges)

                                         MAINSTAY MODERATE                                                     LEHMAN BROTHERS
                                         GROWTH ALLOCATION                                                      AGGREGATE BOND
                                                FUND              S&P 500 INDEX         MSCI EAFE INDEX             INDEX
                                         -----------------        -------------         ---------------        ---------------
4/4/05                                         10000                  10000                  10000                  10000
                                                9280                  10365                  10731                  10129
                                               11353                  12059                  13684                  10655
10/31/07                                       13268                  13815                  17093                  11228

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE      SINCE
TOTAL RETURNS            YEAR    INCEPTION
------------------------------------------
With sales charges       13.95%    12.58%
Excluding sales charges  14.95     12.58

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                                                               LEHMAN BROTHERS
                                                                                                                AGGREGATE BOND
                                              CLASS C             S&P 500 INDEX         MSCI EAFE INDEX             INDEX
                                              -------             -------------         ---------------        ---------------
4/4/05                                         10000                  10000                  10000                  10000
10/31/05                                       10420                  10365                  10731                  10129
10/31/06                                       11803                  12059                  13684                  10655
10/31/07                                       13568                  13815                  17093                  11228

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 44 MainStay Moderate Growth Allocation Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE      SINCE
TOTAL RETURNS            YEAR    INCEPTION
------------------------------------------
                         16.17%    13.86%

(PERFORMANCE GRAPH)

                                                                                        LEHMAN BROTHERS
                                                                                         AGGREGATE BOND
                                              CLASS I             S&P 500 INDEX              INDEX             MSCI EAFE INDEX
                                              -------             -------------         ---------------        ---------------
4/4/05                                         10000                  10000                  10000                  10000
10/31/05                                       10470                  10365                  10129                  10731
10/31/06                                       12026                  12059                  10655                  13684
10/31/07                                       13970                  13815                  11228                  17093



                                                                         ONE      SINCE
BENCHMARK PERFORMANCE                                                   YEAR    INCEPTION
-----------------------------------------------------------------------------------------

S&P 500(R) Index(1)                                                     14.56%    13.39%
MSCI EAFE(R) Index(2)                                                   24.91     23.17
Lehman Brothers(R) Aggregate Bond Index(3)                               5.38      4.60
Average Lipper mixed-asset target allocation growth fund(4)             13.51     11.30

total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
1. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. The S&P 500(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
2. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered to be representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
3. The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Lehman Brothers(R) indices: the Government Index, Corporate Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
4. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                      www.mainstayfunds.com   45

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MODERATE GROWTH ALLOCATION
FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2007, to October 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2007, to October 31, 2007.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                           ENDING ACCOUNT
                                                     ENDING ACCOUNT                         VALUE (BASED
                                                      VALUE (BASED                        ON HYPOTHETICAL
                                 BEGINNING             ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                  ACCOUNT             RETURNS AND           PAID             RETURN AND            PAID
                                   VALUE               EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                       5/1/07                10/31/07          PERIOD(1)           10/31/07           PERIOD(1)

CLASS A SHARES                   $1,000.00             $1,069.40            $2.40            $1,022.70             $2.35
--------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                   $1,000.00             $1,065.35            $6.30            $1,018.95             $6.16
--------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                   $1,000.00             $1,065.35            $6.30            $1,018.95             $6.16
--------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                   $1,000.00             $1,069.85            $1.30            $1,023.75             $1.28
--------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's net annualized expense ratio of each class (0.46% for Class A, 1.21% for Class B and Class C, and 0.25% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). These net expenses do not include the expenses of the Underlying funds in which the Fund invests.

 46 MainStay Moderate Growth Allocation Fund

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2007

(COMPOSITION PIE CHART)

Equity Funds                                                                     80.6
Fixed Income Funds                                                               20.1
Liabilities in excess of Cash and Other Assets                                   -0.7

See Portfolio of Investments on page 51 for specific holdings within these categories.

                                                      www.mainstayfunds.com   47

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Tony Elavia of New York Life Investment Management LLC

HOW DID MAINSTAY MODERATE GROWTH ALLOCATION FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2007?

Excluding all sales charges, MainStay Moderate Growth Allocation Fund returned 15.83% for Class A shares, 14.95% for Class B shares and 14.95% for Class C shares for the 12 months ended October 31, 2007. For the same period, the Fund's Class I shares returned 16.17%. All share classes outperformed the 13.51% return of the average Lipper(1) mixed-asset target allocation growth fund for the 12-month reporting period. All share classes also outperformed the 14.56% return of the S&P 500(R) Index,(2) the Fund's broad-based securities-market index, for the 12 months ended October 31, 2007. See page 44 for Fund returns with sales charges.

HOW DID YOU DETERMINE THE FUND'S ALLOCATION AMONG THE UNDERLYING FUNDS?

MainStay Moderate Growth Allocation Fund invests in other MainStay Funds, which are referred to as Underlying Funds. Throughout the reporting period, we emphasized Underlying Funds with larger average capitalizations and a stronger growth orientation. This decision was based on the belief that the dominance of small-cap stocks and value-oriented names, which has lasted for several years, would eventually reverse itself as valuations in these market segments became increasingly skewed relative to historical norms. The Fund benefited from this allocation.

WERE THERE ANY SIGNIFICANT CHANGES IN ALLOCATIONS TO UNDERLYING FUNDS?

During the reporting period, we increased the Fund's positions in MainStay Growth Equity Fund and MainStay ICAP Equity Fund. To accommodate these increases, we reduced the Fund's allocation to a variety of other Underlying Funds. These shifts were consistent with the Fund's strategic direction and helped the Fund's performance.

The same principles were applied in the foreign equity segment of the Fund's portfolio. In particular, we initiated a small shift away from the multi-cap MainStay International Equity Fund toward the larger-cap MainStay ICAP International Fund. This reallocation has a positive impact on the Fund's performance.

DURING THE REPORTING PERIOD, WHICH UNDERLYING FUNDS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST?

MainStay Large Cap Growth Fund and MainStay ICAP International Fund provided the highest total returns among the Underlying Funds in which the Fund invested. The worst-performing Underlying Fund was MainStay Small Cap Opportunity Fund, in which the Fund had only a small allocation. Although MainStay Value Fund was the Fund's second-worst performer, this Underlying Fund provided a double-digit positive return during the reporting period.

DURING THE REPORTING PERIOD, WHICH UNDERLYING FUNDS MADE THE GREATEST POSITIVE CONTRIBUTIONS TO THE FUND'S PERFORMANCE AND WHICH UNDER-LYING FUNDS DETRACTED?

Substantial positions in MainStay Large Cap Growth Fund and MainStay ICAP Select Equity Fund were the largest positive contributors to the Fund's absolute performance. MainStay Small Cap Opportunity Fund was the only Underlying Fund holding that experienced a negative return for the reporting period, and that position was quite small.

WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED-INCOME PORTION OF THE FUND?

A strategic blend of Underlying Fixed Income Funds was established at the Fund's inception and has been maintained ever since. Interest rates and corporate bond spreads(3) experienced fairly substantial swings, but finished the 12-month reporting period close to where they began. Interest rates rose in the first part of 2007 on concerns about rebounding economic growth and rising inflationary pressures. Later in the year, interest rates declined in response to a summer liquidity crisis and Federal Reserve action to lower short-term interest rates. Corporate bond spreads did the reverse, tightening on perceived economic strength then widening as the mortgage market weakened and default risks rose.

Despite the increase in volatility during the summer, lower-rated high-yield bonds generated the highest returns among the different fixed-income segments


1. See footnote on page 45 for more information on Lipper Inc.
2. See footnote on page 45 for more information on the S&P 500(R) Index.
3. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

THE DISCLOSURE ON PAGE 50 IS AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

 48 MainStay Moderate Growth Allocation Fund available to the Fund. As a result, MainStay High Yield Corporate Bond Fund was the Fund's best-performing Underlying Fixed Income Fund. In contrast, MainStay Floating Rate Fund was the Fund's worst-performing Underlying Fixed Income Fund. The fixed-income portion of the Fund also had positions in MainStay Indexed Bond Fund and MainStay Intermediate Term Bond Fund, both of which generated positive absolute returns during the reporting period.


The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                      www.mainstayfunds.com   49

The Fund's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying Funds and on the performance of these Underlying Funds. The Underlying Funds' performance may be lower than the performance of the asset class or classes the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

MainStay Moderate Growth Allocation Fund is a "fund of funds" that invests in other MainStay Funds. The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, clients will bear the Fund's direct fees and expenses and will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund.

The Fund, through its investment in the Underlying Funds, may be subject to the risks of the Underlying Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- High-yield securities carry higher risks, and some of the Underlying Funds' investments have speculative character- istics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small- cap companies may be more limited than those of larger-capitalization companies.

- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Funds' portfolios will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Funds' portfolios will generally rise.

- The Underlying Floating Rate Fund is generally considered to have speculative characteristics. This Underlying Fund may involve risk of default on principal and interest. The Underlying Floating Rate Fund may also involve risks associated with collateral impairment, nondiversification, borrower industry concentration, and limited liquidity.

- AN INVESTMENT IN THE UNDERLYING MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE UNDERLYING MONEY MARKET FUND SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY.

Before making an investment in the Fund, you should consider all the risks associated with it.

 50 MainStay Moderate Growth Allocation Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2007


                                                       SHARES          VALUE
AFFILIATED INVESTMENT COMPANIES (100.7%)+
----------------------------------------------------------------------------
EQUITY FUNDS (80.6%)
MainStay Common Stock Fund Class I (a)              3,416,485   $ 55,312,890
MainStay Growth Equity Fund Class I (a)             2,407,345     31,873,245
MainStay ICAP Equity Fund Class I                     295,568     14,657,239
MainStay ICAP International Fund Class I              684,205     30,693,443
MainStay ICAP Select Equity Fund Class I              772,627     36,313,450
MainStay International Equity Fund Class I          1,107,964     20,198,178
MainStay Large Cap Growth Fund Class I (a)(b)       7,259,161     54,371,114
MainStay Mid Cap Growth
 Fund Class I (a)(b)                                  576,020      8,755,500
MainStay S&P 500 Index Fund Class I                   362,263     13,092,188
                                                                ------------
                                                                 265,267,247
                                                                ------------
FIXED INCOME FUNDS (20.1%)
MainStay Floating Rate Fund Class I (a)             1,724,445     16,640,897
MainStay High Yield Corporate Bond Fund Class I     2,613,720     16,597,121
MainStay Indexed Bond Fund Class I (a)              2,615,237     27,983,038
MainStay Intermediate Term Bond Fund Class I          507,754      4,940,449
                                                                ------------
                                                                  66,161,505
                                                                ------------
Total Affiliated Investment Companies
 (Cost $297,139,105)                                    100.7%   331,428,752(c)
Liabilities in Excess of
 Cash and Other Assets                                   (0.7)    (2,424,203)
                                                    ---------   ------------
Net Assets                                              100.0%  $329,004,549
                                                    =========   ============

+    Percentages indicated are based on Fund net assets.
(a)  The Portfolio's ownership exceeds 5% of the outstanding shares of the Underlying Fund Share Class.
(b)  Non-income producing Underlying Fund.
(c)  At October 31, 2007, cost is $297,150,800 for federal income tax purposes and net unrealized appreciation is as follows:
         Gross unrealized appreciation                     $34,802,830
         Gross unrealized depreciation                        (524,878)
                                                           -----------
         Net unrealized appreciation                       $34,277,952
                                                           ===========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   51

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2007

ASSETS:
Investment in affiliated investment companies,
  at value (identified cost $297,139,105)       $331,428,752
Cash                                                 271,229
Receivables:
  Fund shares sold                                   415,434
  Manager                                             37,787
Other assets                                          25,817
                                                -------------
    Total assets                                 332,179,019
                                                -------------

LIABILITIES:
Payables:
  Fund shares redeemed                             2,594,264
  Investment securities purchased                    271,229
  NYLIFE Distributors (See Note 3)                   152,196
  Transfer agent (See Note 3)                        101,075
  Shareholder communication                           25,497
  Professional fees                                   18,529
  Custodian                                            5,700
  Directors                                            2,012
Accrued expenses                                       3,968
                                                -------------
    Total liabilities                              3,174,470
                                                -------------
Net assets                                      $329,004,549
                                                =============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share) 1
  billion shares authorized                     $     25,235
Additional paid-in capital                       286,049,793
                                                -------------
                                                 286,075,028
Accumulated undistributed net investment
  income                                           1,714,842
Accumulated undistributed net realized gain on
  investments                                      6,925,032
Net unrealized appreciation on investments        34,289,647
                                                -------------
Net assets                                      $329,004,549
                                                =============
CLASS A
Net assets applicable to outstanding shares     $207,499,302
                                                =============
Shares of capital stock outstanding               15,842,496
                                                =============
Net asset value per share outstanding           $      13.10
Maximum sales charge (5.50% of offering price)          0.76
                                                -------------
Maximum offering price per share outstanding    $      13.86
                                                =============
CLASS B
Net assets applicable to outstanding shares     $ 93,539,644
                                                =============
Shares of capital stock outstanding                7,231,897
                                                =============
Net asset value and offering price per share
  outstanding                                   $      12.93
                                                =============
CLASS C
Net assets applicable to outstanding shares     $ 27,284,321
                                                =============
Shares of capital stock outstanding                2,109,395
                                                =============
Net asset value and offering price per share
  outstanding                                   $      12.93
                                                =============
CLASS I
Net assets applicable to outstanding shares     $    681,282
                                                =============
Shares of capital stock outstanding                   51,598
                                                =============
Net asset value and offering price per share
  outstanding                                   $      13.20
                                                =============

 52 MainStay Moderate Growth Allocation Fund          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2007

INVESTMENT INCOME:
INCOME:
  Dividend distributions from affiliated
    investment companies                         $ 4,900,857
  Interest                                             4,133
                                                 ------------
    Total income                                   4,904,990
                                                 ------------
EXPENSES:
  Distribution--Class B (See Note 3)                 539,989
  Distribution--Class C (See Note 3)                 157,989
  Distribution/Service--Class A (See Note 3)         402,489
  Service--Class B (See Note 3)                      179,996
  Service--Class C (See Note 3)                       52,663
  Transfer agent--Classes A, B and C (See Note
    3)                                               372,043
  Transfer agent--Class I (See Note 3)                   492
  Registration                                        85,212
  Professional fees                                   50,310
  Shareholder communication                           43,648
  Custodian                                           20,589
  Directors                                           11,834
  Miscellaneous                                       14,571
                                                 ------------
    Total expenses before reimbursement            1,931,825
  Expense reimbursement from Manager (See Note
    3)                                               (64,415)
                                                 ------------
  Net expenses                                     1,867,410
                                                 ------------
Net investment income                              3,037,580
                                                 ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
  Affiliated investment company transactions       4,249,778
  Capital gain distributions from affiliated
    investment companies                           3,724,259
                                                 ------------
Net realized gain from affiliated investment
  companies                                        7,974,037
                                                 ------------
Net change in unrealized appreciation on
  investments                                     26,129,554
                                                 ------------
Net realized and unrealized gain on investments   34,103,591
                                                 ------------
Net increase in net assets resulting from
  operations                                     $37,141,171
                                                 ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   53

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2007 AND OCTOBER 31, 2006

                                             2007           2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income               $  3,037,580   $    789,739
 Net realized gain on investments       7,974,037      4,887,270
 Net change in unrealized
  appreciation on investments          26,129,554      7,741,074
                                     ---------------------------
 Net increase in net assets
  resulting from operations            37,141,171     13,418,083
                                     ---------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Class A                             (1,547,892)    (1,267,973)
   Class B                               (608,490)      (436,657)
   Class C                               (180,376)      (151,354)
   Class I                                   (160)          (261)
                                     ---------------------------
                                       (2,336,918)    (1,856,245)
                                     ---------------------------
 From net realized gain on investments:
   Class A                             (2,438,464)        (9,235)
   Class B                             (1,104,994)        (6,850)
   Class C                               (329,192)        (1,442)
   Class I                                   (240)            (3)
                                     ---------------------------
                                       (3,872,890)       (17,530)
                                     ---------------------------
 Total dividends and distributions
  to shareholders                      (6,209,808)    (1,873,775)
                                     ---------------------------

Capital share transactions:
 Net proceeds from sale of shares     151,741,942    135,858,321
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends and distributions        5,924,973      1,739,307
 Cost of shares redeemed              (35,389,868)   (16,773,336)
 Net asset value of shares converted (See Note
  1):
   Class A                              5,133,384      7,592,701
   Class B                             (5,133,384)    (7,592,701)
                                     ---------------------------
  Increase in net assets derived
    from capital share transactions   122,277,047    120,824,292
                                     ---------------------------
  Net increase in net assets          153,208,410    132,368,600

NET ASSETS:
Beginning of year                     175,796,139     43,427,539
                                     ---------------------------
End of year                          $329,004,549   $175,796,139
                                     ===========================
Accumulated undistributed net
 investment income at end of year    $  1,714,842   $         --
                                     ===========================

 54 MainStay Moderate Growth Allocation Fund          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     55

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                  CLASS A                                           CLASS B
                                --------------------------------------------      --------------------------------------------
                                                                  APRIL 4,                                          APRIL 4,
                                                                    2005*                                             2005*
                                                                   THROUGH                                           THROUGH
                                  YEAR ENDED OCTOBER 31,         OCTOBER 31,        YEAR ENDED OCTOBER 31,         OCTOBER 31,
                                   2007            2006             2005             2007            2006             2005
Net asset value at beginning
  of period                      $  11.68        $  10.46          $ 10.00         $ 11.60          $ 10.42          $ 10.00
                                ----------      -----------      -----------      ----------      -----------      -----------
Net investment income (loss)         0.20            0.11(a)          0.03(a)         0.12             0.04(a)         (0.01)(a)
Net realized and unrealized
  gain on investments                1.60            1.35             0.43(b)         1.57             1.33             0.43(b)
                                ----------      -----------      -----------      ----------      -----------      -----------
Total from investment
  operations                         1.80            1.46             0.46            1.69             1.37             0.42
                                ----------      -----------      -----------      ----------      -----------      -----------
Less dividends and
  distributions:
  From net investment income        (0.15)          (0.24)              --           (0.13)           (0.19)              --
  From net realized gain on
    investments                     (0.23)          (0.00)(c)           --           (0.23)           (0.00)(c)           --
                                ----------      -----------      -----------      ----------      -----------      -----------
Total dividends and
  distributions                     (0.38)          (0.24)              --           (0.36)           (0.19)              --
                                ----------      -----------      -----------      ----------      -----------      -----------
Net asset value at end of
  period                         $  13.10        $  11.68          $ 10.46         $ 12.93          $ 11.60          $ 10.42
                                ==========      ===========      ===========      ==========      ===========      ===========
Total investment return (d)         15.83%          14.20%            4.60%(e)       14.95%           13.28%            4.20%(e)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)       1.46%           0.98%            0.48%+          0.73%            0.32%           (0.27%)+
  Net expenses (f)                   0.46%           0.43%            0.56%+          1.21%            1.18%            1.31% +
  Expenses (before
    reimbursement) (f)               0.49%           0.43%            1.05%+          1.24%            1.18%            1.80% +
Portfolio turnover rate                13%             61%               2%             13%              61%               2%
Net assets at end of period
  (in 000's)                     $207,499        $112,099          $22,617         $93,540          $48,046          $17,453

*    Commencement of operations.
+    Annualized.
(a)  Per share data based on average outstanding shares during the period.
(b)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealied gain (loss) on investments due to the timing of purchases and redemptions of
     Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)  Less than one cent per share.
(d)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(e)  Total return is not annualized.
(f)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

 56 MainStay Moderate Growth Allocation Fund          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                      CLASS C                                           CLASS I
    --------------------------------------------      --------------------------------------------
                                      APRIL 4,                                          APRIL 4,
                                        2005*                                             2005*
                                       THROUGH                                           THROUGH
      YEAR ENDED OCTOBER 31,         OCTOBER 31,        YEAR ENDED OCTOBER 31,         OCTOBER 31,
       2007            2006             2005             2007            2006             2005
     $  11.60         $ 10.42          $10.00          $  11.74         $10.47           $10.00
    ----------      -----------      -----------      ----------      -----------      -----------
         0.13            0.03(a)        (0.01)(a)          0.22           0.15(a)          0.04(a)
         1.56            1.34            0.43(b)           1.63           1.38             0.43(b)
    ----------      -----------      -----------      ----------      -----------      -----------
         1.69            1.37            0.42              1.85           1.53             0.47
    ----------      -----------      -----------      ----------      -----------      -----------
        (0.13)          (0.19)             --             (0.16)         (0.26)              --
        (0.23)          (0.00)(c)          --             (0.23)         (0.00)(c)           --
    ----------      -----------      -----------      ----------      -----------      -----------
        (0.36)          (0.19)             --             (0.39)         (0.26)              --
    ----------      -----------      -----------      ----------      -----------      -----------
     $  12.93         $ 11.60          $10.42          $  13.20         $11.74           $10.47
    ==========      ===========      ===========      ==========      ===========      ===========
        14.95%          13.28%           4.20%(e)         16.17%         14.86%            4.70%(e)
         0.73%           0.25%          (0.27%)+           1.46%          1.36%            0.79%+
         1.21%           1.18%           1.31% +           0.25%          0.17%            0.25%+
         1.24%           1.18%           1.80% +           0.31%          0.17%            0.74%+
           13%             61%              2%               13%            61%               2%
     $ 27,284         $15,639          $3,347          $    681         $   12           $   10

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   57

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company and is comprised of twenty-two funds (collectively referred to as the "Funds" and each individually, referred to as a "Fund"). These financial statements and notes relate to the MainStay Conservative Allocation Fund, MainStay Growth Allocation Fund, MainStay Moderate Allocation Fund and MainStay Moderate Growth Allocation Fund; each is a diversified fund.

The Funds currently offer four classes of shares. Class A shares, Class B shares, Class C shares and Class I shares commenced on April 4, 2005. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within up to six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. As approved by the Board of Directors in 1997, Class B shares convert to Class A shares eight years after the date they were purchased. The four classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The investment objective for each of the Funds is as follows:

The CONSERVATIVE ALLOCATION FUND seeks current income and, secondarily, long-term growth of capital.

The GROWTH ALLOCATION FUND seeks long-term growth of capital.

The MODERATE ALLOCATION FUND seeks long-term growth of capital and, secondarily, current income.

The MODERATE GROWTH ALLOCATION FUND seeks long-term growth of capital and, secondarily, current income.

The Funds may invest in other funds of the Company as well as funds of Eclipse Funds and The MainStay Funds, each a Massachusetts business trust and ICAP Funds, Inc., a Maryland Corporation, for which New York Life Investment Management LLC also serves as manager ("underlying funds").

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Funds prepare their financial statements in accordance with accounting principles generally accepted in the United States of America and follow the significant accounting policies described below.

(A) SECURITIES VALUATION. Investments in underlying funds are valued at their net asset value at the close of business each day.

Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, as defined in Note 3, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business.

Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange on each day the Funds are open for business ("valuation date"); such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Funds' Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not a current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; a security where the trading on that security's principal market is temporarily closed at a time when, under normal condi-

 58 MainStay Funds
tions, it would be open. At October 31, 2007, the Funds did not hold securities that were valued in such a manner.

(B) FEDERAL INCOME TAXES. Each of the Funds is treated as a separate entity for federal income tax purposes. The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Fund within the allowable time limits. Therefore, no federal income tax provision is required.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Funds intend to declare and pay dividends of net investment income and distributions of net realized capital gains, if any, annually. All dividends and distributions are reinvested in shares of the respective Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Funds from the underlying funds are recorded on the ex-dividend date.

Investment income and realized and unrealized gains and losses on investments of the Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B) on page
60) are allocated to separate classes of shares based upon their relative net assets value on the date the expenses are incurred. The expenses borne by each Fund, including those of related parties to the Funds, are shown in the Statement of Operations.

In addition, the Funds bear a pro rata share of the fees and expenses of the underlying funds in which they invest. Because the underlying funds have varied expense and fee levels and the Funds may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the Funds may vary.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) INDEMNIFICATIONS. In the normal course of business, the Funds enter into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Funds.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or "Manager") a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Funds' Manager. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Funds. NYLIM also pays the salaries and expenses of all personnel affiliated with the Funds and all the operational expenses that are not the responsibility of the Funds. The Funds are advised by NYLIM directly, without a subadvisor.

The Funds do not pay any fees to NYLIM in return for the services performed. The Funds do, however, indirectly pay a proportionate share of the management fees paid to NYLIM by the underlying funds in which the Funds invest.

Effective March 1, 2007, NYLIM has entered into a written expense limitation agreement under which it has agreed to reimburse the expenses of the appropriate class of the Funds so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Class A, 0.50%; Class B, 1.25%; Class C, 1.25%; and Class I, 0.25%. This expense limitation may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of any expense reimbursements from the Funds pursuant to the agreements if such action does not cause the Funds to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

                                                      www.mainstayfunds.com   59

For the year ended October 31, 2007, NYLIM reimbursed fees to the Funds as follows:

                                                                         TOTAL
Conservative Allocation Fund                                               $860
Growth Allocation Fund                                                   87,980
Moderate Growth Allocation Fund                                          64,415
-------------------------------------------------------------------------------

It was not necessary for NYLIM to reimburse the Moderate Allocation Fund for expenses for year ended October 31, 2007.

As of October 31, 2007, the amounts of reimbursed fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

                               OCTOBER 31,
                             2009      2010      TOTAL
Conservative Allocation
  Fund                      $36,386   $   860   $ 37,246
--------------------------------------------------------
Growth Allocation Fund       16,114    87,980    104,094
--------------------------------------------------------
Moderate Growth Allocation
  Fund                           --    64,415     64,415
--------------------------------------------------------

Prior to March 1, 2007, NYLIM had an agreement in place under which it had agreed to reimburse a portion of the Funds' management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expense did not exceed 0.25% of the Fund's average daily net assets for its Class I shares. NYLIM also applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Funds.

State Street Bank & Trust Company ("SSBT"), One Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Funds pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective net asset value, and assisting NYLIM in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, SSBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Funds, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Funds, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives a monthly distribution fee from each applicable Fund at an annual rate of 0.25% of the average daily net assets of the Funds' Class A shares, which is an expense of the Class A shares of the Funds for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, each applicable Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Funds' Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Funds also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Funds. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Funds' shares and service activities.

(C) SALES CHARGES. The Funds were advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $839,427 for the year ended October 31, 2007. The Funds were also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $6,911, $252,469 and $24,930, respectively, for the year ended October 31, 2007.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Funds' transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Funds, for the year ended October 31, 2007, were as follows:

Conservative Allocation Fund                        $ 91,488
------------------------------------------------------------
Growth Allocation Fund                               257,659
------------------------------------------------------------
Moderate Allocation Fund                             248,778
------------------------------------------------------------
Moderate Growth Allocation Fund                      372,535
------------------------------------------------------------

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts, effective March 1, 2007. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(F) CAPITAL. At October 31, 2007, New York Life and its affiliates held beneficially shares of the Funds with the following values and percentages of net assets as follows:

Conservative Allocation Fund Class I        $12,478    1.1%
----------------------------------------------------------
Growth Allocation Fund Class I               14,652   13.7
----------------------------------------------------------
Moderate Allocation Fund Class I             13,261    0.9
----------------------------------------------------------
Moderate Growth Allocation Fund Class I      13,969    2.1
----------------------------------------------------------

 60 MainStay Funds

At October 31, 2007, the Funds held the following percentages of outstanding shares of affiliated investment companies:

CONSERVATIVE ALLOCATION FUND
MainStay Common Stock Fund Class I                     3.84%
-----------------------------------------------------------
MainStay Floating Rate Fund Class I                   14.52
-----------------------------------------------------------
MainStay Growth Equity Fund Class I                    3.70
-----------------------------------------------------------
MainStay High Yield Corporate Bond Fund Class I        2.04
-----------------------------------------------------------
MainStay ICAP Equity Fund Class I                      0.69
-----------------------------------------------------------
MainStay ICAP International Fund Class I               0.47
-----------------------------------------------------------
MainStay ICAP Select Equity Class I                    0.42
-----------------------------------------------------------
MainStay Indexed Bond Fund Class I                    11.43
-----------------------------------------------------------
MainStay Intermediate Term Bond Fund Class I           5.72
-----------------------------------------------------------
MainStay International Equity Fund Class I             0.38
-----------------------------------------------------------
MainStay Large Cap Growth Fund Class I                 2.05
-----------------------------------------------------------

GROWTH ALLOCATION FUND
MainStay Capital Appreciation Fund Class I            99.25%
-----------------------------------------------------------
MainStay Common Stock Fund Class I                    18.88
-----------------------------------------------------------
MainStay Growth Equity Fund Class I                   12.63
-----------------------------------------------------------
MainStay ICAP Equity Fund Class I                      1.47
-----------------------------------------------------------
MainStay ICAP International Equity Fund Class I        2.98
-----------------------------------------------------------
MainStay ICAP Selected Equity Fund Class I             0.89
-----------------------------------------------------------
MainStay International Equity Fund Class I             2.45
-----------------------------------------------------------
MainStay Large Cap Growth Fund Class I                 7.22
-----------------------------------------------------------
MainStay S&P 500 Index Fund Class I                    0.88
-----------------------------------------------------------

MODERATE ALLOCATION FUND
MainStay Common Stock Fund Class I                    13.61%
-----------------------------------------------------------
MainStay Floating Rate Fund Class I                   23.38
-----------------------------------------------------------
MainStay Growth Equity Fund Class I                   12.06
-----------------------------------------------------------
MainStay High Yield Corporate Bond Fund Class I        3.29
-----------------------------------------------------------
MainStay ICAP Equity Fund Class I                      1.91
-----------------------------------------------------------
MainStay ICAP International Equity Fund Class I        2.26
-----------------------------------------------------------
MainStay ICAP Selected Equity Fund Class I             1.28
-----------------------------------------------------------
MainStay Index Bond Fund Class I                      18.38
-----------------------------------------------------------
MainStay Intermediate Term Bond Fund Class I           9.21
-----------------------------------------------------------
MainStay International Equity Fund Class I             1.86
-----------------------------------------------------------
MainStay Large Cap Growth Fund Class I                 7.07
-----------------------------------------------------------
MainStay S&P 500 Index Fund Class I                    0.53
-----------------------------------------------------------

MODERATE GROWTH ALLOCATION FUND
MainStay Common Stock Fund Class I                    25.22%
-----------------------------------------------------------
MainStay Floating Rate Fund Class I                   26.98
-----------------------------------------------------------
MainStay Growth Equity Fund Class I                   18.40
-----------------------------------------------------------
MainStay High Yield Corporate Bond Fund Class I        3.80
-----------------------------------------------------------
MainStay ICAP Equity Fund Class I                      1.22
-----------------------------------------------------------
MainStay ICAP International Fund Class I               3.89
-----------------------------------------------------------
MainStay ICAP Select Equity Fund Class I               1.83
-----------------------------------------------------------
MainStay Indexed Bond Fund Class I                     7.06
-----------------------------------------------------------
MainStay Intermediate Term Bond Fund Class I           3.54
-----------------------------------------------------------
MainStay International Equity Fund Class I             3.20
-----------------------------------------------------------
MainStay Large Cap Growth Fund Class I                10.40
-----------------------------------------------------------
MainStay Mid Cap Growth Class I                       27.36
-----------------------------------------------------------
MainStay S&P 500 Index Fund Class I                    0.89
-----------------------------------------------------------

(G) OTHER. Pursuant to an Amended and Restated Management Agreement between the Funds and NYLIM, the cost of legal services provided to the Funds by the Office of the General Counsel of NYLIM are payable directly by the Funds. For the year ended October 31, 2007, these fees, which are included in professional fees shown on the Statement of Operations, were as follows:

Conservative Allocation Fund                         $ 4,617
------------------------------------------------------------
Growth Allocation Fund                                 7,430
------------------------------------------------------------
Moderate Allocation Fund                              11,435
------------------------------------------------------------
Moderate Growth Allocation Fund                       13,185
------------------------------------------------------------

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2007, the components of accumulated gain/(loss) on a tax basis were as follows:

                                                ACCUMULATED                 OTHER            UNREALIZED                 TOTAL
                             ORDINARY          CAPITAL GAIN             TEMPORARY          APPRECIATION           ACCUMULATED
                               INCOME                (LOSS)           DIFFERENCES        (DEPRECIATION)           GAIN (LOSS)
Conservative
  Allocation Fund          $1,253,872       $     1,299,403       $            --       $     6,188,412       $     8,741,687
-----------------------------------------------------------------------------------------------------------------------------
Growth Allocation
  Fund                             --             4,425,996                    --            23,265,829            27,691,825
-----------------------------------------------------------------------------------------------------------------------------
Moderate Allocation
  Fund                      2,069,533             4,831,876                    --            23,054,370            29,955,779
-----------------------------------------------------------------------------------------------------------------------------
Moderate Growth
  Allocation                1,897,471             6,754,098                    --            34,277,952            42,929,521
-----------------------------------------------------------------------------------------------------------------------------

                                                      www.mainstayfunds.com   61

The difference between book-basis and tax-basis unrealized appreciations is primarily due to wash sale deferrals.

The following table discloses the current year reclassifications between accumulated undistributed net investment income and accumulated net realized gain on investments, arising from permanent differences; net assets at October 31, 2007 are not affected.

                                           ACCUMULATED
                          ACCUMULATED    UNDISTRIBUTED
                        UNDISTRIBUTED     NET REALIZED   ADDITIONAL
                       NET INVESTMENT      GAIN (LOSS)      PAID-IN
                        INCOME (LOSS)   ON INVESTMENTS      CAPITAL
Conservative
 Allocation Fund       $      166,082   $     (166,082)  $       --
-------------------------------------------------------------------
Growth Allocation
 Fund                         961,066         (961,066)          --
-------------------------------------------------------------------
Moderate Allocation
 Fund                         710,579         (710,579)          --
-------------------------------------------------------------------
Moderate Growth
 Allocation                 1,014,180       (1,014,180)          --
-------------------------------------------------------------------

The reclassifications for the Funds are primarily due to reclassifications of distributions.

The tax character of distributions paid during the years ended October 31, 2007 and October 31, 2006, shown in the Statement of Changes in Net Assets, was as follows:

                                                    2007                                          2006
                                 -------------------------------------------   -------------------------------------------
                                                                   TAX-BASED                                     TAX-BASED
                                            TAX-BASED     DISTRIBUTIONS FROM              TAX-BASED     DISTRIBUTIONS FROM
                                   DISTRIBUTIONS FROM              LONG-TERM     DISTRIBUTIONS FROM              LONG-TERM
                                      ORDINARY INCOME          CAPITAL GAINS        ORDINARY INCOME          CAPITAL GAINS
Conservative Allocation Fund     $          1,848,526   $            850,870   $          1,382,879   $                 --
--------------------------------------------------------------------------------------------------------------------------
Growth Allocation Fund                      2,211,952              1,613,841                355,768                     --
--------------------------------------------------------------------------------------------------------------------------
Moderate Allocation Fund                    5,314,429              2,106,482              2,070,369                     --
--------------------------------------------------------------------------------------------------------------------------
Moderate Growth Allocation                  3,525,023              2,684,785              1,873,775                     --
--------------------------------------------------------------------------------------------------------------------------

NOTE 5--CUSTODIAN:

SSBT is the custodian of cash and securities of the Funds. Custodial fees are charged to the Funds based on the market value of securities in the Funds and the number of certain cash transactions incurred by the Funds.

NOTE 6--LINE OF CREDIT:

The Funds, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds pay a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the year ended October 31, 2007.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2007, purchases and sales of securities, other than short-term securities, were as follows:

                                     PURCHASES     SALES
Conservative Allocation Fund         $  59,908   $ 8,844
--------------------------------------------------------
Growth Allocation Fund                 102,135    23,989
--------------------------------------------------------
Moderate Allocation Fund               129,488    21,886
--------------------------------------------------------
Moderate Growth Allocation Fund        159,183    33,505
--------------------------------------------------------

 62 MainStay Funds

NOTE 8--CAPITAL SHARE TRANSACTIONS (IN 000'S):

MAINSTAY CONSERVATIVE ALLOCATION FUND

CLASS A                                                SHARES         AMOUNT
Year ended October 31, 2007:
Shares sold                                             3,967        $ 43,633
Shares issued to shareholders in reinvestment of
  dividends and distributions                             158           1,713
Shares redeemed                                        (1,072)        (11,814)
                                                      ------------------------
Net increase in shares outstanding before conversion    3,053          33,532
Shares converted from Class B (See Note 1)                135           1,492
                                                      ------------------------
Net increase                                            3,188        $ 35,024
                                                      ========================

Year ended October 31, 2006:
Shares sold                                             2,658        $ 27,765
Shares issued to shareholders in reinvestment of
  dividends and distributions                              88             910
Shares redeemed                                          (679)         (7,102)
                                                      ------------------------
Net increase in shares outstanding before conversion    2,067          21,573
Shares converted from Class B (See Note 1)                411           4,313
                                                      ------------------------
Net increase                                            2,478        $ 25,886
                                                      ========================

CLASS B                                                SHARES         AMOUNT
Year ended October 31, 2007:
Shares sold                                               852        $  9,349
Shares issued to shareholders in reinvestment of
  dividends and distributions                              43             468
Shares redeemed                                          (174)         (1,911)
                                                      ------------------------
Net increase in shares outstanding before conversion      721           7,906
Shares reacquired upon conversion into Class A (See
  Note 1)                                                (136)         (1,492)
                                                      ------------------------
Net increase                                              585        $  6,414
                                                      ========================

Year ended October 31, 2006:

Shares sold                                               965        $ 10,076
Shares issued to shareholders in reinvestment of
  dividends and distributions                              23             238
Shares redeemed                                          (223)         (2,327)
                                                      ------------------------
Net increase in shares outstanding before conversion      765           7,987
Shares reacquired upon conversion into Class A (See
  Note 1)                                                (413)         (4,313)
                                                      ------------------------
Net increase                                              352        $  3,674
                                                      ========================

CLASS C                                                SHARES         AMOUNT

Year ended October 31, 2007:

Shares sold                                               972        $ 10,671
Shares issued to shareholders in reinvestment of
  dividends and distributions                              24             263
Shares redeemed                                          (201)         (2,212)
                                                      ------------------------
Net increase                                              795        $  8,722
                                                      ========================

Year ended October 31, 2006:

Shares sold                                               603        $  6,309
Shares issued to shareholders in reinvestment of
  dividends and distributions                              11             120
Shares redeemed                                          (151)         (1,587)
                                                      ------------------------
Net increase                                              463        $  4,842
                                                      ========================

CLASS I                                                SHARES         AMOUNT

Year ended October 31, 2007:

Shares sold                                                38            $424
Shares issued to shareholders in reinvestment of
  dividends and distributions                               3              28
Shares redeemed                                            (1)             (8)
                                                      ------------------------
Net increase                                               40            $444
                                                      ========================

Year ended October 31, 2006:

Shares sold                                                55            $570
Shares issued to shareholders in reinvestment of
  dividends and distributions                               1               5
Shares redeemed                                            (1)             (7)
                                                      ------------------------
Net increase                                               55            $568
                                                      ========================

                                                      www.mainstayfunds.com   63

MAINSTAY GROWTH ALLOCATION FUND

CLASS A                                                SHARES         AMOUNT
Year ended October 31, 2007:

Shares sold                                               4,449      $  56,150
Shares issued to shareholders in reinvestment of
  dividends and distributions                               183          2,212
Shares redeemed                                            (999)       (12,823)
                                                      ------------------------
Net increase in shares outstanding before conversion      3,633         45,539
Shares converted from Class B (See Note 1)                  281          3,574
                                                      ------------------------
Net increase                                              3,914      $  49,113
                                                      ========================

Year ended October 31, 2006:
Shares sold                                               3,591      $  40,726
Shares issued to shareholders in reinvestment of
  dividends and distributions                                18            195
Shares redeemed                                            (337)        (3,808)
                                                      ------------------------
Net increase (decrease) in shares outstanding before
  conversion                                              3,272         37,113
Shares converted from Class B (See Note 1)                  222          2,447
                                                      ------------------------
Net increase                                              3,494      $  39,560
                                                      ========================

CLASS B                                                SHARES         AMOUNT
Year ended October 31, 2007:

Shares sold                                               2,659      $  33,051
Shares issued to shareholders in reinvestment of
  dividends and distributions                                95          1,135
Shares redeemed                                            (374)        (4,712)
                                                      ------------------------
Net increase in shares outstanding before conversion      2,380         29,474
Shares reacquired upon conversion into Class A (See
  Note 1)                                                  (284)        (3,574)
                                                      ------------------------
Net increase                                              2,096      $  25,900
                                                      ========================

Year ended October 31, 2006:

Shares sold                                               1,998      $  22,474
Shares issued to shareholders in reinvestment of
  dividends and distributions                                10            106
Shares redeemed                                            (243)        (2,715)
                                                      ------------------------
Net increase (decrease) in shares outstanding before
  conversion                                              1,765         19,865
Shares reacquired upon conversion into Class A (See
  Note 1)                                                  (223)        (2,447)
                                                      ------------------------
Net increase                                              1,542      $  17,418
                                                      ========================

CLASS C                                                SHARES         AMOUNT

Year ended October 31, 2007:

Shares sold                                                 476      $   5,982
Shares issued to shareholders in reinvestment of
  dividends and distributions                                22            270
Shares redeemed                                            (214)        (2,693)
                                                      ------------------------
Net increase                                                284      $   3,559
                                                      ========================

Year ended October 31, 2006:

Shares sold                                                 764      $   8,525
Shares issued to shareholders in reinvestment of
  dividends and distributions                                 3             31
Shares redeemed                                            (132)        (1,509)
                                                      ------------------------
Net increase                                                635      $   7,047
                                                      ========================

CLASS I                                                SHARES         AMOUNT

Year ended October 31, 2007:

Shares sold                                                  13      $     158
Shares issued to shareholders in reinvestment of
  dividends and distributions                                -- (a)          1
Shares redeemed                                              (6)           (75)
                                                      ------------------------
Net increase                                                  7      $      84
                                                      ========================

Year ended October 31, 2006:

Shares sold                                                   1      $      12
Shares issued to shareholders in reinvestment of
  dividends and distributions                                -- (a)         -- (a)
Shares redeemed                                              (1)           (10)
                                                      ------------------------
Net increase                                                 -- (a)  $       2
                                                      ========================

 64 MainStay Funds

MAINSTAY MODERATE ALLOCATION FUND

CLASS A                                                SHARES         AMOUNT
Year ended October 31, 2007:

Shares sold                                               6,901      $  80,298
Shares issued to shareholders in reinvestment of
  dividends and distributions                               421          4,776
Shares redeemed                                          (1,499)       (17,485)
                                                      ------------------------
Net increase in shares outstanding before conversion      5,823         67,589
Shares converted from Class B (See Note 1)                  341          3,974
                                                      ------------------------
Net increase                                              6,164      $  71,563
                                                      ========================

Year ended October 31, 2006:
Shares sold                                               7,011      $  75,756
Shares issued to shareholders in reinvestment of
  dividends and distributions                               133          1,423
Shares redeemed                                            (890)        (9,581)
                                                      ------------------------
Net increase in shares outstanding before conversion      6,254         67,598
Shares converted from Class B (See Note 1)                  909          9,740
                                                      ------------------------
Net increase                                              7,163      $  77,338
                                                      ========================

CLASS B                                                SHARES         AMOUNT
Year ended October 31, 2007:

Shares sold                                               2,635      $  30,465
Shares issued to shareholders in reinvestment of
  dividends and distributions                               139          1,579
Shares redeemed                                            (534)        (6,172)
                                                      ------------------------
Net increase in shares outstanding before conversion      2,240         25,872
Shares reacquired upon conversion into Class A (See
  Note 1)                                                  (343)        (3,974)
                                                      ------------------------
Net increase                                              1,897      $  21,898
                                                      ========================

Year ended October 31, 2006:

Shares sold                                               2,808      $  30,230
Shares issued to shareholders in reinvestment of
  dividends and distributions                                35            373
Shares redeemed                                            (506)        (5,431)
                                                      ------------------------
Net increase in shares outstanding before conversion      2,337         25,172
Shares reacquired upon conversion into Class A (See
  Note 1)                                                  (912)        (9,740)
                                                      ------------------------
Net increase                                              1,425      $  15,432
                                                      ========================

CLASS C                                                SHARES         AMOUNT

Year ended October 31, 2007:

Shares sold                                               1,487      $  17,256
Shares issued to shareholders in reinvestment of
  dividends and distributions                                52            590
Shares redeemed                                            (333)        (3,859)
                                                      ------------------------
Net increase                                              1,206      $  13,987
                                                      ========================

Year ended October 31, 2006:

Shares sold                                               1,257      $  13,544
Shares issued to shareholders in reinvestment of
  dividends and distributions                                11            122
Shares redeemed                                            (211)        (2,281)
                                                      ------------------------
Net increase                                              1,057      $  11,385
                                                      ========================

CLASS I                                                SHARES         AMOUNT

Year ended October 31, 2007:

Shares sold                                                 112      $   1,336
Shares issued to shareholders in reinvestment of
  dividends and distributions                                -- (a)          5
Shares redeemed                                              (4)           (51)
                                                      ------------------------
Net increase                                                108      $   1,290
                                                      ========================

Year ended October 31, 2006:

Shares sold                                                   8      $      89
Shares issued to shareholders in reinvestment of
  dividends and distributions                                -- (a)          2
Shares redeemed                                              -- (a)         (2)
                                                      ------------------------
Net increase                                                  8      $      89
                                                      ========================

                                                      www.mainstayfunds.com   65

MAINSTAY MODERATE GROWTH ALLOCATION FUND

CLASS A                                                SHARES         AMOUNT
Year ended October 31, 2007:

Shares sold                                               7,491      $  91,004
Shares issued to shareholders in reinvestment of
  dividends and distributions                               324          3,803
Shares redeemed                                          (1,993)       (24,527)
                                                      ------------------------
Net increase in shares outstanding before conversion      5,822         70,280
Shares converted from Class B (See Note 1)                  419          5,133
                                                      ------------------------
Net increase                                              6,241      $  75,413
                                                      ========================

Year ended October 31, 2006:
Shares sold                                               7,479      $  82,849
Shares issued to shareholders in reinvestment of
  dividends and distributions                               108          1,174
Shares redeemed                                            (843)        (9,407)
                                                      ------------------------
Net increase in shares outstanding before conversion      6,744         74,616
Shares converted from Class B (See Note 1)                  695          7,593
                                                      ------------------------
Net increase                                              7,439      $  82,209
                                                      ========================

CLASS B                                                SHARES         AMOUNT
Year ended October 31, 2007:

Shares sold                                               3,989      $  48,009
Shares issued to shareholders in reinvestment of
  dividends and distributions                               145          1,682
Shares redeemed                                            (621)        (7,520)
                                                      ------------------------
Net increase in shares outstanding before conversion      3,513         42,171
Shares reacquired upon conversion into Class A (See
  Note 1)                                                  (423)        (5,133)
                                                      ------------------------
Net increase                                              3,090      $  37,038
                                                      ========================

Year ended October 31, 2006:

Shares sold                                               3,558      $  39,173
Shares issued to shareholders in reinvestment of
  dividends and distributions                                40            431
Shares redeemed                                            (432)        (4,721)
                                                      ------------------------
Net increase in shares outstanding before conversion      3,166         34,883
Shares reacquired upon conversion into Class A (See
  Note 1)                                                  (699)        (7,593)
                                                      ------------------------
Net increase                                              2,467      $  27,290
                                                      ========================

CLASS C                                                SHARES         AMOUNT

Year ended October 31, 2007:

Shares sold                                                 995      $  12,021
Shares issued to shareholders in reinvestment of
  dividends and distributions                                38            440
Shares redeemed                                            (272)        (3,269)
                                                      ------------------------
Net increase                                                761      $   9,192
                                                      ========================

Year ended October 31, 2006:

Shares sold                                               1,255      $  13,836
Shares issued to shareholders in reinvestment of
  dividends and distributions                                13            134
Shares redeemed                                            (241)        (2,645)
                                                      ------------------------
Net increase                                              1,027      $  11,325
                                                      ========================

CLASS I                                                SHARES         AMOUNT

Year ended October 31, 2007:

Shares sold                                                  57      $     708
Shares issued to shareholders in reinvestment of
  dividends and distributions                                -- (a)         -- (a)
Shares redeemed                                              (6)           (74)
                                                      ------------------------
Net increase                                                 51      $     634
                                                      ========================

Year ended October 31, 2006:

Shares issued to shareholders in reinvestment of
  dividends and distributions                                -- (a)  $      -- (a)
                                                      ------------------------
Net increase                                                 -- (a)  $      -- (a)
                                                      ========================

(a) Less than one thousand.

NOTE 9--NEW ACCOUNTING PRONOUNCEMENTS:

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax

 66 MainStay Funds
disclosures. The Interpretation becomes effective for the Funds' 2008 fiscal year, and is to be applied to all open tax years as of the date of effectiveness. Based on Management's analysis, the determination has been made that the adoption of the interpretation on November 1, 2007, did not have an impact on the Funds' financial statements upon adoption. Management continually reviews the Funds' tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws, regulations and interpretations, thereof.

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

                                                      www.mainstayfunds.com   67

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
Eclipse Funds Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the MainStay Conservative Allocation Fund, the MainStay Growth Allocation Fund, the MainStay Moderate Allocation Fund and the MainStay Moderate Growth Allocation Fund ("the Funds"), four of the funds constituting Eclipse Funds Inc., as of October 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Conservative Allocation Fund, the MainStay Growth Allocation Fund, the MainStay Moderate Allocation Fund, and the MainStay Moderate Growth Allocation Fund of Eclipse Funds Inc. as of October 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                   /s/ KPMG LLP

Philadelphia, Pennsylvania
December 20, 2007

 68 MainStay Funds

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Funds are required by the Internal Revenue Code to advise shareholders within 60 days of the Funds' fiscal year end (October 31, 2007) as to the federal tax status of dividends paid by the Funds during such fiscal year. Accordingly, the following Funds paid long-term capital gain distributions of:


Conservative Allocation Fund                    $      850,870
--------------------------------------------------------------
Growth Allocation Fund                               1,613,841
--------------------------------------------------------------
Moderate Allocation Fund                             2,106,482
--------------------------------------------------------------
Moderate Growth Allocation Fund                      2,684,785
--------------------------------------------------------------

A portion of the dividends paid by the following Funds during the fiscal year ended October 31, 2007 which are not designated as capital gain distributions should be multiplied by the following percentages to arrive at the amount eligible for the corporate dividend-received deduction.

                                       QDI%    QII%      DRD%
Conservative Allocation Fund            5.5%   69.5%      4.2%
-------------------------------------------------------------
Growth Allocation Fund                 67.3%     --      42.8%
-------------------------------------------------------------
Moderate Allocation Fund               12.0%   61.2%      8.3%
-------------------------------------------------------------
Moderate Growth Allocation Fund        22.1%   37.9%     14.5%
-------------------------------------------------------------

In January 2008, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, as to the federal tax status of the distributions received by shareholders in calendar year 2007. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Funds' fiscal year end October 31, 2007.
PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD
A description of the policies and procedures that NYLIM uses to vote proxies related to the Funds' securities is available without charge, upon request, (i) by visiting the Funds' website at www.mainstayfunds.com; and (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.
The Funds are required to file with the SEC their proxy voting records for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX is available free of charge upon request by calling 1-800-MAINSTAY (1-800-624-6782); visiting the Funds' website at www.mainstayfunds.com; or on the SEC's website at www.sec.gov.
SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov and may be available by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting of shareholders of Eclipse Funds Inc. (the "Company") was held on May 4, 2007 at the Parsippany, New Jersey offices of New York Life Investment Management LLC. The purpose of the meeting was to elect the following individuals to the Board of Directors of the Company:

  - Susan B. Kerley
  - Alan R. Latshaw
  - Peter Meenan
  - Richard H. Nolan, Jr.
  - Richard S. Trutanic
  - Roman L. Weil
  - John A. Weisser
  - Brian A. Murdock (Interested Director)

There are no other Directors of the Company.

No other business came before the special meeting. The proposal to elect Directors was passed by the shareholders of the Fund as shown below:

CONSERVATIVE                                 VOTES
ALLOCATION FUND              VOTES FOR      WITHHELD    ABSTENTIONS       TOTAL
Susan B. Kerley            2,660,845.955   19,338.989        0.000    2,680,184.944
-----------------------------------------------------------------------------------
Alan R. Latshaw            2,660,845.955   19,338.989        0.000    2,680,184.944
-----------------------------------------------------------------------------------
Peter Meenan               2,660,845.955   19,338.989        0.000    2,680,184.944
-----------------------------------------------------------------------------------
Richard H. Nolan, Jr.      2,660,845.955   19,338.989        0.000    2,680,184.944
-----------------------------------------------------------------------------------
Richard S. Trutanic        2,660,845.955   19,338.989        0.000    2,680,184.944
-----------------------------------------------------------------------------------
Roman L. Weil              2,660,845.955   19,338.989        0.000    2,680,184.944
-----------------------------------------------------------------------------------
John A. Weisser            2,660,845.955   19,338.989        0.000    2,680,184.944
-----------------------------------------------------------------------------------
Brian A. Murdock           2,660,845.955   19,338.989        0.000    2,680,184.944
-----------------------------------------------------------------------------------

GROWTH ALLOCATION                            VOTES
FUND                         VOTES FOR      WITHHELD    ABSTENTIONS       TOTAL
Susan B. Kerley            3,023,782.362   5,311.672       151.000    3,029,245.034
-----------------------------------------------------------------------------------
Alan R. Latshaw            3,020,323.411   8,770.623       151.000    3,029,245.034
-----------------------------------------------------------------------------------
Peter Meenan               3,023,799.629   5,294.405       151.000    3,029,245.034
-----------------------------------------------------------------------------------
Richard H. Nolan, Jr.      3,020,323.411   8,770.623       151.000    3,029,245.034
-----------------------------------------------------------------------------------
Richard S. Trutanic        3,020,323.411   8,770.623       151.000    3,029,245.034
-----------------------------------------------------------------------------------
Roman L. Weil              3,020,323.411   8,770.623       151.000    3,029,245.034
-----------------------------------------------------------------------------------
John A. Weisser            3,023,799.629   5,294.405       151.000    3,029,245.034
-----------------------------------------------------------------------------------
Brian A. Murdock           3,023,799.629   5,294.405       151.000    3,029,245.034
-----------------------------------------------------------------------------------

                                                      www.mainstayfunds.com   69

MODERATE ALLOCATION                          VOTES
FUND                         VOTES FOR      WITHHELD    ABSTENTIONS       TOTAL

Susan B. Kerley            5,786,482.598   9,379.615             0    5,795,862.213
-----------------------------------------------------------------------------------
Alan R. Latshaw            5,786,088.859   9,773.354             0    5,795,862.213
-----------------------------------------------------------------------------------
Peter Meenan               5,786,482.598   9,379.615             0    5,795,862.213
-----------------------------------------------------------------------------------
Richard H. Nolan, Jr.      5,786,088.859   9,773.354             0    5,795,862.213
-----------------------------------------------------------------------------------
Richard S. Trutanic        5,786,482.598   9,379.615             0    5,795,862.213
-----------------------------------------------------------------------------------
Roman L. Weil              5,786,088.859   9,773.354             0    5,795,862.213
-----------------------------------------------------------------------------------
John A. Weisser            5,786,482.598   9,379.615             0    5,795,862.213
-----------------------------------------------------------------------------------
Brian A. Murdock           5,786,088.859   9,773.354             0    5,795,862.213
-----------------------------------------------------------------------------------

MODERATE GROWTH                              VOTES
ALLOCATION FUND              VOTES FOR      WITHHELD    ABSTENTIONS       TOTAL

Susan B. Kerley            5,361,967.317   46,651.662            0    5,408,618.979
-----------------------------------------------------------------------------------
Alan R. Latshaw            5,370,962.374   37,656.605            0    5,408,618.979
-----------------------------------------------------------------------------------
Peter Meenan               5,370,962.374   37,656.605            0    5,408,618.979
-----------------------------------------------------------------------------------
Richard H. Nolan, Jr.      5,371,915.320   36,703.659            0    5,408,618.979
-----------------------------------------------------------------------------------
Richard S. Trutanic        5,371,243.213   37,375.766            0    5,408,618.979
-----------------------------------------------------------------------------------
Roman L. Weil              5,371,915.320   36,703.659            0    5,408,618.979
-----------------------------------------------------------------------------------
John A. Weisser            5,370,962.374   37,656.605            0    5,408,618.979
-----------------------------------------------------------------------------------
Brian A. Murdock           5,371,915.320   36,703.659            0    5,408,618.979
-----------------------------------------------------------------------------------

This resulted in approval of the proposal.

 70 MainStay Funds

DIRECTORS AND OFFICERS

The Directors oversee the Fund and the Manager. Pursuant to notice, a Special Meeting of Shareholders of the Company was held on May 4, 2007, at NYLIM's offices in Parsippany, New Jersey. The Directors listed below were elected to serve the Company effective June 7, 2007.

Each Director serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Director shall tender his or her resignation upon reaching age 72. A Director reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Director shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Directors. The business address of each Director and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Directors and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,                                       NUMBER OF FUNDS  OTHER
                          POSITION(S) HELD                                      IN FUND COMPLEX  DIRECTORSHIPS
        NAME AND          WITH THE COMPANY       PRINCIPAL OCCUPATION(S)        OVERSEEN BY      HELD BY
        DATE OF BIRTH     AND LENGTH OF SERVICE  DURING PAST FIVE YEARS         DIRECTOR         DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR*

        BRIAN A. MURDOCK  Indefinite; Director   Member of the Board of               73         Trustee, Eclipse Funds since
        3/14/56           since June 2007 and    Managers and President (since                   June 2007 (3 funds);
                          Chief Executive        2004) and Chief Executive                       Director, MainStay VP Series
                          Officer since 2006     Officer (since 2006), New                       Fund, Inc., since 2006 (24
                                                 York Life Investment                            portfolios); Director, ICAP
                                                 Management LLC and New York                     Funds, Inc., since 2006 (3
                                                 Life Investment Management                      funds); Trustee, The MainStay
                                                 Holdings LLC; Senior Vice                       Funds since 2006 (21 funds)
                                                 President, New York Life
                                                 Insurance Company (since
                                                 2004); Chairman of the Board
                                                 and President, NYLIFE
                                                 Distributors LLC (since
                                                 2004); Member of the Board of
                                                 Managers, NYLCAP Manager LLC
                                                 and Madison Capital Funding
                                                 LLC (since 2004), MacKay
                                                 Shields LLC and Institutional
                                                 Capital LLC (since 2006), and
                                                 McMorgan & Company LLC (since
                                                 2007); Chief Executive
                                                 Officer, Eclipse Funds (since
                                                 2006); Chairman (2006 to
                                                 2007) and Trustee and Chief
                                                 Executive Officer (since
                                                 2006), The MainStay Funds;
                                                 Chairman (2006 to 2007) and
                                                 Director and Chief Executive
                                                 Officer (since 2006),
                                                 MainStay VP Series Fund,
                                                 Inc.; Director and Chief
                                                 Executive Officer, ICAP
                                                 Funds, Inc. (since 2006);
                                                 Chief Investment Officer,
                                                 MLIM Europe and Asia (2001 to
                                                 2003); President of Merrill
                                                 Japan and Chairman of MLIM's
                                                 Pacific Region (1999 to 2001)
        ----------------------------------------------------------------------------------------------------------------------

* This Director is considered to be an "interested person" of the Company within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."

                                                    www.mainstayfunds.com     71

                          TERM OF OFFICE,                                       NUMBER OF FUNDS  OTHER
                          POSITION(S) WITH                                      IN FUND COMPLEX  DIRECTORSHIPS
        NAME AND          THE COMPANY            PRINCIPAL OCCUPATION(S)        OVERSEEN BY      HELD BY
        DATE OF BIRTH     AND LENGTH OF SERVICE  DURING PAST FIVE YEARS         DIRECTOR         DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

        SUSAN B. KERLEY   Indefinite; Chairman   Partner, Strategic Management        73         Chairman since 2005 and
        8/12/51           since 2005 and         Advisors LLC (since 1990)                       Trustee since 2000, Eclipse
                          Director since 1990                                                    Funds (3 funds); Chairman and
                                                                                                 Director, ICAP Funds, Inc.,
                                                                                                 since 2006 (3 funds);
                                                                                                 Chairman and Trustee, The
                                                                                                 MainStay Funds, since June
                                                                                                 2007 (21 funds); Chairman and
                                                                                                 Director, MainStay VP Series
                                                                                                 Fund, Inc., since June 2007
                                                                                                 (24 portfolios); Trustee,
                                                                                                 Legg Mason Partners Funds,
                                                                                                 Inc., since 1991 (30
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        ALAN R. LATSHAW   Indefinite; Director   Retired; Partner, Ernst &            73         Trustee, Eclipse Funds since
        3/27/51           and Audit Committee    Young LLP (2002 to 2003);                       June 2007 (3 funds);
                          Financial Expert       Partner, Arthur Andersen LLP                    Director, ICAP Funds, Inc.,
                          since June 2007        (1989 to 2002); Consultant to                   since June 2007 (3 funds);
                                                 the Audit and Compliance                        Trustee, The MainStay Funds
                                                 Committee of The MainStay                       since 2006 (21 funds);
                                                 Funds (2004                                     Director, MainStay VP Series
                                                 to 2006)                                        Fund, Inc., since June 2007
                                                                                                 (24 portfolios); Trustee,
                                                                                                 State Farm Associates Funds
                                                                                                 Trusts since 2005 (3
                                                                                                 portfolios); Trustee, State
                                                                                                 Farm Mutual Fund Trust since
                                                                                                 2005 (15 portfolios);
                                                                                                 Trustee, State Farm Variable
                                                                                                 Product Trust since 2005 (9
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        PETER MEENAN      Indefinite; Director   Independent Consultant;              73         Trustee, Eclipse Funds since
        12/5/41           since 2002             President and Chief Executive                   2002 (3 funds); Director,
                                                 Officer, Babson-United, Inc.                    ICAP Funds, Inc., since June
                                                 (financial services firm)                       2007 (3 funds); Trustee, The
                                                 (2000 to 2004); Independent                     MainStay Funds since June
                                                 Consultant (1999 to 2000);                      2007 (21 funds); Director,
                                                 Head of Global Funds,                           MainStay VP Series Fund,
                                                 Citicorp (1995 to 1999)                         Inc., since June 2007 (24
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD H.        Indefinite; Director   Managing Director, ICC               73         Trustee, Eclipse Funds since
        NOLAN, JR.        since June 2007        Capital Management;                             June 2007 (3 funds);
        11/16/46                                 President-- Shields/Alliance,                   Director, ICAP Funds, Inc.,
                                                 Alliance Capital Management                     since June 2007 (3 funds);
                                                 (1994 to 2004)                                  Trustee, The MainStay Funds
                                                                                                 since June 2007 (21 funds);
                                                                                                 Director, MainStay VP Series
                                                                                                 Fund, Inc., since 2006 (24
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite; Director   Chairman (since 1990) and            73         Trustee, Eclipse Funds since
        TRUTANIC          since June 2007        Chief Executive Officer (1990                   June 2007 (3 funds);
        2/13/52                                  to 1999), Somerset Group                        Director, ICAP Funds, Inc.,
                                                 (financial advisory firm);                      since June 2007 (3 funds);
                                                 Managing Director and                           Trustee, The MainStay Funds
                                                 Advisor, The Carlyle Group                      since 1994 (21 funds);
                                                 (private investment firm)                       Director, MainStay VP Series
                                                 (2002                                           Fund, Inc., since June 2007
                                                 to 2004); Senior Managing                       (24 portfolios)
                                                 Director and Partner, Groupe
                                                 Arnault S.A. (private
                                                 investment firm) (1999 to
                                                 2002)
        ----------------------------------------------------------------------------------------------------------------------

 72   MainStay Funds

                          TERM OF OFFICE,                                       NUMBER OF FUNDS  OTHER
                          POSITION(S) HELD WITH                                 IN FUND COMPLEX  DIRECTORSHIPS
        NAME AND          THE COMPANY AND        PRINCIPAL OCCUPATION(S)        OVERSEEN BY      HELD BY
        DATE OF BIRTH     LENGTH OF SERVICE      DURING PAST FIVE YEARS         DIRECTOR         DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

        ROMAN L. WEIL     Indefinite; Director   V. Duane Rath Professor of           73         Trustee, Eclipse Funds since
        5/22/40           and Audit Committee    Accounting, Graduate School                     June 2007 (3 funds);
                          Financial Expert       of Business, University of                      Director, ICAP Funds, Inc.,
                          since June 2007        Chicago; President, Roman L.                    since June 2007 (3 funds);
                                                 Weil Associates, Inc.                           Trustee, The MainStay Funds
                                                 (consulting firm)                               since June 2007 (21 funds);
                                                                                                 Director, MainStay VP Series
                                                                                                 Fund, Inc., since 1994 (24
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        JOHN A. WEISSER   Indefinite; Director   Retired. Managing Director of        73         Trustee, Eclipse Funds since
        10/22/41          since June 2007        Salomon Brothers, Inc. (1971                    June 2007 (3 funds);
                                                 to 1995)                                        Director, ICAP Funds, Inc.,
                                                                                                 since June 2007 (3 funds);
                                                                                                 Trustee, The MainStay Funds
                                                                                                 since June 2007 (21 funds);
                                                                                                 Director, MainStay VP Series
                                                                                                 Fund, Inc., since 1997 (24
                                                                                                 portfolios); Trustee,
                                                                                                 Direxion Funds (69 funds) and
                                                                                                 Direxion Insurance Trust (45
                                                                                                 funds) since March 2007
        ----------------------------------------------------------------------------------------------------------------------

Lawrence Glacken and Robert P. Mulhearn resigned as Directors of the Company effective June 7, 2007.

At a meeting of the Board of Directors held on June 7 and 8, 2007, the following individuals were appointed to serve as Officers of the Company effective June 7, 2007:

                          POSITION(S) HELD
        NAME AND          WITH THE COMPANY       PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     AND LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           since 2004             York Life Investment Management LLC (including predecessor
        10/19/46                                 advisory organizations) (since 2000); Secretary (since 2001)
                                                 and General Counsel (since 2004), New York Life Investment
                                                 Management Holdings LLC; Senior Vice President, New York
                                                 Life Insurance Company (since 2000); Vice President and
                                                 Secretary, McMorgan & Company LLC (since 2001); Secretary,
                                                 NYLIM Service Company LLC (since 2005), NYLCAP Manager LLC
                                                 (since 2004), Madison Capital Funding LLC (since 2002) and
                                                 Institutional Capital LLC (since 2006); Chief Legal Officer,
                                                 Eclipse Funds, The MainStay Funds and MainStay VP Series
                                                 Fund, Inc. (since 2004), McMorgan Funds (since 2005) and
                                                 ICAP Funds, Inc. (since 2006); Managing Director and Senior
                                                 Counsel, Lehman Brothers Inc. (1998 to 1999); General
                                                 Counsel and Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to 1998)
        -----------------------------------------------------------------------------------------------------
        JACK R.           Treasurer and          Managing Director, New York Life Investment Management LLC
        BENINTENDE        Principal Financial    (since June 2007); Treasurer and Principal Financial and
        5/12/64           and Accounting         Accounting Officer, Eclipse Funds, The MainStay Funds,
                          Officer since June     MainStay VP Series Fund, Inc., ICAP Funds, Inc. (since June
                          2007                   2007); Vice President, Prudential Investments (2000 to
                                                 2007); Assistant Treasurer, JennisonDryden Family of Funds,
                                                 Target Portfolio Trust, The Prudential Series Fund and
                                                 American Skandia Trust (2006 to 2007); Treasurer and
                                                 Principal Financial Officer, The Greater China Fund (2007)
        -----------------------------------------------------------------------------------------------------
        STEPHEN P.        President since March  Senior Managing Director and Chief Marketing Officer, New
        FISHER            2007                   York Life Investment Management LLC (since 2005); Managing
        2/22/59                                  Director--Retail Marketing, New York Life Investment
                                                 Management LLC (2003 to 2005); President, Eclipse Funds, The
                                                 MainStay Funds, MainStay VP Series Fund, Inc., and ICAP
                                                 Funds, Inc. (since March 2007); Managing Director, UBS
                                                 Global Asset Management (1999 to 2003)
        -----------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--       Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration since   predecessor advisory organizations) (since 2000); Executive
        2/8/59            2005                   Vice President, New York Life Trust Company and New York
                                                 Life Trust Company, FSB (since 2006); Vice President--
                                                 Administration, Eclipse Funds, MainStay VP Series Fund,
                                                 Inc., and The MainStay Funds (since 2005) and ICAP Funds,
                                                 Inc. (since 2006)
        -----------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     73

                          POSITION(S) HELD
        NAME AND          WITH THE COMPANY       PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     AND LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS
        ALISON H.         Senior Vice President  Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           and Chief Compliance   2006) and Managing Director and Chief Compliance Officer
        12/16/65          Officer since 2006     (2003 to 2006), New York Life Investment Management LLC and
                                                 New York Life Investment Management Holdings LLC; Senior
                                                 Managing Director, Compliance (since 2006) and Managing
                                                 Director, Compliance (2003 to 2006), NYLIFE Distributors
                                                 LLC; Chief Compliance Officer, NYLCAP Manager LLC; Senior
                                                 Vice President and Chief Compliance Officer, Eclipse Funds,
                                                 The MainStay Funds and MainStay VP Series Fund, Inc., and
                                                 ICAP Funds, Inc. (since 2006); Vice President--Compliance,
                                                 Eclipse Funds, The MainStay Funds and MainStay VP Series
                                                 Fund, Inc. (2004 to 2006); Deputy Chief Compliance Officer,
                                                 New York Life Investment Management LLC (2002 to 2003); Vice
                                                 President and Compliance Officer, Goldman Sachs Asset
                                                 Management (1999 to 2002)
        -----------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Secretary since 2004   Managing Director and Associate General Counsel, New York
        MORRISON*                                Life Investment Management LLC (since 2004); Managing
        3/26/56                                  Director and Secretary, NYLIFE Distributors LLC (since
                                                 2004); Secretary, Eclipse Funds, The MainStay Funds and
                                                 MainStay VP Series Fund, Inc. (since 2004) and ICAP Funds,
                                                 Inc. (since 2006); Chief Legal Officer--Mutual Funds and
                                                 Vice President and Corporate Counsel, The Prudential
                                                 Insurance Company of America (2000 to 2004)
        -----------------------------------------------------------------------------------------------------

* In addition to serving as Secretary to the Company, effective January 1, 2008, Marguerite E.H. Morrison will assume the role of Chief Legal Officer to the Company.

Arphiela Arizmendi resigned as Treasurer and Principal Financial and Accounting Officer of the Company effective June 7, 2007.

Christopher O. Blunt resigned as President of the Company effective March 10, 2007.

Patrick G. Boyle resigned as Executive Vice President of the Company effective June 7, 2007.

Tony H. Elavia resigned as Senior Vice President of the Company effective June 7, 2007.

Alan J. Kirshenbaum resigned as Senior Vice President of the Company effective March 19, 2007.

 74   MainStay Funds

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay All Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay 130/30 High Yield Fund(2)
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Institutional Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
Chicago, Illinois

MACKAY SHIELDS LLC(3)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                         Not part of the Annual Report

                       This page intentionally left blank

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         Eclipse Funds Inc.

(C) 2007 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

 NYLIM-AO11871         (RECYCLE LOGO)                     MS329-07  MSAA11-12/07
                                                                  A2

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    GROWTH EQUITY FUND

                    Message from the President
                    and
                    Annual Report
                    October 31, 2007

MESSAGE FROM
THE PRESIDENT

The 12-month period ended October 31, 2007, was a dynamic one for mutual fund investors. U.S. equity markets generally advanced, with growth stocks out-performing value stocks at all capitalization levels. Although past performance is no guarantee of future results, international stocks as a whole provided even stronger returns for U.S. investors.

The progress of the equity markets, however, was far from steady. In February, weakness in Asian markets led to sharp price declines around the globe. The correction caused many investors to reconsider whether China and other emerging economies could sustain their rapid growth. Fortunately, strong corporate-earnings reports and positive economic news helped the stock market regain its footing.

In July and August, difficulties in the subprime-mortgage market led to another stock-market correction. A number of high-profile mortgage originators either closed their doors or were sold to larger entities. Other leading financial services firms faced major write-offs because of subprime-mortgage exposure.

The Federal Open Market Committee (FOMC) took prompt action to increase liquidity and stabilize the financial markets by lowering the discount rate and the federal funds target rate during the reporting period. These Federal Reserve moves helped calm investor concerns, and the stock market generally advanced from August 16, 2007, the date of an unscheduled FOMC meeting, through the end of October 2007.

Difficulties in the subprime-mortgage market led to a "flight to quality," or a general movement toward fixed-income securities that carry lower risk. As demand for short- and intermediate-term Treasury securities increased, yields fell across much of the maturity spectrum. Yields rose, however, on 20-and 30-year Treasury bonds, and the yield curve steepened during the 12-month reporting period.

High-yield bonds rallied from November 2006 through May 2007. But in June and July, the yield differences--or spreads--between high-yield bonds and comparable Treasury securities began to widen. At the end of October 2007, these spreads were wider than when the reporting period began, making high-yield securities more attractive to investors willing to accept higher risk.

To help investors address the challenges of today's ever-changing markets, New York Life Investment Management LLC provides access to seven institutional investment boutiques, each with its own proprietary research and investment culture. As advisors and subadvisors to MainStay Funds, these boutiques bring a wealth of experience and market insight to our shareholders. The portfolio managers of each MainStay Fund seek to consistently apply time-tested investment principles across a wide variety of market environments.

The report that follows provides more specific information about the market forces and investment decisions that affected your investment in MainStay Funds from November 1, 2006, through October 31, 2007. Please read the report carefully. As you do, bear in mind that this annual report reflects just a short segment of your lifetime investment journey. We look forward to continuing to work with you, wherever that journey may lead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President


                         Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    GROWTH EQUITY FUND

                    MainStay Funds

                    Annual Report

                    October 31, 2007

TABLE OF CONTENTS

Annual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------

Portfolio of Investments                                                      10
--------------------------------------------------------------------------------

Financial Statements                                                          12
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 17
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       22
--------------------------------------------------------------------------------

Federal Income Tax Information                                                23
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  23
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        23
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               23
--------------------------------------------------------------------------------

Directors and Officers                                                        24

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE      SINCE
TOTAL RETURNS            YEAR    INCEPTION
------------------------------------------
With sales charges       13.89%    12.10%
Excluding sales charges  20.51     15.33

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                MAINSTAY GROWTH EQUITY FUND         RUSSELL 1000 GROWTH INDEX
                                                                ---------------------------         -------------------------
11/4/05                                                                     9450                              10000
                                                                           10414                              10926
10/31/07                                                                   12550                              13026

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE      SINCE
TOTAL RETURNS            YEAR    INCEPTION
------------------------------------------
With sales charges       14.67%    12.68%
Excluding sales charges  19.67     14.45

(LINE GRAPH FOR CLASS B SHARES IN $)                        (With sales charges)

                                                                MAINSTAY GROWTH EQUITY FUND         RUSSELL 1000 GROWTH INDEX
                                                                ---------------------------         -------------------------
11/4/05                                                                    10000                              10000
                                                                           10430                              10926
10/31/07                                                                   12680                              13026

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE      SINCE
TOTAL RETURNS            YEAR    INCEPTION
------------------------------------------
With sales charges       18.56%    14.45%
Excluding sales charges  19.56     14.45

(LINE GRAPH FOR CLASS C SHARES IN $)                        (With sales charges)

                                                                MAINSTAY GROWTH EQUITY FUND         RUSSELL 1000 GROWTH INDEX
                                                                ---------------------------         -------------------------
11/4/05                                                                    10000                              10000
                                                                           10840                              10926
10/31/07                                                                   13080                              13026

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the manager incurred the expense.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                       www.mainstayfunds.com   5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE      SINCE
TOTAL RETURNS            YEAR    INCEPTION
------------------------------------------
                         20.93%    15.64%

(PERFORMANCE GRAPH)

                                                                MAINSTAY GROWTH EQUITY FUND         RUSSELL 1000 GROWTH INDEX
                                                                ---------------------------         -------------------------
11/4/05                                                                    10000                              10000
                                                                           11040                              10926
10/31/07                                                                   13351                              13026

                                                            ONE        SINCE
BENCHMARK PERFORMANCE                                      YEAR      INCEPTION
------------------------------------------------------------------------------

Russell 1000(R) Growth Index(1)                            19.23%      14.22%
Average Lipper multi-cap growth fund(2)                    24.00       16.01

1. The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume the reinvestment of all income and capital gains. The Russell 1000(R) Growth Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
2. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6 MainStay Growth Equity Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY GROWTH EQUITY FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2007, to October 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2007, to October 31, 2007.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/07            10/31/07          PERIOD(1)           10/31/07           PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,129.15           $ 6.71            $1,018.75            $ 6.36
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,125.10           $10.71            $1,015.00            $10.16
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,125.10           $10.71            $1,015.00            $10.16
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,131.80           $ 4.94            $1,020.40            $ 4.69
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's net annualized expense ratio of each class (1.25% for Class A, 2.00% for Class B and Class C, and 0.92% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).

                                                       www.mainstayfunds.com   7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2007

(PORTFOLIO COMPOSITION PIE CHART)

                                                SHORT-TERM INVESTMENTS
                                              (COLLATERAL FROM SECURITIES                               LIABILITIES IN EXCESS OF
COMMON STOCKS                                     LENDING IS 10.5%)*          INVESTMENT COMPANIES        CASH AND OTHER ASSETS
-------------                                 ---------------------------     --------------------      ------------------------
97.3                                                      10.5                         0.8                         (8.6)

See Portfolio of Investments on page 10 for specific holdings within these categories.

* Includes 10.5% Short-Term Investment Companies Securities.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Cisco Systems, Inc.
 2.  Apple, Inc.
 3.  Intel Corp.
 4.  Microsoft Corp.
 5.  PepsiCo, Inc.
 6.  Coca-Cola Co. (The)
 7.  International Business Machines Corp.
 8.  Monsanto Co.
 9.  Hewlett-Packard Co.
10.  EMC Corp.

 8 MainStay Growth Equity Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Harish Kumar, CFA, and Michael Reifel, CFA, of New York Life Investment Management LLC

HOW DID MAINSTAY GROWTH EQUITY FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2007?

Excluding all sales charges, MainStay Growth Equity Fund returned 20.51% for Class A shares, 19.67% Class B shares and 19.56% for Class C shares for the 12 months ended October 31, 2007. For the same period, the Fund's Class I shares returned 20.93%. All share classes underperformed the 24.00% return of the average Lipper(1) multi-cap growth fund for the 12-month period. All share classes outperformed the 19.23% return of the Russell 1000(R) Growth Index,(2) the Fund's broad-based securities-market index, for the 12 months ended October 31, 2007. See page 5 for Fund returns with sales charges.

WHAT FACTORS ACCOUNTED FOR THE FUND'S RELATIVE PERFORMANCE?

The Fund's performance relative to the Russell 1000(R) Growth Index resulted primarily from stock selection in the consumer discretionary, materials and industrials sectors.

DURING THE REPORTING PERIOD, WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S ABSOLUTE PERFORMANCE AND WHICH SECTORS DETRACTED?

During the reporting period, the Fund's strongest-performing sectors on an absolute basis were information technology, health care and industrials. The Fund's weakest-performing sectors during the reporting period were financials, telecommunication services and utilities.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE STRONG CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH STOCKS DETRACTED?

The strongest contributors to the Fund's performance on an absolute basis were Apple, Cisco and EMC. Apple benefited from high demand for its innovative products, as did Cisco. EMC benefited from high product demand and from the spin-off of the company's VMWare division. On the basis of absolute performance, major detractors included Amgen, Moody's and Motorola. All three holdings were sold during the reporting period.

DID THE FUND HAVE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

The Fund selects securities based on its quantitative investment process. Among the stocks that fit the Fund's purchase criteria during the reporting period were Monsanto and Southern Copper. Significant sales included Medtronic and Johnson & Johnson. These companies suffered from negative news related to their respective medical devices.

DID ANY OF THE FUND'S WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

Weighting changes in the Fund result primarily from the Fund's proprietary security-selection process. During the reporting period, the Fund's weightings relative to the Russell 1000(R) Growth Index increased in health care and materials. Over the same period, the Fund's weightings significantly decreased in consumer discretionary and financials.

HOW WAS THE FUND POSITIONED AT THE END OF OCTOBER 2007?

Sector positioning results from our bottom-up stock selection process rather than a top-down, macro-economic viewpoint. As of October 31, 2007, the Fund was slightly overweight in materials and telecommunication services. As of the same date, the Fund was moderately underweight in consumer discretionary and financials.


The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price for the stock may decline significantly, even if earnings showed an absolute increase. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term gains. The Fund's use of securities lending presents the risk of default by the borrower, which may result in a loss to the Fund.

1. See page 6 for more information about Lipper Inc.
2. See page 6 for more information on the Russell 1000(R) Growth Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                       www.mainstayfunds.com   9

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2007


                                                           SHARES          VALUE
COMMON STOCKS (97.3%)+
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (3.8%)
Honeywell International, Inc.                              35,292   $  2,131,990
Raytheon Co. (a)                                           30,887      1,964,722
United Technologies Corp.                                  31,825      2,437,477
                                                                    ------------
                                                                       6,534,189
                                                                    ------------
BEVERAGES (5.0%)
V  Coca-Cola Co. (The)                                     70,359      4,345,372
V  PepsiCo, Inc.                                           59,520      4,387,814
                                                                    ------------
                                                                       8,733,186
                                                                    ------------
BIOTECHNOLOGY (3.3%)
Genzyme Corp. (b)                                          34,490      2,620,205
Gilead Sciences, Inc. (b)                                  67,340      3,110,435
                                                                    ------------
                                                                       5,730,640
                                                                    ------------
CAPITAL MARKETS (2.4%)
Franklin Resources, Inc. (a)                               14,617      1,895,533
State Street Corp.                                         29,439      2,348,349
                                                                    ------------
                                                                       4,243,882
                                                                    ------------
CHEMICALS (4.7%)
Ecolab, Inc.                                               40,149      1,893,828
V  Monsanto Co.                                            41,460      4,047,740
Sigma-Aldrich Corp.                                        42,361      2,188,793
                                                                    ------------
                                                                       8,130,361
                                                                    ------------
COMMUNICATIONS EQUIPMENT (5.4%)
Ciena Corp. (b)                                            37,996      1,818,489
V  Cisco Systems, Inc. (b)                                181,924      6,014,407
Nokia OYJ, Sponsored ADR (c)                               37,332      1,482,827
                                                                    ------------
                                                                       9,315,723
                                                                    ------------
COMPUTERS & PERIPHERALS (11.8%)
V  Apple, Inc. (b)                                         30,399      5,774,290
Dell, Inc. (a)(b)                                         100,087      3,062,662
V  EMC Corp. (b)                                          143,553      3,644,811
V  Hewlett-Packard Co.                                     75,926      3,923,856
V  International Business Machines Corp.                   34,987      4,062,690
                                                                    ------------
                                                                      20,468,309
                                                                    ------------
DIVERSIFIED CONSUMER SERVICES (1.1%)
ITT Educational Services, Inc. (b)                         15,710      1,998,155
                                                                    ------------
DIVERSIFIED FINANCIAL SERVICES (1.2%)
CME Group, Inc.                                             3,139      2,091,359
                                                                    ------------
ELECTRICAL EQUIPMENT (1.2%)
Emerson Electric Co.                                       41,309      2,159,221
                                                                    ------------
ENERGY EQUIPMENT & SERVICES (3.2%)
ENSCO International, Inc. (a)                              32,686      1,813,746
National Oilwell Varco, Inc. (b)                           34,331      2,514,402
Transocean, Inc. (b)                                       10,082      1,203,488
                                                                    ------------
                                                                       5,531,636
                                                                    ------------


                                                           SHARES          VALUE
FOOD & STAPLES RETAILING (1.7%)
CVS Caremark Corp.                                         70,619   $  2,949,756
                                                                    ------------

HEALTH CARE EQUIPMENT & SUPPLIES (4.4%)
Becton, Dickinson & Co.                                    21,158      1,765,847
DENTSPLY International, Inc.                               41,758      1,732,122
Gen-Probe, Inc. (b)                                        30,655      2,146,463
Intuitive Surgical, Inc. (b)                                6,146      2,008,943
                                                                    ------------
                                                                       7,653,375
                                                                    ------------
HEALTH CARE PROVIDERS & SERVICES (3.0%)
Aetna, Inc.                                                43,179      2,425,364
Medco Health Solutions, Inc. (b)                           28,983      2,735,416
                                                                    ------------
                                                                       5,160,780
                                                                    ------------
HOUSEHOLD PRODUCTS (1.4%)
Procter & Gamble Co. (The)                                 35,368      2,458,783
                                                                    ------------

INDUSTRIAL CONGLOMERATES (4.8%)
General Electric Co.                                       74,383      3,061,604
McDermott International, Inc. (b)                          39,397      2,405,581
Textron, Inc.                                              41,432      2,867,509
                                                                    ------------
                                                                       8,334,694
                                                                    ------------
INSURANCE (1.3%)
Aflac, Inc.                                                37,404      2,348,223
                                                                    ------------
INTERNET & CATALOG RETAIL (1.2%)
Amazon.com, Inc. (a)(b)                                    23,495      2,094,579
                                                                    ------------
INTERNET SOFTWARE & SERVICES (3.8%)
eBay, Inc. (b)                                             65,643      2,369,712
VeriSign, Inc. (a)(b)                                      63,405      2,161,476
Yahoo!, Inc. (b)                                           67,196      2,089,796
                                                                    ------------
                                                                       6,620,984
                                                                    ------------
IT SERVICES (2.6%)
Accenture, Ltd. Class A                                    47,719      1,863,427
Mastercard, Inc. Class A (a)                               14,186      2,688,956
                                                                    ------------
                                                                       4,552,383
                                                                    ------------
LIFE SCIENCES TOOLS & SERVICES (2.6%)
Invitrogen Corp. (b)                                       20,822      1,892,095
Thermo Fisher Scientific, Inc. (b)                         44,827      2,636,276
                                                                    ------------
                                                                       4,528,371
                                                                    ------------
MACHINERY (2.9%)
Caterpillar, Inc.                                          38,783      2,893,600
Danaher Corp.                                              24,628      2,109,881
                                                                    ------------
                                                                       5,003,481
                                                                    ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 10 MainStay Growth Equity Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                           SHARES          VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
MEDIA (1.4%)
News Corp. Class A                                        111,001   $  2,405,392
                                                                    ------------
METALS & MINING (1.0%)
Southern Copper Corp. (a)                                  12,357      1,726,273
                                                                    ------------
MULTILINE RETAIL (1.3%)
Target Corp. (a)                                           36,508      2,240,131
                                                                    ------------
OIL, GAS & CONSUMABLE FUELS (3.3%)
Ultra Petroleum Corp. (b)                                  18,125      1,284,338
Williams Cos., Inc.                                        58,680      2,141,233
XTO Energy, Inc.                                           33,508      2,224,261
                                                                    ------------
                                                                       5,649,832
                                                                    ------------
PHARMACEUTICALS (5.1%)
Allergan, Inc.                                             27,471      1,856,490
Bristol-Myers Squibb Co.                                  112,269      3,366,947
Merck & Co., Inc.                                          61,882      3,605,245
                                                                    ------------
                                                                       8,828,682
                                                                    ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (5.3%)
V  Intel Corp.                                            185,692      4,995,115
MEMC Electronic Materials, Inc. (b)                        28,432      2,081,791
NVIDIA Corp. (b)                                           62,398      2,207,641
                                                                    ------------
                                                                       9,284,547
                                                                    ------------
SOFTWARE (2.6%)
V  Microsoft Corp.                                        120,689      4,442,562
                                                                    ------------
SPECIALTY RETAIL (2.1%)
Best Buy Co., Inc. (a)                                     40,425      1,961,421
Dick's Sporting Goods, Inc. (b)                            50,946      1,700,068
                                                                    ------------
                                                                       3,661,489
                                                                    ------------
TEXTILES, APPAREL & LUXURY GOODS (1.2%)
NIKE, Inc. Class B                                         31,595      2,093,485
                                                                    ------------
WIRELESS TELECOMMUNICATION SERVICES (1.2%)
China Mobile, Ltd., Sponsored ADR (c)                      19,540      2,025,907
                                                                    ------------
Total Common Stocks
 (Cost $154,427,692)                                                 169,000,370
                                                                    ------------

INVESTMENT COMPANIES (0.8%)
--------------------------------------------------------------------------------
iShares Russell 1000 Growth Index Fund (d)                 16,884      1,075,511
Powershares QQQ (d)                                         4,290        236,079
                                                                    ------------
Total Investment Companies
 (Cost $1,298,231)                                                     1,311,590
                                                                    ------------


                                                           SHARES          VALUE
SHORT-TERM INVESTMENT (10.5%)
--------------------------------------------------------------------------------
INVESTMENT COMPANY (10.5%)
State Street Navigator Securities Lending Prime
 Portfolio (e)                                         18,329,599   $ 18,329,599
                                                                    ------------
Total Investment Company
 (Cost $18,329,599)                                                   18,329,599
                                                                    ------------
Total Short-Term Investment
 (Cost $18,329,599)                                                   18,329,599
                                                                    ------------
Total Investments
 (Cost $174,055,522)                                        108.6%   188,641,559(f)
Liabilities in Excess of
 Cash and Other Assets                                       (8.6)   (14,970,829)
                                                    -------------   ------------
Net Assets                                                  100.0%  $173,670,730
                                                    =============   ============

(a) Represents a security, or a portion thereof, which is out on loan. The aggregate market value of such securities is $17,853,104; cash collateral of $18,329,599 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)  Non-income producing security.
(c)  ADR--American Depositary Receipt.
(d) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(e) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(f) At October 31, 2007, cost is $174,209,041 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation                   $15,279,334
Gross unrealized depreciation                      (846,816)
                                                -----------
Net unrealized appreciation                     $14,432,518
                                                ===========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   11

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2007

ASSETS:
Investment in securities, at value (identified
  cost $174,055,522) including $17,853,104
  market value of securities loaned             $188,641,559
Cash                                               4,566,268
Receivables:
  Investment securities sold                       7,237,516
  Fund shares sold                                   230,251
  Dividends and interest                              86,785
Other assets                                           2,087
                                                -------------
    Total assets                                 200,764,466
                                                -------------
LIABILITIES:
Securities lending collateral                     18,329,599
Payables:
  Investment securities purchased                  8,660,525
  Manager (See Note 3)                                52,603
  Shareholder communication                           33,030
  Professional fees                                    9,178
  Custodian                                            3,976
  Transfer agent (See Note 3)                            941
  Directors                                              627
  NYLIFE Distributors (See Note 3)                       131
Accrued expenses                                       3,126
                                                -------------
    Total liabilities                             27,093,736
                                                -------------
Net assets                                      $173,670,730
                                                =============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  1 billion shares authorized                   $     13,119
Additional paid-in capital                       158,031,583
                                                -------------
                                                 158,044,702
Accumulated undistributed net investment
  income                                             122,014
Accumulated undistributed net realized gain on
  investments                                        917,977
Net unrealized appreciation on investments        14,586,037
                                                -------------
Net assets                                      $173,670,730
                                                =============
CLASS A
Net assets applicable to outstanding shares     $     65,958
                                                =============
Shares of capital stock outstanding                    5,000
                                                =============
Net asset value per share outstanding           $      13.19
Maximum sales charge (5.50% of offering price)          0.77
                                                -------------
Maximum offering price per share outstanding    $      13.96
                                                =============
CLASS B
Net assets applicable to outstanding shares     $     64,962
                                                =============
Shares of capital stock outstanding                    5,000
                                                =============
Net asset value and offering price per share
  outstanding                                   $      12.99
                                                =============
CLASS C
Net assets applicable to outstanding shares     $     64,972
                                                =============
Shares of capital stock outstanding                    5,000
                                                =============
Net asset value and offering price per share
  outstanding                                   $      12.99
                                                =============
CLASS I
Net assets applicable to outstanding shares     $173,474,838
                                                =============
Shares of capital stock outstanding               13,104,080
                                                =============
Net asset value and offering price per share
  outstanding                                   $      13.24
                                                =============

 12 MainStay Growth Equity Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2007

INVESTMENT INCOME:
INCOME:
  Dividends                                      $   529,662
  Interest                                            57,416
  Income from securities loaned--net                  23,627
                                                 ------------
    Total income                                     610,705
                                                 ------------
EXPENSES:
  Manager (See Note 3)                               347,732
  Shareholder communication                           32,906
  Professional fees                                   31,319
  Custodian                                           20,741
  Registration                                         5,812
  Transfer agent--Classes A, B and C (See Note
    3)                                                   368
  Transfer agent--Class I (See Note 3)                 4,317
  Directors                                            2,711
  Distribution--Class B (See Note 3)                     435
  Distribution--Class C (See Note 3)                     435
  Service--Class A (See Note 3)                          147
  Service--Class B (See Note 3)                          145
  Service--Class C (See Note 3)                          145
  Miscellaneous                                       10,620
                                                 ------------
    Total expenses before waiver                     457,833
Expense waiver from Manager (See Note 3)                (213)
                                                 ------------
    Net expenses                                     457,620
                                                 ------------
Net investment income                                153,085
                                                 ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                     925,638
Net change in unrealized appreciation on
  investments                                     13,136,901
                                                 ------------
Net realized and unrealized gain on investments   14,062,539
                                                 ------------
Net increase in net assets resulting from
  operations                                     $14,215,624
                                                 ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   13

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED OCTOBER 31, 2007 AND THE PERIOD NOVEMBER 4, 2005 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2006

                                              2007          2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income                $    153,085   $    13,323
 Net realized gain on investments          925,638       186,884
 Net change in unrealized
  appreciation on investments           13,136,901     1,449,136
                                      --------------------------
 Net increase in net assets
  resulting from operations             14,215,624     1,649,343
                                      --------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Class I                                 (43,212)           --
                                      --------------------------
                                           (43,212)           --
 From net realized gain on investments:
   Class A                                    (384)           --
   Class B                                    (383)           --
   Class C                                    (383)           --
   Class I                                (194,577)           --
                                      --------------------------
                                          (195,727)           --
                                      --------------------------
 Total dividends and distributions
  to shareholders                         (238,939)           --
                                      --------------------------

Capital share transactions:
 Net proceeds from sale of shares      133,169,688    25,201,128
Net asset value of shares issued to
 shareholders in reinvestment of
 dividends and distributions               165,577            --
Cost of shares redeemed                   (391,680)     (100,011)
                                      --------------------------
 Increase in net assets derived from
  capital share transactions           132,943,585    25,101,117
                                      --------------------------
 Net increase in net assets            146,920,270    26,750,460

NET ASSETS:
Beginning of period                     26,750,460            --
                                      --------------------------
End of period                         $173,670,730   $26,750,460
                                      ==========================
Accumulated undistributed net
 investment income at end of period   $    122,014   $    13,323
                                      ==========================

 14 MainStay Growth Equity Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                 CLASS A                                   CLASS B
                                     --------------------------------          --------------------------------
                                                          NOVEMBER 4,                               NOVEMBER 4,
                                                             2005*                                     2005*
                                                            THROUGH                                   THROUGH
                                     OCTOBER 31,          OCTOBER 31,          OCTOBER 31,          OCTOBER 31,
                                        2007                 2006                 2007                 2006
Net asset value at beginning
  of period                            $11.01               $10.00               $10.93               $10.00
                                     -----------          -----------          -----------          -----------
Net investment income (loss)             0.01                (0.01)               (0.08)               (0.09)
Net realized and unrealized
  gain on investments                    2.25                 1.02                 2.22                 1.02
                                     -----------          -----------          -----------          -----------
Total from investment
  operations                             2.26                 1.01                 2.14                 0.93
                                     -----------          -----------          -----------          -----------
Less dividends and
  distributions:
  From net investment income               --                   --                   --                   --
  From net realized gain on
    investments                         (0.08)                  --                (0.08)                  --
                                     -----------          -----------          -----------          -----------
  Total dividends and
    distributions                       (0.08)                  --                (0.08)                  --
                                     -----------          -----------          -----------          -----------
Net asset value at end of
  period                               $13.19               $11.01               $12.99               $10.93
                                     ===========          ===========          ===========          ===========
Total investment return (a)             20.51%               10.20%(b)            19.67%                9.30%(b)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)           0.08%               (0.12%)+             (0.67%)              (0.87%)+
  Net expenses                           1.25%                1.25% +              2.00%                2.00% +
  Expenses (before waiver)               1.37%                1.71% +              2.12%                2.46% +
Portfolio turnover rate                   279%                 138%                 279%                 138%
Net assets at end of period
  (in 000's)                           $   66               $   55               $   65               $   55

                                                 CLASS C                                   CLASS I
                                     --------------------------------          --------------------------------
                                                          NOVEMBER 4,                               NOVEMBER 4,
                                                             2005*                                     2005*
                                                            THROUGH                                   THROUGH
                                     OCTOBER 31,          OCTOBER 31,          OCTOBER 31,          OCTOBER 31,
                                        2007                 2006                 2007                 2006
Net asset value at beginning
  of period                            $10.93               $10.00              $  11.04              $ 10.00
                                     -----------          -----------          -----------          -----------
Net investment income (loss)            (0.08)               (0.09)                 0.02                 0.01
Net realized and unrealized
  gain on investments                    2.22                 1.02                  2.28                 1.03
                                     -----------          -----------          -----------          -----------
Total from investment
  operations                             2.14                 0.93                  2.30                 1.04
                                     -----------          -----------          -----------          -----------
Less dividends and
  distributions:
  From net investment income               --                   --                 (0.02)                  --
  From net realized gain on
    investments                         (0.08)                  --                 (0.08)                  --
                                     -----------          -----------          -----------          -----------
Total dividends and
  distributions                         (0.08)                  --                 (0.10)                  --
                                     -----------          -----------          -----------          -----------
Net asset value at end of
  period                               $12.99               $10.93              $  13.24              $ 11.04
                                     ===========          ===========          ===========          ===========
Total investment return (a)             19.56%                9.40%(b)             20.93%               10.40%(b)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)          (0.67%)              (0.87%)+               0.31%                0.11%+
  Net expenses                           2.00%                2.00% +               0.92%                1.00%+
  Expenses (before waiver)               2.12%                2.46% +               0.92%                1.46%+
Portfolio turnover rate                   279%                 138%                  279%                 138%
Net assets at end of period
  (in 000's)                           $   65               $   55              $173,475              $26,586

*    Commencement of operations.
+    Annualized.
(a)  Total return is calculated exclusive of sales charge. Class I is not subject to sales charges.
(b)  Total return is not annualized.

 16 MainStay Growth Equity Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Growth Equity Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class A shares, Class B shares, Class C shares and Class I shares commenced on November 4, 2005. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within up to six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. The four classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek long-term growth of capital.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not a current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2007, the Fund did not hold securities that were valued in such a manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on

                                                      www.mainstayfunds.com   17
short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B) on page
19) are allocated to separate classes of shares pro rata based upon their relative net assets value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(H) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or "Manager") a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. NYLIM also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by the Manager directly, without a subadvisor.

The Fund is contractually obligated to pay NYLIM a monthly fee for services performed and facilities furnished at an annual rate of 0.70% of the average daily net assets of the Fund.

Effective March 1, 2007, NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Class A, 1.25%; Class B, 2.00%; Class C, 2.00%; and Class I, 1.00%. This expense limitation may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the year ended October 31, 2007, NYLIM earned fees from the Fund in the amount of $347,732 and waived its fees in the amount of $213.

As of October 31, 2007, the amounts of waived fees that are subject to possible recoupment by NYLIM, and the related expiration dates are as follows:

                                      OCTOBER 31,
               2009                   2010                         TOTAL
             $61,625                  $213                        $61,838
       -------------------------------------------------------------------------

Prior to March 1, 2007, NYLIM had an agreement in place under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses

 18 MainStay Growth Equity Fund
did not exceed 1.25% of the Fund's average daily net assets for its Class A shares. NYLIM also applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund.

State Street Bank & Trust Company ("SSBT"), One Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.
(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the year ended October 31, 2007, amounted to $4,685.

(D) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts, effective March 1, 2007. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(E) CAPITAL. At October 31, 2007, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                               $    65,958       100.0%
-------------------------------------------------------------
Class B                                    64,962       100.0
-------------------------------------------------------------
Class C                                    64,972       100.0
-------------------------------------------------------------
Class I                                10,280,980         5.9
-------------------------------------------------------------

(F) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2007, these fees, which are included in professional fees shown on the Statement of Operations, were $2,714.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2007, the components of accumulated gain/(loss) on a tax basis were as follows:

            ACCUMULATED       OTHER        UNREALIZED        TOTAL
 ORDINARY   CAPITAL GAIN    TEMPORARY     APPRECIATION    ACCUMULATED
  INCOME       (LOSS)      DIFFERENCES   (DEPRECIATION)   GAIN (LOSS)
 $163,097    $1,030,413       $  --        $14,432,518    $15,626,028
 --------------------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sale deferrals.

The following table discloses the current year reclassifications between accumulated undistributed net investment income and accumulated undistributed net realized gain on investments, arising from permanent differences; net assets at October 31, 2007 are not affected.

                        ACCUMULATED
                     UNDISTRIBUTED NET
 UNDISTRIBUTED NET     REALIZED GAIN     ADDITIONAL
    INVESTMENT           (LOSS) ON        PAID-IN
   INCOME (LOSS)        INVESTMENTS       CAPITAL
      $(1,182)       $     1,182           $   --
 --------------------------------------------------

The reclassifications for the Fund are primarily due to dividend redesignations.

                                                      www.mainstayfunds.com   19

The tax character of distributions paid during the year ended October 31, 2007, shown in the Statement of Changes in Net Assets, was as follows:

                                              2007       2006
Distributions paid from:
  Ordinary Income                        $238,118      $ --
  Long-Term Capital Gain                 $    821        --
-------------------------------------------------------------
                                         $238,939      $ --

NOTE 5--CUSTODIAN:
SSBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds pay a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the year ended October 31, 2007.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):
During the year ended October 31, 2007, purchases and sales of securities, other than short-term securities, were $279,247 and $149,535, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS (IN 000'S):

               CLASS A                  SHARES   AMOUNT
Year ended October 31, 2007:

Shares sold                              (--)(a) $  (--)(a)
                                        ----------------
Net decrease                             (--)(a) $  (--)(a)
                                        ================

Year ended October 31, 2006*

Shares sold                                 5    $    50
                                        ----------------
Net increase                                5    $    50
                                        ================

               CLASS B                  SHARES   AMOUNT

Year ended October 31, 2007:

Shares sold                                --    $  --
                                        ---------------
Net increase                               --    $  --
                                        ===============

Year ended October 31, 2006*

Shares sold                                 5    $  50
                                        ---------------
Net increase                                5    $  50
                                        ===============

               CLASS C                  SHARES   AMOUNT

Year ended October 31, 2007:

Shares sold                                --    $  --
                                        ---------------
Net increase                               --    $  --
                                        ===============

Year ended October 31, 2006*

Shares sold                                 5    $  50
                                        ---------------
Net increase                                5    $  50
                                        ===============

               CLASS I                 SHARES    AMOUNT

Year ended October 31, 2007:

Shares sold                            10,713   $133,170
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                           14         166
Shares redeemed                          (32)       (392)
                                       -----------------
Net increase                           10,695   $132,944
                                       =================

Year ended October 31, 2006*

Shares sold                            2,418    $ 25,051
Shares redeemed                           (9)       (100)
                                       -----------------
Net increase                           2,409    $ 24,951
                                       =================

* The Fund commenced operations on November 4, 2005.

(a) Less than one thousand.

(b) Class B and Class C had no share activity for year ended October 31, 2007.

NOTE 9--NEW ACCOUNTING PRONOUNCEMENTS:

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation becomes effective for the Fund's 2008 fiscal year, and is to be applied to all open tax years as of the date of effectiveness. Based on Manage-

 20 MainStay Growth Equity Fund
ment's analysis, the determination has been made that the adoption of the interpretation on November 1, 2007, did not have an impact on the Fund's financial statements upon adoption. Management continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws, regulations and interpretations, thereof.

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

                                                      www.mainstayfunds.com   21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
Eclipse Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Growth Equity Fund ("the Fund"), one of the funds constituting Eclipse Funds Inc., as of October 31, 2007, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from November 4, 2005 (Inception) through October 31, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Growth Equity Fund of Eclipse Funds Inc. as of October 31, 2007, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from November 4, 2005 (Inception) through October 31, 2006, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 20, 2007

 22 MainStay Growth Equity Fund

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund is required by the Internal Revenue Code to advise shareholders within 60 days of the Fund's fiscal year end (October 31, 2007) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, the Fund paid long-term capital gain distributions of $821.

The dividends paid by the Fund during the fiscal year ended October 31, 2007, should be multiplied by 100.0% to arrive at the amount eligible for qualified dividend income, 32.5% for qualified interest income and 100.0% for the corporate dividends received deduction.

In January 2008, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2007. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2007.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at www.mainstayfunds.com; or (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting of shareholders of Eclipse Funds Inc. (the "Company") was held on May 4, 2007 at the Parsippany, New Jersey offices of New York Life Investment Management LLC. The purpose of the meeting was to elect the following individuals to the Board of Directors of the Company:

  - Susan B. Kerley
  - Alan R. Latshaw
  - Peter Meenan
  - Richard H. Nolan, Jr.
  - Richard S. Trutanic
  - Roman L. Weil
  - John A. Weisser
  - Brian A. Murdock (Interested Director)

There are no other Directors of the Company.

No other business came before the special meeting. The proposal to elect Directors was passed by the shareholders of the Fund as shown below:

                                     VOTES
GROWTH EQUITY FUND     VOTES FOR    WITHHELD   ABSTENTIONS       TOTAL
Susan B. Kerley      1,575,314.128   0.000        0.000      1,575,314.128
--------------------------------------------------------------------------
Alan R. Latshaw      1,575,314.128   0.000        0.000      1,575,314.128
--------------------------------------------------------------------------
Peter Meenan         1,575,314.128   0.000        0.000      1,575,314.128
--------------------------------------------------------------------------
Richard H. Nolan,
 Jr.                 1,575,314.128   0.000        0.000      1,575,314.128
--------------------------------------------------------------------------
Richard S.
 Trutanic            1,575,314.128   0.000        0.000      1,575,314.128
--------------------------------------------------------------------------
Roman L. Weil        1,575,314.128   0.000        0.000      1,575,314.128
--------------------------------------------------------------------------
John A. Weisser      1,575,314.128   0.000        0.000      1,575,314.128
--------------------------------------------------------------------------
Brian A. Murdock     1,575,314.128   0.000        0.000      1,575,314.128
--------------------------------------------------------------------------

This resulted in approval of the proposal.

                                                      www.mainstayfunds.com   23

DIRECTORS AND OFFICERS

The Directors oversee the Fund and the Manager. Pursuant to notice, a Special Meeting of Shareholders of the Company was held on May 4, 2007, at NYLIM's offices in Parsippany, New Jersey. The Directors listed below were elected to serve the Company effective June 7, 2007.

Each Director serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Director shall tender his or her resignation upon reaching age 72. A Director reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Director shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Directors. The business address of each Director and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Directors and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,                                       NUMBER OF FUNDS  OTHER
                          POSITION(S) HELD                                      IN FUND COMPLEX  DIRECTORSHIPS
        NAME AND          WITH THE COMPANY       PRINCIPAL OCCUPATION(S)        OVERSEEN BY      HELD BY
        DATE OF BIRTH     AND LENGTH OF SERVICE  DURING PAST FIVE YEARS         DIRECTOR         DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR*

        BRIAN A. MURDOCK  Indefinite; Director   Member of the Board of               73         Trustee, Eclipse Funds since
        3/14/56           since June 2007 and    Managers and President (since                   June 2007 (3 funds);
                          Chief Executive        2004) and Chief Executive                       Director, MainStay VP Series
                          Officer since 2006     Officer (since 2006), New                       Fund, Inc., since 2006 (24
                                                 York Life Investment                            portfolios); Director, ICAP
                                                 Management LLC and New York                     Funds, Inc., since 2006 (3
                                                 Life Investment Management                      funds); Trustee, The MainStay
                                                 Holdings LLC; Senior Vice                       Funds since 2006 (21 funds)
                                                 President, New York Life
                                                 Insurance Company (since
                                                 2004); Chairman of the Board
                                                 and President, NYLIFE
                                                 Distributors LLC (since
                                                 2004); Member of the Board of
                                                 Managers, NYLCAP Manager LLC
                                                 and Madison Capital Funding
                                                 LLC (since 2004), MacKay
                                                 Shields LLC and Institutional
                                                 Capital LLC (since 2006), and
                                                 McMorgan & Company LLC (since
                                                 2007); Chief Executive
                                                 Officer, Eclipse Funds (since
                                                 2006); Chairman (2006 to
                                                 2007) and Trustee and Chief
                                                 Executive Officer (since
                                                 2006), The MainStay Funds;
                                                 Chairman (2006 to 2007) and
                                                 Director and Chief Executive
                                                 Officer (since 2006),
                                                 MainStay VP Series Fund,
                                                 Inc.; Director and Chief
                                                 Executive Officer, ICAP
                                                 Funds, Inc. (since 2006);
                                                 Chief Investment Officer,
                                                 MLIM Europe and Asia (2001 to
                                                 2003); President of Merrill
                                                 Japan and Chairman of MLIM's
                                                 Pacific Region (1999 to 2001)
        ----------------------------------------------------------------------------------------------------------------------

* This Director is considered to be an "interested person" of the Company within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."

 24   MainStay Growth Equity Fund

                          TERM OF OFFICE,                                       NUMBER OF FUNDS  OTHER
                          POSITION(S) WITH                                      IN FUND COMPLEX  DIRECTORSHIPS
        NAME AND          THE COMPANY            PRINCIPAL OCCUPATION(S)        OVERSEEN BY      HELD BY
        DATE OF BIRTH     AND LENGTH OF SERVICE  DURING PAST FIVE YEARS         DIRECTOR         DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

        SUSAN B. KERLEY   Indefinite; Chairman   Partner, Strategic Management        73         Chairman since 2005 and
        8/12/51           since 2005 and         Advisors LLC (since 1990)                       Trustee since 2000, Eclipse
                          Director since 1990                                                    Funds (3 funds); Chairman and
                                                                                                 Director, ICAP Funds, Inc.,
                                                                                                 since 2006 (3 funds);
                                                                                                 Chairman and Trustee, The
                                                                                                 MainStay Funds, since June
                                                                                                 2007 (21 funds); Chairman and
                                                                                                 Director, MainStay VP Series
                                                                                                 Fund, Inc., since June 2007
                                                                                                 (24 portfolios); Trustee,
                                                                                                 Legg Mason Partners Funds,
                                                                                                 Inc., since 1991 (30
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        ALAN R. LATSHAW   Indefinite; Director   Retired; Partner, Ernst &            73         Trustee, Eclipse Funds since
        3/27/51           and Audit Committee    Young LLP (2002 to 2003);                       June 2007 (3 funds);
                          Financial Expert       Partner, Arthur Andersen LLP                    Director, ICAP Funds, Inc.,
                          since June 2007        (1989 to 2002); Consultant to                   since June 2007 (3 funds);
                                                 the Audit and Compliance                        Trustee, The MainStay Funds
                                                 Committee of The MainStay                       since 2006 (21 funds);
                                                 Funds (2004                                     Director, MainStay VP Series
                                                 to 2006)                                        Fund, Inc., since June 2007
                                                                                                 (24 portfolios); Trustee,
                                                                                                 State Farm Associates Funds
                                                                                                 Trusts since 2005 (3
                                                                                                 portfolios); Trustee, State
                                                                                                 Farm Mutual Fund Trust since
                                                                                                 2005 (15 portfolios);
                                                                                                 Trustee, State Farm Variable
                                                                                                 Product Trust since 2005 (9
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        PETER MEENAN      Indefinite; Director   Independent Consultant;              73         Trustee, Eclipse Funds since
        12/5/41           since 2002             President and Chief Executive                   2002 (3 funds); Director,
                                                 Officer, Babson-United, Inc.                    ICAP Funds, Inc., since June
                                                 (financial services firm)                       2007 (3 funds); Trustee, The
                                                 (2000 to 2004); Independent                     MainStay Funds since June
                                                 Consultant (1999 to 2000);                      2007 (21 funds); Director,
                                                 Head of Global Funds,                           MainStay VP Series Fund,
                                                 Citicorp (1995 to 1999)                         Inc., since June 2007 (24
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD H.        Indefinite; Director   Managing Director, ICC               73         Trustee, Eclipse Funds since
        NOLAN, JR.        since June 2007        Capital Management;                             June 2007 (3 funds);
        11/16/46                                 President-- Shields/Alliance,                   Director, ICAP Funds, Inc.,
                                                 Alliance Capital Management                     since June 2007 (3 funds);
                                                 (1994 to 2004)                                  Trustee, The MainStay Funds
                                                                                                 since June 2007 (21 funds);
                                                                                                 Director, MainStay VP Series
                                                                                                 Fund, Inc., since 2006 (24
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite; Director   Chairman (since 1990) and            73         Trustee, Eclipse Funds since
        TRUTANIC          since June 2007        Chief Executive Officer (1990                   June 2007 (3 funds);
        2/13/52                                  to 1999), Somerset Group                        Director, ICAP Funds, Inc.,
                                                 (financial advisory firm);                      since June 2007 (3 funds);
                                                 Managing Director and                           Trustee, The MainStay Funds
                                                 Advisor, The Carlyle Group                      since 1994 (21 funds);
                                                 (private investment firm)                       Director, MainStay VP Series
                                                 (2002                                           Fund, Inc., since June 2007
                                                 to 2004); Senior Managing                       (24 portfolios)
                                                 Director and Partner, Groupe
                                                 Arnault S.A. (private
                                                 investment firm) (1999 to
                                                 2002)
        ----------------------------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     25

                          TERM OF OFFICE,                                       NUMBER OF FUNDS  OTHER
                          POSITION(S) HELD WITH                                 IN FUND COMPLEX  DIRECTORSHIPS
        NAME AND          THE COMPANY AND        PRINCIPAL OCCUPATION(S)        OVERSEEN BY      HELD BY
        DATE OF BIRTH     LENGTH OF SERVICE      DURING PAST FIVE YEARS         DIRECTOR         DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

        ROMAN L. WEIL     Indefinite; Director   V. Duane Rath Professor of           73         Trustee, Eclipse Funds since
        5/22/40           and Audit Committee    Accounting, Graduate School                     June 2007 (3 funds);
                          Financial Expert       of Business, University of                      Director, ICAP Funds, Inc.,
                          since June 2007        Chicago; President, Roman L.                    since June 2007 (3 funds);
                                                 Weil Associates, Inc.                           Trustee, The MainStay Funds
                                                 (consulting firm)                               since June 2007 (21 funds);
                                                                                                 Director, MainStay VP Series
                                                                                                 Fund, Inc., since 1994 (24
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        JOHN A. WEISSER   Indefinite; Director   Retired. Managing Director of        73         Trustee, Eclipse Funds since
        10/22/41          since June 2007        Salomon Brothers, Inc. (1971                    June 2007 (3 funds);
                                                 to 1995)                                        Director, ICAP Funds, Inc.,
                                                                                                 since June 2007 (3 funds);
                                                                                                 Trustee, The MainStay Funds
                                                                                                 since June 2007 (21 funds);
                                                                                                 Director, MainStay VP Series
                                                                                                 Fund, Inc., since 1997 (24
                                                                                                 portfolios); Trustee,
                                                                                                 Direxion Funds (69 funds) and
                                                                                                 Direxion Insurance Trust (45
                                                                                                 funds) since March 2007
        ----------------------------------------------------------------------------------------------------------------------

Lawrence Glacken and Robert P. Mulhearn resigned as Directors of the Company effective June 7, 2007.

At a meeting of the Board of Directors held on June 7 and 8, 2007, the following individuals were appointed to serve as Officers of the Company effective June 7, 2007:

                          POSITION(S) HELD
        NAME AND          WITH THE COMPANY       PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     AND LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           since 2004             York Life Investment Management LLC (including predecessor
        10/19/46                                 advisory organizations) (since 2000); Secretary (since 2001)
                                                 and General Counsel (since 2004), New York Life Investment
                                                 Management Holdings LLC; Senior Vice President, New York
                                                 Life Insurance Company (since 2000); Vice President and
                                                 Secretary, McMorgan & Company LLC (since 2001); Secretary,
                                                 NYLIM Service Company LLC (since 2005), NYLCAP Manager LLC
                                                 (since 2004), Madison Capital Funding LLC (since 2002) and
                                                 Institutional Capital LLC (since 2006); Chief Legal Officer,
                                                 Eclipse Funds, The MainStay Funds and MainStay VP Series
                                                 Fund, Inc. (since 2004), McMorgan Funds (since 2005) and
                                                 ICAP Funds, Inc. (since 2006); Managing Director and Senior
                                                 Counsel, Lehman Brothers Inc. (1998 to 1999); General
                                                 Counsel and Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to 1998)
        -----------------------------------------------------------------------------------------------------
        JACK R.           Treasurer and          Managing Director, New York Life Investment Management LLC
        BENINTENDE        Principal Financial    (since June 2007); Treasurer and Principal Financial and
        5/12/64           and Accounting         Accounting Officer, Eclipse Funds, The MainStay Funds,
                          Officer since June     MainStay VP Series Fund, Inc., ICAP Funds, Inc. (since June
                          2007                   2007); Vice President, Prudential Investments (2000 to
                                                 2007); Assistant Treasurer, JennisonDryden Family of Funds,
                                                 Target Portfolio Trust, The Prudential Series Fund and
                                                 American Skandia Trust (2006 to 2007); Treasurer and
                                                 Principal Financial Officer, The Greater China Fund (2007)
        -----------------------------------------------------------------------------------------------------
        STEPHEN P.        President since March  Senior Managing Director and Chief Marketing Officer, New
        FISHER            2007                   York Life Investment Management LLC (since 2005); Managing
        2/22/59                                  Director--Retail Marketing, New York Life Investment
                                                 Management LLC (2003 to 2005); President, Eclipse Funds, The
                                                 MainStay Funds, MainStay VP Series Fund, Inc., and ICAP
                                                 Funds, Inc. (since March 2007); Managing Director, UBS
                                                 Global Asset Management (1999 to 2003)
        -----------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--       Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration since   predecessor advisory organizations) (since 2000); Executive
        2/8/59            2005                   Vice President, New York Life Trust Company and New York
                                                 Life Trust Company, FSB (since 2006); Vice President--
                                                 Administration, Eclipse Funds, MainStay VP Series Fund,
                                                 Inc., and The MainStay Funds (since 2005) and ICAP Funds,
                                                 Inc. (since 2006)
        -----------------------------------------------------------------------------------------------------

 26   MainStay Growth Equity Fund

                          POSITION(S) HELD
        NAME AND          WITH THE COMPANY       PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     AND LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS
        ALISON H.         Senior Vice President  Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           and Chief Compliance   2006) and Managing Director and Chief Compliance Officer
        12/16/65          Officer since 2006     (2003 to 2006), New York Life Investment Management LLC and
                                                 New York Life Investment Management Holdings LLC; Senior
                                                 Managing Director, Compliance (since 2006) and Managing
                                                 Director, Compliance (2003 to 2006), NYLIFE Distributors
                                                 LLC; Chief Compliance Officer, NYLCAP Manager LLC; Senior
                                                 Vice President and Chief Compliance Officer, Eclipse Funds,
                                                 The MainStay Funds and MainStay VP Series Fund, Inc., and
                                                 ICAP Funds, Inc. (since 2006); Vice President--Compliance,
                                                 Eclipse Funds, The MainStay Funds and MainStay VP Series
                                                 Fund, Inc. (2004 to 2006); Deputy Chief Compliance Officer,
                                                 New York Life Investment Management LLC (2002 to 2003); Vice
                                                 President and Compliance Officer, Goldman Sachs Asset
                                                 Management (1999 to 2002)
        -----------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Secretary since 2004   Managing Director and Associate General Counsel, New York
        MORRISON*                                Life Investment Management LLC (since 2004); Managing
        3/26/56                                  Director and Secretary, NYLIFE Distributors LLC (since
                                                 2004); Secretary, Eclipse Funds, The MainStay Funds and
                                                 MainStay VP Series Fund, Inc. (since 2004) and ICAP Funds,
                                                 Inc. (since 2006); Chief Legal Officer--Mutual Funds and
                                                 Vice President and Corporate Counsel, The Prudential
                                                 Insurance Company of America (2000 to 2004)
        -----------------------------------------------------------------------------------------------------

* In addition to serving as Secretary to the Company, effective January 1, 2008, Marguerite E.H. Morrison will assume the role of Chief Legal Officer to the Company.

Arphiela Arizmendi resigned as Treasurer and Principal Financial and Accounting Officer of the Company effective June 7, 2007.

Christopher O. Blunt resigned as President of the Company effective March 10, 2007.

Patrick G. Boyle resigned as Executive Vice President of the Company effective June 7, 2007.

Tony H. Elavia resigned as Senior Vice President of the Company effective June 7, 2007.

Alan J. Kirshenbaum resigned as Senior Vice President of the Company effective March 19, 2007.

                                                    www.mainstayfunds.com     27

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay All Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay 130/30 High Yield Fund(2)
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Institutional Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
Chicago, Illinois

MACKAY SHIELDS LLC(3)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.
                         Not part of the Annual Report

                       This page intentionally left blank

                       This page intentionally left blank

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)
------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         Eclipse Funds Inc.

(C) 2007 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

NYLIM-A011871         (RECYCLE LOGO)       MS329-07                 MSGE11-12/07
                                                                              B8

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    INCOME MANAGER FUND

                    Message from the President
                    and
                    Annual Report
                    October 31, 2007

MESSAGE FROM
THE PRESIDENT

The 12-month period ended October 31, 2007, was a dynamic one for mutual fund investors. U.S. equity markets generally advanced, with growth stocks out-performing value stocks at all capitalization levels. Although past performance is no guarantee of future results, international stocks as a whole provided even stronger returns for U.S. investors.

The progress of the equity markets, however, was far from steady. In February, weakness in Asian markets led to sharp price declines around the globe. The correction caused many investors to reconsider whether China and other emerging economies could sustain their rapid growth. Fortunately, strong corporate-earnings reports and positive economic news helped the stock market regain its footing.

In July and August, difficulties in the subprime-mortgage market led to another stock-market correction. A number of high-profile mortgage originators either closed their doors or were sold to larger entities. Other leading financial services firms faced major write-offs because of subprime-mortgage exposure.

The Federal Open Market Committee (FOMC) took prompt action to increase liquidity and stabilize the financial markets by lowering the discount rate and the federal funds target rate during the reporting period. These Federal Reserve moves helped calm investor concerns, and the stock market generally advanced from August 16, 2007, the date of an unscheduled FOMC meeting, through the end of October 2007.

Difficulties in the subprime-mortgage market led to a "flight to quality," or a general movement toward fixed-income securities that carry lower risk. As demand for short- and intermediate-term Treasury securities increased, yields fell across much of the maturity spectrum. Yields rose, however, on 20-and 30-year Treasury bonds, and the yield curve steepened during the 12-month reporting period.

High-yield bonds rallied from November 2006 through May 2007. But in June and July, the yield differences--or spreads--between high-yield bonds and comparable Treasury securities began to widen. At the end of October 2007, these spreads were wider than when the reporting period began, making high-yield securities more attractive to investors willing to accept higher risk.

To help investors address the challenges of today's ever-changing markets, New York Life Investment Management LLC provides access to seven institutional investment boutiques, each with its own proprietary research and investment culture. As advisors and subadvisors to MainStay Funds, these boutiques bring a wealth of experience and market insight to our shareholders. The portfolio managers of each MainStay Fund seek to consistently apply time-tested investment principles across a wide variety of market environments.

The report that follows provides more specific information about the market forces and investment decisions that affected your investment in MainStay Funds from November 1, 2006, through October 31, 2007. Please read the report carefully. As you do, bear in mind that this annual report reflects just a short segment of your lifetime investment journey. We look forward to continuing to work with you, wherever that journey may lead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President


                         Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    INCOME MANAGER FUND

                    MainStay Funds

                    Annual Report

                    October 31, 2007

TABLE OF CONTENTS


Annual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------


Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------


Portfolio of Investments                                                      11
--------------------------------------------------------------------------------


Financial Statements                                                          30
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 36
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       43
--------------------------------------------------------------------------------


Federal Income Tax Information                                                44
--------------------------------------------------------------------------------


Proxy Voting Policies and Procedures and Proxy Voting Record                  44
--------------------------------------------------------------------------------


Shareholder Reports and Quarterly Portfolio Disclosure                        44
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               44
--------------------------------------------------------------------------------

Directors and Officers                                                        45

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------

With sales charges        3.04%  9.09%   6.24%

Excluding sales charges   9.03   10.33   6.85

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                                                               LEHMAN BROTHERS
                                          MAINSTAY INCOME                                INCOME MANAGER         AGGREGATE BOND
                                            MANAGER FUND        RUSSELL 1000 INDEX      COMPOSITE INDEX             INDEX
                                          ---------------       ------------------      ---------------        ---------------
10/31/97                                       9450.00               10000.00               10000.00               10000.00
                                              11304.00               11971.00               11565.00               10934.00
                                              12658.00               15034.00               13171.00               10992.00
                                              14044.00               16396.00               14296.00               11794.00
                                              12316.00               12126.00               12960.00               13512.00
                                              11209.00               10356.00               12281.00               14307.00
                                              12661.00               12667.00               14064.00               15009.00
                                              13703.00               13849.00               15143.00               15839.00
                                              14725.00               15299.00               16097.00               16018.00
                                              16807.00               17750.00               17880.00               16849.00
10/31/07                                      18325.00               20419.00               19792.00               17757.00

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------

With sales charges        3.26%  9.24%   6.11%

Excluding sales charges   8.26   9.52    6.11

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                                                               LEHMAN BROTHERS
                                          MAINSTAY INCOME                                INCOME MANAGER         AGGREGATE BOND
                                            MANAGER FUND        RUSSELL 1000 INDEX      COMPOSITE INDEX             INDEX
                                          ---------------       ------------------      ---------------        ---------------
10/31/97                                      10000.00               10000.00               10000.00               10000.00
                                              11891.00               11971.00               11565.00               10934.00
                                              13235.00               15034.00               13171.00               10992.00
                                              14583.00               16396.00               14296.00               11794.00
                                              12713.00               12126.00               12960.00               13512.00
                                              11481.00               10356.00               12281.00               14307.00
                                              12868.00               12667.00               14064.00               15009.00
                                              13831.00               13849.00               15143.00               15839.00
                                              14744.00               15299.00               16097.00               16018.00
                                              16712.00               17750.00               17880.00               16849.00
10/31/07                                      18092.00               20419.00               19792.00               17757.00

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------

With sales charges        7.33%  9.52%   6.08%

Excluding sales charges   8.33   9.52    6.08

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                                                               LEHMAN BROTHERS
                                          MAINSTAY INCOME                                INCOME MANAGER         AGGREGATE BOND
                                            MANAGER FUND        RUSSELL 1000 INDEX      COMPOSITE INDEX             INDEX
                                          ---------------       ------------------      ---------------        ---------------
10/31/97                                      10000.00               10000.00               10000.00               10000.00
                                              11882.00               11971.00               11565.00               10934.00
                                              13210.00               15034.00               13171.00               10992.00
                                              14549.00               16396.00               14296.00               11794.00
                                              12672.00               12126.00               12960.00               13512.00
                                              11449.00               10356.00               12281.00               14307.00
                                              12836.00               12667.00               14064.00               15009.00
                                              13785.00               13849.00               15143.00               15839.00
                                              14705.00               15299.00               16097.00               16018.00
                                              16655.00               17750.00               17880.00               16849.00
10/31/07                                      18042.00               20419.00               19792.00               17757.00

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                       www.mainstayfunds.com   5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                          9.13%  10.53%  7.05%

(PERFORMANCE GRAPH)

                                                                                                               LEHMAN BROTHERS
                                          MAINSTAY INCOME                                INCOME MANAGER         AGGREGATE BOND
                                            MANAGER FUND        RUSSELL 1000 INDEX      COMPOSITE INDEX             INDEX
                                          ---------------       ------------------      ---------------        ---------------
10/31/97                                      10000.00               10000.00               10000.00               10000.00
                                              11990.00               11971.00               11565.00               10934.00
                                              13444.00               15034.00               13171.00               10992.00
                                              14946.00               16396.00               14296.00               11794.00
                                              13135.00               12126.00               12960.00               13512.00
                                              11983.00               10356.00               12281.00               14307.00
                                              13560.00               12667.00               14064.00               15009.00
                                              14704.00               13849.00               15143.00               15839.00
                                              15845.00               15299.00               16097.00               16018.00
                                              18117.00               17750.00               17880.00               16849.00
10/31/07                                      19771.00               20419.00               19792.00               17757.00

                                                          ONE    FIVE     TEN
BENCHMARK PERFORMANCE                                    YEAR    YEARS   YEARS
------------------------------------------------------------------------------

Russell 1000(R) Index(1)                                 15.03%  14.54%  7.40%
Income Manager Composite Index(2)                        10.70   10.02   7.07
Lehman Brothers Aggregate Bond Index(3)                   5.38   4.41    5.91
Average Lipper flexible portfolio fund(4)                15.02   14.01   8.11

to a contingent deferred sales charge (CDSC) of up to 5.00% if redeemed within the first six years of purchase and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. From inception (1/2/91) through 12/31/03, performance for Class A and B shares (each first offered 1/2/04) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge (or CDSC), fees, estimated expenses and fee waivers/expense limitations of Class A and B shares upon initial offer. Prior to 1/2/04, the Fund offered Class L shares, which were subject to a 1.00% sales charge and a 1% CDSC on redemptions within one year of purchase. From inception through 12/29/02, performance for Class L shares (first offered 12/30/02) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge, CDSC, and fees, estimated expenses and fee waivers/expense limitations of Class L shares upon initial offer. Effective 1/2/04, all outstanding Class L shares of the Fund were converted to Class C shares, redesignated as Class C shares or both. Unadjusted, the performance for newer classes of shares might have been lower.
1. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index. The Russell 1000(R) Index is considered to be the Fund's broad-based securities market index for comparison purposes.
2. The Fund's Income Manager Composite Index consists of the Russell 1000(R) Index and the Lehman Brothers(R) Aggregate Bond Index weighted 55%/45%, respectively. Results assume that all income and capital gains are reinvested in the index or indices that produce them. An investment cannot be made directly in an index.
3. The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Lehman Brothers(R) Indices: the Government Index, Corporate Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
4. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6 MainStay Income Manager Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY INCOME MANAGER FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2007, to October 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2007, to October 31, 2007.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/07            10/31/07          PERIOD(1)           10/31/07           PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,027.25            $5.06            $1,020.05             $5.04
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,023.80            $8.88            $1,016.30             $8.84
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,024.50            $8.88            $1,016.30             $8.84
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,028.10            $4.60            $1,020.50             $4.58
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's net annualized expense ratio of each class (0.99% for Class A, 1.74% for Class B and Class C, and 0.90% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).

                                                       www.mainstayfunds.com   7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2007

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     54.5
Corporate Bonds                                                                   16.1
Short-Term Investments (collateral from securities lending                        11.3
  is 9.6%)
U.S. Government & Federal Agencies                                                10.2
Commercial Mortgage Loans (Collateralized Mortgage                                 6.1
  Obligations)
Asset-Backed Securities                                                            4.2
Loan Assignments & Participations                                                  3.7
Foreign Bonds                                                                      2.9
Yankee Bonds                                                                       0.3
Preferred Stocks                                                                  0.0*
Futures Contracts                                                                 0.0*
Liabilities in Excess of Cash and Other Assets                                    (9.3)

* Less than one-tenth of a percent.

See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Verizon Communications, Inc.
 2.  Pfizer, Inc.
 3.  AT&T, Inc.
 4.  ExxonMobil Corp.
 5.  Intel Corp.
 6.  Microsoft Corp.
 7.  Citigroup, Inc.
 8.  Southern Copper Corp.
 9.  Hewlett-Packard Co.
10.  Chevron Corp.

 8 MainStay Income Manager Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Tony H. Elavia and Anthony R. Malloy of New York Life Investment Management LLC

HOW DID MAINSTAY INCOME MANAGER FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12-MONTH REPORTING PERIOD?

Excluding all sales charges, MainStay Income Manager Fund returned 9.03% for Class A shares, 8.26% for Class B shares and 8.33% for Class C shares for the 12 months ended October 31, 2007. Over the same period, the Fund's Class I shares returned 9.13%. All share classes underperformed the 15.02% return of the average Lipper(1) flexible portfolio fund, the 15.03% return of the Russell 1000(R) Index(2) and the 10.70% return of the Fund's Income Manager Composite Index(3) for the 12 months ended October 31, 2007. The Russell 1000(R) Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

WHAT FACTORS ACCOUNTED FOR THE FUND'S RELATIVE PERFORMANCE?

Relative to other income-oriented multiasset funds, strong domestic equity performance was offset by the fact that until recently the Fund did not invest in international equities, the highest returning asset class during the reporting period. The Fund commenced investing in international equities at the end of August 2007. A comparatively high average credit quality in the fixed-income portion of the Fund also detracted from relative performance.

DURING THE REPORTING PERIOD, WHICH EQUITY MARKET SEGMENTS CONTRIBUTED POSITIVELY TO THE FUND'S PERFORMANCE AND WHICH DETRACTED?

Energy companies were among the largest positive contributors to the Fund's equity performance. Shares of the Fund's energy holdings rose along with the price of oil. Oil prices increased on growing global demand and persistent geopolitical risks to supply. The Fund's basic materials holdings--especially among mining companies--fared particularly well on strong demand. Telecommunication services stocks also added materially to the Fund's performance during the reporting period.

On the downside, the Fund's financial holdings as a group performed quite poorly. When credit conditions deteriorated, many loans held by banks, insurance companies and other financial services companies became impaired and required write-downs. As profits eroded, stock prices declined sharply. The Fund's real estate investment trusts (REITs) also detracted from returns amid falling real estate prices and a distressed mortgage market.

The Fund's income objective steers the portfolio toward value stocks, where higher dividend yields tend to be found. Over the reporting period--and especially toward the end of the reporting period--growth stocks outperformed their value counterparts. As a result, the value bias of the equity portion of the Fund detracted from relative performance.

WHICH INDIVIDUAL STOCKS WERE STRONG PERFORMERS DURING THE REPORTING PERIOD AND WHICH WERE WEAK?

Southern Copper was the strongest contributor to the Fund's performance, as the prices of base metals continued to rise. AT&T and Verizon were also strong contributors. Both stocks experienced significant appreciation.

The greatest detractors from the Fund's equity performance during the reporting period were related to the real estate industry. Subprime-mortgage originator New Century Financial was the greatest detractor. The company filed for bankruptcy protection after being required to reassume a large number of defaulted loans. Washington Mutual, another mort-


Mid-capitalization companies are generally less established and their stocks may be more volatile and less liquid than the securities of larger companies. Stocks of small companies may be subject to greater price volatility, significantly lower trading volumes and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. Floating-rate debt is generally considered to have speculative characteristics that may involve risk of default on principal and interest. Floating-rate debt may also involve risks associated with collateral impairment, non- diversification, borrower industry concentration, and limited liquidity. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or they may even go down in value. High-yield debt securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. Funds that invest in bonds are subject to credit, inflation and interest-rate risk and can lose principal value when interest rates rise.
1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Russell 1000(R) Index.
3. See footnote on page 6 for more information on the Fund's Income Manager Composite Index.

                                                       www.mainstayfunds.com   9
gage originator, showed the second-greatest decline, followed by Fidelity National Financial, a company that writes title insurance on residential properties.

WERE THERE ANY SIGNIFICANT EQUITY PURCHASES OR SALES DURING THE REPORTING
PERIOD?

Our most significant addition was to the Fund's position in Intel. The purchase reflected our effort to emphasize growth characteristics and increase the average market capitalization of the equity portion of the Fund. We also added to the Fund's positions in Chevron and Bank of America over the course of the reporting period.

The Fund's greatest reduction in an equity position was Citizens Communications, which was sold as part of our reduction of the Fund's exposure to mid-cap companies. We also eliminated positions in smaller financial companies, including Allied Capital, Capitol Federal Financial and Regions Financial.

HOW DID THE FUND'S EQUITY WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

The most notable change has been a shift from a moderate underweight to a moderate overweight in utilities, particularly electric companies. Through purchases of semiconductor manufacturers such as Intel, we brought the Fund's equity weighting in technology closer to the sector's weighting in the Russell 1000(R) Index. The Fund's exposure to REITs declined during the reporting period, as the Fund moved to a neutral weighting relative to the Russell 1000(R) Index. During the reporting period, we also reduced the Fund's exposure to capital markets and insurance.

HOW WAS THE EQUITY PORTION OF THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2007, the Fund was tilted toward financial, materials and utilities over consumer stocks and industrials. Among the Fund's largest active equity weightings were household names, including Verizon, Pfizer, Intel, Citigroup and Reynolds American. At the end of the reporting period, the equity portion of the Fund was underweight in other well-known names, including GE, Cisco Systems, Johnson & Johnson, Apple and JPMorgan Chase.

HOW DID THE FUND'S FIXED-INCOME INVESTMENTS PERFORM?

The fixed-income portion of the Fund underperformed the Lehman Brothers(R) Aggregate Bond Index(4) during the reporting period. The Fund's modest allocation to high-yield bonds and leveraged loans hurt performance, as both of these allocations underperformed the Lehman Brothers(R) Aggregate Bond Index during the reporting period. The Fund was helped by its allocation to emerging-market debt, as this allocation outperformed the Lehman Brothers(R) Aggregate Bond Index during the reporting period.

WERE THERE ANY SIGNIFICANT CHANGES IN THE FUND'S FIXED-INCOME POSITIONING?

Among the Fund's fixed-income investments, the largest weighting shifts were in non-investment-grade securities. The Fund held an overweight in leveraged loans and a corresponding underweight in high-yield bonds for much of the 12-month reporting period. When the spreads(5) on high-yield securities widened during July and August, we repositioned the Fund by reducing its exposure to leveraged loans and increasing the Fund's weighting in high-yield bonds.


4. See footnote on page 6 for more information on the Lehman Brothers(R) Aggregate Bond Index.
5. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 10 MainStay Income Manager Fund

PORTFOLIO OF INVESTMENTS+++ OCTOBER 31, 2007

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
LONG-TERM BONDS (43.5%)+
ASSET-BACKED SECURITIES (4.2%)
-----------------------------------------------------------------------------
AIRLINES (0.0%)++
Continental Airlines, Inc.
 Series 1992-2, Class A1
 7.256%, due 3/15/20                                $   30,507   $     31,117
                                                                 ------------

AUTOMOBILE (0.3%)
Drive Auto Receivables Trust
 Series 2005-3, Class A4
 5.09%, due 6/17/13 (a)                                500,000        500,643
Harley-Davidson Motorcycle Trust
 Series 2007-3, Class B
 6.04%, due 8/15/14                                    500,000        508,525
                                                                 ------------
                                                                    1,009,168
                                                                 ------------
CREDIT CARDS (0.2%)
Chase Issuance Trust
 Series 2005, Class A-10
 4.65%, due 12/17/12                                   750,000        746,423
                                                                 ------------

HOME EQUITY (3.7%)
Ameriquest Mortgage Securities, Inc.
 Series 2003-8, Class AF5
 4.64%, due 10/25/33                                   500,000        488,421
Chase Funding Mortgage Loan Asset-Backed
 Certificates
 Series 2002-2, Class 1A5
 5.833%, due 4/25/32                                   385,308        380,246
Citicorp Residential Mortgage Securities, Inc.
 Series 2006-2, Class A2
 5.557%, due 9/25/36                                   540,000        532,410
 Series 2006-1, Class A3
 5.706%, due 7/25/36                                   500,000        492,005
Citifinancial Mortgage Securities, Inc.
 Series 2003-3, Class AF5
 4.553%, due 8/25/33                                   588,079        568,271
Citigroup Mortgage Loan Trust, Inc.
 Series 2006-WF2, Class A2C
 5.852%, due 5/25/36                                   500,000        506,908
Countrywide Asset-Backed Certificates
 Series 2006-S8, Class A3
 5.555%, due 4/25/36 (b)                               500,000        477,418
 Series 2003-5, Class AF5
 5.739%, due 2/25/34                                   612,813        598,649
 Series 2006-S5, Class A3
 5.762%, due 6/25/35                                   500,000        476,567
 Series 2007-S1, Class A3
 5.81%, due 11/25/36 (b)                               500,000        466,635

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
HOME EQUITY (CONTINUED)
Credit-Based Asset Servicing and Securitization
 LLC
 Series 2007-CB2, Class A2C
 5.623%, due 2/25/37                                $  500,000   $    480,957
 Series 2007-CB4, Class A2B
 5.723%, due 4/25/37                                   200,000        195,681
Equity One ABS, Inc.
 Series 2003-4, Class AF6
 4.833%, due 10/25/34                                  500,000        480,346
 Series 2003-3, Class AF4
 4.995%, due 12/25/33                                  491,458        468,493
GMAC Mortgage Corp. Loan Trust
 Series 2006-HE2, Class A3
 6.32%, due 5/25/36                                    500,000        493,878
GSAA Home Equity Trust
 Series 2006-6, Class AF2
 5.687%, due 3/25/36 (b)                               500,000        499,821
 Series 2007-2, Class AF2
 5.69%, due 3/25/37 (b)                                500,000        498,806
 Series 2006-13, Class AF3
 6.04%, due 7/25/36 (b)                                500,000        484,168
JPMorgan Mortgage Acquisition Corp.
 Series 2007-CH1, Class AF3
 5.532%, due 11/25/36                                  500,000        489,294
 Series 2007-CH2, Class AF3
 5.552%, due 1/25/37                                   500,000        488,226
 Series 2006-WF1, Class A6
 6.00%, due 7/25/36                                    500,000        477,571
Marriott Vacation Club Owner Trust
 Series 2006-1A, Class A
 5.737%, due 4/20/28 (a)                               147,836        146,858
Morgan Stanley Mortgage Loan Trust
 Series 2006-17XS, Class A3A
 5.651%, due 10/25/46                                  500,000        463,108
 Series 2007-3XS, Class 2A2
 5.704%, due 1/25/47                                   500,000        468,269
Option One Mortgage Loan Trust
 Series 2007-FXD1, Class 3A3
 5.611%, due 1/25/37 (b)                               570,000        557,750
Residential Asset Mortgage Products, Inc.
 Series 2003-RZ5, Class A7
 4.97%, due 9/25/33                                    479,638        460,022
 Series 2003-RS7, Class AI6
 5.34%, due 8/25/33 (b)                                461,896        449,817
Residential Asset Securities Corp.
 Series 2003-KS9, Class AI6
 4.71%, due 11/25/33 (b)                                89,775         87,318
 Series 2002-KS2, Class AI6
 6.228%, due 4/25/32 (b)                               432,625        432,912

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   11

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
ASSET-BACKED SECURITIES (CONTINUED)
-----------------------------------------------------------------------------
HOME EQUITY (CONTINUED)
Residential Funding Mortgage
 Securities II, Inc.
 Series 2007-HSA3, Class 1A3
 6.03%, due 5/25/37 (b)                             $  750,000   $    722,184
Saxon Asset Securities Trust
 Series 2003-1, Class AF5
 4.955%, due 6/25/33                                    96,707         92,035
Terwin Mortgage Trust
 Series 2005-14HE, Class AF2
 4.849%, due 8/25/36                                   500,000        493,755
                                                                 ------------
                                                                   14,418,799
                                                                 ------------
Total Asset-Backed Securities
 (Cost $16,582,014)                                                16,205,507
                                                                 ------------

COMMERCIAL MORTGAGE LOANS
(COLLATERALIZED MORTGAGE OBLIGATIONS) (6.1%)
-----------------------------------------------------------------------------
Banc of America Commercial Mortgage, Inc.
 Series 2005-6, Class A4
 5.181%, due 9/10/47 (b)                             1,000,000        980,796
 Series 2006-6, Class A2
 5.309%, due 10/10/45                                  500,000        499,172
 Series 2006-4, Class A3A
 5.60%, due 7/10/46                                    250,000        250,345
 Series 2006-4, Class A4
 5.634%, due 7/10/46                                   500,000        500,243
 Series 2006-2, Class AAB
 5.722%, due 5/10/45 (b)                               500,000        505,461
 Series 2006-2, Class A4
 5.74%, due 5/10/45 (b)                                730,000        739,559
Banc of America Funding Corp.
 Series 2006-7, Class T2A3
 5.695%, due 10/25/36                                  500,000        503,174
Bear Stearns Adjustable Rate Mortgage Trust
 Series 2005-8, Class A4
 5.096%, due 8/25/35 (a)(b)                            500,000        478,944
Bear Stearns Commercial Mortgage Securities
 Series 2006-PW12, Class AAB
 5.686%, due 9/11/38 (b)                               250,000        252,070
 Series 2007-PW17, Class A3
 5.736%, due 6/11/50                                   500,000        501,768
Citigroup/Deutsche Bank Commercial Mortgage Trust
 Series 2005-CD1, Class AM
 5.225%, due 7/15/44 (b)                             1,000,000        974,564

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
Commercial Mortgage Pass-Through Certificates
 Series 2006-C8, Class AAB
 5.291%, due 12/10/46                               $  500,000   $    490,889
 Series 2006-C8, Class A4
 5.306%, due 12/10/46                                  500,000        488,166
CW Capital Cobalt, Ltd.
 Series 2006-C1, Class A4
 5.223%, due 8/15/48                                   500,000        484,370
First Horizon Alternative Mortgage Securities
 Series 2006-AA6, Class 1A1
 5.684%, due 10/25/36 (b)                              607,419        610,679
JP Morgan Chase Commercial Mortgage Securities
 Corp.
 Series 2004-C3, Class A5
 4.878%, due 1/15/42                                   510,000        490,429
 Series 2006-LDP8, Class A4
 5.399%, due 5/15/45                                   500,000        491,667
 Series 2006-CB17, Class A4
 5.429%, due 12/12/43                                  500,000        492,441
 Series 2006-CB16, Class A3B
 5.579%, due 5/12/45                                   500,000        498,826
 Series 2007-CB20, Class A4
 5.794%, due 2/12/51 (b)                               500,000        503,448
 Series 2006-CB15, Class A4
 5.814%, due 6/12/43 (b)                               500,000        506,627
 Series 2007-CB20, Class A3
 5.819%, due 2/12/51                                   500,000        504,059
 Series 2007-LD12, Class A3
 5.991%, due 2/15/51 (b)                               500,000        510,298
JPMorgan Mortgage Trust
 Series 2006-A4, Class 1A1
 5.821%, due 6/25/36 (b)                             1,051,840      1,058,365
LB-UBS Commercial Mortgage Trust
 Series 2006-C7, Class A3
 5.347%, due 11/15/38                                  500,000        489,859
 Series 2007-C6, Class AAB
 5.855%, due 7/15/40                                   500,000        505,452
 Series 2006-C4, Class AAB
 5.858%, due 6/15/32 (b)                               300,000        305,199
 Series 2007-C6, Class A3
 5.933%, due 7/15/40                                   500,000        507,654
Merrill Lynch Mortgage Trust
 Series 2005-LC1, Class A4
 5.291%, due 1/12/44 (b)                               500,000        490,780
Merrill Lynch/Countrywide Commercial Mortgage
 Trust
 Series 2007-8, Class A2
 5.92%, due 8/12/49 (b)                                500,000        509,183

 12 MainStay Income Manager Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
COMMERCIAL MORTGAGE LOANS
(COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
-----------------------------------------------------------------------------
Morgan Stanley Capital I
 Series 2006-IQ12, Class A4
 5.332%, due 12/15/43                               $  500,000   $    488,910
 Series 2007-IQ14, Class AAB
 5.654%, due 4/15/49 (b)                               500,000        498,724
 Series 2006-HQ9, Class AM
 5.773%, due 7/12/44 (b)                               500,000        500,618
Structured Adjustable Rate Mortgage Loan Trust
 Series 2006-8, Class 4A3
 5.734%, due 9/25/36 (b)                               500,000        498,679
 Series 2005-22, Class 5A2
 5.998%, due 12/25/35 (b)                              722,110        705,862
 Series 2006-5, Class 1A1
 6.069%, due 6/25/36 (b)                               732,761        746,438
TBW Mortgage-Backed Pass-Through Certificates
 Series 2006-6, Class A2B
 5.66%, due 1/25/37                                    500,000        498,033
Wachovia Bank Commercial Mortgage Trust
 Series 2005-C18, Class A4
 4.935%, due 4/15/42                                 1,000,000        958,629
 Series 2006-C29, Class AM
 5.339%, due 11/15/48                                  500,000        485,192
WaMu Mortgage Pass-Through Certificates
 Series 2006-AR12, Class 2A1
 5.75%, due 10/25/36 (b)                             1,484,380      1,478,958
Wells Fargo Mortgage Backed Securities Trust
 Series 2007-AR3, Class A2
 5.739%, due 4/25/37 (b)                             1,000,000        971,250
                                                                 ------------
Total Commercial Mortgage Loans
 (Cost $24,216,578)                                                23,955,780
                                                                 ------------

CORPORATE BONDS (16.1%)
-----------------------------------------------------------------------------
ADVERTISING (0.1%)
Lamar Media Corp.
 6.625%, due 8/15/15 (a)                               300,000        287,250
R.H. Donnelley Corp.
 8.875%, due 1/15/16                                   250,000        250,000
                                                                 ------------
                                                                      537,250
                                                                 ------------
AEROSPACE & DEFENSE (0.2%)
DRS Technologies, Inc.
 6.875%, due 11/1/13                                   200,000        200,000
Lockheed Martin Corp.
 7.65%, due 5/1/16                                     100,000        113,591

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
AEROSPACE & DEFENSE (CONTINUED)
Northrop Grumman Corp.
 7.125%, due 2/15/11                                $  100,000   $    106,148
Raytheon Co.
 6.40%, due 12/15/18                                    50,000         53,039
TransDigm, Inc.
 7.75%, due 7/15/14                                    200,000        203,500
                                                                 ------------
                                                                      676,278
                                                                 ------------
AUTO MANUFACTURERS (0.1%)
Ford Motor Credit Co.
 7.45%, due 7/16/31                                     35,000         27,650
General Motors Corp.
 8.375%, due 7/15/33 (c)                               400,000        364,000
                                                                 ------------
                                                                      391,650
                                                                 ------------
AUTO PARTS & EQUIPMENT (0.1%)
TRW Automotive, Inc.
 7.00%, due 3/15/14 (a)                                300,000        292,500
                                                                 ------------

BANKS (0.5%)
Bank of America Corp.
 5.75%, due 8/15/16                                    125,000        125,080
 5.875%, due 2/15/09                                   250,000        251,691
Bank One Corp.
 Series A
 6.00%, due 2/17/09                                    250,000        252,369
Deutsche Bank Financial, Inc.
 7.50%, due 4/25/09                                    100,000        103,472
JPMorgan Chase & Co.
 5.875%, due 6/13/16                                   100,000        101,170
Key Bank N.A.
 5.80%, due 7/1/14                                     175,000        175,591
Mercantile-Safe Deposit & Trust Co.
 5.70%, due 11/15/11                                   100,000        102,298
National City Bank
 4.625%, due 5/1/13                                    250,000        240,785
PNC Bank N.A.
 5.25%, due 1/15/17                                     75,000         71,204
Popular North America, Inc.
 5.65%, due 4/15/09                                    375,000        377,214
SunTrust Banks, Inc.
 5.45%, due 12/1/17                                     50,000         48,675
Wells Fargo Bank N.A.
 6.45%, due 2/1/11                                     250,000        259,557
                                                                 ------------
                                                                    2,109,106
                                                                 ------------
BEVERAGES (0.2%)
Anheuser-Busch Cos., Inc.
 5.75%, due 4/1/10                                     100,000        102,586
Coca-Cola Co. (The)
 5.35%, due 11/15/17                                   550,000        546,192

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   13

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
BEVERAGES (CONTINUED)
Coca-Cola Enterprises, Inc.
 7.00%, due 5/15/98                                 $  100,000   $    106,362
Cott Beverages USA, Inc.
 8.00%, due 12/15/11                                   200,000        193,500
                                                                 ------------
                                                                      948,640
                                                                 ------------
BUILDING MATERIALS (0.2%)
Compression Polymers Corp.
 10.50%, due 7/1/13                                    200,000        200,000
Masco Corp.
 5.75%, due 10/15/08                                   200,000        200,948
Nortek, Inc.
 8.50%, due 9/1/14                                     250,000        221,250
NTK Holdings, Inc.
 (zero coupon), due 3/1/14 (c)                         100,000         65,500
U.S. Concrete, Inc.
 8.375%, due 4/1/14                                    200,000        182,000
                                                                 ------------
                                                                      869,698
                                                                 ------------
CHEMICALS (0.3%)
Dow Chemical Co. (The)
 8.55%, due 10/15/09                                   100,000        106,542
Innophos, Inc.
 8.875%, due 8/15/14                                   325,000        327,438
MacDermid, Inc.
 9.50%, due 4/15/17 (a)                                150,000        143,250
Mosaic Global Holdings, Inc.
 7.625%, due 12/1/16 (a)(c)                            250,000        269,375
Rockwood Specialties Group, Inc.
 7.50%, due 11/15/14                                   400,000        400,000
                                                                 ------------
                                                                    1,246,605
                                                                 ------------
COMMERCIAL SERVICES (0.6%)
ARAMARK Corp.
 8.50%, due 2/1/15                                     250,000        253,125
Corrections Corp. of America
 7.50%, due 5/1/11                                     200,000        202,500
Hertz Corp. (The)
 8.875%, due 1/1/14                                    400,000        412,000
Iron Mountain, Inc.
 8.75%, due 7/15/18 (c)                                150,000        157,500
Mac-Gray Corp.
 7.625%, due 8/15/15                                   400,000        402,000
McKesson Corp.
 5.25%, due 3/1/13                                     125,000        124,304
Service Corp. International
 7.00%, due 6/15/17                                    350,000        342,125
United Rentals, Inc.
 7.75%, due 11/15/13                                   300,000        319,500

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
COMMERCIAL SERVICES (CONTINUED)
Viant Holdings, Inc.
 10.125%, due 7/15/17 (a)                           $  139,000   $    130,660
                                                                 ------------
                                                                    2,343,714
                                                                 ------------
COMPUTERS (0.2%)
Activant Solutions, Inc.
 9.50%, due 5/1/16                                     250,000        228,125
SunGard Data Systems, Inc.
 9.125%, due 8/15/13                                   400,000        408,000
                                                                 ------------
                                                                      636,125
                                                                 ------------
DIVERSIFIED FINANCIAL SERVICES (1.8%)
American Real Estate Partners, L.P./ American Real
 Estate Finance Corp.
 7.125%, due 2/15/13                                   400,000        390,000
Ameriprise Financial, Inc.
 5.35%, due 11/15/10                                    50,000         50,397
Capital One Bank
 5.125%, due 2/15/14                                   100,000         95,439
Caterpillar Financial Services Corp.
 4.30%, due 6/1/10                                      50,000         49,297
Citigroup, Inc.
 5.875%, due 2/22/33                                   250,000        237,831
Ford Motor Credit Co.
 9.875%, due 8/10/11                                   350,000        349,470
General Electric Capital Corp.
 5.625%, due 9/15/17                                   500,000        504,873
General Motors Acceptance Corp.
 6.875%, due 9/15/11                                   500,000        460,806
Global Cash Acceptance/Global Cash Finance Corp.
 8.75%, due 3/15/12                                     45,000         46,575
Goldman Sachs Group, Inc. (The)
 5.35%, due 1/15/16                                    150,000        146,030
 5.70%, due 9/1/12                                     150,000        152,329
Hawker Beechcraft Acquisition Co. LLC/ Hawker
 Beechcraft Co.
 9.75%, due 4/1/17 (a)                                 400,000        407,000
HSBC Finance Corp.
 4.75%, due 7/15/13                                  1,000,000        962,958
Idearc, Inc.
 8.00%, due 11/15/16                                   400,000        401,000
JPMorgan Chase & Co.
 5.15%, due 10/1/15                                    100,000         97,104
 5.75%, due 1/2/13                                     250,000        254,436
Lehman Brothers Holdings, Inc.
 5.75%, due 7/18/11                                    125,000        125,589
 7.00%, due 9/27/27                                    125,000        127,657
MBNA Corp.
 6.125%, due 3/1/13                                    100,000        102,578

 14 MainStay Income Manager Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
Morgan Stanley
 Series E
 5.45%, due 1/9/17                                  $  350,000   $    338,510
 6.60%, due 4/1/12                                     125,000        130,889
 6.75%, due 10/15/13                                   125,000        131,510
National Rural Utilities Cooperative Finance Corp.
 5.75%, due 8/28/09                                    250,000        253,526
Pinnacle Foods Finance LLC/Pinnacle Foods Finance
 Corp.
 9.25%, due 4/1/15 (a)                                 350,000        332,500
Pricoa Global Funding I
 4.625%, due 6/25/12 (a)                               200,000        195,491
Rainbow National Services LLC
 10.375%, due 9/1/14 (a)                               130,000        143,000
Snoqualmie Entertainment Authority
 9.125%, due 2/1/15 (a)                                400,000        393,000
Textron Financial Corp.
 4.125%, due 3/3/08                                     25,000         24,937
Toyota Motor Credit Corp.
 4.25%, due 3/15/10                                     50,000         49,831
                                                                 ------------
                                                                    6,954,563
                                                                 ------------
ELECTRIC (2.5%)
AES Corp. (The)
 8.75%, due 5/15/13 (a)                                200,000        211,500
Alabama Power Co.
 5.55%, due 2/1/17                                      50,000         50,106
American Electric Power Co., Inc.
 Series C
 5.375%, due 3/15/10                                   100,000        100,578
Arizona Public Service Co.
 5.50%, due 9/1/35                                     325,000        283,477
Cms Energy Corp.
 8.50%, due 4/15/11                                    500,000        536,123
Commonwealth Edison Co.
 5.95%, due 8/15/16                                    150,000        151,320
 6.15%, due 9/15/17                                    250,000        255,181
Consolidated Edison Co. of New York, Inc.
 3.85%, due 6/15/13                                  1,000,000        934,103
Consumers Energy Co.
 Series C
 4.25%, due 4/15/08                                    125,000        124,464
 Series B
 5.375%, due 4/15/13                                   100,000         99,559
Dominion Resources, Inc.
 Series D
 5.125%, due 12/15/09                                1,250,000      1,249,930
 Series B
 6.25%, due 6/30/12                                     60,000         62,039

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
ELECTRIC (CONTINUED)
DTE Energy Co.
 Series A
 6.65%, due 4/15/09                                 $  100,000   $    102,024
Duke Energy Corp.
 6.25%, due 1/15/12                                    125,000        129,868
Edison Mission Energy
 7.00%, due 5/15/17 (a)                                600,000        586,500
Energy Future Holdings
 10.875%, due 11/1/17 (a)                              200,000        202,250
Entergy Mississippi, Inc.
 5.15%, due 2/1/13                                     250,000        243,921
FirstEnergy Corp.
 Series B
 6.45%, due 11/15/11                                   125,000        128,999
IES Utilities, Inc.
 Series B
 6.75%, due 3/15/11                                    100,000        104,365
Mirant North America LLC
 7.375%, due 12/31/13                                  400,000        405,500
Nevada Power Co.
 6.50%, due 4/15/12                                    900,000        925,679
Niagara Mohawk Power Corp.
 7.75%, due 10/1/08                                    100,000        102,242
Northern States Power Co.
 6.875%, due 8/1/09                                    100,000        103,117
NRG Energy, Inc.
 7.375%, due 2/1/16                                    600,000        598,500
Pacific Gas & Electric Co.
 4.80%, due 3/1/14                                     100,000         96,820
 5.80%, due 3/1/37                                     300,000        288,620
Pepco Holdings, Inc.
 6.45%, due 8/15/12                                    400,000        414,681
 7.45%, due 8/15/32                                     50,000         55,419
Progress Energy, Inc.
 5.625%, due 1/15/16                                    50,000         49,691
 6.85%, due 4/15/12                                     25,000         26,463
 7.10%, due 3/1/11                                      47,000         49,524
PSE&G Power LLC
 7.75%, due 4/15/11                                    100,000        107,578
Reliant Energy, Inc.
 7.625%, due 6/15/14                                   400,000        403,500
San Diego Gas & Electric Co.
 5.35%, due 5/15/35                                     50,000         46,037
Southern California Edison Co.
 6.65%, due 4/1/29                                     100,000        105,801
Texas Competitive Electric Holdings Co. LLC
 10.25%, due 11/1/15 (a)                               200,000        201,000

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   15

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
ELECTRIC (CONTINUED)
Union Electric Co.
 5.40%, due 2/1/16                                  $   50,000   $     48,959
                                                                 ------------
                                                                    9,585,438
                                                                 ------------
ENGINEERING & CONSTRUCTION (0.1%)
Esco Corp.
 8.625%, due 12/15/13 (a)                              250,000        254,375
                                                                 ------------

ENTERTAINMENT (0.6%)
Isle of Capri Casinos, Inc.
 7.00%, due 3/1/14                                     150,000        133,125
Marquee, Inc.
 Series B
 8.625%, due 8/15/12                                   300,000        311,250
Pokagon Gaming Authority
 10.375%, due 6/15/14 (a)                              400,000        442,000
Shingle Springs Tribal Gaming Authority
 9.375%, due 6/15/15 (a)                               400,000        402,000
Six Flags, Inc.
 8.875%, due 2/1/10 (c)                                200,000        170,500
Tunica-Biloxi Gaming Authority
 9.00%, due 11/15/15 (a)                               250,000        260,000
Vail Resorts, Inc.
 6.75%, due 2/15/14                                    300,000        296,250
Warner Music Group
 7.375%, due 4/15/14                                   100,000         88,750
WMG Holdings Corp.
 (zero coupon), due 12/15/14
 9.50%, beginning 12/15/09                             100,000         73,500
                                                                 ------------
                                                                    2,177,375
                                                                 ------------
ENVIRONMENTAL CONTROL (0.2%)
Allied Waste North America
 6.875%, due 6/1/17                                    350,000        350,000
 7.875%, due 4/15/13                                   150,000        154,500
Republic Services, Inc.
 6.75%, due 8/15/11                                     25,000         26,204
Waste Services, Inc.
 9.50%, due 4/15/14                                    150,000        150,000
                                                                 ------------
                                                                      680,704
                                                                 ------------
FOOD (0.5%)
Del Monte Corp.
 6.75%, due 2/15/15                                    300,000        291,750
General Mills, Inc.
 5.70%, due 2/15/17                                    400,000        395,710
H.J. Heinz Finance Co.
 6.75%, due 3/15/32                                    500,000        518,249

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
FOOD (CONTINUED)
Kellogg Co.
 Series B
 7.45%, due 4/1/31                                  $  100,000   $    115,324
Kroger Co. (The)
 4.95%, due 1/15/15                                    100,000         95,289
Pepsi Bottling Holdings, Inc.
 5.625%, due 2/17/09 (a)                               100,000        100,476
Safeway, Inc.
 6.35%, due 8/15/17                                    200,000        207,044
 6.50%, due 3/1/11                                     100,000        103,483
Unilever Capital Corp.
 7.125%, due 11/1/10                                   100,000        106,634
                                                                 ------------
                                                                    1,933,959
                                                                 ------------
FOREST PRODUCTS & PAPER (0.4%)
Appleton Papers, Inc.
 8.125%, due 6/15/11                                   400,000        397,000
Buckeye Technologies, Inc.
 8.50%, due 10/1/13                                    400,000        412,000
Georgia-Pacific Corp.
 7.00%, due 1/15/15 (a)                                600,000        588,000
Weyerhaeuser Co.
 6.75%, due 3/15/12                                    100,000        104,108
                                                                 ------------
                                                                    1,501,108
                                                                 ------------
GAS (0.0%)++
Atmos Energy Corp.
 4.00%, due 10/15/09                                    50,000         49,015
                                                                 ------------

HAND & MACHINE TOOLS (0.1%)
Baldor Electric Co.
 8.625%, due 2/15/17                                   400,000        417,000
                                                                 ------------

HEALTH CARE-PRODUCTS (0.0%)++
Bausch & Lomb, Inc.
 9.875%, due 11/1/15 (a)                               155,000        159,650
                                                                 ------------

HEALTH CARE-SERVICES (0.3%)
Aetna, Inc.
 7.875%, due 3/1/11                                     50,000         53,933
DaVita, Inc.
 7.25%, due 3/15/15                                    400,000        404,500
HCA, Inc.
 9.25%, due 11/15/16                                   500,000        526,250
Quest Diagnostics, Inc.
 5.125%, due 11/1/10                                    25,000         25,037
                                                                 ------------
                                                                    1,009,720
                                                                 ------------
HOME BUILDERS (0.1%)
Centex Corp.
 4.875%, due 8/15/08                                   100,000         97,745

 16 MainStay Income Manager Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
HOME BUILDERS (CONTINUED)
Meritage Homes Corp.
 6.25%, due 3/15/15                                 $  300,000   $    237,000
Pulte Homes, Inc.
 7.875%, due 8/1/11                                    100,000         96,167
                                                                 ------------
                                                                      430,912
                                                                 ------------
HOME FURNISHINGS (0.0%)++
ALH Finance LLC/ALH Finance Corp.
 8.50%, due 1/15/13                                    200,000        196,500
                                                                 ------------

HOUSEHOLD PRODUCTS & WARES (0.2%)
American Greetings Corp.
 7.375%, due 6/1/16                                    150,000        147,000
Clorox Co., Senior Note
 5.95%, due 10/15/17                                   180,000        180,389
Johnsondiversey, Inc.
 Series B
 9.625%, due 5/15/12                                   400,000        415,000
                                                                 ------------
                                                                      742,389
                                                                 ------------
INSURANCE (0.3%)
Allstate Corp. (The)
 7.20%, due 12/1/09                                    100,000        104,455
American International Group, Inc.
 4.70%, due 10/1/10                                    100,000         99,219
ASIF Global Financing XVIII
 3.85%, due 11/26/07 (a)                                50,000         49,958
Berkshire Hathaway Finance Corp.
 4.625%, due 10/15/13                                  100,000         97,143
CIGNA Corp.
 7.00%, due 1/15/11                                    100,000        105,160
Everest Reinsurance Holdings, Inc.
 8.75%, due 3/15/10                                    500,000        540,383
Lincoln National Corp.
 6.30%, due 10/9/37                                    150,000        150,192
Nationwide Financial Services, Inc.
 5.10%, due 10/1/15                                     25,000         23,758
Principal Life Income Funding Trust
 5.20%, due 11/15/10                                    25,000         24,974
                                                                 ------------
                                                                    1,195,242
                                                                 ------------
IRON & STEEL (0.1%)
Steel Dynamics, Inc.
 7.375%, due 11/1/12 (a)                               400,000        400,000
                                                                 ------------

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
LEISURE TIME (0.2%)
Leslie's Poolmart, Inc.
 7.75%, due 2/1/13                                  $  400,000   $    380,000
Travelport LLC
 9.875%, due 9/1/14                                    400,000        412,000
                                                                 ------------
                                                                      792,000
                                                                 ------------
LODGING (0.2%)
Harrah's Operating Co., Inc.
 5.625%, due 6/1/15                                     50,000         38,750
MGM Mirage, Inc.
 5.875%, due 2/27/14                                   400,000        371,000
Station Casinos, Inc.
 7.75%, due 8/15/16                                    150,000        146,813
Wynn Las Vegas LLC
 6.625%, due 12/1/14                                   400,000        393,000
                                                                 ------------
                                                                      949,563
                                                                 ------------
MACHINERY--CONSTRUCTION & MINING (0.0%)++
Caterpillar, Inc.
 7.25%, due 9/15/09                                    100,000        104,128
                                                                 ------------

MEDIA (1.3%)
Allbritton Communications Co.
 7.75%, due 12/15/12                                   300,000        304,500
Belo Corp.
 8.00%, due 11/1/08                                    750,000        764,015
CCH I LLC
 11.00%, due 10/1/15                                   200,000        194,000
Charter Communications Holdings II LLC/ Charter
 Communications Holdings II Capital Corp.
 10.25%, due 9/15/10                                   200,000        204,000
Charter Communications Operating LLC
 8.00%, due 4/30/12 (a)                                200,000        198,500
Clear Channel Communications, Inc.
 4.625%, due 1/15/08                                   600,000        596,996
Comcast Cable Communications Holdings, Inc.
 8.375%, due 3/15/13                                   150,000        169,262
Comcast Corp.
 6.50%, due 1/15/15                                    100,000        104,543
CSC Holdings, Inc.
 7.625%, due 7/15/18                                   200,000        192,000
Dex Media, Inc.
 8.00%, due 11/15/13                                   250,000        250,625
Mediacom Broadband LLC
 8.50%, due 10/15/15                                   300,000        295,500
News America Holdings, Inc.
 9.25%, due 2/1/13                                     100,000        115,489
Salem Communciations Corp.
 7.75%, due 12/15/10                                   300,000        301,125

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   17

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
MEDIA (CONTINUED)
Time Warner Cable, Inc.
 6.55%, due 5/1/37 (a)                              $  300,000   $    302,427
 9.25%, due 2/15/14                                    400,000        415,500
Univision Communications, Inc.
 9.75%, due 3/15/15 (a)(c)(d)                          400,000        392,000
Walt Disney Co. (The)
 7.00%, due 3/1/32                                     100,000        113,817
                                                                 ------------
                                                                    4,914,299
                                                                 ------------
METAL FABRICATE & HARDWARE (0.0%)++
Mueller Water Products, Inc.
 7.375%, due 6/1/17                                    145,000        134,850
                                                                 ------------

MINING (0.2%)
Century Alluminum Company
 7.50%, due 8/15/14                                    400,000        401,000
Freeport-McMoRan Copper & Gold, Inc.
 8.375%, due 4/1/17                                    500,000        547,500
                                                                 ------------
                                                                      948,500
                                                                 ------------
MISCELLANEOUS--MANUFACTURING (0.2%)
Actuant Corp.
 6.875%, due 6/15/17 (a)                               200,000        200,000
Parker Hannifin Corp.
 7.30%, due 5/15/11                                    500,000        544,155
                                                                 ------------
                                                                      744,155
                                                                 ------------
OIL & GAS (0.7%)
Chesapeake Energy Corp.
 6.625%, due 1/15/16                                   500,000        490,000
Comstock Resources, Inc.
 6.875%, due 3/1/12                                    400,000        384,000
Denbury Resources Inc.
 7.50%, due 12/15/15                                   400,000        406,000
Devon Financing Corp. LLC
 6.875%, due 9/30/11                                   125,000        132,560
Enterprise Products Operating, L.P.
 4.95%, due 6/1/10                                     100,000         99,497
Exco Resources, Inc.
 7.25%, due 1/15/11                                    400,000        395,000
Marathon Oil Corp.
 6.60%, due 10/1/37                                    365,000        380,637
Motiva Enterprises LLC
 5.20%, due 9/15/12 (a)                                200,000        202,080
USX Corp.
 6.85%, due 3/1/08                                     100,000        100,567
                                                                 ------------
                                                                    2,590,341
                                                                 ------------

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
OIL & GAS SERVICES (0.1%)
Allis-Chalmers Energy, Inc.
 8.50%, due 3/1/17                                  $  400,000   $    391,000
Complete Production Services, Inc.
 8.00%, due 12/15/16                                   200,000        194,000
                                                                 ------------
                                                                      585,000
                                                                 ------------
PACKAGING & CONTAINERS (0.2%)
Berry Plastics Holding Corp.
 8.875%, due 9/15/14                                   400,000        410,000
Graham Packaging Co., Inc.
 8.50%, due 10/15/12                                   250,000        248,125
                                                                 ------------
                                                                      658,125
                                                                 ------------
PHARMACEUTICALS (0.1%)
Bristol-Myers Squibb Co.
 5.875%, due 11/15/36                                  400,000        392,616
Eli Lilly & Co.
 4.50%, due 3/15/18                                    100,000         91,938
Schering-Plough Corp.
 5.55%, due 12/1/13                                    100,000        100,409
                                                                 ------------
                                                                      584,963
                                                                 ------------
PIPELINES (0.5%)
Dynegy Holdings, Inc.
 7.75%, due 6/1/19 (a)                                 200,000        187,750
El Paso Corp.
 7.00%, due 6/15/17                                    400,000        400,817
Kinder Morgan Finance Co. ULC
 5.70%, due 1/5/16                                     550,000        500,641
MarkWest Energy Partners, L.P./MarkWest Energy
 Finance Corp.
 Series B
 6.875%, due 11/1/14                                   150,000        140,250
Targa Resources, Inc.
 8.50%, due 11/1/13 (a)                                150,000        151,500
Williams Cos., Inc.
 7.625%, due 7/15/19                                   400,000        434,000
                                                                 ------------
                                                                    1,814,958
                                                                 ------------
REAL ESTATE (0.2%)
AMB Property, L.P.
 5.45%, due 12/1/10                                    500,000        497,868
ERP Operating, L.P.
 7.125%, due 10/15/17                                  100,000        105,702
                                                                 ------------
                                                                      603,570
                                                                 ------------
REAL ESTATE INVESTMENT TRUSTS (0.6%)
Archstone-Smith Operating Trust
 5.25%, due 5/1/15                                      25,000         25,967
AvalonBay Communities, Inc.
 6.125%, due 11/1/12                                   250,000        256,501
Camden Property Trust
 4.375%, due 1/15/10                                    65,000         63,753

 18 MainStay Income Manager Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Host Marriott, L.P.
 7.125%, due 11/1/13                                $  400,000   $    406,000
Liberty Property, L.P.
 8.50%, due 8/1/10                                     125,000        133,449
New Plan Excel Realty Trust
 4.50%, due 2/1/11                                     500,000        492,481
 5.25%, due 9/15/15                                    125,000        116,613
ProLogis
 5.625%, due 11/15/16                                  100,000         96,053
Regency Centers, L.P.
 6.75%, due 1/15/12                                    200,000        206,865
Weingarten Realty Investors
 7.00%, due 7/15/11                                    500,000        522,102
                                                                 ------------
                                                                    2,319,784
                                                                 ------------
RETAIL (0.6%)
Claires Stores, Inc.
 10.50%, due 6/1/17 (a)(c)                              60,000         45,600
CVS Caremark Corp.
 6.25%, due 6/1/27                                     540,000        536,952
Federated Department Stores, Inc.
 6.30%, due 4/1/09                                     250,000        252,129
Ferrellgas Escrow LLC/Ferrellgas Finance Escrow
 Corp.
 6.75%, due 5/1/14                                     300,000        295,500
J.C. Penney Co., Inc.
 8.00%, due 3/1/10                                     250,000        266,338
May Department Stores Co. (The)
 5.95%, due 11/1/08                                    100,000        100,090
Neiman Marcus Group, Inc. (The)
 9.00%, due 10/15/15 (d)                               500,000        527,500
United Auto Group, Inc.
 7.75%, due 12/15/16                                   400,000        389,000
                                                                 ------------
                                                                    2,413,109
                                                                 ------------
SAVINGS & LOANS (0.1%)
Washington Mutual Bank
 5.95%, due 5/20/13                                    250,000        238,030
                                                                 ------------

SEMICONDUCTORS (0.2%)
Amkor Technology, Inc.
 9.25%, due 6/1/16                                     400,000        409,000
Freescale Semiconductor, Inc.
 8.875%, due 12/15/14                                  250,000        236,563
                                                                 ------------
                                                                      645,563
                                                                 ------------
TELECOMMUNICATIONS (0.7%)
American Tower Corp.
 7.00%, due 10/15/17 (a)                               300,000        306,750

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
TELECOMMUNICATIONS (CONTINUED)
AT&T, Inc.
 6.80%, due 5/15/36                                 $  235,000   $    257,172
BellSouth Corp.
 6.00%, due 10/15/11                                   250,000        257,382
Cincinnati Bell, Inc.
 8.375%, due 1/15/14                                   300,000        300,750
Embarq Corp.
 7.995%, due 6/1/36                                     50,000         53,649
GCI, Inc.
 7.25%, due 2/15/14                                    250,000        228,438
MetroPCS Wireless, Inc.
 9.25%, due 11/1/14 (a)                                400,000        397,000
Motorola, Inc.
 4.608%, due 11/16/07                                  100,000         99,976
New Cingular Wireless Services, Inc.
 7.875%, due 3/1/11                                    100,000        108,333
Qwest Capital Funding
 6.875%, due 7/15/28                                   300,000        255,000
Qwest Communications International, Inc.
 Series B
 7.50%, due 2/15/14                                    200,000        202,500
Sprint Capital Corp.
 6.125%, due 11/15/08                                  150,000        150,840
                                                                 ------------
                                                                    2,617,790
                                                                 ------------
TEXTILES (0.1%)
INVISTA
 9.25%, due 5/1/12 (a)                                 250,000        263,750
Simmons Co.
 7.875%, due 1/15/14                                   250,000        239,375
                                                                 ------------
                                                                      503,125
                                                                 ------------
TRANSPORTATION (0.2%)
Burlington Northern Santa Fe Corp.
 6.15%, due 5/1/37                                     150,000        148,188
 7.125%, due 12/15/10                                  100,000        105,707
Norfolk Southern Corp.
 6.75%, due 2/15/11                                    100,000        104,784
 7.05%, due 5/1/37                                      25,000         27,650
Union Pacific Corp.
 5.75%, due 11/15/17                                   485,000        480,746
 6.65%, due 1/15/11                                    100,000        103,967
                                                                 ------------
                                                                      971,042
                                                                 ------------
TRUCKING & LEASING (0.0%)++
TTX Co.
 5.00%, due 4/1/12 (a)                                 100,000        100,096
                                                                 ------------
Total Corporate Bonds
 (Cost $63,558,975)                                                62,972,507
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   19

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
FOREIGN BONDS (2.9%)
-----------------------------------------------------------------------------
BANKS (0.3%)
Barclays Bank PLC
 5.45%, due 9/12/12                                 $  375,000   $    378,318
ICICI Bank, Ltd.
 5.75%, due 1/12/12 (a)                                184,000        177,806
Kazkommerts International B.V.
 7.50%, due 11/29/16 (a)                               160,000        136,000
Nordea Bank Sweden AB
 5.25%, due 11/30/12 (a)                               200,000        199,825
VTB Capital S.A.
 6.609%, due 10/31/12 (a)(e)                           100,000        100,000
                                                                 ------------
                                                                      991,949
                                                                 ------------
BEVERAGES (0.1%)
Diageo Capital PLC
 5.125%, due 1/30/12                                   250,000        248,690
                                                                 ------------

CHEMICALS (0.1%)
Ineos Group Holdings PLC
 8.50%, due 2/15/16 (a)(c)                             400,000        380,000
                                                                 ------------

DIVERSIFIED FINANCIAL SERVICES (0.2%)
CIT Group Co. of Canada
 5.20%, due 6/1/15                                     125,000        111,993
Majapahit Holding B.V.
 7.75%, due 10/17/16 (a)                               100,000        103,130
Petroplus Finance, Ltd.
 6.75%, due 5/1/14 (a)                                 400,000        380,000
UFJ Finance Aruba AEC
 6.75%, due 7/15/13                                    100,000        105,384
                                                                 ------------
                                                                      700,507
                                                                 ------------
ENTERTAINMENT (0.1%)
Great Canadian Gaming Corp.
 7.25%, due 2/15/15 (a)(e)                             400,000        398,000
                                                                 ------------

FOREIGN GOVERNMENTS (1.1%)
Aruba Government
 6.55%, due 11/28/18 (a)                               150,000        151,500
Dominican Republic
 9.04%, due 1/23/18 (a)                                 15,302         17,597
Federal Republic of Brazil
 7.875%, due 3/7/15                                    283,000        321,488
 8.75%, due 2/4/25                                     215,000        281,650
Republic of Argentina
 8.28%, due 12/31/33                                   116,096        117,547
Republic of Colombia
 7.375%, due 9/18/37                                   107,000        122,194
 8.25%, due 12/22/14                                    87,000         99,354

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
FOREIGN GOVERNMENTS (CONTINUED)
Republic of Costa Rica
 6.548%, due 3/20/14 (a)                            $  134,000   $    137,350
Republic of Ecuador
 10.00%, due 8/15/30 (a)                                17,000         16,235
 12.00%, due 11/15/12 (a)                               65,280         65,933
Republic of Indonesia
 6.625%, due 2/17/37 (a)                                 5,000          4,919
 6.875%, due 3/9/17 (a)                                110,000        115,775
Republic of Korea
 5.50%, due 10/17/12                                   110,000        110,839
Republic of Panama
 7.25%, due 3/15/15                                    109,000        119,355
 8.875%, due 9/30/27                                    59,000         76,553
Republic of Peru
 8.375%, due 5/3/16                                     16,000         18,840
 9.875%, due 2/6/15                                     70,000         87,500
Republic of Philippines
 7.75%, due 1/14/31                                     25,000         28,500
 8.875%, due 3/17/15                                   250,000        293,750
 9.875%, due 1/15/19                                    68,000         88,400
Republic of Serbia
 3.75%, due 11/1/24 (a)                                 17,000         16,235
Republic of South Africa
 6.50%, due 6/2/14                                     113,000        120,345
Republic of Turkey
 7.25%, due 3/15/15                                    170,000        179,996
 7.375%, due 2/5/25                                    144,000        152,827
Republic of Uruguay
 7.875%, due 1/15/33 (d)                                50,250         57,034
 8.00%, due 11/18/22                                    82,000         93,480
Republic of Venezuela
 8.50%, due 10/8/14                                    244,000        250,710
Russian Federation
 7.50%, due 3/31/30 (a)                                365,310        411,631
State of Israel
 5.50%, due 11/9/16                                    110,000        110,394
Ukraine Government
 6.58%, due 11/21/16 (a)                               200,000        203,250
United Mexican States
 5.875%, due 1/15/14                                   254,000        265,176
                                                                 ------------
                                                                    4,136,357
                                                                 ------------
HEALTH CARE-PRODUCTS (0.1%)
FMC Finance III S.A.
 6.875%, due 7/15/17 (a)                               400,000        401,000
                                                                 ------------

INVESTMENT COMPANY (0.0%)++
Temasek Financial I, Ltd.
 4.50%, due 9/21/15 (a)                                150,000        143,005
                                                                 ------------

 20 MainStay Income Manager Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
FOREIGN BONDS (CONTINUED)
-----------------------------------------------------------------------------
IRON & STEEL (0.0%)++
Russel Metals, Inc.
 6.375%, due 3/1/14                                 $  200,000   $    190,000
                                                                 ------------

MEDIA (0.1%)
Thomson Corp. (The)
 5.70%, due 10/1/14                                    325,000        324,632
 5.75%, due 2/1/08                                      75,000         75,097
                                                                 ------------
                                                                      399,729
                                                                 ------------
MINING (0.1%)
Corporacion Nacional del
 Cobre-Codelco, Inc.
 4.75%, due 10/15/14 (a)                               120,000        114,015
 6.15%, due 10/24/36 (a)                                65,000         64,928
Novelis, Inc.
 7.25%, due 2/15/15                                    300,000        288,000
                                                                 ------------
                                                                      466,943
                                                                 ------------
OIL & GAS (0.2%)
Gaz Capital for Gazprom
 6.51%, due 3/7/22 (a)                                 137,000        134,260
OPTI Canada, Inc.
 8.25%, due 12/15/14 (a)                               400,000        401,000
Petroliam Nasional Berhad
 7.75%, due 8/15/15 (a)                                200,000        230,067
                                                                 ------------
                                                                      765,327
                                                                 ------------
REAL ESTATE (0.1%)
Westfield Capital Corp., Ltd./WT Finance Aust Pty,
 Ltd./WEA Finance LLC
 4.375%, due 11/15/10 (a)                              500,000        482,315
                                                                 ------------

TELECOMMUNICATIONS (0.4%)
Deutsche Telekom International Finance B.V.
 8.00%, due 6/15/10                                    250,000        268,069
Intelsat Subsidiary Holding Co., Ltd.
 8.625%, due 1/15/15                                   200,000        203,000
Telecom Italia Capital S.A.
 6.375%, due 11/15/33                                  100,000         99,582
Telefonica Emisones SAU
 7.045%, due 6/20/36                                    50,000         54,920
Telefonica Europe B.V.
 7.75%, due 9/15/10                                    100,000        107,075

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
TELECOMMUNICATIONS (CONTINUED)
Vodafone Group PLC
 7.75%, due 2/15/10                                 $  750,000   $    793,153
                                                                 ------------
                                                                    1,525,799
                                                                 ------------
Total Foreign Bonds
 (Cost $11,185,286)                                                11,229,621
                                                                 ------------

LOAN ASSIGNMENTS & PARTICIPATIONS (3.7%)(F)
-----------------------------------------------------------------------------
BEVERAGE, FOOD & TOBACCO (0.1%)
Dole Food Co., Inc.
 Credit Link Deposit
 5.16%, due 4/12/13                                     46,512         45,078
 Tranche C Term Loan
 7.415%, due 4/12/13                                   343,605        333,010
 Tranche B Term Loan
 7.585%, due 4/12/13                                   103,081         99,903
                                                                 ------------
                                                                      477,991
                                                                 ------------
BROADCASTING & ENTERTAINMENT (0.2%)
Atlantic Broadband Finance LLC
 Tranche B2 Term Loan
 7.45%, due 9/1/11                                     497,500        489,519
Gray Television, Inc.
 Delayed Draw Term Loan
 6.73%, due 12/31/14                                   500,000        481,042
                                                                 ------------
                                                                      970,561
                                                                 ------------
BUILDINGS & REAL ESTATE (0.1%)
General Growth Properties, Inc.
 Tranche A1 Term Loan
 6.38%, due 2/24/10                                    348,684        342,750
                                                                 ------------

CHEMICALS, PLASTICS & RUBBER (0.3%)
Huntsman International LLC
 New Term Loan B
 6.643%, due 4/21/14                                   369,418        366,128
INEOS U.S. Finance LLC
 Tranche A4 Term Loan
 7.364%, due 12/17/12                                  413,580        399,880
Lucite International US Finco, Ltd.
 Delayed Draw Term Loan B2
 7.45%, due 7/8/13                                     129,447        126,696
 Term Loan B1
 7.45%, due 7/8/13                                     365,601        357,832
                                                                 ------------
                                                                    1,250,536
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   21

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
LOAN ASSIGNMENTS & PARTICIPATIONS (CONTINUED)
-----------------------------------------------------------------------------
CONTAINERS, PACKAGING & GLASS (0.1%)
Graham Packaging Holdings Co.
 1st Lien Term Loan
 7.661%, due 10/7/11                                $  497,500   $    486,928
Solo Cup Co.
 Term Loan B1
 8.66%, due 2/27/11                                     92,881         92,450
                                                                 ------------
                                                                      579,378
                                                                 ------------
DIVERSIFIED NATURAL RESOURCES, PRECIOUS METALS & MINERALS (0.1%)
Georgia-Pacific Corp.
 Term Loan B
 7.412%, due 12/20/12                                  324,225        316,351
                                                                 ------------

DIVERSIFIED/CONGLOMERATE MANUFACTURING (0.0%)++
Invensys International Holdings, Ltd.
 Tranche A Term Loan
 7.244%, due 1/15/11                                    78,689         76,525
 Term A Bonding
 7.356%, due 12/15/10                                   71,311         69,529
                                                                 ------------
                                                                      146,054
                                                                 ------------
ELECTRONICS (0.1%)
Sensata Technologies Finance Co. LLC
 Term Loan
 6.76%, due 4/26/13                                    493,750        479,731
                                                                 ------------

GROCERY (0.1%)
Roundy's Supermarkets, Inc.
 Tranche B Term Loan
 8.46%, due 11/3/11                                    492,827        489,746
                                                                 ------------

HEALTHCARE, EDUCATION & CHILDCARE (0.3%)
Fresenius Medical Care Holdings, Inc.
 Term Loan
 6.703%, due 3/31/13                                   450,893        444,693
Vanguard Health Holding Co. LLC
 Replacement Term Loan
 7.448%, due 9/23/11                                   491,315        479,954
Warner Chilcott Corp.
 Tranche C Term Loan
 7.198%, due 1/18/12                                    64,899         63,812
Tranche B Term Loan
 7.245%, due 1/18/12                                   216,845        213,213
                                                                 ------------
                                                                    1,201,672
                                                                 ------------
HOME & OFFICE FURNISHINGS, HOUSEWARES, & DURABLE CONSUMER PRODUCTS (0.1%)
Jarden Corp.
 Term Loan B2
 6.948%, due 1/24/12                                   384,021        375,647
                                                                 ------------

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
LEISURE, AMUSEMENT, MOTION PICTURES, ENTERTAINMENT (0.5%)
AMC Entertainment, Inc.
 Term Loan
 6.606%, due 1/26/13                                $  491,250   $    481,886
Bombardier Recreational Products, Inc.
 Term Loan
 7.699%, due 6/28/13                                   455,696        441,835
Cedar Fair, L.P.
 U.S. Term Loan
 6.753%, due 8/30/12                                   493,750        483,073
Easton-Bell Sports, Inc.
 Tranche B Term Loan
 6.851%, due 3/16/12                                   492,500        475,878
                                                                 ------------
                                                                    1,882,672
                                                                 ------------
MACHINERY (0.4%)
Gleason Corp.
 1st Lien Term Loan
 7.171%, due 6/30/13                                   920,750        906,939
RBS Global, Inc.
 Term Loan B
 7.603%, due 7/19/13                                   467,213        463,417
                                                                 ------------
                                                                    1,370,356
                                                                 ------------
MINING, STEEL, IRON & NON-PRECIOUS METALS (0.1%)
Magnum Coal Co.
 Funded Letter of Credit
 8.01%, due 3/21/13                                     22,727         20,568
 Term Loan
 8.42%, due 3/21/13                                    223,864        202,597
                                                                 ------------
                                                                      223,165
                                                                 ------------
PERSONAL & NONDURABLE CONSUMER PRODUCTS (0.1%)
JohnsonDiversey, Inc.
 New Term Loan B
 7.36%, due 12/16/11                                   221,532        218,279
                                                                 ------------

PRINTING & PUBLISHING (0.5%)
Cenveo Corp.
 Term Loan C
 6.988%, due 6/21/13                                   497,463        483,161
Hanley Wood LLC
 New Term Loan B
 7.488%, due 3/8/14                                    484,899        398,829
Merrill Communications LLC
 Term Loan
 7.27%, due 5/15/11                                    491,250        482,653
Yell Group PLC
 Term Loan B1
 6.753%, due 10/27/12                                  500,000        492,032
                                                                 ------------
                                                                    1,856,675
                                                                 ------------

 22 MainStay Income Manager Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
LOAN ASSIGNMENTS & PARTICIPATIONS (CONTINUED)
-----------------------------------------------------------------------------
RETAIL STORE (0.3%)
Neiman Marcus Group, Inc. (The)
 Term Loan B
 7.448%, due 4/6/13                                 $  328,387   $    322,449
Petco Animal Supplies, Inc.
 Term Loan B
 7.328%, due 10/25/13                                  198,500        193,620
Yankee Candle Co., Inc. (The)
 Term Loan B
 7.20%, due 2/6/14                                     497,500        483,197
                                                                 ------------
                                                                      999,266
                                                                 ------------
UTILITIES (0.3%)
Covanta Energy Corp.
 Funded Letter of Credit
 5.098%, due 2/10/14                                   164,948        160,000
 Term Loan B
 6.876%, due 2/10/14                                   333,376        323,206
InfrastruX Group, Inc.
 Delayed Draw Term Loan
 9.253%, due 11/5/12                                   389,529        366,157
NRG Energy, Inc.
 Synthetic Letter of Credit
 6.848%, due 2/1/13                                     87,490         85,510
 Term Loan B
 6.948%, due 2/1/13                                    210,214        205,458
                                                                 ------------
                                                                    1,140,331
                                                                 ------------
Total Loan Assignments & Participations
 (Cost $14,801,280)                                                14,321,161
                                                                 ------------

U.S. GOVERNMENT & FEDERAL AGENCIES (10.2%)
-----------------------------------------------------------------------------
FEDERAL HOME LOAN BANK (0.9%)
 4.625%, due 10/10/12                                3,500,000      3,498,075
                                                                 ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION
 (MORTGAGE PASS-THROUGH SECURITIES) (3.1%)
 4.50%, due 7/1/18                                      76,343         74,033
 4.50%, due 4/1/22                                   1,705,442      1,649,681
 4.50%, due 8/1/33                                     350,571        327,174
 4.50%, due 8/1/35                                     430,597        401,267
 5.00%, due 12/1/20                                    829,995        818,119
 5.00%, due 4/1/21                                     821,575        809,820
 5.00%, due 3/1/37                                     387,770        372,186
 5.00%, due 6/1/37                                   2,982,700      2,862,827
 5.50%, due 2/1/18                                     359,122        361,163
 5.50%, due 2/1/21                                     328,714        329,234
 5.50%, due 10/1/21                                    470,537        471,281
 5.50%, due 4/1/37                                     185,019        182,151
 5.50%, due 6/1/37                                     983,138        967,898

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
FEDERAL HOME LOAN MORTGAGE CORPORATION
 (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
 5.50%, due 8/1/37                                  $  997,841   $    982,373
 6.00%, due 8/1/21                                     426,201        433,393
 6.50%, due 11/1/16                                     75,751         77,865
 6.50%, due 2/1/27                                       1,034          1,067
 6.50%, due 5/1/29                                      96,409         99,539
 6.50%, due 6/1/29                                     115,486        119,235
 6.50%, due 7/1/29                                     159,866        165,056
 6.50%, due 8/1/29                                      48,741         50,325
 6.50%, due 9/1/29                                       7,937          8,195
 6.50%, due 10/1/29                                        636            657
 6.50%, due 6/1/32                                      62,064         63,980
 6.50%, due 1/1/37                                      44,563         45,649
 7.00%, due 3/1/26                                         518            541
 7.00%, due 9/1/26                                      23,058         24,117
 7.00%, due 10/1/26                                        121            126
 7.00%, due 7/1/30                                       5,926          6,199
 7.00%, due 7/1/32                                      93,320         97,620
 7.50%, due 1/1/16                                      14,034         14,608
 7.50%, due 5/1/32                                      69,135         72,792
 8.00%, due 11/1/12                                     13,873         14,348
                                                                 ------------
                                                                   11,904,519
                                                                 ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (0.2%)
 5.00%, due 5/1/37                                     694,413        666,505
                                                                 ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (3.2%)
 4.00%, due 12/1/20                                    473,903        446,893
 4.50%, due 7/1/20                                      61,130         59,152
 4.50%, due 12/1/20                                    665,707        644,168
 4.50%, due 3/1/21                                      82,488         79,819
 5.00%, due 2/1/21                                     660,831        650,708
 5.00%, due 10/1/21                                    487,509        480,041
 5.00%, due 7/1/22                                     488,740        481,189
 5.00%, due 8/1/22                                   1,477,569      1,454,740
 5.00%, due 5/1/37                                   1,119,860      1,074,853
 5.00%, due 12/1/37 TBA (g)                          1,500,000      1,438,593
 5.50%, due 9/1/18                                      67,333         67,662
 5.50%, due 7/1/22                                     688,076        689,271
 5.50%, due 10/1/35                                  2,292,805      2,261,821
 5.50%, due 11/1/35                                    760,068        749,797
 5.958%, due 7/1/36 (b)                                485,374        488,769
 6.00%, due 4/1/19                                      10,085         10,273
 6.00%, due 11/1/35                                     74,640         75,270
 6.00%, due 1/1/36                                     383,996        387,239
 6.00%, due 8/1/36                                     105,948        106,749
 6.00%, due 9/1/36                                      87,470         88,131
 6.00%, due 10/1/36                                    421,164        424,346
 6.00%, due 4/1/37                                     301,745        304,024
 7.00%, due 10/1/37                                     24,249         25,150

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   23

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
-----------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
 7.00%, due 11/1/37 TBA (g)                         $   75,000   $     77,766
 7.50%, due 8/1/11                                       2,859          2,904
 7.50%, due 10/1/11                                      3,260          3,357
 7.50%, due 10/1/15                                     79,402         82,448
 8.00%, due 7/1/09                                       1,373          1,404
 8.00%, due 4/1/10                                       6,774          6,976
 8.00%, due 8/1/11                                       1,334          1,383
 8.00%, due 10/1/11                                     10,530         10,916
 8.00%, due 11/1/11                                      2,359          2,445
                                                                 ------------
                                                                   12,678,257
                                                                 ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (1.6%)
 5.50%, due 9/15/35                                    768,514        764,173
 5.50%, due 7/15/36                                    495,599        492,582
 5.50%, due 11/15/36                                   493,877        490,871
 5.50%, due 1/15/37                                    477,034        474,143
 5.50%, due 8/15/37                                    698,471        694,238
 6.00%, due 1/15/33                                    182,337        185,086
 6.00%, due 11/15/33                                   181,462        184,062
 6.00%, due 11/15/36                                   467,549        473,481
 6.50%, due 4/15/29                                        309            320
 6.50%, due 5/15/29                                        516            533
 6.50%, due 8/15/29                                         72             74
 6.50%, due 7/15/31                                    197,146        203,358
 6.50%, due 10/15/31                                    18,692         19,291
 6.50%, due 8/15/36                                    999,046      1,027,945
 6.50%, due 7/15/37                                  1,000,000      1,028,816
 7.00%, due 7/15/11                                        476            489
 7.00%, due 10/15/11                                    49,279         50,634
 7.00%, due 9/15/23                                      5,975          6,299
 7.00%, due 7/15/25                                      8,275          8,729
 7.00%, due 12/15/25                                    16,127         17,012
 7.00%, due 5/15/26                                     10,964         11,563
 7.00%, due 11/15/27                                    23,708         24,999
 7.00%, due 12/15/27                                   129,204        136,236
 7.00%, due 6/15/28                                      5,361          5,650
 7.50%, due 3/15/26                                     11,190         11,849
 7.50%, due 6/15/26                                        616            652
 7.50%, due 10/15/30                                    48,178         50,952
 8.00%, due 8/15/26                                      2,261          2,406
 8.00%, due 9/15/26                                        924            984
 8.00%, due 10/15/26                                    23,585         25,095
 8.50%, due 11/15/26                                    26,482         28,571
                                                                 ------------
                                                                    6,421,093
                                                                 ------------
UNITED STATES TREASURY BOND (0.3%)
 4.75%, due 2/15/37                                  1,310,000      1,309,283
                                                                 ------------

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
UNITED STATES TREASURY NOTES (0.9%)
 4.25%, due 8/15/14                                 $  400,000   $    399,125
 4.50%, due 5/15/10                                  1,140,000      1,156,121
 4.75%, due 8/15/17 (c)                              1,765,000      1,803,885
                                                                 ------------
                                                                    3,359,131
                                                                 ------------
Total U.S. Government & Federal Agencies
 (Cost $39,699,032)                                                39,836,863
                                                                 ------------

YANKEE BONDS (0.3%)(H)
-----------------------------------------------------------------------------
BEVERAGES (0.1%)
Molson Coors Capital Finance ULC
 4.85%, due 9/22/10                                    300,000        297,926
                                                                 ------------

OIL & GAS (0.0%)++
EnCana Corp.
 6.30%, due 11/1/11                                    100,000        103,836
                                                                 ------------

PIPELINES (0.1%)
TransCanada Pipelines, Ltd.
 4.00%, due 6/15/13                                    250,000        233,020
 5.85%, due 3/15/36                                    100,000         95,885
                                                                 ------------
                                                                      328,905
                                                                 ------------
TRANSPORTATION (0.1%)
Canadian National Railway Co.
 6.375%, due 11/15/37                                  335,000        346,290
 7.625%, due 5/15/23                                    50,000         57,211
                                                                 ------------
                                                                      403,501
                                                                 ------------
Total Yankee Bonds
 (Cost $1,130,723)                                                  1,134,168
                                                                 ------------
Total Long-Term Bonds
 (Cost $171,173,888)                                              169,655,607
                                                                 ------------

                                                        SHARES
PREFERRED STOCKS (0.0%)++
-----------------------------------------------------------------------------
AUTO MANUFACTURERS (0.0%)++
Fiat S.p.A                                               1,305         35,161
Volkswagen A.G                                             847        160,727
                                                                 ------------
Total Preferred Stocks
 (Cost $131,295)                                                      195,888
                                                                 ------------

COMMON STOCKS (54.5%)
-----------------------------------------------------------------------------
ADVERTISING (0.7%)
Lamar Advertising Co. (c)                               49,984      2,672,145
                                                                 ------------

 24 MainStay Income Manager Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.8%)
Boeing Co. (The)                                        17,544   $  1,729,663
Lockheed Martin Corp.                                    5,471        602,029
MTU Aero Engines Holding A.G                             2,023        123,488
Raytheon Co. (c)                                        10,262        652,766
                                                                 ------------
                                                                    3,107,946
                                                                 ------------
AGRICULTURE (1.5%)
Altria Group, Inc.                                      36,860      2,688,200
British American Tobacco PLC                            11,482        436,904
Reynolds American, Inc. (c)                             39,438      2,540,990
                                                                 ------------
                                                                    5,666,094
                                                                 ------------
AIRLINES (0.1%)
Deutsche Lufthansa A.G.                                  7,001        206,781
Qantas Airways, Ltd.                                    65,427        360,148
                                                                 ------------
                                                                      566,929
                                                                 ------------
APPAREL (0.1%)
NIKE, Inc. Class B                                       8,279        548,567
                                                                 ------------
AUTO MANUFACTURERS (0.7%)
Fiat S.p.A                                              10,239        274,090
Ford Motor Co. (c)(i)                                   93,343        827,952
Honda Motor Co., Ltd.                                   14,900        555,368
Peugeot S.A.                                             4,503        417,330
Scania A.B. Class B                                      4,100        111,987
Toyota Motor Corp.                                      12,600        717,566
                                                                 ------------
                                                                    2,904,293
                                                                 ------------
AUTO PARTS & EQUIPMENT (0.0%)++
Tokai Rika Co., Ltd.                                     3,200         93,477
                                                                 ------------

BANKS (3.5%)
Allied Irish Banks PLC                                   4,553        114,032
Australia & New Zealand Banking Group, Ltd.              7,050        197,648
Bank of America Corp.                                   68,477      3,306,070
Bank of New York Mellon Corp. (The)                     64,095      3,131,041
Barclays PLC                                            44,078        553,574
BNP Paribas S.A.                                         5,405        595,740
Commonwealth Bank of Australia                           1,823        104,423
Danske Bank A/S                                          6,100        268,820
DBS Group Holdings, Ltd.                                24,000        371,579
Deutsche Bank A.G.                                         435         58,002
HBOS PLC                                                11,307        205,248
HSBC Holdings PLC                                        5,685        112,416
National City Corp.                                     45,163      1,095,203
Nordea Bank A.B.                                        21,800        389,871
Royal Bank of Scotland Group PLC                        52,418        562,948
Societe Generale                                           540         90,628
State Street Corp.                                       6,598        526,322


                                                        SHARES          VALUE
BANKS (CONTINUED)
U.S. Bancorp (c)                                        46,150   $  1,530,334
UniCredito Italiano S.p.A                               16,601        142,120
UnionBanCal Corp. (c)                                    7,218        389,844
                                                                 ------------
                                                                   13,745,863
                                                                 ------------
BEVERAGES (0.6%)
Coca-Cola Co. (The)                                     19,176      1,184,310
InBev N.V.                                                 825         77,870
PepsiCo, Inc.                                           15,319      1,129,317
                                                                 ------------
                                                                    2,391,497
                                                                 ------------
BIOTECHNOLOGY (0.0%)++
CSL, Ltd./Australia                                      1,212         41,294
                                                                 ------------

BUILDING MATERIALS (0.3%)
Holcim, Ltd.                                               154         17,548
Masco Corp. (c)                                         37,415        900,953
Semapa-Sociedade de
 Investimento E Gestao                                   4,788         77,679
                                                                 ------------
                                                                      996,180
                                                                 ------------
CHEMICALS (1.7%)
Asahi Kasei Corp                                        34,000        258,172
Ashland, Inc.                                           23,121      1,357,665
BASF A.G.                                                4,102        567,456
Dow Chemical Co. (The)                                  31,366      1,412,725
E.I. du Pont de Nemours & Co.                           15,754        779,981
Ecolab, Inc.                                             8,440        398,115
Mitsubishi Chemical Holdings Corp.                      38,000        311,932
Monsanto Co.                                             9,207        898,879
Sigma-Aldrich Corp.                                      8,481        438,213
                                                                 ------------
                                                                    6,423,138
                                                                 ------------
COMMERCIAL SERVICES (1.5%)
Accenture, Ltd. Class A                                 50,790      1,983,350
DeVry, Inc.                                             10,140        554,557
McKesson Corp.                                          35,639      2,355,738
Service Corp. International                             76,900      1,112,743
                                                                 ------------
                                                                    6,006,388
                                                                 ------------
COMPUTERS (2.1%)
V  Hewlett-Packard Co.                                  75,242      3,888,507
International Business Machines Corp.                   28,819      3,346,462
Lexmark International, Inc. Class A (c)(i)              19,914        836,189
                                                                 ------------
                                                                    8,071,158
                                                                 ------------
COSMETICS & PERSONAL CARE (0.3%)
Procter & Gamble Co. (The) (c)                          15,075      1,048,014
                                                                 ------------

DISTRIBUTION & WHOLESALE (0.2%)
IMS-Intl Metal Service                                     222         10,664
Itochu Corp.                                            31,000        387,214
Marubeni Corp.                                          32,000        271,278

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   25


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
DISTRIBUTION & WHOLESALE (CONTINUED)
Mitsubishi Corp.                                         1,000   $     30,772
Sumitomo Corp.                                           5,000         85,945
                                                                 ------------
                                                                      785,873
                                                                 ------------
DIVERSIFIED FINANCIAL SERVICES (2.9%)
Ameriprise Financial, Inc.                              30,917      1,947,153
ASX, Ltd.                                                7,748        413,866
Charles Schwab Corp. (The)                              79,283      1,842,537
V  Citigroup, Inc.                                     117,794      4,935,569
CME Group, Inc.                                          1,145        762,856
Franklin Resources, Inc. (c)                             4,266        553,215
Hong Kong Exchanges and Clearing, Ltd.                   1,500         49,586
Macquarie Bank, Ltd.                                     4,589        359,246
NYSE Euronext (c)                                        4,326        406,082
Schroders PLC                                              626         17,494
                                                                 ------------
                                                                   11,287,604
                                                                 ------------
ELECTRIC (3.1%)
Ameren Corp.                                            27,531      1,488,326
Consolidated Edison, Inc. (c)                            5,449        256,593
Constellation Energy Group, Inc.                         5,126        485,432
Drax Group PLC                                          22,616        317,657
Duke Energy Corp.                                      121,120      2,321,870
E.ON A.G                                                 3,421        668,496
Energy East Corp.                                       15,767        439,584
Entergy Corp.                                           14,973      1,794,814
HongKong Electric Holdings, Ltd.                        37,500        192,091
International Power PLC                                  6,273         63,782
NSTAR                                                   15,826        556,442
Progress Energy, Inc.                                   44,440      2,133,120
Reliant Energy, Inc. (i)                                44,206      1,216,549
RWE A.G                                                    985        134,464
Suez S.A.                                                2,157        140,291
                                                                 ------------
                                                                   12,209,511
                                                                 ------------
ELECTRICAL COMPONENTS & EQUIPMENT (0.4%)
Draka Holdings N.V.                                        609         26,447
Emerson Electric Co.                                    12,131        634,087
Schneider Electric S.A.                                  3,212        442,243
Vossloh A.G                                              3,167        374,482
                                                                 ------------
                                                                    1,477,259
                                                                 ------------
ELECTRONICS (0.1%)
PerkinElmer, Inc. (c)                                   16,799        462,308
                                                                 ------------
ENERGY--ALTERNATE SOURCES (0.1%)
Covanta Holding Corp. (c)(i)                            20,121        545,480
                                                                 ------------

ENGINEERING & CONSTRUCTION (0.0%)++
ABB, Ltd.                                                  199          5,985
Amec PLC                                                 1,383         23,997


                                                        SHARES          VALUE
ENGINEERING & CONSTRUCTION (CONTINUED)
Koninklijke BAM Groep N.V.                                 783   $     20,654
Tecnicas Reunidas S.A.                                     381         32,010
WorleyParsons, Ltd.                                        124          5,544
                                                                 ------------
                                                                       88,190
                                                                 ------------
ENTERTAINMENT (0.5%)
Regal Entertainment Group Class A (c)                   91,815      2,072,265
                                                                 ------------

FOOD (0.7%)
Dairy Crest Group PLC                                   16,360        204,955
Delhaize Group                                           3,221        305,469
Kraft Foods, Inc. Class A                               16,369        546,888
Nestle S.A. Registered                                   1,330        613,678
Nutreco Holding N.V.                                     1,426         97,395
Pacific Andes Holdings, Ltd.                           245,000        137,165
Unilever N.V.                                            2,142         69,068
Unilever PLC                                             6,011        203,103
Wm. Wrigley Jr. Co.                                      6,365        392,530
                                                                 ------------
                                                                    2,570,251
                                                                 ------------
HAND & MACHINE TOOLS (0.0%)++
Gildemeister A.G.                                        2,933         94,149
                                                                 ------------

HEALTH CARE-PRODUCTS (0.8%)
Advanced Medical Optics, Inc. (c)(i)                    42,135      1,156,606
Alcon, Inc.                                              2,582        393,006
Baxter International, Inc.                              13,205        792,432
Becton, Dickinson & Co.                                  5,011        418,218
DENTSPLY International, Inc.                            12,872        533,931
                                                                 ------------
                                                                    3,294,193
                                                                 ------------
HEALTH CARE-SERVICES (0.2%)
Aetna, Inc.                                             11,262        632,587
                                                                 ------------

HOLDING COMPANIES--DIVERSIFIED (0.3%)
Keppel Corp, Ltd.                                       35,000        355,612
Leucadia National Corp. (c)                              9,097        460,854
Swire Pacific, Ltd. Class A                             27,500        389,955
Swire Pacific, Ltd. Class B                             22,500         59,659
                                                                 ------------
                                                                    1,266,080
                                                                 ------------
HOME FURNISHINGS (0.2%)
Electrolux A.B. Class B                                  9,700        187,447
Tempur-Pedic International, Inc.                        10,770        387,720
                                                                 ------------
                                                                      575,167
                                                                 ------------
INSURANCE (3.1%)
Aflac, Inc.                                              7,677        481,962
Allianz SE                                               2,561        575,825
Aon Corp.                                               29,852      1,352,893
Fidelity National Financial, Inc. Class A               97,822      1,505,481
Hartford Financial Services Group, Inc. (The)           18,339      1,779,433

 26 MainStay Income Manager Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
INSURANCE (CONTINUED)
ING Groep N.V. (j)                                      11,968   $    538,117
Legal & General Group PLC                               43,491        126,694
Old Republic International Corp.                        78,748      1,207,207
Swiss Life Holding (i)                                     595        164,365
Swiss Reinsurance Registered                             4,378        410,815
Travelers Cos., Inc. (The)                              37,480      1,956,831
XL Capital, Ltd. Class A (c)                            20,010      1,439,720
Zurich Financial Services A.G.                           1,415        426,002
                                                                 ------------
                                                                   11,965,345
                                                                 ------------
INTERNET (0.2%)
Expedia, Inc. (i)                                       20,766        678,218
                                                                 ------------

INVESTMENT COMPANIES (0.7%)
American Capital Strategies, Ltd. (c)                   62,001      2,691,463
                                                                 ------------
IRON & STEEL (0.2%)
ArcelorMittal                                            2,052        164,613
ThyssenKrupp A.G.                                        6,575        438,114
Voestalpine A.G.                                         3,132        281,603
                                                                 ------------
                                                                      884,330
                                                                 ------------
MACHINERY--CONSTRUCTION & MINING (0.2%)
Caterpillar, Inc.                                       10,842        808,922
                                                                 ------------

MACHINERY--DIVERSIFIED (0.9%)
AGCO Corp. (i)                                          17,066      1,018,499
Bobst Group A.G.                                         1,381        102,526
Cummins, Inc.                                           15,383      1,845,345
Fuji Machine Manufacturing Co., Ltd.                     2,700         59,563
Heidelberger Druckmaschinen A.G.                         3,371        137,654
Rockwell Automation, Inc.                                6,766        466,042
                                                                 ------------
                                                                    3,629,629
                                                                 ------------
MEDIA (0.6%)
Cablevision Systems Corp. Class A (i)                   47,722      1,399,686
News Corp. Class A                                      27,601        598,114
Vivendi S.A.                                             9,248        416,354
                                                                 ------------
                                                                    2,414,154
                                                                 ------------
METAL FABRICATE & HARDWARE (0.3%)
Norsk Hydro ASA                                          7,350        107,919
Precision Castparts Corp.                                4,742        710,399
SKF A.B.                                                19,200        372,541
                                                                 ------------
                                                                    1,190,859
                                                                 ------------
MINING (2.3%)
BHP Billiton PLC                                        13,846        527,145
BHP Billiton, Ltd.                                       3,151        135,296
Freeport-McMoRan Copper & Gold, Inc. Class B            22,010      2,590,137


                                                        SHARES          VALUE
MINING (CONTINUED)
Kazakhmys PLC                                            7,915   $    242,586
Mitsubishi Materials Corp.                              25,000        144,541
Orica, Ltd.                                                566         16,295
Pacific Metals Co., Ltd.                                 2,000         24,860
Rio Tinto, Ltd.                                          3,953        405,001
V  Southern Copper Corp. (c)                            34,636      4,838,649
Zinifex, Ltd.                                            9,229        143,122
                                                                 ------------
                                                                    9,067,632
                                                                 ------------
MISCELLANEOUS--MANUFACTURING (1.1%)
Cookson Group PLC                                          405          7,015
Danaher Corp.                                            7,842        671,824
General Electric Co.                                    34,747      1,430,187
Honeywell International, Inc.                           10,280        621,015
Olympus Corp.                                            9,000        370,563
Textron, Inc.                                           11,346        785,257
Tomkins PLC                                             49,068        226,245
                                                                 ------------
                                                                    4,112,106
                                                                 ------------
OIL & GAS (3.4%)
BP PLC                                                  24,394        317,015
V  Chevron Corp.                                        42,321      3,872,795
ENI S.p.A.                                              15,378        561,350
ENSCO International, Inc. (c)                            8,292        460,123
V  ExxonMobil Corp.                                     60,676      5,581,585
Neste Oil OYJ                                              780         28,032
Nippon Mining Holdings, Inc.                            30,000        280,328
Nippon Oil Corp.                                        41,000        359,303
OMV A.G.                                                 2,158        161,331
Royal Dutch Shell PLC Class A                            6,697        293,123
Royal Dutch Shell PLC Class B                            6,768        294,823
Santos, Ltd.                                            15,109        197,437
StatoilHydro ASA                                         2,737         92,614
Total S.A.                                               1,266        102,055
XTO Energy, Inc.                                         9,100        604,058
                                                                 ------------
                                                                   13,205,972
                                                                 ------------
OIL & GAS SERVICES (0.6%)
Global Industries, Ltd. (i)                             51,958      1,279,206
Halliburton Co. (c)                                     18,826        742,121
Schlumberger, Ltd.                                       2,987        288,455
                                                                 ------------
                                                                    2,309,782
                                                                 ------------
PACKAGING & CONTAINERS (0.4%)
Packaging Corp. of America                              49,753      1,584,136
                                                                 ------------

PHARMACEUTICALS (3.7%)
Allergan, Inc.                                           7,864        531,449
Astellas Pharma, Inc.                                    8,200        361,791
AstraZeneca PLC                                          7,643        377,119
Bristol-Myers Squibb Co.                                69,837      2,094,412
GlaxoSmithKline PLC                                      7,421        191,029

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   27


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
PHARMACEUTICALS (CONTINUED)
Merck & Co., Inc.                                       53,987   $  3,145,283
Novo-Nordisk A/S Class B                                   800         99,196
V  Pfizer, Inc.                                        282,607      6,954,958
Sanofi-Aventis                                           2,942        257,999
Teva Pharmaceutical Industries, Ltd., Sponsored
 ADR (c)(j)                                             10,965        482,570
                                                                 ------------
                                                                   14,495,806
                                                                 ------------
REAL ESTATE (0.1%)
Cosmos Initia Co., Ltd.                                 47,000        171,924
Pierre & Vacances                                          485         63,686
                                                                 ------------
                                                                      235,610
                                                                 ------------
REAL ESTATE INVESTMENT TRUSTS (0.8%)
Colonial Properties Trust (c)                           32,623      1,022,079
HRPT Properties Trust                                  166,616      1,564,524
Taubman Centers, Inc.                                    9,078        534,422
                                                                 ------------
                                                                    3,121,025
                                                                 ------------
RETAIL (1.3%)
American Eagle Outfitters, Inc.                         54,822      1,303,667
CVS Caremark Corp.                                      18,945        791,333
Macy's, Inc.                                            35,786      1,146,226
McDonald's Corp.                                         7,660        457,302
RadioShack Corp. (c)                                    35,876        739,763
Target Corp. (c)                                         9,483        581,877
                                                                 ------------
                                                                    5,020,168
                                                                 ------------
SAVINGS & LOANS (1.3%)
New York Community Bancorp, Inc. (c)                   116,364      2,165,534
Washington Mutual, Inc. (c)                             97,996      2,732,128
                                                                 ------------
                                                                    4,897,662
                                                                 ------------
SEMICONDUCTORS (1.4%)
V  Intel Corp.                                         190,187      5,116,030
Siliconware Precision Industries Co., ADR (j)           34,277        396,928
                                                                 ------------
                                                                    5,512,958
                                                                 ------------
SOFTWARE (1.6%)
Konami Corp.                                            10,100        296,788
Mastercard, Inc. Class A (c)                             3,707        702,662
V  Microsoft Corp.                                     138,559      5,100,357
                                                                 ------------
                                                                    6,099,807
                                                                 ------------
TELECOMMUNICATIONS (6.0%)
V  AT&T, Inc.                                          165,835      6,930,245
BT Group PLC                                            60,058        407,104
China Mobile, Ltd.                                      17,000        344,376


                                                        SHARES          VALUE
TELECOMMUNICATIONS (CONTINUED)
China Mobile, Ltd., Sponsored ADR (j)                    4,815   $    499,219
Citizens Communications Co.                            144,624      1,903,252
Embarq Corp.                                            26,856      1,421,220
France Telecom S.A.                                      8,001        295,078
KDDI Corp.                                                  27        202,913
Nokia Oyj                                               18,321        725,838
QUALCOMM, Inc.                                          21,743        929,078
Royal KPN N.V.                                          15,744        296,934
Telefonica S.A.                                         20,940        691,281
Telstra Corp., Ltd.                                     23,409        102,039
V  Verizon Communications, Inc.                        159,684      7,356,642
Virgin Media, Inc.                                      28,606        632,479
Vodafone Group PLC                                     152,808        600,517
Vtech Holdings, Ltd.                                    19,000        160,821
                                                                 ------------
                                                                   23,499,036
                                                                 ------------
TOYS, GAMES & HOBBIES (0.5%)
Hasbro, Inc.                                            22,506        671,804
Mattel, Inc.                                            61,301      1,280,578
                                                                 ------------
                                                                    1,952,382
                                                                 ------------
TRANSPORTATION (0.4%)
Frontline, Ltd. (c)                                     27,179      1,233,927
Nippon Yusen KK                                         28,000        286,395
Pacific Basin Shipping, Ltd.                            79,000        174,508
                                                                 ------------
                                                                    1,694,830
                                                                 ------------
Total Common Stocks
 (Cost $181,308,835)                                              212,715,732
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
SHORT-TERM INVESTMENTS (11.3%)
-----------------------------------------------------------------------------
U.S. GOVERNMENT & FEDERAL AGENCIES (1.7%)
Federal Home Loan Bank
 (Discount Note)
 4.40%, due 11/1/07                                 $5,315,000      5,315,000
                                                                 ------------
United States Treasury Bills
 3.85%, due 1/10/08                                  1,300,000      1,290,362
 3.865%, due 1/24/08 (k)                               100,000         99,110
                                                                 ------------
                                                                    1,389,472
                                                                 ------------
Total U.S. Government & Federal Agencies
 (Cost $6,704,326)                                                  6,704,472
                                                                 ------------

 28 MainStay Income Manager Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
INVESTMENT COMPANY (9.6%)
State Street Navigator Securities Lending Prime
 Portfolio (l)                                      37,344,644   $ 37,344,644
                                                                 ------------
Total Investment Company
 (Cost $37,344,644)                                                37,344,644
                                                                 ------------
Total Short-Term Investments
 (Cost $44,048,970)                                                44,049,116
                                                                 ------------
Total Investments
 (Cost $396,662,988)                                     109.3%   426,616,343(n)
Liabilities in Excess of
 Cash and Other Assets                                    (9.3)   (36,224,126)
                                                    ----------   ------------
Net Assets                                               100.0%  $390,392,217
                                                    ==========   ============

                                              CONTRACTS            UNREALIZED
                                                   LONG       APPRECIATION(M)
FUTURES CONTRACTS (0.0%)++
-----------------------------------------------------------------------------
Standard & Poor's 500 Index
 Mini December 2007                                   4   $             6,863
                                                          -------------------
Total Futures Contracts
 (Settlement Value $310,980)                              $             6,863
                                                          ===================

++   Less than one-tenth of a percent.
+++  All of the Fund's liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, forwards, TBA's, options and futures. These securities are marked-to-market daily and reviewed against the value of the Fund's "senior securities" holdings to ensure proper coverage for these transactions.
(a)  May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(b)  Floating rate. Rate shown is the rate in effect at October 31, 2007.
(c)  Represents a security, or a portion thereof, which is out on loan. The aggregate market value of such securities is $36,312,357; cash collateral of $37,344,644 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(d)  PIK ("Payment in Kind")--interest or dividend payment is made with additional securities.
(e)  Illiquid security. The total market value of these securities at October
     31, 2007 is $498,000, which represents 0.1% of the Fund's net assets.
(f)  Floating Rate Loan--generally pays interest at rates which are periodically re-determined at a margin above the London Inter-Bank Offered Rate
     ("LIBOR") or other short-term rates. The rate shown is the rate(s) in effect at October 31, 2007. Floating Rate Loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan.
(g)  TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities at October 31, 2007 is $1,516,359.
(h)  Yankee Bond--dollar-denominated bond issued in the United States by a foreign bank or corporation.
(i)  Non-income producing security.
(j)  ADR--American Depositary Receipt.
(k)  Segregated, or partially segregated as collateral for futures contracts.
(l)  Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(m)  Represents the difference between the value of the contracts at the time they were opened and the value at October 31, 2007.
(n)  At October 31, 2007, cost is $397,343,520 for federal income tax purposes and net unrealized appreciation is as follows:

        Gross unrealized appreciation                               $39,067,721
        Gross unrealized depreciation                                (9,794,898)
                                                            -------------------
        Net unrealized appreciation                                 $29,272,823
                                                            ===================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   29

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2007

ASSETS:
Investment in securities, at value (identified
  cost $396,662,988) including $36,312,357
  market value of securities loaned             $426,616,343
Cash                                                 660,868
Receivables:
  Investment securities sold                       4,229,600
  Dividends and interest                           2,390,605
  Fund shares sold                                   157,709
  Variation margin on futures contracts                4,103
Other assets                                          12,771
                                                -------------
    Total assets                                 434,071,999
                                                -------------

LIABILITIES:
Securities lending collateral                     37,344,644
Payables:
  Investment securities purchased                  5,638,386
  Manager (See Note 3)                               200,633
  Fund shares redeemed                               158,367
  Transfer agent (See Note 3)                        130,367
  Shareholder communication                           64,543
  NYLIFE Distributors (See Note 3)                    60,893
  Professional fees                                   29,027
  Custodian                                           23,405
  Directors                                            3,022
Accrued expenses                                      26,495
                                                -------------
    Total liabilities                             43,679,782
                                                -------------
Net assets                                      $390,392,217
                                                =============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share) 1
  billion shares authorized                     $     25,873
Additional paid-in capital                       339,211,307
                                                -------------
                                                 339,237,180
Accumulated undistributed net investment
  income                                           1,614,555
Accumulated net realized gain on investments,
  futures transactions and foreign currency
  transactions                                    19,580,144
Net unrealized appreciation on investments and
  futures contracts                               29,960,218
Net unrealized appreciation on translation of
  other assets and liabilities in foreign
  currencies                                             120
                                                -------------
Net assets                                      $390,392,217
                                                =============
CLASS A
Net assets applicable to outstanding shares     $ 92,506,050
                                                =============
Shares of capital stock outstanding                6,149,239
                                                =============
Net asset value per share outstanding           $      15.04
Maximum sales charge (5.50% of offering price)          0.88
                                                -------------
Maximum offering price per share outstanding    $      15.92
                                                =============
CLASS B
Net assets applicable to outstanding shares     $ 30,659,947
                                                =============
Shares of capital stock outstanding                2,062,075
                                                =============
Net asset value and offering price per share
  outstanding                                   $      14.87
                                                =============
CLASS C
Net assets applicable to outstanding shares     $ 13,678,920
                                                =============
Shares of capital stock outstanding                  919,616
                                                =============
Net asset value and offering price per share
  outstanding                                   $      14.87
                                                =============
CLASS I
Net assets applicable to outstanding shares     $253,547,300
                                                =============
Shares of capital stock outstanding               16,742,169
                                                =============
Net asset value and offering price per share
  outstanding                                   $      15.14
                                                =============

 30 MainStay Income Manager Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2007

INVESTMENT INCOME:
INCOME:
  Interest                                       $10,795,793
  Dividends (a)                                    7,839,655
  Income from securities loaned--net                 444,353
                                                 ------------
    Total income                                  19,079,801
                                                 ------------
EXPENSES:
  Manager (See Note 3)                             2,577,564
  Transfer agent--Classes A, B and C
    (See Note 3)                                     356,521
  Transfer agent--Class I (See Note 3)               378,045
  Distribution--Class B (See Note 3)                 227,287
  Distribution--Class C (See Note 3)                  94,158
  Distribution/Service--Class A (See Note 3)         211,432
  Service--Class B (See Note 3)                       75,762
  Service--Class C (See Note 3)                       31,386
  Custodian                                           93,202
  Professional fees                                   84,041
  Shareholder communication                           63,174
  Registration                                        57,391
  Directors                                           18,088
  Miscellaneous                                       43,735
                                                 ------------
    Total expenses before waiver/reimbursement     4,311,786
  Expense waiver/reimbursement from Manager
    (See Note 3)                                    (306,648)
                                                 ------------
    Net expenses                                   4,005,138
                                                 ------------
Net investment income                             15,074,663
                                                 ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on:
  Security transactions                           20,380,705
  Futures transactions                                56,800
  Foreign currency transactions                        6,098
                                                 ------------
Net realized gain on investments and foreign
  currency transactions                           20,443,603
                                                 ------------
Net change in unrealized appreciation on:
  Security transactions and unfunded loan
    commitments                                   (2,373,358)
  Futures contracts                                  (20,132)
  Translation of other assets and liabilities
    in foreign currencies                                120
                                                 ------------
Net change in unrealized appreciation on
  investments, unfunded loan commitments,
  futures contracts and foreign currency
  transactions                                    (2,393,370)
                                                 ------------
Net realized and unrealized gain on
  investments, unfunded loan commitments and
  futures transactions                            18,050,233
                                                 ------------
Net increase in net assets resulting from
  operations                                     $33,124,896
                                                 ============

(a) Dividends recorded net of foreign withholding taxes in the amount of $8,530.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   31

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2007 AND OCTOBER 31, 2006

                                             2007            2006
INCREASE IN NET ASSETS:

Operations:
 Net investment income               $ 15,074,663   $  11,777,417
 Net realized gain on investments,
  futures transactions and foreign
  currency transactions                20,443,603      45,508,776
 Net change in unrealized
  appreciation on investments,
  unfunded loan commitments,
  futures contracts and foreign
  currency transactions                (2,393,370)     (9,890,127)
                                     ----------------------------
 Net increase in net assets
  resulting from operations            33,124,896      47,396,066
                                     ----------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Class A                             (3,350,302)     (3,078,443)
   Class B                               (985,606)       (889,617)
   Class C                               (417,091)       (196,479)
   Class I                            (10,713,239)    (11,158,352)
                                     ----------------------------
                                      (15,466,238)    (15,682,891)
 From net realized gain on investments:
   Class A                             (1,735,943)             --
   Class B                               (694,077)             --
   Class C                               (244,208)             --
   Class I                             (6,213,859)             --
                                     ----------------------------
                                       (8,888,087)             --
                                     ----------------------------
 Total dividends and distributions
  to shareholders                     (24,354,325)    (15,322,891)
                                     ----------------------------

                                             2007            2006

Capital share transactions:
 Net proceeds from sale of shares    $ 85,607,366   $  70,322,566
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends and distributions       23,606,251      15,005,482
 Cost of shares redeemed              (99,520,192)   (100,482,548)
 Net asset value of shares converted (See Note
  1):
   Class A                              1,772,624       8,975,485
   Class B                             (1,772,624)     (8,975,485)
                                     ----------------------------
   Increase (decrease) in net
    assets derived from capital
    share transactions                  9,693,425     (15,154,500)
                                     ----------------------------
   Net increase in net assets          18,463,996      16,918,675

NET ASSETS:
Beginning of year                     371,928,221     355,009,546
                                     ----------------------------
End of year                          $390,392,217   $ 371,928,221
                                     ============================
Accumulated undistributed net
 investment income at end of year    $  1,614,555   $   2,027,378
                                     ============================

 32 MainStay Income Manager Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     33

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                       CLASS A
                                -----------------------------------------------------
                                                                          JANUARY 2,
                                                                             2004*
                                                                            THROUGH
                                       YEAR ENDED OCTOBER 31,             OCTOBER 31,
                                   2007          2006         2005           2004
Net asset value at beginning
  of period                      $ 14.69        $ 13.42      $ 12.67        $ 12.17
                                ----------      -------      -------      -----------
Net investment income               0.56(a)        0.46(a)      0.18(a)(b)      0.12
Net realized and unrealized
  gain on investments               0.72           1.39         0.76           0.38
Net realized and unrealized
  gain on foreign currency
  transactions (c)                  0.00           0.00         0.00           0.00
                                ----------      -------      -------      -----------
Total from investment
  operations                        1.28           1.85         0.94           0.50
                                ----------      -------      -------      -----------
Less dividends and
  distributions:
  From net investment income       (0.58)         (0.58)       (0.19)            --
  From net realized gain on
    investments                    (0.35)            --           --             --
                                ----------      -------      -------      -----------
Total dividends and
  distributions                    (0.93)         (0.58)       (0.19)            --
                                ----------      -------      -------      -----------
Net asset value at end of
  period                         $ 15.04        $ 14.69      $ 13.42        $ 12.67
                                ==========      =======      =======      ===========
Total investment return (d)         9.03%         14.13%        7.46%          4.11%(e)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income             3.81%          3.28%        1.41%(b)       1.40%+
  Net expenses                      0.99%          1.05%        1.23%          1.02%+
  Expenses (before
    waiver/reimbursement)           1.27%          1.33%        1.31%          1.23%+
Portfolio turnover rate              152%(f)        162%(f)      100%(f)         89%
Net assets at end of period
  (in 000's)                     $92,506        $70,859      $74,169        $55,796

                                                            CLASS C
                                ----------------------------------------------------------------
                                                                                    DECEMBER 30,
                                                                                       2002*
                                                                                      THROUGH
                                            YEAR ENDED OCTOBER 31,                  OCTOBER 31,
                                   2007          2006        2005        2004           2003
Net asset value at beginning
  of period                      $ 14.53        $13.22      $12.54      $11.86         $10.64
                                ----------      ------      ------      ------      ------------
Net investment income               0.45(a)       0.35(a)     0.08(a)(b)   0.11          0.06(a)
Net realized and unrealized
  gain on investments               0.71          1.37        0.75        0.76           1.16
Net realized and unrealized
  gain (loss) on foreign
  currency transactions (c)         0.00          0.00        0.00        0.00          (0.00)
                                ----------      ------      ------      ------      ------------
Total from investment
  operations                        1.16          1.72        0.83        0.87           1.22
                                ----------      ------      ------      ------      ------------
Less dividends and
  distributions:
  From net investment income       (0.47)        (0.41)      (0.15)      (0.19)            --
  From net realized gain on
    investments                    (0.35)           --          --          --             --
                                ----------      ------      ------      ------      ------------
Total dividends and
  distributions                    (0.82)        (0.41)      (0.15)      (0.19)            --
                                ----------      ------      ------      ------      ------------
Net asset value at end of
  period                         $ 14.87        $14.53      $13.22      $12.54         $11.86
                                ==========      ======      ======      ======      ============
Total investment return (d)         8.33%        13.26%       6.68%       7.39%         11.47%(e)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income             3.06%         2.56%       0.65%(b)    0.65%          0.65%+
  Net expenses                      1.74%         1.80%       1.98%       1.77%          1.83%+
  Expenses (before
    waiver/reimbursement)           2.02%         2.07%       2.06%       1.98%          2.06%+
Portfolio turnover rate              152%(f)       162%(f)     100%(f)      89%           113%
Net assets at end of period
  (in 000's)                     $13,679        $9,250      $5,976      $3,218         $   46

*    Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment income and the ratio of net investment income includes $0.02 per share and
     0.12%, respectively as a result of a special one time dividend from Microsoft Corp.
(c)  Less than one cent per share.
(d)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(e)  Total return is not annualized.
(f)  The portfolio turnover rate not including mortgage dollar rolls is 150%, 157% and 76% for the years ended October 31, 2007, 2006 and 2005, respectively.
(g)  Due to expense cap structure change as noted in Note 3(A), Class I, was able to recoup expenses during year ended October 31, 2007.

 34 MainStay Income Manager Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                         CLASS B
---------------------------------------------------------
                                              JANUARY 2,
                                                 2004*
                                                THROUGH
           YEAR ENDED OCTOBER 31,             OCTOBER 31,
       2007          2006         2005           2004
     $ 14.53        $ 13.21      $ 12.54        $ 12.12
    ----------      -------      -------      -----------
        0.45(a)        0.34(a)      0.08(a)(b)      0.04
        0.71           1.39         0.74           0.38
        0.00           0.00         0.00           0.00
    ----------      -------      -------      -----------
        1.16           1.73         0.82           0.42
    ----------      -------      -------      -----------
       (0.47)         (0.41)       (0.15)            --
       (0.35)            --           --             --
    ----------      -------      -------      -----------
       (0.82)         (0.41)       (0.15)            --
    ----------      -------      -------      -----------
     $ 14.87        $ 14.53      $ 13.21        $ 12.54
    ==========      =======      =======      ===========
        8.26%         13.35%        6.60%          3.47%(e)
        3.07%          2.49%        0.65%(b)       0.65%+
        1.74%          1.81%        1.98%          1.77%+
        2.02%          2.08%        2.06%          1.98%+
         152%(f)        162%(f)      100%(f)         89%
     $30,660        $28,664      $34,755        $20,087

                               CLASS I
----------------------------------------------------------------------
                          YEAR ENDED OCTOBER 31,
       2007           2006          2005          2004          2003
     $  14.78       $  13.53      $  12.74      $  11.99      $  10.81
    ----------      --------      --------      --------      --------
         0.58(a)        0.48(a)       0.24(a)(b)     0.22         0.18(a)
         0.72           1.41          0.74          0.78          1.22
         0.00           0.00          0.00          0.00         (0.00)
    ----------      --------      --------      --------      --------
         1.30           1.89          0.98          1.00          1.40
    ----------      --------      --------      --------      --------
        (0.59)         (0.64)        (0.19)        (0.25)        (0.22)
        (0.35)            --            --            --            --
    ----------      --------      --------      --------      --------
        (0.94)         (0.64)        (0.19)        (0.25)        (0.22)
    ----------      --------      --------      --------      --------
     $  15.14       $  14.78      $  13.53      $  12.74      $  11.99
    ==========      ========      ========      ========      ========
         9.13%         14.34%         7.76%         8.43%        13.17%
         3.92%          3.44%         1.75%(b)      1.59%         1.65%
         0.90%          0.90%         0.88%         0.83%         0.83%
         0.88%(g)       0.93%         0.96%         1.04%         1.06%
          152%(f)        162%(f)       100%(f)        89%          113%
     $253,547       $263,155      $240,110      $234,256      $262,438

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   35

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Income Manager Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class I shares commenced on January 2, 1991, Class A shares and Class B shares commenced on January 2, 2004. Class C shares commenced on December 30, 2002. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within up to six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. As approved by the Board of Directors in 1997, Class B shares convert to Class A shares eight years after the date they were purchased. The four classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek to maximize total return, consistent with certain percentage constraints on amounts allocated to each asset class, from a combination of common stocks, fixed income securities and money market investments.

The Fund invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund also invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, as defined in Note 3, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business.

Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation. Loans are valued at the average of bid quotations obtained from a pricing service. The Company has engaged an independent pricing service to provide market value quotations from dealers in loans. As of October 31, 2007, 100% of total investments in loans were valued based on prices from such services.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt

 36 MainStay Income Manager Fund
security that has recently gone into default and for which there is not a current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2007, the Fund did not hold securities that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager, as defined in Note 3, conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain amounts. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income quarterly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

For Real Estate Investment Trusts ("REITs"), dividend income may be recorded at management's estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B) on page
39) are allocated to separate classes of shares pro rata based upon their relative net assets value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                                      www.mainstayfunds.com   37

(G) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan assignments and loan participations. Loan assignments and participations are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loan assignments and participations are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate ("LIBOR").

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower ("intermediate participants"). In the event that the borrower, selling participant or intermediate participants becomes insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are recorded in memorandum accounts.

(H) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objective.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

(I) MORTGAGE DOLLAR ROLLS. The Fund enters into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(J) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(K) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications.

 38 MainStay Income Manager Fund

The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or "Manager") a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. NYLIM also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by NYLIM directly, without a subadvisor.

The Fund is contractually obligated to pay NYLIM a monthly fee for services performed and facilities furnished at an annual rate of 0.65% of the average daily net assets of the Fund.

Effective March 1, 2007, NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Class A, 0.99%; Class B, 1.74%; Class C, 1.74%; and Class I, 0.90%. This expense limitation may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. For the year ended October 31, 2007, NYLIM earned fees from the Fund in the amount of $2,577,564 and waived its fees in the amount of $184,039. For the period November 1, 2006 through August 31, 2007, NYLIM reimbursed the transfer agency fees of Class A, Class B and Class C shares of the Fund in the amount of $122,609.

As of October 31, 2007, the amounts of waived fees that are subject to possible recoupment by NYLIM, and the related expiration dates are as follows:

                        OCTOBER 31,
        2008               2009         2010        TOTAL
       $1,664            $362,231     $306,648    $670,543
-----------------------------------------------------------

* The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

Prior to March 1, 2007, NYLIM had an agreement in place under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses did not exceed 0.90% of the Fund's average daily net assets for its Class I shares. NYLIM also applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund. In addition, NYLIM also had an agreement in place under which it had agreed to reimburse the transfer agency fees of the Class A shares of the Fund so that total ordinary operating expenses did not exceed 0.99% of the average daily net assets for Class A shares. NYLIM also applied an equivalent reimbursement, in an equal amount of basis points, to the Fund's Class B and Class C shares.

State Street Bank & Trust Company ("SSBT"), One Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C

                                                      www.mainstayfunds.com   39
shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $80,205 for the year ended October 31, 2007. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $2,478, $44,485 and $6,452, respectively, for the year ended October 31, 2007.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the year ended October 31, 2007, amounted to $734,566.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts, effective March 1, 2007. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(F) CAPITAL. At October 31, 2007, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                            $     1,392             0.0*%
-------------------------------------------------------------------
Class B                                  1,353             0.0*
-------------------------------------------------------------------
Class C                                  1,567             0.0*
-------------------------------------------------------------------
Class I                             90,362,215            35.6
-------------------------------------------------------------------

*   Less than one-tenth of a percent.

(G) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2007, these fees, which are included in professional fees shown on the Statement of Operations, were $19,474.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2007, the components of accumulated gain/(loss) on a tax basis were as follows:

              ACCUMULATED       OTHER        UNREALIZED        TOTAL
  ORDINARY    CAPITAL GAIN    TEMPORARY     APPRECIATION    ACCUMULATED
   INCOME        (LOSS)      DIFFERENCES   (DEPRECIATION)   GAIN (LOSS)
 $1,702,858   $20,179,236           --      $29,272,943     $51,155,037
 ----------------------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sale deferrals and mark to market on passive foreign investment companies.

The following table discloses the current year reclassifications between accumulated undistributed net investment income, accumulated undistributed net realized gain on investments and additional paid-in capital, arising from permanent differences; net assets at October 31, 2007 are not affected.

                                  ACCUMULATED
       ACCUMULATED             UNDISTRIBUTED NET       ADDITIONAL
    UNDISTRIBUTED NET         REALIZED GAIN (LOSS)      PAID-IN
    INVESTMENT INCOME            ON INVESTMENTS         CAPITAL
         $(21,248)                  $32,196             $(10,948)
 ----------------------------------------------------------------

The reclassifications for the Fund are primarily due to paydown gain (loss), foreign currency transactions, real estate investment trust distributions, passive foreign investment company (PFIC) adjustments and prior year REIT adjustments.

The tax character of distributions paid during the years ended October 31, 2007 and October 31, 2006, shown in the Statement of Changes in Net Assets, was as follows:

                                    2007           2006
Distributions paid from:
  Ordinary Income               $15,123,838    $15,322,891
  Long-Term Capital Gains         9,230,487             --
-----------------------------------------------------------
                                $24,354,325    $15,322,891
-----------------------------------------------------------

NOTE 5--CUSTODIAN:

SSBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds pay a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based

 40 MainStay Income Manager Fund
upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the year ended October 31, 2007.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):
During the year ended October 31, 2007, purchases and sales of U.S. Government securities were $168,113 and $191,937, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $424,402 and $386,023, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS
(IN 000'S):

CLASS A                                   SHARES        AMOUNT
Year ended October 31, 2007:

Shares sold                                 1,975      $ 29,214
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                               320         4,685
Shares redeemed                            (1,092)      (16,135)
                                          ---------------------
Net increase in shares outstanding
  before conversion                         1,203        17,764
Shares converted from Class B
  (See Note 1)                                121         1,773
                                          ---------------------
Net increase                                1,324      $ 19,537
                                          =====================
Year ended October 31, 2006:
Shares sold                                 1,485      $ 20,745
Shares issued to shareholders in
  reinvestment of dividends:                  208         2,871
Shares redeemed                            (3,054)      (42,634)
                                          ---------------------
Net decrease in shares outstanding
  before conversion                        (1,361)      (19,018)
Shares converted from Class B
  (See Note 1)                                658         8,975
                                          ---------------------
Net decrease                                 (703)     $(10,043)
                                          =====================

CLASS B                                   SHARES       AMOUNT
Year ended October 31, 2007:

Shares sold                                   467      $ 6,827
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                               108        1,562
Shares redeemed                              (364)      (5,322)
                                          --------------------
Net increase in shares outstanding
  before conversion                           211        3,067
Shares reacquired upon conversion into
  Class A (See Note 1)                       (122)      (1,773)
                                          --------------------
Net increase                                   89      $ 1,294
                                          ====================

CLASS B                                   SHARES       AMOUNT
Year ended October 31, 2006:

Shares sold                                   434      $ 5,994
Shares issued to shareholders in
  reinvestment of dividends:                   61          830
Shares redeemed                              (487)      (6,697)
                                          --------------------
Net increase in shares outstanding
  before conversion                             8          127
Shares reacquired upon conversion into
  Class A (See Note 1)                       (665)      (8,975)
                                          --------------------
Net decrease                                 (657)     $(8,848)
                                          ====================

CLASS C                                   SHARES       AMOUNT

Year ended October 31, 2007:

Shares sold                                   489      $ 7,133
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                                31          452
Shares redeemed                              (236)      (3,461)
                                          --------------------
Net increase                                  284      $ 4,124
                                          ====================

Year ended October 31, 2006:

Shares sold                                   324      $ 4,545
Shares issued to shareholders in
  reinvestment of dividends:                   11          150
Shares redeemed                              (151)      (2,079)
                                          --------------------
Net increase                                  184      $ 2,616
                                          ====================

CLASS I                               SHARES        AMOUNT

Year ended October 31, 2007:

Shares sold                             2,847      $  42,433
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                         1,146         16,907
Shares redeemed                        (5,058)       (74,602)
                                      ----------------------
Net decrease                           (1,065)     $ (15,262)
                                      ======================

Year ended October 31, 2006:

Shares sold                             2,774      $  39,039
Shares issued to shareholders in
  reinvestment of dividends:              803         11,154
Shares redeemed                        (3,513)       (49,073)
                                      ----------------------
Net increase                               64      $   1,120
                                      ======================

                                                      www.mainstayfunds.com   41

NOTE 9--NEW ACCOUNTING PRONOUNCEMENTS:

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation becomes effective for the Fund's 2008 fiscal year, and is to be applied to all open tax years as of the date of effectiveness. Based on Management's analysis, the determination has been made that the adoption of the interpretation on November 1, 2007, did not have an impact on the Fund's financial statements upon adoption. Management continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, on going analyses of tax laws, regulations and interpretations, thereof.

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

 42 MainStay Income Manager Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
Eclipse Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Income Manager Fund ("the Fund"), one of the funds constituting Eclipse Funds Inc., as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Income Manager Fund of Eclipse Funds Inc. as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 20, 2007

                                                      www.mainstayfunds.com   43

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund is required by the Internal Revenue Code to advise shareholders within 60 days of the Fund's fiscal year end (October 31, 2007) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, the Fund paid long-term capital gain distributions of $9,230,487.

The dividends paid by the Fund during the fiscal year ended October 31, 2007, should be multiplied by 39.0% to arrive at the amount eligible for qualified dividend income, 51.6% for qualified interest income and 40.4% for the corporate dividends received deduction.

In January 2008, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2007. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2007.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Funds' website at www.mainstayfunds.com; and (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request by calling 1-800-MAINSTAY
(1-800-624-6782); visiting the Funds' website at www.mainstayfunds.com; or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov and may be available by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting of the shareholders of Eclipse Funds Inc. (the "Company") was held on May 4, 2007 at the Parsippany, New Jersey offices of New York Life Investment Management LLC. The purpose of the meeting was to elect the following individuals to the Board of Directors of the Company:

  - Susan B. Kerley
  - Alan R. Latshaw
  - Peter Meenan
  - Richard H. Nolan, Jr.
  - Richard S. Trutanic
  - Roman L. Weil
  - John A. Weisser
  - Brian A. Murdock (Interested Director)

There are no other Directors of the Company.

No other business came before the special meetings. The proposal to elect Directors was passed by the shareholders of the Fund as shown below:

                                              VOTES
INCOME MANAGER FUND         VOTES FOR        WITHHELD     ABSTENTIONS       TOTAL
Susan B. Kerley           15,428,193,809   348,669,903      364,000     15,777,227,712
--------------------------------------------------------------------------------------
Alan R. Latshaw           15,428,193,809   348,669,903      364,000     15,777,227,712
--------------------------------------------------------------------------------------
Peter Meenan              15,428,193,809   348,669,903      364,000     15,777,227,712
--------------------------------------------------------------------------------------
Richard H. Nolan, Jr.     15,428,193,809   348,669,903      364,000     15,777,227,712
--------------------------------------------------------------------------------------
Richard S. Trutanic       15,423,808,025   353,055,687      364,000     15,777,227,712
--------------------------------------------------------------------------------------
Roman L. Weil             15,428,193,809   348,669,903      364,000     15,777,227,712
--------------------------------------------------------------------------------------
John A. Weisser           15,428,193,809   348,669,903      364,000     15,777,227,712
--------------------------------------------------------------------------------------
Brian A. Murdock          15,428,193,809   348,669,903      364,000     15,777,227,712
--------------------------------------------------------------------------------------

This resulted in approval of the proposals.

 44 MainStay Income Manager Fund

DIRECTORS AND OFFICERS

The Directors oversee the Fund and the Manager. Pursuant to notice, a Special Meeting of Shareholders of the Company was held on May 4, 2007, at NYLIM's offices in Parsippany, New Jersey. The Directors listed below were elected to serve the Company effective June 7, 2007.

Each Director serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Director shall tender his or her resignation upon reaching age 72. A Director reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Director shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Directors. The business address of each Director and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Directors and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,                                       NUMBER OF FUNDS  OTHER
                          POSITION(S) HELD                                      IN FUND COMPLEX  DIRECTORSHIPS
        NAME AND          WITH THE COMPANY       PRINCIPAL OCCUPATION(S)        OVERSEEN BY      HELD BY
        DATE OF BIRTH     AND LENGTH OF SERVICE  DURING PAST FIVE YEARS         DIRECTOR         DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR*

        BRIAN A. MURDOCK  Indefinite; Director   Member of the Board of               73         Trustee, Eclipse Funds since
        3/14/56           since June 2007 and    Managers and President (since                   June 2007 (3 funds);
                          Chief Executive        2004) and Chief Executive                       Director, MainStay VP Series
                          Officer since 2006     Officer (since 2006), New                       Fund, Inc., since 2006 (24
                                                 York Life Investment                            portfolios); Director, ICAP
                                                 Management LLC and New York                     Funds, Inc., since 2006 (3
                                                 Life Investment Management                      funds); Trustee, The MainStay
                                                 Holdings LLC; Senior Vice                       Funds since 2006 (21 funds)
                                                 President, New York Life
                                                 Insurance Company (since
                                                 2004); Chairman of the Board
                                                 and President, NYLIFE
                                                 Distributors LLC (since
                                                 2004); Member of the Board of
                                                 Managers, NYLCAP Manager LLC
                                                 and Madison Capital Funding
                                                 LLC (since 2004), MacKay
                                                 Shields LLC and Institutional
                                                 Capital LLC (since 2006), and
                                                 McMorgan & Company LLC (since
                                                 2007); Chief Executive
                                                 Officer, Eclipse Funds (since
                                                 2006); Chairman (2006 to
                                                 2007) and Trustee and Chief
                                                 Executive Officer (since
                                                 2006), The MainStay Funds;
                                                 Chairman (2006 to 2007) and
                                                 Director and Chief Executive
                                                 Officer (since 2006),
                                                 MainStay VP Series Fund,
                                                 Inc.; Director and Chief
                                                 Executive Officer, ICAP
                                                 Funds, Inc. (since 2006);
                                                 Chief Investment Officer,
                                                 MLIM Europe and Asia (2001 to
                                                 2003); President of Merrill
                                                 Japan and Chairman of MLIM's
                                                 Pacific Region (1999 to 2001)
        ----------------------------------------------------------------------------------------------------------------------

* This Director is considered to be an "interested person" of the Company within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."

                                                    www.mainstayfunds.com     45

                          TERM OF OFFICE,                                       NUMBER OF FUNDS  OTHER
                          POSITION(S) WITH                                      IN FUND COMPLEX  DIRECTORSHIPS
        NAME AND          THE COMPANY            PRINCIPAL OCCUPATION(S)        OVERSEEN BY      HELD BY
        DATE OF BIRTH     AND LENGTH OF SERVICE  DURING PAST FIVE YEARS         DIRECTOR         DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

        SUSAN B. KERLEY   Indefinite; Chairman   Partner, Strategic Management        73         Chairman since 2005 and
        8/12/51           since 2005 and         Advisors LLC (since 1990)                       Trustee since 2000, Eclipse
                          Director since 1990                                                    Funds (3 funds); Chairman and
                                                                                                 Director, ICAP Funds, Inc.,
                                                                                                 since 2006 (3 funds);
                                                                                                 Chairman and Trustee, The
                                                                                                 MainStay Funds, since June
                                                                                                 2007 (21 funds); Chairman and
                                                                                                 Director, MainStay VP Series
                                                                                                 Fund, Inc., since June 2007
                                                                                                 (24 portfolios); Trustee,
                                                                                                 Legg Mason Partners Funds,
                                                                                                 Inc., since 1991 (30
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        ALAN R. LATSHAW   Indefinite; Director   Retired; Partner, Ernst &            73         Trustee, Eclipse Funds since
        3/27/51           and Audit Committee    Young LLP (2002 to 2003);                       June 2007 (3 funds);
                          Financial Expert       Partner, Arthur Andersen LLP                    Director, ICAP Funds, Inc.,
                          since June 2007        (1989 to 2002); Consultant to                   since June 2007 (3 funds);
                                                 the Audit and Compliance                        Trustee, The MainStay Funds
                                                 Committee of The MainStay                       since 2006 (21 funds);
                                                 Funds (2004                                     Director, MainStay VP Series
                                                 to 2006)                                        Fund, Inc., since June 2007
                                                                                                 (24 portfolios); Trustee,
                                                                                                 State Farm Associates Funds
                                                                                                 Trusts since 2005 (3
                                                                                                 portfolios); Trustee, State
                                                                                                 Farm Mutual Fund Trust since
                                                                                                 2005 (15 portfolios);
                                                                                                 Trustee, State Farm Variable
                                                                                                 Product Trust since 2005 (9
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        PETER MEENAN      Indefinite; Director   Independent Consultant;              73         Trustee, Eclipse Funds since
        12/5/41           since 2002             President and Chief Executive                   2002 (3 funds); Director,
                                                 Officer, Babson-United, Inc.                    ICAP Funds, Inc., since June
                                                 (financial services firm)                       2007 (3 funds); Trustee, The
                                                 (2000 to 2004); Independent                     MainStay Funds since June
                                                 Consultant (1999 to 2000);                      2007 (21 funds); Director,
                                                 Head of Global Funds,                           MainStay VP Series Fund,
                                                 Citicorp (1995 to 1999)                         Inc., since June 2007 (24
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD H.        Indefinite; Director   Managing Director, ICC               73         Trustee, Eclipse Funds since
        NOLAN, JR.        since June 2007        Capital Management;                             June 2007 (3 funds);
        11/16/46                                 President-- Shields/Alliance,                   Director, ICAP Funds, Inc.,
                                                 Alliance Capital Management                     since June 2007 (3 funds);
                                                 (1994 to 2004)                                  Trustee, The MainStay Funds
                                                                                                 since June 2007 (21 funds);
                                                                                                 Director, MainStay VP Series
                                                                                                 Fund, Inc., since 2006 (24
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite; Director   Chairman (since 1990) and            73         Trustee, Eclipse Funds since
        TRUTANIC          since June 2007        Chief Executive Officer (1990                   June 2007 (3 funds);
        2/13/52                                  to 1999), Somerset Group                        Director, ICAP Funds, Inc.,
                                                 (financial advisory firm);                      since June 2007 (3 funds);
                                                 Managing Director and                           Trustee, The MainStay Funds
                                                 Advisor, The Carlyle Group                      since 1994 (21 funds);
                                                 (private investment firm)                       Director, MainStay VP Series
                                                 (2002                                           Fund, Inc., since June 2007
                                                 to 2004); Senior Managing                       (24 portfolios)
                                                 Director and Partner, Groupe
                                                 Arnault S.A. (private
                                                 investment firm) (1999 to
                                                 2002)
        ----------------------------------------------------------------------------------------------------------------------

 46   MainStay Income Manager Fund

                          TERM OF OFFICE,                                       NUMBER OF FUNDS  OTHER
                          POSITION(S) HELD WITH                                 IN FUND COMPLEX  DIRECTORSHIPS
        NAME AND          THE COMPANY AND        PRINCIPAL OCCUPATION(S)        OVERSEEN BY      HELD BY
        DATE OF BIRTH     LENGTH OF SERVICE      DURING PAST FIVE YEARS         DIRECTOR         DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

        ROMAN L. WEIL     Indefinite; Director   V. Duane Rath Professor of           73         Trustee, Eclipse Funds since
        5/22/40           and Audit Committee    Accounting, Graduate School                     June 2007 (3 funds);
                          Financial Expert       of Business, University of                      Director, ICAP Funds, Inc.,
                          since June 2007        Chicago; President, Roman L.                    since June 2007 (3 funds);
                                                 Weil Associates, Inc.                           Trustee, The MainStay Funds
                                                 (consulting firm)                               since June 2007 (21 funds);
                                                                                                 Director, MainStay VP Series
                                                                                                 Fund, Inc., since 1994 (24
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        JOHN A. WEISSER   Indefinite; Director   Retired. Managing Director of        73         Trustee, Eclipse Funds since
        10/22/41          since June 2007        Salomon Brothers, Inc. (1971                    June 2007 (3 funds);
                                                 to 1995)                                        Director, ICAP Funds, Inc.,
                                                                                                 since June 2007 (3 funds);
                                                                                                 Trustee, The MainStay Funds
                                                                                                 since June 2007 (21 funds);
                                                                                                 Director, MainStay VP Series
                                                                                                 Fund, Inc., since 1997 (24
                                                                                                 portfolios); Trustee,
                                                                                                 Direxion Funds (69 funds) and
                                                                                                 Direxion Insurance Trust (45
                                                                                                 funds) since March 2007
        ----------------------------------------------------------------------------------------------------------------------

Lawrence Glacken and Robert P. Mulhearn resigned as Directors of the Company effective June 7, 2007.

At a meeting of the Board of Directors held on June 7 and 8, 2007, the following individuals were appointed to serve as Officers of the Company effective June 7, 2007:

                          POSITION(S) HELD
        NAME AND          WITH THE COMPANY       PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     AND LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           since 2004             York Life Investment Management LLC (including predecessor
        10/19/46                                 advisory organizations) (since 2000); Secretary (since 2001)
                                                 and General Counsel (since 2004), New York Life Investment
                                                 Management Holdings LLC; Senior Vice President, New York
                                                 Life Insurance Company (since 2000); Vice President and
                                                 Secretary, McMorgan & Company LLC (since 2001); Secretary,
                                                 NYLIM Service Company LLC (since 2005), NYLCAP Manager LLC
                                                 (since 2004), Madison Capital Funding LLC (since 2002) and
                                                 Institutional Capital LLC (since 2006); Chief Legal Officer,
                                                 Eclipse Funds, The MainStay Funds and MainStay VP Series
                                                 Fund, Inc. (since 2004), McMorgan Funds (since 2005) and
                                                 ICAP Funds, Inc. (since 2006); Managing Director and Senior
                                                 Counsel, Lehman Brothers Inc. (1998 to 1999); General
                                                 Counsel and Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to 1998)
        -----------------------------------------------------------------------------------------------------
        JACK R.           Treasurer and          Managing Director, New York Life Investment Management LLC
        BENINTENDE        Principal Financial    (since June 2007); Treasurer and Principal Financial and
        5/12/64           and Accounting         Accounting Officer, Eclipse Funds, The MainStay Funds,
                          Officer since June     MainStay VP Series Fund, Inc., ICAP Funds, Inc. (since June
                          2007                   2007); Vice President, Prudential Investments (2000 to
                                                 2007); Assistant Treasurer, JennisonDryden Family of Funds,
                                                 Target Portfolio Trust, The Prudential Series Fund and
                                                 American Skandia Trust (2006 to 2007); Treasurer and
                                                 Principal Financial Officer, The Greater China Fund (2007)
        -----------------------------------------------------------------------------------------------------
        STEPHEN P.        President since March  Senior Managing Director and Chief Marketing Officer, New
        FISHER            2007                   York Life Investment Management LLC (since 2005); Managing
        2/22/59                                  Director--Retail Marketing, New York Life Investment
                                                 Management LLC (2003 to 2005); President, Eclipse Funds, The
                                                 MainStay Funds, MainStay VP Series Fund, Inc., and ICAP
                                                 Funds, Inc. (since March 2007); Managing Director, UBS
                                                 Global Asset Management (1999 to 2003)
        -----------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--       Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration since   predecessor advisory organizations) (since 2000); Executive
        2/8/59            2005                   Vice President, New York Life Trust Company and New York
                                                 Life Trust Company, FSB (since 2006); Vice President--
                                                 Administration, Eclipse Funds, MainStay VP Series Fund,
                                                 Inc., and The MainStay Funds (since 2005) and ICAP Funds,
                                                 Inc. (since 2006)
        -----------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     47

                          POSITION(S) HELD
        NAME AND          WITH THE COMPANY       PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     AND LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS
        ALISON H.         Senior Vice President  Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           and Chief Compliance   2006) and Managing Director and Chief Compliance Officer
        12/16/65          Officer since 2006     (2003 to 2006), New York Life Investment Management LLC and
                                                 New York Life Investment Management Holdings LLC; Senior
                                                 Managing Director, Compliance (since 2006) and Managing
                                                 Director, Compliance (2003 to 2006), NYLIFE Distributors
                                                 LLC; Chief Compliance Officer, NYLCAP Manager LLC; Senior
                                                 Vice President and Chief Compliance Officer, Eclipse Funds,
                                                 The MainStay Funds and MainStay VP Series Fund, Inc., and
                                                 ICAP Funds, Inc. (since 2006); Vice President--Compliance,
                                                 Eclipse Funds, The MainStay Funds and MainStay VP Series
                                                 Fund, Inc. (2004 to 2006); Deputy Chief Compliance Officer,
                                                 New York Life Investment Management LLC (2002 to 2003); Vice
                                                 President and Compliance Officer, Goldman Sachs Asset
                                                 Management (1999 to 2002)
        -----------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Secretary since 2004   Managing Director and Associate General Counsel, New York
        MORRISON*                                Life Investment Management LLC (since 2004); Managing
        3/26/56                                  Director and Secretary, NYLIFE Distributors LLC (since
                                                 2004); Secretary, Eclipse Funds, The MainStay Funds and
                                                 MainStay VP Series Fund, Inc. (since 2004) and ICAP Funds,
                                                 Inc. (since 2006); Chief Legal Officer--Mutual Funds and
                                                 Vice President and Corporate Counsel, The Prudential
                                                 Insurance Company of America (2000 to 2004)
        -----------------------------------------------------------------------------------------------------

* In addition to serving as Secretary to the Company, effective January 1, 2008, Marguerite E.H. Morrison will assume the role of Chief Legal Officer to the Company.

Arphiela Arizmendi resigned as Treasurer and Principal Financial and Accounting Officer of the Company effective June 7, 2007.

Christopher O. Blunt resigned as President of the Company effective March 10, 2007.

Patrick G. Boyle resigned as Executive Vice President of the Company effective June 7, 2007.

Tony H. Elavia resigned as Senior Vice President of the Company effective June 7, 2007.

Alan J. Kirshenbaum resigned as Senior Vice President of the Company effective March 19, 2007.

 48   MainStay Income Manager Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay All Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay 130/30 High Yield Fund(2)
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Institutional Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
Chicago, Illinois

MACKAY SHIELDS LLC(3)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.
                         Not part of the Annual Report

                       This page intentionally left blank

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         Eclipse Funds Inc.

(C) 2007 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

 NYLIM-AO11871         (RECYCLE LOGO)                     MS329-07  MSIM11-12/07
                                                                  B6

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    FLOATING RATE FUND

                    Message from the President
                    and
                    Annual Report
                    October 31, 2007

MESSAGE FROM
THE PRESIDENT

The 12-month period ended October 31, 2007, was a dynamic one for mutual fund investors. U.S. equity markets generally advanced, with growth stocks out-performing value stocks at all capitalization levels. Although past performance is no guarantee of future results, international stocks as a whole provided even stronger returns for U.S. investors.

The progress of the equity markets, however, was far from steady. In February, weakness in Asian markets led to sharp price declines around the globe. The correction caused many investors to reconsider whether China and other emerging economies could sustain their rapid growth. Fortunately, strong corporate-earnings reports and positive economic news helped the stock market regain its footing.

In July and August, difficulties in the subprime-mortgage market led to another stock-market correction. A number of high-profile mortgage originators either closed their doors or were sold to larger entities. Other leading financial services firms faced major write-offs because of subprime-mortgage exposure.

The Federal Open Market Committee (FOMC) took prompt action to increase liquidity and stabilize the financial markets by lowering the discount rate and the federal funds target rate during the reporting period. These Federal Reserve moves helped calm investor concerns, and the stock market generally advanced from August 16, 2007, the date of an unscheduled FOMC meeting, through the end of October 2007.

Difficulties in the subprime-mortgage market led to a "flight to quality," or a general movement toward fixed-income securities that carry lower risk. As demand for short- and intermediate-term Treasury securities increased, yields fell across much of the maturity spectrum. Yields rose, however, on 20- and 30-year Treasury bonds, and the yield curve steepened during the 12-month reporting period.

High-yield bonds rallied from November 2006 through May 2007. But in June and July, the yield differences--or spreads--between high-yield bonds and comparable Treasury securities began to widen. At the end of October 2007, these spreads were wider than when the reporting period began, making high-yield securities more attractive to investors willing to accept higher risk.

To help investors address the challenges of today's ever-changing markets, New York Life Investment Management LLC provides access to seven institutional investment boutiques, each with its own proprietary research and investment culture. As advisors and subadvisors to MainStay Funds, these boutiques bring a wealth of experience and market insight to our shareholders. The portfolio managers of each MainStay Fund seek to consistently apply time-tested investment principles across a wide variety of market environments.

The report that follows provides more specific information about the market forces and investment decisions that affected your investment in MainStay Funds from November 1, 2006, through October 31, 2007. Please read the report carefully. As you do, bear in mind that this annual report reflects just a short segment of your lifetime investment journey. We look forward to continuing to work with you, wherever that journey may lead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President


                         Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    FLOATING RATE FUND

                    MainStay Funds

                    Annual Report

                    October 31, 2007

TABLE OF CONTENTS


Annual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------


Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------


Portfolio of Investments                                                      11
--------------------------------------------------------------------------------


Financial Statements                                                          22
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 28
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       34
--------------------------------------------------------------------------------


Federal Income Tax Information                                                35
--------------------------------------------------------------------------------


Proxy Voting Policies and Procedures and Proxy Voting Record                  35
--------------------------------------------------------------------------------


Shareholder Reports and Quarterly Portfolio Disclosure                        35
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               35
--------------------------------------------------------------------------------

Directors and Officers                                                        36

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

A REDEMPTION FEE OF 2% WILL BE APPLIED TO SHARES THAT ARE REDEEMED WITHIN 60 DAYS OF PURCHASE. PERFORMANCE DATA SHOWN DOES NOT REFLECT THIS FEE, WHICH WOULD LOWER PERFORMANCE.

CLASS A SHARES--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE      SINCE
TOTAL RETURNS            YEAR   INCEPTION
-----------------------------------------
With sales charges       0.54%    3.24%
Excluding sales charges  3.65     4.14

(PERFORMANCE GRAPH)

                                                                                                   CREDIT SUISSE LEVERAGED LOAN
                                                                MAINSTAY FLOATING RATE FUND                   INDEX
                                                                ---------------------------        ----------------------------
5/3/04                                                                      9700                              10000
                                                                            9874                              10226
                                                                           10241                              10826
                                                                           10788                              11565
10/31/07                                                                   11181                              12046

CLASS B SHARES--MAXIMUM 3% CDSC IF REDEEMED WITHIN THE FIRST FOUR YEARS OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE      SINCE
TOTAL RETURNS            YEAR    INCEPTION
------------------------------------------
With sales charges       -0.04%    3.14%
Excluding sales charges   2.88     3.40

(PERFORMANCE GRAPH)

                                                                                                   CREDIT SUISSE LEVERAGED LOAN
                                                                MAINSTAY FLOATING RATE FUND                   INDEX
                                                                ---------------------------        ----------------------------
5/3/04                                                                     10000                              10000
                                                                           10141                              10226
                                                                           10440                              10826
                                                                           10728                              11565
10/31/07                                                                   11145                              12046

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE      SINCE
TOTAL RETURNS            YEAR   INCEPTION
-----------------------------------------
With sales charges       1.91%    3.39%
Excluding sales charges  2.88     3.39

(PERFORMANCE GRAPH)

                                                                                                   CREDIT SUISSE LEVERAGED LOAN
                                                                MAINSTAY FLOATING RATE FUND                   INDEX
                                                                ---------------------------        ----------------------------
5/3/04                                                                     10000                              10000
                                                                           10141                              10226
                                                                           10439                              10826
                                                                           10925                              11565
10/31/07                                                                   11240                              12046

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 3.00% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 3.00% if redeemed within the first four years of purchase and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE      SINCE
TOTAL RETURNS            YEAR   INCEPTION
-----------------------------------------
                         3.89%    4.42%

(PERFORMANCE GRAPH)

                                                                                                   CREDIT SUISSE LEVERAGED LOAN
                                                                MAINSTAY FLOATING RATE FUND                   INDEX
                                                                ---------------------------        ----------------------------
5/3/04                                                                     10000                              10000
                                                                           10192                              10226
                                                                           10597                              10826
                                                                           11202                              11565
10/31/07                                                                   11638                              12046

                                                         ONE      SINCE
BENCHMARK PERFORMANCE                                    YEAR   INCEPTION
-------------------------------------------------------------------------

Credit Suisse Leveraged Loan Index(1)                    4.15%    5.46%
Average Lipper loan participation fund(2)                3.76     4.41

1. The Credit Suisse Leveraged Loan Index is an unmanaged index that represents tradable, senior-secured, U.S. dollar denominated non-investment-grade loans. Results assume reinvestment of all income and capital gains. The Credit Suisse Leveraged Loan Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
2. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6   MainStay Floating Rate Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY FLOATING RATE FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2007, to October 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2007, to October 31, 2007.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/07            10/31/07          PERIOD(1)           10/31/07           PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,002.05            $5.10            $1,019.95             $5.14
---------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES                        $1,000.00         $  998.30            $8.86            $1,016.20             $8.94
---------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES                        $1,000.00         $  999.30            $8.87            $1,016.20             $8.94
---------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES                        $1,000.00         $1,003.85            $3.38            $1,021.65             $3.41
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's net annualized expense ratio of each class (1.01% for Class A, 1.76% for Class B and Class C, and 0.67% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).



                                                     www.mainstayfunds.com     7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2007

(PORTFOLIO COMPOSITION PIE CHART)

Floating Rate Loans                                                                86
Short-Term Investments                                                            9.2
Foreign Floating Rate Loans                                                       3.9
Corporate Bonds                                                                   0.5
Cash and Other Assets, Less Liabilities                                           0.4
Common Stock                                                                        0*

* Less than one-tenth of a percent.

See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Insight Midwest Holdings LLC, Initial Term Loan,
     7.00%, due 4/7/14
 2.  Yell Group PLC, Term Loan B1, 6.753%, due
     10/27/12
 3. Penn National Gaming, Inc., Term Loan B, 6.901%, due 10/3/12
 4.  Dynegy Holdings, Inc., Synthetic Letter of
     Credit, 6.319%, due 4/2/13
 5. UPC Broadband Holding B.V., Term Loan N, 7.13%, due 12/31/14
 6.  Lyondell Chemical Co., Term Loan, 6.252%, due
     8/16/13
 7.  Graham Packaging Holdings Co., 1st Lien Term
     Loan, 7.661%, due 10/7/11
 8.  Huntsman International LLC, New Term Loan B,
     6.643%, due 4/21/14
 9.  Transdigm, Inc., Term Loan, 7.20%, due 6/23/13
10.  Constellation Brands, Inc., New Term Loan B,
     6.688%, due 6/5/13

 8   MainStay Floating Rate Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Robert H. Dial of New York Life Investment Management LLC

HOW DID MAINSTAY FLOATING RATE FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2007?

Excluding all sales charges, MainStay Floating Rate Fund returned 3.65% for Class A shares, 2.88% for Class B shares and 2.88% for Class C shares during the 12 months ended October 31, 2007. Over the same period, Class I shares returned 3.89%. Class I shares outperformed--and Class A, Class B and Class C shares underperformed--the 3.76% return of the average Lipper(1) loan participation fund for the 12 months ended October 31, 2007. Over the same period, all of the Fund's share classes underperformed the 4.15% return of the Credit Suisse Leveraged Loan Index,(2) the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

WHAT FACTORS ACCOUNTED FOR THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

In a period of significant loan-market volatility, many of the Fund's loans experienced price declines beginning in the summer of 2007. The magnitude of losses in the Fund, however, was likely mitigated because the Fund was underweight in riskier assets, including loans rated CCC+ and below(3) and unrated loans as well as so-called covenant lite loans, or loans that lack traditional covenant protections. Lower-rated loans generally traded down more than their higher-rated counterparts. In addition, "covenant lite" loans and other aggressively structured loans generally traded down by larger magnitudes than loans with traditional maintenance financial covenants.

Because of volatility in the structured-finance market, the loan market experienced a supply-demand imbalance when many hedge funds and other nontraditional investors were forced to sell loan positions to generate liquidity to offset other portfolio losses. Demand for loans from collateralized loan obligations also declined because of reduced funding for those types of investment accounts. Fortunately, the Fund held a substantial cash position at the beginning July, when leveraged loan difficulties emerged in earnest.

The Fund's performance relative to the Credit Suisse Leveraged Loan Index was significantly influenced by fees and expenses that were borne by the Fund but not by the Index.

WHAT WERE SOME OF THE CHARACTERISTICS OF THE LOANS IN THE FUND DURING THE REPORTING PERIOD?

The Fund invested in floating-rate loans that had a weighted effective duration of less than three months. These floating-rate loans may have final maturities of seven to nine years, but the loans' underlying interest rate contracts, which are typically pegged to LIBOR,(4) customarily reset every 30, 60, 90, or 180 days. The weighted average reset figure for the Fund at the end of the 12-month reporting period was 48 days. This means that if short-term interest rates were to increase, the Fund would effectively "catch up" within 48 days and thus increase the yield it pays investors.

WHAT WERE THE FUND'S LARGEST INDUSTRY CONCENTRATIONS AND HOW DID THE FUND'S WEIGHTINGS DIFFER FROM THOSE OF THE BENCHMARK?

As of October 31, 2007, the Fund's largest industry concentrations on a par-value basis were diversified media, health care, chemicals and utilities. Compared to the Credit Suisse Leveraged Loan Index, the Fund was overweight in chemicals and utilities and underweight in diversified media and health care. We are comfortable with the Fund's current overweight positions, as they are in industries characterized by significant collateral, recurring revenue streams and consistent free cash flow profiles. In addition, we believe that the issues held in the Fund's portfolio represent attractive relative value.


Floating-rate funds are generally considered to have speculative characteristics that may involve risk of default on principal and interest and risks associated with collateral impairment, nondiversification, borrower industry concentration, and limited liquidity. The Fund may invest in foreign securities. U.S. dollar denominated securities of foreign issuers may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. Funds that invest in bonds are subject to credit, inflation and interest-rate risk and can lose principal value when interest rates rise.
1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Credit Suisse Leveraged Loan Index.
3. Debt rated CCC by Standard & Poor's is deemed by Standard & Poor's to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. It is the opinion of Standard & Poor's that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commit- ment on the obligation. Standard & Poor's ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. When applied to Fund holdings, ratings are based solely on the creditworthiness of the loans and bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4. London interbank offer rates (LIBOR) are interest rates that are widely used as reference rates in bank, corporate and government lending agreements.

                                                     www.mainstayfunds.com     9

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2007, the Fund remained significantly underweight relative to the Index in loans rated CCC+ and below and unrated issues. At the end of the reporting period, the Fund held less than 3% of its total net assets in loans rated CCC+ and below and unrated issues compared with 19% in the Index.


The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 10   MainStay Floating Rate Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2007

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
LONG-TERM INVESTMENTS (90.6%)+
CORPORATE BONDS (0.5%)
--------------------------------------------------------------------------------
PACKAGING & CONTAINERS (0.2%)
Berry Plastics Holding Corp.
 8.875%, due 9/15/14                                $   1,500,000   $  1,537,500
                                                                    ------------

TELECOMMUNICATIONS (0.3%)
Qwest Corp.
 8.944%, due 6/15/13 (a)                                3,000,000      3,198,750
                                                                    ------------
Total Corporate Bonds
 (Cost $4,505,648)                                                     4,736,250
                                                                    ------------

FLOATING RATE LOANS (86.0%) (b)
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.5%)
Axletech International Holdings, Inc.
 Tranche B Term Loan
 7.222%, due 10/19/12                                   1,714,286      1,695,715
 2nd Lien Term Loan
 11.73%, due 4/22/13                                    1,000,000        976,250
Hexcel Corp.
 Tranche B Term Loan
 7.033%, due 3/1/12                                     2,660,662      2,594,145
Oshkosh Truck Corp.
 Term Loan B
 7.45%, due 12/6/13                                     3,935,113      3,866,658
Spirit Aerosystems, Inc.
 Term Loan B
 6.901%, due 9/30/13                                    3,581,385      3,545,572
V  Transdigm, Inc.
 Term Loan
 7.20%, due 6/23/13                                     7,250,000      7,107,269
Vought Aircraft Industries, Inc.
 Term Loan
 7.34%, due 12/22/11                                    4,383,529      4,328,735
 Tranche B Letter of Credit
 7.624%, due 12/22/10                                     560,000        552,766
                                                                    ------------
                                                                      24,667,110
                                                                    ------------
AUTOMOBILE (3.3%)
Accuride Corp.
 Term Loan
 7.125%, due 1/31/12                                    2,142,727      2,093,622
Allison Transmission, Inc.
 Term Loan B
 8.17%, due 8/7/14                                      5,000,000      4,863,540

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
AUTOMOBILE (CONTINUED)
DaimlerChrysler Financial Services Americas LLC
 Term Loan
 9.36%, due 8/3/12                                  $   4,000,000   $  3,989,616
Dayco Products LLC
 Tranche B Term Loan
 7.758%, due 6/21/11                                    2,794,154      2,691,119
Delphi Corp.
 DIP Term Loan B
 (zero coupon), due 12/31/07                            2,000,000      1,989,000
Ford Motor Co.
 Term Loan
 8.70%, due 12/16/13                                    3,000,000      2,884,092
Goodyear Tire & Rubber Co. (The)
 2nd Lien Term Loan
 6.43%, due 4/30/14                                     3,250,000      3,153,855
Key Safety Systems, Inc.
 1st Lien Term Loan
 7.433%, due 3/8/14                                     3,726,263      3,493,371
Tenneco, Inc.
 Tranche B Credit-Linked Deposit
 6.621%, due 3/17/14                                    2,361,559      2,314,328
Tower Automotive
 Term Loan
 9.346%, due 7/31/13 (e)                                1,995,000      1,935,150
TRW Automotive, Inc.
 Term Loan B1
 6.781%, due 2/9/14                                     1,835,400      1,813,605
United Components, Inc.
 Term Loan D
 7.38%, due 6/29/12                                       715,114        700,811
                                                                    ------------
                                                                      31,922,109
                                                                    ------------
BEVERAGE, FOOD & TOBACCO (3.9%)
American Seafoods Group LLC
 Term Loan A
 6.948%, due 9/30/11 (e)                                2,969,392      2,865,463
 Tranche B1 Term Loan
 6.948%, due 9/28/12 (e)                                  322,360        314,301
 Tranche B2 Term Loan
 6.948%, due 9/28/12 (e)                                1,176,719      1,147,301
BF Bolthouse Holdco LLC
 1st Lien Term Loan
 7.50%, due 12/17/12                                    1,621,125      1,594,782
 2nd Lien Term Loan
 10.698%, due 12/16/13                                    330,000        328,144
Chiquita Brands LLC
 Term Loan C
 7.875%, due 6/28/12                                    3,505,291      3,439,567

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
--------------------------------------------------------------------------------
BEVERAGE, FOOD & TOBACCO (CONTINUED)
V  Constellation Brands, Inc.
 New Term Loan B
 6.688%, due 6/5/13                                 $   7,040,000   $  6,921,200
Dean Foods Co.
 Tranche B Term Loan
 6.70%, due 4/2/14                                      4,708,794      4,555,221
Del Monte Corp.
 Term Loan B
 6.451%, due 2/8/12                                     2,955,000      2,918,523
Dole Food Co., Inc.
 Credit Link Deposit
 5.16%, due 4/12/13                                       275,662        267,163
 Tranche C Term Loan
 7.415%, due 4/12/13                                    2,036,454      1,973,664
 Tranche B Term Loan
 7.585%, due 4/12/13                                      610,936        592,099
Michael Foods, Inc.
 Term Loan B1
 7.361%, due 11/21/10                                   2,178,281      2,144,246
OSI Group LLC
 Dutch Term Loan
 7.198%, due 9/2/11                                     1,077,778      1,048,139
 German Term Loan
 7.198%, due 9/2/11                                       862,222        838,511
 U.S. Term Loan
 7.198%, due 9/2/11                                     1,940,000      1,886,650
Reddy Ice Group, Inc.
 Term Loan
 6.998%, due 8/12/12                                    5,500,000      5,376,250
                                                                    ------------
                                                                      38,211,224
                                                                    ------------
BROADCASTING & ENTERTAINMENT (6.1%)
Atlantic Broadband Finance LLC
 Tranche B2 Term Loan
 7.45%, due 9/1/11                                      3,957,618      3,894,130
Charter Communications Operating LLC
 Existing Term Loan
 6.99%, due 3/6/14                                      3,500,000      3,360,000
CSC Holdings, Inc.
 Incremental Term Loan
 6.875%, due 3/29/13                                    6,384,994      6,226,965
DirectTV Holdings LLC
 Term Loan B
 6.253%, due 4/13/13                                    2,272,944      2,256,213
Discovery Communications Holdings LLC
 Term Loan B
 7.198%, due 5/14/14                                    6,483,750      6,390,546

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
BROADCASTING & ENTERTAINMENT (CONTINUED)
Emmis Operating Co.
 Term Loan B
 7.198%, due 11/1/13                                $     284,902   $    277,779
Entravision Communications Corp.
 Term Loan
 6.73%, due 3/29/13                                     4,419,849      4,324,084
Gray Television, Inc.
 Delayed Draw Term Loan
 6.73%, due 12/31/14                                    4,800,000      4,617,998
V  Insight Midwest Holdings LLC
 Initial Term Loan
 7.00%, due 4/7/14                                      8,749,083      8,557,093
Mediacom Broadband Group
 (FKA MCC Iowa)
 Tranche D1 Term Loan
 6.61%, due 1/31/15                                     1,915,081      1,851,474
 Tranche A Term Loan
 6.724%, due 3/31/10                                    1,852,041      1,768,699
Nexstar Broadcasting, Inc.
 Mission Term Loan B
 6.948%, due 10/1/12                                    3,337,245      3,212,098
 Nexstar Term Loan B
 6.948%, due 10/1/12                                    3,160,530      3,042,010
Univision Communications, Inc.
 Initial Term Loan
 7.204%, due 9/29/14                                    1,932,886      1,829,194
V  UPC Broadband Holding B.V.
 Term Loan N
 7.13%, due 12/31/14                                    8,000,000      7,727,504
                                                                    ------------
                                                                      59,335,787
                                                                    ------------
BUILDINGS & REAL ESTATE (3.1%)
Armstrong World Industries, Inc.
 Term Loan
 6.771%, due 10/2/13                                    1,960,050      1,940,450
CB Richard Ellis Services, Inc.
 Term Loan B
 6.498%, due 12/20/13                                   7,001,818      6,844,277
Central Parking Corp.
 Letter of Credit Term Loan
 7.438%, due 5/22/14                                      568,966        557,586
 Term Loan
 7.61%, due 5/22/14                                     1,929,629      1,891,036
General Growth Properties, Inc.
 Tranche A1 Term Loan
 6.38%, due 2/24/10                                     5,055,921      4,969,874
Landsource Communities Development LLC
 New Term Loan B
 8.249%, due 2/27/13                                    2,982,475      2,635,228

 12   MainStay Floating Rate Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
--------------------------------------------------------------------------------
BUILDINGS & REAL ESTATE (CONTINUED)
LNR Property Corp.
 Initial Tranche B Term Loan
 8.11%, due 7/12/11                                 $   1,171,807   $  1,140,754
Macerich Partnership, L.P.
 Term Loan
 6.688%, due 4/26/10                                    5,000,000      4,825,000
Stile Acquisition Corp.
 Canadian Term Loan
 7.115%, due 4/6/13                                     2,930,386      2,746,393
 U.S. Term Loan
 7.115%, due 4/6/13                                     2,947,195      2,762,146
                                                                    ------------
                                                                      30,312,744
                                                                    ------------
CHEMICALS, PLASTICS & RUBBER (6.3%)
Celanese U.S. Holdings LLC
 Synthetic Letter of Credit
 5.124%, due 4/2/14                                     1,928,571      1,893,483
 Dollar Term Loan
 6.979%, due 4/2/14                                       802,359        787,761
Gentek, Inc.
 1st Lien Term Loan
 7.339%, due 2/28/11                                    5,301,739      5,175,823
Hercules, Inc.
 Term Loan B
 6.714%, due 10/8/10                                    2,997,897      2,967,918
Hexion Specialty Chemicals, Inc.
 Term Loan C1
 7.50%, due 5/5/13                                      3,220,493      3,182,752
 Term Loan C2
 7.50%, due 5/5/13                                        699,583        691,384
V  Huntsman International LLC
 New Term Loan B
 6.643%, due 4/21/14                                    7,232,559      7,168,146
INEOS U.S. Finance LLC
 Tranche B2 Term Loan
 7.358%, due 12/16/13                                   1,922,401      1,902,491
 Tranche A4 Term Loan
 7.364%, due 12/17/12                                   2,895,058      2,799,160
 Tranche C2 Term Loan
 7.858%, due 12/16/14                                   1,921,874      1,901,969
ISP Chemco, Inc.
 Term Loan B
 7.092%, due 6/4/14                                     4,937,625      4,815,419
Kraton Polymers LLC
 Term Loan
 7.25%, due 5/13/13                                       962,132        935,674
V  Lyondell Chemical Co.
 Term Loan
 6.252%, due 8/16/13                                    7,396,429      7,352,257

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
CHEMICALS, PLASTICS & RUBBER (CONTINUED)
MacDermid, Inc.
 Term Loan B
 7.198%, due 4/12/14                                $   1,990,000   $  1,928,642
Mosaic Co. (The)
 New Term Loan B
 6.625%, due 12/1/13                                      659,954        657,243
Nalco Co.
 Term Loan B
 6.974%, due 11/4/10                                    4,716,027      4,683,015
Polymer Group, Inc.
 Term Loan
 7.295%, due 11/22/12                                   4,426,175      4,370,848
Rockwood Specialties Group, Inc.
 Tranche E Term Loan
 6.46%, due 7/30/12                                     4,834,545      4,748,732
Texas Petrochemicals, L.P.
 Letter of Credit
 4.639%, due 12/29/08                                     875,470        847,017
 Term Loan B
 7.605%, due 6/27/13                                    2,593,743      2,509,446
                                                                    ------------
                                                                      61,319,180
                                                                    ------------
CONTAINERS, PACKAGING & GLASS (3.4%)
Altivity Packaging LLC
 Delayed Draw 1st Lien Term Loan
 7.288%, due 6/30/13                                    1,223,215      1,211,857
 1st Lien Term Loan
 7.322%, due 6/30/13                                    4,087,660      4,049,702
 2nd Lien Term Loan
 9.753%, due 12/30/13                                   1,231,061      1,233,369
 Delayed Draw 2nd Lien
 9.753%, due 12/30/13                                     393,939        394,678
Berry Plastics Corp.
 Term Loan C
 7.36%, due 4/3/15                                      3,328,263      3,230,495
Crown Americas LLC
 Term B Dollar Loan
 7.308%, due 11/15/12                                   3,960,000      3,893,999
 Term Loan B1
 7.308%, due 11/15/12                                   1,980,000      1,946,999
V  Graham Packaging Holdings Co.
 1st Lien Term Loan
 7.661%, due 10/7/11                                    7,462,500      7,303,922
Graphic Packaging International, Inc.
 Term Loan B
 7.388%, due 5/16/14                                    3,980,000      3,948,729

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
--------------------------------------------------------------------------------
CONTAINERS, PACKAGING & GLASS (CONTINUED)
Smurfit-Stone Container Enterprises, Inc.
 Deposit Fund Commitment
 5.024%, due 11/1/10                                $     944,766   $    934,137
 Tranche C1 Term Loan
 7.188%, due 11/1/11                                      640,519        633,313
 Tranche B Term Loan
 7.428%, due 11/1/11                                    1,111,880      1,099,371
 Tranche C Term Loan
 7.523%, due 11/1/11                                    1,670,959      1,652,160
Solo Cup Co.
 Term Loan B1
 8.66%, due 2/27/11                                     1,972,976      1,963,815
                                                                    ------------
                                                                      33,496,546
                                                                    ------------
DIVERSIFIED NATURAL RESOURCES, PRECIOUS METALS & MINERALS (1.1%)
Appleton Papers, Inc.
 Term Loan B
 7.016%, due 6/5/14                                     2,394,000      2,296,744
Georgia-Pacific Corp.
 New Term Loan B
 7.372%, due 12/20/12                                   2,977,500      2,905,188
 Term Loan B
 7.412%, due 12/20/12                                   5,307,108      5,178,219
                                                                    ------------
                                                                      10,380,151
                                                                    ------------
DIVERSIFIED/CONGLOMERATE MANUFACTURING (3.4%)
Aearo Technologies, Inc.
 1st Lien Term Loan B
 7.448%, due 6/1/14                                     6,483,750      6,256,819
 2nd Lien Term Loan
 10.698%, due 12/1/14                                   1,750,000      1,677,813
Electrical Components International Holdings
 1st Lien Term Loan
 7.45%, due 5/1/13                                      4,661,735      4,288,797
EnerSys Capital, Inc.
 Term Loan
 7.07%, due 3/17/11                                     4,237,979      4,132,030
Invensys International Holdings, Ltd.
 Tranche A Term Loan
 7.244%, due 1/15/11                                    3,029,144      2,945,842
 Term A Bonding
 7.356%, due 12/15/10                                   2,720,856      2,652,835
Mueller Water Products, Inc.
 Term Loan
 6.691%, due 5/24/14                                    6,215,197      6,110,315
Walter Industries, Inc.
 Term Loan
 7.114%, due 10/3/12                                    4,927,080      4,801,439
                                                                    ------------
                                                                      32,865,890
                                                                    ------------

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
DIVERSIFIED/CONGLOMERATE SERVICE (3.6%)
Affiliated Computer Services, Inc.
 Term Loan B
 6.819%, due 3/20/13                                $     987,437   $    973,397
 1st Securities Repurchase Increase
 6.957%, due 3/20/13                                    3,188,779      3,143,437
American Reprographics Co. LLC
 Term Loan C
 6.614%, due 6/18/09                                    2,659,186      2,606,002
Coinmach Corp.
 Term Loan B1
 7.738%, due 12/19/12                                   4,468,224      4,434,712
Dealer Computer Services, Inc.
 1st Lien Term Loan
 7.198%, due 10/26/12                                   4,392,314      4,278,847
 2nd Lien Term Loan
 10.698%, due 10/26/13                                    750,000        748,125
First Data Corp.
 Term Loan B1
 7.96%, due 9/24/14                                     6,000,000      5,772,270
 Term Loan B2
 7.96%, due 9/24/14                                     1,000,000        963,750
Language Line LLC
 Term Loan B1
 8.42%, due 6/10/11                                     1,950,338      1,893,452
SunGard Data Systems, Inc.
 Term Loan
 7.356%, due 2/28/14                                    6,826,926      6,726,850
VeriFone, Inc.
 Term Loan B
 6.709%, due 10/31/13                                   1,417,500      1,406,869
Verint Systems, Inc.
 Term Loan B
 8.106%, due 5/25/14                                    1,876,923      1,825,308
                                                                    ------------
                                                                      34,773,019
                                                                    ------------
ECOLOGICAL (1.6%)
Allied Waste Industries, Inc.
 Tranche A Credit-Linked Deposit
 5.50%, due 3/28/14                                     1,174,567      1,150,953
 Term Loan B
 6.535%, due 3/28/14                                    3,515,496      3,444,821
Big Dumpster Merger Sub, Inc.
 Delayed Draw Term Loan B
 7.044%, due 2/5/13 (c)                                   353,257        332,945
 Term Loan B
 7.448%, due 2/5/13                                       838,985        790,743
Duratek, Inc.
 Term Loan B
 7.66%, due 6/7/13                                      1,166,183      1,147,233

 14   MainStay Floating Rate Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
--------------------------------------------------------------------------------
ECOLOGICAL (CONTINUED)
EnergySolutions LLC
 Synthetic Letter of Credit
 7.295%, due 6/7/13                                 $     125,786   $    123,742
 Term Loan
 7.66%, due 6/7/13                                      2,432,143      2,392,620
 2nd Lien Term Loan
 9.88%, due 12/31/14                                      190,000        189,763
IESI Corp.
 Term Loan
 7.174%, due 1/20/12                                    4,000,000      3,865,000
Synagro Technologies, Inc.
 Term Loan B
 7.50%, due 3/31/14                                       997,500        967,575
 2nd Lien Term Loan
 10.25%, due 10/2/14                                      750,000        725,625
                                                                    ------------
                                                                      15,131,020
                                                                    ------------
ELECTRONICS (1.4%)
Flextronics International, Ltd.
 Term Loan
 7.455%, due 10/1/12                                    3,000,000      2,977,500
Freescale Semiconductor, Inc.
 Term Loan B
 7.33%, due 11/29/13                                    4,967,475      4,763,520
Sensata Technologies Finance Co. LLC
 Term Loan
 6.76%, due 4/26/13                                     6,418,750      6,236,502
                                                                    ------------
                                                                      13,977,522
                                                                    ------------
FINANCE (2.2%)
Brand Energy & Infrastructure Services, Inc.
 New Term Loan
 7.528%, due 2/7/14                                     2,487,500      2,373,490
Hertz Corp. (The)
 Letter of Credit
 5.238%, due 12/21/12                                     388,244        381,657
 Tranche B Term Loan
 6.871%, due 12/21/12                                   4,949,144      4,865,187
Rental Services Corp.
 1st Lien Term Loan
 6.998%, due 11/30/12                                   6,192,475      6,091,847
 2nd Lien Term Loan
 8.75%, due 11/27/13                                    2,387,522      2,323,357
United Rentals, Inc.
 Tranche B Credit-Linked Deposit
 5.322%, due 2/14/11                                    1,483,303      1,474,403
 Initial Term Loan
 7.13%, due 2/14/11                                     3,994,234      3,970,269
                                                                    ------------
                                                                      21,480,210
                                                                    ------------

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
GROCERY (0.5%)
Roundy's Supermarkets, Inc.
 Tranche B Term Loan
 8.46%, due 11/3/11                                 $   3,942,712   $  3,918,071
Supervalu, Inc.
 Term Loan B
 6.622%, due 6/1/12                                       428,861        422,697
                                                                    ------------
                                                                       4,340,768
                                                                    ------------
HEALTHCARE, EDUCATION & CHILDCARE (8.3%)
Accellent, Inc.
 Term Loan
 8.01%, due 11/22/12                                    2,701,875      2,566,781
Advanced Medical Optics, Inc.
 Term Loan B
 7.025%, due 4/2/14                                     1,990,000      1,910,400
AGA Medical Corp.
 Tranche B Term Loan
 7.17%, due 4/28/13                                     4,580,523      4,362,948
Alliance Imaging, Inc.
 Tranche C1 Term Loan
 7.626%, due 12/29/11                                   5,594,151      5,531,217
AMR HoldCo, Inc.
 Term Loan
 7.712%, due 2/10/12                                    3,210,619      3,126,341
Biomet, Inc.
 Term Loan B
 8.203%, due 3/25/15                                    3,000,000      2,982,954
Community Health Systems, Inc.
 New Term Loan B
 7.756%, due 7/25/14                                    7,035,963      6,864,461
DaVita, Inc.
 Tranche B1 Term Loan
 6.754%, due 10/5/12                                    1,130,815      1,105,371
Fenwal, Inc.
 1st Lien Term Loan
 7.791%, due 2/28/14                                    2,132,143      2,041,527
Fresenius Medical Care Holdings, Inc.
 Term Loan
 6.703%, due 3/31/13                                    5,415,303      5,340,843
Gentiva Health Services, Inc.
 Term Loan B
 7.177%, due 3/31/13                                    2,554,054      2,509,358
HCA, Inc.
 Term Loan B
 7.448%, due 11/18/13                                   2,977,500      2,905,689
Health Management Associates, Inc.
 Term Loan B
 6.942%, due 2/28/14                                    6,211,269      5,921,408
HealthSouth Corp.
 Term Loan B
 7.628%, due 3/10/13                                    1,599,813      1,562,363

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
--------------------------------------------------------------------------------
HEALTHCARE, EDUCATION & CHILDCARE (CONTINUED)
LifePoint Hospitals, Inc.
 Term Loan B
 7.165%, due 4/15/12                                $   2,288,385   $  2,238,123
Quintiles Transnational Corp.
 Term Loan B
 7.20%, due 3/31/13                                     1,477,500      1,447,489
 2nd Lien Term Loan C
 9.20%, due 3/31/14                                       500,000        495,000
Rural/Metro Operating Co. LLC
 LC Facility Deposits
 5.06%, due 3/4/11                                        411,765        407,647
 Term Loan B1
 7.61%, due 3/4/11                                        976,471        966,706
Select Medical Corp.
 Term Loan B
 7.477%, due 2/24/12                                    5,360,050      5,121,083
Sun Healthcare Group, Inc.
 Delayed Draw Term Loan B
 4.369%, due 4/19/14 (c)                                  147,783        143,766
 Synthetic Letter of Credit
 5.129%, due 4/19/14                                      413,793        401,897
 Term Loan B
 7.125%, due 4/19/14                                    1,823,098      1,770,684
Sunrise Medical Holdings, Inc.
 Term Loan B1
 9.416%, due 5/13/10 (e)                                2,694,167      2,411,279
U.S. Oncology, Inc.
 Term Loan B
 7.286%, due 8/20/11                                    5,873,002      5,784,907
Vanguard Health Holding Co. LLC
 Replacement Term Loan
 7.448%, due 9/23/11                                    6,807,322      6,649,902
Warner Chilcott Corp.
 Tranche C Term Loan
 7.198%, due 1/18/12                                      925,037        909,542
 Tranche B Term Loan
 7.245%, due 1/18/12                                    3,593,947      3,533,748
                                                                    ------------
                                                                      81,013,434
                                                                    ------------
HOME & OFFICE FURNISHINGS, HOUSEWARES, & DURABLE CONSUMER PRODUCTS (1.7%)
Jarden Corp.
 Term Loan B1
 6.948%, due 1/24/12                                    3,649,737      3,570,151
 Term Loan B2
 6.948%, due 1/24/12                                      384,021        375,647
 Additional Term Loan
 7.698%, due 1/24/12                                      997,500        986,071

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
HOME & OFFICE FURNISHINGS, HOUSEWARES, & DURABLE CONSUMER PRODUCTS (CONTINUED)
National Bedding Co. LLC
 1st Lien Term Loan
 7.095%, due 2/23/13                                $   2,932,837   $  2,756,867
 2nd Lien Term Loan
 9.75%, due 2/28/14                                     1,000,000        920,000
Sealy Mattress Co.
 Term Loan E
 6.468%, due 8/25/12                                    1,500,000      1,440,000
Simmons Bedding Co.
 Tranche D Term Loan
 7.365%, due 12/19/11                                   6,858,771      6,730,169
                                                                    ------------
                                                                      16,778,905
                                                                    ------------
HOTELS, MOTELS, INNS & GAMING (1.4%)
V  Penn National Gaming, Inc.
 Term Loan B
 6.901%, due 10/3/12                                    7,854,811      7,788,265
Venetian Casino Resort LLC/ Las Vegas Sands, Inc.
 Term Loan B
 6.95%, due 5/23/14                                     6,384,000      6,190,022
                                                                    ------------
                                                                      13,978,287
                                                                    ------------
INSURANCE (0.6%)
HUB International Holdings, Inc.
 Delayed Draw Term Loan
 3.457%, due 6/13/14 (c)                                  229,490        226,779
 Initial Term Loan
 8.203%, due 6/13/14                                    3,259,804      3,188,496
USI Holdings Corp.
 Term Loan
 7.95%, due 5/5/14                                      1,995,000      1,957,594
                                                                    ------------
                                                                       5,372,869
                                                                    ------------
LEISURE, AMUSEMENT, MOTION PICTURES, ENTERTAINMENT (5.5%)
Affinity Group, Inc.
 Term Loan
 7.451%, due 6/24/09 (e)                                2,507,703      2,457,549
AMC Entertainment, Inc.
 Term Loan
 6.606%, due 1/26/13                                    4,421,250      4,336,972
Bombardier Recreational Products, Inc.
 Term Loan
 7.699%, due 6/28/13                                    4,556,962      4,418,353
Cedar Fair, L.P.
 U.S. Term Loan
 6.753%, due 8/30/12                                    4,937,500      4,830,727
Cinemark USA, Inc.
 Term Loan
 7.245%, due 10/5/13                                    3,954,366      3,860,450

 16   MainStay Floating Rate Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
--------------------------------------------------------------------------------
LEISURE, AMUSEMENT, MOTION PICTURES, ENTERTAINMENT (CONTINUED)
Easton-Bell Sports, Inc.
 Tranche B Term Loan
 6.851%, due 3/16/12                                $   5,912,469   $  5,712,923
LodgeNet Entertainment Corp.
 Term Loan
 7.20%, due 4/4/14                                        985,000        966,531
Metro-Goldwyn-Mayer Studios, Inc.
 Tranche B Term Loan
 8.448%, due 4/8/12                                     4,791,198      4,585,574
Regal Cinemas Corp.
 Term Loan
 6.698%, due 10/27/13                                   5,317,600      5,189,494
Six Flags Theme Parks, Inc.
 Tranche B Term Loan
 7.75%, due 4/30/15                                     5,536,125      5,263,642
Town Sports International, Inc.
 Term Loan
 7.50%, due 2/27/14                                     1,492,500      1,410,413
Universal City Development Partners, Ltd.
 Term Loan
 7.326%, due 6/9/11                                     3,729,792      3,683,169
Wimar Opco LLC
 Term Loan B
 7.448%, due 1/3/12                                     2,141,733      2,084,845
WMG Acquisition Corp.
 Term Loan
 7.419%, due 2/28/11                                    4,827,755      4,703,039
                                                                    ------------
                                                                      53,503,681
                                                                    ------------
MACHINERY (1.9%)
Baldor Electric Co.
 Term Loan B
 6.96%, due 1/31/14                                     1,509,197      1,489,254
Bucyrus International, Inc.
 Tranche B Term Loan
 6.904%, due 5/4/14                                     3,990,000      3,940,125
Colfax Corp.
 New Term Loan B
 7.50%, due 11/30/11                                    1,950,107      1,928,169
Flowserve Corp.
 Term Loan B
 6.784%, due 8/10/12                                    5,345,436      5,248,550
Gleason Corp.
 1st Lien Term Loan
 7.171%, due 6/30/13                                    1,414,578      1,393,360
RBS Global, Inc.
 Term Loan B
 7.603%, due 7/19/13                                    4,672,131      4,634,170
                                                                    ------------
                                                                      18,633,628
                                                                    ------------

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
MINING, STEEL, IRON & NON-PRECIOUS METALS (1.7%)
Aleris International, Inc.
 New Term Loan B
 7.063%, due 12/19/13                               $   3,965,534   $  3,772,214
Magnum Coal Co.
 Funded Letter of Credit
 8.01%, due 3/21/13                                       390,764        353,642
 Term Loan
 8.42%, due 3/21/13                                     3,847,448      3,481,941
Novelis, Inc
 New CAD Term Loan
 7.20%, due 7/6/14                                      1,402,734      1,361,821
 New U.S. Term Loan
 7.20%, due 7/6/14                                      3,086,016      2,996,006
Tube City IMS Corp.
 Synthetic Letter of Credit
 5.098%, due 1/25/14                                      540,541        520,270
 Term Loan
 7.448%, due 1/25/14                                    4,437,162      4,270,769
                                                                    ------------
                                                                      16,756,663
                                                                    ------------
OIL & GAS (2.4%)
Dresser, Inc.
 Term Loan
 7.989%, due 5/4/14                                     1,643,081      1,607,138
Energy Transfer Co., L.P.
 Term Loan B
 7.106%, due 11/1/12                                    7,000,000      6,874,581
IFM Colonial Pipeline 2 LLC
 Term Loan B
 7.51%, due 2/27/12                                     1,985,013      1,975,087
Kinder Morgan, Inc.
 Term Loan B
 6.30%, due 5/30/14                                     5,712,507      5,565,530
Targa Resources, Inc.
 Synthetic Letter of Credit
 5.073%, due 10/31/12                                   1,162,074      1,149,582
 Term Loan
 7.525%, due 10/31/12                                   2,083,211      2,060,817
Vulcan Energy Corp.
 Term Loan B
 7.121%, due 8/12/11                                    4,000,000      3,920,000
                                                                    ------------
                                                                      23,152,735
                                                                    ------------
PERSONAL & NONDURABLE CONSUMER PRODUCTS (1.6%)
ACCO Brands Corp.
 U.S. Term Loan
 7.175%, due 8/17/12                                    2,535,949      2,487,343
Chattem, Inc.
 Term Loan B
 6.973%, due 1/2/13                                       970,000        965,150

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
--------------------------------------------------------------------------------
PERSONAL & NONDURABLE CONSUMER PRODUCTS (CONTINUED)
Hillman Companies, Inc.
 Term Loan B
 8.548%, due 3/31/11                                $   1,964,949   $  1,915,825
JohnsonDiversey, Inc.
 New Term Loan B
 7.36%, due 12/16/11                                    3,882,100      3,825,084
Mega Bloks, Inc.
 Term Loan B
 7.25%, due 7/26/12                                     3,192,839      3,057,144
Visant Corp.
 Term Loan C
 7.198%, due 12/21/11                                   3,381,552      3,347,737
                                                                    ------------
                                                                      15,598,283
                                                                    ------------
PERSONAL TRANSPORTATION (0.4%)
United Airlines, Inc.
 Term Loan B
 7.001%, due 2/1/14                                     3,950,150      3,780,072
                                                                    ------------

PERSONAL, FOOD & MISCELLANEOUS SERVICES (0.5%)
Aramark Corp.
 Synthetic Letter of Credit
 5.198%, due 1/27/14                                      458,506        446,986
 Term Loan
 7.198%, due 1/27/14                                    4,640,176      4,523,591
                                                                    ------------
                                                                       4,970,577
                                                                    ------------
PRINTING & PUBLISHING (4.8%)
Cenveo Corp.
 Delayed Draw Term Loan
 6.988%, due 6/21/13                                      164,690        159,955
 Term Loan C
 6.988%, due 6/21/13                                    4,942,467      4,800,371
Dex Media East LLC
 Replacement Term Loan
 5.05%, due 10/23/14 (c)                                1,326,875      1,327,207
Dex Media West LLC
 Tranche B1 Term Loan
 7.043%, due 3/9/10                                     1,249,815      1,234,583
Hanley Wood LLC
 New Term Loan B
 7.488%, due 3/8/14                                     6,792,774      5,587,056
Idearc, Inc.
 Term Loan B
 7.20%, due 11/17/14                                    2,945,082      2,900,599
Medianews Group, Inc.
 Term Loan C
 7.138%, due 8/2/13                                     2,468,750      2,354,570

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
PRINTING & PUBLISHING (CONTINUED)
Merrill Communications LLC
 Term Loan
 7.27%, due 5/15/11                                 $   5,403,750   $  5,309,185
New Publishing Acquisition, Inc.
 Tranche B Term Loan
 7.61%, due 8/5/12                                      4,104,798      4,022,702
Nielsen Finance LLC
 Dollar Term Loan
 7.36%, due 8/9/13                                      6,444,959      6,265,931
Penton Media, Inc.
 Term Loan B
 7.24%, due 2/1/13                                      5,472,500      5,178,353
R.H. Donnelley, Inc.
 Tranche D2 Term Loan
 7.011%, due 6/30/11                                    3,458,571      3,403,330
 Tranche D1 Term Loan
 7.06%, due 6/30/11                                       844,408        830,264
Riverdeep Interactive Learning USA, Inc.
 Term Loan B
 7.948%, due 12/20/13                                   3,473,689      3,446,914
                                                                    ------------
                                                                      46,821,020
                                                                    ------------
RETAIL STORE (2.1%)
Eye Care Centers of America, Inc.
 Term Loan B
 7.624%, due 3/1/12                                     3,317,486      3,267,724
Michaels Stores, Inc.
 New Term Loan B
 7.618%, due 10/31/13                                   2,736,181      2,614,919
Neiman Marcus Group, Inc. (The)
 Term Loan B
 7.448%, due 4/6/13                                     3,665,541      3,599,257
Pantry, Inc. (The)
 Term Loan B
 6.51%, due 5/15/14                                     2,327,500      2,244,583
Petco Animal Supplies, Inc.
 Term Loan B
 7.328%, due 10/25/13                                   3,962,513      3,865,102
Yankee Candle Co., Inc. (The)
 Term Loan B
 7.20%, due 2/6/14                                      4,975,000      4,831,969
                                                                    ------------
                                                                      20,423,554
                                                                    ------------
TELECOMMUNICATIONS (2.3%)
Centennial Cellular Operating Co. LLC
 Term Loan
 7.223%, due 2/9/11                                     6,269,123      6,184,045
MetroPCS Wireless, Inc.
 Term Loan B
 7.579%, due 11/4/13                                    4,950,000      4,843,689

 18   MainStay Floating Rate Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
--------------------------------------------------------------------------------
TELECOMMUNICATIONS (CONTINUED)
PanAmSat Corp.
 Term Loan B2
 7.124%, due 1/3/14                                 $   5,940,000   $  5,862,566
Windstream Corp.
 Tranche B1 Term Loan
 6.714%, due 7/17/13                                    5,486,250      5,443,145
                                                                    ------------
                                                                      22,333,445
                                                                    ------------
TEXTILES & LEATHER (0.7%)
Springs Windows Fashions LLC
 Term Loan B
 8.00%, due 12/31/12 (e)                                2,818,067      2,677,163
St. Johns Knits International, Inc.
 Term Loan B
 8.198%, due 3/23/12                                    3,971,499      3,892,069
                                                                    ------------
                                                                       6,569,232
                                                                    ------------
UTILITIES (7.7%)
AES Corp.
 Term Loan
 7.095%, due 4/30/08                                    2,000,000      1,984,376
Boston Generating LLC
 Synthetic Letter of Credit
 5.073%, due 12/20/13                                     774,512        758,161
 1st Lien Term Loan
 7.448%, due 12/20/13                                   3,474,538      3,401,187
 Revolving Credit Commitment
 7.448%, due 12/20/13                                     216,863        212,285
Cogentrix Delaware Holdings, Inc.
 Term Loan
 6.26%, due 4/14/12                                     3,604,653      3,510,031
Coleto Creek Power, L.P.
 Synthetic Letter of Credit
 5.098%, due 6/28/13                                      350,318        343,750
 Term Loan
 7.948%, due 6/28/13                                    5,085,311      4,989,961
Covanta Energy Corp.
 Funded Letter of Credit
 5.098%, due 2/10/14                                    2,142,669      2,078,389
 Term Loan B
 6.876%, due 2/10/14                                    4,330,535      4,200,619
Dynegy Holdings, Inc.
V    Synthetic Letter of Credit
 6.319%, due 4/2/13                                     8,063,830      7,787,894
 Term Loan B
 6.626%, due 4/2/13                                       186,170        179,800
InfrastruX Group, Inc.
 Delayed Draw Term Loan
 9.253%, due 11/5/12                                    3,116,231      2,929,257

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
UTILITIES (CONTINUED)
KGen LLC
 1st Lien Term Loan
 7.00%, due 2/8/14                                  $   2,791,406   $  2,693,707
 Synthetic Letter of Credit
 7.00%, due 2/8/14                                      1,687,500      1,628,438
LS Power Acquisition Co.
 Term Loan B
 7.19%, due 5/1/14                                      4,770,000      4,662,675
 2nd Lien Term Loan
 8.94%, due 11/1/14                                       500,000        486,250
Mackinaw Power Holdings LLC
 Term Loan B
 6.856%, due 6/22/15                                    4,000,000      3,900,000
Mirant North America LLC
 Term Loan
 6.503%, due 1/3/13                                     4,169,878      4,092,561
NRG Energy, Inc.
 Synthetic Letter of Credit
 6.848%, due 2/1/13                                     2,727,308      2,665,603
 Term Loan B
 6.948%, due 2/1/13                                     6,552,994      6,404,732
Pike Electric, Inc.
 Term Loan C
 6.625%, due 12/10/12                                     420,059        414,546
 Term Loan B
 6.688%, due 7/2/12                                     1,106,913      1,092,385
TPF Generation Holdings LLC
 Synthetic Revolver
 5.098%, due 12/16/11                                     245,588        240,431
 Synthetic Letter of Credit
 5.098%, due 12/16/13                                     783,427        766,975
 Term Loan B
 7.198%, due 12/15/13                                   4,006,810      3,922,667
 2nd Lien Term Loan C
 9.448%, due 12/15/14                                   1,600,000      1,518,400
TPF II LLC
 Term Loan B
 7.949%, due 10/15/14                                   2,000,000      1,995,000
USPF Holdings LLC
 Synthetic Letter of Credit
 6.948%, due 4/11/14                                    1,300,000      1,238,250
 Term Loan
 6.964%, due 4/11/14                                    5,187,000      4,940,617
                                                                    ------------
                                                                      75,038,947
                                                                    ------------
Total Floating Rate Loans
 (Cost $861,291,951)                                                 836,938,612
                                                                    ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    19

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
y
FOREIGN FLOATING RATE LOANS (3.9%) (b)
--------------------------------------------------------------------------------
CHEMICALS, PLASTICS & RUBBER (1.6%)
Brenntag Holding GmbH and Co.
 Acquisition Term Loan
 7.387%, due 1/20/14                                $   1,904,727   $  1,858,696
 Term Loan B2
 7.387%, due 1/20/14                                    3,777,091      3,685,810
Invista B.V.
 Tranche B1 Term Loan
 6.698%, due 4/29/11                                    4,067,046      3,992,485
 Tranche B2 Term Loan
 6.698%, due 4/29/11                                    2,017,069      1,980,090
Lucite International US Finco, Ltd.
 Delayed Draw Term Loan B2
 7.45%, due 7/8/13                                      1,165,019      1,140,262
 Term Loan B1
 7.45%, due 7/8/13                                      3,290,410      3,220,489
                                                                    ------------
                                                                      15,877,832
                                                                    ------------
FINANCE (0.5%)
Ashtead Group PLC
 Term Loan
 7.125%, due 8/31/11                                    4,455,000      4,365,900
                                                                    ------------
PRINTING & PUBLISHING (0.8%)
V  Yell Group PLC
 Term Loan B1
 6.753%, due 10/27/12                                   8,000,000      7,872,504
                                                                    ------------

RETAIL STORE (0.5%)
Dollarama Group, L.P.
 Replacement Term Loan B
 6.71%, due 11/18/11                                    4,883,193   $  4,788,581
                                                                    ------------
TELECOMMUNICATIONS (0.5%)
Intelsat Subsidiary Holding Co.
 Tranche B Term Loan
 7.124%, due 7/3/13                                     4,861,012      4,795,389
                                                                    ------------
Total Foreign Floating Rate Loans
 (Cost $38,538,521)                                                   37,700,206
                                                                    ------------


                                                           SHARES          VALUE
COMMON STOCK (0.0%)++
--------------------------------------------------------------------------------
SPECIALTY RETAIL (0.0%)++
Nellson Nutraceutical, Inc. (d)(e)                            379   $    575,322
                                                                    ------------
Total Common Stock
 (Cost $531,731)                                                         575,322
                                                                    ------------
Total Long-Term Investments
 (Cost $904,867,851)                                                 879,950,390
                                                                    ------------
                                                        PRINCIPAL
                                                           AMOUNT
y
SHORT-TERM INVESTMENTS (9.2%)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (2.7%)
New Jersey Natural Gas
 4.72%, due 11/7/07                                 $   4,633,000      4,629,355
Paccar Financial Corp.
 4.74%, due 11/1/07                                    10,000,000     10,000,000
Praxair, Inc.
 4.63%, due 11/16/07                                    6,700,000      6,687,075
Washington Gas Light
 4.74%, due 11/9/07                                     5,467,000      5,461,242
                                                                    ------------
Total Commercial Paper
 (Cost $26,777,672)                                                   26,777,672
                                                                    ------------
FEDERAL AGENCIES (3.1%)
Federal Farm Credit Bank
 (Discount Notes)
 4.37%, due 11/13/07                                   10,000,000      9,985,433
 4.53%, due 11/6/07                                    10,000,000      9,993,708
Federal National Mortgage Association
 (Discount Note)
 4.43%, due 11/19/07                                   10,000,000      9,977,850
                                                                    ------------
Total Federal Agencies
 (Cost $29,956,991)                                                   29,956,991
                                                                    ------------

 20   MainStay Floating Rate Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
y
REPURCHASE AGREEMENT (3.4%)
Wachovia Capital Markets LLC
 4.80%, dated 10/31/07
 due 11/1/07
 Proceeds at Maturity $32,735,364 (Collateralized
 by various Federal
 Agencies securities, with rates between
 5.00%-5.50% and maturity dates between
 3/1/34-7/15/36, with a Principal Amount of
 $32,476,209 and a Market Value of $33,385,620)     $  32,731,000   $ 32,731,000
                                                                    ------------
Total Repurchase Agreement
 (Cost $32,731,000)                                                   32,731,000
                                                                    ------------
Total Short-Term Investments
 (Cost $89,465,663)                                                   89,465,663
                                                                    ------------
Total Investments
 (Cost $994,333,514)                                         99.6%   969,416,053(f)
Cash and Other Assets,
 Less Liabilities                                             0.4      3,597,206
                                                    -------------   ------------
Net Assets                                                  100.0%  $973,013,259
                                                    =============   ============

++   Less than one-tenth of a percent.
(a)  Floating rate. Rate shown is the rate in effect at October
     31, 2007.
(b)  Floating Rate Loan--generally pays interest at rates which are periodically re-determined at a margin above the London
     Inter-Bank Offered Rate ("LIBOR") or other short-term rates.
     The rate shown is the rate(s) in effect at October 31, 2007.
     Floating Rate Loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to
     receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan.
(c)  This security has additional commitments and contingencies.
     Principal amount and value exclude unfunded commitment.
(d)  Fair valued security. The total market value of this
     security at October 31, 2007 is $575,322, which reflects
     0.1% of the Fund's net assets.
(e)  Illiquid security. The total market value of these
     securities at October 31, 2007 is $14,383,528, which
     represents 1.5% of the Fund's net assets.
(f)  The cost stated also represents the aggregate cost for
     federal tax purposes. Net unrealized depreciation is as
     follows:

       Gross unrealized appreciation                    $    337,468
       Gross unrealized depreciation                     (25,254,929)
                                                        ------------
       Net unrealized depreciation                      $(24,917,461)
                                                        ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    21

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2007

ASSETS:
Investment in securities, at value
  (identified cost $994,333,514)              $  969,416,053
Cash                                               2,098,440
Unrealized appreciation on unfunded
  commitments                                            199
Receivables:
  Interest                                         7,061,739
  Investment securities sold                       1,995,939
  Fund shares sold                                 1,541,096
Other assets                                          42,246
                                              --------------
    Total assets                                 982,155,712
                                              --------------

LIABILITIES:
Unrealized depreciation on unfunded
  commitments                                        146,040
Payables:
  Fund shares redeemed                             3,584,785
  Investment securities purchased                  2,533,207
  Manager (See Note 3)                               531,851
  NYLIFE Distributors (See Note 3)                   398,780
  Shareholder communication                          174,905
  Transfer agent (See Note 3)                        146,960
  Professional fees                                   85,114
  Custodian                                           22,783
  Directors                                            9,117
Accrued expenses                                      12,321
Dividend payable                                   1,496,590
                                              --------------
    Total liabilities                              9,142,453
                                              --------------
Net assets                                    $  973,013,259
                                              ==============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  1 billion shares authorized                 $      100,863
Additional paid-in capital                     1,017,229,978
                                              --------------
                                               1,017,330,841
Accumulated distributions in excess of net
  investment income                                 (380,749)
Accumulated net realized loss on investments     (18,873,531)
Net unrealized depreciation on investments       (24,917,461)
Net unrealized depreciation on unfunded
  commitments                                       (145,841)
                                              --------------
Net assets                                    $  973,013,259
                                              ==============
CLASS A
Net assets applicable to outstanding shares   $  631,749,437
                                              ==============
Shares of capital stock outstanding               65,496,083
                                              ==============
Net asset value per share outstanding         $         9.65
Maximum sales charge (3.00% of offering
  price)                                                0.30
                                              --------------
Maximum offering price per share outstanding  $         9.95
                                              ==============
CLASS B
Net assets applicable to outstanding shares   $   47,141,454
                                              ==============
Shares of capital stock outstanding                4,884,370
                                              ==============
Net asset value and offering price per share
  outstanding                                 $         9.65
                                              ==============
CLASS C
Net assets applicable to outstanding shares   $  232,130,321
                                              ==============
Shares of capital stock outstanding               24,056,182
                                              ==============
Net asset value and offering price per share
  outstanding                                 $         9.65
                                              ==============
CLASS I
Net assets applicable to outstanding shares   $   61,992,047
                                              ==============
Shares of capital stock outstanding                6,426,028
                                              ==============
Net asset value and offering price per share
  outstanding                                 $         9.65
                                              ==============

 22   MainStay Floating Rate Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2007

INVESTMENT INCOME:
INCOME:
  Interest                                      $ 80,532,473
                                                ------------
EXPENSES:
  Manager (See Note 3)                             6,577,466
  Distribution/Service--Class A (See Note 3)       1,835,151
  Service--Class B (See Note 3)                      131,260
  Service--Class C (See Note 3)                      624,177
  Distribution--Class B (See Note 3)                 393,779
  Distribution--Class C (See Note 3)               1,872,532
  Transfer agent--Classes A, B, C and I
    (See Note 3)                                     858,608
  Shareholder communication                          260,910
  Professional fees                                  207,743
  Registration                                       153,005
  Directors                                           50,994
  Custodian                                           19,948
  Miscellaneous                                      111,481
                                                ------------
    Net expenses                                  13,097,054
                                                ------------
Net investment income                             67,435,419
                                                ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments                 (14,042,289)
Net change in unrealized depreciation on
  investments and unfunded commitments           (21,642,450)
                                                ------------
Net realized and unrealized loss on
  investments and unfunded commitments           (35,684,739)
                                                ------------
Net increase in net assets resulting from
  operations                                    $ 31,750,680
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    23

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2007 AND OCTOBER 31, 2006

                                        2007                  2006
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income             $   67,435,419   $   50,393,418
 Net realized loss on investments     (14,042,289)      (1,436,506)
 Net change in unrealized
  appreciation (depreciation) on
  investments and unfunded
  commitments                         (21,642,450)      (4,340,716)
                                   -------------------------------
 Net increase in net assets
  resulting from operations            31,750,680       44,616,196
                                   -------------------------------

Dividends to shareholders:
 From net investment income:
   Class A                            (46,523,349)     (34,614,958)
   Class B                             (2,940,462)      (2,670,914)
   Class C                            (13,965,470)     (10,694,929)
   Class I                             (4,009,016)      (2,380,488)
                                   -------------------------------
 Total dividends to shareholders      (67,438,297)     (50,361,289)
                                   -------------------------------

Capital share transactions:
 Net proceeds from sale of shares     546,745,400      666,202,018
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends                         45,811,693       33,875,751
 Cost of shares redeemed+            (619,945,936)    (403,470,274)
 Net asset value of shares
  converted
  (See Note 1):
   Class A                              4,225,295       17,416,899
   Class B                             (4,225,295)     (17,416,899)
                                   -------------------------------
   Increase (decrease) in net
    assets derived from capital
    share transactions                (27,388,843)     296,607,495
                                   -------------------------------
   Net increase (decrease) in net
    assets                            (63,076,460)     290,862,402

NET ASSETS:
Beginning of year                   1,036,089,719      745,227,317
                                   -------------------------------
End of year                        $  973,013,259   $1,036,089,719
                                   ===============================
Accumulated distributions in
 excess of net investment income
 at end of year                    $     (380,749)  $     (377,871)
                                   ===============================

+ Cost of shares redeemed net of redemption fees of $190,141 and $99,928 for the years ended October 31, 2007 and October 31, 2006 (See Note 2(I)).

 24   MainStay Floating Rate Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     25

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                       CLASS A
                                ------------------------------------------------------
                                                                          MAY 3, 2004*
                                                                            THROUGH
                                       YEAR ENDED OCTOBER 31,             OCTOBER 31,
                                  2007          2006          2005            2004
Net asset value at beginning
  of period                     $   9.93      $   9.99      $  10.03        $  10.00
                                --------      --------      --------      ------------
Net investment income               0.62          0.59          0.40(a)         0.14(a)
Net realized and unrealized
  gain (loss) on investments       (0.28)        (0.06)        (0.03)           0.04
                                --------      --------      --------      ------------
Total from investment
  operations                        0.34          0.53          0.37            0.18
                                --------      --------      --------      ------------
Less dividends:
From net investment income         (0.62)        (0.59)        (0.41)          (0.15)
                                --------      --------      --------      ------------
Redemption fee                      0.00(b)       0.00(b)       0.00(b)         0.00(b)
                                --------      --------      --------      ------------
Net asset value at end of
  period                        $   9.65      $   9.93      $   9.99        $  10.03
                                ========      ========      ========      ============
Total investment return (c)         3.65%         5.34%         3.72%           1.79%(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income             6.34%         5.95%         4.11%           2.83%+
  Net expenses                      1.01%         1.00%         1.04%           1.07%+
Portfolio turnover rate               29%            8%           13%              3%
Net assets at end of period
  (in 000's)                    $631,749      $692,411      $505,726        $254,969

                                                       CLASS C
                                ------------------------------------------------------
                                                                          MAY 3, 2004*
                                                                            THROUGH
                                       YEAR ENDED OCTOBER 31,             OCTOBER 31,
                                  2007          2006          2005            2004
Net asset value at beginning
  of period                     $   9.93      $   9.99      $  10.03        $ 10.00
                                --------      --------      --------      ------------
Net investment income               0.55          0.51          0.33(a)        0.10(a)
Net realized and unrealized
  gain (loss) on investments       (0.28)        (0.06)        (0.04)          0.04
                                --------      --------      --------      ------------
Total from investment
  operations                        0.27          0.45          0.29           0.14
                                --------      --------      --------      ------------
Less dividends:
From net investment income         (0.55)        (0.51)        (0.33)         (0.11)
                                --------      --------      --------      ------------
Redemption fee                      0.00(b)       0.00(b)       0.00(b)        0.00(b)
                                --------      --------      --------      ------------
Net asset value at end of
  period                        $   9.65      $   9.93      $   9.99        $ 10.03
                                ========      ========      ========      ============
Total investment return (c)         2.88%         4.66%         2.94%          1.41%(d)
Ratios (to average net
  assets)/Supplemental Data:
Net investment income               5.59%         5.20%         3.36%          2.08%+
Net expenses                        1.76%         1.75%         1.79%          1.82%+
Portfolio turnover rate               29%            8%           13%             3%
Net assets at end of period
  (in 000's)                    $232,130      $242,469      $168,021        $85,807

*    Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(d)  Total return is not annualized.

 26   MainStay Floating Rate Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                          CLASS B
    ---------------------------------------------------
                                           MAY 3, 2004*
                                             THROUGH
         YEAR ENDED OCTOBER 31,            OCTOBER 31,
     2007         2006         2005            2004
    $  9.93      $  9.99      $ 10.03        $ 10.00
    -------      -------      -------      ------------
       0.55         0.51         0.33(a)        0.10(a)
      (0.28)       (0.06)       (0.04)          0.04
    -------      -------      -------      ------------
       0.27         0.45         0.29           0.14
    -------      -------      -------      ------------
      (0.55)       (0.51)       (0.33)         (0.11)
    -------      -------      -------      ------------
       0.00(b)      0.00(b)      0.00(b)      0.00(b)
    -------      -------      -------      ------------
    $  9.65      $  9.93      $  9.99        $ 10.03
    =======      =======      =======      ============
       2.88%        4.66%        2.95%          1.41%(d)
       5.59%        5.20%        3.36%          2.08%+
       1.76%        1.75%        1.79%          1.82%+
         29%           8%          13%             3%
    $47,141      $53,466      $62,196        $38,233

                         CLASS I
    --------------------------------------------------
                                          MAY 3, 2004*
                                            THROUGH
         YEAR ENDED OCTOBER 31,           OCTOBER 31,
     2007         2006         2005           2004
    $  9.93      $  9.99      $10.03         $10.00
    -------      -------      ------      ------------
       0.66         0.61        0.43(a)        0.15(a)
      (0.28)       (0.06)      (0.04)          0.04
    -------      -------      ------      ------------
       0.38         0.55        0.39           0.19
    -------      -------      ------      ------------
      (0.66)       (0.61)      (0.43)         (0.16)
    -------      -------      ------      ------------
       0.00(b)      0.00(b)     0.00(b)        0.00(b)
    -------      -------      ------      ------------
    $  9.65      $  9.93      $ 9.99         $10.03
    =======      =======      ======      ============
       3.89%        5.71%       3.98%          1.92%(d)
       6.68%        6.20%       4.36%          3.08%+
       0.67%        0.75%       0.79%          0.82%+
         29%           8%         13%             3%
    $61,992      $47,743      $9,284         $2,298

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    27

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Floating Rate Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class A shares, Class B shares, Class C shares and Class I shares commenced on May 3, 2004. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within four years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to sales charge. As approved by the Board of Directors in 1997, Class B shares convert to Class A shares eight years after the date they were purchased. The four classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek to provide high current income.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, as defined in Note 3, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business.

Loans are valued at the average of bid quotations obtained from a pricing service. The Company has engaged an independent pricing service to provide market value quotations from dealers in loans. As of October 31, 2007, 100% of total investments in loans were valued based on prices from such services.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not a current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2007, the Fund held a security with a value of $575,322 that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager, as defined in Note 3, conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue

 28   MainStay Floating Rate Fund

Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund declares dividends of net investment income daily and are paid monthly and distributions of net realized capital gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B) on page
30) are allocated to separate classes of shares pro rata based upon their relative net assets value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan assignments and loan participations. Loan assignments and participations are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loan assignments and participations are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate ("LIBOR").

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower ("intermediate participants"). In the event that the borrower, selling participant or intermediate participants becomes insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are recorded in memorandum accounts. (See Note 5 on page 31.)

(I) REDEMPTION FEE. The Fund imposes a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their date of purchase for any class. The redemption fee is designed to offset brokerage commissions and other costs associated with short-term trading and is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fees are included in the Statement of Changes in Net Assets' shares redeemed amount and retained by the Fund.

(J) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may

                                                    www.mainstayfunds.com     29
be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or "Manager") a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. NYLIM also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by NYLIM directly, without a subadvisor.

The Fund is contractually obligated to pay NYLIM a monthly fee for services performed and facilities furnished at an annual rate of 0.60% of the average daily net assets of the Fund.

Effective March 1, 2007, NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Class A, 1.15%; Class B, 1.90%; Class C, 1.90%; and Class I, 0.90%. This expense limitation may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the year ended October 31, 2007, NYLIM earned fees from the Fund in the amount of $6,577,466.

Prior to March 1, 2007, NYLIM had an agreement in place under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses did not exceed 0.90% of the Fund's average daily net assets for its Class I shares. NYLIM also applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund.

State Street Bank & Trust Company ("SSBT"), One Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $145,147 for the year ended October 31, 2007. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $210,782, $80,840 and $153,924, respectively, for the year ended October 31, 2007.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is

 30   MainStay Floating Rate Fund
responsible. Transfer agent expenses incurred by the Fund, for the year ended October 31, 2007, amounted to $858,608.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts, effective March 1, 2007. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(F) CAPITAL. At October 31, 2007, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                              $14,220,124      2.3%
---------------------------------------------------------
Class B                                    1,110      0.0*
---------------------------------------------------------
Class C                                    1,111      0.0*
---------------------------------------------------------
Class I                                    1,145      0.0*
---------------------------------------------------------

*  Less than one-tenth of a percent.

(H) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2007, these fees, which are included in professional fees shown on the Statement of Operations, were $53,428.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2007, the components of accumulated gain/(loss) on a tax basis were as follows:

              ACCUMULATED       OTHER         UNREALIZED         TOTAL
  ORDINARY      CAPITAL       TEMPORARY      APPRECIATION     ACCUMULATED
   INCOME     GAIN (LOSS)    DIFFERENCES    (DEPRECIATION)    GAIN (LOSS)
 $1,165,323  $(18,873,531)   $(1,546,072)   $ (25,063,302)   $ (44,317,582)
 -------------------------------------------------------------------------

The other temporary difference is primarily due to dividend payable.

At October 31, 2007, for federal income tax purposes, capital loss carryforwards of $18,873,531 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                                  CAPITAL LOSS
           CAPITAL LOSS             AMOUNTS
        AVAILABLE THROUGH           (000'S)
               2012                 $   229
               2013                   3,166
               2014                   1,437
               2015                  14,042
       -------------------------------------------
                                    $18,874
       -------------------------------------------

The tax character of distributions paid during the years ended October 31, 2007 and October 31, 2006, shown in the Statement of Changes in Net Assets, was as follows:

                                             2007          2006
Distributions paid from:
  Ordinary Income                    $67,438,297    $50,361,289
---------------------------------------------------------------

NOTE 5--COMMITMENTS AND CONTINGENCIES:

At October 31, 2007 the Fund had unfunded loan commitments pursuant to the following loan agreements:

                                                       UNREALIZED
                                        UNFUNDED    APPRECIATION/
BORROWER                              COMMITMENT   (DEPRECIATION)
Big Dumpster Merger Sub, Inc.,
 Delayed Draw Term Loan B
 due 2/5/13                           $  25,758      $  (1,481)
-----------------------------------------------------------------
Community Health Systems, Inc.,
 Delayed Draw Term Loan
 due 7/25/14                            464,037         (7,927)
-----------------------------------------------------------------
Dex Media East LLC,
 Replacement Term Loan
 due 10/23/14                           796,125            199
-----------------------------------------------------------------
Fenwal, Inc.,
 Delayed Draw Term Loan
 due 2/28/14                            357,143        (15,179)
-----------------------------------------------------------------
HUB International Holdings, Inc.,
 Delayed Draw Term Loan
 due 6/13/14                            501,961        (13,289)
-----------------------------------------------------------------
NRG Energy, Inc.,
 Delayed Draw Term Loan B
 due 6/8/14                           1,130,934        (26,658)
-----------------------------------------------------------------
Pantry, Inc. (The),
 Delayed Draw Term Loan B
 due 5/5/14                             666,667        (23,750)
-----------------------------------------------------------------
Sun Healthcare Group, Inc.,
 Delayed Draw Term Loan B
 due 4/19/14                            118,227         (3,630)
-----------------------------------------------------------------
Univision Communications, Inc.,
 Delayed Draw Term Loan
 due 9/29/14                             67,114         (3,620)
-----------------------------------------------------------------
Venetian Casino Resort LLC/
 Las Vegas Sands, Inc.,
 Delayed Draw Term Loan
 due 5/23/14                          1,600,000        (50,506)
-----------------------------------------------------------------
                                      $5,727,966     $(145,841)
-----------------------------------------------------------------

                                                    www.mainstayfunds.com     31

Each of these commitments is available until the maturity date of the security.

NOTE 6--CUSTODIAN:

SSBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:
The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds pay a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the year ended October 31, 2007.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2007, purchases and sales of securities, other than short-term securities, were $668,768 and $289,205, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS
(IN 000'S):

CLASS A                                   SHARES        AMOUNT
Year ended October 31, 2007:
Shares sold                                40,059      $396,338
Shares issued to shareholders in
  reinvestment of dividends                 3,137        30,830
Shares redeemed                           (47,892)     (467,986)
                                          ----------------------
Net decrease in shares outstanding
  before conversion                        (4,696)      (40,818)
Shares converted from Class B (See Note
  1)                                          428         4,225
                                          ----------------------
Net decrease                               (4,268)     $(36,593)
                                          ======================
Year ended October 31, 2006:

Shares sold                                46,390      $461,947
Shares issued to shareholders in
  reinvestment of dividends                 2,287        22,752
Shares redeemed                           (31,302)     (311,626)
                                          ----------------------
Net increase in shares outstanding
  before conversion                        17,375       173,073
Shares converted from Class B (See Note
  1)                                        1,747        17,417
                                          ----------------------
Net increase                               19,122      $190,490
                                          ======================

CLASS B                                   SHARES       AMOUNT

Year ended October 31, 2007:

Shares sold                                1,404      $ 13,906
Shares issued to shareholders in
  reinvestment of dividends                  241         2,376
Shares redeemed                           (1,716)      (16,821)
                                          ---------------------
Net decrease in shares outstanding
  before conversion                          (71)         (539)
Shares reacquired upon conversion into
  Class A (See Note 1)                      (428)       (4,225)
                                          ---------------------
Net decrease                                (499)     $ (4,764)
                                          =====================

Year ended October 31, 2006:

Shares sold                                2,143      $ 21,351
Shares issued to shareholders in
  reinvestment of dividends                  212         2,113
Shares redeemed                           (1,449)      (14,432)
                                          ---------------------
Net increase (decrease) in shares
  outstanding before conversion              906         9,032
Shares reacquired upon conversion into
  Class A (See Note 1)                    (1,747)      (17,417)
                                          ---------------------
Net decrease                                (841)     $ (8,385)
                                          =====================

CLASS C                                SHARES        AMOUNT

Year ended October 31, 2007:

Shares sold                             10,314      $102,073
Shares issued to shareholders in
  reinvestment of dividends                887         8,716
Shares redeemed                        (11,563)     (113,048)
                                       ----------------------
Net decrease                              (362)     $ (2,259)
                                       ======================

Year ended October 31, 2006:

Shares sold                             14,304      $142,509
Shares issued to shareholders in
  reinvestment of dividends                670         6,671
Shares redeemed                         (7,372)      (73,375)
                                       ----------------------
Net increase                             7,602      $ 75,805
                                       ======================

CLASS I                                 SHARES       AMOUNT

Year ended October 31, 2007:

Shares sold                              3,482      $ 34,428
Shares issued to shareholders in
  reinvestment of dividends                396         3,890
Shares redeemed                         (2,261)      (22,091)
                                        ---------------------
Net increase                             1,617      $ 16,227
                                        =====================

Year ended October 31, 2006:

Shares sold                              4,051      $ 40,395
Shares issued to shareholders in
  reinvestment of dividends                235         2,339
Shares redeemed                           (406)       (4,037)
                                        ---------------------
Net increase                             3,880      $ 38,697
                                        =====================

 32   MainStay Floating Rate Fund

NOTE 10--NEW ACCOUNTING PRONOUNCEMENTS:

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation becomes effective for the Fund's 2008 fiscal year, and is to be applied to all open tax years as of the date of effectiveness. Based on Management's analysis, the determination has been made that the adoption of the interpretation on November 1, 2007, did not have an impact on the Fund's financial statements upon adoption. Management continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws, regulations and interpretations, thereof.

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period

                                                    www.mainstayfunds.com     33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
Eclipse Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Floating Rate Fund ("the Fund"), one of the funds constituting Eclipse Funds Inc., as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Floating Rate Fund of Eclipse Funds Inc. as of October 31, 2007, the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 20, 2007

 34   MainStay Floating Rate Fund

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The dividends paid by the Fund during the fiscal year ended October 31, 2007, should be multiplied by 7.1% to arrive at the amount eligible for qualified interest income.

In January 2008, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2007. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2007.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at www.mainstayfunds.com; or (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling (1-800-SEC-0330).

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting of shareholders of Eclipse Funds Inc. (the "Company") was held on May 4, 2007 at the Parsippany, New Jersey offices of New York Life Investment Management LLC. The purpose of the meeting was to elect the following individuals to the Board of Directors of the Company:

  - Susan B. Kerley
  - Alan R. Latshaw
  - Peter Meenan
  - Richard H. Nolan, Jr.
  - Richard S. Trutanic
  - Roman L. Weil
  - John A. Weisser
  - Brian A. Murdock (Interested Director)

There are no other Directors of the Company.

No other business came before the special meeting. The proposal to elect Directors was passed by the shareholders of the Fund as shown below:

                                       VOTES
FLOATING RATE FUND     VOTES FOR      WITHHELD   ABSTENTIONS       TOTAL
Susan B. Kerley      73,888,979.742  71,460.657  202,970.000   74,163,410.399
-----------------------------------------------------------------------------
Alan R. Latshaw      73,884,659.042  75,781.357  202,970.000   74,163,410.399
-----------------------------------------------------------------------------
Peter Meenan         73,888,209.742  72,230.657  202,970.000   74,163,410.399
-----------------------------------------------------------------------------
Richard H. Nolan,
 Jr.                 73,888,289.270  72,151.129  202,970.000   74,163,410.399
-----------------------------------------------------------------------------
Richard S.
 Trutanic            73,880,793.553  79,646.846  202,970.000   74,163,410.399
-----------------------------------------------------------------------------
Roman L. Weil        73,888,979.742  71,460.657  202,970.000   74,163,410.399
-----------------------------------------------------------------------------
John A. Weisser      73,887,182.570  73,257.829  202,970.000   74,163,410.399
-----------------------------------------------------------------------------
Brian A. Murdock     73,880,846.353  79,594.046  202,970.000   74,163,410.399
-----------------------------------------------------------------------------

This resulted in approval of the proposal.

                                                    www.mainstayfunds.com     35

DIRECTORS AND OFFICERS

The Directors oversee the Fund and the Manager. Pursuant to notice, a Special Meeting of Shareholders of the Company was held on May 4, 2007, at NYLIM's offices in Parsippany, New Jersey. The Directors listed below were elected to serve the Company effective June 7, 2007.

Each Director serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Director shall tender his or her resignation upon reaching age 72. A Director reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Director shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Directors. The business address of each Director and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Directors and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,                                       NUMBER OF FUNDS  OTHER
                          POSITION(S) HELD                                      IN FUND COMPLEX  DIRECTORSHIPS
        NAME AND          WITH THE COMPANY       PRINCIPAL OCCUPATION(S)        OVERSEEN BY      HELD BY
        DATE OF BIRTH     AND LENGTH OF SERVICE  DURING PAST FIVE YEARS         DIRECTOR         DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR*

        BRIAN A. MURDOCK  Indefinite; Director   Member of the Board of               73         Trustee, Eclipse Funds since
        3/14/56           since June 2007 and    Managers and President (since                   June 2007 (3 funds);
                          Chief Executive        2004) and Chief Executive                       Director, MainStay VP Series
                          Officer since 2006     Officer (since 2006), New                       Fund, Inc., since 2006 (24
                                                 York Life Investment                            portfolios); Director, ICAP
                                                 Management LLC and New York                     Funds, Inc., since 2006 (3
                                                 Life Investment Management                      funds); Trustee, The MainStay
                                                 Holdings LLC; Senior Vice                       Funds since 2006 (21 funds)
                                                 President, New York Life
                                                 Insurance Company (since
                                                 2004); Chairman of the Board
                                                 and President, NYLIFE
                                                 Distributors LLC (since
                                                 2004); Member of the Board of
                                                 Managers, NYLCAP Manager LLC
                                                 and Madison Capital Funding
                                                 LLC (since 2004), MacKay
                                                 Shields LLC and Institutional
                                                 Capital LLC (since 2006), and
                                                 McMorgan & Company LLC (since
                                                 2007); Chief Executive
                                                 Officer, Eclipse Funds (since
                                                 2006); Chairman (2006 to
                                                 2007) and Trustee and Chief
                                                 Executive Officer (since
                                                 2006), The MainStay Funds;
                                                 Chairman (2006 to 2007) and
                                                 Director and Chief Executive
                                                 Officer (since 2006),
                                                 MainStay VP Series Fund,
                                                 Inc.; Director and Chief
                                                 Executive Officer, ICAP
                                                 Funds, Inc. (since 2006);
                                                 Chief Investment Officer,
                                                 MLIM Europe and Asia (2001 to
                                                 2003); President of Merrill
                                                 Japan and Chairman of MLIM's
                                                 Pacific Region (1999 to 2001)
        ----------------------------------------------------------------------------------------------------------------------

* This Director is considered to be an "interested person" of the Company within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."

 36   MainStay Floating Rate Fund

                          TERM OF OFFICE,                                       NUMBER OF FUNDS  OTHER
                          POSITION(S) WITH                                      IN FUND COMPLEX  DIRECTORSHIPS
        NAME AND          THE COMPANY            PRINCIPAL OCCUPATION(S)        OVERSEEN BY      HELD BY
        DATE OF BIRTH     AND LENGTH OF SERVICE  DURING PAST FIVE YEARS         DIRECTOR         DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

        SUSAN B. KERLEY   Indefinite; Chairman   Partner, Strategic Management        73         Chairman since 2005 and
        8/12/51           since 2005 and         Advisors LLC (since 1990)                       Trustee since 2000, Eclipse
                          Director since 1990                                                    Funds (3 funds); Chairman and
                                                                                                 Director, ICAP Funds, Inc.,
                                                                                                 since 2006 (3 funds);
                                                                                                 Chairman and Trustee, The
                                                                                                 MainStay Funds, since June
                                                                                                 2007 (21 funds); Chairman and
                                                                                                 Director, MainStay VP Series
                                                                                                 Fund, Inc., since June 2007
                                                                                                 (24 portfolios); Trustee,
                                                                                                 Legg Mason Partners Funds,
                                                                                                 Inc., since 1991 (30
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        ALAN R. LATSHAW   Indefinite; Director   Retired; Partner, Ernst &            73         Trustee, Eclipse Funds since
        3/27/51           and Audit Committee    Young LLP (2002 to 2003);                       June 2007 (3 funds);
                          Financial Expert       Partner, Arthur Andersen LLP                    Director, ICAP Funds, Inc.,
                          since June 2007        (1989 to 2002); Consultant to                   since June 2007 (3 funds);
                                                 the Audit and Compliance                        Trustee, The MainStay Funds
                                                 Committee of The MainStay                       since 2006 (21 funds);
                                                 Funds (2004                                     Director, MainStay VP Series
                                                 to 2006)                                        Fund, Inc., since June 2007
                                                                                                 (24 portfolios); Trustee,
                                                                                                 State Farm Associates Funds
                                                                                                 Trusts since 2005 (3
                                                                                                 portfolios); Trustee, State
                                                                                                 Farm Mutual Fund Trust since
                                                                                                 2005 (15 portfolios);
                                                                                                 Trustee, State Farm Variable
                                                                                                 Product Trust since 2005 (9
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        PETER MEENAN      Indefinite; Director   Independent Consultant;              73         Trustee, Eclipse Funds since
        12/5/41           since 2002             President and Chief Executive                   2002 (3 funds); Director,
                                                 Officer, Babson-United, Inc.                    ICAP Funds, Inc., since June
                                                 (financial services firm)                       2007 (3 funds); Trustee, The
                                                 (2000 to 2004); Independent                     MainStay Funds since June
                                                 Consultant (1999 to 2000);                      2007 (21 funds); Director,
                                                 Head of Global Funds,                           MainStay VP Series Fund,
                                                 Citicorp (1995 to 1999)                         Inc., since June 2007 (24
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD H.        Indefinite; Director   Managing Director, ICC               73         Trustee, Eclipse Funds since
        NOLAN, JR.        since June 2007        Capital Management;                             June 2007 (3 funds);
        11/16/46                                 President--Shields/Alliance,                    Director, ICAP Funds, Inc.,
                                                 Alliance Capital Management                     since June 2007 (3 funds);
                                                 (1994 to 2004)                                  Trustee, The MainStay Funds
                                                                                                 since June 2007 (21 funds);
                                                                                                 Director, MainStay VP Series
                                                                                                 Fund, Inc., since 2006 (24
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite; Director   Chairman (since 1990) and            73         Trustee, Eclipse Funds since
        TRUTANIC          since June 2007        Chief Executive Officer (1990                   June 2007 (3 funds);
        2/13/52                                  to 1999), Somerset Group                        Director, ICAP Funds, Inc.,
                                                 (financial advisory firm);                      since June 2007 (3 funds);
                                                 Managing Director and                           Trustee, The MainStay Funds
                                                 Advisor, The Carlyle Group                      since 1994 (21 funds);
                                                 (private investment firm)                       Director, MainStay VP Series
                                                 (2002                                           Fund, Inc., since June 2007
                                                 to 2004); Senior Managing                       (24 portfolios)
                                                 Director and Partner, Groupe
                                                 Arnault S.A. (private
                                                 investment firm) (1999 to
                                                 2002)
        ----------------------------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     37

                          TERM OF OFFICE,                                       NUMBER OF FUNDS  OTHER
                          POSITION(S) HELD WITH                                 IN FUND COMPLEX  DIRECTORSHIPS
        NAME AND          THE COMPANY AND        PRINCIPAL OCCUPATION(S)        OVERSEEN BY      HELD BY
        DATE OF BIRTH     LENGTH OF SERVICE      DURING PAST FIVE YEARS         DIRECTOR         DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

        ROMAN L. WEIL     Indefinite; Director   V. Duane Rath Professor of           73         Trustee, Eclipse Funds since
        5/22/40           and Audit Committee    Accounting, Graduate School                     June 2007 (3 funds);
                          Financial Expert       of Business, University of                      Director, ICAP Funds, Inc.,
                          since June 2007        Chicago; President, Roman L.                    since June 2007 (3 funds);
                                                 Weil Associates, Inc.                           Trustee, The MainStay Funds
                                                 (consulting firm)                               since June 2007 (21 funds);
                                                                                                 Director, MainStay VP Series
                                                                                                 Fund, Inc., since 1994 (24
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        JOHN A. WEISSER   Indefinite; Director   Retired. Managing Director of        73         Trustee, Eclipse Funds since
        10/22/41          since June 2007        Salomon Brothers, Inc. (1971                    June 2007 (3 funds);
                                                 to 1995)                                        Director, ICAP Funds, Inc.,
                                                                                                 since June 2007 (3 funds);
                                                                                                 Trustee, The MainStay Funds
                                                                                                 since June 2007 (21 funds);
                                                                                                 Director, MainStay VP Series
                                                                                                 Fund, Inc., since 1997 (24
                                                                                                 portfolios); Trustee,
                                                                                                 Direxion Funds (69 funds) and
                                                                                                 Direxion Insurance Trust (45
                                                                                                 funds) since March 2007
        ----------------------------------------------------------------------------------------------------------------------

Lawrence Glacken and Robert P. Mulhearn resigned as Directors of the Company effective June 7, 2007.

At a meeting of the Board of Directors held on June 7 and 8, 2007, the following individuals were appointed to serve as Officers of the Company effective June 7, 2007:

                          POSITION(S) HELD
        NAME AND          WITH THE COMPANY       PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     AND LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           since 2004             York Life Investment Management LLC (including predecessor
        10/19/46                                 advisory organizations) (since 2000); Secretary (since 2001)
                                                 and General Counsel (since 2004), New York Life Investment
                                                 Management Holdings LLC; Senior Vice President, New York
                                                 Life Insurance Company (since 2000); Vice President and
                                                 Secretary, McMorgan & Company LLC (since 2001); Secretary,
                                                 NYLIM Service Company LLC (since 2005), NYLCAP Manager LLC
                                                 (since 2004), Madison Capital Funding LLC (since 2002) and
                                                 Institutional Capital LLC (since 2006); Chief Legal Officer,
                                                 Eclipse Funds, The MainStay Funds and MainStay VP Series
                                                 Fund, Inc. (since 2004), McMorgan Funds (since 2005) and
                                                 ICAP Funds, Inc. (since 2006); Managing Director and Senior
                                                 Counsel, Lehman Brothers Inc. (1998 to 1999); General
                                                 Counsel and Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to 1998)
        -----------------------------------------------------------------------------------------------------
        JACK R.           Treasurer and          Managing Director, New York Life Investment Management LLC
        BENINTENDE        Principal Financial    (since June 2007); Treasurer and Principal Financial and
        5/12/64           and Accounting         Accounting Officer, Eclipse Funds, The MainStay Funds,
                          Officer since June     MainStay VP Series Fund, Inc., ICAP Funds, Inc. (since June
                          2007                   2007); Vice President, Prudential Investments (2000 to
                                                 2007); Assistant Treasurer, JennisonDryden Family of Funds,
                                                 Target Portfolio Trust, The Prudential Series Fund and
                                                 American Skandia Trust (2006 to 2007); Treasurer and
                                                 Principal Financial Officer, The Greater China Fund (2007)
        -----------------------------------------------------------------------------------------------------
        STEPHEN P.        President since March  Senior Managing Director and Chief Marketing Officer, New
        FISHER            2007                   York Life Investment Management LLC (since 2005); Managing
        2/22/59                                  Director--Retail Marketing, New York Life Investment
                                                 Management LLC (2003 to 2005); President, Eclipse Funds, The
                                                 MainStay Funds, MainStay VP Series Fund, Inc., and ICAP
                                                 Funds, Inc. (since March 2007); Managing Director, UBS
                                                 Global Asset Management (1999 to 2003)
        -----------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--       Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration since   predecessor advisory organizations) (since 2000); Executive
        2/8/59            2005                   Vice President, New York Life Trust Company and New York
                                                 Life Trust Company, FSB (since 2006); Vice President--
                                                 Administration, Eclipse Funds, MainStay VP Series Fund,
                                                 Inc., and The MainStay Funds (since 2005) and ICAP Funds,
                                                 Inc. (since 2006)
        -----------------------------------------------------------------------------------------------------

 38   MainStay Floating Rate Fund

                          POSITION(S) HELD
        NAME AND          WITH THE COMPANY       PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     AND LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS
        ALISON H.         Senior Vice President  Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           and Chief Compliance   2006) and Managing Director and Chief Compliance Officer
        12/16/65          Officer since 2006     (2003 to 2006), New York Life Investment Management LLC and
                                                 New York Life Investment Management Holdings LLC; Senior
                                                 Managing Director, Compliance (since 2006) and Managing
                                                 Director, Compliance (2003 to 2006), NYLIFE Distributors
                                                 LLC; Chief Compliance Officer, NYLCAP Manager LLC; Senior
                                                 Vice President and Chief Compliance Officer, Eclipse Funds,
                                                 The MainStay Funds and MainStay VP Series Fund, Inc., and
                                                 ICAP Funds, Inc. (since 2006); Vice President--Compliance,
                                                 Eclipse Funds, The MainStay Funds and MainStay VP Series
                                                 Fund, Inc. (2004 to 2006); Deputy Chief Compliance Officer,
                                                 New York Life Investment Management LLC (2002 to 2003); Vice
                                                 President and Compliance Officer, Goldman Sachs Asset
                                                 Management (1999 to 2002)
        -----------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Secretary since 2004   Managing Director and Associate General Counsel, New York
        MORRISON*                                Life Investment Management LLC (since 2004); Managing
        3/26/56                                  Director and Secretary, NYLIFE Distributors LLC (since
                                                 2004); Secretary, Eclipse Funds, The MainStay Funds and
                                                 MainStay VP Series Fund, Inc. (since 2004) and ICAP Funds,
                                                 Inc. (since 2006); Chief Legal Officer--Mutual Funds and
                                                 Vice President and Corporate Counsel, The Prudential
                                                 Insurance Company of America (2000 to 2004)
        -----------------------------------------------------------------------------------------------------

* In addition to serving as Secretary to the Company, effective January 1, 2008, Marguerite E.H. Morrison will assume the role of Chief Legal Officer to the Company.

Arphiela Arizmendi resigned as Treasurer and Principal Financial and Accounting Officer of the Company effective June 7, 2007.

Christopher O. Blunt resigned as President of the Company effective March 10, 2007.

Patrick G. Boyle resigned as Executive Vice President of the Company effective June 7, 2007.

Tony H. Elavia resigned as Senior Vice President of the Company effective June 7, 2007.

Alan J. Kirshenbaum resigned as Senior Vice President of the Company effective March 19, 2007.

                                                    www.mainstayfunds.com     39

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay All Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay 130/30 High Yield Fund(2)
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Institutional Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
Chicago, Illinois

MACKAY SHIELDS LLC(3)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.
                         Not part of the Annual Report

                       This page intentionally left blank

                       This page intentionally left blank

                               (True Blank Page)

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)
------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         Eclipse Funds Inc.

(C) 2007 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

NYLIM-AO11871         (RECYCLE LOGO)                     MS329-07   MSFR11-12/07
                                                                              A4

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    INDEXED BOND FUND

                    Message from the President
                    and
                    Annual Report
                    October 31, 2007

MESSAGE FROM
THE PRESIDENT

The 12-month period ended October 31, 2007, was a dynamic one for mutual fund investors. U.S. equity markets generally advanced, with growth stocks out-performing value stocks at all capitalization levels. Although past performance is no guarantee of future results, international stocks as a whole provided even stronger returns for U.S. investors.

The progress of the equity markets, however, was far from steady. In February, weakness in Asian markets led to sharp price declines around the globe. The correction caused many investors to reconsider whether China and other emerging economies could sustain their rapid growth. Fortunately, strong corporate-earnings reports and positive economic news helped the stock market regain its footing.

In July and August, difficulties in the subprime-mortgage market led to another stock-market correction. A number of high-profile mortgage originators either closed their doors or were sold to larger entities. Other leading financial services firms faced major write-offs because of subprime-mortgage exposure.

The Federal Open Market Committee (FOMC) took prompt action to increase liquidity and stabilize the financial markets by lowering the discount rate and the federal funds target rate during the reporting period. These Federal Reserve moves helped calm investor concerns, and the stock market generally advanced from August 16, 2007, the date of an unscheduled FOMC meeting, through the end of October 2007.

Difficulties in the subprime-mortgage market led to a "flight to quality," or a general movement toward fixed-income securities that carry lower risk. As demand for short- and intermediate-term Treasury securities increased, yields fell across much of the maturity spectrum. Yields rose, however, on 20-and 30-year Treasury bonds, and the yield curve steepened during the 12-month reporting period.

High-yield bonds rallied from November 2006 through May 2007. But in June and July, the yield differences--or spreads--between high-yield bonds and comparable Treasury securities began to widen. At the end of October 2007, these spreads were wider than when the reporting period began, making high-yield securities more attractive to investors willing to accept higher risk.

To help investors address the challenges of today's ever-changing markets, New York Life Investment Management LLC provides access to seven institutional investment boutiques, each with its own proprietary research and investment culture. As advisors and subadvisors to MainStay Funds, these boutiques bring a wealth of experience and market insight to our shareholders. The portfolio managers of each MainStay Fund seek to consistently apply time-tested investment principles across a wide variety of market environments.

The report that follows provides more specific information about the market forces and investment decisions that affected your investment in MainStay Funds from November 1, 2006, through October 31, 2007. Please read the report carefully. As you do, bear in mind that this annual report reflects just a short segment of your lifetime investment journey. We look forward to continuing to work with you, wherever that journey may lead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President


                         Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    INDEXED BOND FUND

                    MainStay Funds

                    Annual Report

                    October 31, 2007

TABLE OF CONTENTS


Annual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------


Portfolio Management Discussion and Analysis                                   8
--------------------------------------------------------------------------------


Portfolio of Investments                                                      10
--------------------------------------------------------------------------------


Financial Statements                                                          28
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 34
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       39
--------------------------------------------------------------------------------


Federal Income Tax Information                                                40
--------------------------------------------------------------------------------


Proxy Voting Policies and Procedures and Proxy Voting Record                  40
--------------------------------------------------------------------------------


Shareholder Reports and Quarterly Portfolio Disclosure                        40
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               40
--------------------------------------------------------------------------------

Directors and Officers                                                        41

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
With sales charges       1.52%  2.93%   4.74%
Excluding sales
  charges..............  4.66   3.56    5.06

(PERFORMANCE GRAPH)

                                                                                                    CITIGROUP BROAD INVESTMENT
                                                                 MAINSTAY INDEXED BOND FUND              GRADE BOND INDEX
                                                                 --------------------------         --------------------------
10/31/97                                                                   9700.00                           10000.00
                                                                          10526.00                           10939.00
                                                                          10427.00                           10993.00
                                                                          11157.00                           11793.00
                                                                          12625.00                           13516.00
                                                                          13340.00                           14293.00
                                                                          13836.00                           15006.00
                                                                          14503.00                           15862.00
                                                                          14559.00                           16059.00
                                                                          15184.00                           16901.00
10/31/07                                                                  15891.00                           17831.00

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
                         5.07%  3.88%   5.34%

(PERFORMANCE GRAPH)

                                                                                                    CITIGROUP BROAD INVESTMENT
                                                                 MAINSTAY INDEXED BOND FUND              GRADE BOND INDEX
                                                                 --------------------------         --------------------------
10/31/97                                                                  10000.00                           10000.00
                                                                          10876.00                           10939.00
                                                                          10792.00                           10993.00
                                                                          11576.00                           11793.00
                                                                          13132.00                           13516.00
                                                                          13909.00                           14293.00
                                                                          14461.00                           15006.00
                                                                          15186.00                           15862.00
                                                                          15310.00                           16059.00
                                                                          16014.00                           16901.00
10/31/07                                                                  16826.00                           17831.00

                                                          ONE      FIVE     TEN
BENCHMARK PERFORMANCE                                     YEAR    YEARS    YEARS
--------------------------------------------------------------------------------

Citigroup Broad Investment Grade Bond Index(1)            5.50%    4.52%   5.95%
Average Lipper general U.S. government fund(2)            4.12     2.92    4.84

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 3.00% and an annual 12b-1 fee of .25%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. From inception (1/2/91) through 12/31/03, performance for Class A shares (first offered 1/2/04) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge, fees, estimated expenses and fee waivers/expense limitations of Class A shares upon initial offer. Unadjusted, the performance shown for the newer class of shares might have been lower.

1 The Citigroup Broad Investment Grade Bond Index (BIG Index) is an unmanaged index that is considered representative of the U.S. investment-grade bond market. Results assume reinvestment of all income and capital gains. The BIG Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an Index.

2 Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

                                                     www.mainstayfunds.com     5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY INDEXED BOND FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2007, to October 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2007, to October 31, 2007.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                       VALUE (BASED ON
                                                       VALUE (BASED                          HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT           RETURNS             PAID             RETURN AND            PAID
                                        VALUE         AND EXPENSES)         DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/07            10/31/07          PERIOD(1)           10/31/07           PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,024.10            $4.18            $1,020.90             $4.18
---------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES                        $1,000.00         $1,025.95            $2.20            $1,022.85             $2.19
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's net annualized expense ratio of each class (0.82% for Class A and 0.43% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).



 6   MainStay Indexed Bond Fund

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2007

(PORTFOLIO COMPOSITION PIE CHART)

U.S. Government & Federal Agencies                                                72.8
Corporate Bonds                                                                   19.6
Short-Term Investments (collateral from securities lending                        17.1
  is 15.3%)
Foreign Bonds                                                                      4.5
Asset-Backed Securities                                                            0.8
Yankee Bonds                                                                       0.6
Mortgage-Backed Security                                                           0.3
Liabilities in Excess of Cash and Other Assets                                   (15.7)

See Portfolio of Investments on page 10 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  United States Treasury Note, 4.25%, due 10/15/10
 2.  United States Treasury Note, 4.75%, due 8/15/17
 3.  Federal Home Loan Mortgage Corporation (Mortgage
     Pass-Through Security), 5.00%, due 6/1/37
 4.  United States Treasury Note, 4.75%, due 5/31/12
 5. Federal Home Loan Mortgage Corporation, 4.00%, due 12/15/09
 6.  Federal Home Loan Mortgage Corporation (Mortgage
     Pass-Through Security), 4.50%, due 4/1/20
 7.  Federal National Mortgage Association (Mortgage
     Pass-Through Security), 6.00%, due 7/1/36
 8.  Federal National Mortgage Association (Mortgage
     Pass-Through Security), 6.00%, due 7/1/37
 9.  Federal National Mortgage Association (Mortgage
     Pass-Through Security), 5.00%, due 5/1/37
10.  United States Treasury Note, 4.625%, due 7/31/12

                                                     www.mainstayfunds.com     7

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS PAUL K. CUNNINGHAM AND DONALD F. SEREK OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC

HOW DID MAINSTAY INDEXED BOND FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2007?

Excluding all sales charges, MainStay Indexed Bond Fund returned 4.66% for Class A shares for the 12 months ended October 31, 2007. Over the same period, the Fund's Class I shares returned 5.07%. Both share classes outperformed the 4.12% return of the average Lipper(1) general U.S. government fund for the 12-month reporting period. Both share classes underperformed the 5.50% return of the Citigroup Broad Investment Grade Bond Index (BIG Index),(2) the Fund's broad-based securities-market index, for the 12 months ended October 31, 2007. Since the Fund incurs expenses that an unmanaged index does not, there will be times when the Fund underperforms the BIG Index. See page 5 for Fund returns with sales charges.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

During the 12-month reporting period, U.S. Treasury yields declined, but not without some volatility. Early in the reporting period, U.S. Treasury yields were generally stable. During May and June, however, yields started to rise when the economy showed signs of strength and investors began to expect that monetary policy would shift from easing to tightening. Over the course of the summer, concerns regarding subprime mortgages began to surface. When significant losses in the credit market became evident, investors pursued lower-risk securities in a so-called flight to quality. The shift in investor sentiment caused U.S. Treasury yields to decline. Yields on shorter-maturity bonds fell more than yields on longer-maturity bonds, resulting in a steeper yield curve. Investors sought refuge in the relative safety of the short end of the Treasury yield curve, as spreads(3) on non-Treasury securities widened.

The Federal Open Market Committee (FOMC) responded to the worsening credit crunch by holding an emergency meeting on August 16, 2007, and by cutting the discount rate 50 basis points. (A basis point is one-hundredth of a percentage point.) At its regularly-scheduled September meeting, the FOMC reduced the targeted federal funds rate and the discount rate by 50 basis points apiece. At that meeting, the FOMC expressed concern that tightening credit conditions would intensify the housing correction and restrain U.S. economic growth. On October 31, the FOMC lowered the targeted federal funds rate by an additional 25 basis points. At the end of October, the targeted federal funds rate stood at 4.50% and the discount rate at 5.00%.

HOW DID YOU POSITION THE FUND DURING THE REPORTING PERIOD?

As always, the Fund sought to track the total-return performance of the BIG Index. Since the Fund does not hold every security in the Index, however, the Fund's performance will vary from that of the Index.

HOW DID SECURITIES IN DIFFERENT RATING CATEGORIES PERFORM DURING THE REPORTING PERIOD?

AAA-rated bonds had the highest returns for the 12 months ended October 31, 2007, followed by securities rated BBB, AA and A.(4)

WHICH SECTORS OF THE BIG INDEX WERE STRONG PERFORMERS DURING THE REPORTING PERIOD AND WHICH SECTORS WERE WEAK?

During the reporting period, Treasurys and other U.S. government-related securities were the best-performing sectors of the BIG Index, as higher-quality securities outperformed lower-quality issues. This was especially true from July through October 2007, when the financial markets came under duress


Index funds generally seek to reflect the performance of an index or an allocation among indices, unlike other funds, whose objectives may, in some cases, involve seeking to outperform an index or other benchmark. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. Funds that invest in bonds are subject to credit, inflation, interest- rate and maturities risk and can lose principal value when interest rates rise. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains.
1. See footnote on page 5 for more information on Lipper Inc.
2. See footnote on page 5 for more information on the Citigroup Broad Investment Grade Index.
3. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The term may also refer to the difference in yield between two specific securities or types of securities at a given time.

 8   MainStay Indexed Bond Fund
because of losses on subprime-mortgage-backed securities. Among government-related securities, the best-performing sectors were sovereign bonds, supranational securities and agencies. U.S. agency mortgage-backed securities performed reasonably well during the reporting period, despite negative news from the housing market.

The worst-performing sectors in the Index were commercial mortgage-backed securities and asset-backed securities. Within the asset-backed sector, the worst-performing collateral category consisted of securities backed by home equity loans.


4. Debt rated AAA has the highest rating assigned by Standard & Poor's, and in the opinion of Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is extremely strong. Debt rated AA by Standard & Poor's is deemed by Standard & Poor's to differ from the highest-rated issues only in small degree. In the opinion of Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is very strong. Debt rated A by Standard & Poor's is deemed by Standard & Poor's to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. In the opinion of Standard & Poor's, however, the obligor's capacity to meet its financial commitment on the obligation is still strong. Debt rated BBB by Standard & Poor's is deemed by Standard & Poor's to exhibit adequate protection parameters. It is the opinion of Standard & Poor's, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than would be the case for debt in higher-rated categories. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                     www.mainstayfunds.com     9

PORTFOLIO OF INVESTMENTS+++ OCTOBER 31, 2007

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
LONG-TERM BONDS (98.6%)+
ASSET-BACKED SECURITIES (0.8%)
-------------------------------------------------------------------------------
CREDIT CARDS (0.1%)
Chase Issuance Trust
 Series 2005, Class A-10
 4.65%, due 12/17/12                                $   500,000   $     497,615
                                                                  -------------
FINANCE--OTHER (0.3%)
Drive Auto Receivables Trust
 Series 2005-3, Class A4
 5.09%, due 6/17/13 (a)(g)                              250,000         250,321
Equity One ABS, Inc.
 Series 2003-4, Class AF6
 4.833%, due 10/25/34(g)                                250,000         240,173
Residential Asset Mortgage Products, Inc.
 Series 2003-RZ5, Class A7
 4.97%, due 9/25/33(g)                                  239,819         230,011
Residential Funding Mortgage
 Securities II, Inc.
 Series 2007-HSA3, Class 1A3
 6.03%, due 5/25/37 (b)(g)                              500,000         481,456
Saxon Asset Securities Trust
 Series 2003-1, Class AF5
 4.955%, due 6/25/33(g)                                  96,707          92,035
                                                                  -------------
                                                                      1,293,996
                                                                  -------------
HOME EQUITY (0.4%)
Citicorp Residential Mortgage Securities, Inc.
 Series 2006-3, Class A3
 5.61%, due 11/25/36 (g)                              1,000,000         978,956
JP Morgan Mortgage Acquisition Corp.
 Series 2007-HE1, Class AF3
 6.174%, due 4/1/37(g)                                  500,000         495,114
                                                                  -------------
                                                                      1,474,070
                                                                  -------------
TRANSPORTATION (0.0%)++
Continental Airlines, Inc.
 Series 1992-2, Class A1
 7.256%, due 3/15/20                                     61,014          62,234
                                                                  -------------
Total Asset-Backed Securities
 (Cost $3,381,576)                                                    3,327,915
                                                                  -------------

CORPORATE BONDS (19.6%)
-------------------------------------------------------------------------------
BANKS (3.2%)
BAC Capital TRUST VI
 5.625%, due 3/8/35                                     125,000         111,965
Bank of America Corp.
 4.75%, due 8/1/15                                      250,000         236,031
 5.25%, due 12/1/15                                     200,000         195,641
 5.375%, due 6/15/14                                    300,000         298,975

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
BANKS (CONTINUED)
 5.42%, due 3/15/17                                 $   900,000   $     874,099
 5.625%, due 10/14/16                                   100,000          99,853
 5.875%, due 2/15/09                                    250,000         251,691
Bank of New York (The)
 3.80%, due 2/1/08                                      350,000         349,001
Bank One Corp.
 5.90%, due 11/15/11                                    250,000         255,641
BB&T Corp.
 5.20%, due 12/23/15                                    200,000         193,276
 6.50%, due 8/1/11                                      100,000         103,995
Branch Banking & Trust Co.
 4.875%, due 1/15/13                                    100,000          97,090
Capital One Bank
 4.25%, due 12/1/08                                     100,000          99,008
 5.125%, due 2/15/14                                    100,000          95,439
Citigroup, Inc.
 4.70%, due 5/29/15                                     300,000         282,931
 4.875%, due 5/7/15                                     350,000         334,071
 5.50%, due 2/15/17                                     150,000         147,113
 5.625%, due 8/27/12                                    100,000         101,330
 5.875%, due 2/22/33                                    600,000         570,793
Fifth Third Bank
 4.75%, due 2/1/15                                      250,000         236,309
Fleet National Bank
 5.75%, due 1/15/09                                     250,000         251,613
HSBC Bank USA N.A.
 3.875%, due 9/15/09                                    100,000          97,993
JPMorgan Chase & Co.
 4.875%, due 3/15/14                                    250,000         241,080
 5.15%, due 10/1/15                                     500,000         485,520
 5.75%, due 1/2/13                                      200,000         203,549
 5.875%, due 6/13/16                                    150,000         151,756
 6.75%, due 2/1/11                                      500,000         523,447
JPMorgan Chase Bank N.A.
 6.00%, due 10/1/17                                     250,000         253,532
Key Bank N.A.
 5.80%, due 7/1/14                                      375,000         376,266
Marshall & Ilsley Bank
 5.00%, due 1/17/17                                     150,000         141,101
MBNA America Bank N.A.
 5.375%, due 1/15/08                                    300,000         300,257
Mellon Funding Corp.
 5.00%, due 12/1/14                                     250,000         240,551
Mercantile Bankshares Corp.
 Series B
 4.625%, due 4/15/13                                    100,000          95,478

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 10   MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
-------------------------------------------------------------------------------
BANKS (CONTINUED)
Mercantile-Safe Deposit & Trust Co.
 5.70%, due 11/15/11                                $    50,000   $      51,149
National City Bank of Pennsylvania
 6.25%, due 3/15/11                                     250,000         256,915
Pemex Project Funding Master Trust
 6.625%, due 6/15/35                                    250,000         267,250
PNC Bank N.A.
 5.25%, due 1/15/17                                      75,000          71,204
PNC Funding Corp.
 7.50%, due 11/1/09                                     100,000         104,753
Popular North America, Inc.
 4.70%, due 6/30/09                                     100,000          99,601
Regions Financial Corp.
 7.00%, due 3/1/11                                      110,000         115,288
Sanwa Bank, Ltd.
 7.40%, due 6/15/11                                     100,000         107,684
State Street Bank & Trust Co.
 5.25%, due 10/15/18                                    100,000          95,042
SunTrust Banks, Inc.
 5.40%, due 4/1/20                                      100,000          94,232
 5.45%, due 12/1/17                                     100,000          97,351
Swiss Bank Corp.
 7.75%, due 9/1/26                                      100,000         119,461
U.S. Bank N.A.
 4.80%, due 4/15/15                                     100,000          95,382
 6.375%, due 8/1/11                                     250,000         260,529
UBS AG
 5.875%, due 7/15/16                                    125,000         130,162
Union Planters Corp.
 7.75%, due 3/1/11                                      100,000         107,060
UnionBanCal Corp.
 5.25%, due 12/16/13                                    100,000          96,695
Wachovia Bank N.A.
 4.875%, due 2/1/15                                     450,000         429,190
 5.00%, due 8/15/15                                      50,000          47,108
 5.60%, due 3/15/16                                     200,000         194,912
Wachovia Corp.
 5.25%, due 8/1/14                                      100,000          97,966
 5.50%, due 8/1/35                                      125,000         114,237
 6.25%, due 8/4/08                                      250,000         252,504
Washington Mutual Bank
 5.95%, due 5/20/13                                     350,000         333,242
Washington Mutual Financial Corp.
 6.875%, due 5/15/11                                    100,000         105,395
Washington Mutual, Inc.
 5.25%, due 9/15/17                                     175,000         152,078
Wells Fargo & Co.
 4.625%, due 8/9/10                                     350,000         346,619
 5.25%, due 10/23/12                                    200,000         200,392

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
BANKS (CONTINUED)
Wells Fargo Bank N.A.
 5.75%, due 5/16/16                                 $   350,000   $     351,700
 6.45%, due 2/1/11                                      550,000         571,025
Westdeutsche Landesbank/New York
 6.05%, due 1/15/09                                     600,000         607,603
World Savings Bank FSB
 4.125%, due 12/15/09                                   100,000          99,284
Zions Bancorp.
 5.50%, due 11/16/15                                     75,000          71,935
                                                                  -------------
                                                                     14,441,343
                                                                  -------------
CONSUMER (1.3%)
Altria Group, Inc.
 7.65%, due 7/1/08                                      100,000         102,023
Anheuser-Busch Cos., Inc.
 6.45%, due 9/1/37                                      250,000         270,270
Archer-Daniels-Midland Co.
 5.375%, due 9/15/35                                    175,000         162,047
Avon Products, Inc.
 5.125%, due 1/15/11                                     50,000          50,079
Bunge Limited Finance Corp.
 5.35%, due 4/15/14                                     100,000          96,460
Campbell Soup Co.
 4.875%, due 10/1/13                                    100,000          98,174
Clorox Co. (The)
 5.00%, due 1/15/15                                      50,000          47,932
Coca-Cola Enterprises, Inc.
 7.00%, due 10/1/26                                     100,000         112,549
 8.50%, due 2/1/22                                      252,000         317,583
ConAgra Foods, Inc.
 7.00%, due 10/1/28                                     100,000         106,019
 7.875%, due 9/15/10                                     67,000          72,024
Coors Brewing Co.
 6.375%, due 5/15/12                                      4,000           4,199
Costco Wholesale Corp.
 5.50%, due 3/15/17                                     100,000          98,415
Federated Retail Holdings, Inc.
 5.35%, due 3/15/12                                     125,000         121,866
Fortune Brands, Inc.
 5.375%, due 1/15/16                                    100,000          95,866
 5.875%, due 1/15/36                                     25,000          22,486
General Mills, Inc.
 5.65%, due 9/10/12                                      65,000          66,010
 5.70%, due 2/15/17                                     100,000          98,928
H.J. Heinz Finance Co.
 6.625%, due 7/15/11                                    300,000         313,605
Hershey Co. (The)
 5.45%, due 9/1/16                                      100,000          99,784
Home Depot, Inc.
 5.40%, due 3/1/16                                      200,000         191,076
 5.875%, due 12/16/36                                   250,000         218,274

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
-------------------------------------------------------------------------------
CONSUMER (CONTINUED)
J.C. Penney Co., Inc.
 6.875%, due 10/15/15                               $   150,000   $     157,014
 7.375%, due 8/15/08                                    151,000         153,379
Kellogg Co.
 Series B
 6.60%, due 4/1/11                                      350,000         365,461
Kimberly-Clark Corp.
 6.375%, due 1/1/28                                     100,000         103,865
 6.625%, due 8/1/37                                     100,000         110,096
Kohl's Corp.
 6.30%, due 3/1/11                                      100,000         103,206
Kraft Foods, Inc.
 5.25%, due 10/1/13                                     100,000          98,810
 6.25%, due 6/1/12                                      250,000         259,417
 6.50%, due 8/11/17                                     225,000         236,081
Limited Brands, Inc.
 6.125%, due 12/1/12                                     75,000          75,718
Mohawk Industries, Inc.
 6.125%, due 1/15/16                                    100,000         100,021
Newell Rubbermaid, Inc.
 6.75%, due 3/15/12                                      50,000          51,958
Park Place Entertainment Corp.
 7.50%, due 9/1/09                                      125,000         129,063
Pepsi Bottling Holdings, Inc.
 5.625%, due 2/17/09 (a)                                250,000         251,190
PepsiCo., Inc.
 5.15%, due 5/15/12                                     250,000         253,418
Procter & Gamble Co. (The)
 4.85%, due 12/15/15                                     75,000          73,708
 5.55%, due 3/5/37                                      250,000         245,363
 5.80%, due 8/15/34                                      75,000          76,016
Sara Lee Corp.
 6.25%, due 9/15/11                                     150,000         155,317
Sysco Corp.
 5.375%, due 9/21/35                                    100,000          91,833
Tyson Foods, Inc.
 6.85%, due 4/1/16                                       50,000          52,004
Unilever Capital Corp.
 5.90%, due 11/15/32                                    100,000          98,609
Wm. Wrigley Jr. Co.
 4.65%, due 7/15/15                                      50,000          47,519
                                                                  -------------
                                                                      6,054,735
                                                                  -------------
ELECTRIC (1.4%)
Alabama Power Co.
 5.55%, due 2/1/17                                       50,000          50,106
American Electric Power Co., Inc.
 Series C
 5.375%, due 3/15/10                                    200,000         201,156

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
ELECTRIC (CONTINUED)
Appalachian Power Co.
 Series H
 5.95%, due 5/15/33                                 $   100,000   $      95,121
Arizona Public Service Co.
 6.375%, due 10/15/11                                   100,000         103,125
CenterPoint Energy Houston Electric LLC
 Series K2
 6.95%, due 3/15/33                                     100,000         109,678
Dominion Resources, Inc.
 5.00%, due 3/15/13                                     100,000          97,207
 5.15%, due 7/15/15                                     100,000          96,188
 Series B
 6.25%, due 6/30/12                                      90,000          93,058
DTE Energy Co.
 7.05%, due 6/1/11                                      250,000         263,126
Duke Capital LLC
 6.75%, due 2/15/32                                     125,000         126,240
Duke Energy Corp.
 6.45%, due 10/15/32                                    250,000         264,179
Exelon Corp.
 6.75%, due 5/1/11                                      200,000         208,403
FirstEnergy Corp.
 Series B
 6.45%, due 11/15/11                                    250,000         257,998
 Series C
 7.375%, due 11/15/31                                   125,000         136,463
FPL Group Capital, Inc.
 7.375%, due 6/1/09                                     250,000         259,145
Georgia Power Co.
 5.65%, due 3/1/37                                      100,000          94,426
IES Utilities, Inc.
 Series B
 6.75%, due 3/15/11                                     100,000         104,365
Kansas City Power & Light Co.
 6.50%, due 11/15/11                                     50,000          52,312
MidAmerican Energy Holdings Co.
 5.875%, due 10/1/12                                    100,000         102,398
 6.125%, due 4/1/36                                     250,000         247,228
MidAmerican Funding LLC
 6.75%, due 3/1/11                                      100,000         103,863
Nevada Power Co.
 6.50%, due 4/15/12                                      50,000          51,427
Niagara Mohawk Power Corp.
 7.75%, due 10/1/08                                      50,000          51,121
Ohio Power Co.
 Series K
 6.00%, due 6/1/16                                       50,000          50,837
Pacific Gas & Electric Co.
 6.05%, due 3/1/34                                      250,000         249,061
Pacificorp
 6.25%, due 10/15/37                                    150,000         153,951

 12   MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
-------------------------------------------------------------------------------
ELECTRIC (CONTINUED)
Peco Energy Co.
 5.95%, due 10/1/36                                 $   100,000   $      99,202
Pepco Holdings, Inc.
 6.45%, due 8/15/12                                     100,000         103,670
 7.45%, due 8/15/32                                     100,000         110,838
Progress Energy, Inc.
 5.625%, due 1/15/16                                     50,000          49,691
 6.85%, due 4/15/12                                     400,000         423,406
PSE&G Power LLC
 7.75%, due 4/15/11                                     100,000         107,578
 8.625%, due 4/15/31                                     50,000          61,934
PSI Energy, Inc.
 5.00%, due 9/15/13                                     100,000          97,424
Public Service Electric & Gas Co.
 Series D
 5.25%, due 7/1/35                                       50,000          45,226
Puget Sound Energy, Inc.
 6.274%, due 3/15/37                                    100,000          96,311
San Diego Gas & Electric Co.
 5.35%, due 5/15/35                                      25,000          23,018
SCANA Corp.
 6.25%, due 2/1/12                                      100,000         102,746
Sempra Energy
 6.00%, due 2/1/13                                      100,000         101,730
Southern California Edison Co.
 5.00%, due 1/15/14                                     225,000         221,469
 6.00%, due 1/15/34                                     100,000         100,543
Southern Power Co.
 4.875%, due 7/15/15                                    100,000          95,096
 Series B
 6.25%, due 7/15/12                                     150,000         154,822
TXU Electric Delivery Co.
 6.375%, due 5/1/12                                     100,000         102,791
 7.00%, due 9/1/22                                      100,000         105,206
Union Electric Co.
 4.65%, due 10/1/13                                     100,000          95,424
 5.40%, due 2/1/16                                      100,000          97,918
Virginia Electric and Power Co.
 6.00%, due 1/15/36                                     200,000         196,563
Wisconsin Energy Corp.
 6.50%, due 4/1/11                                      175,000         181,940
Xcel Energy, Inc.
 6.50%, due 7/1/36                                      100,000         100,534
                                                                  -------------
                                                                      6,497,262
                                                                  -------------
ENERGY (1.0%)
Amerada Hess Corp.
 7.30%, due 8/15/31                                     100,000         111,961
Anadarko Finance Co.
 6.75%, due 5/1/11                                      100,000         104,985

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
ENERGY (CONTINUED)
Apache Corp.
 6.00%, due 1/15/37                                 $   150,000   $     147,950
Atmos Energy Corp.
 4.00%, due 10/15/09                                    100,000          98,031
Burlington Resources, Inc.
 7.375%, due 3/1/29                                     104,000         121,202
ConocoPhillips
 5.90%, due 10/15/32                                    250,000         254,259
Consolidated Edison Co.
 of New York, Inc.
 5.625%, due 7/1/12                                     100,000         101,887
 6.20%, due 6/15/36                                     100,000         101,501
Constellation Energy Group, Inc.
 6.125%, due 9/1/09                                     100,000         101,710
 7.60%, due 4/1/32                                      100,000         111,931
Consumers Energy Co.
 Series F
 4.00%, due 5/15/10                                     250,000         244,077
 Series B
 5.375%, due 4/15/13                                    100,000          99,559
Cooper Industries, Inc.
 5.25%, due 11/15/12                                     50,000          49,974
Devon Energy Corp.
 7.95%, due 4/15/32                                      50,000          61,156
Energy Transfer Partners, L.P.
 5.95%, due 2/1/15                                      130,000         128,664
Entergy Mississippi, Inc.
 5.15%, due 2/1/13                                       75,000          73,176
Enterprise Products Operating, L.P.
 Series B
 6.875%, due 3/1/33                                     200,000         207,453
Florida Power & Light Co.
 5.95%, due 10/1/33                                     100,000          99,888
Halliburton Co.
 5.50%, due 10/15/10                                    100,000         101,609
Hess Corp.
 6.65%, due 8/15/11                                      50,000          52,431
Kinder Morgan Energy Partners, L.P.
 5.80%, due 3/15/35                                     250,000         226,552
 6.75%, due 3/15/11                                     200,000         208,719
Kinder Morgan Energy Partners, L.P.
 5.00%, due 12/15/13                                    150,000         144,393
Kinder Morgan, Inc.
 5.15%, due 3/1/15                                      100,000          89,166
Marathon Oil Corp.
 6.80%, due 3/15/32                                     100,000         106,955
Northern States Power Co.
 6.875%, due 8/1/09                                     100,000         103,117
ONEOK Partners, L.P.
 6.15%, due 10/1/16                                     125,000         126,537

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
-------------------------------------------------------------------------------
ENERGY (CONTINUED)
Plains All American Pipeline, L.P./PAA Finance
 Corp.
 6.65%, due 1/15/37                                 $    65,000   $      66,260
PPL Energy Supply LLC
 5.40%, due 8/15/14                                     100,000          97,127
Suncor Energy, Inc.
 6.50%, due 6/15/38                                     100,000         104,678
Tennessee Gas Pipeline Co.
 7.50%, due 4/1/17                                      300,000         324,810
Valero Energy Corp.
 6.625%, due 6/15/37                                    100,000         102,961
 7.50%, due 4/15/32                                     100,000         112,424
Vulcan Materials Co.
 6.00%, due 4/1/09                                      250,000         253,791
XTO Energy, Inc.
 4.90%, due 2/1/14                                       75,000          72,393
 6.10%, due 4/1/36                                       60,000          59,436
 6.75%, due 8/1/37                                      100,000         107,269
                                                                  -------------
                                                                      4,679,992
                                                                  -------------
FINANCE--OTHER (3.3%)
American Express Co.
 5.50%, due 9/12/16                                      75,000          73,690
 6.15%, due 8/28/17                                     300,000         305,954
American Express Travel Related
 Services Co., Inc.
 Series E
 3.625%, due 2/20/09                                    250,000         245,763
Archstone-Smith Operating Trust
 5.25%, due 5/1/15                                      100,000         103,869
AvalonBay Communities, Inc.
 4.95%, due 3/15/13                                     100,000          96,686
Barrick Gold Finance Co.
 4.875%, due 11/15/14                                    50,000          48,224
Bear Stearns Cos., Inc. (The)
 5.35%, due 2/1/12                                      100,000          98,282
 5.50%, due 8/15/11                                     100,000          99,389
 5.55%, due 1/22/17                                     100,000          93,491
 5.70%, due 11/15/14                                    250,000         243,046
Boston Properties, Inc.
 6.25%, due 1/15/13                                     100,000         101,639
Brandywine Operating Partnership, L.P.
 4.50%, due 11/1/09                                     125,000         122,836
BRE Properties, Inc.
 5.75%, due 9/1/09                                      100,000         101,076
Camden Property Trust
 4.375%, due 1/15/10                                    100,000          98,082
Capital One Financial Corp.
 5.25%, due 2/21/17                                     100,000          92,249
 6.15%, due 9/1/16                                       75,000          73,262

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
FINANCE--OTHER (CONTINUED)
CarrAmerica Realty Corp.
 3.625%, due 4/1/09                                 $    50,000   $      48,253
Chelsea Property Group, Inc.
 6.00%, due 1/15/13                                     100,000         102,708
Colonial Realty, L.P.
 4.80%, due 4/1/11                                       50,000          48,470
Countrywide Financial Corp.
 6.25%, due 5/15/16                                     200,000         159,182
Countrywide Home Loans, Inc.
 3.25%, due 5/21/08                                     250,000         237,608
Credit Suisse First Boston USA, Inc.
 3.875%, due 1/15/09                                    125,000         123,426
 4.875%, due 1/15/15                                    350,000         336,298
 5.125%, due 1/15/14                                    100,000          98,146
 5.25%, due 3/2/11                                      100,000         100,506
 6.125%, due 11/15/11                                   250,000         258,505
 6.50%, due 1/15/12                                     250,000         261,991
Deutsche Bank Financial, Inc.
 7.50%, due 4/25/09                                     125,000         129,339
Developers Diversified Realty Corp.
 3.875%, due 1/30/09                                    100,000          98,533
 5.00%, due 5/3/10                                       50,000          49,838
Devon Financing Corp. LLC
 6.875%, due 9/30/11                                    400,000         424,193
ERP Operating, L.P.
 5.125%, due 3/15/16                                     50,000          46,875
 5.375%, due 8/1/16                                      50,000          47,803
 6.95%, due 3/2/11                                      100,000         104,349
Golden West Financial Corp.
 4.75%, due 10/1/12                                     100,000          98,106
Goldman Sachs Group, Inc. (The)
 4.75%, due 7/15/13                                     250,000         239,527
 5.15%, due 1/15/14                                     625,000         610,165
 5.35%, due 1/15/16                                     350,000         340,736
 5.625%, due 1/15/17                                    245,000         237,230
 5.70%, due 9/1/12                                      450,000         456,986
 5.75%, due 10/1/16                                     150,000         150,646
 6.25%, due 9/1/17                                      350,000         355,987
 6.45%, due 5/1/36                                      100,000          97,707
Goldman Sachs Group, L.P.
 5.00%, due 10/1/14                                     100,000          96,545
Hospitality Properties Trust
 5.125%, due 2/15/15                                     50,000          46,350
iStar Financial, Inc.
 5.65%, due 9/15/11                                     150,000         138,658
Kimco Realty Corp.
 5.783%, due 3/15/16                                     50,000          49,277

 14   MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
-------------------------------------------------------------------------------
FINANCE--OTHER (CONTINUED)
Lehman Brothers Holdings, Inc.
 5.00%, due 1/14/11                                 $   100,000   $      98,257
 5.25%, due 2/6/12                                      250,000         246,634
 5.50%, due 4/4/16                                      200,000         192,875
 5.75%, due 1/3/17                                      100,000          95,756
 6.50%, due 7/19/17                                     600,000         604,271
 6.625%, due 1/18/12                                    150,000         154,750
 7.00%, due 2/1/08                                      250,000         250,754
Liberty Property, L.P.
 5.125%, due 3/2/15                                     100,000          93,485
 8.50%, due 8/1/10                                      100,000         106,759
Mack-Cali Realty, L.P.
 5.05%, due 4/15/10                                     201,000         200,021
Merrill Lynch & Co., Inc.
 Series C
 5.00%, due 1/15/15                                     150,000         141,510
 Series B
 5.30%, due 9/30/15                                     250,000         237,433
 5.70%, due 5/2/17                                      100,000          95,589
 5.77%, due 7/25/11                                     200,000         202,217
 6.00%, due 2/17/09                                     250,000         250,249
 6.05%, due 5/16/16                                     175,000         173,504
 6.40%, due 8/28/17                                     250,000         252,176
Morgan Stanley
 3.625%, due 4/1/08                                     250,000         248,766
 4.75%, due 4/1/14                                      100,000          94,719
 5.375%, due 10/15/15                                   275,000         264,683
 Series E
 5.45%, due 1/9/17                                      225,000         217,613
 5.625%, due 1/9/12                                     350,000         354,985
 6.25%, due 8/28/17                                     150,000         153,580
 6.25%, due 8/9/26                                      100,000          98,561
 6.60%, due 4/1/12                                      175,000         183,245
 6.75%, due 4/15/11                                     100,000         104,497
 6.75%, due 10/15/13                                    175,000         184,114
National Rural Utilities Cooperative Finance Corp.
 5.75%, due 8/28/09                                     250,000         253,526
 Series C
 7.25%, due 3/1/12                                       50,000          53,594
 8.00%, due 3/1/32                                       75,000          89,604
Pricoa Global Funding I
 4.20%, due 1/15/10 (a)                                 100,000          98,690
 4.625%, due 6/25/12 (a)                                100,000          97,745
Principal Life Income Funding Trust
 5.20%, due 11/15/10                                     50,000          49,948
ProLogis
 5.625%, due 11/15/15                                    50,000          48,586
 5.625%, due 11/15/16                                   100,000          96,053

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
FINANCE--OTHER (CONTINUED)
Regency Centers, L.P.
 5.25%, due 8/1/15                                  $   100,000   $      94,910
Residential Capital Corp.
 7.125%, due 11/21/08                                   350,000         294,875
Security Capital Group
 7.95%, due 5/15/08                                      50,000          50,041
Simon Property Group, L.P.
 3.75%, due 1/30/09                                      50,000          48,928
 5.25%, due 12/1/16                                     100,000          94,606
 5.375%, due 8/28/08                                    100,000          99,775
 5.45%, due 3/15/13                                     100,000          98,034
SLM Corp.
 5.625%, due 8/1/33                                     250,000         195,502
Synovus Financial Corp.
 4.875%, due 2/15/13                                     50,000          49,171
Western Union Co. (The)
 5.93%, due 10/1/16                                     130,000         129,194
                                                                  -------------
                                                                     14,835,266
                                                                  -------------
GAS (0.2%)
AGL Capital Corp.
 4.45%, due 4/15/13                                     100,000          93,674
Anadarko Petroleum Corp.
 5.95%, due 9/15/16                                     200,000         201,076
 6.45%, due 9/15/36                                     150,000         151,759
KeySpan Corp.
 4.65%, due 4/1/13                                      100,000          95,756
NiSource Finance Corp.
 6.15%, due 3/1/13                                      175,000         180,387
ONEOK, Inc.
 5.51%, due 2/16/08                                     100,000          99,953
 7.125%, due 4/15/11                                    100,000         105,313
Weatherford International, Inc.
 6.35%, due 6/15/17 (a)                                  50,000          51,260
                                                                  -------------
                                                                        979,178
                                                                  -------------
INDEPENDENT (1.4%)
American General Finance Corp.
 Series H
 4.00%, due 3/15/11                                     250,000         238,651
 Series I
 5.40%, due 12/1/15                                     350,000         341,130
Ameriprise Financial, Inc.
 5.35%, due 11/15/10                                    100,000         100,794
CIT Group, Inc.
 5.00%, due 2/13/14                                     100,000          90,255
 5.40%, due 1/30/16                                     150,000         137,349
 5.65%, due 2/13/17                                     100,000          92,428
CitiFinancial Credit Co.
 8.70%, due 6/15/10                                     227,000         247,714
CRH America, Inc.
 6.00%, due 9/30/16                                     100,000          98,506

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
-------------------------------------------------------------------------------
INDEPENDENT (CONTINUED)
General Electric Capital Corp.
 4.875%, due 10/21/10                               $   200,000   $     200,161
 5.00%, due 1/8/16                                      375,000         365,955
 5.40%, due 2/15/17                                     200,000         198,518
 6.00%, due 6/15/12                                   1,125,000       1,167,011
 Series A
 6.75%, due 3/15/32                                     650,000         725,392
HSBC Finance Corp.
 5.00%, due 6/30/15                                     250,000         236,773
 5.50%, due 1/19/16                                     750,000         733,041
 6.375%, due 10/15/11                                   550,000         568,434
 6.40%, due 6/17/08                                     250,000         251,660
International Lease Finance Corp.
 Series O
 4.375%, due 11/1/09                                    250,000         248,232
Toll Brothers Finance Corp.
 5.15%, due 5/15/15                                      50,000          44,801
                                                                  -------------
                                                                      6,086,805
                                                                  -------------
INSURANCE (1.1%)
Ace INA Holdings, Inc.
 5.70%, due 2/15/17                                      60,000          59,748
 5.875%, due 6/15/14                                    105,000         106,978
Aegon Funding Corp.
 5.75%, due 12/15/20                                    100,000         100,187
Aetna, Inc.
 6.00%, due 6/15/16 (c)                                  75,000          76,133
 7.875%, due 3/1/11                                     100,000         107,866
AIG SunAmerica Global Financing VI
 6.30%, due 5/10/11 (a)                                 250,000         256,629
Allstate Corp. (The)
 5.00%, due 8/15/14                                     275,000         267,498
 5.95%, due 4/1/36                                       50,000          48,153
 7.20%, due 12/1/09                                     100,000         104,455
American International Group, Inc.
 4.70%, due 10/1/10                                     100,000          99,219
 6.25%, due 5/1/36                                      200,000         204,301
Aon Corp.
 7.375%, due 12/14/12                                   100,000         108,360
Assurant, Inc.
 5.625%, due 2/15/14                                    100,000          98,184
Berkshire Hathaway Finance Corp.
 4.85%, due 1/15/15                                     400,000         387,554
Chubb Corp.
 5.20%, due 4/1/13                                      100,000          98,555
CIGNA Corp.
 7.00%, due 1/15/11                                     125,000         131,449
Everest Reinsurance Holdings, Inc.
 8.75%, due 3/15/10                                     100,000         108,077

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
INSURANCE (CONTINUED)
Genworth Financial, Inc.
 Class A
 4.95%, due 10/1/15                                 $    75,000   $      70,998
 5.75%, due 6/15/14                                      50,000          50,459
Hartford Financial Services
 Group, Inc. (The)
 5.50%, due 10/15/16                                     75,000          74,250
 5.55%, due 8/16/08                                     100,000         100,357
 7.90%, due 6/15/10                                     100,000         107,405
Hartford Life Global Funding Trusts
 5.20%, due 2/15/11                                     100,000         100,101
Lincoln National Corp.
 4.75%, due 2/15/14                                     150,000         144,178
Marsh & McLennan Cos., Inc.
 5.375%, due 7/15/14                                    100,000          97,929
MetLife, Inc.
 5.00%, due 11/24/13                                     50,000          49,132
 5.00%, due 6/15/15                                     225,000         214,773
 5.70%, due 6/15/35                                     100,000          92,694
 6.125%, due 12/1/11                                    100,000         103,467
Nationwide Financial Services, Inc.
 5.10%, due 10/1/15                                      25,000          23,758
Principal Financial Group, Inc.
 6.05%, due 10/15/36                                    100,000          97,858
Progressive Corp. (The)
 6.25%, due 12/1/32                                      50,000          49,997
Protective Life Corp.
 4.875%, due 11/1/14                                    100,000          96,856
Prudential Financial, Inc.
 Series B
 5.10%, due 9/20/14                                     100,000          96,578
 5.70%, due 12/14/36                                    100,000          92,786
SAFECO Corp.
 4.20%, due 2/1/08                                      100,000          99,881
St. Paul Travelers Cos., Inc. (The)
 5.50%, due 12/1/15                                     100,000          98,741
 6.75%, due 6/20/36                                      75,000          79,376
Travelers Property Casualty Corp.
 5.00%, due 3/15/13                                     100,000          97,942
UnitedHealth Group, Inc.
 5.00%, due 8/15/14                                     200,000         194,951
 5.375%, due 3/15/16                                    100,000          99,098
WellPoint, Inc.
 5.95%, due 12/15/34                                    250,000         241,508
                                                                  -------------
                                                                      4,938,419
                                                                  -------------
MANUFACTURING (2.3%)
3M Co.
 5.70%, due 3/15/37                                     100,000         100,276

 16   MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
-------------------------------------------------------------------------------
MANUFACTURING (CONTINUED)
Alcoa, Inc.
 5.72%, due 2/23/19                                 $   187,000   $     181,387
 5.95%, due 2/1/37                                      100,000          97,290
American Standard, Inc.
 7.375%, due 2/1/08                                      50,000          50,162
Black & Decker Corp.
 4.75%, due 11/1/14                                      50,000          46,907
Boeing Co. (The)
 6.125%, due 2/15/33                                    250,000         258,317
Bottling Group LLC
 5.50%, due 4/1/16                                      100,000         100,529
Caterpillar, Inc.
 6.05%, due 8/15/36                                     313,000         318,557
Centex Corp.
 5.125%, due 10/1/13                                     50,000          42,519
 7.50%, due 1/15/12                                     100,000          96,480
CRH America, Inc.
 5.30%, due 10/15/13                                    100,000          96,207
D.R. Horton, Inc.
 4.875%, due 1/15/10                                    100,000          92,326
 5.00%, due 1/15/09                                     230,000         220,593
 8.00%, due 2/1/09                                      100,000          98,652
DaimlerChrysler N.A. Holding Corp.
 4.05%, due 6/4/08                                      250,000         247,981
 4.875%, due 6/15/10                                    100,000          99,463
 7.75%, due 1/18/11                                     150,000         161,405
 8.50%, due 1/18/31                                     300,000         381,180
Deere & Co.
 6.95%, due 4/25/14                                      50,000          54,417
 7.125%, due 3/3/31                                     125,000         143,384
Dover Corp.
 5.375%, due 10/15/35                                    50,000          45,041
Dow Chemical Co. (The)
 6.00%, due 10/1/12                                     200,000         205,880
 8.55%, due 10/15/09                                     50,000          53,271
E.I. du Pont de Nemours & Co.
 4.75%, due 11/15/12                                    280,000         276,169
Eastman Chemical Co.
 7.25%, due 1/15/24                                     100,000         107,221
Electronic Data Systems Corp.
 Series B
 6.50%, due 8/1/13                                      100,000         101,261
Emerson Electric Co.
 7.125%, due 8/15/10                                    450,000         477,279
General Dynamics Corp.
 4.25%, due 5/15/13                                     100,000          96,153
Goodrich Corp.
 7.00%, due 4/15/38                                      50,000          55,370

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
MANUFACTURING (CONTINUED)
Hewlett-Packard Co.
 3.625%, due 3/15/08                                $   250,000   $     248,806
 5.25%, due 3/1/12                                      100,000         101,109
Honeywell International, Inc.
 5.40%, due 3/15/16                                      50,000          49,930
 5.625%, due 8/1/12                                      50,000          51,342
 5.70%, due 3/15/37                                      50,000          48,608
 7.50%, due 3/1/10                                      100,000         105,924
ICI Wilmington, Inc.
 4.375%, due 12/1/08                                    100,000          99,592
International Business Machines Corp.
 4.25%, due 9/15/09                                     150,000         149,100
 5.70%, due 9/14/17                                     200,000         202,997
 5.875%, due 11/29/32                                   100,000         100,060
 6.50%, due 1/15/28                                     100,000         106,403
 7.50%, due 6/15/13                                     100,000         110,966
 8.375%, due 11/1/19                                    100,000         123,203
International Paper Co.
 5.25%, due 4/1/16                                      100,000          95,607
 5.85%, due 10/30/12                                     25,000          25,388
John Deere Capital Corp.
 7.00%, due 3/15/12                                     250,000         267,715
Johnson Controls, Inc.
 5.50%, due 1/15/16                                      50,000          49,606
 6.00%, due 1/15/36                                      50,000          48,865
Lennar Corp.
 Series B
 5.60%, due 5/31/15                                      50,000          42,977
Litton Industries, Inc.
 8.00%, due 10/15/09                                    100,000         105,212
Lockheed Martin Corp.
 6.15%, due 9/1/36                                       50,000          51,435
 7.65%, due 5/1/16                                      250,000         283,978
Lubrizol Corp.
 5.50%, due 10/1/14                                     100,000          98,074
Masco Corp.
 4.80%, due 6/15/15                                     200,000         184,147
MDC Holdings, Inc.
 5.375%, due 7/1/15                                      50,000          46,903
MeadWestvaco Corp.
 6.85%, due 4/1/12                                      100,000         104,566
Medtronic, Inc.
 Series B
 4.75%, due 9/15/15                                      50,000          47,332
Minnesota Mining & Manufacturing
 6.375%, due 2/15/28                                    100,000         107,467
Monsanto Co.
 7.375%, due 8/15/12                                    100,000         108,734
Motorola, Inc.
 7.50%, due 5/15/25                                     100,000         104,608

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
-------------------------------------------------------------------------------
MANUFACTURING (CONTINUED)
Newmont Mining Corp.
 8.625%, due 5/15/11                                $    50,000   $      55,173
Northrop Grumman Corp.
 7.125%, due 2/15/11                                    100,000         106,148
 7.75%, due 2/15/31                                      50,000          61,255
 7.875%, due 3/1/26                                     100,000         119,491
Owens Corning, Inc.
 6.50%, due 12/1/16                                     100,000          97,329
Pepsi Bottling Group, Inc.
 7.00%, due 3/1/29                                       60,000          68,021
Pitney Bowes, Inc.
 3.875%, due 6/15/13                                    150,000         139,882
Praxair, Inc.
 3.95%, due 6/1/13                                      100,000          93,410
Pulte Homes, Inc.
 7.875%, due 8/1/11                                     400,000         384,668
Raytheon Co.
 5.50%, due 11/15/12                                    100,000         101,570
 6.40%, due 12/15/18                                    350,000         371,270
Rohm & Haas Co.
 7.85%, due 7/15/29                                     100,000         115,569
Textron Financial Corp.
 4.125%, due 3/3/08                                     125,000         124,685
Textron, Inc.
 4.50%, due 8/1/10                                      100,000          98,881
Toyota Motor Credit Corp.
 4.25%, due 3/15/10                                     100,000          99,662
 5.45%, due 5/18/11                                     150,000         153,726
United Technologies Corp.
 4.875%, due 5/1/15                                     100,000          96,745
 5.40%, due 5/1/35                                      100,000          94,209
 6.35%, due 3/1/11                                      250,000         260,641
VF Corp.
 6.45%, due 11/1/37                                      50,000          49,798
Weyerhaeuser Co.
 6.75%, due 3/15/12                                     200,000         208,215
 7.375%, due 3/15/32                                    100,000         100,679
                                                                  -------------
                                                                     10,577,358
                                                                  -------------
SERVICE (3.0%)
Abbott Laboratories
 5.875%, due 5/15/16                                    200,000         205,184
Allergan, Inc.
 5.75%, due 4/1/16                                       50,000          50,428
Amgen, Inc.
 4.85%, due 11/18/14                                    100,000          95,411
 5.85%, due 6/1/17 (a)                                  150,000         149,775
AT&T, Inc.
 6.80%, due 5/15/36                                     265,000         290,002

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
SERVICE (CONTINUED)
Baxter International, Inc.
 4.625%, due 3/15/15                                $    50,000   $      47,358
 5.90%, due 9/1/16                                      100,000         102,266
Belo Corp.
 8.00%, due 11/1/08                                     100,000         101,869
Boston Scientific Corp.
 6.25%, due 11/15/15                                     50,000          46,500
Bristol-Myers Squibb Co.
 5.875%, due 11/15/36                                   150,000         147,231
 7.15%, due 6/15/23                                      50,000          56,443
Cardinal Health, Inc.
 6.00%, due 6/15/17 (a)                                 100,000         102,040
 6.25%, due 7/15/08                                     100,000         100,714
Cisco Systems, Inc.
 5.50%, due 2/22/16                                     275,000         276,066
Clear Channel Communications, Inc.
 5.50%, due 9/15/14                                     100,000          79,642
 6.875%, due 6/15/18                                    100,000          79,893
Comcast Cable Communications Holdings, Inc.
 8.375%, due 3/15/13                                    250,000         282,103
Comcast Cable Communications, Inc.
 7.125%, due 6/15/13                                    400,000         429,809
Comcast Corp.
 4.95%, due 6/15/16                                     100,000          94,108
 5.65%, due 6/15/35                                     200,000         183,609
 5.875%, due 2/15/18                                    150,000         149,710
 6.45%, due 3/15/37                                     250,000         252,018
Cox Communications, Inc.
 3.875%, due 10/1/08                                     40,000          39,487
 5.45%, due 12/15/14                                    100,000          98,192
 7.125%, due 10/1/12                                    200,000         212,823
CVS Caremark Corp.
 6.25%, due 6/1/27                                      175,000         174,012
CVS Corp.
 4.875%, due 9/15/14                                     50,000          47,879
Eli Lilly & Co.
 4.50%, due 3/15/18                                     100,000          91,938
 7.125%, due 6/1/25                                     100,000         113,254
Federated Department Stores, Inc.
 6.30%, due 4/1/09                                      100,000         100,851
 6.625%, due 9/1/08                                     100,000         100,811
Genentech, Inc.
 4.75%, due 7/15/15                                     100,000          95,842
GlaxoSmithKline Capital, Inc.
 4.375%, due 4/15/14                                    200,000         189,320
Harrah's Operating Co., Inc.
 5.375%, due 12/15/13                                   100,000          80,399
 5.625%, due 6/1/15                                      50,000          38,750
Hillenbrand Industries, Inc.
 4.50%, due 6/15/09                                     130,000         129,610

 18   MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
-------------------------------------------------------------------------------
SERVICE (CONTINUED)
Historic TW, Inc.
 6.625%, due 5/15/29                                $   250,000   $     250,478
 6.95%, due 1/15/28                                     200,000         207,312
Johnson & Johnson
 5.55%, due 8/15/17                                     100,000         103,034
 6.95%, due 9/1/29                                      100,000         116,734
Kroger Co. (The)
 5.50%, due 2/1/13                                      250,000         250,792
 6.40%, due 8/15/17                                     100,000         104,040
Lowes Cos, Inc.
 6.65%, due 9/15/37                                     100,000         102,757
Lowe's Cos., Inc.
 6.875%, due 2/15/28                                    100,000         104,457
Marriott International, Inc./DE
 Series J
 5.625%, due 2/15/13                                     50,000          50,200
May Department Stores Co. (The)
 5.95%, due 11/1/08                                      50,000          50,045
 6.65%, due 7/15/24                                      50,000          46,658
 6.70%, due 9/15/28                                     100,000          91,128
McDonalds Corp.
 5.80%, due 10/15/17                                    160,000         161,560
McKesson Corp.
 5.70%, due 3/1/17                                       50,000          49,746
Merck & Co., Inc.
 4.75%, due 3/1/15                                      250,000         239,439
News America, Inc.
 5.30%, due 12/15/14                                    300,000         295,564
 6.40%, due 12/15/35                                    175,000         173,856
 7.25%, due 5/18/18                                     100,000         108,434
Oracle Corp.
 5.00%, due 1/15/11                                     200,000         200,228
 5.25%, due 1/15/16                                     100,000          98,425
Pfizer, Inc.
 4.65%, due 3/1/18                                      300,000         281,899
Quest Diagnostics, Inc.
 5.125%, due 11/1/10                                     50,000          50,074
 7.50%, due 7/12/11                                      50,000          53,543
R.R. Donnelley & Sons Co.
 5.50%, due 5/15/15                                     100,000          97,673
Republic Services, Inc.
 6.75%, due 8/15/11                                      50,000          52,408
Safeway, Inc.
 5.80%, due 8/15/12                                     200,000         203,616
 6.35%, due 8/15/17                                     100,000         103,522
Schering-Plough Corp.
 6.00%, due 9/15/17                                     250,000         254,276
 6.75%, due 12/1/33                                     100,000         106,951

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
SERVICE (CONTINUED)
Science Applications International Corp.
 6.25%, due 7/1/12                                  $   100,000   $     103,616
Target Corp.
 5.875%, due 3/1/12                                     250,000         257,506
 6.50%, due 10/15/37                                    150,000         151,973
Teva Pharmaceutical Finance LLC
 6.15%, due 2/1/36                                       50,000          49,218
Time Warner Cable, Inc
 6.55%, due 5/1/37 (a)                                  175,000         176,391
Time Warner, Inc.
 6.75%, due 4/15/11                                     250,000         260,135
 6.875%, due 5/1/12                                     175,000         184,441
 7.625%, due 4/15/31                                    375,000         417,234
Viacom, Inc.
 5.625%, due 8/15/12                                    350,000         350,910
 5.75%, due 4/30/11                                      50,000          50,483
 6.875%, due 4/30/36                                    250,000         253,673
Wal-Mart Stores, Inc.
 4.75%, due 8/15/10                                     150,000         150,051
 5.375%, due 4/5/17                                     350,000         348,322
 6.50%, due 8/15/37                                     350,000         368,089
 6.875%, due 8/10/09                                    250,000         258,958
Walt Disney Co. (The)
 Series B
 5.875%, due 12/15/17                                   125,000         128,835
 6.375%, due 3/1/12                                     250,000         262,796
Waste Management, Inc.
 5.00%, due 3/15/14                                      50,000          48,133
 7.125%, due 12/15/17                                   100,000         106,322
WellPoint, Inc.
 6.80%, due 8/1/12                                      100,000         106,178
Wyeth
 5.50%, due 3/15/13                                     300,000         302,314
 6.00%, due 2/15/36                                     200,000         198,097
 6.45%, due 2/1/24                                      100,000         103,878
Wyndham Worldwide Corp.
 6.00%, due 12/1/16                                      50,000          48,905
Xerox Corp.
 6.40%, due 3/15/16                                     160,000         163,944
Yum! Brands, Inc.
 6.25%, due 3/15/18                                     130,000         130,299
                                                                  -------------
                                                                     13,824,897
                                                                  -------------
TELECOM (1.0%)
ALLTEL Corp.
 7.00%, due 7/1/12                                      250,000         225,625
BellSouth Corp.
 5.20%, due 9/15/14                                     100,000          98,583
 6.00%, due 11/15/34                                    100,000          98,577
 6.875%, due 10/15/31                                   250,000         270,634

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    19

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
-------------------------------------------------------------------------------
TELECOM (CONTINUED)
CenturyTel, Inc.
 Series F
 6.30%, due 1/15/08                                 $   100,000   $     100,089
 Series H
 8.375%, due 10/15/10                                   100,000         108,251
Cingular Wireless LLC
 6.50%, due 12/15/11                                    100,000         104,893
Embarq Corp.
 7.995%, due 6/1/36                                     200,000         214,597
Harris Corp.
 5.00%, due 10/1/15                                      50,000          46,721
New Cingular Wireless Services, Inc.
 8.125%, due 5/1/12                                     100,000         111,525
 8.75%, due 3/1/31                                      100,000         129,307
SBC Communications, Inc.
 5.10%, due 9/15/14                                     700,000         687,298
 5.875%, due 2/1/12                                     100,000         102,943
 6.15%, due 9/15/34                                     250,000         252,677
Sprint Capital Corp.
 6.875%, due 11/15/28                                   300,000         287,384
 7.625%, due 1/30/11                                    100,000         105,627
 8.375%, due 3/15/12                                    500,000         546,077
 8.75%, due 3/15/32                                     100,000         114,026
Verizon Communications, Inc.
 6.25%, due 4/1/37                                       65,000          67,246
Verizon Global Funding Corp.
 5.85%, due 9/15/35                                     200,000         196,530
 7.75%, due 12/1/30                                     350,000         412,325
Verizon Pennsylvania, Inc.
 Series A
 5.65%, due 11/15/11                                    250,000         253,928
                                                                  -------------
                                                                      4,534,863
                                                                  -------------
TRANSPORTATION (0.4%)
Burlington Northern Santa Fe Corp.
 6.15%, due 5/1/37                                       75,000          74,094
 6.20%, due 8/15/36                                      50,000          49,399
 6.75%, due 7/15/11                                     100,000         105,464
 7.125%, due 12/15/10                                   100,000         105,707
CSX Corp.
 6.30%, due 3/15/12                                     100,000         103,252
CSX Transportation, Inc.
 7.875%, due 5/15/43                                    100,000         115,725
Norfolk Southern Corp.
 6.00%, due 4/30/08                                     100,000         100,553
 7.05%, due 5/1/37                                      100,000         110,598
 7.25%, due 2/15/31                                     100,000         112,128
Southwest Airlines Co.
 5.25%, due 10/1/14                                      75,000          72,296

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
TRANSPORTATION (CONTINUED)
TTX Co.
 5.00%, due 4/1/12 (a)                              $   100,000   $     100,096
Union Pacific Corp.
 5.375%, due 5/1/14                                     250,000         247,374
 5.75%, due 11/15/17                                    100,000          99,123
 6.125%, due 1/15/12                                    100,000         102,402
 6.65%, due 1/15/11                                     100,000         103,967
 7.00%, due 2/1/16                                       50,000          53,933
                                                                  -------------
                                                                      1,656,111
                                                                  -------------
WATER (0.0%)++
American Water
 6.085%, due 10/15/17 (a)                               100,000         100,777
                                                                  -------------
Total Corporate Bonds
 (Cost $90,182,656)                                                  89,207,006
                                                                  -------------

FOREIGN BONDS (4.5%)
-------------------------------------------------------------------------------
BANKS (0.7%)
Abbey National PLC
 7.95%, due 10/26/29                                    100,000         120,054
Bank of Tokyo-Mitsubishi, Ltd. (The)
 8.40%, due 4/15/10                                     100,000         108,424
Deutsche Bank AG/London
 6.00%, due 9/1/17                                      175,000         179,019
HSBC Holdings PLC
 7.50%, due 7/15/09                                     250,000         259,288
International Bank of
 Reconstruction & Development
 (zero coupon), due 3/11/31                             504,000         147,422
Kreditanstalt fuer Wiederaufbau
 3.375%, due 1/23/08                                    550,000         547,847
 Series G
 4.875%, due 1/17/17                                  1,000,000       1,002,578
Landwirtschaftliche Rentenbank
 Series 5
 3.25%, due 6/16/08                                     250,000         248,018
Royal Bank of Canada
 5.65%, due 7/20/11                                     150,000         153,955
Royal Bank of Scotland Group PLC
 5.00%, due 11/12/13                                    100,000         101,086
 5.05%, due 1/8/15                                      100,000          96,905
Svensk Exportkredit AB
 5.125%, due 3/1/17                                     200,000         201,252
UFJ Finance Aruba AEC
 6.75%, due 7/15/13                                     100,000         105,384
Westpac Banking Corp.
 4.625%, due 6/1/18                                      50,000          46,716
                                                                  -------------
                                                                      3,317,948
                                                                  -------------

 20   MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
FOREIGN BONDS (CONTINUED)
-------------------------------------------------------------------------------
CONSUMER (0.1%)
Diageo Capital PLC
 3.375%, due 3/20/08                                $   250,000   $     248,313
 5.125%, due 1/30/12                                    100,000          99,476
 5.875%, due 9/30/36                                    150,000         142,158
                                                                  -------------
                                                                        489,947
                                                                  -------------
ELECTRIC (0.0%)++
Scottish Power PLC
 5.375%, due 3/15/15                                    100,000          98,538
                                                                  -------------
ENERGY (0.2%)
Apache Finance Canada Corp.
 4.375%, due 5/15/15                                    100,000          93,746
Canadian Natural Resources, Ltd.
 5.45%, due 10/1/12                                     100,000         100,584
 5.85%, due 2/1/35                                      105,000          98,899
 6.50%, due 2/15/37                                      75,000          76,802
EnCana Corp.
 6.50%, due 8/15/34                                      85,000          88,895
Norsk Hydro ASA
 7.75%, due 6/15/23                                     125,000         149,254
Talisman Energy, Inc.
 6.25%, due 2/1/38                                       55,000          53,552
Transocean, Inc.
 7.375%, due 4/15/18                                    100,000         111,029
                                                                  -------------
                                                                        772,761
                                                                  -------------
FINANCE--OTHER (0.1%)
Banque Paribas/New York
 6.875%, due 3/1/09                                     310,000         317,754
                                                                  -------------

FOREIGN SOVEREIGN (1.1%)
Canadian Government
 5.25%, due 11/5/08                                     500,000         504,514
Malaysian Government
 7.50%, due 7/15/11                                     100,000         108,566
Republic of Chile
 5.50%, due 1/15/13                                     100,000         101,570
Republic of Colombia
 7.375%, due 1/27/17                                    500,000         551,750
Republic of Italy
 5.625%, due 6/15/12                                    750,000         779,617
 6.875%, due 9/27/23                                    750,000         871,535
Republic of Korea
 8.875%, due 4/15/08                                    250,000         253,537
Republic of Poland
 5.25%, due 1/15/14                                     100,000         101,284
Republic of South Africa
 7.375%, due 4/25/12                                    100,000         109,000

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
FOREIGN SOVEREIGN (CONTINUED)
United Mexican States
 Series A
 5.875%, due 1/15/14                                $   750,000   $     783,000
 6.375%, due 1/16/13                                    550,000         584,925
 6.75%, due 9/27/34                                     150,000         167,775
 7.50%, due 1/14/12                                     250,000         275,000
                                                                  -------------
                                                                      5,192,073
                                                                  -------------
GAS (0.0%)++
 Weatherford International, Inc.
 4.95%, due 10/15/13                                    100,000          95,925
                                                                  -------------
INDEPENDENT (0.2%)
CIT Group Co. of Canada
 5.20%, due 6/1/15                                      300,000         268,783
ConocoPhilips Canada Funding Co.
 5.625%, due 10/15/16                                   250,000         254,472
Rio Tinto Finance USA, Ltd.
 2.625%, due 9/30/08                                    250,000         244,964
                                                                  -------------
                                                                        768,219
                                                                  -------------
INSURANCE (0.0%)++
Axa S.A.
 8.60%, due 12/15/30                                    105,000         131,353
XL Capital, Ltd.
 5.25%, due 9/15/14                                      50,000          47,247
                                                                  -------------
                                                                        178,600
                                                                  -------------
MANUFACTURING (0.3%)
Alcan, Inc.
 5.00%, due 6/1/15                                      100,000          96,184
BHP Billiton Finance USA, Ltd.
 4.80%, due 4/15/13                                     100,000          97,634
 5.25%, due 12/15/15                                    100,000          98,080
Celulosa Arauco y Constitucion S.A.
 5.625%, due 4/20/15                                     50,000          49,122
Falconbridge, Ltd.
 5.50%, due 6/15/17                                      50,000          48,549
Hanson PLC
 6.125%, due 8/15/16                                    100,000          99,028
Ingersoll-Rand Co.
 4.75%, due 5/15/15                                      50,000          47,017
Lafarge S.A.
 6.50%, due 7/15/16                                      50,000          51,502
 7.125%, due 7/15/36                                     50,000          51,340
Potash Corp. of Saskatchewan
 7.75%, due 5/31/11                                     140,000         151,430
Vale Overseas, Ltd.
 6.25%, due 1/23/17                                     400,000         404,446
                                                                  -------------
                                                                      1,194,332
                                                                  -------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    21

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
FOREIGN BONDS (CONTINUED)
-------------------------------------------------------------------------------
PHARMACEUTICALS (0.1%)
AstraZeneca PLC
 5.40%, due 9/15/12                                 $   100,000   $     100,962
 6.45%, due 9/15/37                                     350,000         368,803
                                                                  -------------
                                                                        469,765
                                                                  -------------
REGIONAL GOVERNMENT (0.7%)
Hydro Quebec
 Series JL
 6.30%, due 5/11/11                                     250,000         262,560
Korea Development Bank
 4.25%, due 11/13/07                                    100,000         100,000
Province of British Columbia
 5.375%, due 10/29/08                                   250,000         252,019
Province of Manitoba
 5.50%, due 10/1/08                                     250,000         252,415
Province of Ontario
 4.95%, due 11/28/16                                    750,000         746,243
Province of Quebec
 4.60%, due 5/26/15                                   1,000,000         975,724
 5.125%, due 11/14/16                                   260,000         262,165
 Series NJ
 7.50%, due 7/15/23                                     302,000         368,227
                                                                  -------------
                                                                      3,219,353
                                                                  -------------
SERVICE (0.1%)
Thomson Corp. (The)
 5.70%, due 10/1/14                                      50,000          49,943
 6.20%, due 1/5/12                                      100,000         103,196
Waste Management, Inc.
 7.75%, due 5/15/32                                      75,000          86,417
                                                                  -------------
                                                                        239,556
                                                                  -------------
TELECOM (0.9%)
America Movil S.A. de C.V.
 5.75%, due 1/15/15                                     125,000         125,625
British Telecommunications PLC
 8.625%, due 12/15/10                                   200,000         220,034
 9.125%, due 12/15/30                                   100,000         135,231
Deutsche Telekom International
 Finance B.V.
 5.25%, due 7/22/13                                     100,000          99,316
 5.75%, due 3/23/16                                     200,000         200,526
 8.00%, due 6/15/10                                     350,000         375,297
 9.25%, due 6/1/32                                      100,000         136,492
France Telecom S.A.
 8.50%, due 3/1/31                                      250,000         327,586
Koninklijke (Royal) KPN N.V.
 8.00%, due 10/1/10                                     100,000         107,652

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
TELECOM (CONTINUED)
Telecom Italia Capital S.A.
 4.875%, due 10/1/10                                $   300,000   $     298,112
 4.95%, due 9/30/14                                     150,000         143,571
 6.00%, due 9/30/34                                     100,000          95,779
 6.375%, due 11/15/33                                   100,000          99,582
Telefonica Emisones SAU
 7.045%, due 6/20/36                                    100,000         109,840
Telefonica Europe B.V.
 7.75%, due 9/15/10                                     250,000         267,689
 8.25%, due 9/15/30                                     100,000         122,770
Telefonos de Mexico S.A. de C.V.
 4.50%, due 11/19/08                                    100,000          99,200
Vodafone Group PLC
 6.15%, due 2/27/37                                      75,000          73,614
 7.75%, due 2/15/10                                     850,000         898,906
 7.875%, due 2/15/30                                    100,000         117,262
                                                                  -------------
                                                                      4,054,084
                                                                  -------------
TRANSPORTATION (0.0%)++
Canadian National Railway Co.
 6.20%, due 6/1/36                                      100,000         100,021
 6.375%, due 11/15/37                                    60,000          62,022
                                                                  -------------
                                                                        162,043
                                                                  -------------
Total Foreign Bonds
 (Cost $20,354,993)                                                  20,570,898
                                                                  -------------

MORTGAGE-BACKED SECURITIES (0.3%)
-------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (0.3%)
Bear Stearns Commercial
 Mortgage Securities
 Series 2006-PW13, Class A3
 5.518%, due 9/11/41                                    500,000         498,575
Merrill Lynch/Countrywide Commercial Mortgage
 Trust
 Series 2006-3, Class A4
 5.414%, due 7/12/46 (b)                                500,000         492,480
Morgan Stanley Capital I
 Series 2007-IQ14, Class AAB
 5.654%, due 4/15/49 (b)                                500,000         498,724
                                                                  -------------
Total Mortgage-Backed Securities
 (Cost $1,499,027)                                                    1,489,779
                                                                  -------------

U.S. GOVERNMENT & FEDERAL AGENCIES (72.8%)
-------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK (1.1%)
 4.875%, due 5/14/10                                  5,000,000       5,058,465
                                                                  -------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (4.2%)
V    4.00%, due 12/15/09                             10,750,000      10,677,846

 22   MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
-------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (CONTINUED)
 4.125%, due 7/12/10                                $ 1,085,000   $   1,077,818
 4.50%, due 7/15/13                                   1,000,000         988,871
 4.50%, due 1/15/15                                   2,000,000       1,960,304
 4.875%, due 2/9/10                                   1,500,000       1,516,838
 5.00%, due 7/15/14                                   1,000,000       1,013,607
 5.50%, due 9/25/13                                     250,000         251,409
 6.25%, due 7/15/32                                   1,500,000       1,712,967
                                                                  -------------
                                                                     19,199,660
                                                                  -------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
 (MORTGAGE PASS-THROUGH SECURITIES) (14.7%)
 4.00%, due 8/1/20                                    2,646,497       2,493,418
V    4.50%, due 4/1/20                                9,078,848       8,791,044
 4.50%, due 11/1/20                                     123,258         119,230
 4.50%, due 8/1/33                                      362,740         338,530
 4.50%, due 6/1/34                                      470,870         439,117
 4.50%, due 5/1/35                                      852,982         794,880
 4.50%, due 6/1/35                                      857,921         799,484
 4.50%, due 8/1/35                                      861,195         802,534
 5.00%, due 5/1/18                                    4,334,065       4,284,194
 5.00%, due 6/1/18                                    2,041,699       2,018,206
 5.00%, due 11/1/21                                     440,399         433,934
 5.00%, due 5/1/22                                    1,643,533       1,619,168
 5.00%, due 10/1/22                                     156,465         154,146
 5.00%, due 10/1/36                                     230,120         220,913
V    5.00%, due 6/1/37                               17,399,082      16,699,823
 5.50%, due 2/1/18                                      562,468         565,666
 5.50%, due 8/1/21                                      816,055         817,345
 5.50%, due 1/1/22                                      970,847         972,382
 5.50%, due 9/1/36                                       56,860          55,982
 5.50%, due 10/1/36                                   2,317,514       2,281,723
 5.50%, due 4/1/37                                    2,359,505       2,322,928
 5.50%, due 6/1/37                                    1,966,276       1,935,795
 5.50%, due 7/1/37                                    2,500,004       2,461,249
 5.50%, due 8/1/37                                    2,993,455       2,947,050
 6.00%, due 8/1/17                                      468,118         476,903
 6.00%, due 6/1/21                                      814,335         828,077
 6.00%, due 9/1/21                                      428,147         435,371
 6.00%, due 7/1/37                                      998,152       1,004,637
 6.00%, due 9/1/37                                    2,000,000       2,012,992
 6.00%, due 11/1/37 TBA (d)                           3,000,000       3,018,750
 6.50%, due 4/1/11                                        3,751           3,831
 6.50%, due 5/1/11                                        4,332           4,440
 6.50%, due 10/1/11                                       2,711           2,776
 6.50%, due 6/1/14                                       23,995          24,678
 6.50%, due 4/1/17                                       21,327          21,922
 6.50%, due 5/1/17                                       41,361          42,459
 6.50%, due 12/1/24                                      69,776          71,796
 6.50%, due 11/1/25                                      52,674          54,354

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
FEDERAL HOME LOAN MORTGAGE CORPORATION
 (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
 6.50%, due 5/1/26                                  $     5,221   $       5,388
 6.50%, due 3/1/27                                       15,314          15,849
 6.50%, due 5/1/31                                       30,821          31,772
 6.50%, due 8/1/31                                       25,100          25,875
 6.50%, due 1/1/32                                      141,157         145,516
 6.50%, due 3/1/32                                      132,529         136,545
 6.50%, due 4/1/32                                       42,533          43,814
 6.50%, due 7/1/32                                       35,692          36,768
 6.50%, due 1/1/34                                      237,394         243,878
 6.50%, due 8/1/36                                    1,000,001       1,024,362
 6.50%, due 1/1/37                                    1,748,820       1,791,423
 7.00%, due 6/1/11                                        5,575           5,730
 7.00%, due 11/1/11                                       2,149           2,214
 7.00%, due 4/1/26                                       13,491          14,110
 7.00%, due 7/1/26                                        1,421           1,486
 7.00%, due 12/1/27                                      24,400          25,522
 7.00%, due 1/1/30                                       10,395          10,875
 7.00%, due 3/1/31                                       58,996          61,616
 7.00%, due 10/1/31                                      28,632          29,904
 7.00%, due 3/1/32                                      108,295         113,105
 7.00%, due 9/1/33                                      409,474         426,735
 7.00%, due 11/1/36                                     348,158         361,337
 7.50%, due 1/1/16                                       12,711          13,231
 7.50%, due 1/1/26                                        3,703           3,922
 7.50%, due 11/1/26                                       1,246           1,320
 7.50%, due 3/1/27                                        1,599           1,692
 7.50%, due 2/1/30                                        3,251           3,433
 7.50%, due 2/1/32                                       66,016          69,638
 8.00%, due 7/1/26                                        7,289           7,733
                                                                  -------------
                                                                     67,026,520
                                                                  -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (4.4%)
 4.625%, due 10/15/13                                 2,000,000       1,987,466
 4.875%, due 5/18/12                                  7,000,000       7,076,377
 5.00%, due 5/11/17 (c)                               5,250,000       5,272,969
 5.50%, due 3/15/11                                   5,000,000       5,160,920
 6.21%, due 8/6/38                                      475,000         546,580
                                                                  -------------
                                                                     20,044,312
                                                                  -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (19.6%)
 4.00%, due 3/1/22                                      487,812         459,848
 4.50%, due 1/1/20                                      964,691         934,810
 4.50%, due 12/1/20                                     238,203         230,496
 4.50%, due 10/1/36                                     495,911         462,191
 5.00%, due 3/1/21                                       47,112          46,390
 5.00%, due 6/1/22                                    1,347,169       1,326,355
V    5.00%, due 5/1/37                                8,325,151       7,990,569
 5.00%, due 12/1/37 TBA (d)                           6,500,000       6,233,903
 5.50%, due 8/1/17                                       74,214          74,610
 5.50%, due 7/1/22                                    1,769,338       1,772,411

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    23

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
-------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
 5.50%, due 2/1/35                                  $    23,923   $      23,600
 5.50%, due 5/1/35                                      662,597         653,642
 5.50%, due 6/1/35                                      431,339         425,510
 5.50%, due 7/1/35                                    2,049,646       2,021,947
 5.50%, due 8/1/35                                    1,139,945       1,124,539
 5.50%, due 9/1/35                                      792,817         782,103
 5.50%, due 11/1/35                                   4,139,256       4,083,319
 5.50%, due 12/1/35                                   3,445,473       3,398,911
 5.50%, due 1/1/36                                      813,906         802,907
 5.50%, due 2/1/36                                      810,511         799,558
 5.50%, due 4/1/36                                    1,556,236       1,534,552
 5.50%, due 5/1/36                                    4,637,816       4,570,707
 5.50%, due 6/1/36                                    4,136,988       4,077,126
 5.50%, due 7/1/36                                      433,341         427,070
 5.50%, due 10/1/36                                   1,382,063       1,362,065
 5.50%, due 12/1/36                                   1,900,703       1,873,200
 5.50%, due 1/1/37                                    2,948,619       2,905,953
 5.50%, due 2/1/37                                    2,407,227       2,372,168
 5.50%, due 4/1/37                                      974,478         960,285
 5.50%, due 11/1/37 TBA (d)                           1,000,000         985,312
 6.00%, due 6/1/16                                       96,385          98,252
 6.00%, due 7/1/16                                       36,882          37,596
 6.00%, due 9/1/16                                       53,465          54,500
 6.00%, due 9/1/17                                       55,605          56,684
 6.00%, due 1/1/36                                       35,399          35,698
V    6.00%, due 7/1/36                                8,460,849       8,524,761
 6.00%, due 8/1/36                                    1,154,564       1,163,285
 6.00%, due 9/1/36                                    1,236,171       1,245,509
 6.00%, due 10/1/36                                   1,263,620       1,273,165
 6.00%, due 11/1/36                                     871,454         878,037
 6.00%, due 4/1/37                                    2,873,612       2,895,201
 6.00%, due 6/1/37                                      990,301         997,663
V    6.00%, due 7/1/37                                7,939,973       7,998,995
 6.00%, due 8/1/37                                      990,602         997,966
 6.50%, due 3/1/11                                          368             375
 6.50%, due 4/1/11                                        3,842           3,920
 6.50%, due 6/1/11                                          424             433
 6.50%, due 9/1/11                                        8,445           8,642
 6.50%, due 10/1/11                                      44,887          45,934
 6.50%, due 11/1/11                                       5,247           5,372
 6.50%, due 6/1/15                                       97,177          99,918
 6.50%, due 4/1/27                                       14,274          14,762
 6.50%, due 2/1/28                                       19,050          19,701
 6.50%, due 7/1/32                                       19,923          20,506
 6.50%, due 8/1/32                                      356,103         366,523
 6.50%, due 9/1/32                                        4,123           4,244
 6.50%, due 1/1/35                                      674,531         690,874

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
 6.50%, due 8/1/35                                  $   493,053   $     504,999
 6.50%, due 9/1/35                                       28,296          28,982
 6.50%, due 3/1/36                                      269,589         275,966
 6.50%, due 4/1/36                                    1,198,136       1,226,479
 6.50%, due 7/1/36                                    1,216,422       1,245,197
 6.50%, due 8/1/36                                      441,584         452,030
 6.50%, due 9/1/36                                      857,667         877,956
 6.50%, due 11/1/36                                     470,718         481,853
 6.50%, due 11/1/37 TBA (d)                           1,000,000       1,023,438
 7.00%, due 2/1/09                                       14,983          15,046
 7.00%, due 5/1/11                                        1,899           1,957
 7.00%, due 6/1/11                                        5,092           5,237
 7.00%, due 10/1/11                                         326             336
 7.00%, due 11/1/11                                      11,346          11,708
 7.00%, due 10/1/37                                      46,199          47,914
 7.00%, due 11/1/37 TBA (d)                             450,000         466,594
 7.50%, due 7/1/30                                       10,662          11,286
 7.50%, due 7/1/31                                       58,302          61,663
 7.50%, due 8/1/31                                          769             813
 8.00%, due 8/1/10                                          600             614
 8.00%, due 9/1/11                                        1,423           1,465
 8.00%, due 11/1/11                                       5,187           5,377
 8.00%, due 1/1/25                                          245             260
 8.00%, due 6/1/25                                          423             448
 8.00%, due 9/1/25                                        1,606           1,701
 8.00%, due 2/1/26                                        1,157           1,225
 8.00%, due 9/1/26                                        9,860          10,447
 8.00%, due 10/1/26                                       1,729           1,832
 8.00%, due 11/1/26                                       2,955           3,130
 8.00%, due 4/1/27                                        4,193           4,444
 8.00%, due 6/1/27                                       21,476          22,759
 8.00%, due 12/1/27                                       9,272           9,647
 8.00%, due 1/1/28                                       33,704          35,718
                                                                  -------------
                                                                     89,093,094
                                                                  -------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (3.6%)
 5.00%, due 4/20/33                                     339,619         326,897
 5.00%, due 8/15/33                                     492,703         478,863
 5.00%, due 2/15/36                                     536,866         521,096
 5.00%, due 4/15/36                                     906,220         879,600
 5.00%, due 6/20/36                                     926,933         891,019
 5.50%, due 7/15/34                                     485,522         482,926
 5.50%, due 7/20/34                                     320,055         316,725
 5.50%, due 4/15/35                                     700,865         696,906
 5.50%, due 9/15/35                                     794,953         790,463
 5.50%, due 10/15/35                                    832,886         828,181
 5.50%, due 12/20/35                                    856,831         847,442
 5.50%, due 5/15/36                                     880,967         875,605
 5.50%, due 1/15/37                                     475,516         472,634

 24   MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
-------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
 5.50%, due 4/15/37                                 $   493,671   $     490,679
 6.00%, due 3/20/29                                      82,327          83,442
 6.00%, due 1/15/32                                     114,098         115,803
 6.00%, due 12/15/32                                     79,251          80,435
 6.00%, due 2/15/34                                     385,874         391,258
 6.00%, due 1/20/35                                     269,838         272,677
 6.00%, due 6/15/35                                     361,994         366,820
 6.00%, due 9/15/35                                     464,141         470,330
 6.00%, due 5/15/36                                     807,220         817,461
 6.00%, due 9/15/36                                     495,815         502,105
 6.00%, due 10/15/36                                    898,472         909,871
 6.00%, due 5/15/37                                     498,002         504,321
 6.00%, due 6/15/37                                     500,001         506,608
 6.50%, due 3/20/31                                      57,578          59,339
 6.50%, due 1/15/32                                      75,654          78,015
 6.50%, due 6/15/35                                       5,245           5,399
 6.50%, due 12/15/35                                    417,340         429,554
 6.50%, due 1/15/36                                     830,924         854,960
 6.50%, due 9/15/36                                     480,337         494,231
 7.00%, due 11/15/11                                     11,309          11,542
 7.00%, due 2/15/26                                       6,046           6,377
 7.00%, due 4/15/26                                       2,255           2,378
 7.00%, due 6/15/29                                         642             676
 7.00%, due 12/15/29                                      7,872           8,295
 7.00%, due 5/15/31                                       2,842           2,992
 7.00%, due 8/15/31                                      36,267          38,175
 7.00%, due 8/20/31                                      67,313          70,643
 7.00%, due 8/15/32                                     112,260         118,183
 7.50%, due 1/15/09                                         167             171
 7.50%, due 9/15/11                                      27,632          28,462
 7.50%, due 3/15/26                                       5,591           5,920
 7.50%, due 10/15/26                                     11,340          12,008
 7.50%, due 11/15/26                                      1,500           1,589
 7.50%, due 1/15/30                                      16,351          17,293
 7.50%, due 10/15/30                                     12,044          12,738
 7.50%, due 3/15/32                                      55,544          58,747
 8.00%, due 6/15/26                                         440             469
 8.00%, due 9/15/26                                       1,785           1,899
 8.00%, due 10/15/26                                        643             684
 8.00%, due 11/15/26                                      2,402           2,552
 8.00%, due 5/15/27                                         672             715
 8.00%, due 7/15/27                                       1,419           1,509
 8.00%, due 9/15/27                                         852             906
 8.00%, due 11/15/30                                     52,262          55,633
 8.50%, due 7/15/26                                       1,301           1,403
 8.50%, due 11/15/26                                      6,663           7,188
                                                                  -------------
                                                                     16,310,812
                                                                  -------------

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
UNITED STATES TREASURY BONDS (4.4%)
 4.75%, due 2/15/37 (c)                             $ 6,170,000   $   6,166,625
 5.375%, due 2/15/31                                  1,007,000       1,091,022
 6.125%, due 8/15/29 (c)                              3,000,000       3,539,532
 6.25%, due 8/15/23                                   2,600,000       3,017,625
 6.75%, due 8/15/26                                   1,000,000       1,239,297
 7.50%, due 11/15/16                                    403,000         492,668
 8.75%, due 5/15/17                                     252,000         334,058
 8.875%, due 2/15/19                                  2,802,000       3,838,521
 9.875%, due 11/15/15                                   302,000         413,221
                                                                  -------------
                                                                     20,132,569
                                                                  -------------
UNITED STATES TREASURY NOTES (20.8%)
 3.375%, due 10/15/09                                   220,000         217,714
 3.875%, due 5/15/09                                  1,750,000       1,747,676
 3.875%, due 10/31/09                                 2,000,000       1,988,594
V    4.25%, due 10/15/10 (c)                         22,500,000      22,681,058
 4.50%, due 2/15/09 (c)                               7,230,000       7,274,624
 4.50%, due 3/31/12                                   1,700,000       1,726,030
 4.625%, due 12/31/11                                 2,050,000       2,091,480
V    4.625%, due 7/31/12 (c)                          7,800,000       7,958,434
 4.75%, due 2/28/09                                   6,000,000       6,058,128
V    4.75%, due 5/31/12 (c)                          11,915,000      12,224,981
 4.75%, due 5/15/14                                   4,600,000       4,727,576
V    4.75%, due 8/15/17 (c)                          16,640,000      17,006,596
 4.875%, due 1/31/09                                  2,195,000       2,217,808
 4.875%, due 5/15/09                                  3,250,000       3,293,417
 4.875%, due 6/30/12                                  3,500,000       3,608,007
                                                                  -------------
                                                                     94,822,123
                                                                  -------------
Total U.S. Government & Federal Agencies
 (Cost $328,821,613)                                                331,687,555
                                                                  -------------

YANKEE BONDS (0.6%)(E)
-------------------------------------------------------------------------------
BANKS (0.2%)
HSBC Bank PLC
 6.95%, due 3/15/11                                     200,000         211,835
Inter-American Development Bank
 6.80%, due 10/15/25                                    604,000         701,211
Santander Financial Issuances
 6.375%, due 2/15/11                                    100,000         103,368
                                                                  -------------
                                                                      1,016,414
                                                                  -------------
CONSUMER (0.1%)
Molson Coors Capital Finance ULC
 4.85%, due 9/22/10                                     250,000         248,272
                                                                  -------------

ELECTRIC (0.0%)++
United Utilities PLC
 5.375%, due 2/1/19                                     100,000          94,007
                                                                  -------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    25

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
YANKEE BONDS (CONTINUED)
-------------------------------------------------------------------------------
ENERGY (0.2%)
EnCana Corp.
 4.75%, due 10/15/13                                $   100,000   $      96,882
 6.30%, due 11/1/11                                     100,000         103,836
Nexen, Inc.
 5.20%, due 3/10/15                                     180,000         172,882
Petro-Canada
 4.00%, due 7/15/13                                     100,000          92,981
Talisman Energy, Inc.
 5.125%, due 5/15/15                                     50,000          47,674
TransCanada Pipelines, Ltd.
 4.00%, due 6/15/13                                     100,000          93,208
 5.85%, due 3/15/36                                     100,000          95,885
                                                                  -------------
                                                                        703,348
                                                                  -------------
MANUFACTURING (0.1%)
Alcan, Inc.
 5.75%, due 6/1/35                                       50,000          46,917
 6.45%, due 3/15/11                                     100,000         104,573
Inco, Ltd.
 5.70%, due 10/15/15                                    100,000          97,924
Teck Cominco, Ltd.
 5.375%, due 10/1/15                                    100,000          97,707
Xstrata Canada Corp.
 8.375%, due 2/15/11                                     75,000          81,700
                                                                  -------------
                                                                        428,821
                                                                  -------------
TELECOM (0.0%)++
TELUS Corp.
 8.00%, due 6/1/11                                      100,000         108,467
                                                                  -------------
TRANSPORTATION (0.0%)++
Canadian National Railway Co.
 6.375%, due 10/15/11                                   100,000         104,457
Canadian Pacific Railway Co.
 6.25%, due 10/15/11                                    125,000         128,895
                                                                  -------------
                                                                        233,352
                                                                  -------------
Total Yankee Bonds
 (Cost $2,802,186)                                                    2,832,681
                                                                  -------------
Total Long-Term Bonds
 (Cost $447,042,051)                                                449,115,834
                                                                  -------------

                                                         SHARES           VALUE
SHORT-TERM INVESTMENTS (17.1%)
-------------------------------------------------------------------------------
INVESTMENT COMPANY (15.3%)
State Street Navigator Securities Lending Prime
 Portfolio (f)                                       69,875,330   $  69,875,330
                                                                  -------------
Total Investment Company
 (Cost $69,875,330)                                                  69,875,330
                                                                  -------------
                                                      PRINCIPAL
                                                         AMOUNT
U.S. GOVERNMENT & FEDERAL AGENCIES (1.8%)
Federal Home Loan Bank (Discount Note)
 4.40%, due 11/1/07                                 $ 7,730,000       7,730,000
                                                                  -------------
United States Treasury Bill
 3.18%, due 11/15/07                                    300,000         299,603
                                                                  -------------
Total U.S. Government & Federal Agencies
 (Cost $8,029,442)                                                    8,029,603
                                                                  -------------
Total Short-Term Investments
 (Cost $77,904,772)                                                  77,904,933
                                                                  -------------
Total Investments
 (Cost $524,946,823)                                      115.7%    527,020,767(h)
Liabilities in Excess of
 Cash and Other Assets                                    (15.7)    (71,370,018)
                                                    -----------   -------------
Net Assets                                                100.0%  $ 455,650,749
                                                    ===========   =============

 26   MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

++   Less than one-tenth of a percent.
+++  All of the Fund's assets are maintained to cover "senior securities transactions" which may include, but are not limited to, forwards, TBA's, options and futures. These securities are marked-to-market daily against the value of the Fund's "senior securities" holdings to ensure proper coverage for these transactions.
(a)  May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(b)  Floating rate. Rate shown is the rate in effect at October 31, 2007.
(c)  Represents a security, or a portion thereof, which is out on loan. The aggregate market value of such securities is $68,406,692; cash collateral of $69,875,330 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(d)  TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities at October 31, 2007 is $11,727,997.
(e)  Yankee Bond--dollar-denominated bond issued in the United States by a foreign bank or corporation.
(f)  Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(g)  Sub-prime mortgage investment. The total market value of these securities at October 31, 2007 is $2,768,066, which represents 0.6% of the Fund's net assets.
(h)  At October 31, 2007, cost is $525,079,544 for federal income tax purposes and net unrealized appreciation is as follows:

      Gross unrealized appreciation                 $ 4,628,636
      Gross unrealized depreciation                  (2,687,413)
                                                    -----------
      Net unrealized appreciation                   $ 1,941,223
                                                    ===========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    27

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2007

ASSETS:
Investment in securities, at value (identified
  cost $524,946,823) including $68,406,692
  market value of securities loaned             $527,020,767
Cash                                                  48,773
Receivables:
  Investment securities sold                       7,344,836
  Dividends and interest                           4,391,001
  Fund shares sold                                 1,434,970
Other assets                                          11,371
                                                -------------
    Total assets                                 540,251,718
                                                -------------
LIABILITIES:
Securities lending collateral                     69,875,330
Payables:
  Investment securities purchased                 12,882,529
  Fund shares redeemed                             1,482,951
  Transfer agent (See Note 3)                         99,064
  Manager (See Note 3)                                78,157
  Shareholder communication                           68,389
  Custodian                                           36,216
  Professional fees                                   34,772
  NYLIFE Distributors (See Note 3)                    12,828
  Directors                                            3,322
Accrued expenses                                       6,600
Dividend payable                                      20,811
                                                -------------
    Total liabilities                             84,600,969
                                                -------------
Net assets                                      $455,650,749
                                                =============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  500 million shares authorized                 $     42,581
Additional paid-in capital                       460,489,176
                                                -------------
                                                 460,531,757
Accumulated distributions in excess of net
  investment income                                   (3,302)
Accumulated net realized loss on investments
  and futures transactions                        (6,951,650)
Net unrealized appreciation on investments         2,073,944
                                                -------------
Net assets                                      $455,650,749
                                                =============
CLASS A
Net assets applicable to outstanding shares     $ 57,603,875
                                                =============
Shares of capital stock outstanding                5,384,810
                                                =============
Net asset value per share outstanding           $      10.70
Maximum sales charge (3.00% of offering price)          0.33
                                                -------------
Maximum offering price per share outstanding    $      11.03
                                                =============
CLASS I
Net assets applicable to outstanding shares     $398,046,874
                                                =============
Shares of capital stock outstanding               37,196,102
                                                =============
Net asset value and offering price per share
  outstanding                                   $      10.70
                                                =============

 28   MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2007

INVESTMENT INCOME:
INCOME:
  Interest                                       $22,390,627
  Income from securities loaned--net                 361,231
                                                 ------------
    Total income                                  22,751,858
                                                 ------------
EXPENSES:
  Manager (See Note 3)                             1,520,720
  Transfer agent--Class A (See Note 3)               139,454
  Transfer agent--Class I (See Note 3)               380,819
  Distribution/Service--Class A (See Note 3)         136,132
  Custodian                                          127,122
  Professional fees                                   93,473
  Shareholder communication                           61,703
  Registration                                        36,402
  Directors                                           19,699
  Miscellaneous                                       11,345
                                                 ------------
    Total expenses before waiver                   2,526,869
  Expense waiver from Manager (See Note 3)          (443,798)
                                                 ------------
    Net expenses                                   2,083,071
                                                 ------------
Net investment income                             20,668,787
                                                 ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on:
  Security transactions                             (253,733)
  Futures transactions                                (5,671)
                                                 ------------
Net realized loss on investments and futures
  transactions                                      (259,404)
                                                 ------------
Net change in unrealized appreciation on
  investments                                      1,091,920
                                                 ------------
Net realized and unrealized gain on investments      832,516
                                                 ------------
Net increase in net assets resulting from
  operations                                     $21,501,303
                                                 ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    29

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2007 AND OCTOBER 31, 2006

                                              2007            2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income               $  20,668,787   $  15,555,138
 Net realized loss on investments
  and futures transactions                (259,404)     (4,447,372)
 Net change in unrealized
  appreciation (depreciation) on
  investments                            1,091,920       4,958,624
                                     -----------------------------
 Net increase in net assets
  resulting from operations             21,501,303      16,066,390
                                     -----------------------------

Dividends to shareholders:
 From net investment income:
   Class A                              (2,439,960)     (2,151,178)
   Class I                             (18,552,532)    (13,434,452)
                                     -----------------------------
 Total dividends to shareholders       (20,992,492)    (15,585,630)
                                     -----------------------------

Capital share transactions:
 Net proceeds from sale of shares      196,098,670     138,465,218
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends                          20,587,382      15,461,950
 Cost of shares redeemed              (141,743,927)   (103,655,207)
                                     -----------------------------
   Increase in net assets derived
    from capital share transactions     74,942,125      50,271,961
                                     -----------------------------
   Net increase in net assets           75,450,936      50,752,721

NET ASSETS:
Beginning of year                      380,199,813     329,447,092
                                     -----------------------------
End of year                          $ 455,650,749   $ 380,199,813
                                     =============================
Accumulated undistributed net
 investment income at end of year    $      (3,302)  $     109,034
                                     =============================

 30   MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     31

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                 CLASS A
                                            --------------------------------------------------
                                                                                   JANUARY 2,
                                                                                      2004*
                                                                                     THROUGH
                                                 YEAR ENDED OCTOBER 31,            OCTOBER 31,
                                             2007         2006         2005           2004
Net asset value at beginning of period      $ 10.69      $ 10.68      $ 11.07        $ 10.95
                                            -------      -------      -------      -----------
Net investment income                          0.47         0.44         0.36           0.33
Net realized and unrealized gain (loss) on
  investments                                  0.02         0.01        (0.32)          0.13
                                            -------      -------      -------      -----------
Total from investment operations               0.49         0.45         0.04           0.46
                                            -------      -------      -------      -----------
Less dividends:
  From net investment income                  (0.48)       (0.44)       (0.43)         (0.34)
                                            -------      -------      -------      -----------
Net asset value at end of period            $ 10.70      $ 10.69      $ 10.68        $ 11.07
                                            =======      =======      =======      ===========
Total investment return (b)                    4.66%        4.29%        0.39%          3.65%(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                        4.40%        4.10%        3.45%          3.16%+
  Net expenses                                 0.82%        0.82%        0.80%          0.78%+
  Expenses (before waiver/reimbursement)       0.93%        0.86%        0.98%          0.94%+
Portfolio turnover rate                         121%(d)      105%(d)      156%(d)        104%
Net assets at end of period (in 000's)      $57,604      $51,941      $64,351        $48,062

*    Commencement of operations.
+    Annualized.
(a)  Less than one cent per share.
(b)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  The portfolio turnover rate not including mortgage dollar rolls is 116%, 85% and 62% for the years ended October 31, 2007, October 31, 2006, and October 31, 2005, respectively.

 32   MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                               CLASS I
---------------------------------------------------------------------
                          YEAR ENDED OCTOBER 31,
       2007          2006          2005          2004          2003
     $  10.69      $  10.69      $  11.07      $  10.89      $  10.86
     --------      --------      --------      --------      --------
         0.51          0.48          0.40          0.34          0.39
         0.02          0.00(a)      (0.31)         0.19          0.04
     --------      --------      --------      --------      --------
         0.53          0.48          0.09          0.53          0.43
     --------      --------      --------      --------      --------
        (0.52)        (0.48)        (0.47)        (0.35)        (0.40)
     --------      --------      --------      --------      --------
     $  10.70      $  10.69      $  10.69      $  11.07      $  10.89
     ========      ========      ========      ========      ========
         5.07%         4.60%         0.82%         5.01%         3.97%
         4.79%         4.49%         3.79%         3.43%         3.39%
         0.43%         0.43%         0.46%         0.50%         0.50%
         0.53%         0.47%         0.64%         0.66%         0.68%
          121%(d)       105%(d)       156%(d)       104%          110%
     $398,047      $328,259      $265,096      $208,208      $184,051

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    33

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Indexed Bond Fund (the "Fund"), a diversified fund.

The Fund currently offers two classes of shares. Class I shares commenced on January 2, 1991 and Class A shares commenced on January 2, 2004. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class I shares are not subject to a sales charge. The two classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek to provide investment results that correspond to the total return performance of fixed income securities in the aggregate, as represented by the BIG Index.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, as defined in Note 3, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not a current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2007, the Fund did not hold securities that were valued in such a manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and includes gains and losses from repayments of principal on mortgage-backed securities. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-

 34   MainStay Indexed Bond Fund
term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B) on page
36) are allocated to separate classes of shares pro rata based upon their relative net assets value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

(H) MORTGAGE DOLLAR ROLLS. The Fund enters into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(I) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(J) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the

                                                    www.mainstayfunds.com     35
risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or "Manager") a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. NYLIM also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by the Manager directly, without a subadvisor.

The Fund is contractually obligated to pay NYLIM a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.35% on assets up to $1 billion and 0.30% on assets in excess of $1 billion.

Effective March 1, 2007, NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Class A, 0.82%; and Class I, 0.43%. This expense limitation may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. For the year ended October 31, 2007, the Manager earned fees from the Fund in the amount of $1,520,720 and waived its fees in the amount of $443,798.

As of October 31, 2007, the amounts of waived fees that are subject to possible recoupment by NYLIM, and the related expiration dates are as follows:

               OCTOBER 31
 2008*              2009             2010            TOTAL
$89,759         $123,157         $443,798         $656,714
----------------------------------------------------------

* The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

Prior to March 1, 2007, the Manager had an agreement in place under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses did not exceed 0.43% of the Fund's average daily net assets for its Class I shares. NYLIM also applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund.

State Street Bank & Trust Company ("SSBT"), One Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Class A shares, has adopted a distribution plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Class I shares are not subject to a distribution or service fee.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $3,219 for the year ended October 31, 2007. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A of $1,219 for the year ended October 31, 2007.

 36   MainStay Indexed Bond Fund

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the year ended October 31, 2007, amounted to $520,273.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts, effective March 1, 2007. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(F) CAPITAL. At October 31, 2007, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                                $     1,110       0.0*%
------------------------------------------------------------
Class I                                 51,564,439       13.0
------------------------------------------------------------

*   Less than one-tenth of a percent.

(G) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2007, these fees, which are included in professional fees shown on the Statement of Operations, were $21,482.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2007, the components of accumulated gain/(loss) on a tax basis were as follows:

            ACCUMULATED      OTHER        UNREALIZED        TOTAL
 ORDINARY     CAPITAL      TEMPORARY     APPRECIATION    ACCUMULATED
  INCOME    GAIN (LOSS)   DIFFERENCES   (DEPRECIATION)   GAIN (LOSS)
 $95,033    $(6,896,453)   $(20,811)     $ 1,941,223     $(4,881,008)
 -------------------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciations is primarily due to wash sale deferrals and amortization of premiums.

The other temporary difference is primarily due to distribution payable.

The following table discloses the current year reclassifications between accumulated undistributed net investment income, accumulated net realized loss on investments and additional paid-in capital, arising from permanent differences; net assets at October 31, 2007 are not affected.

  ACCUMULATED      ACCUMULATED
 UNDISTRIBUTED     NET REALIZED     ADDITIONAL
 NET INVESTMENT   GAIN (LOSS) ON     PAID-IN
 INCOME (LOSS)     INVESTMENTS       CAPITAL
    $211,369        $1,198,338     $ (1,409,707)
 ----------------------------------------------

The reclassifications for the Fund are primarily due to paydown gain (loss), mortgage dollar roll income adjustments, premium amortization adjustments and expiration of capital loss carryforwards.

At October 31, 2007, for federal income tax purposes, capital loss carryforwards of $6,896,453 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

           CAPITAL LOSS           CAPITAL LOSS
        AVAILABLE THROUGH       AMOUNTS (000'S)
               2008                 $ 1,793
               2009                     105
               2014                   4,691
               2015                     307
       -------------------------------------------
                                    $ 6,896
       -------------------------------------------

The Fund had $1,409,707 of capital loss carryforwards that expired.

The tax character of distributions paid during the years ended October 31, 2007 and October 31, 2006, shown in the Statement of Changes in Net Assets, was as follows:

                                        2007           2006
Distributions paid from:
  Ordinary Income               $20,992,492    $15,585,630
-----------------------------------------------------------

NOTE 5--CUSTODIAN:

SSBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds pay a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to

                                                    www.mainstayfunds.com     37
the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal funds Advances rate. There were no borrowings made or outstanding on the line of credit during the year ended October 31, 2007.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2007, purchases and sales of U.S. Government securities were $540,400 and $483,236, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $52,237 and $27,374, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS
(IN 000'S):

CLASS A                                   SHARES      AMOUNT
Year ended October 31, 2007:
Shares sold                               3,243      $ 34,573
Shares issued to shareholders in
  reinvestment of dividends:                212         2,252
Shares redeemed                           (2,930)     (31,144)
                                          -------------------
Net increase                                525      $  5,681
                                          ===================
Year ended October 31, 2006:
Shares sold                               2,256      $ 23,951
Shares issued to shareholders in
  reinvestment of dividends:                194         2,061
Shares redeemed                           (3,613)     (38,452)
                                          -------------------
Net decrease                              (1,163)    $(12,440)
                                          ===================

CLASS I                                      SHARES       AMOUNT
Year ended October 31, 2007:
Shares sold                                   15,160     $161,526
Shares issued to shareholders in
  reinvestment of dividends:                   1,724       18,335
Shares redeemed                              (10,389)    (110,600)
                                             --------------------
Net increase                                   6,495     $ 69,261
                                             ====================
Year ended October 31, 2006:
Shares sold                                   10,784     $114,514
Shares issued to shareholders in
  reinvestment of dividends:                   1,265       13,401
Shares redeemed                               (6,146)     (65,203)
                                             --------------------
Net increase                                   5,903     $ 62,712
                                             ====================

NOTE 9--NEW ACCOUNTING PRONOUNCEMENTS:

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation becomes effective for the Fund's 2008 fiscal year, and is to be applied to all open tax years as of the date of effectiveness. Based on Management's analysis, the determination has been made that the adoption of the interpretation on November 1, 2007, did not have an impact on the Fund's financial statements upon adoption. Management continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws, regulations and interpretations, thereof.

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

 38   MainStay Indexed Bond Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
Eclipse Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Indexed Bond Fund ("the Fund"), one of the funds constituting Eclipse Funds Inc., as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Indexed Bond Fund of Eclipse Funds Inc. as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 20, 2007

                                                    www.mainstayfunds.com     39

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The dividends paid by the Fund during the fiscal year ended October 31, 2007, should be multiplied by 95.9% to arrive at the amount eligible for qualified interest income.

In January 2008, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2007. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2007.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Funds' website at www.mainstayfunds.com; and (ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request by calling 1-800-MAINSTAY (1-800-624-6782); visiting the Funds' website at www.mainstayfunds.com; or on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.
SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE
Each Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov and may be available by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting of shareholders of Eclipse Funds Inc. (the "Company") was held on May 4, 2007 at the Parsippany, New Jersey offices of New York Life Investment Management LLC. The purpose of the meeting was to elect the following individuals to the Board of Directors of the Company:

  - Susan B. Kerley
  - Alan R. Latshaw
  - Peter Meenan
  - Richard H. Nolan, Jr.
  - Richard S. Trutanic
  - Roman L. Weil
  - John A. Weisser
  - Brian A. Murdock (Interested Director)

There are no other Directors of the Company.

No other business came before the special meeting. The proposal to elect Directors was passed by the shareholders of the Fund as shown below:

                                       VOTES
INDEXED BOND FUND     VOTES FOR      WITHHELD    ABSTENTIONS       TOTAL
Susan B. Kerley     16,985,781.161  674,825.964  20,368.000    17,680,975.125
-----------------------------------------------------------------------------
Alan R. Latshaw     17,660,607.125        0.000  20,368.000    17,680,975.125
-----------------------------------------------------------------------------
Peter Meenan        17,660,509.851       97.274  20,368.000    17,680,975.125
-----------------------------------------------------------------------------
Richard H. Nolan,
 Jr.                17,660.607.125        0.000  20,368.000    17,680,975.125
-----------------------------------------------------------------------------
Richard S.
 Trutanic           17,658,120.196    2,486.929  20,368.000    17,680,975.125
-----------------------------------------------------------------------------
Roman L. Weil       16,985,683.887  674,923.238  20,368.000    17,680,975.125
-----------------------------------------------------------------------------
John A. Weisser     17,660,607.125        0.000  20,368.000    17,680,975.125
-----------------------------------------------------------------------------
Brian A. Murdock    17,660,607.125        0.000  20,368.000    17,680,975.125
-----------------------------------------------------------------------------

This resulted in approval of the proposal.

 40   MainStay Indexed Bond Fund

DIRECTORS AND OFFICERS

The Directors oversee the Fund and the Manager. Pursuant to notice, a Special Meeting of Shareholders of the Company was held on May 4, 2007, at NYLIM's offices in Parsippany, New Jersey. The Directors listed below were elected to serve the Company effective June 7, 2007.

Each Director serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Director shall tender his or her resignation upon reaching age 72. A Director reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Director shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Directors. The business address of each Director and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Directors and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,                                       NUMBER OF FUNDS  OTHER
                          POSITION(S) HELD                                      IN FUND COMPLEX  DIRECTORSHIPS
        NAME AND          WITH THE COMPANY       PRINCIPAL OCCUPATION(S)        OVERSEEN BY      HELD BY
        DATE OF BIRTH     AND LENGTH OF SERVICE  DURING PAST FIVE YEARS         DIRECTOR         DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR*

        BRIAN A. MURDOCK  Indefinite; Director   Member of the Board of               73         Trustee, Eclipse Funds since
        3/14/56           since June 2007 and    Managers and President (since                   June 2007 (3 funds);
                          Chief Executive        2004) and Chief Executive                       Director, MainStay VP Series
                          Officer since 2006     Officer (since 2006), New                       Fund, Inc., since 2006 (24
                                                 York Life Investment                            portfolios); Director, ICAP
                                                 Management LLC and New York                     Funds, Inc., since 2006 (3
                                                 Life Investment Management                      funds); Trustee, The MainStay
                                                 Holdings LLC; Senior Vice                       Funds since 2006 (21 funds)
                                                 President, New York Life
                                                 Insurance Company (since
                                                 2004); Chairman of the Board
                                                 and President, NYLIFE
                                                 Distributors LLC (since
                                                 2004); Member of the Board of
                                                 Managers, NYLCAP Manager LLC
                                                 and Madison Capital Funding
                                                 LLC (since 2004), MacKay
                                                 Shields LLC and Institutional
                                                 Capital LLC (since 2006), and
                                                 McMorgan & Company LLC (since
                                                 2007); Chief Executive
                                                 Officer, Eclipse Funds (since
                                                 2006); Chairman (2006 to
                                                 2007) and Trustee and Chief
                                                 Executive Officer (since
                                                 2006), The MainStay Funds;
                                                 Chairman (2006 to 2007) and
                                                 Director and Chief Executive
                                                 Officer (since 2006),
                                                 MainStay VP Series Fund,
                                                 Inc.; Director and Chief
                                                 Executive Officer, ICAP
                                                 Funds, Inc. (since 2006);
                                                 Chief Investment Officer,
                                                 MLIM Europe and Asia (2001 to
                                                 2003); President of Merrill
                                                 Japan and Chairman of MLIM's
                                                 Pacific Region (1999 to 2001)
        ----------------------------------------------------------------------------------------------------------------------

* This Director is considered to be an "interested person" of the Company within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."

                                                    www.mainstayfunds.com     41

                          TERM OF OFFICE,                                       NUMBER OF FUNDS  OTHER
                          POSITION(S) WITH                                      IN FUND COMPLEX  DIRECTORSHIPS
        NAME AND          THE COMPANY            PRINCIPAL OCCUPATION(S)        OVERSEEN BY      HELD BY
        DATE OF BIRTH     AND LENGTH OF SERVICE  DURING PAST FIVE YEARS         DIRECTOR         DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

        SUSAN B. KERLEY   Indefinite; Chairman   Partner, Strategic Management        73         Chairman since 2005 and
        8/12/51           since 2005 and         Advisors LLC (since 1990)                       Trustee since 2000, Eclipse
                          Director since 1990                                                    Funds (3 funds); Chairman and
                                                                                                 Director, ICAP Funds, Inc.,
                                                                                                 since 2006 (3 funds);
                                                                                                 Chairman and Trustee, The
                                                                                                 MainStay Funds, since June
                                                                                                 2007 (21 funds); Chairman and
                                                                                                 Director, MainStay VP Series
                                                                                                 Fund, Inc., since June 2007
                                                                                                 (24 portfolios); Trustee,
                                                                                                 Legg Mason Partners Funds,
                                                                                                 Inc., since 1991 (30
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        ALAN R. LATSHAW   Indefinite; Director   Retired; Partner, Ernst &            73         Trustee, Eclipse Funds since
        3/27/51           and Audit Committee    Young LLP (2002 to 2003);                       June 2007 (3 funds);
                          Financial Expert       Partner, Arthur Andersen LLP                    Director, ICAP Funds, Inc.,
                          since June 2007        (1989 to 2002); Consultant to                   since June 2007 (3 funds);
                                                 the Audit and Compliance                        Trustee, The MainStay Funds
                                                 Committee of The MainStay                       since 2006 (21 funds);
                                                 Funds (2004                                     Director, MainStay VP Series
                                                 to 2006)                                        Fund, Inc., since June 2007
                                                                                                 (24 portfolios); Trustee,
                                                                                                 State Farm Associates Funds
                                                                                                 Trusts since 2005 (3
                                                                                                 portfolios); Trustee, State
                                                                                                 Farm Mutual Fund Trust since
                                                                                                 2005 (15 portfolios);
                                                                                                 Trustee, State Farm Variable
                                                                                                 Product Trust since 2005 (9
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        PETER MEENAN      Indefinite; Director   Independent Consultant;              73         Trustee, Eclipse Funds since
        12/5/41           since 2002             President and Chief Executive                   2002 (3 funds); Director,
                                                 Officer, Babson-United, Inc.                    ICAP Funds, Inc., since June
                                                 (financial services firm)                       2007 (3 funds); Trustee, The
                                                 (2000 to 2004); Independent                     MainStay Funds since June
                                                 Consultant (1999 to 2000);                      2007 (21 funds); Director,
                                                 Head of Global Funds,                           MainStay VP Series Fund,
                                                 Citicorp (1995 to 1999)                         Inc., since June 2007 (24
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD H.        Indefinite; Director   Managing Director, ICC               73         Trustee, Eclipse Funds since
        NOLAN, JR.        since June 2007        Capital Management;                             June 2007 (3 funds);
        11/16/46                                 President-- Shields/Alliance,                   Director, ICAP Funds, Inc.,
                                                 Alliance Capital Management                     since June 2007 (3 funds);
                                                 (1994 to 2004)                                  Trustee, The MainStay Funds
                                                                                                 since June 2007 (21 funds);
                                                                                                 Director, MainStay VP Series
                                                                                                 Fund, Inc., since 2006 (24
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite; Director   Chairman (since 1990) and            73         Trustee, Eclipse Funds since
        TRUTANIC          since June 2007        Chief Executive Officer (1990                   June 2007 (3 funds);
        2/13/52                                  to 1999), Somerset Group                        Director, ICAP Funds, Inc.,
                                                 (financial advisory firm);                      since June 2007 (3 funds);
                                                 Managing Director and                           Trustee, The MainStay Funds
                                                 Advisor, The Carlyle Group                      since 1994 (21 funds);
                                                 (private investment firm)                       Director, MainStay VP Series
                                                 (2002                                           Fund, Inc., since June 2007
                                                 to 2004); Senior Managing                       (24 portfolios)
                                                 Director and Partner, Groupe
                                                 Arnault S.A. (private
                                                 investment firm) (1999 to
                                                 2002)
        ----------------------------------------------------------------------------------------------------------------------

 42   MainStay Indexed Bond Fund

                          TERM OF OFFICE,                                       NUMBER OF FUNDS  OTHER
                          POSITION(S) HELD WITH                                 IN FUND COMPLEX  DIRECTORSHIPS
        NAME AND          THE COMPANY AND        PRINCIPAL OCCUPATION(S)        OVERSEEN BY      HELD BY
        DATE OF BIRTH     LENGTH OF SERVICE      DURING PAST FIVE YEARS         DIRECTOR         DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

        ROMAN L. WEIL     Indefinite; Director   V. Duane Rath Professor of           73         Trustee, Eclipse Funds since
        5/22/40           and Audit Committee    Accounting, Graduate School                     June 2007 (3 funds);
                          Financial Expert       of Business, University of                      Director, ICAP Funds, Inc.,
                          since June 2007        Chicago; President, Roman L.                    since June 2007 (3 funds);
                                                 Weil Associates, Inc.                           Trustee, The MainStay Funds
                                                 (consulting firm)                               since June 2007 (21 funds);
                                                                                                 Director, MainStay VP Series
                                                                                                 Fund, Inc., since 1994 (24
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        JOHN A. WEISSER   Indefinite; Director   Retired. Managing Director of        73         Trustee, Eclipse Funds since
        10/22/41          since June 2007        Salomon Brothers, Inc. (1971                    June 2007 (3 funds);
                                                 to 1995)                                        Director, ICAP Funds, Inc.,
                                                                                                 since June 2007 (3 funds);
                                                                                                 Trustee, The MainStay Funds
                                                                                                 since June 2007 (21 funds);
                                                                                                 Director, MainStay VP Series
                                                                                                 Fund, Inc., since 1997 (24
                                                                                                 portfolios); Trustee,
                                                                                                 Direxion Funds (69 funds) and
                                                                                                 Direxion Insurance Trust (45
                                                                                                 funds) since March 2007
        ----------------------------------------------------------------------------------------------------------------------

Lawrence Glacken and Robert P. Mulhearn resigned as Directors of the Company effective June 7, 2007.

At a meeting of the Board of Directors held on June 7 and 8, 2007, the following individuals were appointed to serve as Officers of the Company effective June 7, 2007:

                          POSITION(S) HELD
        NAME AND          WITH THE COMPANY       PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     AND LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           since 2004             York Life Investment Management LLC (including predecessor
        10/19/46                                 advisory organizations) (since 2000); Secretary (since 2001)
                                                 and General Counsel (since 2004), New York Life Investment
                                                 Management Holdings LLC; Senior Vice President, New York
                                                 Life Insurance Company (since 2000); Vice President and
                                                 Secretary, McMorgan & Company LLC (since 2001); Secretary,
                                                 NYLIM Service Company LLC (since 2005), NYLCAP Manager LLC
                                                 (since 2004), Madison Capital Funding LLC (since 2002) and
                                                 Institutional Capital LLC (since 2006); Chief Legal Officer,
                                                 Eclipse Funds, The MainStay Funds and MainStay VP Series
                                                 Fund, Inc. (since 2004), McMorgan Funds (since 2005) and
                                                 ICAP Funds, Inc. (since 2006); Managing Director and Senior
                                                 Counsel, Lehman Brothers Inc. (1998 to 1999); General
                                                 Counsel and Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to 1998)
        -----------------------------------------------------------------------------------------------------
        JACK R.           Treasurer and          Managing Director, New York Life Investment Management LLC
        BENINTENDE        Principal Financial    (since June 2007); Treasurer and Principal Financial and
        5/12/64           and Accounting         Accounting Officer, Eclipse Funds, The MainStay Funds,
                          Officer since June     MainStay VP Series Fund, Inc., ICAP Funds, Inc. (since June
                          2007                   2007); Vice President, Prudential Investments (2000 to
                                                 2007); Assistant Treasurer, JennisonDryden Family of Funds,
                                                 Target Portfolio Trust, The Prudential Series Fund and
                                                 American Skandia Trust (2006 to 2007); Treasurer and
                                                 Principal Financial Officer, The Greater China Fund (2007)
        -----------------------------------------------------------------------------------------------------
        STEPHEN P.        President since March  Senior Managing Director and Chief Marketing Officer, New
        FISHER            2007                   York Life Investment Management LLC (since 2005); Managing
        2/22/59                                  Director--Retail Marketing, New York Life Investment
                                                 Management LLC (2003 to 2005); President, Eclipse Funds, The
                                                 MainStay Funds, MainStay VP Series Fund, Inc., and ICAP
                                                 Funds, Inc. (since March 2007); Managing Director, UBS
                                                 Global Asset Management (1999 to 2003)
        -----------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--       Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration since   predecessor advisory organizations) (since 2000); Executive
        2/8/59            2005                   Vice President, New York Life Trust Company and New York
                                                 Life Trust Company, FSB (since 2006); Vice President--
                                                 Administration, Eclipse Funds, MainStay VP Series Fund,
                                                 Inc., and The MainStay Funds (since 2005) and ICAP Funds,
                                                 Inc. (since 2006)
        -----------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     43

                          POSITION(S) HELD
        NAME AND          WITH THE COMPANY       PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     AND LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS
        ALISON H.         Senior Vice President  Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           and Chief Compliance   2006) and Managing Director and Chief Compliance Officer
        12/16/65          Officer since 2006     (2003 to 2006), New York Life Investment Management LLC and
                                                 New York Life Investment Management Holdings LLC; Senior
                                                 Managing Director, Compliance (since 2006) and Managing
                                                 Director, Compliance (2003 to 2006), NYLIFE Distributors
                                                 LLC; Chief Compliance Officer, NYLCAP Manager LLC; Senior
                                                 Vice President and Chief Compliance Officer, Eclipse Funds,
                                                 The MainStay Funds and MainStay VP Series Fund, Inc., and
                                                 ICAP Funds, Inc. (since 2006); Vice President--Compliance,
                                                 Eclipse Funds, The MainStay Funds and MainStay VP Series
                                                 Fund, Inc. (2004 to 2006); Deputy Chief Compliance Officer,
                                                 New York Life Investment Management LLC (2002 to 2003); Vice
                                                 President and Compliance Officer, Goldman Sachs Asset
                                                 Management (1999 to 2002)
        -----------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Secretary since 2004   Managing Director and Associate General Counsel, New York
        MORRISON*                                Life Investment Management LLC (since 2004); Managing
        3/26/56                                  Director and Secretary, NYLIFE Distributors LLC (since
                                                 2004); Secretary, Eclipse Funds, The MainStay Funds and
                                                 MainStay VP Series Fund, Inc. (since 2004) and ICAP Funds,
                                                 Inc. (since 2006); Chief Legal Officer--Mutual Funds and
                                                 Vice President and Corporate Counsel, The Prudential
                                                 Insurance Company of America (2000 to 2004)
        -----------------------------------------------------------------------------------------------------

* In addition to serving as Secretary to the Company, effective January 1, 2008, Marguerite E.H. Morrison will assume the role of Chief Legal Officer to the Company.

Arphiela Arizmendi resigned as Treasurer and Principal Financial and Accounting Officer of the Company effective June 7, 2007.

Christopher O. Blunt resigned as President of the Company effective March 10, 2007.

Patrick G. Boyle resigned as Executive Vice President of the Company effective June 7, 2007.

Tony H. Elavia resigned as Senior Vice President of the Company effective June 7, 2007.

Alan J. Kirshenbaum resigned as Senior Vice President of the Company effective March 19, 2007.

 44   MainStay Indexed Bond Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay All Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay 130/30 High Yield Fund(2)
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
Chicago, Illinois

MACKAY SHIELDS LLC(3)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.
                         Not part of the Annual Report

                       This page intentionally left blank

                       This page intentionally left blank

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         Eclipse Funds Inc.

(C) 2007 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

NYLIM-AO11871         (RECYCLE LOGO)       MS329-07                 MSIN11-12/07
                                                                              B3

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    INTERMEDIATE TERM BOND FUND

                    Message from the President
                    and
                    Annual Report
                    October 31, 2007

MESSAGE FROM
THE PRESIDENT

The 12-month period ended October 31, 2007, was a dynamic one for mutual fund investors. U.S. equity markets generally advanced, with growth stocks out-performing value stocks at all capitalization levels. Although past performance is no guarantee of future results, international stocks as a whole provided even stronger returns for U.S. investors.

The progress of the equity markets, however, was far from steady. In February, weakness in Asian markets led to sharp price declines around the globe. The correction caused many investors to reconsider whether China and other emerging economies could sustain their rapid growth. Fortunately, strong corporate-earnings reports and positive economic news helped the stock market regain its footing.

In July and August, difficulties in the subprime-mortgage market led to another stock-market correction. A number of high-profile mortgage originators either closed their doors or were sold to larger entities. Other leading financial services firms faced major write-offs because of subprime-mortgage exposure.

The Federal Open Market Committee (FOMC) took prompt action to increase liquidity and stabilize the financial markets by lowering the discount rate and the federal funds target rate during the reporting period. These Federal Reserve moves helped calm investor concerns, and the stock market generally advanced from August 16, 2007, the date of an unscheduled FOMC meeting, through the end of October 2007.

Difficulties in the subprime-mortgage market led to a "flight to quality," or a general movement toward fixed-income securities that carry lower risk. As demand for short- and intermediate-term Treasury securities increased, yields fell across much of the maturity spectrum. Yields rose, however, on 20-and 30-year Treasury bonds, and the yield curve steepened during the 12-month reporting period.

High-yield bonds rallied from November 2006 through May 2007. But in June and July, the yield differences--or spreads--between high-yield bonds and comparable Treasury securities began to widen. At the end of October 2007, these spreads were wider than when the reporting period began, making high-yield securities more attractive to investors willing to accept higher risk.

To help investors address the challenges of today's ever-changing markets, New York Life Investment Management LLC provides access to seven institutional investment boutiques, each with its own proprietary research and investment culture. As advisors and subadvisors to MainStay Funds, these boutiques bring a wealth of experience and market insight to our shareholders. The portfolio managers of each MainStay Fund seek to consistently apply time-tested investment principles across a wide variety of market environments.

The report that follows provides more specific information about the market forces and investment decisions that affected your investment in MainStay Funds from November 1, 2006, through October 31, 2007. Please read the report carefully. As you do, bear in mind that this annual report reflects just a short segment of your lifetime investment journey. We look forward to continuing to work with you, wherever that journey may lead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President


                         Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    INTERMEDIATE TERM BOND FUND

                    MainStay Funds
                    Annual Report
                    October 31, 2007

TABLE OF CONTENTS


Annual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------


Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------


Portfolio of Investments                                                      11
--------------------------------------------------------------------------------


Financial Statements                                                          22
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 28
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       34
--------------------------------------------------------------------------------

Federal Income Tax Information                                                35
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  35
--------------------------------------------------------------------------------


Shareholder Reports and Quarterly Portfolio Disclosure                        35
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               35
--------------------------------------------------------------------------------

Directors and Officers                                                        36

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       -0.07%  2.99%   4.26%
Excluding sales charges   4.63   3.95    4.74

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                 MAINSTAY INTERMEDIATE TERM         LEHMAN BROTHERS AGGREGATE
                                                                         BOND FUND                          BOND INDEX
                                                                 --------------------------         -------------------------
10/31/97                                                                   9550.00                           10000.00
                                                                          10359.00                           10934.00
                                                                          10224.00                           10992.00
                                                                          10832.00                           11794.00
                                                                          12329.00                           13512.00
                                                                          12511.00                           14307.00
                                                                          13191.00                           15009.00
                                                                          13845.00                           15839.00
                                                                          13933.00                           16018.00
                                                                          14510.00                           16849.00
10/31/07                                                                  15182.00                           17757.00

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       -1.24%  2.84%   3.98%
Excluding sales charges   3.75   3.20    3.98

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                 MAINSTAY INTERMEDIATE TERM         LEHMAN BROTHERS AGGREGATE
                                                                         BOND FUND                          BOND INDEX
                                                                 --------------------------         -------------------------
10/31/97                                                                  10000.00                           10000.00
                                                                          10765.00                           10934.00
                                                                          10554.00                           10992.00
                                                                          11095.00                           11794.00
                                                                          12535.00                           13512.00
                                                                          12624.00                           14307.00
                                                                          13214.00                           15009.00
                                                                          13781.00                           15839.00
                                                                          13766.00                           16018.00
                                                                          14242.00                           16849.00
10/31/07                                                                  14775.00                           17757.00

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
With sales charges       2.86%  3.22%   3.99%
Excluding sales charges  3.86   3.22    3.99

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                 MAINSTAY INTERMEDIATE TERM         LEHMAN BROTHERS AGGREGATE
                                                                         BOND FUND                          BOND INDEX
                                                                 --------------------------         -------------------------
10/31/97                                                                  10000.00                           10000.00
                                                                          10765.00                           10934.00
                                                                          10554.00                           10992.00
                                                                          11095.00                           11794.00
                                                                          12535.00                           13512.00
                                                                          12624.00                           14307.00
                                                                          13214.00                           15009.00
                                                                          13781.00                           15839.00
                                                                          13766.00                           16018.00
                                                                          14242.00                           16849.00
10/31/07                                                                  14792.00                           17757.00

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. From inception (1/2/91) through 12/31/03, performance for Class A, B and C shares (each first offered 1/2/04) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge (or CDSC), fees, estimated expenses and fee waivers/expense limitations of Class A, B and C shares upon initial offer. Unadjusted, the performance shown for the newer classes of shares might have been lower.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                       www.mainstayfunds.com   5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
                         4.94%  4.31%   5.05%

(PERFORMANCE GRAPH)

                                                                 MAINSTAY INTERMEDIATE TERM         LEHMAN BROTHERS AGGREGATE
                                                                         BOND FUND                          BOND INDEX
                                                                 --------------------------         -------------------------
10/31/97                                                                   10000                              10000
                                                                           10873                              10934
                                                                           10759                              10992
                                                                           11426                              11794
                                                                           13033                              13512
                                                                           13258                              14307
                                                                           14012                              15009
                                                                           14755                              15839
                                                                           14898                              16018
                                                                           15598                              16849
10/31/07                                                                   16369                              17757

                                                         ONE     FIVE     TEN
BENCHMARK PERFORMANCE                                    YEAR   YEARS    YEARS
------------------------------------------------------------------------------

Lehman Brothers(R) Aggregate Bond Index(1)               5.38%   4.41%   5.91%
Average Lipper intermediate investment grade fund(2)     4.08    4.11    5.15

1. The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Lehman Brothers(R) indices: the Government Index, Corporate Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. The Lehman Brothers(R) Aggregate Bond Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
2. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6 MainStay Intermediate Term Bond Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY INTERMEDIATE TERM BOND FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2007, to October 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2007, to October 31, 2007.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/07            10/31/07          PERIOD(1)           10/31/07           PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,017.00            $5.59            $1,019.50             $5.60
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,013.35            $9.39            $1,015.75             $9.40
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,014.35            $9.39            $1,015.75             $9.40
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,019.00            $3.56            $1,021.50             $3.57
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's net annualized expense ratio of each class (1.10% for Class A, 1.85% for Class B and Class C, and 0.70% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).



                                                       www.mainstayfunds.com   7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2007

(PORTFOLIO COMPOSITION PIE CHART)

U.S. Government and Federal Agencies                                              66.20
Short-Term Investments (collateral from securities lending                        24.20
  is 21.2%)
Corporate Bonds                                                                   13.10
Mortgage-Backed Securities                                                         6.50
Foreign Corporate Bonds                                                            5.50
Asset-Backed Securities                                                            4.10
Municipal Bonds                                                                    0.50
Yankee Bonds                                                                       0.50
Foreign Government Bond                                                            0.20
Preferred Stock                                                                    0.10
Commons Stocks                                                                    0.00*
Convertible Bond                                                                  0.00*
Convertible Preferred Stock                                                       0.00*
Warrants                                                                          0.00*
Liabilities in Excess of Cash and Other Assets                                   (20.90)

* Less than one-tenth of a percent.

See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  United States Treasury Note, 4.75%, due 8/15/17
 2.  United States Treasury Note, 4.125%, due 8/31/12
 3.  United States Treasury Note, 3.875%, due 9/15/10
 4.  United States Treasury Note, 4.875%, due 7/31/11
 5.  Federal National Mortgage Association (Mortgage
     Pass-Through Security), 5.00%, due 5/1/36
 6.  Federal National Mortgage Association (Mortgage
     Pass-Through Security), 5.50%, due 6/1/21
 7.  United States Treasury Note, 4.75%, due 5/31/12
 8.  United States Treasury Note, 4.50%, due 2/15/09
 9.  Federal National Mortgage Association (Mortgage
     Pass-Through Security), 5.50%, due 6/1/33
10.  United States Treasury Bond, 6.25%, due 5/15/30

 8 MainStay Intermediate Term Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Gary Goodenough of MacKay Shields LLC

HOW DID MAINSTAY INTERMEDIATE TERM BOND FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2007?

Excluding all sales charges, MainStay Intermediate Term Bond Fund returned 4.63% for Class A shares, 3.75% for Class B shares and 3.86% for Class C shares for the 12 months ended October 31, 2007. Over the same period, the Fund's Class I shares returned 4.94%. Class A and Class I shares outperformed--and Class B and Class C shares underperformed--the 4.08% return of the average Lipper(1) intermediate investment grade debt fund for the 12-month reporting period. All share classes underperformed the 5.38% return of the Lehman Brothers(R) Aggregate Bond Index(2), the Fund's broad-based securities-market index, for the 12 months ended October 31, 2007. See page 5 for Fund returns with sales charges.

WHAT KEY FACTORS DROVE THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

The Fund benefited from two types of trades during the reporting period: relative-value trades and sector reallocations. In a relative-value trade we sell a security that has reached its fair value and redeploy the proceeds in a security with a more compelling valuation. One productive example was the sale of a Royal Caribbean debenture, which had approached our target, and the purchase of an R.R. Donnelly debenture that was attractively priced. When we find meaningful dislocations in an issuer's yield curve, as we did with Sprint Nextel, we sell holdings at the expensive part of the curve and purchase portions that may offer an attractive entry point. The Sprint Nextel trade was profitable for the Fund.

During the reporting period, we reallocated 10% of the Fund's net assets from agency debentures, cor-porate bonds and mortgage-backed securities into Treasury securities. This reallocation better positioned the Fund for the major move toward lower-risk securities in the second half of the reporting period. The rotation buffered the Fund against the repricing of risk. Sector reallocations can also occur as a result of benchmark changes that are not mimicked by the Fund. As an example, a 3% allocation to mortgage-backed securities backed by hybrid adjustable-rate loans was introduced into the Lehman Brothers(R) Aggregate Bond Index in the middle of the reporting period, and all other benchmark allocations declined proportionately. The Fund's relative weighting in residential mortgage-backed securities fell when we did not commit to an index weighting in hybrid adjustable-rate mortgages. Also, when a burst of supply caused the benchmark weighting in commercial mortgage-backed securities to increase by 1%, the Fund did not follow suit.

HOW DID THE FUND'S DURATION AND YIELD-CURVE STRATEGIES AFFECT THE FUND'S PERFORMANCE?

We de-emphasized duration posture as a performance driver to avoid being misled by fluctuating and unpredictable economic data. During the reporting period, the Fund's duration did not deviate more than 5% from the duration of the Lehman Brothers(R) Aggregate Bond Index. We had success with some tactical duration trades when we sensed that Treasury yields were poised for a correction.

During the final four months of the reporting period, we positioned the Fund for a steeper yield curve by repositioning dollars into the five-year maturity seg-ment of the curve. Yields on shorter-term U.S. Trea-sury securities fell during the reporting period, while yields on longer-term Treasurys rose. This caused the Treasury yield curve to steepen, for which the Fund was well positioned.

HOW DID YOU POSITION THE FUND IN THE CORPORATE-BOND AND SECURITIZED-DEBT
SECTORS?

At the beginning of the reporting period, the Fund held overweight positions relative to the benchmark in corporate bonds and securitized issues. We progressively reduced these allocations, and the Fund ended the reporting period underweight in corporate bonds and neutral in securitized issues. This increasingly defensive stance aligned well with the market's waning appetite for risk and was beneficial for the Fund.



Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. High-yield debt securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. Funds that invest in bonds are subject to credit, inflation and interest-rate and maturities risk and can lose principal value when interest rates rise. The Fund may experience a portfolio turnover of more than 100% and may generate taxable short-term capital gains. The Fund's use of securities lending presents the risk of default by the borrower, which may result in a loss to the Fund. See additional securities lending disclosure in the Notes to Financial Statements (Note 2).
1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Lehman Brothers(R) Aggregate Bond Index.

                                                       www.mainstayfunds.com   9

Emerging-market corporate bonds and high-yield corporate bonds made strong contributions to the Fund's performance. We felt that emerging markets were being strengthened by sustainable structural changes, and many emerging economies benefited from rising commodity prices. Emerging-market credits in Argentina and Mexico were strong performers, as was Brazilian mining conglomerate Vale Overseas.

High-yield corporate bonds were buoyed by stock market momentum, solid quarterly corporate earnings and a broadening buyer base. Although high-yield corporate bond spreads(3) widened during the reporting period to reflect heightened risk, coupon income was more than sufficient to compensate, and the sector outperformed duration-equivalent U.S. Treasury securities.

The Fund's allocations to high-yield and emerging-market debt remained relatively constant during the reporting period.

WHAT OTHER FACTORS AFFECTED PERFORMANCE DURING THE REPORTING PERIOD?

The Fund was overweight in mortgage-backed securities backed by 15-year loan terms with cash-flow profiles that were amenable to a steeper yield curve. The Fund had a lighter allocation to higher-coupon mortgage-backed securities than the Lehman Brothers(R) Aggregate Bond Index, and this positioning detracted from results during the reporting period.

Exposure to corporate sectors (supermarkets, retailers, airlines) and credits (Kroger, Southwest Airlines) that were subject to rumors about leveraged-buyouts or recapitalizations partially offset gains in other parts of the Fund. The Fund's exposure to entities--such as Residential Capital and Washington Mutual--that derive revenue from subprime residential-loan activities also hurt the Fund's performance, as the up-heaval in the subprime-mortgage market unfolded. Fortunately, the Fund's direct exposure to securitizations of subprime residential mortgages was modest and the impact on Fund performance was minimal.

A settlement award from a class action suit against underwriters of Worldcom bond offerings in 2000 and 2001 contributed positively to the Fund's performance during the reporting period.



3. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The term may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 10 MainStay Intermediate Term Bond Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2007

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LONG-TERM BONDS (96.6%)+
ASSET-BACKED SECURITIES (4.1%)
------------------------------------------------------------------------------
AUTOMOBILE (0.1%)
Superior Wholesale Inventory
 Financing Trust
 Series 2007-AE1, Class A
 5.191%, due 1/15/12 (a)                            $   205,000   $    203,029
                                                                  ------------
CONSUMER FINANCE (1.0%)
Harley-Davidson Motorcycle Trust
 Series 2004-1, Class A2
 2.53%, due 11/15/11                                    861,109        845,912
 Series 2007-1, Class A3
 5.22%, due 3/15/12                                     730,000        734,121
                                                                  ------------
                                                                     1,580,033
                                                                  ------------
CONSUMER LOANS (0.4%)
Atlantic City Electric Transition Funding LLC
 Series 2002-1, Class A4
 5.55%, due 10/20/23                                    675,000        666,194
                                                                  ------------

CREDIT CARDS (1.0%)
Chase Issuance Trust
 Series 2006-C4, Class C4
 5.381%, due 1/15/14 (a)                                750,000        724,513
Citibank Credit Card Issuance Trust
 Series 2006-C4, Class C4
 5.345%, due 1/9/12 (a)                                 820,000        802,374
                                                                  ------------
                                                                     1,526,887
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (1.1%)
Bank of America Credit Card Trust
 Series 2006-C4, Class C4
 5.321%, due 11/15/11 (a)                               465,000        457,790
Dominos Pizza Master Issuer LLC
 Series 2007-1, Class A2
 5.261%, due 4/25/37 (b)                                550,000        546,916
Dunkin Securitization
 Series 2006-1, Class A2
 5.779%, due 6/20/31 (b)                                395,000        398,067
USXL Funding LLC
 Series 2006-1A, Class A
 5.379%, due 4/15/14 (b)                                256,779        257,068
                                                                  ------------
                                                                     1,659,841
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
HOME EQUITY (0.5%)
Citicorp Residential Mortgage Securities, Inc.
 Series 2006-3, Class A3
 5.61%, due 11/25/36 (c)                            $   295,000   $    288,792
 Series 2006-1, Class A3
 5.706%, due 7/25/36 (c)                                450,000        442,805
                                                                  ------------
                                                                       731,597
                                                                  ------------
Total Asset-Backed Securities
 (Cost $6,455,531)                                                   6,367,581
                                                                  ------------

CONVERTIBLE BOND (0.0%)++
------------------------------------------------------------------------------
TELECOMMUNICATIONS (0.0%)++
Nortel Networks Corp.
 4.25%, due 9/1/08                                        8,000          7,900
                                                                  ------------
Total Convertible Bond
 (Cost $7,854)                                                           7,900
                                                                  ------------

CORPORATE BONDS (13.1%)
------------------------------------------------------------------------------
ADVERTISING (0.0%)++
Lamar Media Corp.
 7.25%, due 1/1/13                                       20,000         20,050
                                                                  ------------

AEROSPACE & DEFENSE (0.2%)
Sequa Corp.
 9.00%, due 8/1/09                                       25,000         26,813
United Technologies Corp.
 5.40%, due 5/1/35                                      300,000        282,626
                                                                  ------------
                                                                       309,439
                                                                  ------------
AGRICULTURE (0.0%)++
Reynolds American, Inc.
 7.625%, due 6/1/16                                      15,000         16,229
                                                                  ------------

AIRLINES (0.0%)++
Delta Air Lines, Inc.
 2.875%, due 2/6/24 (l)                                  10,000            650
 2.875%, due 2/18/24 (b) (l)                              5,000            325
 8.00%, due 6/3/23 (l)                                   20,000          1,326
 8.30%, due 12/15/29 (l)                                 10,000            663
Northwest Airlines, Inc.
 8.875%, due 6/1/08 (l)                                   5,000            219
 10.00%, due 2/1/09 (l)                                  10,000            425
                                                                  ------------
                                                                         3,608
                                                                  ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   11

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
APPAREL (0.0%)++
Quiksilver, Inc.
 6.875%, due 4/15/15                                $    10,000   $      9,325
Unifi, Inc.
 11.50%, due 5/15/14                                     10,000          9,425
                                                                  ------------
                                                                        18,750
                                                                  ------------
AUTO MANUFACTURERS (0.5%)
DaimlerChrysler N.A. Holding Corp.
 5.75%, due 5/18/09                                     695,000        701,849

AUTO PARTS & EQUIPMENT (0.1%)
FleetPride Corp.
 11.50%, due 10/1/14 (b)                                 25,000         25,000
Goodyear Tire & Rubber Co. (The)
 8.625%, due 12/1/11                                     14,000         14,910
 11.25%, due 3/1/11                                      20,000         21,400
Lear Corp.
 Series B
 8.50%, due 12/1/13                                      10,000          9,738
 8.75%, due 12/1/16                                       5,000          4,800
Tenneco Automotive, Inc.
 8.625%, due 11/15/14 (d)                                10,000         10,200
                                                                  ------------
                                                                        86,048
                                                                  ------------
BANKS (0.7%)
HSBC Bank USA N.A.
 4.625%, due 4/1/14                                     685,000        644,591
USB Capital IX
 6.189%, due 4/15/11 (a)                                470,000        473,856
                                                                  ------------
                                                                     1,118,447
                                                                  ------------
BEVERAGES (0.0%)++
Constellation Brands, Inc.
 7.25%, due 5/15/17 (b)                                  15,000         14,963
                                                                  ------------

BUILDING MATERIALS (0.9%)
Dayton Superior Corp.
 10.75%, due 9/15/08                                     20,000         20,250
Masco Corp.
 5.85%, due 3/15/17                                     300,000        292,186
USG Corp.
 6.30%, due 11/15/16                                  1,230,000      1,125,363
                                                                  ------------
                                                                     1,437,799
                                                                  ------------
CHEMICALS (0.1%)
Equistar Chemicals, L.P.
 10.125%, due 9/1/08                                      6,000          6,195
 10.625%, due 5/1/11                                     14,000         14,630
MacDermid, Inc.
 9.50%, due 4/15/17 (b)                                  10,000          9,550

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CHEMICALS (CONTINUED)
Mosaic Global Holdings, Inc.
 7.375%, due 12/1/14 (b)                            $    15,000   $     15,863
 7.625%, due 12/1/16 (b)(d)                              15,000         16,163
Phibro Animal Health Corp.
 10.00%, due 8/1/13 (b)                                  10,000         10,275
Tronox Worldwide LLC/Tronox Finance Corp.
 9.50%, due 12/1/12                                      15,000         14,475
                                                                  ------------
                                                                        87,151
                                                                  ------------
COAL (0.0%)++
Peabody Energy Corp.
 7.375%, due 11/1/16                                     10,000         10,400
 7.875%, due 11/1/26                                     15,000         15,675
                                                                  ------------
                                                                        26,075
                                                                  ------------
COMMERCIAL SERVICES (0.0%)++
Cardtronics, Inc.
 9.25%, due 8/15/13                                      15,000         14,475
 9.25%, due 8/15/13 (b)                                  10,000          9,650
iPayment, Inc.
 9.75%, due 5/15/14                                      10,000          9,600
Service Corp. International
 7.375%, due 10/1/14                                     10,000         10,225
 7.625%, due 10/1/18                                     10,000         10,250
                                                                  ------------
                                                                        54,200
                                                                  ------------
COMPUTERS (0.2%)
International Business Machines Corp.
 5.70%, due 9/14/17                                     195,000        197,922
SunGard Data Systems, Inc.
 3.75%, due 1/15/09                                      15,000         14,625
 4.875%, due 1/15/14                                     10,000          8,825
 9.125%, due 8/15/13                                     10,000         10,200
                                                                  ------------
                                                                       231,572
                                                                  ------------
DISTRIBUTION & WHOLESALE (0.0%)++
Varietal Distribution Merger Sub, Inc.
 10.25%, due 7/15/15 (b)(e)                              20,000         19,600
                                                                  ------------

DIVERSIFIED FINANCIAL SERVICES (1.9%)
American Real Estate Partners, L.P./ American Real
 Estate Finance Corp.
 7.125%, due 2/15/13 (b)                                 30,000         29,250
 8.125%, due 6/1/12                                      50,000         50,375
AmeriCredit Corp.
 8.50%, due 7/1/15 (b)(d)                                15,000         13,425
Bear Stearns Cos., Inc. (The)
 2.875%, due 7/2/08                                     450,000        442,109
Ford Motor Credit Co. LLC
 7.375%, due 10/28/09                                    10,000          9,645

 12 MainStay Intermediate Term Bond Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
General Electric Capital Corp.
 5.625%, due 9/15/17                                $   700,000   $    706,822
General Motors Acceptance Corp. LLC
 5.85%, due 1/14/09                                     440,000        424,567
 6.625%, due 5/15/12                                    500,000        448,866
 6.75%, due 12/1/14                                      20,000         17,722
 8.00%, due 11/1/31                                      46,000         42,519
Hawker Beechcraft Acquisition Co. LLC/ Hawker
 Beechcraft Co.
 8.50%, due 4/1/15 (b)(d)                                10,000         10,175
 9.75%, due 4/1/17 (b)                                    5,000          5,088
Idearc, Inc.
 8.00%, due 11/15/16                                     30,000         30,075
LaBranche & Co., Inc.
 11.00%, due 5/15/12                                     15,000         14,850
NSG Holdings LLC/NSG Holdings, Inc.
 7.75%, due 12/15/25 (b)                                 10,000          9,900
OMX Timber Finance Investments LLC
 Series 1
 5.42%, due 1/29/20 (b)                                 255,000        251,032
Rainbow National Services LLC
 8.75%, due 9/1/12 (b)                                   15,000         15,600
Regency Energy Partners/Regency Energy Finance
 Corp.
 8.375%, due 12/15/13                                    16,000         16,840
Residential Capital Corp.
 6.50%, due 4/17/13                                     465,000        339,450
Vanguard Health Holding Co. II LLC
 9.00%, due 10/1/14 (d)                                  15,000         14,625
                                                                  ------------
                                                                     2,892,935
                                                                  ------------
ELECTRIC (0.5%)
AES Eastern Energy, L.P.
 Series 1999-A
 9.00%, due 1/2/17                                       47,261         51,160
Consumers Energy Co.
 Series F
 4.00%, due 5/15/10                                     715,000        698,060
NRG Energy, Inc.
 7.25%, due 2/1/14                                        5,000          5,000
 7.375%, due 2/1/16                                      10,000          9,975
PSE&G Energy Holdings LLC
 8.625%, due 2/15/08                                      1,000          1,006
Reliant Energy Mid-Atlantic Power Holdings LLC
 Series C
 9.681%, due 7/2/26                                      15,000         17,325

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
ELECTRIC (CONTINUED)
Reliant Energy, Inc.
 7.625%, due 6/15/14                                $     5,000   $      5,044
 7.875%, due 6/15/17                                     30,000         30,263
                                                                  ------------
                                                                       817,833
                                                                  ------------
ELECTRICAL COMPONENTS & EQUIPMENT (0.0%)++
Belden, Inc.
 7.00%, due 3/15/17                                      15,000         15,225
                                                                  ------------

ENERGY--ALTERNATE SOURCES (0.0%)++
VeraSun Energy Corp.
 9.375%, due 6/1/17 (b)(d)                               15,000         12,338
                                                                  ------------

ENTERTAINMENT (0.1%)
American Casino & Entertainment
 7.85%, due 2/1/12                                       10,000         10,363
Gaylord Entertainment Co.
 6.75%, due 11/15/14                                     10,000          9,700
 8.00%, due 11/15/13                                     20,000         20,350
Jacobs Entertainment, Inc.
 9.75%, due 6/15/14                                      15,000         15,150
Mohegan Tribal Gaming Authority
 6.375%, due 7/15/09                                     30,000         29,700
 8.00%, due 4/1/12                                        5,000          5,106
Penn National Gaming, Inc.
 6.75%, due 3/1/15                                       25,000         25,625
Shingle Springs Tribal Gaming Authority
 9.375%, due 6/15/15 (b)                                 15,000         15,075
Speedway Motorsports, Inc.
 6.75%, due 6/1/13                                       30,000         29,625
Vail Resorts, Inc.
 6.75%, due 2/15/14                                      30,000         29,625
                                                                  ------------
                                                                       190,319
                                                                  ------------
ENVIRONMENTAL CONTROL (0.0%)++
Geo Sub Corp.
 11.00%, due 5/15/12                                     20,000         20,500
                                                                  ------------

FOOD (0.0%)++
Pilgrims Pride Corp.
 7.625%, due 5/1/15                                       5,000          5,025
 8.375%, due 5/1/17 (d)                                   5,000          5,038
Smithfield Foods, Inc.
 7.75%, due 7/1/17                                       15,000         15,450
Stater Brothers Holdings
 7.75%, due 4/15/15                                      15,000         14,963
                                                                  ------------
                                                                        40,476
                                                                  ------------
FOREST PRODUCTS & PAPER (0.1%)
Bowater, Inc.
 9.375%, due 12/15/21                                    40,000         33,400

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   13

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER (CONTINUED)
Georgia-Pacific Corp.
 7.00%, due 1/15/15 (b)                             $    15,000   $     14,700
 7.125%, due 1/15/17 (b)                                  7,000          6,825
 8.875%, due 5/15/31                                     50,000         50,000
Neenah Paper, Inc.
 7.375%, due 11/15/14                                    15,000         14,475
                                                                  ------------
                                                                       119,400
                                                                  ------------
HAND & MACHINE TOOLS (0.0%)++
Baldor Electric Co.
 8.625%, due 2/15/17                                     15,000         15,638
                                                                  ------------

HEALTH CARE--PRODUCTS (0.1%)
Cooper Cos., Inc. (The)
 7.125%, due 2/15/15                                     10,000          9,900
Hanger Orthopedic Group, Inc.
 10.25%, due 6/1/14                                      15,000         15,600
Invacare Corp.
 9.75%, due 2/15/15                                      15,000         15,263
PTS Acquisition Corp.
 9.50%, due 4/15/15 (b)(e)                               20,000         19,300
Universal Hospital Services, Inc.
 8.50%, due 6/1/15 (b)(e)                                 5,000          5,088
 8.759%, due 6/1/15 (a)(b)                                5,000          5,013
                                                                  ------------
                                                                        70,164
                                                                  ------------
HEALTH CARE--SERVICES (0.7%)
Alliance Imaging, Inc.
 7.25%, due 12/15/12                                      5,000          4,775
Centene Corp.
 7.25%, due 4/1/14                                        8,000          7,980
Community Health Systems, Inc.
 8.875%, due 7/15/15 (b)(d)                              35,000         35,438
HCA, Inc.
 6.30%, due 10/1/12                                      10,000          8,975
 8.75%, due 9/1/10                                        5,000          5,088
 9.25%, due 11/15/16                                     25,000         26,313
Highmark, Inc.
 6.80%, due 8/15/13 (b)                                 920,000        977,694
Psychiatric Solutions, Inc.
 7.75%, due 7/15/15                                      10,000         10,175
Sun Healthcare Group, Inc.
 9.125%, due 4/15/15                                     10,000         10,275
                                                                  ------------
                                                                     1,086,713
                                                                  ------------
HOLDING COMPANIES--DIVERSIFIED (0.0%)++
Susser Holdings LLC
 10.625%, due 12/15/13                                   10,000         10,400
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
HOUSEHOLD PRODUCTS & WARES (0.0%)++
ACCO Brands Corp.
 7.625%, due 8/15/15                                $    10,000   $      9,500
Jarden Corp.
 7.50%, due 5/1/17                                       10,000          9,500
Libbey Glass, Inc.
 12.385%, due 6/1/11 (a)                                 10,000         10,875
                                                                  ------------
                                                                        29,875
                                                                  ------------
INSURANCE (0.7%)
Crum & Forster Holdings Corp.
 7.75%, due 5/1/17                                       30,000         29,775
Fund American Cos., Inc.
 5.875%, due 5/15/13                                    270,000        267,265
HUB International Holdings, Inc.
 9.00%, due 12/15/14 (b)                                 30,000         28,800
Liberty Mutual Group, Inc.
 7.80%, due 3/15/37 (b)                                 285,000        269,124
Travelers Cos., Inc. (The)
 6.25%, due 3/15/37 (a)                                 475,000        461,257
USI Holdings Corp.
 9.433%, due 11/15/14 (a)(b)                              5,000          4,650
 9.75%, due 5/15/15 (b)                                  10,000          8,825
                                                                  ------------
                                                                     1,069,696
                                                                  ------------
LODGING (0.3%)
Boyd Gaming Corp.
 7.125%, due 2/1/16                                      50,000         48,625
 7.75%, due 12/15/12                                     25,000         25,750
MGM Mirage, Inc.
 7.50%, due 6/1/16                                       10,000          9,938
 8.50%, due 9/15/10                                      10,000         10,463
MTR Gaming Group, Inc.
 Series B
 9.00%, due 6/1/12                                       15,000         15,000
 9.75%, due 4/1/10                                       10,000         10,250
Park Place Entertainment Corp.
 7.00%, due 4/15/13                                      25,000         26,125
Seminole Hard Rock Entertainment, Inc./ Seminole
 Hard Rock International LLC
 8.194%, due 3/15/14 (a)(b)                              10,000          9,775
Wyndham Worldwide Corp.
 6.00%, due 12/1/16                                     345,000        337,445
Wynn Las Vegas LLC
 6.625%, due 12/1/14                                     10,000          9,825
                                                                  ------------
                                                                       503,196
                                                                  ------------
MACHINERY--CONSTRUCTION & MINING (0.0%)++
Caterpillar, Inc.
 6.05%, due 8/15/36                                      55,000         55,976
                                                                  ------------

 14 MainStay Intermediate Term Bond Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
MEDIA (0.8%)
Morris Publishing Group LLC
 7.00%, due 8/1/13                                  $    15,000   $     11,513
News America Holdings, Inc.
 8.00%, due 10/17/16                                    685,000        785,593
Paxson Communications Corp.
 8.493%, due 1/15/12 (a)(b)                              10,000         10,025
 11.493%, due 1/15/13 (a)(b)                             10,000         10,175
Time Warner Entertainment Co., L.P.
 10.15%, due 5/1/12                                     396,000        466,438
Ziff Davis Media, Inc.
 11.356%, due 5/1/12 (a)                                 30,000         28,800
                                                                  ------------
                                                                     1,312,544
                                                                  ------------
METAL FABRICATE & HARDWARE (0.0%)++
Mueller Water Products, Inc.
 7.375%, due 6/1/17                                      15,000         13,950
Neenah Foundary Co.
 9.50%, due 1/1/17                                       20,000         18,400
                                                                  ------------
                                                                        32,350
                                                                  ------------
MINING (0.4%)
Alcoa, Inc.
 5.90%, due 2/1/27                                      560,000        530,982
Freeport-McMoRan Copper & Gold, Inc.
 8.25%, due 4/1/15                                       10,000         10,800
 8.375%, due 4/1/17                                      20,000         21,900
                                                                  ------------
                                                                       563,682
                                                                  ------------
MISCELLANEOUS--MANUFACTURING (0.0%)++
Actuant Corp.
 6.875%, due 6/15/17 (b)                                 10,000         10,000
RBS Global, Inc./Rexnord Corp.
 9.50%, due 8/1/14                                       20,000         20,650
                                                                  ------------
                                                                        30,650
                                                                  ------------
OFFICE & BUSINESS EQUIPMENT (0.7%)
Xerox Corp.
 7.625%, due 6/15/13                                  1,000,000      1,039,638
                                                                  ------------

OIL & GAS (0.9%)
Chaparral Energy, Inc.
 8.50%, due 12/1/15                                      25,000         23,313
Chesapeake Energy Corp.
 6.50%, due 8/15/17                                      20,000         19,300
Energy Partners, Ltd.
 10.368%, due 4/15/13 (a)(b)                             10,000         10,075
Forest Oil Corp.
 7.25%, due 6/15/19 (b)                                  20,000         20,000
 8.00%, due 12/15/11                                     10,000         10,350
Hilcorp Energy I, L.P./Hilcorp Finance Co.
 9.00%, due 6/1/16 (b)(d)                                 5,000          5,188

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
OIL & GAS (CONTINUED)
Mariner Energy, Inc.
 7.50%, due 4/15/13                                 $    25,000   $     24,313
Newfield Exploration Co.
 6.625%, due 9/1/14                                      10,000          9,825
 6.625%, due 4/15/16                                     15,000         14,700
Parker Drilling Co.
 9.625%, due 10/1/13                                     15,000         16,013
Pemex Project Funding Master Trust 5.75%, due
 3/1/18 (b)                                             500,000        504,250
 6.625%, due 6/15/35                                    205,000        219,145
Pioneer Natural Resources Co.
 6.65%, due 3/15/17                                     505,000        475,820
Pogo Producing Co.
 6.625%, due 3/15/15                                     10,000         10,100
 6.875%, due 10/1/17                                     30,000         30,375
Stone Energy Corp.
 6.75%, due 12/15/14                                     10,000          9,238
Whiting Petroleum Corp.
 7.00%, due 2/1/14                                       20,000         19,675
 7.25%, due 5/1/13                                        5,000          4,913
                                                                  ------------
                                                                     1,426,593
                                                                  ------------
OIL & GAS SERVICES (0.0%)++
Allis-Chalmers Energy, Inc.
 8.50%, due 3/1/17                                       20,000         19,550
 9.00%, due 1/15/14                                      10,000         10,125
Complete Production Services, Inc.
 8.00%, due 12/15/16                                     25,000         24,250
                                                                  ------------
                                                                        53,925
                                                                  ------------
PACKAGING & CONTAINERS (0.0%)++
Owens-Brockway Glass Container, Inc.
 8.75%, due 11/15/12                                     15,000         15,656
                                                                  ------------

PHARMACEUTICALS (0.9%)
Eli Lilly & Co.
 5.55%, due 3/15/37                                     600,000        572,927
Medco Health Solutions, Inc.
 7.25%, due 8/15/13                                     155,000        163,985
NBTY, Inc.
 7.125%, due 10/1/15                                     10,000          9,900
Schering-Plough Corp.
 6.55%, due 9/15/37                                     605,000        627,012
                                                                  ------------
                                                                     1,373,824
                                                                  ------------
PIPELINES (0.0%)++
Copano Energy LLC
 8.125%, due 3/1/16                                      10,000         10,275
El Paso Natural Gas Co.
 7.50%, due 11/15/26                                      5,000          5,311

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   15

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
PIPELINES (CONTINUED)
MarkWest Energy Partners, L.P./ MarkWest Energy
 Finance Corp.
 Series B
 6.875%, due 11/1/14                                $    20,000   $     18,700
Pacific Energy Partners, L.P./Pacific Energy
 Finance Corp.
 7.125%, due 6/15/14                                     20,000         20,664
                                                                  ------------
                                                                        54,950
                                                                  ------------
REAL ESTATE (0.0%)++
Host Hotels & Resorts, L.P.
 6.875%, due 11/1/14                                     10,000         10,075
                                                                  ------------

REAL ESTATE INVESTMENT TRUSTS (0.1%)
Host Marriott, L.P.
 6.375%, due 3/15/15                                     15,000         14,813
 Series Q
 6.75%, due 6/1/16                                       15,000         15,000
Omega Healthcare Investors, Inc.
 7.00%, due 4/1/14                                       20,000         20,150
Trustreet Properties, Inc.
 7.50%, due 4/1/15                                       25,000         26,716
                                                                  ------------
                                                                        76,679
                                                                  ------------
RETAIL (1.2%)
CVS Caremark Corp.
 5.789%, due 1/10/26 (b)                                103,856        103,390
 6.302%, due 6/1/37 (a)                                 560,000        545,699
Harry & David Holdings, Inc.
 9.00%, due 3/1/13                                        5,000          4,788
Rite Aid Corp.
 7.50%, due 1/15/15 (d)                                  45,000         42,750
 8.625%, due 3/1/15                                      20,000         17,750
 9.375%, due 12/15/15 (b)                                15,000         13,838
 9.50%, due 6/15/17 (b)                                  15,000         13,875
Star Gas Partners, L.P./Star Gas Finance Co.
 Series B
 10.25%, due 2/15/13                                     13,000         13,553
Toys "R" Us, Inc.
 7.625%, due 8/1/11                                      15,000         13,425
Wal-Mart Stores, Inc.
 6.50%, due 8/15/37                                     495,000        520,583
Yum! Brands, Inc.
 6.25%, due 3/15/18                                     500,000        501,150
                                                                  ------------
                                                                     1,790,801
                                                                  ------------
SAVINGS & LOANS (0.3%)
Washington Mutual Bank
 5.95%, due 5/20/13                                     535,000        509,384
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SOFTWARE (0.0%)++
Serena Software, Inc.
 10.375%, due 3/15/16                               $     5,000   $      5,175
                                                                  ------------

TELECOMMUNICATIONS (0.5%)
Centennial Cellular Operating Co./ Centennial
 Communications Corp.
 10.125%, due 6/15/13                                     5,000          5,313
Citizens Communications Co.
 7.125%, due 3/15/19                                    300,000        295,500
Dobson Cellular Systems, Inc.
 8.375%, due 11/1/11                                     10,000         10,600
 Series B
 8.375%, due 11/1/11                                     10,000         10,600
GCI, Inc.
 7.25%, due 2/15/14                                      15,000         13,706
Intelsat Corp.
 9.00%, due 6/15/16                                      15,000         15,338
iPCS, Inc.
 7.481%, due 5/1/13 (a)                                   5,000          4,875
Lucent Technologies, Inc.
 5.50%, due 11/15/08                                     20,000         19,800
 6.45%, due 3/15/29                                      60,000         50,100
PAETEC Holding Corp.
 9.50%, due 7/15/15 (b)                                  10,000         10,250
PanAmSat Corp.
 9.00%, due 8/15/14                                      12,000         12,240
Qwest Communications International, Inc.
 7.25%, due 2/15/11                                      10,000         10,100
Qwest Corp.
 7.50%, due 10/1/14                                      10,000         10,438
 8.875%, due 3/15/12                                     20,000         21,900
Sprint Nextel Corp.
 6.00%, due 12/1/16                                     300,000        288,453
                                                                  ------------
                                                                       779,213
                                                                  ------------
TEXTILES (0.0%)++
INVISTA
 9.25%, due 5/1/12 (b)                                   30,000         31,650
                                                                  ------------

TRANSPORTATION (0.2%)
Atlantic Express Transportation Corp.
 12.455%, due 4/15/12 (a)                                10,000          9,600
St. Acquisition Corp.
 12.50%, due 5/15/17 (b)(d)                              10,000          6,375
Union Pacific Corp.
 3.625%, due 6/1/10                                     329,000        318,241
                                                                  ------------
                                                                       334,216
                                                                  ------------

 16 MainStay Intermediate Term Bond Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
TRUCKING & LEASING (0.0%)++
Greenbrier Cos., Inc.
 8.375%, due 5/15/15                                $    15,000   $     14,831
                                                                  ------------
Total Corporate Bonds
 (Cost $20,856,592)                                                 20,552,300
                                                                  ------------
FOREIGN CORPORATE BONDS (5.5%)
------------------------------------------------------------------------------
BERMUDA (0.4%)
Asia Aluminum Holdings, Ltd.
 8.00%, due 12/23/11 (b)                                420,000        407,946
Citic Resources Finance, Ltd.
 6.75%, due 5/15/14 (b)                                 200,000        192,000
                                                                  ------------
                                                                       599,946
                                                                  ------------
BRAZIL (0.6%)
Companhia Brasileira de Bebidas
 10.50%, due 12/15/11                                   800,000        940,000
                                                                  ------------

CANADA (0.1%)
Angiotech Pharmaceuticals, Inc.
 9.371%, due 12/1/13 (a)                                  5,000          4,950
CanWest MediaWorks, Inc.
 8.00%, due 9/15/12                                      13,000         12,675
CanWest MediaWorks, L.P.
 9.25%, due 8/1/15 (b)                                   15,000         15,225
Catalyst Paper Corp.
 7.375%, due 3/1/14                                      15,000         10,988
Nortel Networks, Ltd.
 10.75%, due 7/15/16 (b)                                 10,000         10,425
Nova Chemicals Corp.
 8.484%, due 11/15/13 (a)                                 5,000          4,913
Quebecor Media, Inc.
 7.75%, due 3/15/16                                      10,000          9,675
Quebecor World, Inc.
 9.75%, due 1/15/15 (b)                                  25,000         24,375
Rogers Wireless, Inc.
 9.625%, due 5/1/11                                      50,000         56,194
Videotron, Ltee
 6.375%, due 12/15/15                                    15,000         14,475
                                                                  ------------
                                                                       163,895
                                                                  ------------
CAYMAN ISLANDS (0.5%)
Cosan Finance, Ltd.
 7.00%, due 2/1/17 (b)                                  220,000        211,750
Vale Overseas, Ltd.
 6.25%, due 1/23/17                                     255,000        257,834
 6.875%, due 11/21/36                                    50,000         51,977
 8.25%, due 1/17/34                                     185,000        222,042
                                                                  ------------
                                                                       743,603
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CHILE (0.2%)
Corporacion Nacional del Cobre-Codelco, Inc.
 4.75%, due 10/15/14 (b)                            $   330,000   $    313,541
                                                                  ------------

JAPAN (0.2%)
Nippon Life Insurance Co.
 4.875%, due 8/9/10 (b)                                 250,000        248,156
                                                                  ------------
LUXEMBOURG (0.7%)
Covidien International Finance S.A.
 6.00%, due 10/15/17 (b)                                385,000        390,189
Gazprom International S.A.
 7.201%, due 2/1/20 (b)                                 380,690        391,159
Millicom International Cellular S.A.
 10.00%, due 12/1/13                                     10,000         10,763
TNK-BP Finance S.A.
 7.50%, due 7/18/16 (b)                                 285,000        277,875
                                                                  ------------
                                                                     1,069,986
                                                                  ------------
MEXICO (0.7%)
Controladora Mabe S.A. de C.V.
 6.50%, due 12/15/15                                    180,000        182,700
Grupo Gigante S.A. de C.V.
 8.75%, due 4/13/16 (b)(d)                              205,000        213,200
Kansas City Southern de
 Mexico S.A. de C.V.
 7.375%, due 6/1/14 (b)                                   5,000          5,000
Satelites Mexicanos S.A. de C.V.
 13.948%, due 11/30/11 (a)                               15,000         15,525
Telefonos de Mexico S.A. de C.V.
 5.50%, due 1/27/15                                     125,000        123,438
United Mexican States
 7.50%, due 1/14/12                                     240,000        264,000
 8.125%, due 12/30/19                                   300,000        370,800
                                                                  ------------
                                                                     1,174,663
                                                                  ------------
NETHERLANDS (0.8%)
ATF Capital B.V.
 9.25%, due 2/21/14 (b)                                 280,000        288,400
Lukoil International Finance B.V.
 6.356%, due 6/7/17 (b)                                 795,000        765,188
Siemens Financieringsmaatschappij N.V.
 6.125%, due 8/17/26 (b)                                265,000        267,540
                                                                  ------------
                                                                     1,321,128
                                                                  ------------
QATAR (0.4%)
Ras Laffan Liquefied Natural
 Gas Co., Ltd. III
 6.332%, due 9/30/27 (b)                                580,000        571,799
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   17

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FOREIGN CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
SINGAPORE (0.2%)
SP PowerAssets, Ltd.
 5.00%, due 10/22/13 (b)                            $   305,000   $    294,744
                                                                  ------------

UNITED ARAB EMIRATES (0.2%)
DP World, Ltd.
 6.85%, due 7/2/37 (b)                                  310,000        311,217
                                                                  ------------

UNITED KINGDOM (0.5%)
BSKYB Finance UK PLC
 6.50%, due 10/15/35 (b)                                230,000        225,405
Vodafone Group PLC
 4.625%, due 7/15/18                                    340,000        306,979
 5.75%, due 3/15/16                                     300,000        300,982
                                                                  ------------
                                                                       833,366
                                                                  ------------
Total Foreign Corporate Bonds
 (Cost $8,449,294)                                                   8,586,044
                                                                  ------------

FOREIGN GOVERNMENT BOND (0.2%)
------------------------------------------------------------------------------
ARGENTINA (0.2%)
Republic of Argentina
 8.28%, due 12/31/33                                    300,688        304,447
                                                                  ------------
Total Foreign Government Bond
 (Cost $322,434)                                                       304,447
                                                                  ------------

MORTGAGE-BACKED SECURITIES (6.5%)
------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (6.5%)
Banc of America Commercial Mortgage, Inc.
 Series 2005-5, Class A2
 5.001%, due 10/10/45                                   750,000        746,121
Bayview Commercial Asset Trust
 Series 2006-4A, Class A1
 5.361%, due 12/25/36 (a)(b)                            264,620        263,007
Citigroup Commercial Mortgage Trust
 Series 2004-C2, Class A5
 4.733%, due 10/15/41                                   760,000        725,334
Citigroup/Deutsche Bank Commercial Mortgage Trust
 Series 2005-CD1, Class A4
 5.225%, due 7/15/44                                    540,000        531,127
Commercial Mortgage
 Pass-Through Certificates
 Series 2006-C7, Class A4
 5.961%, due 6/10/46 (a)                                435,000        441,645

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
Credit Suisse Mortgage
 Capital Certificates
 Series 2006-C4, Class AJ
 5.538%, due 9/15/39 (a)                            $ 1,940,000   $  1,860,180
Four Times Square Trust
 Series 2006-4TS, Class A
 5.401%, due 12/13/28 (b)                               470,000        450,721
Greenwich Capital Commercial Funding Corp.
 Series 2006-GG7, Class A4
 6.109%, due 7/10/38 (a)                                265,000        271,525
LB-UBS Commercial Mortgage Trust
 Series 2004-C2, Class A2
 3.246%, due 3/15/29                                    600,000        586,779
 Series 2004-C7, Class A1
 3.625%, due 10/15/29                                   505,686        498,267
 Series 2005-C7, Class A4
 5.197%, due 11/15/30                                   565,000        551,111
 Series 2006-C4, Class A4
 5.883%, due 6/15/38 (a)                                400,000        409,250
Merrill Lynch Mortgage Trust
 Series 2004-MKB1, Class A1
 3.563%, due 2/12/42                                    425,284        420,161
 Series 2004-BPC1, Class A5
 4.855%, due 10/12/41 (a)                             1,415,000      1,362,012
Mortgage Equity Conversion Asset Trust
 Series 2007-FF2, Class A
 4.66%, due 2/25/42 (a)(b)(f))                          500,000        483,905
Murcie Lago International, Ltd.
 Series 2006-1X, Class A
 5.359%, due 3/27/11 (a)(f)                             285,000        283,401
Timberstar Trust
 Series 2006-1, Class A
 5.668%, due 10/15/36 (b)(f)                            160,000        159,000
Wachovia Bank Commercial Mortgage Trust
 Series 2004-C14, Class A1
 3.477%, due 8/15/41                                    166,797        164,317
                                                                  ------------
Total Mortgage-Backed Securities
 (Cost $10,469,065)                                                 10,207,863
                                                                  ------------

MUNICIPAL BONDS (0.5%)
------------------------------------------------------------------------------
TEXAS (0.2%)
Harris County Texas Industrial Development Corp.
 Solid Waste Deer Park
 5.683%, due 3/1/23 (a)                                 390,000        386,666
                                                                  ------------

 18 MainStay Intermediate Term Bond Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
MUNICIPAL BONDS (CONTINUED)
------------------------------------------------------------------------------
WEST VIRGINIA (0.3%)
Tobacco Settlement Finance Authority of West
 Virginia
 7.467%, due 6/1/47                                 $   450,000   $    441,167
                                                                  ------------
Total Municipal Bonds
 (Cost $840,000)                                                       827,833
                                                                  ------------

U.S. GOVERNMENT & FEDERAL AGENCIES (66.2%)
------------------------------------------------------------------------------
FANNIE MAE (COLLATERALIZED MORTGAGE OBLIGATION) (0.3%)
 Series 2006-B1, Class AB
 6.00%, due 6/25/16                                     486,370        491,262
                                                                  ------------

FANNIE MAE GRANTOR TRUST
 (COLLATERALIZED MORTGAGE OBLIGATION) (0.1%)
 Series 1998-M6, Class A2
 6.32%, due 8/15/08 (g)                                 107,241        107,522
                                                                  ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION (0.2%)
 5.625%, due 11/23/35                                   400,000        395,500
                                                                  ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION
 (MORTGAGE PASS-THROUGH SECURITIES) (8.0%)
 3.00%, due 8/1/10                                      312,841        300,091
 5.00%, due 8/1/33                                    2,092,700      2,014,105
 5.50%, due 1/1/21                                      921,582        923,202
 5.50%, due 2/1/33                                    1,501,262      1,482,549
 5.50%, due 7/1/34                                    2,100,503      2,073,869
 5.50%, due 1/1/36                                    1,991,049      1,962,323
 5.50%, due 9/1/36                                    1,020,767      1,005,002
 6.00%, due 3/1/36                                    1,296,311      1,305,912
 6.50%, due 4/1/37                                    1,393,530      1,427,233
                                                                  ------------
                                                                    12,494,286
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (3.5%)
 4.625%, due 5/1/13                                     670,000        663,752
 5.125%, due 1/2/14                                     550,000        555,253
 5.25%, due 8/1/12                                    1,440,000      1,467,713
 6.25%, due 2/1/11                                      255,000        267,699
 6.625%, due 9/15/09                                  2,455,000      2,554,786
                                                                  ------------
                                                                     5,509,203
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (25.4%)
 4.50%, due 4/1/18                                      556,707        540,039
 4.50%, due 7/1/18                                    1,632,847      1,583,957
 4.50%, due 11/1/18                                   2,370,789      2,299,804
 5.00%, due 9/1/17                                      960,350        949,397
 5.00%, due 9/1/20                                      803,949        791,951
 5.00%, due 10/1/20                                     812,834        800,703

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
 5.00%, due 12/1/20                                 $ 1,643,814   $  1,619,282
 5.00%, due 7/1/35                                    1,765,909      1,696,642
 5.00%, due 1/1/36                                    1,476,156      1,418,255
V    5.00%, due 2/1/36                                1,269,841      1,220,032
 5.00%, due 5/1/36                                    4,824,506      4,635,267
 5.00%, due 6/1/36                                    1,665,704      1,599,085
 5.50%, due 2/1/17                                      723,265        727,123
V    5.50%, due 6/1/21                                3,766,238      3,773,404
V    5.50%, due 6/1/33                                3,286,064      3,247,415
 5.50%, due 11/1/33                                   1,618,683      1,599,645
 5.50%, due 12/1/33                                   1,131,013      1,117,711
 5.50%, due 6/1/34                                    1,206,674      1,191,655
 5.50%, due 7/1/37                                    2,209,350      2,177,172
 6.00%, due 8/1/17                                      106,960        109,036
 6.00%, due 2/1/27                                      665,840        672,869
 6.00%, due 1/1/33                                      578,063        584,956
 6.00%, due 3/1/33                                      661,383        668,684
 6.00%, due 9/1/35                                    1,250,025      1,260,581
 6.00%, due 6/1/36                                    1,476,846      1,488,002
 6.00%, due 4/1/37                                    1,045,644      1,045,888
 6.50%, due 6/1/31                                      143,943        148,300
 6.50%, due 8/1/31                                      114,374        117,836
 6.50%, due 10/1/31                                      81,953         84,434
 6.50%, due 6/1/32                                      111,454        114,715
 6.50%, due 2/1/37                                      571,920        585,395
                                                                  ------------
                                                                    39,869,235
                                                                  ------------

FREDDIE MAC (COLLATERALIZED MORTGAGE OBLIGATION) (0.4%)
 Series 2632, Class NH
 3.50%, due 6/15/13                                     584,302        564,908
                                                                  ------------

FREDDIE MAC REFERENCE REMIC
 (COLLATERALIZED MORTGAGE OBLIGATION) (1.3%)
 Series R001, Class AE
 4.375%, due 4/15/15                                  2,160,747      2,124,148
                                                                  ------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (0.9%)
 6.00%, due 2/15/29                                      76,757         78,018
 6.00%, due 4/15/29                                     350,027        355,715
 6.00%, due 8/15/32                                     792,527        804,688
 6.50%, due 7/15/28                                      84,098         86,885
 6.50%, due 5/15/29                                      43,500         44,927
                                                                  ------------
                                                                     1,370,233
                                                                  ------------
UNITED STATES TREASURY BONDS (4.1%)
 6.25%, due 8/15/23                                   1,115,000      1,294,097
V    6.25%, due 5/15/30 (d)                           2,655,000      3,192,430
 6.875%, due 8/15/25                                    830,000      1,034,193

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   19

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
------------------------------------------------------------------------------
UNITED STATES TREASURY BONDS (CONTINUED)
 8.75%, due 8/15/20 (d)                             $   620,000   $    859,330
                                                                  ------------
                                                                     6,380,050
                                                                  ------------
UNITED STATES TREASURY NOTES (22.0%)
 3.375%, due 9/15/09                                  1,975,000      1,955,558
V    3.875%, due 9/15/10 (d)                          5,405,000      5,394,444
 3.875%, due 2/15/13 (d)                              1,615,000      1,593,551
V    4.125%, due 8/31/12 (d)                          5,720,000      5,714,188
V    4.50%, due 2/15/09                               3,560,000      3,581,972
V    4.75%, due 5/31/12 (d)                           3,610,000      3,703,918
V    4.75%, due 8/15/17 (d)                           7,039,000      7,194,076
V    4.875%, due 7/31/11 (d)                          5,190,000      5,340,427
                                                                  ------------
                                                                    34,478,134
                                                                  ------------
Total U.S. Government & Federal Agencies
 (Cost $103,329,730)                                               103,784,481
                                                                  ------------

YANKEE BONDS (0.5%)(H)
------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER (0.0%)++
Smurfit Capital Funding PLC
 7.50%, due 11/20/25                                     35,000         33,950
                                                                  ------------
INSURANCE (0.0%)++
Fairfax Financial Holdings, Ltd.
 7.375%, due 4/15/18 (d)                                 20,000         18,600
 8.30%, due 4/15/26 (d)                                  15,000         14,325
                                                                  ------------
                                                                        32,925
                                                                  ------------
PIPELINES (0.5%)
TransCanada Pipelines, Ltd.
 6.35%, due 5/15/67 (a)                                 700,000        677,251
                                                                  ------------
Total Yankee Bonds
 (Cost $763,535)                                                       744,126
                                                                  ------------
Total Long-Term Bonds
 (Cost $151,494,035)                                               151,382,575
                                                                  ------------

                                                         SHARES

COMMON STOCKS (0.0%) ++
------------------------------------------------------------------------------
AIRLINES (0.0%)++
Delta Air Lines, Inc. (d)(i)                                725         15,080
Northwest Airlines, Inc. (i)                                416          7,717
                                                                  ------------
Total Common Stocks
 (Cost $27,602)                                                         22,797
                                                                  ------------


                                                         SHARES          VALUE
CONVERTIBLE PREFERRED STOCK (0.0%)++
------------------------------------------------------------------------------
SOFTWARE (0.0%)++
QuadraMed Corp.
 5.50% (b)(j)(k)                                            100   $      2,350
                                                                  ------------
Total Convertible Preferred Stock
 (Cost $1,800)                                                           2,350
                                                                  ------------

PREFERRED STOCK (0.1%)
------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (0.1%)
Sovereign Real Estate Investment Corp.
 12.00% (b)(j)                                               50         69,825
                                                                  ------------
Total Preferred Stock
 (Cost $76,875)                                                         69,825
                                                                  ------------
                                                      NUMBER OF
                                                       WARRANTS          VALUE

WARRANTS (0.0%)++
------------------------------------------------------------------------------
MEDIA (0.0%)++
Ziff Davis Holdings, Inc.
 Strike Price $0.001
 Expire 8/12/12 (f)(i)                                    1,210   $         12
                                                                  ------------
Total Warrants
 (Cost $11)                                                                 12
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT

SHORT-TERM INVESTMENTS (24.2%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (3.0%)
Deutsche Bank Financial LLC
 4.77%, due 11/1/07                                 $ 2,660,000      2,660,000
Prudential Funding LLC
 4.65%, due 11/1/07                                   1,000,000      1,000,000
Societe Generale North America, Inc.
 4.685%, due 11/6/07                                  1,000,000        999,349
                                                                  ------------
Total Commercial Paper
 (Cost $4,659,349)                                                   4,659,349
                                                                  ------------

 20 MainStay Intermediate Term Bond Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
INVESTMENT COMPANY (21.2%)
State Street Navigator Securities Lending Prime
 Portfolio (m)                                       33,292,427   $ 33,292,427
                                                                  ------------
Total Investment Company
 (Cost $33,292,427)                                                 33,292,427
                                                                  ------------
Total Short-Term Investments
 (Cost $37,951,776)                                                 37,951,776
                                                                  ------------
Total Investments
 (Cost $189,552,099)                                      120.9%   189,429,335(n)
Liabilities in Excess of
 Cash and Other Assets                                    (20.9)   (32,730,731)
                                                    -----------   ------------
Net Assets                                                100.0%  $156,698,604
                                                    ===========   ============

++   Less than one-tenth of a percent.
(a)  Floating rate. Rate shown is the rate in effect at October
     31, 2007.
(b)  May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(c)  Sub-prime mortgage investment. The total market value of these securities at October 31, 2007 is $731,597, which
     represents 0.5% of the Fund's net assets.
(d)  Represents a security, or a portion thereof, which is out on loan. The aggregate market value of such securities is
     $32,587,589; cash collateral of $33,292,427 (included in
     liabilities) was received with which the Fund purchased
     highly liquid short-term investments.
(e)  PIK ("Payment in Kind")--interest or dividend payment is made with additional securities.
(f)  Fair valued security. The total market value of these
     securities at October 31, 2007 is $926,318, which reflects
     0.6% of the Fund's net assets.
(g)  ACES--Alternative Credit Enhancement Structure.
(h)  Yankee Bond--dollar-denominated bond issued in the United
     States by a foreign bank or corporation.
(i)  Non-income producing security.
(j)  Illiquid security. The total market value of these
     securities at October 31, 2007 is $72,175, which represents
     0.0% of the Fund's net assets.
(k)  Restricted security.
(l)  Issue in default.
(m)  Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(n)  At October 31, 2007, cost is $189,581,504 for federal income tax purposes and net unrealized depreciation is as follows:

      Gross unrealized appreciation                       $  1,296,848
      Gross unrealized depreciation                         (1,449,017)
                                                          ------------
      Net unrealized depreciation                         $   (152,169)
                                                          ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   21

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2007

ASSETS:
Investment in securities, at value (identified
  cost $189,552,099) including $32,587,589
  market value of securities loaned             $189,429,335
Cash                                                  36,593
Receivables:
  Dividends and interest                           1,398,476
  Investment securities sold                         302,968
  Fund shares sold                                    28,564
Other assets                                           7,924
                                                -------------
    Total assets                                 191,203,860
                                                -------------
LIABILITIES:
Securities lending collateral                     33,292,427
Payables:
  Investment securities purchased                    944,541
  Manager (See Note 3)                                70,534
  Shareholder communication                           21,301
  Professional fees                                   19,016
  Custodian                                           13,900
  Transfer agent (See Note 3)                         12,150
  NYLIFE Distributors (See Note 3)                     7,610
  Fund shares redeemed                                 1,971
  Trustees                                             1,017
Accrued expenses                                       4,799
Dividend payable                                     115,990
                                                -------------
    Total liabilities                             34,505,256
                                                -------------
Net assets                                      $156,698,604
                                                =============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share) 1
  billion shares authorized                     $     16,101
Additional paid-in capital                       162,849,253
                                                -------------
                                                 162,865,354
Accumulated distributions in excess of net
  investment income                                  (68,223)
Accumulated net realized loss on investments
  and foreign currency transactions               (5,975,763)
Net unrealized depreciation on investments          (122,764)
                                                -------------
Net assets                                      $156,698,604
                                                =============
CLASS A
Net assets applicable to outstanding shares     $ 10,820,798
                                                =============
Shares of capital stock outstanding                1,112,105
                                                =============
Net asset value per share outstanding           $       9.73
Maximum sales charge (4.50% of offering price)          0.46
                                                -------------
Maximum offering price per share outstanding    $      10.19
                                                =============
CLASS B
Net assets applicable to outstanding shares     $  2,967,638
                                                =============
Shares of capital stock outstanding                  304,660
                                                =============
Net asset value and offering price per share
  outstanding                                   $       9.74
                                                =============
CLASS C
Net assets applicable to outstanding shares     $  2,688,784
                                                =============
Shares of capital stock outstanding                  275,849
                                                =============
Net asset value and offering price per share
  outstanding                                   $       9.75
                                                =============
CLASS I
Net assets applicable to outstanding shares     $140,221,384
                                                =============
Shares of capital stock outstanding               14,408,716
                                                =============
Net asset value and offering price per share
  outstanding                                   $       9.73
                                                =============

 22 MainStay Intermediate Term Bond Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2007

INVESTMENT INCOME:
INCOME:
  Interest                                        $7,897,625
  Income from securities loaned--net                  54,028
  Dividends                                            6,000
                                                  -----------
    Total income                                   7,957,653
                                                  -----------
EXPENSES:
  Manager (See Note 3)                               876,978
  Transfer agent--Classes A, B and C (See Note
    3)                                                55,584
  Transfer agent--Class I (See Note 3)                10,880
  Professional fees                                   56,057
  Registration                                        53,286
  Custodian                                           51,373
  Distribution/Service--Class A (See Note 3)          23,783
  Service--Class B (See Note 3)                        7,406
  Service--Class C (See Note 3)                        4,432
  Distribution--Class B (See Note 3)                  22,217
  Distribution--Class C (See Note 3)                  13,296
  Shareholder communication                           20,063
  Trustees                                             6,838
  Miscellaneous                                       12,025
                                                  -----------
    Total expenses before waiver/reimbursement     1,214,218
  Expense waiver/reimbursement from Manager (See
    Note 3)                                          (98,593)
                                                  -----------
    Net expenses                                   1,115,625
                                                  -----------
Net investment income                              6,842,028
                                                  -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on:
  Security transactions                              685,301
  Foreign currency transactions                          199
                                                  -----------
Net realized gain on investments and foreign
  currency transactions                              685,500
                                                  -----------
Net change in unrealized appreciation on:
  Security transactions                             (383,391)
  Translation of other assets and liabilities in
    foreign currencies                                    (4)
                                                  -----------
Net change in unrealized appreciation on
  investments and foreign currency transactions     (383,395)
                                                  -----------
Net realized and unrealized gain on investments
  and foreign currency transactions                  302,105
                                                  -----------
Net increase in net assets resulting from
  operations                                      $7,144,133
                                                  ===========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   23

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2007 AND OCTOBER 31, 2006

                                             2007           2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income               $  6,842,028   $  5,815,721
 Net realized gain (loss) on
  investments and foreign currency
  transactions                            685,500     (1,336,883)
 Net change in unrealized
  appreciation on investments and
  foreign currency transactions          (383,395)     1,645,338
                                     ---------------------------
 Net increase in net assets
  resulting from operations             7,144,133      6,124,176
                                     ---------------------------

Dividends to shareholders:
 From net investment income:
   Class A                               (442,176)      (343,441)
   Class B                               (114,993)      (101,160)
   Class C                                (68,304)       (41,743)
   Class I                             (6,645,528)    (5,267,060)
                                     ---------------------------
 Total dividends to shareholders       (7,271,001)    (5,753,404)
                                     ---------------------------

Capital share transactions:
 Net proceeds from sale of shares      25,902,085     25,493,966
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends                          5,919,203      4,585,815
 Cost of shares redeemed              (14,364,382)   (20,358,156)
 Net asset value of shares converted (See Note
  1):
   Class A                                332,903        983,273
   Class B                               (332,903)      (983,273)
                                     ---------------------------
   Increase in net assets derived
    from capital share transactions    17,456,906      9,721,625
                                     ---------------------------
   Net increase in net assets          17,330,038     10,092,397

NET ASSETS:
Beginning of year                     139,368,566    129,276,169
                                     ---------------------------
End of year                          $156,698,604   $139,368,566
                                     ===========================
Accumulated undistributed
 (distributions in excess of) net
 investment income at end of year    $    (68,223)  $    324,100
                                     ===========================

 24 MainStay Intermediate Term Bond Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     25

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                           CLASS A
                                                       ------------------------------------------------
                                                                                            JANUARY 2,
                                                                                               2004*
                                                                                              THROUGH
                                                           YEAR ENDED OCTOBER 31,           OCTOBER 31,
                                                        2007         2006        2005          2004
Net asset value at beginning of period                 $  9.74      $ 9.72      $ 9.98        $ 9.86
                                                       -------      ------      ------      -----------
Net investment income                                     0.43        0.39        0.34          0.25
Net realized and unrealized gain (loss) on
  investments                                             0.01        0.00(a)    (0.28)         0.12
Net realized and unrealized gain (loss) on foreign
  currency transactions                                   0.00(a)    (0.00)(a)      --            --
                                                       -------      ------      ------      -----------
Total from investment operations                          0.44        0.39        0.06          0.37
                                                       -------      ------      ------      -----------
Less dividends:
  From net investment income                             (0.45)      (0.37)      (0.32)        (0.25)
                                                       -------      ------      ------      -----------
Net asset value at end of period                       $  9.73      $ 9.74      $ 9.72        $ 9.98
                                                       =======      ======      ======      ===========
Total investment return (b)                               4.63%       4.14%       0.63%         3.79%(c)
Ratios (to average net assets)/Supplemental Data:
  Net investment income                                   4.35%       3.94%       3.45%         2.89%+
  Net expenses                                            1.10%       1.10%       1.08%         1.19%+
  Expenses (before waiver/reimbursement)                  1.38%       1.32%       1.41%         1.37%+
Portfolio turnover rate                                     70%        146%(d)     192%(d)       193%
Net assets at end of period (in 000's)                 $10,821      $9,468      $8,062        $8,084

                                                                           CLASS C
                                                       -----------------------------------------------
                                                                                           JANUARY 2,
                                                                                              2004*
                                                                                             THROUGH
                                                           YEAR ENDED OCTOBER 31,          OCTOBER 31,
                                                        2007        2006        2005          2004
Net asset value at beginning of period                 $ 9.76      $ 9.73      $ 9.99         $9.86
                                                       ------      ------      ------      -----------
Net investment income                                    0.35        0.32        0.26          0.19
Net realized and unrealized gain (loss) on
  investments                                            0.02        0.01       (0.27)         0.13
Net realized and unrealized gain (loss) on foreign
  currency transactions                                  0.00(a)    (0.00)(a)      --            --
                                                       ------      ------      ------      -----------
Total from investment operations                         0.37        0.33       (0.01)         0.32
                                                       ------      ------      ------      -----------
Less dividends:
  From net investment income                            (0.38)      (0.30)      (0.25)        (0.19)
                                                       ------      ------      ------      -----------
Net asset value at end of period                       $ 9.75      $ 9.76      $ 9.73         $9.99
                                                       ======      ======      ======      ===========
Total investment return (b)                              3.86%       3.46%      (0.11%)        3.25%(c)
Ratios (to average net assets)/Supplemental Data:
  Net investment income                                  3.60%       3.19%       2.70%         2.14%+
  Net expenses                                           1.85%       1.85%       1.83%         1.94%+
  Expenses (before waiver/reimbursement)                 2.13%       2.07%       2.16%         2.12%+
Portfolio turnover rate                                    70%        146%(d)     192%(d)       193%
Net assets at end of period (in 000's)                 $2,689      $1,464      $1,708         $ 937

*    Commencement of operations.
+    Annualized.
(a)  Less than one cent per share.
(b)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  The portfolio turnover rate not including mortgage dollar rolls was 64% and 76% for the years ended October 31, 2006 and 2005, respectively.
(e)  Per share data based on average shares outstanding during the period.

 26 MainStay Intermediate Term Bond Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                          CLASS B
    ---------------------------------------------------
                                            JANUARY 2,
                                               2004*
                                              THROUGH
          YEAR ENDED OCTOBER 31,            OCTOBER 31,
     2007         2006          2005           2004
    $ 9.76      $    9.73      $  9.99       $   9.86
    ------      ---------      -------      -----------
      0.35           0.32         0.26           0.19
      0.01           0.01        (0.27)          0.13
      0.00(a)       (0.00)(a)       --             --
    ------      ---------      -------      -----------
      0.36           0.33        (0.01)          0.32
    ------      ---------      -------      -----------
     (0.38)         (0.30)       (0.25)         (0.19)
    ------      ---------      -------      -----------
    $ 9.74      $    9.76      $  9.73       $   9.99
    ======      =========      =======      ===========
      3.75%          3.46%       (0.11%)         3.25%(c)
      3.60%          3.19%        2.70%          2.14%+
      1.85%          1.85%        1.83%          1.94%+
      2.13%          2.07%        2.16%          2.12%+
        70%           146%(d)      192%(d)        193%
    $2,968      $   2,912      $ 4,359       $  2,732

                                                  CLASS I
    ----------------------------------------------------------------------------------------------------
                                           YEAR ENDED OCTOBER 31,
      2007                   2006                   2005                   2004                   2003
    $   9.75               $   9.72               $  10.00               $   9.83               $   9.66
    --------               --------               --------               --------               --------
        0.46                   0.41                   0.38                   0.34                   0.36(e)
        0.01                   0.03                  (0.28)                  0.17                   0.18
        0.00(a)               (0.00)(a)                 --                     --                     --
    --------               --------               --------               --------               --------
        0.47                   0.44                   0.10                   0.51                   0.54
    --------               --------               --------               --------               --------
       (0.49)                 (0.41)                 (0.38)                 (0.34)                 (0.37)
    --------               --------               --------               --------               --------
    $   9.73               $   9.75               $   9.72               $  10.00               $   9.83
    ========               ========               ========               ========               ========
        4.94%                  4.70%                  0.97%                  5.30%                  5.69%
        4.75%                  4.34%                  3.81%                  3.33%                  3.66%
        0.70%                  0.70%                  0.72%                  0.75%                  0.75%
        0.74%                  0.76%                  0.86%                  0.93%                  0.90%
          70%                   146%(d)                192%(d)                193%                   153%
    $140,221               $125,525               $115,147               $154,620               $133,041

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   27

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Intermediate Term Bond Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class I shares commenced on January 2, 1991. Class A shares, Class B shares and Class C shares commenced on January 2, 2004. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within up to six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. As approved by the Board of Directors in 1997, Class B shares convert to Class A shares eight years after the date they were purchased. The four classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek to maximize total return, consistent with liquidity, low risk to principal and investment in debt securities.

The Fund also invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, as defined in Note 3, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not a current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2007, the Fund held securities with a value of $926,318, that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3, conclude that such events may have effected the accuracy of the last price reported on the local foreign market, the

 28 MainStay Intermediate Term Bond Fund

Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and includes gains and losses from repayments of principal on mortgage-backed securities. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B) on page
31) are allocated to separate classes of shares pro rata based upon their relative net assets value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(H) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as

                                                      www.mainstayfunds.com   29
collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(I) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 5 on page 32.)

(J) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:
(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager") a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. NYLIM also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

The Fund is contractually obligated to pay NYLIM a monthly fee for services performed and facilities furnished at an annual rate of 0.60% of the average daily net assets of the Fund.

Effective March 1, 2007, NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Class A, 1.10%; Class B, 1.85%; Class C, 1.85%; and Class I, 0.70%. This expense limitation may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the year ended October 31, 2007, NYLIM earned fees from the Fund in the amount of $876,978 and waived its fees in the amount of $90,556. For the period November 1, 2006 through July 31, 2007, NYLIM reimbursed the transfer agency fees of Class A, Class B and Class C shares of the Fund in the amount of $8,037.

As of October 31, 2007, the amounts of waived fees that are subject to possible recoupment by NYLIM, and the related expiration dates are as follows:

       OCTOBER 31,
 2008*    2009      2010       TOTAL
$64,905  $99,825   $98,593   $263,323
--------------------------------------

* The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

Prior to March 1, 2007, NYLIM had an agreement in place under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses did not exceed 0.70% of the Fund's average daily net assets for its Class I shares. NYLIM also applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund. In addition, NYLIM also had an agreement in place under which it had agreed to reimburse the transfer agency fees of the Class A shares of the Fund so that total ordinary operating expenses did not exceed 1.10% of the average daily net assets for Class A shares. NYLIM also applied an equivalent reimbursement, in an equal amount of basis points, to the Fund's Class B and Class C shares.

State Street Bank & Trust Company ("SSBT"), One Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation

 30 MainStay Intermediate Term Bond Fund
of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $2,756 for the year ended October 31, 2007. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $46, $6,211 and $165, respectively, for the year ended October 31, 2007.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the year ended October 31, 2007, amounted to $66,464.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts, effective March 1, 2007. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(F) CAPITAL. At October 31, 2007, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                               $     1,111        0.0*%
----------------------------------------------------------------
Class B                                     1,087        0.0*
----------------------------------------------------------------
Class C                                     1,088        0.0*
----------------------------------------------------------------
Class I                                78,550,300       56.0
----------------------------------------------------------------

* Less than one-tenth of a percent.

(G) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2007, these fees, which are included in professional fees shown on the Statement of Operations, were $7,221.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2007, the components of accumulated gain/(loss) on a tax basis were as follows:

             ACCUMULATED       OTHER         UNREALIZED          TOTAL
 ORDINARY      CAPITAL       TEMPORARY      APPRECIATION      ACCUMULATED
  INCOME     GAIN (LOSS)    DIFFERENCES    (DEPRECIATION)     GAIN (LOSS)
 $47,767     $(5,946,358)    $(115,990)      $(152,169)       $(6,166,750)
 -------------------------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciations is primarily due to wash sale loss deferrals.

The other temporary differences are primarily due to distribution payable.

The following table discloses the current year reclassifications between accumulated distributions in excess of net investment income, accumulated net realized loss on investments and additional paid-in capital, arising from permanent differences; net assets at October 31, 2007 are not affected.

  ACCUMULATED      ACCUMULATED
 UNDISTRIBUTED     NET REALIZED
 NET INVESTMENT   GAIN (LOSS) ON     ADDITIONAL
 INCOME (LOSS)     INVESTMENTS     PAID-IN CAPITAL
    $36,650          $3,318,657      $(3,355,307)
 -------------------------------------------------

The reclassifications for the Fund are primarily due to paydowns, foreign currency reclassifications, and expiration of capital loss carryforwards.

At October 31, 2007, for federal income tax purposes, capital loss carryforwards of $5,946,358 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is

                                                      www.mainstayfunds.com   31
probable that the capital gains so offset will not be distributed to shareholders.

           CAPITAL LOSS           CAPITAL LOSS
        AVAILABLE THROUGH       AMOUNTS (000'S)
               2008                 $ 3,661
               2010                     897
               2014                   1,388
       -------------------------------------------
                                    $ 5,946
       -------------------------------------------

The Fund utilized $676,871 of capital loss carryforwards during the year ended October 31, 2007. The Fund had $3,355,307 of capital loss carryforwards that expired.

The tax character of distributions paid during the years ended October 31, 2007 and October 31, 2006, shown in the Statement of Changes in Net Assets, was as follows:

                                            2007          2006
Distributions paid from:
  Ordinary Income                    $7,271,001    $5,753,404
--------------------------------------------------------------

NOTE 5--RESTRICTED SECURITIES:

As of October 31, 2007, the Fund held restricted securities as follows:

                            DATE OF                     10/31/07   PERCENTAGE OF
SECURITY                ACQUISITION   SHARES     COST      VALUE      NET ASSETS
QuadraMed Corp.
 Convertible
 Preferred Stock            6/16/04      100   $1,800   $  2,350             0.0%(a)
--------------------------------------------------------------------------------

(a) Less than one-tenth of one percent.
NOTE 6--CUSTODIAN:

SSBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds pay a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the year ended October 31, 2007.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2007, purchases and sales of U.S. Government securities were $72,071 and $59,305, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $41,478 and $40,443, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS
(IN 000'S):

CLASS A                                   SHARES      AMOUNT

Year ended October 31, 2007:
Shares sold                                  426      $4,144
Shares issued to shareholders in
  reinvestment of dividends                   41         398
Shares redeemed                             (361)     (3,524)
                                          ------------------
Net increase in shares outstanding
  before conversion                          106       1,018
Shares converted from Class B (See Note
  1)                                          34         333
                                          ------------------
Net increase                                 140      $1,351
                                          ==================
Year ended October 31, 2006:
Shares sold                                  289      $2,797
Shares issued to shareholders in
  reinvestment of dividends                   32         307
Shares redeemed                             (279)     (2,703)
                                          ------------------
Net increase in shares outstanding
  before conversion                           42         401
Shares converted from Class B (See Note
  1)                                         101         983
                                          ------------------
Net increase                                 143      $1,384
                                          ==================

 32 MainStay Intermediate Term Bond Fund

CLASS B                                   SHARES       AMOUNT
Year ended October 31, 2007:
Shares sold                                  128      $  1,243
Shares issued to shareholders in
  reinvestment of dividends                    9            90
Shares redeemed                              (97)         (943)
                                          --------------------
Net increase in shares outstanding
  before conversion                           40           390
Shares reacquired upon conversion into
  Class A (See Note 1)                       (34)         (333)
                                          --------------------
Net increase                                   6      $     57
                                          ====================
Year ended October 31, 2006:
Shares sold                                   70      $    670
Shares issued to shareholders in
  reinvestment of dividends                    8            78
Shares redeemed                             (126)       (1,222)
                                          --------------------
Net decrease in shares outstanding
  before conversion                          (48)         (474)
Shares reacquired upon conversion into
  Class A (See Note 1)                      (101)         (983)
                                          --------------------
Net decrease                                (149)     $ (1,457)
                                          ====================

CLASS C                                   SHARES      AMOUNT
Year ended October 31, 2007:

Shares sold                                  295      $2,860
Shares issued to shareholders in
  reinvestment of dividends                    5          45
Shares redeemed                             (174)     (1,693)
                                          ------------------
Net increase                                 126      $1,212
                                          ==================

Year ended October 31, 2006:

Shares sold                                   62      $  603
Shares issued to shareholders in
  reinvestment of dividends                    3          30
Shares redeemed                              (91)       (884)
                                          ------------------
Net decrease                                 (26)     $ (251)
                                          ==================

CLASS I                                   SHARES       AMOUNT
Year ended October 31, 2007:

Shares sold                                1,817      $ 17,655
Shares issued to shareholders in
  reinvestment of dividends                  554         5,386
Shares redeemed                             (842)       (8,204)
                                          --------------------
Net increase                               1,529      $ 14,837
                                          ====================

Year ended October 31, 2006:

Shares sold                                2,213      $ 21,424
Shares issued to shareholders in
  reinvestment of dividends                  432         4,171
Shares redeemed                           (1,607)      (15,549)
                                          --------------------
Net increase                               1,038      $ 10,046
                                          ====================

NOTE 10--NEW ACCOUNTING PRONOUNCEMENTS:

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation becomes effective for the Fund's 2008 fiscal year, and is to be applied to all open tax years as of the date of effectiveness. Based on Management's analysis, the determination has been made that the adoption of the interpretation on November 1, 2007, did not have an impact on the Fund's financial statements upon adoption. Management continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws, regulations and interpretations, thereof.

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the Fund's financial statement. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

                                                      www.mainstayfunds.com   33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
Eclipse Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Intermediate Term Bond Fund ("the Fund"), one of the funds constituting Eclipse Funds Inc., as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Intermediate Term Bond Fund of Eclipse Funds Inc. as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 20, 2007

 34 MainStay Intermediate Term Bond Fund

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The dividends paid by the Fund during the fiscal year ended October 31, 2007, should be multiplied by 90.8% to arrive at the amount eligible for qualified interest income.

In January 2008, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2007. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2007.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Funds' website at www.mainstayfunds.com; and (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request by calling 1-800-MAINSTAY (1-800-624-6782); visiting the Funds' website at www.mainstayfunds.com; or on the SEC's website at www.sec.gov.
SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov and may be available by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting of shareholders of Eclipse Funds Inc. (the "Company") was held on May 4, 2007 at the Parsippany, New Jersey offices of New York Life Investment Management LLC. The purpose of the meeting was to elect the following individuals to the Board of Directors of the Company:

  - Susan B. Kerley
  - Alan R. Latshaw
  - Peter Meenan
  - Richard H. Nolan, Jr.
  - Richard S. Trutanic
  - Roman L. Weil
  - John A. Weisser
  - Brian A. Murdock (Interested Director)

There are no other Directors of the Company.

No other business came before the special meeting. The proposal to elect Directors was passed by the shareholders of the Fund as shown below:

INTERMEDIATE TERM                    VOTES
BOND FUND             VOTES FOR    WITHHELD   ABSTENTIONS       TOTAL
Susan B. Kerley     8,766,819.082  2,481.686     0.000      8,769,300.768
-------------------------------------------------------------------------
Alan R. Latshaw     8,766,819.082  2,481.686     0.000      8,769,300.768
-------------------------------------------------------------------------
Peter Meenan        8,766,819.082  2,481.686     0.000      8,769,300.768
-------------------------------------------------------------------------
Richard H. Nolan,
 Jr.                8,766,819.082  2,481.686     0.000      8,769,300.768
-------------------------------------------------------------------------
Richard S.
 Trutanic           8,766,819.082  2,481.686     0.000      8,769,300.768
-------------------------------------------------------------------------
Roman L. Weil       8,766,819.082  2,481.686     0.000      8,769,300.768
-------------------------------------------------------------------------
John A. Weisser     8,766,819.082  2,481.686     0.000      8,769,300.768
-------------------------------------------------------------------------
Brian A. Murdock    8,766,180.038  3,120.730     0.000      8,769,300.768
-------------------------------------------------------------------------

This resulted in approval of the proposal.

                                                      www.mainstayfunds.com   35

DIRECTORS AND OFFICERS

The Directors oversee the Fund and the Manager. Pursuant to notice, a Special Meeting of Shareholders of the Company was held on May 4, 2007, at NYLIM's offices in Parsippany, New Jersey. The Directors listed below were elected to serve the Company effective June 7, 2007.

Each Director serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Director shall tender his or her resignation upon reaching age 72. A Director reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Director shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Directors. The business address of each Director and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Directors and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,                                       NUMBER OF FUNDS  OTHER
                          POSITION(S) HELD                                      IN FUND COMPLEX  DIRECTORSHIPS
        NAME AND          WITH THE COMPANY       PRINCIPAL OCCUPATION(S)        OVERSEEN BY      HELD BY
        DATE OF BIRTH     AND LENGTH OF SERVICE  DURING PAST FIVE YEARS         DIRECTOR         DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR*

        BRIAN A. MURDOCK  Indefinite; Director   Member of the Board of               73         Trustee, Eclipse Funds since
        3/14/56           since June 2007 and    Managers and President (since                   June 2007 (3 funds);
                          Chief Executive        2004) and Chief Executive                       Director, MainStay VP Series
                          Officer since 2006     Officer (since 2006), New                       Fund, Inc., since 2006 (24
                                                 York Life Investment                            portfolios); Director, ICAP
                                                 Management LLC and New York                     Funds, Inc., since 2006 (3
                                                 Life Investment Management                      funds); Trustee, The MainStay
                                                 Holdings LLC; Senior Vice                       Funds since 2006 (21 funds)
                                                 President, New York Life
                                                 Insurance Company (since
                                                 2004); Chairman of the Board
                                                 and President, NYLIFE
                                                 Distributors LLC (since
                                                 2004); Member of the Board of
                                                 Managers, NYLCAP Manager LLC
                                                 and Madison Capital Funding
                                                 LLC (since 2004), MacKay
                                                 Shields LLC and Institutional
                                                 Capital LLC (since 2006), and
                                                 McMorgan & Company LLC (since
                                                 2007); Chief Executive
                                                 Officer, Eclipse Funds (since
                                                 2006); Chairman (2006 to
                                                 2007) and Trustee and Chief
                                                 Executive Officer (since
                                                 2006), The MainStay Funds;
                                                 Chairman (2006 to 2007) and
                                                 Director and Chief Executive
                                                 Officer (since 2006),
                                                 MainStay VP Series Fund,
                                                 Inc.; Director and Chief
                                                 Executive Officer, ICAP
                                                 Funds, Inc. (since 2006);
                                                 Chief Investment Officer,
                                                 MLIM Europe and Asia (2001 to
                                                 2003); President of Merrill
                                                 Japan and Chairman of MLIM's
                                                 Pacific Region (1999 to 2001)
        ----------------------------------------------------------------------------------------------------------------------

* This Director is considered to be an "interested person" of the Company within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."

 36   MainStay Intermediate Term Bond Fund

                          TERM OF OFFICE,                                       NUMBER OF FUNDS  OTHER
                          POSITION(S) WITH                                      IN FUND COMPLEX  DIRECTORSHIPS
        NAME AND          THE COMPANY            PRINCIPAL OCCUPATION(S)        OVERSEEN BY      HELD BY
        DATE OF BIRTH     AND LENGTH OF SERVICE  DURING PAST FIVE YEARS         DIRECTOR         DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

        SUSAN B. KERLEY   Indefinite; Chairman   Partner, Strategic Management        73         Chairman since 2005 and
        8/12/51           since 2005 and         Advisors LLC (since 1990)                       Trustee since 2000, Eclipse
                          Director since 1990                                                    Funds (3 funds); Chairman and
                                                                                                 Director, ICAP Funds, Inc.,
                                                                                                 since 2006 (3 funds);
                                                                                                 Chairman and Trustee, The
                                                                                                 MainStay Funds, since June
                                                                                                 2007 (21 funds); Chairman and
                                                                                                 Director, MainStay VP Series
                                                                                                 Fund, Inc., since June 2007
                                                                                                 (24 portfolios); Trustee,
                                                                                                 Legg Mason Partners Funds,
                                                                                                 Inc., since 1991 (30
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        ALAN R. LATSHAW   Indefinite; Director   Retired; Partner, Ernst &            73         Trustee, Eclipse Funds since
        3/27/51           and Audit Committee    Young LLP (2002 to 2003);                       June 2007 (3 funds);
                          Financial Expert       Partner, Arthur Andersen LLP                    Director, ICAP Funds, Inc.,
                          since June 2007        (1989 to 2002); Consultant to                   since June 2007 (3 funds);
                                                 the Audit and Compliance                        Trustee, The MainStay Funds
                                                 Committee of The MainStay                       since 2006 (21 funds);
                                                 Funds (2004                                     Director, MainStay VP Series
                                                 to 2006)                                        Fund, Inc., since June 2007
                                                                                                 (24 portfolios); Trustee,
                                                                                                 State Farm Associates Funds
                                                                                                 Trusts since 2005 (3
                                                                                                 portfolios); Trustee, State
                                                                                                 Farm Mutual Fund Trust since
                                                                                                 2005 (15 portfolios);
                                                                                                 Trustee, State Farm Variable
                                                                                                 Product Trust since 2005 (9
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        PETER MEENAN      Indefinite; Director   Independent Consultant;              73         Trustee, Eclipse Funds since
        12/5/41           since 2002             President and Chief Executive                   2002 (3 funds); Director,
                                                 Officer, Babson-United, Inc.                    ICAP Funds, Inc., since June
                                                 (financial services firm)                       2007 (3 funds); Trustee, The
                                                 (2000 to 2004); Independent                     MainStay Funds since June
                                                 Consultant (1999 to 2000);                      2007 (21 funds); Director,
                                                 Head of Global Funds,                           MainStay VP Series Fund,
                                                 Citicorp (1995 to 1999)                         Inc., since June 2007 (24
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD H.        Indefinite; Director   Managing Director, ICC               73         Trustee, Eclipse Funds since
        NOLAN, JR.        since June 2007        Capital Management;                             June 2007 (3 funds);
        11/16/46                                 President-- Shields/Alliance,                   Director, ICAP Funds, Inc.,
                                                 Alliance Capital Management                     since June 2007 (3 funds);
                                                 (1994 to 2004)                                  Trustee, The MainStay Funds
                                                                                                 since June 2007 (21 funds);
                                                                                                 Director, MainStay VP Series
                                                                                                 Fund, Inc., since 2006 (24
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite; Director   Chairman (since 1990) and            73         Trustee, Eclipse Funds since
        TRUTANIC          since June 2007        Chief Executive Officer (1990                   June 2007 (3 funds);
        2/13/52                                  to 1999), Somerset Group                        Director, ICAP Funds, Inc.,
                                                 (financial advisory firm);                      since June 2007 (3 funds);
                                                 Managing Director and                           Trustee, The MainStay Funds
                                                 Advisor, The Carlyle Group                      since 1994 (21 funds);
                                                 (private investment firm)                       Director, MainStay VP Series
                                                 (2002                                           Fund, Inc., since June 2007
                                                 to 2004); Senior Managing                       (24 portfolios)
                                                 Director and Partner, Groupe
                                                 Arnault S.A. (private
                                                 investment firm) (1999 to
                                                 2002)
        ----------------------------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     37

                          TERM OF OFFICE,                                       NUMBER OF FUNDS  OTHER
                          POSITION(S) HELD WITH                                 IN FUND COMPLEX  DIRECTORSHIPS
        NAME AND          THE COMPANY AND        PRINCIPAL OCCUPATION(S)        OVERSEEN BY      HELD BY
        DATE OF BIRTH     LENGTH OF SERVICE      DURING PAST FIVE YEARS         DIRECTOR         DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

        ROMAN L. WEIL     Indefinite; Director   V. Duane Rath Professor of           73         Trustee, Eclipse Funds since
        5/22/40           and Audit Committee    Accounting, Graduate School                     June 2007 (3 funds);
                          Financial Expert       of Business, University of                      Director, ICAP Funds, Inc.,
                          since June 2007        Chicago; President, Roman L.                    since June 2007 (3 funds);
                                                 Weil Associates, Inc.                           Trustee, The MainStay Funds
                                                 (consulting firm)                               since June 2007 (21 funds);
                                                                                                 Director, MainStay VP Series
                                                                                                 Fund, Inc., since 1994 (24
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        JOHN A. WEISSER   Indefinite; Director   Retired. Managing Director of        73         Trustee, Eclipse Funds since
        10/22/41          since June 2007        Salomon Brothers, Inc. (1971                    June 2007 (3 funds);
                                                 to 1995)                                        Director, ICAP Funds, Inc.,
                                                                                                 since June 2007 (3 funds);
                                                                                                 Trustee, The MainStay Funds
                                                                                                 since June 2007 (21 funds);
                                                                                                 Director, MainStay VP Series
                                                                                                 Fund, Inc., since 1997 (24
                                                                                                 portfolios); Trustee,
                                                                                                 Direxion Funds (69 funds) and
                                                                                                 Direxion Insurance Trust (45
                                                                                                 funds) since March 2007
        ----------------------------------------------------------------------------------------------------------------------

Lawrence Glacken and Robert P. Mulhearn resigned as Directors of the Company effective June 7, 2007.

At a meeting of the Board of Directors held on June 7 and 8, 2007, the following individuals were appointed to serve as Officers of the Company effective June 7, 2007:

                          POSITION(S) HELD
        NAME AND          WITH THE COMPANY       PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     AND LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           since 2004             York Life Investment Management LLC (including predecessor
        10/19/46                                 advisory organizations) (since 2000); Secretary (since 2001)
                                                 and General Counsel (since 2004), New York Life Investment
                                                 Management Holdings LLC; Senior Vice President, New York
                                                 Life Insurance Company (since 2000); Vice President and
                                                 Secretary, McMorgan & Company LLC (since 2001); Secretary,
                                                 NYLIM Service Company LLC (since 2005), NYLCAP Manager LLC
                                                 (since 2004), Madison Capital Funding LLC (since 2002) and
                                                 Institutional Capital LLC (since 2006); Chief Legal Officer,
                                                 Eclipse Funds, The MainStay Funds and MainStay VP Series
                                                 Fund, Inc. (since 2004), McMorgan Funds (since 2005) and
                                                 ICAP Funds, Inc. (since 2006); Managing Director and Senior
                                                 Counsel, Lehman Brothers Inc. (1998 to 1999); General
                                                 Counsel and Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to 1998)
        -----------------------------------------------------------------------------------------------------
        JACK R.           Treasurer and          Managing Director, New York Life Investment Management LLC
        BENINTENDE        Principal Financial    (since June 2007); Treasurer and Principal Financial and
        5/12/64           and Accounting         Accounting Officer, Eclipse Funds, The MainStay Funds,
                          Officer since June     MainStay VP Series Fund, Inc., ICAP Funds, Inc. (since June
                          2007                   2007); Vice President, Prudential Investments (2000 to
                                                 2007); Assistant Treasurer, JennisonDryden Family of Funds,
                                                 Target Portfolio Trust, The Prudential Series Fund and
                                                 American Skandia Trust (2006 to 2007); Treasurer and
                                                 Principal Financial Officer, The Greater China Fund (2007)
        -----------------------------------------------------------------------------------------------------
        STEPHEN P.        President since March  Senior Managing Director and Chief Marketing Officer, New
        FISHER            2007                   York Life Investment Management LLC (since 2005); Managing
        2/22/59                                  Director--Retail Marketing, New York Life Investment
                                                 Management LLC (2003 to 2005); President, Eclipse Funds, The
                                                 MainStay Funds, MainStay VP Series Fund, Inc., and ICAP
                                                 Funds, Inc. (since March 2007); Managing Director, UBS
                                                 Global Asset Management (1999 to 2003)
        -----------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--       Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration since   predecessor advisory organizations) (since 2000); Executive
        2/8/59            2005                   Vice President, New York Life Trust Company and New York
                                                 Life Trust Company, FSB (since 2006); Vice President--
                                                 Administration, Eclipse Funds, MainStay VP Series Fund,
                                                 Inc., and The MainStay Funds (since 2005) and ICAP Funds,
                                                 Inc. (since 2006)
        -----------------------------------------------------------------------------------------------------

 38   MainStay Intermediate Term Bond Fund

                          POSITION(S) HELD
        NAME AND          WITH THE COMPANY       PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     AND LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS
        ALISON H.         Senior Vice President  Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           and Chief Compliance   2006) and Managing Director and Chief Compliance Officer
        12/16/65          Officer since 2006     (2003 to 2006), New York Life Investment Management LLC and
                                                 New York Life Investment Management Holdings LLC; Senior
                                                 Managing Director, Compliance (since 2006) and Managing
                                                 Director, Compliance (2003 to 2006), NYLIFE Distributors
                                                 LLC; Chief Compliance Officer, NYLCAP Manager LLC; Senior
                                                 Vice President and Chief Compliance Officer, Eclipse Funds,
                                                 The MainStay Funds and MainStay VP Series Fund, Inc., and
                                                 ICAP Funds, Inc. (since 2006); Vice President--Compliance,
                                                 Eclipse Funds, The MainStay Funds and MainStay VP Series
                                                 Fund, Inc. (2004 to 2006); Deputy Chief Compliance Officer,
                                                 New York Life Investment Management LLC (2002 to 2003); Vice
                                                 President and Compliance Officer, Goldman Sachs Asset
                                                 Management (1999 to 2002)
        -----------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Secretary since 2004   Managing Director and Associate General Counsel, New York
        MORRISON*                                Life Investment Management LLC (since 2004); Managing
        3/26/56                                  Director and Secretary, NYLIFE Distributors LLC (since
                                                 2004); Secretary, Eclipse Funds, The MainStay Funds and
                                                 MainStay VP Series Fund, Inc. (since 2004) and ICAP Funds,
                                                 Inc. (since 2006); Chief Legal Officer--Mutual Funds and
                                                 Vice President and Corporate Counsel, The Prudential
                                                 Insurance Company of America (2000 to 2004)
        -----------------------------------------------------------------------------------------------------

* In addition to serving as Secretary to the Company, effective January 1, 2008, Marguerite E.H. Morrison will assume the role of Chief Legal Officer to the Company.

Arphiela Arizmendi resigned as Treasurer and Principal Financial and Accounting Officer of the Company effective June 7, 2007.

Christopher O. Blunt resigned as President of the Company effective March 10, 2007.

Patrick G. Boyle resigned as Executive Vice President of the Company effective June 7, 2007.

Tony H. Elavia resigned as Senior Vice President of the Company effective June 7, 2007.

Alan J. Kirshenbaum resigned as Senior Vice President of the Company effective March 19, 2007.

                                                    www.mainstayfunds.com     39

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay All Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay 130/30 High Yield Fund(2)
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
Chicago, Illinois

MACKAY SHIELDS LLC(3)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                         Not part of the Annual Report

                       This page intentionally left blank

                       This page intentionally left blank

                       This page intentionally left blank

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         Eclipse Funds Inc.

(C) 2007 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

NYLIM-AO11871         (RECYCLE LOGO)                     MS329-07   MSIT11-12/07
                                                                              B4

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    LARGE CAP OPPORTUNITY FUND

                    Message from the President
                    and
                    Annual Report
                    October 31, 2007

MESSAGE FROM
THE PRESIDENT

The 12-month period ended October 31, 2007, was a dynamic one for mutual fund investors. U.S. equity markets generally advanced, with growth stocks out-performing value stocks at all capitalization levels. Although past performance is no guarantee of future results, international stocks as a whole provided even stronger returns for U.S. investors.

The progress of the equity markets, however, was far from steady. In February, weakness in Asian markets led to sharp price declines around the globe. The correction caused many investors to reconsider whether China and other emerging economies could sustain their rapid growth. Fortunately, strong corporate-earnings reports and positive economic news helped the stock market regain its footing.

In July and August, difficulties in the subprime-mortgage market led to another stock-market correction. A number of high-profile mortgage originators either closed their doors or were sold to larger entities. Other leading financial services firms faced major write-offs because of subprime-mortgage exposure.

The Federal Open Market Committee (FOMC) took prompt action to increase liquidity and stabilize the financial markets by lowering the discount rate and the federal funds target rate during the reporting period. These Federal Reserve moves helped calm investor concerns, and the stock market generally advanced from August 16, 2007, the date of an unscheduled FOMC meeting, through the end of October 2007.

Difficulties in the subprime-mortgage market led to a "flight to quality," or a general movement toward fixed-income securities that carry lower risk. As demand for short- and intermediate-term Treasury securities increased, yields fell across much of the maturity spectrum. Yields rose, however, on 20-and 30-year Treasury bonds, and the yield curve steepened during the 12-month reporting period.

High-yield bonds rallied from November 2006 through May 2007. But in June and July, the yield differences--or spreads--between high-yield bonds and comparable Treasury securities began to widen. At the end of October 2007, these spreads were wider than when the reporting period began, making high-yield securities more attractive to investors willing to accept higher risk.

To help investors address the challenges of today's ever-changing markets, New York Life Investment Management LLC provides access to seven institutional investment boutiques, each with its own proprietary research and investment culture. As advisors and subadvisors to MainStay Funds, these boutiques bring a wealth of experience and market insight to our shareholders. The portfolio managers of each MainStay Fund seek to consistently apply time-tested investment principles across a wide variety of market environments.

The report that follows provides more specific information about the market forces and investment decisions that affected your investment in MainStay Funds from November 1, 2006, through October 31, 2007. Please read the report carefully. As you do, bear in mind that this annual report reflects just a short segment of your lifetime investment journey. We look forward to continuing to work with you, wherever that journey may lead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President


                         Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    LARGE CAP OPPORTUNITY FUND

                    MainStay Funds

                    Annual Report

                    October 31, 2007

TABLE OF CONTENTS


Annual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------

Portfolio of Investments                                                      10
--------------------------------------------------------------------------------

Financial Statements                                                          13
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 18
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       23
--------------------------------------------------------------------------------

Federal Income Tax Information                                                24
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  24
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        24
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               24
--------------------------------------------------------------------------------

Directors and Officers                                                        25

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE      SINCE
TOTAL RETURNS            YEAR    INCEPTION
------------------------------------------
With sales charges        1.61%     7.77%
Excluding sales charges   7.52     10.50

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                   MAINSTAY LARGE CAP
                                                 OPPORTUNITY FUND CLASS
                                                            A               RUSSELL 1000 VALUE INDEX       RUSSELL 1000 INDEX
                                                 ----------------------     ------------------------       ------------------
7/29/05                                                  9450.00                    10000.00                    10000.00
                                                         9233.00                     9840.00                     9830.00
                                                        11012.00                    11951.00                    11405.00
10/31/07                                                11840.00                    13246.00                    13120.00

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE      SINCE
TOTAL RETURNS            YEAR    INCEPTION
------------------------------------------
With sales charges        1.84%     8.42%
Excluding sales charges   6.73      9.61

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                   MAINSTAY LARGE CAP
                                                 OPPORTUNITY FUND CLASS
                                                            B               RUSSELL 1000 VALUE INDEX       RUSSELL 1000 INDEX
                                                 ----------------------     ------------------------       ------------------
7/29/05                                                 10000.00                    10000.00                    10000.00
                                                         9750.00                     9840.00                     9830.00
                                                        11127.00                    11951.00                    11405.00
10/31/07                                                12003.00                    13246.00                    13120.00

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE      SINCE
TOTAL RETURNS            YEAR    INCEPTION
------------------------------------------
With sales charges        5.66%     9.57%
Excluding sales charges   6.63      9.57

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                   MAINSTAY LARGE CAP
                                                 OPPORTUNITY FUND CLASS
                                                            C               RUSSELL 1000 VALUE INDEX       RUSSELL 1000 INDEX
                                                 ----------------------     ------------------------       ------------------
7/29/05                                                 10000.00                    10000.00                    10000.00
                                                         9760.00                     9840.00                     9830.00
                                                        11527.00                    11951.00                    11405.00
10/31/07                                                12292.00                    13246.00                    13120.00

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE      SINCE
TOTAL RETURNS            YEAR    INCEPTION
------------------------------------------
                          7.77%    10.71%

(PERFORMANCE GRAPH)

                                                   MAINSTAY LARGE CAP
                                                OPPORTUNITY FUND CLASS I    RUSSELL 1000 VALUE INDEX       RUSSELL 1000 INDEX
                                                ------------------------    ------------------------       ------------------
7/29/05                                                 10000.00                    10000.00                    10000.00
                                                         9780.00                     9840.00                     9830.00
                                                        11675.00                    11951.00                    11405.00
10/31/07                                                12581.00                    13246.00                    13120.00

                                                          ONE      SINCE
BENCHMARK PERFORMANCE                                    YEAR    INCEPTION
--------------------------------------------------------------------------

Russell 1000(R) Value Index(1)                           10.83%    13.27%
Russell 1000(R) Index(2)                                 15.03     12.80
Average Lipper multi-cap value fund(3)                   10.94     11.47

1. The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. Results assume the reinvestment of all income and capital gains. The Russell 1000(R) Value Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
2. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume the reinvestment of all income and capital gains. An investment cannot be made directly in an index.
3. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6   MainStay Large Cap Opportunity Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY LARGE CAP OPPORTUNITY FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2007, to October 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2007, to October 31, 2007.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/07            10/31/07          PERIOD(1)           10/31/07           PERIOD(1)

CLASS A SHARES                        $1,000.00          $986.95            $ 6.26            $1,018.75            $ 6.36
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00          $983.30            $10.00            $1,015.00            $10.16
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00          $983.30            $10.00            $1,015.00            $10.16
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00          $987.70            $ 4.71            $1,020.30            $ 4.79
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's net annualized expense ratio of each class (1.25% for Class A, 2.00% for Class B and Class C, and 0.94% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).

                                                     www.mainstayfunds.com     7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2007

(COMPOSITION PIE CHART)

Common Stocks                                                                     98.40
Short-Term Investments (collateral from securities lending                        15.00
  is 13.0%)
Futures Contracts                                                                  0.10
Liabilities in Excess of Cash and Other Assets                                   (13.50)

See Portfolio of Investments on page 10 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  ExxonMobil Corp.
 2.  General Electric Co.
 3.  AT&T, Inc.
 4.  Chevron Corp.
 5.  JPMorgan Chase & Co.
 6.  Procter & Gamble Co. (The)
 7.  American International Group, Inc.
 8.  ConocoPhillips
 9.  Pfizer, Inc.
10.  Bank of America Corp.

 8   MainStay Large Cap Opportunity Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Daniel Glickman and Victor Samoilovich of New York Life Investment Management LLC

HOW DID MAINSTAY LARGE CAP OPPORTUNITY FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED OCTOBER 31, 2007?

Excluding all sales charges, MainStay Large Cap Opportunity Fund returned 7.52% for Class A shares, 6.73% for Class B shares and 6.63% for Class C shares for the 12 months ended October 31, 2007. Over the same period, the Fund's Class I shares returned 7.77%. All share classes underperformed the 10.94% return of the average Lipper(1) multi-cap value fund and the 10.83% return of the Russell 1000(R) Value Index(2) for the 12 months ended October 31, 2007. The Russell 1000(R) Value Index is the Fund's broad-based securities-market index. See page 5 for returns with sales charges.

WHAT FACTORS ACCOUNTED FOR THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Fund's relative performance was primarily due to positive contributions from stock selection in the industrials and consumer discretionary sectors, which were offset by negative contributions from stock selection in financials, consumer staples and energy.

DURING THE REPORTING PERIOD, WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S RELATIVE PERFORMANCE AND WHICH SECTORS WERE THE WEAKEST?

In terms of relative returns, the Fund's strongest-performing sectors were industrials, materials and consumer discretionary. The Fund's weakest-performing sectors were financials, energy and consumer staples.

WHICH STOCKS WERE THE STRONGEST CONTRIBUTORS DURING THE REPORTING PERIOD AND WHICH STOCKS WERE THE WEAKEST?

The strongest individual contributors to the Fund's performance during the reporting period were ExxonMobil, Chevron and AT&T. The weakest contributors to the Fund's performance were New Century Financial, Radian Group and PMI Group, each of which suffered from the subprime-mortgage crisis.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

The Fund seeks stocks with attractive relative valuations, strong operating results and positive price trends. Among the stocks that fit the Fund's purchase criteria during the reporting period were Marathon Oil and International Business Machines. Among the stocks the Fund sold because of unattractive relative valuations, weakening operating results and deteriorating price trends were Avis Budget Group and Cigna.

WERE THERE ANY CHANGES IN THE FUND'S SECTOR POSITIONING DURING THE REPORTING PERIOD?

Weighting changes in the Fund result from a combination of security performance, industry performance and the Fund's proprietary quantitative security-selection process. During the reporting period, the Fund substantially increased its weightings relative to the Russell 1000(R) Value Index in the utilities and telecommunication services sectors. Over the same period, the Fund's weightings moderately decreased in industrials, financials and consumer staples.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2007, the Fund was overweight relative to the Russell 1000(R) Value Index in health care and energy. As of the same date, the Fund was underweight in the materials and consumer discretionary sectors.


The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or that they may even go down in value. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains. The Fund's use of securities lending presents the risk of default by the borrower, which may result in a loss to the Fund.
1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Russell 1000(R) Value
   Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                     www.mainstayfunds.com     9

PORTFOLIO OF INVESTMENTS +++ OCTOBER 31, 2007


                                                       SHARES        VALUE
COMMON STOCKS (98.4%)+
--------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.6%)
Lockheed Martin Corp.                                    487    $   53,589
Northrop Grumman Corp.                                   507        42,395
Raytheon Co. (a)                                         738        46,944
                                                                ----------
                                                                   142,928
                                                                ----------
AUTO COMPONENTS (0.7%)
Autoliv, Inc.                                            521        32,917
BorgWarner, Inc.                                          28         2,960
                                                                ----------
                                                                    35,877
                                                                ----------
AUTOMOBILES (0.8%)
Ford Motor Co. (a)(b)                                  4,888        43,357
                                                                ----------
BEVERAGES (1.7%)
Coca-Cola Co. (The)                                    1,493        92,208
                                                                ----------
BIOTECHNOLOGY (2.9%)
Amgen, Inc. (b)                                        1,094        63,572
Celgene Corp. (b)                                        689        45,474
Genentech, Inc. (b)                                      660        48,926
                                                                ----------
                                                                   157,972
                                                                ----------
BUILDING PRODUCTS (0.1%)
Armstrong World Industries, Inc. (b)                      98         4,019
                                                                ----------
CAPITAL MARKETS (5.8%)
Bank of New York Mellon Corp. (The)                    1,420        69,367
Goldman Sachs Group, Inc. (The)                          394        97,680
Lehman Brothers Holdings, Inc.                           750        47,505
Morgan Stanley                                         1,507       101,361
                                                                ----------
                                                                   315,913
                                                                ----------
CHEMICALS (0.3%)
Celanese Corp. Class A                                   285        11,959
E.I. du Pont de Nemours & Co.                            137         6,783
                                                                ----------
                                                                    18,742
                                                                ----------
COMMERCIAL BANKS (4.6%)
Comerica, Inc.                                           891        41,592
PNC Financial Services Group, Inc.                       999        72,088
Wachovia Corp.                                         1,378        63,016
Wells Fargo & Co. (a)                                  2,163        73,564
                                                                ----------
                                                                   250,260
                                                                ----------
COMMUNICATIONS EQUIPMENT (0.1%)
ADC Telecommunications, Inc. (b)                         147         2,748
                                                                ----------
COMPUTERS & PERIPHERALS (1.7%)
Hewlett-Packard Co.                                      271        14,005
International Business Machines Corp.                    315        36,578
Seagate Technology (a)                                   760        21,158
Sun Microsystems, Inc. (b)                             4,111        23,474
                                                                ----------
                                                                    95,215
                                                                ----------


                                                       SHARES        VALUE
CONSTRUCTION & ENGINEERING (0.4%)
Shaw Group, Inc. (The) (b)                               308    $   22,977
                                                                ----------
CONSUMER FINANCE (0.8%)
Discover Financial Services                              109         2,104
First Marblehead Corp. (The) (a)                       1,036        40,228
                                                                ----------
                                                                    42,332
                                                                ----------
DIVERSIFIED FINANCIAL SERVICES (8.0%)
V  Bank of America Corp.                               2,365       114,182
Citigroup, Inc.                                        2,346        98,297
V  JPMorgan Chase & Co.                                3,563       167,461
Leucadia National Corp. (a)                            1,169        59,222
                                                                ----------
                                                                   439,162
                                                                ----------
DIVERSIFIED TELECOMMUNICATION SERVICES (5.9%)
V  AT&T, Inc.                                          5,622       234,942
Verizon Communications, Inc.                           1,840        84,769
                                                                ----------
                                                                   319,711
                                                                ----------
ELECTRIC UTILITIES (3.9%)
Duke Energy Corp.                                        539        10,333
Edison International                                     291        16,904
Entergy Corp.                                            451        54,061
FirstEnergy Corp.                                      1,009        70,327
Reliant Energy, Inc. (b)                               2,226        61,260
                                                                ----------
                                                                   212,885
                                                                ----------
ELECTRICAL EQUIPMENT (2.2%)
Emerson Electric Co.                                   1,118        58,438
First Solar, Inc. (a)(b)                                 400        63,524
                                                                ----------
                                                                   121,962
                                                                ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
Tyco Electronics, Ltd.                                   187         6,670
                                                                ----------
ENERGY EQUIPMENT & SERVICES (0.7%)
National Oilwell Varco, Inc. (b)                         491        35,961
                                                                ----------
GAS UTILITIES (1.1%)
Energen Corp.                                            963        61,632
                                                                ----------
HEALTH CARE PROVIDERS & SERVICES (2.2%)
Aetna, Inc.                                            1,028        57,743
WellPoint, Inc. (b)                                      766        60,690
                                                                ----------
                                                                   118,433
                                                                ----------
HOTELS, RESTAURANTS & LEISURE (0.8%)
McDonald's Corp.                                         721        43,044
                                                                ----------
HOUSEHOLD PRODUCTS (3.7%)
Kimberly-Clark Corp.                                     813        57,634
V  Procter & Gamble Co. (The) (a)                      2,096       145,714
                                                                ----------
                                                                   203,348
                                                                ----------

 10   MainStay Large Cap Opportunity Fund             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                       SHARES        VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (1.8%)
Mirant Corp. (b)                                       1,004    $   42,529
NRG Energy, Inc. (a)(b)                                1,230        56,162
                                                                ----------
                                                                    98,691
                                                                ----------
INDUSTRIAL CONGLOMERATES (4.9%)
V  General Electric Co.                                6,490       267,128
                                                                ----------
INSURANCE (8.7%)
ACE, Ltd.                                                 71         4,303
Allstate Corp. (The)                                   1,360        71,264
V  American International Group, Inc.                  2,265       142,967
Arch Capital Group, Ltd. (b)                             758        56,676
Aspen Insurance Holdings, Ltd.                           167         4,569
Chubb Corp. (The)                                      1,043        55,644
Everest Re Group, Ltd.                                   320        34,093
MetLife, Inc.                                            454        31,258
Travelers Cos., Inc. (The)                             1,470        76,749
                                                                ----------
                                                                   477,523
                                                                ----------
INTERNET SOFTWARE & SERVICES (0.4%)
eBay, Inc. (b)                                           350        12,635
WebMD Health Corp. Class A (a)(b)                        234        10,757
                                                                ----------
                                                                    23,392
                                                                ----------
IT SERVICES (0.4%)
Computer Sciences Corp. (b)                              106         6,189
Electronic Data Systems Corp.                            751        16,214
                                                                ----------
                                                                    22,403
                                                                ----------
MACHINERY (0.2%)
Deere & Co.                                               22         3,408
Eaton Corp.                                               98         9,073
                                                                ----------
                                                                    12,481
                                                                ----------
MEDIA (2.8%)
CBS Corp. Class B                                        678        19,459
Liberty Media Holding Corp. Capital Class A (b)          339        42,368
Time Warner, Inc.                                      2,854        52,114
Walt Disney Co. (The)                                  1,042        36,084
                                                                ----------
                                                                   150,025
                                                                ----------
METALS & MINING (1.8%)
Nucor Corp.                                              672        41,677
Southern Copper Corp. (a)                                104        14,529
United States Steel Corp. (a)                            377        40,678
                                                                ----------
                                                                    96,884
                                                                ----------
OIL, GAS & CONSUMABLE FUELS (15.6%)
Apache Corp.                                             247        25,641
V  Chevron Corp.                                       1,934       176,980
V  ConocoPhillips                                      1,599       135,851


                                                       SHARES        VALUE
OIL, GAS & CONSUMABLE FUELS (CONTINUED)
V  ExxonMobil Corp.                                    3,156    $  290,320
Frontier Oil Corp.                                       897        41,074
Marathon Oil Corp.                                     1,143        67,586
Murphy Oil Corp.                                         636        46,829
Tesoro Corp.                                             418        25,302
Valero Energy Corp.                                      606        42,681
                                                                ----------
                                                                   852,264
                                                                ----------
PAPER & FOREST PRODUCTS (1.0%)
International Paper Co.                                1,537        56,808
                                                                ----------
PERSONAL PRODUCTS (0.9%)
NBTY, Inc. (b)                                         1,356        48,274
                                                                ----------
PHARMACEUTICALS (3.7%)
Johnson & Johnson                                        450        29,327
V  Pfizer, Inc.                                        5,468       134,567
Schering-Plough Corp.                                  1,273        38,852
                                                                ----------
                                                                   202,746
                                                                ----------
REAL ESTATE INVESTMENT TRUSTS (1.4%)
Annaly Capital Management, Inc.                        2,380        40,674
General Growth Properties, Inc.                          670        36,421
                                                                ----------
                                                                    77,095
                                                                ----------
SOFTWARE (0.4%)
Cadence Design Systems, Inc. (b)                         314         6,154
Microsoft Corp.                                          462        17,006
                                                                ----------
                                                                    23,160
                                                                ----------
TEXTILES, APPAREL & LUXURY GOODS (0.6%)
Crocs, Inc. (a)(b)                                       471        35,207
                                                                ----------
THRIFTS & MORTGAGE FINANCE (1.2%)
Hudson City Bancorp, Inc.                              3,780        59,195
Washington Mutual, Inc. (a)                              143         3,987
                                                                ----------
                                                                    63,182
                                                                ----------
TOBACCO (1.0%)
Reynolds American, Inc. (a)                              847        54,572
                                                                ----------
WIRELESS TELECOMMUNICATION SERVICES (0.5%)
MetroPCS Communications, Inc. (b)                      1,168        26,280
                                                                ----------
Total Common Stocks
 (Cost $4,939,772)                                               5,375,471
                                                                ----------

SHORT-TERM INVESTMENTS (15.0%)
--------------------------------------------------------------------------
INVESTMENT COMPANY (13.0%)
State Street Navigator Securities Lending Prime
 Portfolio (c)                                       711,040       711,040
                                                                ----------
Total Investment Company
 (Cost $711,040)                                                   711,040
                                                                ----------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11

                                                    PRINCIPAL
                                                       AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------
U.S. GOVERNMENT (2.0%)
United States Treasury Bills
 3.85%, due 1/10/08                                 $100,000    $   99,259
 3.865%, due 1/24/08 (d)                              10,000         9,911
                                                                ----------
Total U.S. Government
 (Cost $109,189)                                                   109,170
                                                                ----------
Total Short-Term Investments
 (Cost $820,229)                                                   820,210
                                                                ----------
Total Investments
 (Cost $5,760,001)                                     113.4%    6,195,681(f)
Liabilities in Excess of Cash and Other Assets         (13.4)     (734,841)
                                                    --------    ----------
Net Assets                                             100.0%   $5,460,840
                                                    ========    ==========

                                                                   UNREALIZED
                                              CONTRACTS          APPRECIATION
                                                   LONG                   (e)
FUTURES CONTRACTS (0.1%)
-----------------------------------------------------------------------------
Standard & Poor's 500 Index
 Mini December 2007                                   1   $             2,850
                                                          -------------------
Total Futures Contracts
 (Settlement Value $77,745)                               $             2,850
                                                          ===================

+++ All of the Fund's assets are maintained to cover "senior securities transactions" which may include, but are not limited to, forwards, TBA's, options and futures. These securities are marked-to-market daily and reviewed against the value of the Fund's "senior securities" holdings to ensure proper coverage for these transactions.
(a) Represents a security, or a portion thereof, which is out on loan. The aggregate market value of such securities is $691,855; cash collateral of $711,040 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)  Non-income producing security.
(c) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)  Segregated, or partially segregated as collateral for futures contracts.
(e) Represents the difference between the value of the contracts at the time they were opened and the value at October 31, 2007.
(f) At October 31, 2007, cost is $5,779,545 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation    $  531,490
Gross unrealized depreciation      (115,354)
                                 ----------
Net unrealized appreciation      $  416,136
                                 ==========

 12   MainStay Large Cap Opportunity Fund             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2007

ASSETS:
Investment in securities, at value (identified
  cost
  $5,760,001) including $691,855 market
  value of securities loaned                      $6,195,681
Cash                                                   3,046
Receivables:
  Manager                                             10,182
  Dividends and interest                               6,883
  Variation margin on futures contracts                  945
  Fund shares sold                                        91
Other assets                                           1,851
                                                  -----------
    Total assets                                   6,218,679
                                                  -----------

LIABILITIES:
Securities lending collateral                        711,040
Payables:
  Shareholder communication                           32,456
  Professional fees                                    7,592
  Custodian                                            2,620
  Transfer agent (See Note 3)                            974
  NYLIFE Distributors (See Note 3)                       150
  Directors                                               35
Accrued expenses                                       2,972
                                                  -----------
    Total liabilities                                757,839
                                                  -----------
Net assets                                        $5,460,840
                                                  ===========

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  1 billion shares authorized                     $      481
Additional paid-in capital                         4,466,492
                                                  -----------
                                                   4,466,973
Accumulated undistributed net investment income       58,485
Accumulated undistributed net realized gain on
  investments and futures transactions               496,852
Net unrealized appreciation on investments and
  futures contracts                                  438,530
                                                  -----------
Net assets                                        $5,460,840
                                                  ===========
CLASS A
Net assets applicable to outstanding shares       $   74,219
                                                  ===========
Shares of capital stock outstanding                    6,542
                                                  ===========
Net asset value per share outstanding             $    11.34
Maximum sales charge (5.50% of offering price)          0.66
                                                  -----------
Maximum offering price per share outstanding      $    12.00
                                                  ===========
CLASS B
Net assets applicable to outstanding shares       $   86,346
                                                  ===========
Shares of capital stock outstanding                    7,690
                                                  ===========
Net asset value and offering price per share
  outstanding                                     $    11.23
                                                  ===========
CLASS C
Net assets applicable to outstanding shares       $   61,464
                                                  ===========
Shares of capital stock outstanding                    5,478
                                                  ===========
Net asset value and offering price per share
  outstanding                                     $    11.22
                                                  ===========
CLASS I
Net assets applicable to outstanding shares       $5,238,811
                                                  ===========
Shares of capital stock outstanding                  461,432
                                                  ===========
Net asset value and offering price per share
  outstanding                                     $    11.35
                                                  ===========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2007

INVESTMENT INCOME:
INCOME:
  Dividends                                         $121,406
  Interest                                             6,743
  Income from securities loaned--net                     894
                                                    ---------
    Total income                                     129,043
                                                    ---------
EXPENSES:
  Manager (See Note 3)                                37,679
  Shareholder communication                           31,865
  Professional fees                                   25,059
  Custodian                                            8,984
  Registration                                         3,677
  Transfer agent--Classes A, B and C (See Note 3)        578
  Transfer agent--Class I (See Note 3)                 1,754
  Distribution--Class B (See Note 3)                     619
  Distribution--Class C (See Note 3)                     519
  Directors                                              908
  Distribution/Service--Class A (See Note 3)             219
  Service--Class B (See Note 3)                          206
  Service--Class C (See Note 3)                          173
  Miscellaneous                                        9,075
                                                    ---------
    Total expenses before waiver/reimbursement       121,315
  Expense waiver/reimbursement from Manager (See
    Note 3)                                          (68,744)
                                                    ---------
    Net expenses                                      52,571
                                                    ---------
Net investment income                                 76,472
                                                    ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on:
  Security transactions                              543,012
  Futures transactions                                 5,133
                                                    ---------
Net realized gain on investments and futures
  transactions                                       548,145
                                                    ---------
Net change in unrealized appreciation on:
  Security transactions                             (235,695)
  Futures contracts                                    2,850
                                                    ---------
Net change in unrealized appreciation on
  investments and futures contracts                 (232,845)
                                                    ---------
Net realized and unrealized gain on investments
  and futures transactions                           315,300
                                                    ---------
Net increase in net assets resulting from
  operations                                        $391,772
                                                    =========

 14   MainStay Large Cap Opportunity Fund             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2007 AND OCTOBER 31, 2006

                                               2007          2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income                   $   76,472   $    86,743
 Net realized gain on investments and
  futures transactions                      548,145       355,182
 Net change in unrealized appreciation
  (depreciation) on investments and
  futures contracts                        (232,845)      767,636
                                         ------------------------
 Net increase in net assets resulting
  from operations                           391,772     1,209,561
                                         ------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Class A                                   (1,102)         (319)
   Class B                                     (593)         (162)
   Class C                                     (558)         (173)
   Class I                                  (79,720)      (30,651)
                                         ------------------------
                                            (81,973)      (31,305)
 From net realized gain on investments:
   Class A                                   (6,227)           --
   Class B                                   (5,520)           --
   Class C                                   (5,799)           --
   Class I                                 (382,362)           --
                                         ------------------------
                                           (399,908)           --
                                         ------------------------
   Total dividends and distributions to
    shareholders                           (481,881)      (31,305)
                                         ------------------------

Capital share transactions:
   Net proceeds from sale of shares         197,523     8,837,313
   Net asset value of shares issued to
    shareholders in reinvestment of
    dividends and distributions             479,773        31,305
   Cost of shares redeemed                 (169,966)   (9,192,851)
   Net asset value of shares converted
    (See Note 1):
      Class A                                   371            --
      Class B                                  (371)           --
                                         ------------------------
      Increase (decrease) in net assets
        derived from capital share
        transactions                        507,330      (324,233)
                                         ------------------------
      Net increase in net assets            417,221       854,023

NET ASSETS:
Beginning of year                         5,043,619     4,189,596
                                         ------------------------
End of year                              $5,460,840   $ 5,043,619
                                         ========================
Accumulated undistributed net
 investment income at end of year        $   58,485   $    65,285
                                         ========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                              CLASS A                                  CLASS B
                                -----------------------------------      -----------------------------------
                                                         JULY 29,                                 JULY 29,
                                                           2005                                     2005*
                                    YEAR ENDED            THROUGH            YEAR ENDED            THROUGH
                                   OCTOBER 31,          OCTOBER 31,         OCTOBER 31,          OCTOBER 31,
                                 2007        2006          2005           2007        2006          2005
Net asset value at beginning
  of period                     $11.58      $ 9.77        $10.00         $11.49      $ 9.75        $10.00
                                ------      ------      -----------      ------      ------      -----------
Net investment income (loss)      0.14        0.12(a)       0.02(a)       0.04         0.04(a)      (0.00)(a)(b)
Net realized and unrealized
  gain (loss) on investments      0.69        1.75         (0.25)         0.70         1.73         (0.25)
                                ------      ------      -----------      ------      ------      -----------
Total from investment
  operations                      0.83        1.87         (0.23)         0.74         1.77         (0.25)
                                ------      ------      -----------      ------      ------      -----------
Less dividends and
  distributions:
  From net investment income     (0.15)      (0.06)           --         (0.08)       (0.03)           --
  From net realized gain on
    investments                  (0.92)         --            --         (0.92)          --            --
                                ------      ------      -----------      ------      ------      -----------
Total dividends and
  distributions                  (1.07)      (0.06)           --         (1.00)       (0.03)           --
                                ------      ------      -----------      ------      ------      -----------
Net asset value at end of
  period                        $11.34      $11.58        $ 9.77         $11.23      $11.49        $ 9.75
                                ======      ======      ===========      ======      ======      ===========
Total investment return (c)       7.52%      19.27%        (2.30%)(d)     6.73%       18.22%        (2.50%)(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)    1.15%       1.13%         0.71%+        0.38%        0.39%        (0.04%)+
  Net expenses                    1.25%       1.25%         1.25%+        2.00%        2.00%         2.00%+
  Expenses (before
    waiver/reimbursement)         2.67%       3.13%         3.39%+        3.42%        3.88%         4.14%+
Portfolio turnover rate            116%        215%           17%          116%         215%           17%
Net assets at end of period
  (in 000's)                    $   74      $   80        $   49         $  86       $   69        $   49

*    Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return in calculated exclusive of sales charges. Class I is not subject to sales charges.
(d)  Total return is not annualized.

 16   MainStay Large Cap Opportunity Fund             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                  CLASS C                                  CLASS I
    -----------------------------------      -----------------------------------
                             JULY 29,                                 JULY 29,
                               2005*                                    2005
        YEAR ENDED            THROUGH            YEAR ENDED            THROUGH
       OCTOBER 31,          OCTOBER 31,         OCTOBER 31,          OCTOBER 31,
     2007        2006          2005           2007        2006          2005
    $11.49      $ 9.76        $10.00         $11.59      $ 9.78        $10.00
    ------      ------      -----------      ------      ------      -----------
      0.03      0.04(a)        (0.00)(a)(b)    0.15        0.14(a)       0.02(a)
      0.70        1.72         (0.24)          0.71        1.74         (0.24)
    ------      ------      -----------      ------      ------      -----------
      0.73        1.76         (0.24)          0.86        1.88         (0.22)
    ------      ------      -----------      ------      ------      -----------
     (0.08)      (0.03)           --          (0.18)      (0.07)           --
     (0.92)         --            --          (0.92)         --            --
    ------      ------      -----------      ------      ------      -----------
     (1.00)      (0.03)           --          (1.10)      (0.07)           --
    ------      ------      -----------      ------      ------      -----------
    $11.22      $11.49        $ 9.76         $11.35      $11.59        $ 9.78
    ======      ======      ===========      ======      ======      ===========
      6.63%      18.10%        (2.40%)(d)      7.77%      19.37%        (2.20%)(d)
      0.41%       0.38%        (0.04%)+        1.46%       1.33%         0.96%+
      2.00%       2.00%         2.00%+         0.94%       1.00%         1.00%+
      3.42%       3.88%         4.14%+         2.21%       2.88%         3.14%+
       116%        215%           17%           116%        215%           17%
    $   61      $   72        $   52         $5,239      $4,822        $4,040

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Large Cap Opportunity Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class A shares, Class B shares, Class C shares and Class I shares commenced on July 29, 2005. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within up to six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. As approved by the Board of Directors in 1997, Class B shares convert to Class A shares eight years after the date they were purchased. The four classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek high total return.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not a current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2007, the Fund did not hold securities that were valued in such a manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the

 18   MainStay Large Cap Opportunity Fund
trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B) on page
20) are allocated to separate classes of shares pro rata based upon their relative net assets value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objectives.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

(H) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(I) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or "Manager") a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. NYLIM also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by the Manager directly, without a subadvisor.

The Fund is contractually obligated to pay NYLIM a monthly fee for services performed and facilities furnished

                                                    www.mainstayfunds.com     19
at an annual rate of 0.70% of the average daily net assets of the Fund.

Effective March 1, 2007, NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Class A, 1.25%; Class B, 2.00%, Class C, 2.00%; and Class I, 1.00%. This expense limitation may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the year ended October 31, 2007, NYLIM earned fees from the Fund in the amount of $37,679 and waived/reimbursed its fees in the amount of $68,744.

As of October 31, 2007, the amounts of waived fees that are subject to possible recoupment by NYLIM, and the related expiration dates are as follows:

   OCTOBER 31,
 2009      2010      TOTAL
$123,987  $68,744   $192,731
----------------------------

Prior to March 1, 2007, the Manager had an agreement in place under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses did not exceed 1.25% of the Fund's average daily net assets for its Class A shares. NYLIM also applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund.

State Street Bank & Trust Company ("SSBT"), One Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $416 for the year ended October 31, 2007. The Fund was also advised that the Distributor did not retain any contingent deferred sales charges on redemptions of Class A, Class B and Class C shares, for the year ended October 31, 2007.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the year ended October 31, 2007, amounted to $2,332.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts, effective March 1, 2007. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

 20   MainStay Large Cap Opportunity Fund

(F) CAPITAL. At October 31, 2007, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                                $   62,647        84.4%
-------------------------------------------------------------
Class B                                    61,513        71.2
-------------------------------------------------------------
Class C                                    61,458       100.0
-------------------------------------------------------------
Class I                                 5,197,186        99.2
-------------------------------------------------------------

(G) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2007, these fees, which are included in professional fees shown on the Statement of Operations, were $265.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2007, the components of accumulated gain/(loss) on a tax basis were as follows:

                       ACCUMULATED      OTHER        UNREALIZED        TOTAL
      ORDINARY           CAPITAL      TEMPORARY     APPRECIATION    ACCUMULATED
       INCOME          GAIN (LOSS)   DIFFERENCES   (DEPRECIATION)   GAIN (LOSS)
$186,660                $391,071         $ --         $416,136       $993,867
-------------------------------------------------------------------------------

The difference between book-basis and tax basis unrealized appreciation is primarily due to wash sale deferrals.

The following table discloses the current year reclassifications between accumulated undistributed net investment income, accumulated net realized gain on investments and additional paid-in-capital, arising from permanent differences; net assets at October 31, 2007 are not affected.

  ACCUMULATED
 UNDISTRIBUTED     ACCUMULATED NET      ADDITIONAL
 NET INVESTMENT  REALIZED GAIN (LOSS)    PAID-IN
 INCOME (LOSS)      ON INVESTMENTS       CAPITAL
    $(1,299)            $1,301             $(2)
 -------------------------------------------------

The reclassifications for the Fund are primarily due to real estate trust distributions.
The tax character of distributions paid during the years ended October 31, 2007 and October 31, 2006, shown in the Statement of Changes in Net Assets, was as follows:

                                          2007      2006
Distributions paid from:
  Long term capital gain distributions  $ 86,258   $    --
  Ordinary income                        395,623    31,305
                                        ------------------
                                        $481,881   $31,305
                                        ==================

NOTE 5--CUSTODIAN:

SSBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds pay a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the year ended October 31, 2007.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2007, purchases and sales of securities, other than short-term securities, were $6,191 and $6,107, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS (IN 000'S):

CLASS A                                   SHARES      AMOUNT

Year ended October 31, 2007:

Shares sold                                    4      $   47
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                                1           7
Shares redeemed                               (5)        (57)
                                          ------------------
Net decrease in shares outstanding
  before conversion                           --(a)       (3)
Shares converted from Class B (See Note
  1)                                          --(a)       --(a)
                                          ------------------
Net decrease                                  --(a)   $   (3)
                                          ==================

Year ended October 31, 2006:

Shares sold                                    3      $   26
Shares issued to shareholders in
  reinvestment of dividends:                  --(a)       --(a)
Shares redeemed                               (1)         (6)
                                          ------------------
Net increase                                   2      $   20
                                          ==================

                                                    www.mainstayfunds.com     21

CLASS B                                   SHARES      AMOUNT
Year ended October 31, 2007:

Shares sold                                    1      $   13
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                                1           6
Shares redeemed                               --(a)       --(a)
                                          ------------------
Net increase in shares outstanding
  before conversion                            2          19
Shares reacquired upon conversion into
  Class A (See Note 1)                        --(a)       --(a)
                                          ------------------
Net increase                                   2      $   19
                                          ==================

Year ended October 31, 2006:

Shares sold                                    1      $   11
Shares issued to shareholders in
  reinvestment of dividends:                  --(a)       --(a)
                                          ------------------
Net increase                                   1      $   11
                                          ==================

CLASS C                                   SHARES      AMOUNT
Year ended October 31, 2007:

Shares sold                                   --(a)   $   --(a)
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                               --(a)        5
Shares redeemed                               (1)        (14)
                                          ------------------
Net decrease                                  (1)     $   (9)
                                          ==================

Year ended October 31, 2006:

Shares sold                                    1      $   10
Shares issued to shareholders in
  reinvestment of dividends:                  --(a)       --(a)
                                          ------------------
Net increase                                   1      $   10
                                          ==================

CLASS I                                   SHARES      AMOUNT
Year ended October 31, 2007:

Shares sold                                   12      $  137
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                               42         462
Shares redeemed                               (9)        (99)
                                          ------------------
Net increase                                  45      $  500
                                          ==================

Year ended October 31, 2006:

Shares sold                                  836      $8,791
Shares issued to shareholders in
  reinvestment of dividends:                   3          31
Shares redeemed                             (836)     (9,187)
                                          ------------------
Net increase (decrease)                        3      $ (365)
                                          ==================

(a) Less than one thousand.

NOTE 9--NEW ACCOUNTING PRONOUNCEMENTS:

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation becomes effective for the Fund's 2008 fiscal year, and is to be applied to all open tax years as of the date of effectiveness. Based on Management's analysis, the determination has been made that the adoption of the interpretation on November 1, 2007, did not have an impact on the Fund's financial statements upon adoption. Management continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws, regulations and interpretations, thereof.

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

 22   MainStay Large Cap Opportunity Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
Eclipse Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Large Cap Opportunity Fund ("the Fund"), one of the funds comprising Eclipse Funds Inc., as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlight for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MainStay Large Cap Opportunity Fund of Eclipse Funds Inc. as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 20, 2007

                                                    www.mainstayfunds.com     23

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund is required by the Internal Revenue Code to advise shareholders within 60 days of the Fund's fiscal year end (October 31, 2007) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, the Fund paid long-term capital gain distributions of $86,258.

The dividends paid by the Fund during the fiscal year ended October 31, 2007, should be multiplied by 44.2% to arrive at the amount eligible for qualified dividend income, 22.6% for qualified interest income and 55.4% for the corporate dividends received deduction.

In January 2008, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2007. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2007.
PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at www.mainstayfunds.com; or (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting of shareholders of Eclipse Funds Inc. (the "Company") was held on May 4, 2007 at the Parsippany, New Jersey offices of New York Life Investment Management LLC. The purpose of the meeting was to elect the following individuals to the Board of Directors of the Company:

  - Susan B. Kerley
  - Alan R. Latshaw
  - Peter Meenan
  - Richard H. Nolan, Jr.
  - Richard S. Trutanic
  - Roman L. Weil
  - John A. Weisser
  - Brian A. Murdock (Interested Director)

There are no other Directors of the Company.

No other business came before the special meeting. The proposal to elect Directors was passed by the shareholders of the Fund as shown below:

LARGE CAP                           VOTES
OPPORTUNITY FUND     VOTES FOR     WITHHELD   ABSTENTIONS       TOTAL
Susan B. Kerley      478,119.335       0.000      0.000       478,119.335
-------------------------------------------------------------------------
Alan R. Latshaw      478,119.335       0.000      0.000       478,119.335
-------------------------------------------------------------------------
Peter Meenan         478,119.335       0.000      0.000       478,119.335
-------------------------------------------------------------------------
Richard H.
 Nolan, Jr.          478,119.335       0.000      0.000       478,119.335
-------------------------------------------------------------------------
Richard S.
 Trutanic            478,119.335       0.000      0.000       478,119.335
-------------------------------------------------------------------------
Roman L. Weil        478,119.335       0.000      0.000       478,119.335
-------------------------------------------------------------------------
John A. Weisser      478,119.335       0.000      0.000       478,119.335
-------------------------------------------------------------------------
Brian A. Murdock     478,119.335       0.000      0.000       478,119.335
-------------------------------------------------------------------------

This resulted in approval of the proposal.

 24   MainStay Large Cap Opportunity Fund

DIRECTORS AND OFFICERS

The Directors oversee the Fund and the Manager. Pursuant to notice, a Special Meeting of Shareholders of the Company was held on May 4, 2007, at NYLIM's offices in Parsippany, New Jersey. The Directors listed below were elected to serve the Company effective June 7, 2007.

Each Director serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Director shall tender his or her resignation upon reaching age 72. A Director reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Director shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Directors. The business address of each Director and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Directors and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,                                       NUMBER OF FUNDS  OTHER
                          POSITION(S) HELD                                      IN FUND COMPLEX  DIRECTORSHIPS
        NAME AND          WITH THE COMPANY       PRINCIPAL OCCUPATION(S)        OVERSEEN BY      HELD BY
        DATE OF BIRTH     AND LENGTH OF SERVICE  DURING PAST FIVE YEARS         DIRECTOR         DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR*

        BRIAN A. MURDOCK  Indefinite; Director   Member of the Board of               73         Trustee, Eclipse Funds since
        3/14/56           since June 2007 and    Managers and President (since                   June 2007 (3 funds);
                          Chief Executive        2004) and Chief Executive                       Director, MainStay VP Series
                          Officer since 2006     Officer (since 2006), New                       Fund, Inc., since 2006 (24
                                                 York Life Investment                            portfolios); Director, ICAP
                                                 Management LLC and New York                     Funds, Inc., since 2006 (3
                                                 Life Investment Management                      funds); Trustee, The MainStay
                                                 Holdings LLC; Senior Vice                       Funds since 2006 (21 funds)
                                                 President, New York Life
                                                 Insurance Company (since
                                                 2004); Chairman of the Board
                                                 and President, NYLIFE
                                                 Distributors LLC (since
                                                 2004); Member of the Board of
                                                 Managers, NYLCAP Manager LLC
                                                 and Madison Capital Funding
                                                 LLC (since 2004), MacKay
                                                 Shields LLC and Institutional
                                                 Capital LLC (since 2006), and
                                                 McMorgan & Company LLC (since
                                                 2007); Chief Executive
                                                 Officer, Eclipse Funds (since
                                                 2006); Chairman (2006 to
                                                 2007) and Trustee and Chief
                                                 Executive Officer (since
                                                 2006), The MainStay Funds;
                                                 Chairman (2006 to 2007) and
                                                 Director and Chief Executive
                                                 Officer (since 2006),
                                                 MainStay VP Series Fund,
                                                 Inc.; Director and Chief
                                                 Executive Officer, ICAP
                                                 Funds, Inc. (since 2006);
                                                 Chief Investment Officer,
                                                 MLIM Europe and Asia (2001 to
                                                 2003); President of Merrill
                                                 Japan and Chairman of MLIM's
                                                 Pacific Region (1999 to 2001)
        ----------------------------------------------------------------------------------------------------------------------

* This Director is considered to be an "interested person" of the Company within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."

                                                    www.mainstayfunds.com     25

                          TERM OF OFFICE,                                       NUMBER OF FUNDS  OTHER
                          POSITION(S) WITH                                      IN FUND COMPLEX  DIRECTORSHIPS
        NAME AND          THE COMPANY            PRINCIPAL OCCUPATION(S)        OVERSEEN BY      HELD BY
        DATE OF BIRTH     AND LENGTH OF SERVICE  DURING PAST FIVE YEARS         DIRECTOR         DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

        SUSAN B. KERLEY   Indefinite; Chairman   Partner, Strategic Management        73         Chairman since 2005 and
        8/12/51           since 2005 and         Advisors LLC (since 1990)                       Trustee since 2000, Eclipse
                          Director since 1990                                                    Funds (3 funds); Chairman and
                                                                                                 Director, ICAP Funds, Inc.,
                                                                                                 since 2006 (3 funds);
                                                                                                 Chairman and Trustee, The
                                                                                                 MainStay Funds, since June
                                                                                                 2007 (21 funds); Chairman and
                                                                                                 Director, MainStay VP Series
                                                                                                 Fund, Inc., since June 2007
                                                                                                 (24 portfolios); Trustee,
                                                                                                 Legg Mason Partners Funds,
                                                                                                 Inc., since 1991 (30
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        ALAN R. LATSHAW   Indefinite; Director   Retired; Partner, Ernst &            73         Trustee, Eclipse Funds since
        3/27/51           and Audit Committee    Young LLP (2002 to 2003);                       June 2007 (3 funds);
                          Financial Expert       Partner, Arthur Andersen LLP                    Director, ICAP Funds, Inc.,
                          since June 2007        (1989 to 2002); Consultant to                   since June 2007 (3 funds);
                                                 the Audit and Compliance                        Trustee, The MainStay Funds
                                                 Committee of The MainStay                       since 2006 (21 funds);
                                                 Funds (2004                                     Director, MainStay VP Series
                                                 to 2006)                                        Fund, Inc., since June 2007
                                                                                                 (24 portfolios); Trustee,
                                                                                                 State Farm Associates Funds
                                                                                                 Trusts since 2005 (3
                                                                                                 portfolios); Trustee, State
                                                                                                 Farm Mutual Fund Trust since
                                                                                                 2005 (15 portfolios);
                                                                                                 Trustee, State Farm Variable
                                                                                                 Product Trust since 2005 (9
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        PETER MEENAN      Indefinite; Director   Independent Consultant;              73         Trustee, Eclipse Funds since
        12/5/41           since 2002             President and Chief Executive                   2002 (3 funds); Director,
                                                 Officer, Babson-United, Inc.                    ICAP Funds, Inc., since June
                                                 (financial services firm)                       2007 (3 funds); Trustee, The
                                                 (2000 to 2004); Independent                     MainStay Funds since June
                                                 Consultant (1999 to 2000);                      2007 (21 funds); Director,
                                                 Head of Global Funds,                           MainStay VP Series Fund,
                                                 Citicorp (1995 to 1999)                         Inc., since June 2007 (24
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD H.        Indefinite; Director   Managing Director, ICC               73         Trustee, Eclipse Funds since
        NOLAN, JR.        since June 2007        Capital Management;                             June 2007 (3 funds);
        11/16/46                                 President-- Shields/Alliance,                   Director, ICAP Funds, Inc.,
                                                 Alliance Capital Management                     since June 2007 (3 funds);
                                                 (1994 to 2004)                                  Trustee, The MainStay Funds
                                                                                                 since June 2007 (21 funds);
                                                                                                 Director, MainStay VP Series
                                                                                                 Fund, Inc., since 2006 (24
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite; Director   Chairman (since 1990) and            73         Trustee, Eclipse Funds since
        TRUTANIC          since June 2007        Chief Executive Officer (1990                   June 2007 (3 funds);
        2/13/52                                  to 1999), Somerset Group                        Director, ICAP Funds, Inc.,
                                                 (financial advisory firm);                      since June 2007 (3 funds);
                                                 Managing Director and                           Trustee, The MainStay Funds
                                                 Advisor, The Carlyle Group                      since 1994 (21 funds);
                                                 (private investment firm)                       Director, MainStay VP Series
                                                 (2002                                           Fund, Inc., since June 2007
                                                 to 2004); Senior Managing                       (24 portfolios)
                                                 Director and Partner, Groupe
                                                 Arnault S.A. (private
                                                 investment firm) (1999 to
                                                 2002)
        ----------------------------------------------------------------------------------------------------------------------

 26   MainStay Large Cap Opportunity Fund

                          TERM OF OFFICE,                                       NUMBER OF FUNDS  OTHER
                          POSITION(S) HELD WITH                                 IN FUND COMPLEX  DIRECTORSHIPS
        NAME AND          THE COMPANY AND        PRINCIPAL OCCUPATION(S)        OVERSEEN BY      HELD BY
        DATE OF BIRTH     LENGTH OF SERVICE      DURING PAST FIVE YEARS         DIRECTOR         DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

        ROMAN L. WEIL     Indefinite; Director   V. Duane Rath Professor of           73         Trustee, Eclipse Funds since
        5/22/40           and Audit Committee    Accounting, Graduate School                     June 2007 (3 funds);
                          Financial Expert       of Business, University of                      Director, ICAP Funds, Inc.,
                          since June 2007        Chicago; President, Roman L.                    since June 2007 (3 funds);
                                                 Weil Associates, Inc.                           Trustee, The MainStay Funds
                                                 (consulting firm)                               since June 2007 (21 funds);
                                                                                                 Director, MainStay VP Series
                                                                                                 Fund, Inc., since 1994 (24
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        JOHN A. WEISSER   Indefinite; Director   Retired. Managing Director of        73         Trustee, Eclipse Funds since
        10/22/41          since June 2007        Salomon Brothers, Inc. (1971                    June 2007 (3 funds);
                                                 to 1995)                                        Director, ICAP Funds, Inc.,
                                                                                                 since June 2007 (3 funds);
                                                                                                 Trustee, The MainStay Funds
                                                                                                 since June 2007 (21 funds);
                                                                                                 Director, MainStay VP Series
                                                                                                 Fund, Inc., since 1997 (24
                                                                                                 portfolios); Trustee,
                                                                                                 Direxion Funds (69 funds) and
                                                                                                 Direxion Insurance Trust (45
                                                                                                 funds) since March 2007
        ----------------------------------------------------------------------------------------------------------------------

Lawrence Glacken and Robert P. Mulhearn resigned as Directors of the Company effective June 7, 2007.

At a meeting of the Board of Directors held on June 7 and 8, 2007, the following individuals were appointed to serve as Officers of the Company effective June 7, 2007:

                          POSITION(S) HELD
        NAME AND          WITH THE COMPANY       PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     AND LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           since 2004             York Life Investment Management LLC (including predecessor
        10/19/46                                 advisory organizations) (since 2000); Secretary (since 2001)
                                                 and General Counsel (since 2004), New York Life Investment
                                                 Management Holdings LLC; Senior Vice President, New York
                                                 Life Insurance Company (since 2000); Vice President and
                                                 Secretary, McMorgan & Company LLC (since 2001); Secretary,
                                                 NYLIM Service Company LLC (since 2005), NYLCAP Manager LLC
                                                 (since 2004), Madison Capital Funding LLC (since 2002) and
                                                 Institutional Capital LLC (since 2006); Chief Legal Officer,
                                                 Eclipse Funds, The MainStay Funds and MainStay VP Series
                                                 Fund, Inc. (since 2004), McMorgan Funds (since 2005) and
                                                 ICAP Funds, Inc. (since 2006); Managing Director and Senior
                                                 Counsel, Lehman Brothers Inc. (1998 to 1999); General
                                                 Counsel and Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to 1998)
        -----------------------------------------------------------------------------------------------------
        JACK R.           Treasurer and          Managing Director, New York Life Investment Management LLC
        BENINTENDE        Principal Financial    (since June 2007); Treasurer and Principal Financial and
        5/12/64           and Accounting         Accounting Officer, Eclipse Funds, The MainStay Funds,
                          Officer since June     MainStay VP Series Fund, Inc., ICAP Funds, Inc. (since June
                          2007                   2007); Vice President, Prudential Investments (2000 to
                                                 2007); Assistant Treasurer, JennisonDryden Family of Funds,
                                                 Target Portfolio Trust, The Prudential Series Fund and
                                                 American Skandia Trust (2006 to 2007); Treasurer and
                                                 Principal Financial Officer, The Greater China Fund (2007)
        -----------------------------------------------------------------------------------------------------
        STEPHEN P.        President since March  Senior Managing Director and Chief Marketing Officer, New
        FISHER            2007                   York Life Investment Management LLC (since 2005); Managing
        2/22/59                                  Director--Retail Marketing, New York Life Investment
                                                 Management LLC (2003 to 2005); President, Eclipse Funds, The
                                                 MainStay Funds, MainStay VP Series Fund, Inc., and ICAP
                                                 Funds, Inc. (since March 2007); Managing Director, UBS
                                                 Global Asset Management (1999 to 2003)
        -----------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--       Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration since   predecessor advisory organizations) (since 2000); Executive
        2/8/59            2005                   Vice President, New York Life Trust Company and New York
                                                 Life Trust Company, FSB (since 2006); Vice President--
                                                 Administration, Eclipse Funds, MainStay VP Series Fund,
                                                 Inc., and The MainStay Funds (since 2005) and ICAP Funds,
                                                 Inc. (since 2006)
        -----------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     27

                          POSITION(S) HELD
        NAME AND          WITH THE COMPANY       PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     AND LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS
        ALISON H.         Senior Vice President  Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           and Chief Compliance   2006) and Managing Director and Chief Compliance Officer
        12/16/65          Officer since 2006     (2003 to 2006), New York Life Investment Management LLC and
                                                 New York Life Investment Management Holdings LLC; Senior
                                                 Managing Director, Compliance (since 2006) and Managing
                                                 Director, Compliance (2003 to 2006), NYLIFE Distributors
                                                 LLC; Chief Compliance Officer, NYLCAP Manager LLC; Senior
                                                 Vice President and Chief Compliance Officer, Eclipse Funds,
                                                 The MainStay Funds and MainStay VP Series Fund, Inc., and
                                                 ICAP Funds, Inc. (since 2006); Vice President--Compliance,
                                                 Eclipse Funds, The MainStay Funds and MainStay VP Series
                                                 Fund, Inc. (2004 to 2006); Deputy Chief Compliance Officer,
                                                 New York Life Investment Management LLC (2002 to 2003); Vice
                                                 President and Compliance Officer, Goldman Sachs Asset
                                                 Management (1999 to 2002)
        -----------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Secretary since 2004   Managing Director and Associate General Counsel, New York
        MORRISON*                                Life Investment Management LLC (since 2004); Managing
        3/26/56                                  Director and Secretary, NYLIFE Distributors LLC (since
                                                 2004); Secretary, Eclipse Funds, The MainStay Funds and
                                                 MainStay VP Series Fund, Inc. (since 2004) and ICAP Funds,
                                                 Inc. (since 2006); Chief Legal Officer--Mutual Funds and
                                                 Vice President and Corporate Counsel, The Prudential
                                                 Insurance Company of America (2000 to 2004)
        -----------------------------------------------------------------------------------------------------

* In addition to serving as Secretary to the Company, effective January 1, 2008, Marguerite E.H. Morrison will assume the role of Chief Legal Officer to the Company.

Arphiela Arizmendi resigned as Treasurer and Principal Financial and Accounting Officer of the Company effective June 7, 2007.

Christopher O. Blunt resigned as President of the Company effective March 10, 2007.

Patrick G. Boyle resigned as Executive Vice President of the Company effective June 7, 2007.

Tony H. Elavia resigned as Senior Vice President of the Company effective June 7, 2007.

Alan J. Kirshenbaum resigned as Senior Vice President of the Company effective March 19, 2007.

 28   MainStay Large Cap Opportunity Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay All Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay 130/30 High Yield Fund(2)
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Institutional Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
Chicago, Illinois

MACKAY SHIELDS LLC(3)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.
                         Not part of the Annual Report

                       This page intentionally left blank

                       This page intentionally left blank

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         Eclipse Funds Inc.

(C) 2007 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

NYLIM-A011871          (RECYCLE LOGO)       MS329-07                MSLR11-12/07
                                                                              B9

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    S&P 500 INDEX FUND

                    Message from the President
                    and
                    Annual Report
                    October 31, 2007

MESSAGE FROM
THE PRESIDENT

The 12-month period ended October 31, 2007, was a dynamic one for mutual fund investors. U.S. equity markets generally advanced, with growth stocks out-performing value stocks at all capitalization levels. Although past performance is no guarantee of future results, international stocks as a whole provided even stronger returns for U.S. investors.

The progress of the equity markets, however, was far from steady. In February, weakness in Asian markets led to sharp price declines around the globe. The correction caused many investors to reconsider whether China and other emerging economies could sustain their rapid growth. Fortunately, strong corporate-earnings reports and positive economic news helped the stock market regain its footing.

In July and August, difficulties in the subprime-mortgage market led to another stock-market correction. A number of high-profile mortgage originators either closed their doors or were sold to larger entities. Other leading financial services firms faced major write-offs because of subprime-mortgage exposure.

The Federal Open Market Committee (FOMC) took prompt action to increase liquidity and stabilize the financial markets by lowering the discount rate and the federal funds target rate during the reporting period. These Federal Reserve moves helped calm investor concerns, and the stock market generally advanced from August 16, 2007, the date of an unscheduled FOMC meeting, through the end of October 2007.

Difficulties in the subprime-mortgage market led to a "flight to quality," or a general movement toward fixed-income securities that carry lower risk. As demand for short- and intermediate-term Treasury securities increased, yields fell across much of the maturity spectrum. Yields rose, however, on 20-and 30-year Treasury bonds, and the yield curve steepened during the 12-month reporting period.

High-yield bonds rallied from November 2006 through May 2007. But in June and July, the yield differences--or spreads--between high-yield bonds and comparable Treasury securities began to widen. At the end of October 2007, these spreads were wider than when the reporting period began, making high-yield securities more attractive to investors willing to accept higher risk.

To help investors address the challenges of today's ever-changing markets, New York Life Investment Management LLC provides access to seven institutional investment boutiques, each with its own proprietary research and investment culture. As advisors and subadvisors to MainStay Funds, these boutiques bring a wealth of experience and market insight to our shareholders. The portfolio managers of each MainStay Fund seek to consistently apply time-tested investment principles across a wide variety of market environments.

The report that follows provides more specific information about the market forces and investment decisions that affected your investment in MainStay Funds from November 1, 2006, through October 31, 2007. Please read the report carefully. As you do, bear in mind that this annual report reflects just a short segment of your lifetime investment journey. We look forward to continuing to work with you, wherever that journey may lead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President


                         Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    S&P 500 INDEX FUND

                    MainStay Funds

                    Annual Report

                    October 31, 2007

TABLE OF CONTENTS


Annual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------


Portfolio Management Discussion and Analysis                                   8
--------------------------------------------------------------------------------


Portfolio of Investments                                                       9
--------------------------------------------------------------------------------


Financial Statements                                                          17
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 22
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       27
--------------------------------------------------------------------------------

Federal Income Tax Information                                                28
--------------------------------------------------------------------------------


Proxy Voting Policies and Procedures and Proxy Voting Record                  28
--------------------------------------------------------------------------------


Shareholder Reports and Quarterly Portfolio Disclosure                        28
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               28
--------------------------------------------------------------------------------

Directors and Officers                                                        29

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       10.41%  12.51%  6.29%
Excluding sales charges  13.83   13.20   6.62

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                          CLASS A                         S&P 500 INDEX
                                                                          -------                         -------------
10/31/97                                                                    9700                              10000
                                                                           11775                              12199
                                                                           14762                              15331
                                                                           15612                              16264
                                                                           11706                              12214
                                                                            9905                              10369
                                                                           11912                              12526
                                                                           12956                              13706
                                                                           13989                              14901
                                                                           16172                              17336
10/31/07                                                                   18409                              19860

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                         14.17%  13.58%  6.90%

(PERFORMANCE GRAPH)

                                                                          CLASS I                         S&P 500 INDEX
                                                                          -------                         -------------
10/31/97                                                                   10000                              10000
                                                                           12168                              12199
                                                                           15287                              15331
                                                                           16202                              16264
                                                                           12168                              12214
                                                                           10315                              10369
                                                                           12439                              12526
                                                                           13570                              13706
                                                                           14713                              14901
                                                                           17075                              17336
10/31/07                                                                   19494                              19860

                                                          ONE     FIVE     TEN
BENCHMARK PERFORMANCE                                    YEAR    YEARS    YEARS
-------------------------------------------------------------------------------

S&P 500(R) Index(1)                                      14.56%  13.88%   7.10%
Average Lipper S&P 500 Index objective fund(2)           13.92   13.27    6.64

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 3.00% and an annual 12b-1 fee of .25%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. From inception (1/2/91) through 12/31/03, performance for Class A shares (first offered 1/2/04) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge and fees and expenses for Class A shares upon initial offer.
1. "S&P 500(R)" and "S&P(R)" are trademarks of The McGraw-Hill Companies, Inc., and has been licensed for use. Standard & Poor's does not sponsor, endorse, sell or promote the Fund or represent the advisability of investing in the Fund. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. The S&P 500(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
2. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

                                                       www.mainstayfunds.com   5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY S&P 500 INDEX FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2007, to October 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2007, to October 31, 2007.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/07            10/31/07          PERIOD(1)           10/31/07           PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,051.90            $3.10            $1,022.00             $3.06
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,053.40            $1.55            $1,023.50             $1.53
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's net annualized expense ratio of each class (0.60% for Class A and 0.30% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).

 6  MainStay S&P 500 Index Fund

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2007

(PORTFOLIO COMPOSITION PIE CHART)

                                                SHORT-TERM INVESTMENTS
                                              (COLLATERAL FROM SECURITIES                               LIABILITIES IN EXCESS OF
COMMON STOCKS                                      LENDING IS 4.6%)             FUTURES CONTRACTS         CASH AND OTHER ASSETS
-------------                                 ---------------------------       -----------------       ------------------------
97.4                                                      7.10                        0.00*                        (4.50)

* Less than one-tenth of a percent.

See Portfolio of Investments on page 9 for specific holdings within these categories.

  TOP TEN HOLDINGS AS OF OCTOBER 31, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  ExxonMobil Corp.
 2.  General Electric Co.
 3.  Microsoft Corp.
 4.  AT&T, Inc.
 5.  Procter & Gamble Co. (The)
 6.  Bank of America Corp.
 7.  Citigroup, Inc.
 8.  Cisco Systems, Inc.
 9.  Chevron Corp.
10.  Johnson & Johnson

                                                       www.mainstayfunds.com   7

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Francis J. Ok of New York Life Investment Management LLC

HOW DID MAINSTAY S&P 500 INDEX FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2007?

Excluding all sales charges, MainStay S&P 500 Index Fund returned 13.83% for Class A shares for the 12 months ended October 31, 2007. Over the same period, the Fund's Class I shares returned 14.17%. Class I shares outperformed--and Class A shares underperformed--the 13.92% return of the average Lipper(1) S&P 500 Index objective fund for the 12-month reporting period. Both share classes underperformed the 14.56% return of the S&P 500(R) Index,(2) the Fund's broad-based securities-market index, for the 12 months ended October 31, 2007. Because the Fund incurs operating expenses that a hypothetical index does not, there will be times when the Fund's performance lags that of the Index. See page 5 for Fund returns with sales charges.

DURING THE REPORTING PERIOD, WHICH INDUSTRIES WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH WERE THE WEAKEST CONTRIBUTORS?

On the basis of impact, which takes weightings and total returns into account, the industry that made the strongest positive contribution to the Fund's performance was oil, gas & consumable fuels. Computers & peripherals was the second-strongest contributor, and energy equipment & services was third. The industry that made the weakest contribution to the Fund's performance was commercial banks. The second-weakest contributor was thrifts & mortgage finance, followed by specialty retail.

DURING THE REPORTING PERIOD, WHICH INDUSTRIES HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST?

In terms of total return, the best-performing industry in the S&P 500(R) Index was construction & engineering, followed by Internet & catalog retail and auto components. During the reporting period, thrifts & mortgage finance recorded the lowest total return of any industry in the Index. Real estate management & development had the second-lowest total return, followed by household durables.

WHICH INDIVIDUAL STOCKS WERE THE STRONGEST POSITIVE CONTRIBUTORS TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD AND WHICH WERE THE GREATEST DETRACTORS?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the greatest positive contributions to the Fund's per-formance during the reporting period were Exxon Mobil, Apple and General Electric. The weakest contributor was Citigroup, followed by Amgen and Comcast.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST TOTAL RETURNS?

Within the S&P 500(R) Index, the stock with the highest total return during the 12-month reporting period was National Oilwell Varco. Apple was second, followed by Amazon.com. The individual Fund holding with the lowest total return for the reporting period was Circuit City Stores, followed by MGIC Investment and Countrywide Financial.

WERE THERE ANY CHANGES TO THE MAKEUP OF THE S&P 500(R) INDEX DURING THE REPORTING PERIOD?

During the 12-month reporting period, there were 44 additions to the S&P 500(R) Index and 44 deletions from it. Notable additions to the Index were Covidien and Tyco Electronics, both of which were added when the companies were spun off from Tyco International. Mellon Financial was a significant deletion during the period. The deletion occurred when Mellon Financial was acquired by Bank of New York.


Index funds generally seek to reflect the performance of an index or an allocation among indices, unlike other funds, whose objectives may, in some cases, involve seeking to outperform an index or other benchmark. The Fund seeks to track the performance and weightings of stocks in the S&P 500(R) Index. The Index itself, however, may change from time to time as companies merge, divest units, add to their market capitalization or face financial difficulties. In addition, Standard & Poor's may occasionally adjust the Index to better reflect the companies that Standard & Poor's believes are most representative of the makeup of the U.S. economy. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.
1. See page 5 for more information on Lipper Inc.
2. See page 5 for more information on the S&P 500(R) Index.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 8  MainStay S&P 500 Index Fund

PORTFOLIO OF INVESTMENTS+++ OCTOBER 31, 2007


                                                         SHARES            VALUE
COMMON STOCKS (97.4%)+
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.7%)
Boeing Co. (The)                                        101,554   $   10,012,209
General Dynamics Corp.                                   52,277        4,755,116
Goodrich Corp.                                           15,925        1,109,336
Honeywell International, Inc.                            96,889        5,853,064
L-3 Communications Holdings, Inc. (a)                    16,348        1,792,395
Lockheed Martin Corp.                                    44,951        4,946,408
Northrop Grumman Corp.                                   44,457        3,717,494
Precision Castparts Corp.                                17,900        2,681,599
Raytheon Co.                                             56,608        3,600,835
Rockwell Collins, Inc.                                   21,405        1,601,308
United Technologies Corp.                               128,208        9,819,451
                                                                  --------------
                                                                      49,889,215
                                                                  --------------
AIR FREIGHT & LOGISTICS (0.9%)
C.H. Robinson Worldwide, Inc.                            22,500        1,123,199
Expeditors International of Washington, Inc.             27,600        1,397,940
FedEx Corp.                                              39,991        4,132,670
United Parcel Service, Inc. Class B                     136,040       10,216,604
                                                                  --------------
                                                                      16,870,413
                                                                  --------------
AIRLINES (0.1%)
Southwest Airlines Co.                                   96,736        1,374,619
                                                                  --------------

AUTO COMPONENTS (0.2%)
Goodyear Tire & Rubber Co. (The) (b)                     26,731          805,940
Johnson Controls, Inc.                                   77,025        3,367,533
                                                                  --------------
                                                                       4,173,473
                                                                  --------------
AUTOMOBILES (0.4%)
Ford Motor Co. (a)(b)                                   272,010        2,412,729
General Motors Corp. (a)                                 73,350        2,874,587
Harley-Davidson, Inc.                                    32,540        1,675,810
                                                                  --------------
                                                                       6,963,126
                                                                  --------------
BEVERAGES (2.2%)
Anheuser-Busch Cos., Inc.                                96,996        4,973,955
Brown-Forman Corp. Class B (a)                           11,215          829,686
Coca-Cola Co. (The)                                     257,766       15,919,628
Coca-Cola Enterprises, Inc.                              36,960          953,938
Constellation Brands, Inc. Class A (b)                   24,971          627,272
Molson Coors Brewing Co. Class B                         17,646        1,009,881
Pepsi Bottling Group, Inc. (The)                         18,127          780,911
PepsiCo, Inc.                                           209,314       15,430,628
                                                                  --------------
                                                                      40,525,899
                                                                  --------------
BIOTECHNOLOGY (1.2%)
Amgen, Inc. (b)                                         140,735        8,178,111
Biogen Idec, Inc. (b)                                    37,296        2,776,314
Celgene Corp. (a)(b)                                     49,500        3,267,000
Genzyme Corp. (b)                                        33,939        2,578,346
Gilead Sciences, Inc. (b)                               120,024        5,543,909
                                                                  --------------
                                                                      22,343,680
                                                                  --------------


                                                         SHARES            VALUE
BUILDING PRODUCTS (0.1%)
American Standard Cos., Inc.                             23,502   $      875,920
Masco Corp.                                              47,595        1,146,088
                                                                  --------------
                                                                       2,022,008
                                                                  --------------
CAPITAL MARKETS (3.5%)
American Capital Strategies, Ltd. (a)                    24,300        1,054,863
Ameriprise Financial, Inc.                               30,444        1,917,363
Bank of New York Mellon Corp. (The)                     147,273        7,194,286
Bear Stearns Cos., Inc. (The)                            15,051        1,709,794
Charles Schwab Corp. (The)                              121,761        2,829,726
E*TRADE Financial Corp. (a)(b)                           54,577          607,987
Federated Investors, Inc. Class B                        11,607          499,101
Franklin Resources, Inc.                                 21,040        2,728,467
Goldman Sachs Group, Inc. (The)                          52,434       12,999,437
Janus Capital Group, Inc. (a)                            20,439          705,350
Legg Mason, Inc.                                         17,171        1,424,163
Lehman Brothers Holdings, Inc.                           68,912        4,364,886
Merrill Lynch & Co., Inc.                               111,608        7,368,360
Morgan Stanley                                          135,942        9,143,459
Northern Trust Corp.                                     24,847        1,868,743
State Street Corp.                                       50,434        4,023,120
T. Rowe Price Group, Inc.                                34,102        2,190,712
                                                                  --------------
                                                                      62,629,817
                                                                  --------------
CHEMICALS (1.7%)
Air Products & Chemicals, Inc.                           27,854        2,725,514
Ashland, Inc.                                             7,313          429,419
Dow Chemical Co. (The)                                  123,411        5,558,431
E.I. du Pont de Nemours & Co.                           118,924        5,887,927
Eastman Chemical Co.                                     10,897          725,631
Ecolab, Inc.                                             22,835        1,077,127
Hercules, Inc. (a)                                       14,442          271,654
International Flavors & Fragrances, Inc.                 10,497          548,048
Monsanto Co.                                             70,697        6,902,148
PPG Industries, Inc.                                     21,156        1,581,199
Praxair, Inc.                                            41,227        3,524,084
Rohm & Haas Co.                                          16,407          851,195
Sigma-Aldrich Corp.                                      16,878          872,086
                                                                  --------------
                                                                      30,954,463
                                                                  --------------
COMMERCIAL BANKS (3.2%)
BB&T Corp.                                               71,527        2,644,353
Comerica, Inc.                                           20,097          938,128
Commerce Bancorp, Inc.                                   24,725        1,007,544
Fifth Third Bancorp                                      69,260        2,166,453

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.    www.mainstayfunds.com   9


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
COMMERCIAL BANKS (CONTINUED)
First Horizon National Corp. (a)                         15,860   $      413,629
Huntington Bancshares, Inc.                              47,103          843,615
KeyCorp                                                  50,632        1,440,480
M&T Bank Corp.                                            9,675          962,469
Marshall & Ilsley Corp.                                  34,540        1,474,858
National City Corp.                                      82,046        1,989,616
PNC Financial Services Group, Inc.                       44,380        3,202,461
Regions Financial Corp. (a)                              91,067        2,469,737
SunTrust Banks, Inc.                                     45,199        3,281,447
Synovus Financial Corp.                                  42,462        1,119,298
U.S. Bancorp                                            223,695        7,417,726
Wachovia Corp.                                          246,672       11,280,311
Wells Fargo & Co.                                       432,675       14,715,277
Zions Bancorp                                            14,160          836,998
                                                                  --------------
                                                                      58,204,400
                                                                  --------------
COMMERCIAL SERVICES & SUPPLIES (0.5%)
Allied Waste Industries, Inc. (b)                        37,318          471,700
Avery Dennison Corp.                                     13,782          797,978
Cintas Corp.                                             17,504          640,646
Equifax, Inc.                                            18,770          722,645
Monster Worldwide, Inc. (b)                              17,164          696,515
Pitney Bowes, Inc.                                       28,181        1,128,367
R.R. Donnelley & Sons Co.                                28,336        1,141,657
Robert Half International, Inc.                          21,856          657,647
Waste Management, Inc.                                   66,883        2,433,872
                                                                  --------------
                                                                       8,691,027
                                                                  --------------
COMMUNICATIONS EQUIPMENT (2.7%)
Ciena Corp. (a)(b)                                       10,792          516,505
V  Cisco Systems, Inc. (b)                              788,042       26,052,669
Corning, Inc.                                           204,408        4,960,982
JDS Uniphase Corp. (a)(b)                                26,929          410,937
Juniper Networks, Inc. (b)                               66,365        2,389,140
Motorola, Inc.                                          299,353        5,624,843
QUALCOMM, Inc.                                          216,762        9,262,240
Tellabs, Inc. (b)                                        57,451          506,143
                                                                  --------------
                                                                      49,723,459
                                                                  --------------
COMPUTERS & PERIPHERALS (4.5%)
Apple, Inc. (b)                                         112,578       21,384,191
Dell, Inc. (b)                                          293,831        8,991,229
EMC Corp. (b)                                           271,322        6,888,866
Hewlett-Packard Co.                                     333,955       17,258,794
International Business Machines Corp.                   176,134       20,452,680
Lexmark International, Inc. Class A (b)                  12,294          516,225
Network Appliance, Inc. (b)                              46,095        1,451,532


                                                         SHARES            VALUE
COMPUTERS & PERIPHERALS (CONTINUED)
QLogic Corp. (b)                                         20,354   $      316,098
SanDisk Corp. (a)(b)                                     29,431        1,306,736
Sun Microsystems, Inc. (a)(b)                           458,236        2,616,528
Teradata Corp. (b)                                       22,761          649,371
                                                                  --------------
                                                                      81,832,250
                                                                  --------------
CONSTRUCTION & ENGINEERING (0.1%)
Fluor Corp.                                              11,405        1,801,990
Jacobs Engineering Group, Inc. (b)                        7,800          679,770
                                                                  --------------
                                                                       2,481,760
                                                                  --------------
CONSTRUCTION MATERIALS (0.1%)
Vulcan Materials Co. (a)                                 12,304        1,052,115
                                                                  --------------

CONSUMER FINANCE (0.9%)
American Express Co.                                    153,409        9,350,279
Capital One Financial Corp.                              54,092        3,547,894
Discover Financial Services                              61,771        1,192,180
SLM Corp.                                                53,073        2,502,923
                                                                  --------------
                                                                      16,593,276
                                                                  --------------
CONTAINERS & PACKAGING (0.2%)
Ball Corp.                                               13,331          660,951
Bemis Co., Inc. (a)                                      13,321          375,119
Pactiv Corp. (b)                                         16,792          461,276
Sealed Air Corp.                                         20,758          517,497
Temple-Inland, Inc.                                      13,866          744,188
                                                                  --------------
                                                                       2,759,031
                                                                  --------------
DISTRIBUTORS (0.1%)
Genuine Parts Co.                                        21,930        1,076,105
                                                                  --------------

DIVERSIFIED CONSUMER SERVICES (0.1%)
Apollo Group, Inc. Class A (b)                           18,382        1,456,957
H&R Block, Inc. (a)                                      41,106          896,110
                                                                  --------------
                                                                       2,353,067
                                                                  --------------
DIVERSIFIED FINANCIAL SERVICES (4.8%)
V  Bank of America Corp.                                574,385       27,731,308
CIT Group, Inc.                                          24,915          878,005
V  Citigroup, Inc.                                      643,914       26,979,997
CME Group, Inc.                                           6,854        4,566,478
IntercontinentalExchange, Inc. (a)(b)                     9,000        1,603,800
JPMorgan Chase & Co.                                    438,027       20,587,269
Leucadia National Corp. (a)                              21,300        1,079,058
Moody's Corp. (a)                                        28,379        1,240,730
NYSE Euronext (a)                                        27,300        2,562,651
                                                                  --------------
                                                                      87,229,296
                                                                  --------------
DIVERSIFIED TELECOMMUNICATION SERVICES (3.0%)
V  AT&T, Inc.                                           789,549       32,995,253
CenturyTel, Inc.                                         14,155          623,528
Citizens Communications Co.                              43,613          573,947

 10 MainStay S&P 500 Index Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
Embarq Corp.                                             19,755   $    1,045,435
Qwest Communications International, Inc. (a)(b)         207,012        1,486,346
Verizon Communications, Inc.                            376,026       17,323,518
Windstream Corp.                                         60,384          812,165
                                                                  --------------
                                                                      54,860,192
                                                                  --------------
ELECTRIC UTILITIES (1.9%)
Allegheny Energy, Inc. (b)                               21,517        1,305,221
American Electric Power Co., Inc.                        51,745        2,494,626
Duke Energy Corp.                                       162,572        3,116,505
Edison International                                     42,200        2,451,398
Entergy Corp.                                            25,521        3,059,202
Exelon Corp.                                             87,030        7,204,343
FirstEnergy Corp.                                        39,427        2,748,062
FPL Group, Inc.                                          52,691        3,605,118
Pinnacle West Capital Corp. (a)                          12,637          510,535
PPL Corp.                                                49,578        2,563,183
Progress Energy, Inc.                                    33,124        1,589,952
Southern Co. (The)                                       98,027        3,593,670
                                                                  --------------
                                                                      34,241,815
                                                                  --------------
ELECTRICAL EQUIPMENT (0.4%)
Cooper Industries, Ltd. Class A                          23,626        1,237,766
Emerson Electric Co.                                    102,810        5,373,879
Rockwell Automation, Inc.                                19,754        1,360,656
                                                                  --------------
                                                                       7,972,301
                                                                  --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.3%)
Agilent Technologies, Inc. (b)                           50,082        1,845,522
Jabil Circuit, Inc.                                      26,903          584,602
Molex, Inc.                                              18,059          515,765
Tektronix, Inc.                                           9,802          371,006
Tyco Electronics, Ltd.                                   64,051        2,284,699
                                                                  --------------
                                                                       5,601,594
                                                                  --------------
ENERGY EQUIPMENT & SERVICES (2.3%)
Baker Hughes, Inc.                                       41,404        3,590,554
BJ Services Co.                                          38,085          959,361
ENSCO International, Inc.                                19,400        1,076,506
Halliburton Co.                                         115,238        4,542,682
Nabors Industries, Ltd. (b)                              36,349        1,020,680
National Oilwell Varco, Inc. (b)                         45,976        3,367,282
Noble Corp.                                              34,574        1,830,693
Rowan Cos., Inc.                                         14,161          551,996
Schlumberger, Ltd.                                      154,351       14,905,676
Smith International, Inc.                                26,000        1,717,300
Transocean, Inc. (b)                                     37,242        4,445,578
Weatherford International, Ltd. (b)                      43,598        2,829,946
                                                                  --------------
                                                                      40,838,254
                                                                  --------------


                                                         SHARES            VALUE
FOOD & STAPLES RETAILING (2.2%)
Costco Wholesale Corp.                                   56,762   $    3,817,812
CVS Caremark Corp.                                      191,753        8,009,523
Kroger Co. (The)                                         91,090        2,677,135
Safeway, Inc.                                            56,827        1,932,118
SUPERVALU, Inc.                                          27,257        1,056,209
Sysco Corp.                                              79,069        2,711,276
Walgreen Co. (a)                                        128,921        5,111,718
Wal-Mart Stores, Inc.                                   310,963       14,058,637
Whole Foods Market, Inc. (a)                             18,003          891,869
                                                                  --------------
                                                                      40,266,297
                                                                  --------------
FOOD PRODUCTS (1.4%)
Archer-Daniels-Midland Co.                               83,851        3,000,189
Campbell Soup Co.                                        29,078        1,075,304
ConAgra Foods, Inc.                                      64,183        1,523,063
Dean Foods Co.                                           17,137          475,894
General Mills, Inc.                                      42,747        2,467,784
H.J. Heinz Co.                                           41,836        1,957,088
Hershey Co. (The) (a)                                    22,431          967,000
Kellogg Co.                                              34,313        1,811,383
Kraft Foods, Inc. Class A                               204,117        6,819,549
McCormick & Co., Inc.                                    16,971          594,494
Sara Lee Corp.                                           94,243        1,558,779
Tyson Foods, Inc. Class A                                35,604          562,543
Wm. Wrigley Jr. Co.                                      28,108        1,733,420
                                                                  --------------
                                                                      24,546,490
                                                                  --------------
GAS UTILITIES (0.1%)
Nicor, Inc. (a)                                           5,688          246,120
Questar Corp.                                            22,000        1,255,760
                                                                  --------------
                                                                       1,501,880
                                                                  --------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.6%)
Baxter International, Inc.                               83,489        5,010,175
Becton, Dickinson & Co.                                  31,379        2,618,891
Boston Scientific Corp. (b)                             173,503        2,406,487
C.R. Bard, Inc.                                          13,236        1,106,662
Covidien, Ltd.                                           64,051        2,664,522
Hospira, Inc. (b)                                        20,112          831,229
Medtronic, Inc.                                         146,860        6,967,038
St. Jude Medical, Inc. (b)                               43,660        1,778,272
Stryker Corp.                                            30,767        2,184,457
Varian Medical Systems, Inc. (b)                         16,400          799,828
Zimmer Holdings, Inc. (b)                                30,607        2,126,880
                                                                  --------------
                                                                      28,494,441
                                                                  --------------
HEALTH CARE PROVIDERS & SERVICES (2.2%)
Aetna, Inc.                                              66,292        3,723,622
AmerisourceBergen Corp.                                  23,226        1,094,177
Cardinal Health, Inc.                                    47,169        3,208,907
CIGNA Corp.                                              36,604        1,921,344
Coventry Health Care, Inc. (b)                           20,332        1,226,223
Express Scripts, Inc. (b)                                35,072        2,213,043

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   11


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Humana, Inc. (b)                                         21,707   $    1,626,940
Laboratory Corp. of America Holdings (b)                 15,226        1,046,788
Manor Care, Inc. (a)                                      9,407          626,318
McKesson Corp.                                           38,238        2,527,532
Medco Health Solutions, Inc. (b)                         35,096        3,312,360
Patterson Cos., Inc. (b)                                 17,752          694,281
Quest Diagnostics, Inc.                                  20,195        1,073,970
Tenet Healthcare Corp. (a)(b)                            60,310          211,688
UnitedHealth Group, Inc.                                171,471        8,427,800
WellPoint, Inc. (b)                                      78,206        6,196,261
                                                                  --------------
                                                                      39,131,254
                                                                  --------------
HEALTH CARE TECHNOLOGY (0.0%)++
IMS Health, Inc. (a)                                     25,718          648,351
                                                                  --------------
HOTELS, RESTAURANTS & LEISURE (1.5%)
Carnival Corp. (a)                                       56,528        2,712,213
Darden Restaurants, Inc.                                 18,707          804,401
Harrah's Entertainment, Inc.                             24,053        2,122,677
International Game Technology                            43,350        1,890,494
Marriott International, Inc. Class A                     41,377        1,701,008
McDonald's Corp.                                        154,402        9,217,799
Starbucks Corp. (b)                                      96,572        2,576,541
Starwood Hotels & Resorts Worldwide, Inc.                27,174        1,545,114
Wendy's International, Inc.                              11,143          387,331
Wyndham Worldwide Corp.                                  23,571          773,836
Yum! Brands, Inc.                                        67,634        2,723,621
                                                                  --------------
                                                                      26,455,035
                                                                  --------------
HOUSEHOLD DURABLES (0.5%)
Black & Decker Corp.                                      8,469          761,448
Centex Corp.                                             15,198          380,862
D.R. Horton, Inc.                                        35,449          449,847
Fortune Brands, Inc.                                     19,744        1,653,955
Harman International Industries, Inc.                     8,328          701,218
KB Home (a)                                              10,054          277,893
Leggett & Platt, Inc.                                    23,090          448,639
Lennar Corp. Class A (a)                                 17,657          403,462
Newell Rubbermaid, Inc.                                  35,428        1,033,080
Pulte Homes, Inc. (a)                                    27,254          404,449
Snap-on, Inc.                                             7,378          368,236
Stanley Works (The)                                      10,369          596,736
Whirlpool Corp. (a)                                       9,968          789,266
                                                                  --------------
                                                                       8,269,091
                                                                  --------------


                                                         SHARES            VALUE
HOUSEHOLD PRODUCTS (2.1%)
Clorox Co. (The)                                         17,946   $    1,122,881
Colgate-Palmolive Co.                                    66,029        5,036,032
Kimberly-Clark Corp.                                     55,049        3,902,424
V  Procter & Gamble Co. (The)                           403,695       28,064,876
                                                                  --------------
                                                                      38,126,213
                                                                  --------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.3%)
AES Corp. (The) (b)                                      86,131        1,844,065
Constellation Energy Group, Inc.                         23,226        2,199,502
Dynegy, Inc. Class A (b)                                 64,147          590,794
                                                                  --------------
                                                                       4,634,361
                                                                  --------------
INDUSTRIAL CONGLOMERATES (3.7%)
3M Co.                                                   92,832        8,016,971
V  General Electric Co.                               1,325,543       54,559,350
Textron, Inc.                                            32,250        2,232,023
Tyco International, Ltd.                                 64,051        2,636,980
                                                                  --------------
                                                                      67,445,324
                                                                  --------------
INSURANCE (4.2%)
ACE, Ltd.                                                42,616        2,582,956
AFLAC, Inc.                                              63,576        3,991,301
Allstate Corp. (The)                                     75,762        3,969,929
Ambac Financial Group, Inc. (a)                          13,221          486,929
American International Group, Inc.                      331,945       20,952,368
Aon Corp.                                                38,396        1,740,107
Assurant, Inc.                                           12,900          753,876
Chubb Corp. (The)                                        50,998        2,720,743
Cincinnati Financial Corp.                               22,116          879,775
Genworth Financial, Inc. Class A                         57,090        1,558,557
Hartford Financial Services Group, Inc. (The)            41,129        3,990,747
Lincoln National Corp.                                   34,991        2,182,389
Loews Corp.                                              57,477        2,821,546
Marsh & McLennan Cos., Inc.                              70,238        1,818,462
MBIA, Inc.                                               16,396          705,684
MetLife, Inc.                                            95,932        6,604,918
Principal Financial Group, Inc.                          34,500        2,334,615
Progressive Corp. (The) (a)                              93,844        1,736,114
Prudential Financial, Inc.                               59,416        5,746,716
SAFECO Corp.                                             13,607          787,845
Torchmark Corp.                                          12,325          803,097
Travelers Cos., Inc. (The)                               85,046        4,440,252
Unum Group                                               46,597        1,087,574
XL Capital, Ltd. Class A                                 23,547        1,694,207
                                                                  --------------
                                                                      76,390,707
                                                                  --------------
INTERNET & CATALOG RETAIL (0.3%)
Amazon.com, Inc. (b)                                     39,549        3,525,793
Expedia, Inc. (b)                                        26,700          872,022
IAC/InterActiveCorp. (b)                                 24,800          730,608
                                                                  --------------
                                                                       5,128,423
                                                                  --------------

 12 MainStay S&P 500 Index Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES (1.9%)
Akamai Technologies, Inc. (a)(b)                         22,000   $      862,180
eBay, Inc. (b)                                          147,846        5,337,241
Google, Inc. Class A (b)                                 29,838       21,095,466
VeriSign, Inc. (a)(b)                                    31,005        1,056,960
Yahoo!, Inc. (b)                                        174,540        5,428,194
                                                                  --------------
                                                                      33,780,041
                                                                  --------------
IT SERVICES (0.8%)
Affiliated Computer Services, Inc. Class A (b)           12,639          640,292
Automatic Data Processing, Inc.                          68,768        3,408,142
Cognizant Technology Solutions Corp. Class A (b)         36,800        1,525,728
Computer Sciences Corp. (b)                              22,326        1,303,615
Convergys Corp. (b)                                      17,738          325,138
Electronic Data Systems Corp.                            66,183        1,428,891
Fidelity National Information Services, Inc.             22,000        1,014,640
Fiserv, Inc. (b)                                         21,673        1,200,684
Paychex, Inc.                                            43,835        1,831,426
Unisys Corp. (b)                                         43,977          267,380
Western Union Co. (The)                                  99,394        2,190,644
                                                                  --------------
                                                                      15,136,580
                                                                  --------------
LEISURE EQUIPMENT & PRODUCTS (0.2%)
Brunswick Corp.                                          12,077          269,438
Eastman Kodak Co. (a)                                    36,589        1,048,641
Hasbro, Inc.                                             20,885          623,417
Mattel, Inc.                                             50,563        1,056,261
                                                                  --------------
                                                                       2,997,757
                                                                  --------------
LIFE SCIENCES TOOLS & SERVICES (0.3%)
Applera Corp.-Applied BioSystems Group                   23,267          864,136
Millipore Corp. (a)(b)                                    6,793          527,476
PerkinElmer, Inc. (a)                                    16,081          442,549
Thermo Fisher Scientific, Inc. (b)                       55,199        3,246,253
Waters Corp. (b)                                         13,098        1,008,284
                                                                  --------------
                                                                       6,088,698
                                                                  --------------
MACHINERY (1.7%)
Caterpillar, Inc.                                        82,594        6,162,338
Cummins, Inc. (a)                                        13,486        1,617,781
Danaher Corp.                                            31,897        2,732,616
Deere & Co.                                              28,768        4,456,163
Dover Corp.                                              26,037        1,197,702
Eaton Corp.                                              18,814        1,741,800
Illinois Tool Works, Inc.                                54,304        3,109,447
Ingersoll-Rand Co., Ltd. Class A                         37,157        1,870,855
ITT Corp.                                                23,655        1,582,993


                                                         SHARES            VALUE
MACHINERY (CONTINUED)
PACCAR, Inc.                                             48,254   $    2,680,992
Pall Corp.                                               15,996          640,960
Parker Hannifin Corp.                                    22,348        1,796,109
Terex Corp. (b)                                          13,100          972,282
                                                                  --------------
                                                                      30,562,038
                                                                  --------------
MEDIA (2.9%)
CBS Corp. Class B                                        88,775        2,547,843
Clear Channel Communications, Inc.                       64,549        2,438,016
Comcast Corp. Class A (b)                               399,838        8,416,590
DIRECTV Group, Inc. (The) (b)                            98,400        2,605,632
Dow Jones & Co., Inc.                                     8,312          497,141
E.W. Scripps Co. (The) Class A                           11,673          525,402
Gannett Co., Inc.                                        30,256        1,283,156
Interpublic Group of Cos., Inc. (The) (b)                60,300          624,105
McGraw-Hill Cos., Inc. (The)                             44,311        2,217,322
Meredith Corp.                                            4,849          301,850
New York Times Co. (The) Class A (a)                     18,165          355,307
News Corp. Class A                                      299,885        6,498,508
Omnicom Group, Inc.                                      42,606        2,172,054
Time Warner, Inc.                                       483,097        8,821,351
Tribune Co.                                              10,865          328,775
Viacom, Inc. Class B (b)                                 88,815        3,667,171
Walt Disney Co. (The)                                   251,290        8,702,173
                                                                  --------------
                                                                      52,002,396
                                                                  --------------
METALS & MINING (1.0%)
Alcoa, Inc.                                             114,454        4,531,234
Allegheny Technologies, Inc. (a)                         13,145        1,343,025
Freeport-McMoRan Copper & Gold, Inc. Class B             49,402        5,813,627
Newmont Mining Corp.                                     58,071        2,953,491
Nucor Corp.                                              37,255        2,310,555
Titanium Metals Corp. (b)                                 9,100          320,320
United States Steel Corp.                                15,229        1,643,209
                                                                  --------------
                                                                      18,915,461
                                                                  --------------
MULTILINE RETAIL (0.9%)
Big Lots, Inc. (a)(b)                                    13,160          315,577
Dillard's, Inc. Class A (a)                               7,835          180,440
Family Dollar Stores, Inc. (a)                           19,408          491,992
J.C. Penney Co., Inc.                                    28,686        1,613,301
Kohl's Corp. (b)                                         41,170        2,263,115
Macy's, Inc.                                             56,180        1,799,445
Nordstrom, Inc.                                          25,616        1,010,295
Sears Holdings Corp. (a)(b)                               9,831        1,325,121
Target Corp.                                            109,832        6,739,292
                                                                  --------------
                                                                      15,738,578
                                                                  --------------
MULTI-UTILITIES (1.1%)
Ameren Corp.                                             26,875        1,452,863
CenterPoint Energy, Inc. (a)                             41,219          690,830
CMS Energy Corp.                                         28,366          481,371

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   13


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
MULTI-UTILITIES (CONTINUED)
Consolidated Edison, Inc. (a)                            35,005   $    1,648,385
Dominion Resources, Inc.                                 37,694        3,453,901
DTE Energy Co. (a)                                       22,122        1,097,251
Integrys Energy Group, Inc.                               9,652          519,374
NiSource, Inc.                                           34,875          713,194
PG&E Corp.                                               45,800        2,240,994
Public Service Enterprise Group, Inc.                    32,960        3,150,976
Sempra Energy                                            33,810        2,079,653
TECO Energy, Inc. (a)                                    26,695          449,277
Xcel Energy, Inc.                                        54,407        1,226,878
                                                                  --------------
                                                                      19,204,947
                                                                  --------------
OFFICE ELECTRONICS (0.1%)
Xerox Corp. (b)                                         122,110        2,129,598
                                                                  --------------

OIL, GAS & CONSUMABLE FUELS (9.2%)
Anadarko Petroleum Corp.                                 60,051        3,544,210
Apache Corp.                                             43,028        4,466,737
Chesapeake Energy Corp.                                  53,176        2,099,388
V  Chevron Corp.                                        275,997       25,256,485
ConocoPhillips                                          210,711       17,902,007
CONSOL Energy, Inc.                                      23,335        1,318,428
Devon Energy Corp.                                       57,812        5,399,641
El Paso Corp.                                            90,777        1,603,122
EOG Resources, Inc.                                      31,663        2,805,342
V  ExxonMobil Corp.                                     717,528       66,005,401
Hess Corp.                                               35,808        2,564,211
Marathon Oil Corp.                                       92,586        5,474,610
Murphy Oil Corp.                                         24,418        1,797,897
Noble Energy, Inc.                                       22,200        1,699,188
Occidental Petroleum Corp.                              107,824        7,445,247
Peabody Energy Corp.                                     33,900        1,889,925
Spectra Energy Corp.                                     81,886        2,127,398
Sunoco, Inc.                                             15,767        1,160,451
Tesoro Corp. (a)                                         17,700        1,071,381
Valero Energy Corp.                                      71,744        5,052,930
Williams Cos., Inc.                                      77,180        2,816,298
XTO Energy, Inc.                                         49,541        3,288,532
                                                                  --------------
                                                                     166,788,829
                                                                  --------------
PAPER & FOREST PRODUCTS (0.3%)
International Paper Co.                                  56,267        2,079,628
MeadWestvaco Corp.                                       23,170          779,439
Weyerhaeuser Co.                                         27,939        2,120,849
                                                                  --------------
                                                                       4,979,916
                                                                  --------------
PERSONAL PRODUCTS (0.2%)
Avon Products, Inc.                                      56,636        2,320,943
Estee Lauder Cos., Inc. (The) Class A                    14,985          657,842
                                                                  --------------
                                                                       2,978,785
                                                                  --------------


                                                         SHARES            VALUE
PHARMACEUTICALS (6.0%)
Abbott Laboratories                                     200,037   $   10,926,021
Allergan, Inc.                                           39,442        2,665,490
Barr Pharmaceuticals, Inc. (b)                           14,193          813,543
Bristol-Myers Squibb Co.                                256,265        7,685,387
Eli Lilly & Co.                                         127,829        6,921,940
Forest Laboratories, Inc. (b)                            40,622        1,587,102
V  Johnson & Johnson                                    374,736       24,421,545
King Pharmaceuticals, Inc. (b)                           31,042          329,045
Merck & Co., Inc.                                       281,951       16,426,465
Mylan, Inc.                                              31,500          473,760
Pfizer, Inc.                                            896,764       22,069,362
Schering-Plough Corp.                                   209,764        6,401,997
Watson Pharmaceuticals, Inc. (b)                         13,090          400,030
Wyeth                                                   174,210        8,471,832
                                                                  --------------
                                                                     109,593,519
                                                                  --------------
REAL ESTATE INVESTMENT TRUSTS (1.1%)
Apartment Investment & Management Co. Class A            12,442          581,415
AvalonBay Communities, Inc.                              10,100        1,238,765
Boston Properties, Inc.                                  15,319        1,659,660
Developers Diversified Realty Corp.                      16,500          831,600
Equity Residential (a)                                   35,906        1,500,153
General Growth Properties, Inc. (a)                      31,600        1,717,776
Host Hotels & Resorts, Inc. (a)                          67,000        1,484,720
Kimco Realty Corp. (a)                                   32,691        1,357,330
Plum Creek Timber Co., Inc.                              22,911        1,023,434
ProLogis                                                 33,006        2,367,850
Public Storage                                           15,784        1,278,030
Simon Property Group, Inc.                               28,923        3,011,174
Vornado Realty Trust (a)                                 17,314        1,934,320
                                                                  --------------
                                                                      19,986,227
                                                                  --------------
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.0%)++
CB Richard Ellis Group, Inc. Class A (b)                 25,500          621,690
                                                                  --------------

ROAD & RAIL (0.7%)
Burlington Northern Santa Fe Corp.                       38,923        3,392,139
CSX Corp.                                                56,334        2,522,073
Norfolk Southern Corp.                                   50,834        2,625,576
Ryder System, Inc. (a)                                    7,992          382,417
Union Pacific Corp.                                      34,542        4,422,758
                                                                  --------------
                                                                      13,344,963
                                                                  --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.6%)
Advanced Micro Devices, Inc. (a)(b)                      71,455          934,631
Altera Corp.                                             45,968          901,892
Analog Devices, Inc.                                     40,284        1,347,903
Applied Materials, Inc.                                 178,178        3,460,217
Broadcom Corp. Class A (b)                               60,727        1,976,664
Intel Corp.                                             755,997       20,336,319
KLA-Tencor Corp. (a)                                     24,678        1,299,297

 14 MainStay S&P 500 Index Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONTINUED)
Linear Technology Corp. (a)                              28,708   $      947,938
LSI Corp. (a)(b)                                         92,382          609,721
MEMC Electronic Materials, Inc. (b)                      28,900        2,116,058
Microchip Technology, Inc.                               28,400          942,028
Micron Technology, Inc. (a)(b)                           96,690        1,016,212
National Semiconductor Corp.                             31,056          780,748
Novellus Systems, Inc. (b)                               15,788          448,537
NVIDIA Corp. (b)                                         71,048        2,513,678
Teradyne, Inc. (b)                                       25,233          311,375
Texas Instruments, Inc.                                 184,882        6,027,153
Xilinx, Inc.                                             38,557          940,791
                                                                  --------------
                                                                      46,911,162
                                                                  --------------
SOFTWARE (3.6%)
Adobe Systems, Inc. (b)                                  75,691        3,625,599
Autodesk, Inc. (b)                                       29,608        1,447,831
BMC Software, Inc. (b)                                   26,214          887,082
CA, Inc.                                                 50,366        1,332,181
Citrix Systems, Inc. (b)                                 23,547        1,012,286
Compuware Corp. (b)                                      38,820          388,200
Electronic Arts, Inc. (b)                                39,929        2,440,460
Intuit, Inc. (b)                                         44,633        1,435,844
V  Microsoft Corp.                                    1,043,124       38,397,394
Novell, Inc. (b)                                         43,321          327,507
Oracle Corp. (b)                                        510,068       11,308,208
Symantec Corp. (b)                                      116,582        2,189,410
                                                                  --------------
                                                                      64,792,002
                                                                  --------------
SPECIALTY RETAIL (1.5%)
Abercrombie & Fitch Co. Class A                          11,300          894,960
AutoNation, Inc. (b)                                     19,630          347,255
AutoZone, Inc. (a)(b)                                     5,905          734,641
Bed Bath & Beyond, Inc. (a)(b)                           35,292        1,197,810
Best Buy Co., Inc. (a)                                   51,617        2,504,457
Circuit City Stores, Inc. (a)                            21,841          173,199
Gap, Inc. (The)                                          64,113        1,211,736
Home Depot, Inc. (The) (a)                              218,551        6,886,542
Limited Brands, Inc.                                     41,274          908,441
Lowe's Cos., Inc.                                       191,384        5,146,316
Office Depot, Inc. (b)                                   35,535          666,637
OfficeMax, Inc. (a)                                       9,477          299,947
RadioShack Corp. (a)                                     17,020          350,952
Sherwin-Williams Co. (The)                               14,003          895,072
Staples, Inc.                                            92,917        2,168,683
Tiffany & Co.                                            17,681          957,957
TJX Cos., Inc.                                           58,372        1,688,702
                                                                  --------------
                                                                      27,033,307
                                                                  --------------


                                                         SHARES            VALUE
TEXTILES, APPAREL & LUXURY GOODS (0.4%)
Coach, Inc. (b)                                          48,358   $    1,767,968
Jones Apparel Group, Inc.                                12,072          252,788
Liz Claiborne, Inc.                                      13,168          374,893
NIKE, Inc. Class B                                       50,076        3,318,036
Polo Ralph Lauren Corp.                                   7,800          536,640
VF Corp.                                                 11,595        1,010,272
                                                                  --------------
                                                                       7,260,597
                                                                  --------------
THRIFTS & MORTGAGE FINANCE (1.0%)
Countrywide Financial Corp. (a)                          75,947        1,178,697
Fannie Mae                                              125,849        7,178,427
Freddie Mac                                              84,257        4,400,743
Hudson City Bancorp, Inc.                                68,500        1,072,710
MGIC Investment Corp. (a)                                10,846          209,979
Sovereign Bancorp, Inc. (a)                              45,836          661,413
Washington Mutual, Inc. (a)                             112,729        3,142,885
                                                                  --------------
                                                                      17,844,854
                                                                  --------------
TOBACCO (1.2%)
Altria Group, Inc.                                      272,503       19,873,644
Reynolds American, Inc. (a)                              21,894        1,410,630
UST, Inc. (a)                                            20,586        1,097,646
                                                                  --------------
                                                                      22,381,920
                                                                  --------------
TRADING COMPANIES & DISTRIBUTORS (0.0%)++
W.W. Grainger, Inc.                                       9,235          830,411
                                                                  --------------

WIRELESS TELECOMMUNICATION SERVICES (0.5%)
ALLTEL Corp.                                             45,425        3,231,989
Sprint Nextel Corp.                                     368,526        6,301,795
                                                                  --------------
                                                                       9,533,784
                                                                  --------------
Total Common Stocks
 (Cost $1,149,951,292)                                             1,765,732,582(e)
                                                                  --------------

SHORT-TERM INVESTMENTS (7.1%)
--------------------------------------------------------------------------------
INVESTMENT COMPANY (4.6%)
State Street Navigator Securities Lending Prime
 Portfolio (c)                                       84,045,664       84,045,664
                                                                  --------------
Total Investment Company
 (Cost $84,045,664)                                                   84,045,664
                                                                  --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   15

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
U.S. GOVERNMENT (2.5%)
United States Treasury Bills
 3.85%, due 1/10/08                                 $22,100,000   $   21,936,151
 3.859%, due 1/17/08                                 20,200,000       20,035,249
 3.865%, due 1/24/08 (d)                              3,500,000        3,468,861
                                                                  --------------
Total U.S. Government
 (Cost $45,424,606)                                                   45,440,261
                                                                  --------------
Total Short-Term Investments
 (Cost $129,470,270)                                                 129,485,925
                                                                  --------------
Total Investments
 (Cost $1,279,421,562)                                    104.5%   1,895,218,507(g)
Liabilities in Excess of Cash and Other Assets             (4.5)     (81,731,640)
                                                    -----------   --------------
Net Assets                                                100.0%  $1,813,486,867
                                                    ===========   ==============

                                                    CONTRACTS            UNREALIZED
                                                         LONG      APPRECIATION (f)
FUTURES CONTRACTS (0.0%)++
-----------------------------------------------------------------------------------
Standard & Poor's 500 Index
 Mini December 2007                                       586   $            40,280
                                                                -------------------
Total Futures Contracts
 (Settlement Value $45,558,570) (e)                             $            40,280
                                                                ===================

++   Less than one-tenth of a percent.
+++  All of the Fund's assets are maintained to cover "senior securities transactions" which may include, but are not limited to, forwards, TBA's, options and futures. This percentage is marked-to-market daily against the value of the Fund's "senior securities" holdings to ensure proper coverage for these transactions.
(a)  Represents a security, or a portion thereof, which is out on loan. The aggregate market value of such securities is $80,810,404; cash collateral of $84,045,664 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)  Non-income producing security.
(c)  Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)  Segregated as collateral for futures contracts.
(e)  The combined market value of common stocks and settlement value of Standard
     & Poor's 500 Index futures contracts represents 99.9% of net assets.
(f)  Represents the difference between the value of the contracts at the time they were opened and the value at October 31, 2007.
(g)  At October 31, 2007, cost is $1,296,831,213 for federal income tax purposes and net unrealized appreciation is as follows:

      Gross unrealized appreciation                       $       636,336,443
      Gross unrealized depreciation                               (37,949,149)
                                                          -------------------
      Net unrealized appreciation                         $       598,387,294
                                                          ===================

 16 MainStay S&P 500 Index Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2007

ASSETS:
Investment in securities, at value
  (identified cost $1,279,421,562) including
  $80,810,404 market value of securities
  loaned                                      $1,895,218,507
Cash                                                 139,281
Receivables:
  Dividends and interest                           1,600,052
  Fund shares sold                                 1,513,607
  Variation margin on futures contracts              560,513
Other assets                                          23,348
                                              --------------
    Total assets                               1,899,055,308
                                              --------------
LIABILITIES:
Securities lending collateral                     84,045,664
Payables:
  Transfer agent (See Note 3)                        538,402
  Fund shares redeemed                               364,979
  Shareholder communication                          249,385
  Manager (See Note 3)                               145,237
  Professional fees                                  107,452
  NYLIFE Distributors (See Note 3)                    75,017
  Directors                                           13,146
  Custodian                                           12,205
Accrued expenses                                      16,954
                                              --------------
    Total liabilities                             85,568,441
                                              --------------
Net assets                                    $1,813,486,867
                                              ==============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  500 million shares authorized               $       50,269
Additional paid-in capital                     1,264,152,482
                                              --------------
                                               1,264,202,751
Accumulated undistributed net investment
  income                                          22,934,045
Accumulated net realized loss on investments
  and futures transactions                       (89,487,154)
Net unrealized appreciation on investments
  and futures contracts                          615,837,225
                                              --------------
Net assets                                    $1,813,486,867
                                              ==============
CLASS A
Net assets applicable to outstanding shares   $  334,324,846
                                              ==============
Shares of capital stock outstanding                9,341,041
                                              ==============
Net asset value per share outstanding         $        35.79
Maximum sales charge (3.00% of offering
  price)                                                1.11
                                              --------------
Maximum offering price per share outstanding  $        36.90
                                              ==============
CLASS I
Net assets applicable to outstanding shares   $1,479,162,021
                                              ==============
Shares of capital stock outstanding               40,927,820
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        36.14
                                              ==============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   17

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2007

INVESTMENT INCOME:
INCOME:
  Dividends                                     $ 32,772,928
  Interest                                         2,116,309
  Income from securities loaned--net                 157,336
                                                -------------
    Total income                                  35,046,573
                                                -------------
EXPENSES:
  Manager (See Note 3)                             4,135,516
  Transfer agent--Class A (See Note 3)               826,987
  Transfer agent--Class I (See Note 3)             1,954,457
  Distribution/Service--Class A (See Note 3)         821,831
  Professional fees                                  257,650
  Shareholder communication                          229,415
  Directors                                           75,621
  Custodian                                           57,718
  Registration                                        37,637
  Miscellaneous                                      101,564
                                                -------------
    Total expenses before waiver/reimbursement     8,498,396
  Expense waiver/reimbursement from Manager
    (See Note 3)                                  (2,331,037)
                                                -------------
    Net expenses                                   6,167,359
                                                -------------
Net investment income                             28,879,214
                                                -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on:
  Security transactions                           11,129,671
  Futures transactions                             3,609,877
                                                -------------
Net realized gain on investments and futures
  transactions                                    14,739,548
                                                -------------
Net change in unrealized appreciation on:
  Security transactions                          184,378,949
  Futures contracts                                 (910,774)
                                                -------------
Net change in unrealized appreciation on
  investments and futures contracts              183,468,175
                                                -------------
Net realized and unrealized gain on
  investments and futures transactions           198,207,723
                                                -------------
Net increase in net assets resulting from
  operations                                    $227,086,937
                                                =============

 18 MainStay S&P 500 Index Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2007 AND OCTOBER 31, 2006

                                             2007             2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income             $   28,879,214   $   25,859,448
 Net realized gain (loss) on
  investments and futures
  transactions                         14,739,548      (53,744,148)
 Net change in unrealized
  appreciation on investments and
  futures contracts                   183,468,175      261,197,579
                                   -------------------------------
 Net increase in net assets
  resulting from operations           227,086,937      233,312,879
                                   -------------------------------

Dividends to shareholders:
 From net investment income:
   Class A                             (4,240,638)      (3,523,617)
   Class I                            (21,915,393)     (19,998,995)
                                   -------------------------------
 Total dividends to shareholders      (26,156,031)     (23,522,612)
                                   -------------------------------

Capital share transactions:
 Net proceeds from sale of shares     462,036,100      419,790,581
 Net asset value of shares issued
   to shareholders in
   reinvestment of dividends           26,091,594       23,375,745
 Cost of shares redeemed             (495,338,894)    (588,057,897)
                                   -------------------------------
   Decrease in net assets derived
    from capital share
    transactions                       (7,211,200)    (144,891,571)
                                   -------------------------------
   Net increase in net assets         193,719,706       64,898,696

NET ASSETS:
Beginning of year                   1,619,767,161    1,554,868,465
                                   -------------------------------
End of year                        $1,813,486,867   $1,619,767,161
                                   ===============================
Accumulated undistributed net
 investment income at end of year  $   22,934,045   $   20,518,223
                                   ===============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                   CLASS A
                                            -----------------------------------------------------
                                                                                      JANUARY 2,
                                                                                         2004*
                                                                                        THROUGH
                                                   YEAR ENDED OCTOBER 31,             OCTOBER 31,
                                              2007          2006          2005           2004
Net asset value at beginning of period      $  31.85      $  27.86      $  26.11       $  25.46
                                            --------      --------      --------      -----------
Net investment income                           0.49          0.40          0.40(d)        0.20
Net realized and unrealized gain on
  investments                                   3.87          3.91          1.68           0.45
                                            --------      --------      --------      -----------
Total from investment operations                4.36          4.31          2.08           0.65
                                            --------      --------      --------      -----------
Less dividends:
  From net investment income                   (0.42)        (0.32)        (0.33)            --
                                            --------      --------      --------      -----------
Net asset value at end of period            $  35.79      $  31.85      $  27.86       $  26.11
                                            ========      ========      ========      ===========
Total investment return (b)                    13.83%        15.61%         7.97%          2.55%(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                         1.44%         1.31%         1.43%(d)       1.09%+
  Net expenses                                  0.60%         0.68%         0.73%          0.59%+
  Expenses (before waiver/reimbursement)        0.78%         0.74%         0.87%          0.87%+
Portfolio turnover rate                            5%            5%            6%             2%
Net assets at end of period (in 000's)      $334,325      $319,851      $309,387       $280,346

*    Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total Return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  Net investment income and the ratio of net investment income includes $0.07 and 0.26%, respectively, as a result of a special one time dividend from Microsoft Corp.

 20 MainStay S&P 500 Index Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                   CLASS I
    ----------------------------------------------------------------------
                            YEAR ENDED OCTOBER 31,
       2007            2006            2005           2004          2003
    $    32.16      $    28.15      $    26.35      $  24.43      $  20.57
    ----------      ----------      ----------      --------      --------
          0.58            0.53            0.48(d)       0.33          0.32(a)
          3.93            3.93            1.73          1.88          3.85
    ----------      ----------      ----------      --------      --------
          4.51            4.46            2.21          2.21          4.17
    ----------      ----------      ----------      --------      --------
         (0.53)          (0.45)          (0.41)        (0.29)        (0.31)
    ----------      ----------      ----------      --------      --------
    $    36.14      $    32.16      $    28.15      $  26.35      $  24.43
    ==========      ==========      ==========      ========      ========
         14.17%          16.06%           8.42%         9.10%        20.59%
          1.73%           1.69%           1.86%(d)      1.38%         1.46%
          0.30%           0.30%           0.30%         0.30%         0.30%
          0.42%           0.31%           0.44%         0.58%         0.61%
             5%              5%              6%            2%            3%
    $1,479,162      $1,299,916      $1,245,481      $982,503      $777,843

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   21

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay S&P 500 Index Fund (the "Fund"), a diversified fund.

The Fund currently offers two classes of shares. Class I shares commenced on January 2, 1991 and Class A shares commenced on January 2, 2004. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class I shares are not subject to sales charge. The two classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500(R) Index.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not a current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2007, the Fund did not hold securities that were valued in such a manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate

 22  MainStay S&P 500 Index Fund
classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B) on page
24) are allocated to separate classes of shares pro rata based upon their relative net assets value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objectives.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

(H) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(I) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or "Manager") a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. NYLIM also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by NYLIM directly, without a subadvisor.

The Fund is contractually obligated to pay NYLIM a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.25% on assets up to $1 billion; 0.225% on next $2 billion and 0.20% on assets in excess of $3 billion.

Effective March 1, 2007, NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other

                                                      www.mainstayfunds.com   23
transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class:
Class A, 0.60%; and Class I, 0.30%. This expense limitation may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the year ended October 31, 2007, NYLIM earned fees from the Fund in the amount of $4,135,516 and waived its fees in the amount of $2,198,221. For the period November 1, 2006 through February 28, 2007, NYLIM reimbursed the transfer agency fees of Class A shares of the Fund in the amount of $132,816.

As of October 31, 2007, the amounts of waived fees that are subject to possible recoupment by NYLIM, and the related expiration dates are as follows:

           OCTOBER 31,
  2008*       2009        2010        TOTAL
$13,575     $348,562   $2,331,037   $2,693,174
----------------------------------------------

* The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

Prior to March 1, 2007, NYLIM had an agreement in place under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses did not exceed 0.30% of the Fund's average daily net assets for its Class I shares. NYLIM also applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share class of the Fund. In addition, NYLIM also had an agreement in place under which it had agreed to reimburse the transfer agency fees of the Class A shares of the Fund so that total ordinary operating expenses did not exceed 0.60% of the average daily net assets for Class A shares.

State Street Bank & Trust Company ("SSBT"), One Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Class A shares, has adopted a distribution plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Class I shares are not subject to a distribution or service fee.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $31,002 for the year ended October 31, 2007. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A shares of $4,881 for the year ended October 31, 2007.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the year ended October 31, 2007, amounted to $2,781,444.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts, effective March 1, 2007. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(F) CAPITAL. At October 31, 2007, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class I                         $265,325,383      17.9%
------------------------------------------------------

(G) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the 'Fund. For the year ended October 31, 2007, these fees, which are included in professional fees shown on the Statement of Operations, were $85,150.

 24  MainStay S&P 500 Index Fund

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2007, the components of accumulated gain/(loss) on a tax basis were as follows:

                ACCUMULATED       OTHER        UNREALIZED        TOTAL
  ORDINARY        CAPITAL       TEMPORARY     APPRECIATION    ACCUMULATED
   INCOME       GAIN (LOSS)    DIFFERENCES   (DEPRECIATION)   GAIN (LOSS)
 $22,934,045   $ (72,037,223)     $ --        $598,387,294    $549,284,116
 -------------------------------------------------------------------------

The difference between book-basis and tax basis unrealized appreciation is primarily due to wash sales deferrals, and real estate investment trust distributions.

The following table discloses the current year reclassifications between accumulated undistributed net investment income and accumulated net realized gain on investments arising from permanent differences; net assets at October 31, 2007 are not affected.

       ACCUMULATED             ACCUMULATED NET
    UNDISTRIBUTED NET           REALIZED GAIN           ADDITIONAL
    INVESTMENT INCOME             (LOSS) ON               PAID-IN
          (LOSS)                 INVESTMENTS              CAPITAL
        $ (307,361)                $307,361                $ --
 ---------------------------------------------------------------------

The reclassifications for the Fund are primarily due to real estate investment trusts gain (loss), return of capital and prior year adjustments.

At October 31, 2007, for federal income tax purposes, capital loss carryforwards of $72,037,223 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                                  CAPITAL LOSS
           CAPITAL LOSS             AMOUNTS
        AVAILABLE THROUGH           (000'S)
               2010                 $14,886
               2013                   5,221
               2014                  51,930
       -------------------------------------------
                                    $72,037
       -------------------------------------------

The Fund utilized $11,296,083 of capital loss carryforwards during the year ended October 31, 2007.

The tax character of distributions paid during the years ended October 31, 2007 and October 31, 2006, shown in the Statement of Changes in Net Assets, was as follows:

                                             2007          2006
Distributions paid from:
Ordinary Income                      $26,156,031    $23,522,612
---------------------------------------------------------------

NOTE 5--CUSTODIAN:

SSBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds pay a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the year ended October 31, 2007.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2007, purchases and sales of securities, other than short-term securities, were $77,670 and $94,738, respectively.

                                                      www.mainstayfunds.com   25

NOTE 8--CAPITAL SHARE TRANSACTIONS
(IN 000'S):

CLASS A                                 SHARES      AMOUNT
Year ended October 31, 2007:
Shares sold                             2,729    $  91,532
Shares issued to shareholders in
  reinvestment of dividends:              128        4,180
Shares redeemed                        (3,558)    (119,243)
                                       -------------------
Net decrease                             (701)   $ (23,531)
                                       ===================
Year ended October 31, 2006:
Shares sold                             3,011    $  88,694
Shares issued to shareholders in
  reinvestment of dividends:              117        3,385
Shares redeemed                        (4,191)    (123,566)
                                       -------------------
Net decrease                           (1,063)   $ (31,487)
                                       ===================

CLASS I                                SHARES      AMOUNT
Year ended October 31, 2007:
Shares sold                            10,915   $ 370,504
Shares issued to shareholders in
  reinvestment of dividends:              667      21,912
Shares redeemed                       (11,069)   (376,096)
                                      -------------------
Net increase                              513   $  16,320
                                      ===================
Year ended October 31, 2006:
Shares sold                            11,085   $ 331,096
Shares issued to shareholders in
  reinvestment of dividends:              689      19,991
Shares redeemed                       (15,608)   (464,492)
                                      -------------------
Net decrease                           (3,834)  $(113,405)
                                      ===================

NOTE 9--NEW ACCOUNTING PRONOUNCEMENTS:

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation becomes effective for the Fund's 2008 fiscal year, and is to be applied to all open tax years as of the date of effectiveness. Based on Management's analysis, the determination has been made that the adoption of the interpretation on November 1, 2007, did not have an impact on the Fund's financial statements upon adoption. Management continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws, regulations and interpretations, thereof.

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

 26  MainStay S&P 500 Index Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
Eclipse Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay S&P 500 Index Fund ("the Fund"), one of the funds constituting Eclipse Funds Inc., as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay S&P 500 Index Fund of Eclipse Funds Inc. as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 20, 2007

                                                      www.mainstayfunds.com   27

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The dividends paid by the Fund during the fiscal year ended October 31, 2007, should be multiplied by 100.0% to arrive at the amount eligible for qualified dividend income and 100.0% for the corporate dividends received deduction.

In January 2008, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2007. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2007.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at www.mainstayfunds.com; or (ii) on the Securities and Exchange Commissions ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting of shareholders of Eclipse Funds Inc. (the "Company") was held on May 4, 2007 at the Parsippany, New Jersey offices of New York Life Investment Management LLC. The purpose of the meeting was to elect the following individuals to the Board of Directors of the Company:

  - Susan B. Kerley
  - Alan R. Latshaw
  - Peter Meenan
  - Richard H. Nolan, Jr.
  - Richard S. Trutanic
  - Roman L. Weil
  - John A. Weisser
  - Brian A. Murdock (Interested Director)

There are no other Directors of the Company.

No other business came before the special meeting. The proposal to elect Directors was passed by the shareholders of the Fund as shown below:

                                       VOTES
S&P 500 INDEX FUND     VOTES FOR      WITHHELD   ABSTENTIONS       TOTAL
Susan B. Kerley      35,006,165.191  11,645.249   1,212.000    35,019,022.440
-----------------------------------------------------------------------------
Alan R. Latshaw      35,006,165.191  11,645.249   1,212.000    35,019,022.440
-----------------------------------------------------------------------------
Peter Meenan         35,005,762.040  12,048.400   1,212.000    35,019,022.440
-----------------------------------------------------------------------------
Richard H. Nolan,
 Jr.                 35,006,165.191  11,645.249   1,212.000    35,019,022.440
-----------------------------------------------------------------------------
Richard S.
 Trutanic            35,006,165.191  11,645.249   1,212.000    35,019,022.440
-----------------------------------------------------------------------------
Roman L. Weil        35,005,762.040  12,048.400   1,212.000    35,019,022.440
-----------------------------------------------------------------------------
John A. Weisser      35,006,165.191  11,645.249   1,212.000    35,019,022.440
-----------------------------------------------------------------------------
Brian A. Murdock     35,006,165.191  11,645.249   1,212.000    35,019,022.440
-----------------------------------------------------------------------------

This resulted in approval of the proposal.

 28  MainStay S&P 500 Index Fund

DIRECTORS AND OFFICERS

The Directors oversee the Fund and the Manager. Pursuant to notice, a Special Meeting of Shareholders of the Company was held on May 4, 2007, at NYLIM's offices in Parsippany, New Jersey. The Directors listed below were elected to serve the Company effective June 7, 2007.

Each Director serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Director shall tender his or her resignation upon reaching age 72. A Director reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Director shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Directors. The business address of each Director and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Directors and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,                                       NUMBER OF FUNDS  OTHER
                          POSITION(S) HELD                                      IN FUND COMPLEX  DIRECTORSHIPS
        NAME AND          WITH THE COMPANY       PRINCIPAL OCCUPATION(S)        OVERSEEN BY      HELD BY
        DATE OF BIRTH     AND LENGTH OF SERVICE  DURING PAST FIVE YEARS         DIRECTOR         DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR*

        BRIAN A. MURDOCK  Indefinite; Director   Member of the Board of               73         Trustee, Eclipse Funds since
        3/14/56           since June 2007 and    Managers and President (since                   June 2007 (3 funds);
                          Chief Executive        2004) and Chief Executive                       Director, MainStay VP Series
                          Officer since 2006     Officer (since 2006), New                       Fund, Inc., since 2006 (24
                                                 York Life Investment                            portfolios); Director, ICAP
                                                 Management LLC and New York                     Funds, Inc., since 2006 (3
                                                 Life Investment Management                      funds); Trustee, The MainStay
                                                 Holdings LLC; Senior Vice                       Funds since 2006 (21 funds)
                                                 President, New York Life
                                                 Insurance Company (since
                                                 2004); Chairman of the Board
                                                 and President, NYLIFE
                                                 Distributors LLC (since
                                                 2004); Member of the Board of
                                                 Managers, NYLCAP Manager LLC
                                                 and Madison Capital Funding
                                                 LLC (since 2004), MacKay
                                                 Shields LLC and Institutional
                                                 Capital LLC (since 2006), and
                                                 McMorgan & Company LLC (since
                                                 2007); Chief Executive
                                                 Officer, Eclipse Funds (since
                                                 2006); Chairman (2006 to
                                                 2007) and Trustee and Chief
                                                 Executive Officer (since
                                                 2006), The MainStay Funds;
                                                 Chairman (2006 to 2007) and
                                                 Director and Chief Executive
                                                 Officer (since 2006),
                                                 MainStay VP Series Fund,
                                                 Inc.; Director and Chief
                                                 Executive Officer, ICAP
                                                 Funds, Inc. (since 2006);
                                                 Chief Investment Officer,
                                                 MLIM Europe and Asia (2001 to
                                                 2003); President of Merrill
                                                 Japan and Chairman of MLIM's
                                                 Pacific Region (1999 to 2001)
        ----------------------------------------------------------------------------------------------------------------------

* This Director is considered to be an "interested person" of the Company within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."

                                                    www.mainstayfunds.com     29

                          TERM OF OFFICE,                                       NUMBER OF FUNDS  OTHER
                          POSITION(S) WITH                                      IN FUND COMPLEX  DIRECTORSHIPS
        NAME AND          THE COMPANY            PRINCIPAL OCCUPATION(S)        OVERSEEN BY      HELD BY
        DATE OF BIRTH     AND LENGTH OF SERVICE  DURING PAST FIVE YEARS         DIRECTOR         DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

        SUSAN B. KERLEY   Indefinite; Chairman   Partner, Strategic Management        73         Chairman since 2005 and
        8/12/51           since 2005 and         Advisors LLC (since 1990)                       Trustee since 2000, Eclipse
                          Director since 1990                                                    Funds (3 funds); Chairman and
                                                                                                 Director, ICAP Funds, Inc.,
                                                                                                 since 2006 (3 funds);
                                                                                                 Chairman and Trustee, The
                                                                                                 MainStay Funds, since June
                                                                                                 2007 (21 funds); Chairman and
                                                                                                 Director, MainStay VP Series
                                                                                                 Fund, Inc., since June 2007
                                                                                                 (24 portfolios); Trustee,
                                                                                                 Legg Mason Partners Funds,
                                                                                                 Inc., since 1991 (30
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        ALAN R. LATSHAW   Indefinite; Director   Retired; Partner, Ernst &            73         Trustee, Eclipse Funds since
        3/27/51           and Audit Committee    Young LLP (2002 to 2003);                       June 2007 (3 funds);
                          Financial Expert       Partner, Arthur Andersen LLP                    Director, ICAP Funds, Inc.,
                          since June 2007        (1989 to 2002); Consultant to                   since June 2007 (3 funds);
                                                 the Audit and Compliance                        Trustee, The MainStay Funds
                                                 Committee of The MainStay                       since 2006 (21 funds);
                                                 Funds (2004                                     Director, MainStay VP Series
                                                 to 2006)                                        Fund, Inc., since June 2007
                                                                                                 (24 portfolios); Trustee,
                                                                                                 State Farm Associates Funds
                                                                                                 Trusts since 2005 (3
                                                                                                 portfolios); Trustee, State
                                                                                                 Farm Mutual Fund Trust since
                                                                                                 2005 (15 portfolios);
                                                                                                 Trustee, State Farm Variable
                                                                                                 Product Trust since 2005 (9
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        PETER MEENAN      Indefinite; Director   Independent Consultant;              73         Trustee, Eclipse Funds since
        12/5/41           since 2002             President and Chief Executive                   2002 (3 funds); Director,
                                                 Officer, Babson-United, Inc.                    ICAP Funds, Inc., since June
                                                 (financial services firm)                       2007 (3 funds); Trustee, The
                                                 (2000 to 2004); Independent                     MainStay Funds since June
                                                 Consultant (1999 to 2000);                      2007 (21 funds); Director,
                                                 Head of Global Funds,                           MainStay VP Series Fund,
                                                 Citicorp (1995 to 1999)                         Inc., since June 2007 (24
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD H.        Indefinite; Director   Managing Director, ICC               73         Trustee, Eclipse Funds since
        NOLAN, JR.        since June 2007        Capital Management;                             June 2007 (3 funds);
        11/16/46                                 President-- Shields/Alliance,                   Director, ICAP Funds, Inc.,
                                                 Alliance Capital Management                     since June 2007 (3 funds);
                                                 (1994 to 2004)                                  Trustee, The MainStay Funds
                                                                                                 since June 2007 (21 funds);
                                                                                                 Director, MainStay VP Series
                                                                                                 Fund, Inc., since 2006 (24
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite; Director   Chairman (since 1990) and            73         Trustee, Eclipse Funds since
        TRUTANIC          since June 2007        Chief Executive Officer (1990                   June 2007 (3 funds);
        2/13/52                                  to 1999), Somerset Group                        Director, ICAP Funds, Inc.,
                                                 (financial advisory firm);                      since June 2007 (3 funds);
                                                 Managing Director and                           Trustee, The MainStay Funds
                                                 Advisor, The Carlyle Group                      since 1994 (21 funds);
                                                 (private investment firm)                       Director, MainStay VP Series
                                                 (2002                                           Fund, Inc., since June 2007
                                                 to 2004); Senior Managing                       (24 portfolios)
                                                 Director and Partner, Groupe
                                                 Arnault S.A. (private
                                                 investment firm) (1999 to
                                                 2002)
        ----------------------------------------------------------------------------------------------------------------------

 30   MainStay S&P 500 Index Fund

                          TERM OF OFFICE,                                       NUMBER OF FUNDS  OTHER
                          POSITION(S) HELD WITH                                 IN FUND COMPLEX  DIRECTORSHIPS
        NAME AND          THE COMPANY AND        PRINCIPAL OCCUPATION(S)        OVERSEEN BY      HELD BY
        DATE OF BIRTH     LENGTH OF SERVICE      DURING PAST FIVE YEARS         DIRECTOR         DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

        ROMAN L. WEIL     Indefinite; Director   V. Duane Rath Professor of           73         Trustee, Eclipse Funds since
        5/22/40           and Audit Committee    Accounting, Graduate School                     June 2007 (3 funds);
                          Financial Expert       of Business, University of                      Director, ICAP Funds, Inc.,
                          since June 2007        Chicago; President, Roman L.                    since June 2007 (3 funds);
                                                 Weil Associates, Inc.                           Trustee, The MainStay Funds
                                                 (consulting firm)                               since June 2007 (21 funds);
                                                                                                 Director, MainStay VP Series
                                                                                                 Fund, Inc., since 1994 (24
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        JOHN A. WEISSER   Indefinite; Director   Retired. Managing Director of        73         Trustee, Eclipse Funds since
        10/22/41          since June 2007        Salomon Brothers, Inc. (1971                    June 2007 (3 funds);
                                                 to 1995)                                        Director, ICAP Funds, Inc.,
                                                                                                 since June 2007 (3 funds);
                                                                                                 Trustee, The MainStay Funds
                                                                                                 since June 2007 (21 funds);
                                                                                                 Director, MainStay VP Series
                                                                                                 Fund, Inc., since 1997 (24
                                                                                                 portfolios); Trustee,
                                                                                                 Direxion Funds (69 funds) and
                                                                                                 Direxion Insurance Trust (45
                                                                                                 funds) since March 2007
        ----------------------------------------------------------------------------------------------------------------------

Lawrence Glacken and Robert P. Mulhearn resigned as Directors of the Company effective June 7, 2007.

At a meeting of the Board of Directors held on June 7 and 8, 2007, the following individuals were appointed to serve as Officers of the Company effective June 7, 2007:

                          POSITION(S) HELD
        NAME AND          WITH THE COMPANY       PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     AND LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           since 2004             York Life Investment Management LLC (including predecessor
        10/19/46                                 advisory organizations) (since 2000); Secretary (since 2001)
                                                 and General Counsel (since 2004), New York Life Investment
                                                 Management Holdings LLC; Senior Vice President, New York
                                                 Life Insurance Company (since 2000); Vice President and
                                                 Secretary, McMorgan & Company LLC (since 2001); Secretary,
                                                 NYLIM Service Company LLC (since 2005), NYLCAP Manager LLC
                                                 (since 2004), Madison Capital Funding LLC (since 2002) and
                                                 Institutional Capital LLC (since 2006); Chief Legal Officer,
                                                 Eclipse Funds, The MainStay Funds and MainStay VP Series
                                                 Fund, Inc. (since 2004), McMorgan Funds (since 2005) and
                                                 ICAP Funds, Inc. (since 2006); Managing Director and Senior
                                                 Counsel, Lehman Brothers Inc. (1998 to 1999); General
                                                 Counsel and Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to 1998)
        -----------------------------------------------------------------------------------------------------
        JACK R.           Treasurer and          Managing Director, New York Life Investment Management LLC
        BENINTENDE        Principal Financial    (since June 2007); Treasurer and Principal Financial and
        5/12/64           and Accounting         Accounting Officer, Eclipse Funds, The MainStay Funds,
                          Officer since June     MainStay VP Series Fund, Inc., ICAP Funds, Inc. (since June
                          2007                   2007); Vice President, Prudential Investments (2000 to
                                                 2007); Assistant Treasurer, JennisonDryden Family of Funds,
                                                 Target Portfolio Trust, The Prudential Series Fund and
                                                 American Skandia Trust (2006 to 2007); Treasurer and
                                                 Principal Financial Officer, The Greater China Fund (2007)
        -----------------------------------------------------------------------------------------------------
        STEPHEN P.        President since March  Senior Managing Director and Chief Marketing Officer, New
        FISHER            2007                   York Life Investment Management LLC (since 2005); Managing
        2/22/59                                  Director--Retail Marketing, New York Life Investment
                                                 Management LLC (2003 to 2005); President, Eclipse Funds, The
                                                 MainStay Funds, MainStay VP Series Fund, Inc., and ICAP
                                                 Funds, Inc. (since March 2007); Managing Director, UBS
                                                 Global Asset Management (1999 to 2003)
        -----------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--       Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration since   predecessor advisory organizations) (since 2000); Executive
        2/8/59            2005                   Vice President, New York Life Trust Company and New York
                                                 Life Trust Company, FSB (since 2006); Vice President--
                                                 Administration, Eclipse Funds, MainStay VP Series Fund,
                                                 Inc., and The MainStay Funds (since 2005) and ICAP Funds,
                                                 Inc. (since 2006)
        -----------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     31

                          POSITION(S) HELD
        NAME AND          WITH THE COMPANY       PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     AND LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS
        ALISON H.         Senior Vice President  Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           and Chief Compliance   2006) and Managing Director and Chief Compliance Officer
        12/16/65          Officer since 2006     (2003 to 2006), New York Life Investment Management LLC and
                                                 New York Life Investment Management Holdings LLC; Senior
                                                 Managing Director, Compliance (since 2006) and Managing
                                                 Director, Compliance (2003 to 2006), NYLIFE Distributors
                                                 LLC; Chief Compliance Officer, NYLCAP Manager LLC; Senior
                                                 Vice President and Chief Compliance Officer, Eclipse Funds,
                                                 The MainStay Funds and MainStay VP Series Fund, Inc., and
                                                 ICAP Funds, Inc. (since 2006); Vice President--Compliance,
                                                 Eclipse Funds, The MainStay Funds and MainStay VP Series
                                                 Fund, Inc. (2004 to 2006); Deputy Chief Compliance Officer,
                                                 New York Life Investment Management LLC (2002 to 2003); Vice
                                                 President and Compliance Officer, Goldman Sachs Asset
                                                 Management (1999 to 2002)
        -----------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Secretary since 2004   Managing Director and Associate General Counsel, New York
        MORRISON*                                Life Investment Management LLC (since 2004); Managing
        3/26/56                                  Director and Secretary, NYLIFE Distributors LLC (since
                                                 2004); Secretary, Eclipse Funds, The MainStay Funds and
                                                 MainStay VP Series Fund, Inc. (since 2004) and ICAP Funds,
                                                 Inc. (since 2006); Chief Legal Officer--Mutual Funds and
                                                 Vice President and Corporate Counsel, The Prudential
                                                 Insurance Company of America (2000 to 2004)
        -----------------------------------------------------------------------------------------------------

* In addition to serving as Secretary to the Company, effective January 1, 2008, Marguerite E.H. Morrison will assume the role of Chief Legal Officer to the Company.

Arphiela Arizmendi resigned as Treasurer and Principal Financial and Accounting Officer of the Company effective June 7, 2007.

Christopher O. Blunt resigned as President of the Company effective March 10, 2007.

Patrick G. Boyle resigned as Executive Vice President of the Company effective June 7, 2007.

Tony H. Elavia resigned as Senior Vice President of the Company effective June 7, 2007.

Alan J. Kirshenbaum resigned as Senior Vice President of the Company effective March 19, 2007.

 32   MainStay S&P 500 Index Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay All Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay 130/30 High Yield Fund(2)
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Institutional Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
Chicago, Illinois

MACKAY SHIELDS LLC(3)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.
                         Not part of the Annual Report

                       This page intentionally left blank

                       This page intentionally left blank

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com
(C) 2007 by NYLIFE Distributors LLC. All rights reserved.     Eclipse Funds Inc.
                                                      SEC File Number: 811-06175

NYLIM-AO11871         (RECYCLE LOGO)                     MS329-07   MSSP11-12/07
                                                                           A6

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    SHORT TERM BOND FUND

                    Message from the President
                    and
                    Annual Report
                    October 31, 2007

MESSAGE FROM
THE PRESIDENT

The 12-month period ended October 31, 2007, was a dynamic one for mutual fund investors. U.S. equity markets generally advanced, with growth stocks out-performing value stocks at all capitalization levels. Although past performance is no guarantee of future results, international stocks as a whole provided even stronger returns for U.S. investors.

The progress of the equity markets, however, was far from steady. In February, weakness in Asian markets led to sharp price declines around the globe. The correction caused many investors to reconsider whether China and other emerging economies could sustain their rapid growth. Fortunately, strong corporate-earnings reports and positive economic news helped the stock market regain its footing.

In July and August, difficulties in the subprime-mortgage market led to another stock-market correction. A number of high-profile mortgage originators either closed their doors or were sold to larger entities. Other leading financial services firms faced major write-offs because of subprime-mortgage exposure.

The Federal Open Market Committee (FOMC) took prompt action to increase liquidity and stabilize the financial markets by lowering the discount rate and the federal funds target rate during the reporting period. These Federal Reserve moves helped calm investor concerns, and the stock market generally advanced from August 16, 2007, the date of an unscheduled FOMC meeting, through the end of October 2007.

Difficulties in the subprime-mortgage market led to a "flight to quality," or a general movement toward fixed-income securities that carry lower risk. As demand for short- and intermediate-term Treasury securities increased, yields fell across much of the maturity spectrum. Yields rose, however, on 20-and 30-year Treasury bonds, and the yield curve steepened during the 12-month reporting period.

High-yield bonds rallied from November 2006 through May 2007. But in June and July, the yield differences--or spreads--between high-yield bonds and comparable Treasury securities began to widen. At the end of October 2007, these spreads were wider than when the reporting period began, making high-yield securities more attractive to investors willing to accept higher risk.

To help investors address the challenges of today's ever-changing markets, New York Life Investment Management LLC provides access to seven institutional investment boutiques, each with its own proprietary research and investment culture. As advisors and subadvisors to MainStay Funds, these boutiques bring a wealth of experience and market insight to our shareholders. The portfolio managers of each MainStay Fund seek to consistently apply time-tested investment principles across a wide variety of market environments.

The report that follows provides more specific information about the market forces and investment decisions that affected your investment in MainStay Funds from November 1, 2006, through October 31, 2007. Please read the report carefully. As you do, bear in mind that this annual report reflects just a short segment of your lifetime investment journey. We look forward to continuing to work with you, wherever that journey may lead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President


                         Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    SHORT TERM BOND FUND

                    MainStay Funds
                    Annual Report
                    October 31, 2007

TABLE OF CONTENTS


Annual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------


Portfolio Management Discussion and Analysis                                   8
--------------------------------------------------------------------------------


Portfolio of Investments                                                      10
--------------------------------------------------------------------------------


Financial Statements                                                          12
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 18
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       23
--------------------------------------------------------------------------------

Federal Income Tax Information                                                24
--------------------------------------------------------------------------------


Proxy Voting Policies and Procedures and Proxy Voting Record                  24
--------------------------------------------------------------------------------


Shareholder Reports and Quarterly Portfolio Disclosure                        24
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               24
--------------------------------------------------------------------------------


Directors and Officers                                                        25

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
With sales charges       2.13%  1.70%   3.62%
Excluding sales charges  5.29   2.32    3.94

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                             CITIGROUP 1-3 YEAR U.S.       CITIGROUP 1-3 YEAR
                                                         CLASS A              TREASURY AGENCY INDEX          TREASURY INDEX
                                                         -------             -----------------------       ------------------
10/31/97                                                   9700                       10000                       10000
                                                          10348                       10766                       10771
                                                          10581                       11090                       11091
                                                          11194                       11785                       11762
                                                          12362                       13088                       13036
                                                          12727                       13755                       13677
                                                          12942                       14052                       13950
                                                          13081                       14318                       14190
                                                          13093                       14423                       14281
                                                          13558                       15038                       14871
10/31/07                                                  14276                       15908                       15727

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
                         5.59%  2.67%   4.23%

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                             CITIGROUP 1-3 YEAR U.S.       CITIGROUP 1-3 YEAR
                                                         CLASS I              TREASURY AGENCY INDEX          TREASURY INDEX
                                                         -------             -----------------------       ------------------
10/31/97                                                  10000                       10000                       10000
                                                          10683                       10766                       10771
                                                          10951                       11090                       11091
                                                          11614                       11785                       11762
                                                          12854                       13088                       13036
                                                          13266                       13755                       13677
                                                          13524                       14052                       13950
                                                          13726                       14318                       14190
                                                          13807                       14423                       14281
                                                          14336                       15038                       14871
10/31/07                                                  15138                       15908                       15727

                                                         ONE    FIVE     TEN
BENCHMARK PERFORMANCE                                    YEAR   YEARS   YEARS
-----------------------------------------------------------------------------

Citigroup 1-3 Year U.S. Treasury Agency Index(1)         5.78%  2.95%   4.75%
Citigroup 1-3 Year Treasury Index(2)                     5.76   2.83    4.63
Average Lipper short U.S. government fund(3)             4.46   2.39    4.12

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 3.00% and an annual 12b-1 fee of .25%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corpo-rate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense re-imbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. From inception (1/2/91) through 12/31/03, performance for Class A shares (first offered 1/2/04) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge and fees and expenses for Class A shares upon initial offer.
1. The Citigroup 1-3 Year U.S. Treasury Agency Index is an unmanaged index that consists of U.S. Treasury notes (mini-
  mum amount outstanding is $1 billion per issue) and agency securities (minimum amount outstanding is $200 million per issue) with maturities of one year or greater, but less than three years. Results assume reinvestment of all income and capital gains. The Citigroup 1-3 Year U.S. Treasury Agency Index is considered to be the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
2. The Citigroup 1-3 Year Treasury Index is an unmanaged index that consists of U.S. Treasury notes and bonds with maturities of one year or greater, but less than three years (mini-
  mum amount outstanding is $1 billion per issue). Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
3. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

                                                     www.mainstayfunds.com     5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY SHORT TERM BOND FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2007, to October 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2007, to October 31, 2007.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                                                             VALUE (BASED
                                                      ENDING ACCOUNT                        ON HYPOTHETICAL
                                                       VALUE (BASED                          5% ANNUALIZED
                                      BEGINNING          ON ACTUAL          EXPENSES          RETURN AND          EXPENSES
                                       ACCOUNT          RETURNS AND           PAID              ACTUAL              PAID
                                        VALUE            EXPENSES)           DURING            EXPENSES)           DURING
SHARE CLASS                            5/1/07            10/31/07           PERIOD(1)          10/31/07           PERIOD(1)

CLASS A SHARES                        $1,000.00          $1,029.50            $4.60            $1,020.50            $4.58
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00          $1,030.90            $3.07            $1,022.00            $3.06
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's net annualized expense ratio of each class (0.90% for Class A and 0.60% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).

 6   MainStay Short Term Bond Fund

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2007

(PORTFOLIO COMPOSITION PIE CHART)

U.S. Government & Federal Agencies                                                84.9
Short-Term Investments (collateral from securities lending                        20.8
  is 13.1%)
Mortgage-Backed Securities                                                         2.8
Corporate Bonds                                                                    2.6
Foreign Bond                                                                       0.8
Asset-Backed Security                                                              0.2
Liabilities in Excess of Cash and Other Assets                                   (12.1)

See Portfolio of Investments on page 10 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  United States Treasury Note, 3.875%, due 9/15/10
 2.  United States Treasury Note, 3.375%, due 9/15/09
 3.  United States Treasury Note, 4.50%, due 2/15/09
 4. Federal National Mortgage Association, 6.625%, due 9/15/09
 5.  United States Treasury Note, 3.50%, due 2/15/10
 6.  United States Treasury Note, 4.875%, due 7/31/11
 7. Federal National Mortgage Association, 4.00%, due 9/2/08
 8. Federal National Mortgage Association, 5.50%, due 1/18/12
 9.  Federal Home Loan Bank, 4.25%, due 11/20/09
10. Federal Home Loan Mortgage Corporation, 5.40%, due 7/16/09

                                                     www.mainstayfunds.com     7

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Claude Athaide, Ph.D., CFA, and Gary Goodenough of MacKay Shields LLC

HOW DID MAINSTAY SHORT TERM BOND FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2007?

Excluding all sales charges, MainStay Short Term Bond Fund returned 5.29% for Class A shares for the 12 months ended October 31, 2007. Over the same period, the Fund's Class I shares returned 5.59%. Both share classes outperformed the 4.46% return of the average Lipper(1) short U.S. government fund for the 12-month reporting period. Both share classes underperformed the 5.78% return of the Citigroup 1-3 Year U.S. Treasury/Agency Index, the Fund's broad-based securities-market index,(2) for the 12 months ended October 31, 2007. See page 5 for Fund returns with sales charges.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

Real gross domestic product (GDP) grew 2.85% during the 12 months ended September 30, 2007. Personal spending increased 2.9%, supported by a 3.8% increase in real disposable income as nonfarm payrolls increased by 1.57 million during the period. The trade deficit narrowed, as export growth exceeded import growth by 8.5%. Residential investment declined by 16.3% during the period.

The recession in the housing market and a movement toward higher-quality fixed-income securities were major stories during the reporting period. Rising delinquencies among newly underwritten subprime mortgage loans caught many investors by surprise in late 2006. The delinquencies caused the value of mortgage securities backed by these loans to fall dramatically. The yield on the two-year Treasury note fell to 4.51% in early March.

As economic growth picked up in the spring, Treasury yields rose again, with the yield on the two-year Treasury note reaching 5.1% in June. This rising yield trend reversed in the middle of June, as news of losses suffered by hedge funds investing in collateralized debt obligations sparked another round in the "flight to quality," or the general migration toward lower-risk bonds. Since June 2007, several other institutions have reported losses on leveraged loans, subprime mortgages and other structured products.

In August, the Federal Open Market Committee (FOMC) cut the primary discount rate in an effort to alleviate increasingly illiquid conditions in the money markets. In the following weeks, the FOMC continued to take action to encourage banks to use the discount window to fund assets. These steps were designed to help banks ease the dislocations in the money markets.

During the last six weeks of the reporting period, the FOMC cut the targeted federal funds rate by a total of 75 basis points and cut the primary discount rate a second time. (A basis point is one-hundredth of a percentage point.) The FOMC stated that its actions were intended to help prevent some of the adverse effects on the broader economy that might otherwise arise from the disruptions in the financial markets. Liquidity did improve somewhat during the reporting period after the FOMC began lowering rates.

The yield on the two-year Treasury note fell from 4.69% at the end of October 2006 to 3.91% at the end of October 2007. Agency spreads(3) to equivalent-duration Treasury securities increased by about 18 basis points to 38 basis points during this same period, while corporate spreads widened approximately 65 basis points to 120 basis points. The option-adjusted spread on agency mortgage-backed securities with effective maturities less than five years widened about 32 basis points to 90 basis points.

HOW DID THE FUND INVEST DURING THE REPORTING PERIOD?

We continued to favor Treasurys and agency debt in the Fund's portfolio. Exposure to mortgage-backed securities was limited to agency-guaranteed and commercial mortgage-backed securities. The Fund had no exposure to any collateralized debt obligations or any bonds backed by subprime mortgages.


The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. Funds that invest in bonds are subject to credit, inflation, and interest-rate risk and can lose principal value when interest rates rise. The Fund may experience a portfolio turnover of more than 100% and may generate taxable short-term capital gains. The Fund's use of securities lending presents the risk of default by the borrower, which may result in a loss to the Fund. See additional securities lending disclosure in the Notes to Financial Statements (Note 2).
1. See footnote on page 5 for more information on Lipper Inc.
2. See footnote on page 5 for more information on the Citigroup 1-3 Year U.S. Treasury/Agency Index.
3. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The term may also refer to the difference in yield between two specific securities or types of securities at a given time.

 8   MainStay Short Term Bond Fund

WHAT WAS THE FUND'S DURATION DURING THE REPORTING PERIOD?

For the period ending October 31, 2007, the Fund's average effective duration was 1.6 years. The Fund benefited from having a longer duration stance than the Citigroup 1-3 Year U.S. Treasury/Agency Index in the summer, when interest rates were declining. By the end of the reporting period, the yield on the two-year Treasury note was trading below 4.0% and we had shifted to a duration that was slightly shorter than that of the benchmark index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                     www.mainstayfunds.com     9

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2007

                                                       PRINCIPAL
                                                          AMOUNT           VALUE
LONG-TERM BONDS (91.3%)+
ASSET-BACKED SECURITY (0.2%)
--------------------------------------------------------------------------------
CONSUMER LOANS (0.2%)
Atlantic City Electric Transition Funding LLC
 Series 2002-1, Class A1
 2.89%, due 7/20/10                                 $    174,953   $     173,433
                                                                   -------------
Total Asset-Backed Security
 (Cost $175,207)                                                         173,433
                                                                   -------------
CORPORATE BONDS (2.6%)
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (1.3%)
American General Finance Corp.
 8.125%, due 8/15/09                                   1,300,000       1,372,238
RETAIL (1.3%)
Wal-Mart Stores, Inc.
 3.375%, due 10/1/08                                   1,340,000       1,326,483
                                                                   -------------
Total Corporate Bonds
 (Cost $2,676,151)                                                     2,698,721
                                                                   -------------
FOREIGN BOND (0.8%)
--------------------------------------------------------------------------------
HOLDING COMPANIES--DIVERSIFIED (0.8%)
Rio Tinto Finance USA, Ltd.
 2.625%, due 9/30/08                                     865,000         847,575
                                                                   -------------
Total Foreign Bond
 (Cost $842,923)                                                         847,575
                                                                   -------------
MORTGAGE-BACKED SECURITIES (2.8%)
--------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (2.8%)
Citigroup Commercial Mortgage Trust
 Series 2005-EMG, Class A1
 4.154%, due 9/20/51 (a)                                 155,549         154,204
JPMorgan Chase Commercial Mortgage Securities
 Corp.
 Series 2004-CB9, Class A1
 3.475%, due 6/12/41 (b)                                 801,283         787,389
LB-UBS Commercial Mortgage Trust
 Series 2004-C2, Class A2
 3.246%, due 3/15/29                                     470,000         459,644
 Series 2004-C7, Class A1
 3.625%, due 10/15/29                                    336,351         331,416
Merrill Lynch Mortgage Trust
 Series 2004-MKB1, Class A1
 3.563%, due 2/12/42                                     626,112         618,570

                                                       PRINCIPAL
                                                          AMOUNT           VALUE
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
Wachovia Bank Commercial
 Mortgage Trust
 Series 2004-C14, Class A1
 3.477%, due 8/15/41                                $    466,634   $     459,695
                                                                   -------------
Total Mortgage-Backed Securities
 (Cost $2,844,813)                                                     2,810,918
                                                                   -------------
U.S. GOVERNMENT & FEDERAL AGENCIES (84.9%)
--------------------------------------------------------------------------------
FANNIE MAE
 (COLLATERALIZED MORTGAGE OBLIGATION) (1.7%)
 Series 2006-B1, Class AB
 6.00%, due 6/25/16                                    1,749,534       1,767,131
                                                                   -------------
FANNIE MAE GRANTOR TRUST
 (COLLATERALIZED MORTGAGE OBLIGATION) (0.2%)
 Series 1998-M6, Class A2
 6.32%, due 8/15/08 (c)                                  218,660         219,234
                                                                   -------------
FEDERAL HOME LOAN BANK (5.6%)
V    4.25%, due 11/20/09                               5,650,000       5,639,446
                                                                   -------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (3.8%)
V    5.40%, due 7/16/09                                3,825,000       3,848,814
                                                                   -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (20.7%)
 3.15%, due 5/28/08                                      330,000         327,267
V    4.00%, due 9/2/08                                 6,480,000       6,451,423
V    5.50%, due 1/18/12                                5,950,000       5,962,703
V    6.625%, due 9/15/09                               7,885,000       8,205,494
                                                                   -------------
                                                                      20,946,887
                                                                   -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITY) (0.5%)
 4.50%, due 11/1/18                                      533,572         517,596
                                                                   -------------

FREDDIE MAC
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (3.2%)
 Series 2632, Class NH
 3.50%, due 6/15/13                                    1,624,727       1,570,800
 Series 2982, Class LC
 4.50%, due 1/15/25                                    1,677,493       1,665,613
                                                                   -------------
                                                                       3,236,413
                                                                   -------------
FREDDIE MAC REFERENCE REMIC
 (COLLATERALIZED MORTGAGE OBLIGATION) (1.3%)
 Series R001, Class AE
 4.375%, due 4/15/15                                   1,300,449       1,278,422
                                                                   -------------

UNITED STATES TREASURY NOTES (47.9%)
V    3.375%, due 9/15/09                              12,530,000      12,406,655
V    3.50%, due 2/15/10                                7,040,000       6,974,000

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 10   MainStay Short Term Bond Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT           VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
--------------------------------------------------------------------------------
UNITED STATES TREASURY NOTES (CONTINUED)
V    3.875%, due 9/15/10 (d)                        $ 13,235,000   $  13,209,152
V    4.50%, due 2/15/09                                9,010,000       9,065,610
V    4.875%, due 7/31/11 (d)                           6,670,000       6,863,323
                                                                   -------------
                                                                      48,518,740
                                                                   -------------
Total U.S. Government & Federal Agencies
 (Cost $85,385,913)                                                   85,972,683
                                                                   -------------
Total Long-Term Bonds
 (Cost $91,925,007)                                                   92,503,330
                                                                   -------------
SHORT-TERM INVESTMENTS (20.8%)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (7.7%)
American Express Credit Corp.
 4.75%, due 11/1/07                                    2,000,000       2,000,000
Deutsche Bank Financial LLC
 4.77%, due 11/1/07                                    1,775,000       1,775,000
Emerson Electric Co.
 4.65%, due 11/7/07a                                   2,000,000       1,998,450
National Australia Funding Delaware, Inc.
 4.52%, due 11/9/07a                                   2,000,000       1,997,991
                                                                   -------------
Total Commercial Paper
 (Cost $7,771,441)                                                     7,771,441
                                                                   -------------

                                                          SHARES
INVESTMENT COMPANY (13.1%)
State Street Navigator Securities
 Lending Prime Portfolio (e)                          13,280,011      13,280,011
                                                                   -------------
Total Investment Company
 (Cost $13,280,011)                                                   13,280,011
                                                                   -------------
Total Short-Term Investments
 (Cost $21,051,452)                                                   21,051,452
                                                                   -------------
Total Investments
 (Cost $112,976,459)                                       112.1%    113,554,782(f)
Liabilities in Excess of
 Cash and Other Assets                                     (12.1)    (12,279,646)
                                                    ------------   -------------
Net Assets                                                 100.0%  $ 101,275,136
                                                    ============   =============

(a)  May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Floating rate. Rate shown is the rate in effect at October
     31, 2007.
(c)  ACES--Alternative Credit Enhancement Structure.
(d)  Represents a security, or a portion thereof, which is out on loan. The aggregate market value of such securities is
     $13,001,546; cash collateral of $13,280,011 (included in
     liabilities) was received with which the Fund purchased
     highly liquid short-term investments.
(e)  Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(f)  At October 31, 2007, cost is $112,977,284 for federal
     income tax purposes and net unrealized appreciation is as
     follows:
         Gross unrealized appreciation                  $653,827
         Gross unrealized depreciation                   (76,329)
                                                        --------
         Net unrealized appreciation                    $577,498
                                                        ========

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2007

ASSETS:
Investment in securities, at value (identified
  cost $112,976,459) including $13,001,546
  market value of securities loaned             $113,554,782
Cash                                                   7,482
Receivables:
  Interest                                           679,847
  Fund shares sold                                   637,328
Other assets                                           4,972
                                                -------------
    Total assets                                 114,884,411
                                                -------------
LIABILITIES:
Securities lending collateral                     13,280,011
Payables:
  Fund shares redeemed                                74,525
  Manager (See Note 3)                                36,113
  Professional fees                                   12,960
  Shareholder communication                           11,743
  Transfer agent (See Note 3)                          6,716
  Custodian                                            3,387
  NYLIFE Distributors (See Note 3)                     2,874
  Directors                                              558
Accrued expenses                                       3,972
Dividend payable                                     176,416
                                                -------------
    Total liabilities                             13,609,275
                                                -------------
Net assets                                      $101,275,136
                                                =============

COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding (par
  value of $.001 per share) unlimited number
  of shares authorized                          $     11,016
Additional paid-in capital                       104,087,697
                                                -------------
                                                 104,098,713
Accumulated distributions in excess of net
  investment income                                 (153,815)
Accumulated net realized loss on investments      (3,248,085)
Net unrealized appreciation on investments           578,323
                                                -------------
Net assets                                      $101,275,136
                                                =============
CLASS A
Net assets applicable to outstanding shares     $ 13,740,100
                                                =============
Shares of beneficial interest outstanding          1,494,768
                                                =============
Net asset value per share outstanding           $       9.19
Maximum sales charge (3.00% of offering price)          0.28
                                                -------------
Maximum offering price per share outstanding    $       9.47
                                                =============
CLASS I
Net assets applicable to outstanding shares     $ 87,535,036
                                                =============
Shares of beneficial interest outstanding          9,520,948
                                                =============
Net asset value and offering price per share
  outstanding                                   $       9.19
                                                =============

 12   MainStay Short Term Bond Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2007

INVESTMENT INCOME:
INCOME:
  Interest                                        $3,775,153
  Income from securities loaned--net                  44,548
                                                  -----------
    Total income                                   3,819,701
                                                  -----------
EXPENSES:
  Manager (See Note 3)                               482,989
  Professional fees                                   40,916
  Transfer agent--Class A (See Note 3)                25,673
  Transfer agent--Class I (See Note 3)                10,936
  Registration                                        32,136
  Distribution/Service--Class A (See Note 3)          17,442
  Custodian                                           12,404
  Shareholder communication                           10,740
  Directors                                            4,042
  Miscellaneous                                       11,174
                                                  -----------
    Total expenses before waiver/reimbursement       648,452
  Expense waiver/reimbursement from Manager (See
    Note 3)                                         (144,533)
                                                  -----------
    Net expenses                                     503,919
                                                  -----------
Net investment income                              3,315,782
                                                  -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                     419,413
Net change in unrealized depreciation on
  investments                                        765,749
                                                  -----------
Net realized and unrealized gain on investments    1,185,162
                                                  -----------
Net increase in net assets resulting from
  operations                                      $4,500,944
                                                  ===========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2007 AND OCTOBER 31, 2006

                                              2007           2006
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income                $  3,315,782   $  3,090,713
 Net realized gain (loss) on
  investments                              419,413       (781,246)
 Net change in unrealized
  depreciation on investments              765,749        834,362
                                      ---------------------------
 Net increase in net assets
  resulting from operations              4,500,944      3,143,829
                                      ---------------------------

Dividends to shareholders:
 From net investment income:
   Class A                                (288,428)      (157,577)
   Class I                              (3,134,426)    (2,922,802)
                                      ---------------------------
 Total dividends to shareholders        (3,422,854)    (3,080,379)
                                      ---------------------------

Capital share transactions:
 Net proceeds from sale of shares       33,075,167     11,816,290
 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends                              1,256,812      1,219,497
 Cost of shares redeemed               (13,205,732)   (26,280,658)
                                      ---------------------------
   Increase (decrease) in net assets
    derived from capital share
    transactions                        21,126,247    (13,244,871)
                                      ---------------------------
   Net increase (decrease) in net
    assets                              22,204,337    (13,181,421)

NET ASSETS:
Beginning of year                       79,070,799     92,252,220
                                      ---------------------------
End of year                           $101,275,136   $ 79,070,799
                                      ===========================
Accumulated distributions in excess
 of net investment income at end of
 year                                 $   (153,815)  $    (63,510)
                                      ===========================

 14   MainStay Short Term Bond Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                        CLASS A
                                                  ---------------------------------------------------
                                                                                          JANUARY 2,
                                                                                             2004*
                                                                                            THROUGH
                                                        YEAR ENDED OCTOBER 31,            OCTOBER 31,
                                                     2007          2006        2005          2004
Net asset value at beginning of period             $  9.08        $ 9.06      $ 9.24        $ 9.32
                                                  ----------      ------      ------      -----------
Net investment income                                 0.35(d)       0.30        0.20          0.06
Net realized and unrealized gain (loss) on
  investments                                         0.12          0.02       (0.19)        (0.01)
                                                  ----------      ------      ------      -----------
Total from investment operations                      0.47          0.32        0.01          0.05
                                                  ----------      ------      ------      -----------
Less dividends and distributions:
  From net investment income                         (0.36)        (0.30)      (0.19)        (0.12)
  Return of capital                                     --            --          --         (0.01)
                                                  ----------      ------      ------      -----------
Total dividends and distributions                    (0.36)        (0.30)      (0.19)        (0.13)
                                                  ----------      ------      ------      -----------
Net asset value at end of period                   $  9.19        $ 9.08      $ 9.06        $ 9.24
                                                  ==========      ======      ======      ===========
Total investment return (a)                           5.29%         3.55%       0.09%         0.57%(b)
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income                               3.85%         3.33%       2.16%         1.43%+
  Net expenses                                        0.90%         0.90%       1.07%         1.00%+
  Expenses (before waiver/reimbursement)              1.36%         1.61%       1.36%         1.18%+
Portfolio turnover rate                                118%           95%(c)     151%          151%
Net assets at end of period (in 000's)             $13,740        $4,850      $6,085        $5,192

*    Commencement of operations.
+    Annualized.
(a)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(b)  Total return is not annualized.
(c)  The portfolio turnover rate not including mortgage dollar rolls is 93% for the year ended
     October 31, 2006.
(d)  Per share data based on average shares outstanding during the period.

 16   MainStay Short Term Bond Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                              CLASS I
    -----------------------------------------------------------
                      YEAR ENDED OCTOBER 31,
     2007         2006         2005         2004         2003
    $  9.08      $  9.07      $  9.26      $  9.31      $  9.34
    -------      -------      -------      -------      -------
       0.38(d)      0.33         0.24         0.17         0.19
       0.12         0.01        (0.19)       (0.03)       (0.01)
    -------      -------      -------      -------      -------
       0.50         0.34         0.05         0.14         0.18
    -------      -------      -------      -------      -------
      (0.39)       (0.33)       (0.24)       (0.18)       (0.21)
         --           --           --        (0.01)          --
    -------      -------      -------      -------      -------
      (0.39)       (0.33)       (0.24)       (0.19)       (0.21)
    -------      -------      -------      -------      -------
    $  9.19      $  9.08      $  9.07      $  9.26      $  9.31
    =======      =======      =======      =======      =======
       5.59%        3.83%        0.59%        1.50%        1.94%
       4.15%        3.63%        2.63%        1.83%        2.02%
       0.60%        0.60%        0.60%        0.60%        0.60%
       0.75%        0.76%        0.77%        0.78%        0.98%
        118%          95%(c)      151%         151%         173%
    $87,535      $74,221      $86,167      $95,402      $35,532

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Short Term Bond Fund (the "Fund"), a diversified fund.

The Fund currently offers two classes of shares. Class I shares commenced on January 2, 1991 and Class A shares commenced on January 2, 2004. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class I shares are not subject to sales charge. The two classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek to maximize total return, consistent with liquidity, preservation of capital and investment in short-term debt securities.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, as defined in Note 3, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not a current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2007, the Fund did not hold securities that were valued in such a manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and includes gains and losses from repayments of principal on mortgage-backed securities. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a

 18   MainStay Short Term Bond Fund
callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B) on page
20) are allocated to separate classes of shares pro rata based upon their relative net assets value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) MORTGAGE DOLLAR ROLLS. The Fund enters into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(H) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(I) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager") a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. NYLIM also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

The Fund is contractually obligated to pay NYLIM a monthly fee for services performed and facilities furnished at an annual rate of 0.60% of the average daily net assets of the Fund.

                                                    www.mainstayfunds.com     19

Effective March 1, 2007, NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Class A, 0.90%; and Class I, 0.60%. This expense limitation may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the year ended October 31, 2007, NYLIM earned fees from the Fund in the amount of $482,989 and waived its fees in the amount of $136,431. For the period November 1, 2006 through February 28, 2007, NYLIM reimbursed the transfer agency fees of Class A shares of the Fund in the amount of $8,102.

As of October 31, 2007, the amounts of waived fees that are subject to possible recoupment by NYLIM, and the related expiration dates are as follows:

         OCTOBER 31,
 2008*      2009       2010      TOTAL
$83,648   $161,173   $144,533   $389,354
----------------------------------------

*The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

Prior to March 1, 2007, the Manager had an agreement in place under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses did not exceed 0.60% of the Fund's average daily net assets for its Class I shares. NYLIM also applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share class of the Fund. In addition, NYLIM also had an agreement in place under which it had agreed to reimburse the transfer agency fees of the Class A shares of the Fund so that total ordinary operating expenses did not exceed 0.90% of the average daily net assets for Class A shares.

State Street Bank & Trust Company ("SSBT"), One Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Class A shares, has adopted a distribution plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Class I shares are not subject to a distribution or service fee.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $3,585 for the year ended October 31, 2007. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A shares of $6, for the year ended October 31, 2007.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the year ended October 31, 2007, amounted to $36,609.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts, effective March 1, 2007. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

 20   MainStay Short Term Bond Fund

(F) CAPITAL. At October 31, 2007, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                                $     1,082     0.0*%
--------------------------------------------------------------
Class I                                 62,656,823    71.6
--------------------------------------------------------------

* Less than one-tenth of a percent.

(G) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2007, these fees, which are included in professional fees shown on the Statement of Operations, were $3,946.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2007, the components of accumulated gain/(loss) on a tax basis were as follows:

            ACCUMULATED      OTHER        UNREALIZED        TOTAL
 ORDINARY     CAPITAL      TEMPORARY     APPRECIATION    ACCUMULATED
  INCOME    GAIN (LOSS)   DIFFERENCES   (DEPRECIATION)   GAIN (LOSS)
 $22,601    $(3,247,260)   $(176,416)      $577,498      $(2,823,577)
 -------------------------------------------------------------------

The difference between book-basis and tax basis unrealized appreciation is primarily due to wash sale deferrals.

The other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between accumulated distribution in excess of net investment income, accumulated net realized loss on investments and additional paid-in-capital, arising from permanent differences; net assets at October 31, 2007 are not affected.

   ACCUMULATED
 DISTRIBUTION IN    ACCUMULATED
  EXCESS OF NET     NET REALIZED
   INVESTMENT      GAIN (LOSS) ON     ADDITIONAL
  INCOME (LOSS)     INVESTMENTS     PAID-IN CAPITAL
     $16,767          $152,046         $(168,813)
 --------------------------------------------------

The reclassifications for the Fund are primarily due to paydown gain (loss) and the expiration of capital loss carryforward.

At October 31, 2007, for federal income tax purposes, capital loss carryforwards of $3,247,260 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

           CAPITAL LOSS           CAPITAL LOSS
        AVAILABLE THROUGH       AMOUNTS (000'S)
               2008                  $  758
               2009                     158
               2010                      35
               2011                      --(a)
               2012                     297
               2013                   1,183
               2014                     816
       -------------------------------------------
                                     $3,247
       -------------------------------------------

(a) Less than one thousand.

The Fund utilized $403,471 of capital loss carryforwards during the year ended October 31, 2007. The Fund had $168,813 of capital loss carryforwards that expired.

The tax character of distributions paid during the years ended October 31, 2007 and October 31, 2006, shown in the Statement of Changes in Net Assets, was as follows:

                                         2007          2006
Distributions paid from:
  Ordinary Income                 $3,422,854    $3,080,379
-----------------------------------------------------------

NOTE 5--CUSTODIAN:

SSBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds pay a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the year ended October 31, 2007.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2007, purchases and sales of U.S. Government securities were $108,270 and $89,346, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $3,507 and $1,674, respectively.

                                                    www.mainstayfunds.com     21

NOTE 8--CAPITAL SHARE TRANSACTIONS (IN 000'S):

CLASS A                                   SHARES       AMOUNT
Year ended October 31, 2007:

Shares sold                               1,251       $  11,406
Shares issued to shareholders in
  reinvestment of dividends:                 23             214
Shares redeemed                            (313)         (2,854)
                                          ---------------------
Net increase                                961       $   8,766
                                          =====================

Year ended October 31, 2006:

Shares sold                                 166       $   1,503
Shares issued to shareholders in
  reinvestment of dividends:                 15             133
Shares redeemed                            (319)         (2,885)
                                          ---------------------
Net increase                               (138)      $  (1,249)
                                          =====================

CLASS I                                   SHARES       AMOUNT
Year ended October 31, 2007:

Shares sold                               2,368       $ 21,669
Shares issued to shareholders in
  reinvestment of dividends:                114          1,043
Shares redeemed                           (1,135)      (10,352)
                                          --------------------
Net increase                              1,347       $ 12,360
                                          ====================

Year ended October 31, 2006:

Shares sold                               1,138       $ 10,313
Shares issued to shareholders in
  reinvestment of dividends:                120          1,086
Shares redeemed                           (2,586)      (23,396)
                                          --------------------
Net increase                              (1,328)     $(11,997)
                                          ====================

NOTE 9--NEW ACCOUNTING PRONOUNCEMENTS:

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes", an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation becomes effective for the Fund's 2008 fiscal year, and is to be applied to all open tax years as of the date of effectiveness. Based on Management's analysis, the determination has been made that the adoption of the interpretation on November 1, 2007, did not have an impact on the Fund's financial statements upon adoption. Management continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws, regulations and interpretations, thereof.

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

 22   MainStay Short Term Bond Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
Eclipse Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Short Term Bond Fund ("the Fund"), one of the funds constituting Eclipse Funds Inc., as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Short Term Bond Fund of Eclipse Funds Inc. as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 20, 2007

                                                    www.mainstayfunds.com     23

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The dividends paid by the Fund during the fiscal year ended October 31, 2007, should be multiplied by 99.5% to arrive at the amount eligible for qualified interest income.

In January 2008, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2007. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2007.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Funds' website at www.mainstayfunds.com; and (ii) on the Securities and Exchange Commission's (SEC) website at www.sec.gov.
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request by calling 1-800-MAINSTAY (1-800-624-6782); visiting the Funds' website at www.mainstayfunds.com; or on the SEC's website at www.sec.gov.
SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov and may be available by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting of shareholders of Eclipse Funds Inc. (the "Company") was held on May 4, 2007 at the Parsippany, New Jersey offices of New York Life Investment Management LLC. The purpose of the meeting was to elect the following individuals to the Board of Directors of the Company:
  - Susan B. Kerley
  - Alan R. Latshaw
  - Peter Meenan
  - Richard H. Nolan, Jr.
  - Richard S. Trutanic
  - Roman L. Weil
  - John A. Weisser
  - Brian A. Murdock (Interested Director)

There are no other Directors of the Company.

No other business came before the special meeting. The proposal to elect Directors was passed by the shareholders of the Fund as shown below:

SHORT TERM                                   VOTES
BOND FUND                    VOTES FOR      WITHHELD    ABSTENTIONS       TOTAL

Susan B. Kerley            5,892,322.045       0            0         5,892,322.045
-----------------------------------------------------------------------------------
Alan R. Latshaw            5,892,322.045       0            0         5,892,322.045
-----------------------------------------------------------------------------------
Peter Meenan               5,892,322.045       0            0         5,892,322.045
-----------------------------------------------------------------------------------
Richard H. Nolan, Jr.      5,892,322.045       0            0         5,892,322.045
-----------------------------------------------------------------------------------
Richard S. Trutanic        5,892,322.045       0            0         5,892,322.045
-----------------------------------------------------------------------------------
Roman L. Weil              5,892,322.045       0            0         5,892,322.045
-----------------------------------------------------------------------------------
John A. Weisser            5,892,322.045       0            0         5,892,322.045
-----------------------------------------------------------------------------------
Brian A. Murdock           5,892,322.045       0            0         5,892,322.045
-----------------------------------------------------------------------------------

This resulted in approval of the proposal.

 24   MainStay Short Term Bond Fund

DIRECTORS AND OFFICERS

The Directors oversee the Fund and the Manager. Pursuant to notice, a Special Meeting of Shareholders of the Company was held on May 4, 2007, at NYLIM's offices in Parsippany, New Jersey. The Directors listed below were elected to serve the Company effective June 7, 2007.

Each Director serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Director shall tender his or her resignation upon reaching age 72. A Director reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Director shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Directors. The business address of each Director and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Directors and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,                                       NUMBER OF FUNDS  OTHER
                          POSITION(S) HELD                                      IN FUND COMPLEX  DIRECTORSHIPS
        NAME AND          WITH THE COMPANY       PRINCIPAL OCCUPATION(S)        OVERSEEN BY      HELD BY
        DATE OF BIRTH     AND LENGTH OF SERVICE  DURING PAST FIVE YEARS         DIRECTOR         DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR*

        BRIAN A. MURDOCK  Indefinite; Director   Member of the Board of               73         Trustee, Eclipse Funds since
        3/14/56           since June 2007 and    Managers and President (since                   June 2007 (3 funds);
                          Chief Executive        2004) and Chief Executive                       Director, MainStay VP Series
                          Officer since 2006     Officer (since 2006), New                       Fund, Inc., since 2006 (24
                                                 York Life Investment                            portfolios); Director, ICAP
                                                 Management LLC and New York                     Funds, Inc., since 2006 (3
                                                 Life Investment Management                      funds); Trustee, The MainStay
                                                 Holdings LLC; Senior Vice                       Funds since 2006 (21 funds)
                                                 President, New York Life
                                                 Insurance Company (since
                                                 2004); Chairman of the Board
                                                 and President, NYLIFE
                                                 Distributors LLC (since
                                                 2004); Member of the Board of
                                                 Managers, NYLCAP Manager LLC
                                                 and Madison Capital Funding
                                                 LLC (since 2004), MacKay
                                                 Shields LLC and Institutional
                                                 Capital LLC (since 2006), and
                                                 McMorgan & Company LLC (since
                                                 2007); Chief Executive
                                                 Officer, Eclipse Funds (since
                                                 2006); Chairman (2006 to
                                                 2007) and Trustee and Chief
                                                 Executive Officer (since
                                                 2006), The MainStay Funds;
                                                 Chairman (2006 to 2007) and
                                                 Director and Chief Executive
                                                 Officer (since 2006),
                                                 MainStay VP Series Fund,
                                                 Inc.; Director and Chief
                                                 Executive Officer, ICAP
                                                 Funds, Inc. (since 2006);
                                                 Chief Investment Officer,
                                                 MLIM Europe and Asia (2001 to
                                                 2003); President of Merrill
                                                 Japan and Chairman of MLIM's
                                                 Pacific Region (1999 to 2001)
        ----------------------------------------------------------------------------------------------------------------------

* This Director is considered to be an "interested person" of the Company within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."

                                                    www.mainstayfunds.com     25

                          TERM OF OFFICE,                                       NUMBER OF FUNDS  OTHER
                          POSITION(S) WITH                                      IN FUND COMPLEX  DIRECTORSHIPS
        NAME AND          THE COMPANY            PRINCIPAL OCCUPATION(S)        OVERSEEN BY      HELD BY
        DATE OF BIRTH     AND LENGTH OF SERVICE  DURING PAST FIVE YEARS         DIRECTOR         DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

        SUSAN B. KERLEY   Indefinite; Chairman   Partner, Strategic Management        73         Chairman since 2005 and
        8/12/51           since 2005 and         Advisors LLC (since 1990)                       Trustee since 2000, Eclipse
                          Director since 1990                                                    Funds (3 funds); Chairman and
                                                                                                 Director, ICAP Funds, Inc.,
                                                                                                 since 2006 (3 funds);
                                                                                                 Chairman and Trustee, The
                                                                                                 MainStay Funds, since June
                                                                                                 2007 (21 funds); Chairman and
                                                                                                 Director, MainStay VP Series
                                                                                                 Fund, Inc., since June 2007
                                                                                                 (24 portfolios); Trustee,
                                                                                                 Legg Mason Partners Funds,
                                                                                                 Inc., since 1991 (30
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        ALAN R. LATSHAW   Indefinite; Director   Retired; Partner, Ernst &            73         Trustee, Eclipse Funds since
        3/27/51           and Audit Committee    Young LLP (2002 to 2003);                       June 2007 (3 funds);
                          Financial Expert       Partner, Arthur Andersen LLP                    Director, ICAP Funds, Inc.,
                          since June 2007        (1989 to 2002); Consultant to                   since June 2007 (3 funds);
                                                 the Audit and Compliance                        Trustee, The MainStay Funds
                                                 Committee of The MainStay                       since 2006 (21 funds);
                                                 Funds (2004                                     Director, MainStay VP Series
                                                 to 2006)                                        Fund, Inc., since June 2007
                                                                                                 (24 portfolios); Trustee,
                                                                                                 State Farm Associates Funds
                                                                                                 Trusts since 2005 (3
                                                                                                 portfolios); Trustee, State
                                                                                                 Farm Mutual Fund Trust since
                                                                                                 2005 (15 portfolios);
                                                                                                 Trustee, State Farm Variable
                                                                                                 Product Trust since 2005 (9
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        PETER MEENAN      Indefinite; Director   Independent Consultant;              73         Trustee, Eclipse Funds since
        12/5/41           since 2002             President and Chief Executive                   2002 (3 funds); Director,
                                                 Officer, Babson-United, Inc.                    ICAP Funds, Inc., since June
                                                 (financial services firm)                       2007 (3 funds); Trustee, The
                                                 (2000 to 2004); Independent                     MainStay Funds since June
                                                 Consultant (1999 to 2000);                      2007 (21 funds); Director,
                                                 Head of Global Funds,                           MainStay VP Series Fund,
                                                 Citicorp (1995 to 1999)                         Inc., since June 2007 (24
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD H.        Indefinite; Director   Managing Director, ICC               73         Trustee, Eclipse Funds since
        NOLAN, JR.        since June 2007        Capital Management;                             June 2007 (3 funds);
        11/16/46                                 President-- Shields/Alliance,                   Director, ICAP Funds, Inc.,
                                                 Alliance Capital Management                     since June 2007 (3 funds);
                                                 (1994 to 2004)                                  Trustee, The MainStay Funds
                                                                                                 since June 2007 (21 funds);
                                                                                                 Director, MainStay VP Series
                                                                                                 Fund, Inc., since 2006 (24
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite; Director   Chairman (since 1990) and            73         Trustee, Eclipse Funds since
        TRUTANIC          since June 2007        Chief Executive Officer (1990                   June 2007 (3 funds);
        2/13/52                                  to 1999), Somerset Group                        Director, ICAP Funds, Inc.,
                                                 (financial advisory firm);                      since June 2007 (3 funds);
                                                 Managing Director and                           Trustee, The MainStay Funds
                                                 Advisor, The Carlyle Group                      since 1994 (21 funds);
                                                 (private investment firm)                       Director, MainStay VP Series
                                                 (2002                                           Fund, Inc., since June 2007
                                                 to 2004); Senior Managing                       (24 portfolios)
                                                 Director and Partner, Groupe
                                                 Arnault S.A. (private
                                                 investment firm) (1999 to
                                                 2002)
        ----------------------------------------------------------------------------------------------------------------------

 26   MainStay Short Term Bond Fund

                          TERM OF OFFICE,                                       NUMBER OF FUNDS  OTHER
                          POSITION(S) HELD WITH                                 IN FUND COMPLEX  DIRECTORSHIPS
        NAME AND          THE COMPANY AND        PRINCIPAL OCCUPATION(S)        OVERSEEN BY      HELD BY
        DATE OF BIRTH     LENGTH OF SERVICE      DURING PAST FIVE YEARS         DIRECTOR         DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

        ROMAN L. WEIL     Indefinite; Director   V. Duane Rath Professor of           73         Trustee, Eclipse Funds since
        5/22/40           and Audit Committee    Accounting, Graduate School                     June 2007 (3 funds);
                          Financial Expert       of Business, University of                      Director, ICAP Funds, Inc.,
                          since June 2007        Chicago; President, Roman L.                    since June 2007 (3 funds);
                                                 Weil Associates, Inc.                           Trustee, The MainStay Funds
                                                 (consulting firm)                               since June 2007 (21 funds);
                                                                                                 Director, MainStay VP Series
                                                                                                 Fund, Inc., since 1994 (24
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        JOHN A. WEISSER   Indefinite; Director   Retired. Managing Director of        73         Trustee, Eclipse Funds since
        10/22/41          since June 2007        Salomon Brothers, Inc. (1971                    June 2007 (3 funds);
                                                 to 1995)                                        Director, ICAP Funds, Inc.,
                                                                                                 since June 2007 (3 funds);
                                                                                                 Trustee, The MainStay Funds
                                                                                                 since June 2007 (21 funds);
                                                                                                 Director, MainStay VP Series
                                                                                                 Fund, Inc., since 1997 (24
                                                                                                 portfolios); Trustee,
                                                                                                 Direxion Funds (69 funds) and
                                                                                                 Direxion Insurance Trust (45
                                                                                                 funds) since March 2007
        ----------------------------------------------------------------------------------------------------------------------

Lawrence Glacken and Robert P. Mulhearn resigned as Directors of the Company effective June 7, 2007.

At a meeting of the Board of Directors held on June 7 and 8, 2007, the following individuals were appointed to serve as Officers of the Company effective June 7, 2007:

                          POSITION(S) HELD
        NAME AND          WITH THE COMPANY       PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     AND LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           since 2004             York Life Investment Management LLC (including predecessor
        10/19/46                                 advisory organizations) (since 2000); Secretary (since 2001)
                                                 and General Counsel (since 2004), New York Life Investment
                                                 Management Holdings LLC; Senior Vice President, New York
                                                 Life Insurance Company (since 2000); Vice President and
                                                 Secretary, McMorgan & Company LLC (since 2001); Secretary,
                                                 NYLIM Service Company LLC (since 2005), NYLCAP Manager LLC
                                                 (since 2004), Madison Capital Funding LLC (since 2002) and
                                                 Institutional Capital LLC (since 2006); Chief Legal Officer,
                                                 Eclipse Funds, The MainStay Funds and MainStay VP Series
                                                 Fund, Inc. (since 2004), McMorgan Funds (since 2005) and
                                                 ICAP Funds, Inc. (since 2006); Managing Director and Senior
                                                 Counsel, Lehman Brothers Inc. (1998 to 1999); General
                                                 Counsel and Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to 1998)
        -----------------------------------------------------------------------------------------------------
        JACK R.           Treasurer and          Managing Director, New York Life Investment Management LLC
        BENINTENDE        Principal Financial    (since June 2007); Treasurer and Principal Financial and
        5/12/64           and Accounting         Accounting Officer, Eclipse Funds, The MainStay Funds,
                          Officer since June     MainStay VP Series Fund, Inc., ICAP Funds, Inc. (since June
                          2007                   2007); Vice President, Prudential Investments (2000 to
                                                 2007); Assistant Treasurer, JennisonDryden Family of Funds,
                                                 Target Portfolio Trust, The Prudential Series Fund and
                                                 American Skandia Trust (2006 to 2007); Treasurer and
                                                 Principal Financial Officer, The Greater China Fund (2007)
        -----------------------------------------------------------------------------------------------------
        STEPHEN P.        President since March  Senior Managing Director and Chief Marketing Officer, New
        FISHER            2007                   York Life Investment Management LLC (since 2005); Managing
        2/22/59                                  Director--Retail Marketing, New York Life Investment
                                                 Management LLC (2003 to 2005); President, Eclipse Funds, The
                                                 MainStay Funds, MainStay VP Series Fund, Inc., and ICAP
                                                 Funds, Inc. (since March 2007); Managing Director, UBS
                                                 Global Asset Management (1999 to 2003)
        -----------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--       Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration since   predecessor advisory organizations) (since 2000); Executive
        2/8/59            2005                   Vice President, New York Life Trust Company and New York
                                                 Life Trust Company, FSB (since 2006); Vice President--
                                                 Administration, Eclipse Funds, MainStay VP Series Fund,
                                                 Inc., and The MainStay Funds (since 2005) and ICAP Funds,
                                                 Inc. (since 2006)
        -----------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     27

                          POSITION(S) HELD
        NAME AND          WITH THE COMPANY       PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     AND LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS
        ALISON H.         Senior Vice President  Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           and Chief Compliance   2006) and Managing Director and Chief Compliance Officer
        12/16/65          Officer since 2006     (2003 to 2006), New York Life Investment Management LLC and
                                                 New York Life Investment Management Holdings LLC; Senior
                                                 Managing Director, Compliance (since 2006) and Managing
                                                 Director, Compliance (2003 to 2006), NYLIFE Distributors
                                                 LLC; Chief Compliance Officer, NYLCAP Manager LLC; Senior
                                                 Vice President and Chief Compliance Officer, Eclipse Funds,
                                                 The MainStay Funds and MainStay VP Series Fund, Inc., and
                                                 ICAP Funds, Inc. (since 2006); Vice President--Compliance,
                                                 Eclipse Funds, The MainStay Funds and MainStay VP Series
                                                 Fund, Inc. (2004 to 2006); Deputy Chief Compliance Officer,
                                                 New York Life Investment Management LLC (2002 to 2003); Vice
                                                 President and Compliance Officer, Goldman Sachs Asset
                                                 Management (1999 to 2002)
        -----------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Secretary since 2004   Managing Director and Associate General Counsel, New York
        MORRISON*                                Life Investment Management LLC (since 2004); Managing
        3/26/56                                  Director and Secretary, NYLIFE Distributors LLC (since
                                                 2004); Secretary, Eclipse Funds, The MainStay Funds and
                                                 MainStay VP Series Fund, Inc. (since 2004) and ICAP Funds,
                                                 Inc. (since 2006); Chief Legal Officer--Mutual Funds and
                                                 Vice President and Corporate Counsel, The Prudential
                                                 Insurance Company of America (2000 to 2004)
        -----------------------------------------------------------------------------------------------------

* In addition to serving as Secretary to the Company, effective January 1, 2008, Marguerite E.H. Morrison will assume the role of Chief Legal Officer to the Company.

Arphiela Arizmendi resigned as Treasurer and Principal Financial and Accounting Officer of the Company effective June 7, 2007.

Christopher O. Blunt resigned as President of the Company effective March 10, 2007.

Patrick G. Boyle resigned as Executive Vice President of the Company effective June 7, 2007.

Tony H. Elavia resigned as Senior Vice President of the Company effective June 7, 2007.

Alan J. Kirshenbaum resigned as Senior Vice President of the Company effective March 19, 2007.

 28   MainStay Short Term Bond Fund

MAINSTAY FUNDS


MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay All Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay 130/30 High Yield Fund(2)
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
Chicago, Illinois

MACKAY SHIELDS LLC(3)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                         Not part of the Annual Report

                       This page intentionally left blank

                       This page intentionally left blank

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com

                                                              Eclipse Funds Inc.
(C) 2007 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

NYLIM-AO11871         (RECYCLE LOGO)                     MS329-07   MSSB11-12/07
                                                                              B5

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY 130/30 CORE FUND
                    MAINSTAY 130/30 GROWTH FUND
                    MAINSTAY 130/30 INTERNATIONAL FUND

                    Message from the President
                    and
                    Annual Report
                    October 31, 2007

MESSAGE FROM
THE PRESIDENT

The 12-month period ended October 31, 2007, was a dynamic one for mutual fund investors. U.S. equity markets generally advanced, with growth stocks out-performing value stocks at all capitalization levels. Although past performance is no guarantee of future results, international stocks as a whole provided even stronger returns for U.S. investors.

The progress of the equity markets, however, was far from steady. In February, weakness in Asian markets led to sharp price declines around the globe. The correction caused many investors to reconsider whether China and other emerging economies could sustain their rapid growth. Fortunately, strong corporate-earnings reports and positive economic news helped the stock market regain its footing.

In July and August, difficulties in the subprime-mortgage market led to another stock-market correction. A number of high-profile mortgage originators either closed their doors or were sold to larger entities. Other leading financial services firms faced major write-offs because of subprime-mortgage exposure.

The Federal Open Market Committee (FOMC) took prompt action to increase liquidity and stabilize the financial markets by lowering the discount rate and the federal funds target rate during the reporting period. These Federal Reserve moves helped calm investor concerns, and the stock market generally advanced from August 16, 2007, the date of an unscheduled FOMC meeting, through the end of October 2007.

Difficulties in the subprime-mortgage market led to a "flight to quality," or a general movement toward fixed-income securities that carry lower risk. As demand for short- and intermediate-term Treasury securities increased, yields fell across much of the maturity spectrum. Yields rose, however, on 20-and 30-year Treasury bonds, and the yield curve steepened during the 12-month reporting period.

High-yield bonds rallied from November 2006 through May 2007. But in June and July, the yield differences--or spreads--between high-yield bonds and comparable Treasury securities began to widen. At the end of October 2007, these spreads were wider than when the reporting period began, making high-yield securities more attractive to investors willing to accept higher risk.

To help investors address the challenges of today's ever-changing markets, New York Life Investment Management LLC provides access to seven institutional investment boutiques, each with its own proprietary research and investment culture. As advisors and subadvisors to MainStay Funds, these boutiques bring a wealth of experience and market insight to our shareholders. The portfolio managers of each MainStay Fund seek to consistently apply time-tested investment principles across a wide variety of market environments.

The report that follows provides more specific information about the market forces and investment decisions that affected your investment in MainStay Funds from November 1, 2006, through October 31, 2007. Please read the report carefully. As you do, bear in mind that this annual report reflects just a short segment of your lifetime investment journey. We look forward to continuing to work with you, wherever that journey may lead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President


                         Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY 130/30 CORE FUND
                    MAINSTAY 130/30 GROWTH FUND
                    MAINSTAY 130/30 INTERNATIONAL FUND

                    MainStay Funds

                    Annual Report



                    October 31, 2007

TABLE OF CONTENTS

Annual Report
--------------------------------------------------------------------------------

MainStay 130/30 Core Fund                                                      5

--------------------------------------------------------------------------------


MainStay 130/30 Growth Fund                                                   21
--------------------------------------------------------------------------------


MainStay 130/30 International Fund                                            34
--------------------------------------------------------------------------------


Notes to Financial Statements                                                 49
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       57
--------------------------------------------------------------------------------

Federal Income Tax Information                                                58
--------------------------------------------------------------------------------


Proxy Voting Policies and Procedures and Proxy Voting Record                  58
--------------------------------------------------------------------------------


Shareholder Reports and Quarterly Portfolio Disclosure                        58
--------------------------------------------------------------------------------


Directors and Officers                                                        59

MAINSTAY 130/30 CORE FUND

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL             SINCE
TOTAL RETURNS            INCEPTION
----------------------------------
With sales charges         -8.90%
Excluding sales charges    -3.60

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL             SINCE
TOTAL RETURNS            INCEPTION
----------------------------------
With sales charges         -4.76%
Excluding sales charges    -3.80

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL             SINCE
TOTAL RETURNS            INCEPTION
----------------------------------
                           -3.50%

                                                                          SINCE
BENCHMARK PERFORMANCE                                                   INCEPTION
---------------------------------------------------------------------------------

Russell 1000(R) Index(1)                                                   3.76%
Average Lipper long/short equity fund(2)                                   1.88

Performance tables do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and maybe modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
1. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. The Russell 1000(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
2. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

                                                       www.mainstayfunds.com   5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY 130/30 CORE FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the period from inception to October 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the since-inception period and held for the entire period from inception to October 31, 2007.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the period ended October 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                               ENDING ACCOUNT
                                                       ENDING ACCOUNT                           VALUE (BASED
                                                        VALUE (BASED                          ON HYPOTHETICAL
                                      BEGINNING          ON ACTUAL           EXPENSES          5% ANNUALIZED          EXPENSES
                                       ACCOUNT          RETURNS AND            PAID              RETURN AND             PAID
                                        VALUE            EXPENSES)            DURING          ACTUAL EXPENSES)         DURING
SHARE CLASS                           6/29/07(1)          10/31/07          PERIOD(2,3)           10/31/07           PERIOD(2,3)

CLASS A SHARES                        $1,000.00           $970.50              $6.69             $1,009.93              $6.82
--------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00           $970.90              $9.16             $1,007.42              $9.33
--------------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00           $970.70              $5.86             $1,010.76              $5.98
--------------------------------------------------------------------------------------------------------------------------------

1. Commencement of operations.
2. Expenses are equal to the Fund's net annualized expense ratio of each class (2.03% for Class A, 2.78% for Class C and 1.78% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 122 (to reflect the since-inception period).
3. Shares were first offered June 29, 2007. Expenses paid during the period reflect ongoing costs for the period ending October 31, 2007. Had these shares been offered for the six months ended October 31, 2007, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $10.31, $14.09 and $9.05 for Class A, Class C and Class I, respectively, and the ending account values would have been $1,014.85, $1,011.10 and $1,016.10 for Class A, Class C and Class I.

 6 MainStay 130/30 Core Fund

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2007

(COMPOSITION PIE CHART)

Common Stocks                                                                    131.1
Investment Company                                                                 1.2
Cash and Other Assets, Less Liabilities                                            0.2
Short Sales                                                                      (32.5)

See Portfolio of Investments on page 10 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  ExxonMobil Corp.
 2.  Microsoft Corp.
 3.  General Electric Co.
 4.  Citigroup, Inc.
 5.  International Business Machines Corp.
 6.  Hewlett-Packard Co.
 7.  Verizon Communications, Inc.
 8.  ConocoPhillips
 9.  Procter & Gamble Co. (The)
10.  Intel Corp.

TOP FIVE SHORT POSITIONS AS OF OCTOBER 31, 2007

 1.  Quicksilver Resources, Inc.
 2.  Arch Coal, Inc.
 3.  Orient-Express Hotels, Ltd.
 4.  ImClone Systems, Inc.
 5.  CNX Gas Corp.

                                                       www.mainstayfunds.com   7

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Harvey J. Fram, CFA, and Mona Patni of New York Life Investment Management LLC

HOW DID MAINSTAY 130/30 CORE FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FROM JUNE 29, 2007, THROUGH OCTOBER 31, 2007?

Excluding all sales charges, MainStay 130/30 Core Fund returned -3.60% for Class A shares, -3.80% for Class C shares and -3.50% for Class I shares from the Fund's inception on June 29, 2007, through October 31, 2007. All share classes underperformed the 1.88% return of the average Lipper(1) long/short equity fund and the 3.76% return of the Russell 1000(R) Index(2) for the period from June 29, 2007, through October 31, 2007. The Russell 1000(R) Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

WHAT FACTORS INFLUENCED THE FUND'S RELATIVE PERFORMANCE?

The Fund underperformed its benchmark during the four months since inception primarily because of poor stock selection in the information technology and consumer discretionary sectors. In information technology, the Fund was underweight in Apple and Google, which performed well. Many of the Fund's consumer discretionary stocks were adversely affected by the slowdown in construction and by difficulties in the subprime-mortgage market.

DURING THE REPORTING PERIOD, WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S ABSOLUTE PERFORMANCE AND WHICH SECTORS DETRACTED?

The Fund's strongest-performing sectors on an absolute basis were energy, information technology and industrials. The weakest-performing sectors were consumer discretionary, consumer staples and utilities. The overweight position in consumer discretionary stocks detracted from performance because of fallout from the subprime-mortgage crisis. In the energy sector, overweight positions in a number of refinery stocks hurt the Fund's performance, as the companies' margins declined.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE STRONG CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH STOCKS DETRACTED?

The strongest individual contributors to the Fund's absolute performance were Freeport-McMoRan, National Oilwell Varco and Coldwater Creek. Freeport-McMoRan, a copper and gold mining company, benefited from the rising price of copper. National Oilwell Varco, an oil & gas equipment & services company, benefited as the rising price of oil caused demand for the company's products to soar. Coldwater Creek, one of the Fund's short positions, made a positive contribution when the stock declined after the company's sales fell short of estimates.

As we noted earlier, underweight positions in Google and Apple detracted from relative performance. Both companies continued to bring out new products and increase earnings. A short position in Las Vegas Sands hurt the Fund when the stock rallied on high expectations of growth from its Macau casino.

DID THE FUND HAVE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

The Fund commenced operations on June 29, 2007, so all of the stocks in the Fund's portfolio were new holdings during the reporting period. After the Fund's portfolio was established, we purchased shares of Microsoft and EMC because the stocks were reasonably valued and were benefiting from continued strength in technology spending. We sold the Fund's position in Kohl's during the reporting period to reduce exposure to the decline in consumer spending. We sold Countrywide Financial


Short sales involve costs and risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short-sale price, resulting in a loss. When borrowing a security for delivery to a buyer, the Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. By investing the proceeds received from selling securities short, the Fund is employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains. Investments in REITs carry many of the risks associated with direct ownership of real estate, including extended vacancies, declining property values, increasing property taxes, and changing interest rates. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.
1. See footnote on page 5 for more information on Lipper Inc.
2. See footnote on page 5 for more information on the Russell 1000(R) Index.

 8 MainStay 130/30 Core Fund
short when the company's mortgage problems became more apparent.

DID ANY OF THE FUND'S WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the reporting period, we slightly reduced the Fund's exposure to financials and materials. Over the same period, we increased the Fund's weightings in the energy and consumer discretionary sectors.

HOW WAS THE FUND POSITIONED AT THE END OF OCTOBER 2007?

As of October 31, 2007, the Fund had reasonably large overweight positions in stocks such as Northern Trust, a bank that appeared to have very little exposure to subprime mortgages, and McKesson, a health care distributor that was benefiting from the move to contain health costs. As of the same date, the Fund was underweight in Target, which had been hurt by a slowdown in consumer spending, and in Comcast, which had been affected by competition. Although Apple and Google showed strong performance, we held underweight positions in both stocks because our proprietary model found them expensive.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                       www.mainstayfunds.com   9

PORTFOLIO OF INVESTMENTS+++ OCTOBER 31, 2007


                                                    SHARES          VALUE
COMMON STOCKS (131.1%)+
-------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.3%)
Boeing Co. (The)                                     2,822   $    278,221
Lockheed Martin Corp.                                2,091        230,094
Raytheon Co.                                           932         59,285
                                                             ------------
                                                                  567,600
                                                             ------------
AIRLINES (1.9%)
AMR Corp. (a)                                          749         17,976
Continental Airlines, Inc. Class B (a)               3,752        128,881
Delta Air Lines, Inc. (a)                            2,749         57,179
Northwest Airlines, Inc. (a)                         6,721        124,675
UAL Corp. (a)                                        2,994        143,413
                                                             ------------
                                                                  472,124
                                                             ------------
AUTO COMPONENTS (0.4%)
BorgWarner, Inc.                                        67          7,083
TRW Automotive Holdings Corp. (a)                    2,677         79,480
                                                             ------------
                                                                   86,563
                                                             ------------
AUTOMOBILES (0.2%)
Thor Industries, Inc.                                  961         46,128
                                                             ------------
BEVERAGES (2.2%)
Coca-Cola Co. (The)                                    768         47,432
Coca-Cola Enterprises, Inc.                          7,022        181,238
Pepsi Bottling Group, Inc. (The)                     2,526        108,820
PepsiAmericas, Inc.                                  3,742        133,664
PepsiCo, Inc.                                          854         62,957
                                                             ------------
                                                                  534,111
                                                             ------------
BIOTECHNOLOGY (0.3%)
Cephalon, Inc. (a)                                     884         65,186
                                                             ------------
BUILDING PRODUCTS (0.7%)
Masco Corp.                                          6,990        168,319
                                                             ------------

CAPITAL MARKETS (5.4%)
Ameriprise Financial, Inc.                           2,904        182,894
Bank of New York Mellon Corp. (The)                  5,353        261,517
Charles Schwab Corp. (The)                           9,183        213,413
Franklin Resources, Inc.                               438         56,800
Merrill Lynch & Co., Inc.                            3,291        217,272
Morgan Stanley                                       2,468        165,998
Northern Trust Corp.                                 2,743        206,301
Nuveen Investments, Inc. Class A                       124          8,035
                                                             ------------
                                                                1,312,230
                                                             ------------
CHEMICALS (2.0%)
Albemarle Corp.                                      1,041         49,718
Ashland, Inc.                                        2,667        156,606
Cabot Corp.                                          2,018         70,650


                                                    SHARES          VALUE
CHEMICALS (CONTINUED)
Celanese Corp. Class A                               2,870   $    120,425
Eastman Chemical Co.                                   662         44,083
Huntsman Corp.                                         176          4,638
Lubrizol Corp. (The)                                   664         45,072
Lyondell Chemical Co.                                  157          7,450
                                                             ------------
                                                                  498,642
                                                             ------------
COMMERCIAL BANKS (0.3%)
Wells Fargo & Co.                                      753         25,610
Whitney Holding Corp.                                1,616         41,467
                                                             ------------
                                                                   67,077
                                                             ------------
COMMERCIAL SERVICES & SUPPLIES (0.7%)
ChoicePoint, Inc. (a)                                1,001         39,359
HNI Corp.                                              995         43,143
Steelcase, Inc. Class A                              5,591         99,911
                                                             ------------
                                                                  182,413
                                                             ------------
COMMUNICATIONS EQUIPMENT (1.1%)
Cisco Systems, Inc. (a)                              4,377        144,704
Juniper Networks, Inc. (a)                           1,408         50,688
QUALCOMM, Inc.                                       1,703         72,769
                                                             ------------
                                                                  268,161
                                                             ------------
COMPUTERS & PERIPHERALS (6.7%)
Apple, Inc. (a)                                        272         51,666
EMC Corp. (a)                                       11,049        280,534
V  Hewlett-Packard Co.                               7,403        382,587
V  International Business Machines Corp.             3,567        414,200
Lexmark International, Inc. Class A (a)              3,099        130,127
Network Appliance, Inc. (a)                          6,019        189,538
QLogic Corp. (a)                                     2,697         41,884
Seagate Technology                                   1,756         48,887
Western Digital Corp. (a)                            4,280        110,938
                                                             ------------
                                                                1,650,361
                                                             ------------
CONSTRUCTION & ENGINEERING (1.4%)
Fluor Corp.                                            925        146,150
KBR, Inc. (a)                                        3,357        143,948
Quanta Services, Inc. (a)                            1,576         52,008
                                                             ------------
                                                                  342,106
                                                             ------------
CONSTRUCTION MATERIALS (0.1%)
Eagle Materials, Inc.                                  896         35,401
                                                             ------------

CONSUMER FINANCE (2.5%)
American Express Co.                                 4,219        257,148
AmeriCredit Corp. (a)                                1,138         16,057
Capital One Financial Corp.                          2,944        193,097

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 10 MainStay 130/30 Core Fund       The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                    SHARES          VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------
CONSUMER FINANCE (CONTINUED)
Discover Financial Services                          7,989   $    154,188
                                                             ------------
                                                                  620,490
                                                             ------------
CONTAINERS & PACKAGING (1.2%)
Ball Corp.                                           1,862         92,318
Owens-Illinois, Inc. (a)                             1,017         45,175
Pactiv Corp. (a)                                     5,654        155,315
                                                             ------------
                                                                  292,808
                                                             ------------
DIVERSIFIED CONSUMER SERVICES (0.7%)
Service Corp. International                         11,599        167,838
                                                             ------------
DIVERSIFIED FINANCIAL SERVICES (3.9%)
Bank of America Corp.                                3,704        178,829
V  Citigroup, Inc.                                  11,037        462,450
JPMorgan Chase & Co.                                 2,841        133,527
Nasdaq Stock Market, Inc. (The) (a)                  3,636        169,801
                                                             ------------
                                                                  944,607
                                                             ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.5%)
AT&T, Inc.                                           5,730        239,457
V  Verizon Communications, Inc.                      8,188        377,221
                                                             ------------
                                                                  616,678
                                                             ------------
ELECTRIC UTILITIES (1.5%)
Edison International                                 3,365        195,473
Reliant Energy, Inc. (a)                             6,404        176,238
                                                             ------------
                                                                  371,711
                                                             ------------
ELECTRICAL EQUIPMENT (0.7%)
Rockwell Automation, Inc.                              636         43,808
Thomas & Betts Corp. (a)                             2,171        121,598
                                                             ------------
                                                                  165,406
                                                             ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (2.0%)
Arrow Electronics, Inc. (a)                          3,010        120,340
Avnet, Inc. (a)                                      3,077        128,372
AVX Corp.                                            9,908        153,079
Molex, Inc.                                          1,460         41,698
Tektronix, Inc.                                         31          1,173
Tyco Electronics, Ltd.                               1,357         48,404
                                                             ------------
                                                                  493,066
                                                             ------------
ENERGY EQUIPMENT & SERVICES (5.3%)
Cameron International Corp. (a)                        568         55,300
Dresser-Rand Group, Inc. (a)                         4,211        162,966
ENSCO International, Inc.                            1,424         79,018
Global Industries, Ltd. (a)                          6,530        160,769
GlobalSantaFe Corp.                                  2,466        199,820
Halliburton Co.                                      5,681        223,945
National Oilwell Varco, Inc. (a)                     1,634        119,674
Patterson-UTI Energy, Inc.                           5,708        113,818


                                                    SHARES          VALUE
ENERGY EQUIPMENT & SERVICES (CONTINUED)
Schlumberger, Ltd.                                     220   $     21,245
SEACOR Holdings, Inc. (a)                              665         60,947
Tidewater, Inc.                                      1,193         65,221
Transocean, Inc. (a)                                   328         39,153
                                                             ------------
                                                                1,301,876
                                                             ------------
FOOD & STAPLES RETAILING (0.0%)++
Wal-Mart Stores, Inc.                                  229         10,353
                                                             ------------

FOOD PRODUCTS (0.6%)
Corn Products International, Inc.                    2,262         96,225
Dean Foods Co.                                       1,372         38,100
J.M. Smucker Co. (The)                                 245         13,090
                                                             ------------
                                                                  147,415
                                                             ------------
GAS UTILITIES (0.2%)
ONEOK, Inc.                                            887         44,297
                                                             ------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.8%)
Advanced Medical Optics, Inc. (a)                    4,079        111,969
Baxter International, Inc.                             531         31,865
Covidien, Ltd.                                       1,178         49,005
Dade Behring Holdings, Inc.                             33          2,539
                                                             ------------
                                                                  195,378
                                                             ------------
HEALTH CARE PROVIDERS & SERVICES (8.1%)
Aetna, Inc.                                          3,862        216,929
AmerisourceBergen Corp.                              3,679        173,318
Cardinal Health, Inc.                                1,394         94,834
Coventry Health Care, Inc. (a)                       2,919        176,045
Health Net, Inc. (a)                                 2,748        147,320
Humana, Inc. (a)                                     2,578        193,221
Lincare Holdings, Inc. (a)                           1,697         59,005
Manor Care, Inc.                                        30          1,997
McKesson Corp.                                       3,208        212,049
Medco Health Solutions, Inc. (a)                     2,265        213,771
PharMerica Corp. (a)                                    74          1,180
Sierra Health Services, Inc. (a)                        89          3,765
UnitedHealth Group, Inc.                             5,299        260,446
WellCare Health Plans, Inc. (a)                      1,223         29,584
WellPoint, Inc. (a)                                  2,535        200,848
                                                             ------------
                                                                1,984,312
                                                             ------------
HEALTH CARE TECHNOLOGY (0.2%)
HLTH Corp. (a)                                       3,252         45,886
                                                             ------------

HOTELS, RESTAURANTS & LEISURE (1.3%)
Brinker International, Inc.                          3,128         79,420
Darden Restaurants, Inc.                               996         42,828
Harrah's Entertainment, Inc.                           295         26,034
Penn National Gaming, Inc. (a)                          30          1,853
Station Casinos, Inc.                                   18          1,616

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   11


                                                    SHARES          VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE (CONTINUED)
Wendy's International, Inc.                          4,770   $    165,805
                                                             ------------
                                                                  317,556
                                                             ------------
HOUSEHOLD DURABLES (2.8%)
Black & Decker Corp.                                   938         84,336
Centex Corp.                                         4,112        103,047
D.R. Horton, Inc.                                    4,962         62,968
KB Home                                              1,347         37,231
Lennar Corp. Class A                                 5,883        134,427
M.D.C. Holdings, Inc.                                3,721        150,738
NVR, Inc. (a)                                          217        103,238
Pulte Homes, Inc.                                      740         10,982
                                                             ------------
                                                                  686,967
                                                             ------------
HOUSEHOLD PRODUCTS (1.6%)
Kimberly-Clark Corp.                                   595         42,180
V  Procter & Gamble Co. (The)                        5,100        354,552
                                                             ------------
                                                                  396,732
                                                             ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (1.5%)
AES Corp. (The) (a)                                  8,930        191,191
Mirant Corp. (a)                                     4,287        181,597
                                                             ------------
                                                                  372,788
                                                             ------------
INDUSTRIAL CONGLOMERATES (3.6%)
V  General Electric Co.                             12,123        498,983
McDermott International, Inc. (a)                    2,263        138,179
Teleflex, Inc.                                       1,012         74,089
Tyco International, Ltd.                             4,318        177,772
                                                             ------------
                                                                  889,023
                                                             ------------
INSURANCE (12.4%)
ACE, Ltd.                                            3,183        192,922
Aflac, Inc.                                          3,392        212,950
Allstate Corp. (The)                                 1,852         97,045
American Financial Group, Inc.                       4,620        138,138
American International Group, Inc.                   1,103         69,621
Aon Corp.                                            3,131        141,897
Arch Capital Group, Ltd. (a)                         1,864        139,371
Assurant, Inc.                                       3,147        183,911
Axis Capital Holdings, Ltd.                          3,363        133,646
CNA Financial Corp.                                  3,851        152,615
Endurance Specialty Holdings, Ltd.                   3,064        120,139
Genworth Financial, Inc. Class A                     3,203         87,442
Hartford Financial Services Group, Inc. (The)        1,645        159,614
HCC Insurance Holdings, Inc.                         1,371         40,979
Lincoln National Corp.                               2,889        180,187
Nationwide Financial Services, Inc. Class A            903         48,446
Old Republic International Corp.                     5,483         84,054
PartnerRe, Ltd.                                      1,077         89,660
Principal Financial Group, Inc.                      3,069        207,679
Prudential Financial, Inc.                           1,807        174,773


                                                    SHARES          VALUE
INSURANCE (CONTINUED)
RenaissanceRe Holdings, Ltd.                           686   $     40,021
Transatlantic Holdings, Inc.                         1,331         99,199
W.R. Berkley Corp.                                   2,734         82,266
XL Capital, Ltd. Class A                             2,345        168,723
                                                             ------------
                                                                3,045,298
                                                             ------------
INTERNET & CATALOG RETAIL (1.5%)
Expedia, Inc. (a)                                    5,730        187,142
IAC/InterActiveCorp. (a)                             5,783        170,367
                                                             ------------
                                                                  357,509
                                                             ------------
INTERNET SOFTWARE & SERVICES (0.7%)
eBay, Inc. (a)                                       3,465        125,087
Google, Inc. Class A (a)                                69         48,783
                                                             ------------
                                                                  173,870
                                                             ------------
IT SERVICES (3.3%)
Accenture, Ltd. Class A                              4,871        190,213
Acxiom Corp.                                         6,410         84,221
Affiliated Computer Services, Inc. Class A (a)       1,639         83,032
Alliance Data Systems Corp. (a)                        126         10,130
Ceridian Corp. (a)                                     227          8,158
CheckFree Corp. (a)                                     93          4,420
Computer Sciences Corp. (a)                          3,055        178,381
DST Systems, Inc. (a)                                  629         53,283
Electronic Data Systems Corp.                        7,564        163,307
Mastercard, Inc. Class A                               217         41,132
                                                             ------------
                                                                  816,277
                                                             ------------
LIFE SCIENCES TOOLS & SERVICES (0.7%)
Invitrogen Corp. (a)                                 1,856        168,655
                                                             ------------

MACHINERY (2.0%)
AGCO Corp. (a)                                       1,850        110,408
Caterpillar, Inc.                                    3,051        227,635
Cummins, Inc.                                          807         96,808
Joy Global, Inc.                                       808         46,912
                                                             ------------
                                                                  481,763
                                                             ------------
MEDIA (4.3%)
Clear Channel Communications, Inc.                     200          7,554
DIRECTV Group, Inc. (The) (a)                        5,802        153,637
Dow Jones & Co., Inc.                                   46          2,751
EchoStar Communications Corp. Class A (a)              978         47,883
Getty Images, Inc. (a)                                 739         20,877
Liberty Global, Inc. Class A (a)                     1,098         43,097
McGraw-Hill Cos., Inc. (The)                           789         39,482
Regal Entertainment Group Class A                    7,405        167,131
Time Warner Cable, Inc. Class A (a)                  3,832        109,557
Viacom, Inc. Class B (a)                             3,793        156,613
Virgin Media, Inc.                                   7,000        154,770
Walt Disney Co. (The)                                3,919        135,715

 12 MainStay 130/30 Core Fund       The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                    SHARES          VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------
MEDIA (CONTINUED)
Washington Post Co. Class B                              6   $      5,094
                                                             ------------
                                                                1,044,161
                                                             ------------
METALS & MINING (2.1%)
Cleveland-Cliffs, Inc.                                 545         52,129
Freeport-McMoRan Copper & Gold, Inc. Class B         2,185        257,131
Southern Copper Corp.                                1,092        152,552
United States Steel Corp.                              573         61,827
                                                             ------------
                                                                  523,639
                                                             ------------
MULTILINE RETAIL (1.7%)
Big Lots, Inc. (a)                                   6,112        146,566
Dollar Tree Stores, Inc. (a)                         2,060         78,898
Family Dollar Stores, Inc.                           5,837        147,968
Macy's, Inc.                                         1,177         37,699
                                                             ------------
                                                                  411,131
                                                             ------------
MULTI-UTILITIES (0.5%)
Energy East Corp.                                      246          6,858
Public Service Enterprise Group, Inc.                  553         52,867
Sempra Energy                                          840         51,668
                                                             ------------
                                                                  111,393
                                                             ------------
OIL, GAS & CONSUMABLE FUELS (10.9%)
Chesapeake Energy Corp.                              2,713        107,109
Chevron Corp.                                        1,612        147,514
Cimarex Energy Co.                                   2,088         84,585
V  ConocoPhillips                                    4,436        376,883
Devon Energy Corp.                                   1,952        182,317
V  ExxonMobil Corp.                                  7,902        726,905
Frontier Oil Corp.                                   1,407         64,427
Frontline, Ltd.                                      3,487        158,310
Marathon Oil Corp.                                     941         55,641
Noble Energy, Inc.                                     710         54,343
Occidental Petroleum Corp.                           1,817        125,464
Overseas Shipholding Group, Inc.                     1,050         78,120
Plains Exploration & Production Co. (a)              1,112         56,656
Sunoco, Inc.                                           599         44,086
Tesoro Corp.                                         3,236        195,875
Valero Energy Corp.                                  3,111        219,108
                                                             ------------
                                                                2,677,343
                                                             ------------
PERSONAL PRODUCTS (0.5%)
NBTY, Inc. (a)                                       3,760        133,856
                                                             ------------

PHARMACEUTICALS (3.9%)
Endo Pharmaceuticals Holdings, Inc. (a)              5,316        155,759
Johnson & Johnson                                    1,999        130,275
King Pharmaceuticals, Inc. (a)                       5,885         62,381
Merck & Co., Inc.                                      362         21,090


                                                    SHARES          VALUE
PHARMACEUTICALS (CONTINUED)
Pfizer, Inc.                                        11,185   $    275,263
Schering-Plough Corp.                                1,725         52,647
Sepracor, Inc. (a)                                     335          9,226
Warner Chilcott, Ltd. Class A (a)                    5,166         95,726
Watson Pharmaceuticals, Inc. (a)                     5,237        160,043
                                                             ------------
                                                                  962,410
                                                             ------------
REAL ESTATE INVESTMENT TRUSTS (0.2%)
Taubman Centers, Inc.                                  864         50,864
                                                             ------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.5%)
Jones Lang LaSalle, Inc.                             1,196        114,015
                                                             ------------

ROAD & RAIL (1.8%)
Avis Budget Group, Inc. (a)                          1,481         30,908
Con-Way, Inc.                                        3,422        145,811
Hertz Global Holdings, Inc. (a)                      6,028        130,687
Landstar System, Inc.                                  911         38,344
Ryder System, Inc.                                     938         44,883
YRC Worldwide, Inc. (a)                              2,379         58,476
                                                             ------------
                                                                  449,109
                                                             ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.4%)
Analog Devices, Inc.                                 2,491         83,349
Applied Materials, Inc.                              9,888        192,025
Atmel Corp. (a)                                      7,458         36,470
V  Intel Corp.                                      12,004        322,908
Lam Research Corp. (a)                               2,397        120,329
MEMC Electronic Materials, Inc. (a)                    363         26,579
National Semiconductor Corp.                         1,644         41,330
Novellus Systems, Inc. (a)                           1,874         53,240
NVIDIA Corp. (a)                                     3,832        135,576
Teradyne, Inc. (a)                                   5,200         64,168
                                                             ------------
                                                                1,075,974
                                                             ------------
SOFTWARE (5.6%)
Autodesk, Inc. (a)                                     865         42,299
BMC Software, Inc. (a)                               4,019        136,003
V  Microsoft Corp.                                  18,114        666,776
NAVTEQ Corp. (a)                                        39          3,011
Novell, Inc. (a)                                    22,212        167,923
Symantec Corp. (a)                                   9,777        183,612
Synopsys, Inc. (a)                                   6,124        173,064
                                                             ------------
                                                                1,372,688
                                                             ------------
SPECIALTY RETAIL (4.2%)
American Eagle Outfitters, Inc.                      3,251         77,309
AnnTaylor Stores Corp. (a)                           2,470         76,545
AutoZone, Inc. (a)                                   1,374        170,939
Barnes & Noble, Inc.                                 3,826        147,837
Best Buy Co., Inc.                                   3,076        149,248
Gap, Inc. (The)                                      4,513         85,296

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   13


                                                    SHARES          VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------
SPECIALTY RETAIL (CONTINUED)
Home Depot, Inc. (The)                               3,787   $    119,328
RadioShack Corp.                                     6,993        144,196
Sherwin-Williams Co. (The)                             744         47,556
                                                             ------------
                                                                1,018,254
                                                             ------------
TEXTILES, APPAREL & LUXURY GOODS (0.8%)
NIKE, Inc. Class B                                     878         58,176
Polo Ralph Lauren Corp.                              2,086        143,517
                                                             ------------
                                                                  201,693
                                                             ------------
TOBACCO (0.3%)
Altria Group, Inc.                                   1,014         73,951
                                                             ------------
TRADING COMPANIES & DISTRIBUTORS (0.0%)++
United Rentals, Inc. (a)                               147          5,026
                                                             ------------
WIRELESS TELECOMMUNICATION SERVICES (2.1%)
ALLTEL Corp.                                           553         39,346
Sprint Nextel Corp.                                 12,799        218,863
Telephone and Data Systems, Inc.                     2,482        173,244
United States Cellular Corp. (a)                       845         79,557
                                                             ------------
                                                                  511,010
                                                             ------------
Total Common Stocks
 (Cost $32,170,215)                                            32,141,498
                                                             ------------
INVESTMENT COMPANY (1.2%)
-------------------------------------------------------------------------
S&P 500 Index--SPDR Trust Series 1 (b)               1,911        295,536
                                                             ------------
Total Investment Company
 (Cost $292,962)                                                  295,536
                                                             ------------
Total Investments
 (Cost $32,463,177)                                  132.3%    32,437,034(c)
Liabilities in Excess of
 Cash and Other Assets                               (32.3)    (7,922,693)
                                                    ------   ------------
Net Assets                                           100.0%  $ 24,514,341
                                                    ======   ============
SHORT POSITIONS (-32.5%)
COMMON STOCKS (-32.5%)                              SHARES          VALUE
-------------------------------------------------------------------------
AEROSPACE & DEFENSE (-0.4%)
Alliant Techsystems, Inc. (a)                         (273)  $    (30,136)
Spirit Aerosystems Holdings, Inc. Class A (a)       (1,969)       (68,364)
                                                             ------------
                                                                  (98,500)
                                                             ------------
AUTO COMPONENTS (-0.3%)
WABCO Holdings, Inc.                                (1,443)       (73,333)
                                                             ------------

AUTOMOBILES (-0.2%)
General Motors Corp.                                (1,370)       (53,690)
                                                             ------------


                                                    SHARES          VALUE
BIOTECHNOLOGY (-1.1%)
Amylin Pharmaceuticals, Inc. (a)                      (737)  $    (33,180)
Celgene Corp. (a)                                     (581)       (38,346)
ImClone Systems, Inc. (a)                           (3,918)      (169,062)
PDL BioPharma, Inc. (a)                             (1,138)       (24,126)
                                                             ------------
                                                                 (264,714)
                                                             ------------
BUILDING PRODUCTS (-1.4%)
Armstrong World Industries, Inc. (a)                (3,419)      (140,213)
Owens Corning, Inc. (a)                             (5,466)      (126,319)
USG Corp. (a)                                       (1,874)       (74,491)
                                                             ------------
                                                                 (341,023)
                                                             ------------
CAPITAL MARKETS (-0.4%)
E*TRADE Financial Corp. (a)                         (1,184)       (13,190)
Lazard, Ltd. Class A                                (1,837)       (92,217)
                                                             ------------
                                                                 (105,407)
                                                             ------------
CHEMICALS (-0.3%)
Westlake Chemical Corp.                             (2,963)       (72,712)
                                                             ------------

COMMERCIAL SERVICES & SUPPLIES (-0.2%)
Pitney Bowes, Inc.                                  (1,413)       (56,577)
                                                             ------------

COMMUNICATIONS EQUIPMENT (-0.4%)
JDS Uniphase Corp. (a)                              (2,598)       (39,645)
Riverbed Technology, Inc. (a)                       (1,790)       (60,484)
                                                             ------------
                                                                 (100,129)
                                                             ------------
DIVERSIFIED CONSUMER SERVICES (-0.4%)
H&R Block, Inc.                                     (5,028)      (109,610)
                                                             ------------

DIVERSIFIED FINANCIAL SERVICES (-0.4%)
IntercontinentalExchange, Inc. (a)                    (101)       (17,998)
Nymex Holdings, Inc.                                  (280)       (35,986)
NYSE Euronext                                         (430)       (40,364)
                                                             ------------
                                                                  (94,348)
                                                             ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (-0.2%)
Level 3 Communications, Inc. (a)                    (17,426)      (52,801)
                                                             ------------

ELECTRIC UTILITIES (-0.8%)
Great Plains Energy, Inc.                           (5,169)      (154,243)
Pinnacle West Capital Corp.                         (1,005)       (40,602)
                                                             ------------
                                                                 (194,845)
                                                             ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (-0.4%)
Ingram Micro, Inc. Class A (a)                      (1,060)       (22,514)
Jabil Circuit, Inc.                                 (3,052)       (66,320)
                                                             ------------
                                                                  (88,834)
                                                             ------------
ENERGY EQUIPMENT & SERVICES (-0.3%)
Oceaneering International, Inc. (a)                   (737)       (56,948)

 14 MainStay 130/30 Core Fund       The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                    SHARES          VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (CONTINUED)
TETRA Technologies, Inc. (a)                        (1,380)  $    (27,172)
                                                             ------------
                                                                  (84,120)
                                                             ------------
HEALTH CARE EQUIPMENT & SUPPLIES (-1.1%)
Hillenbrand Industries, Inc.                        (2,188)      (120,821)
IDEXX Laboratories, Inc. (a)                          (391)       (47,616)
Resmed, Inc. (a)                                    (2,565)      (106,268)
                                                             ------------
                                                                 (274,705)
                                                             ------------
HEALTH CARE PROVIDERS & SERVICES (-1.0%)
Tenet Healthcare Corp. (a)                          (25,850)      (90,733)
Universal Health Services, Inc. Class B             (2,229)      (108,664)
VCA Antech, Inc. (a)                                (1,083)       (49,872)
                                                             ------------
                                                                 (249,269)
                                                             ------------
HOTELS, RESTAURANTS & LEISURE (-2.0%)
Las Vegas Sands Corp. (a)                             (822)      (109,088)
Orient-Express Hotels, Ltd.                         (2,635)      (170,748)
Scientific Games Corp. Class A (a)                  (3,375)      (122,006)
Starbucks Corp. (a)                                 (1,198)       (31,963)
Tim Hortons, Inc.                                   (1,197)       (45,366)
                                                             ------------
                                                                 (479,171)
                                                             ------------
HOUSEHOLD DURABLES (-0.1%)
Harman International Industries, Inc.                 (325)       (27,365)
                                                             ------------

INDUSTRIAL CONGLOMERATES (-0.1%)
Carlisle Cos., Inc.                                   (800)       (31,560)
                                                             ------------

INSURANCE (-1.8%)
Ambac Financial Group, Inc.                           (241)        (8,876)
Hanover Insurance Group, Inc. (The)                 (2,612)      (120,335)
MBIA, Inc.                                            (662)       (28,492)
OneBeacon Insurance Group, Ltd.                     (6,833)      (146,978)
White Mountains Insurance Group, Ltd.                 (256)      (137,628)
                                                             ------------
                                                                 (442,309)
                                                             ------------
INTERNET SOFTWARE & SERVICES (-0.6%)
Akamai Technologies, Inc. (a)                       (2,974)      (116,551)
WebMD Health Corp. Class A (a)                        (635)       (29,191)
                                                             ------------
                                                                 (145,742)
                                                             ------------
IT SERVICES (-2.0%)
Broadridge Financial Solutions LLC                  (7,748)      (154,960)
Cognizant Technology Solutions Corp. Class A (a)    (1,604)       (66,502)
Genpact, Ltd. (a)                                   (1,143)       (18,288)
MoneyGram International, Inc.                       (4,885)       (77,916)
Unisys Corp. (a)                                    (2,042)       (12,415)
VeriFone Holdings, Inc. (a)                         (3,134)      (154,914)
                                                             ------------
                                                                 (484,995)
                                                             ------------


                                                    SHARES          VALUE
LIFE SCIENCES TOOLS & SERVICES (-1.2%)
Millipore Corp. (a)                                 (1,921)  $   (149,166)
Pharmaceutical Product Development, Inc.            (2,719)      (114,851)
Techne Corp. (a)                                      (466)       (30,402)
                                                             ------------
                                                                 (294,419)
                                                             ------------
MACHINERY (-0.9%)
Donaldson Co., Inc.                                 (3,723)      (159,568)
Terex Corp. (a)                                       (402)       (29,836)
Trinity Industries, Inc.                              (887)       (32,056)
                                                             ------------
                                                                 (221,460)
                                                             ------------
MARINE (-0.2%)
Alexander & Baldwin, Inc.                             (769)       (40,280)
                                                             ------------

MEDIA (-1.0%)
Central European Media Enterprises, Ltd. Class A
 (a)                                                (1,098)      (125,996)
DreamWorks Animation SKG, Inc. Class A (a)          (1,327)       (43,207)
Hearst-Argyle Television, Inc.                        (325)        (7,248)
XM Satellite Radio Holdings, Inc. Class A (a)       (4,398)       (58,405)
                                                             ------------
                                                                 (234,856)
                                                             ------------
METALS & MINING (-1.1%)
Allegheny Technologies, Inc.                          (577)       (58,952)
Commercial Metals Co.                                 (781)       (24,508)
Newmont Mining Corp.                                  (705)       (35,856)
Steel Dynamics, Inc.                                   (72)        (3,832)
Titanium Metals Corp. (a)                           (4,414)      (155,373)
                                                             ------------
                                                                 (278,521)
                                                             ------------
MULTILINE RETAIL (-0.3%)
Nordstrom, Inc.                                       (810)       (31,946)
Saks, Inc.                                          (1,813)       (38,363)
                                                             ------------
                                                                  (70,309)
                                                             ------------
OIL, GAS & CONSUMABLE FUELS (-3.1%)
Arch Coal, Inc.                                     (4,306)      (176,546)
Cabot Oil & Gas Corp.                               (1,816)       (72,077)
CNX Gas Corp. (a)                                   (5,157)      (164,611)
Continental Resources, Inc. (a)                       (438)       (10,297)
Peabody Energy Corp.                                (2,446)      (136,365)
Quicksilver Resources, Inc. (a)                     (3,298)      (187,986)
                                                             ------------
                                                                 (747,882)
                                                             ------------
PAPER & FOREST PRODUCTS (-0.3%)
Louisiana-Pacific Corp.                             (4,045)       (66,581)
                                                             ------------

PERSONAL PRODUCTS (-0.4%)
Bare Escentuals, Inc. (a)                           (3,958)       (97,763)
                                                             ------------

PHARMACEUTICALS (-0.3%)
Abraxis BioScience, Inc.                            (3,201)       (79,513)
                                                             ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   15


                                                    SHARES          VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (-1.3%)
Annaly Capital Management, Inc.                     (6,062)  $   (103,600)
AvalonBay Communities, Inc.                           (280)       (34,342)
CapitalSource, Inc.                                 (4,097)       (74,647)
Developers Diversified Realty Corp.                   (616)       (31,046)
Douglas Emmett, Inc.                                (2,923)       (76,904)
Federal Realty Investment Trust                        (76)        (6,705)
                                                             ------------
                                                                 (327,244)
                                                             ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT (-0.6%)
Forest City Enterprises, Inc. Class A               (2,595)      (147,707)
                                                             ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (-1.9%)
Advanced Micro Devices, Inc. (a)                    (7,871)      (102,953)
International Rectifier Corp. (a)                     (969)       (32,345)
Marvell Technology Group, Ltd. (a)                  (6,045)      (108,991)
Rambus, Inc. (a)                                    (6,216)      (123,015)
Silicon Laboratories, Inc. (a)                      (2,006)       (87,662)
                                                             ------------
                                                                 (454,966)
                                                             ------------
SOFTWARE (-0.9%)
Activision, Inc. (a)                                (2,193)       (51,864)
Electronic Arts, Inc. (a)                             (546)       (33,372)
Salesforce.com, Inc. (a)                            (2,295)      (129,369)
                                                             ------------
                                                                 (214,605)
                                                             ------------
SPECIALTY RETAIL (-1.5%)
CarMax, Inc. (a)                                    (6,306)      (131,606)
Guess?, Inc.                                          (630)       (32,376)
Limited Brands, Inc.                                (2,870)       (63,169)
O'Reilly Automotive, Inc. (a)                         (600)       (19,812)
Penske Auto Group, Inc.                             (1,984)       (44,204)
Tractor Supply Co. (a)                                (837)       (34,685)
Urban Outfitters, Inc. (a)                          (1,966)       (49,681)
                                                             ------------
                                                                 (375,533)
                                                             ------------
TEXTILES, APPAREL & LUXURY GOODS (-0.2%)
Jones Apparel Group, Inc.                           (2,089)       (43,744)
                                                             ------------


                                                    SHARES          VALUE
THRIFTS & MORTGAGE FINANCE (-0.7%)
Countrywide Financial Corp.                         (6,805)  $   (105,614)
TFS Financial Corp. (a)                             (4,856)       (61,914)
                                                             ------------
                                                                 (167,528)
                                                             ------------
TRADING COMPANIES & DISTRIBUTORS (-0.1%)
Fastenal Co.                                          (619)       (27,533)
                                                             ------------

WIRELESS TELECOMMUNICATION SERVICES (-0.6%)
Clearwire Corp. Class A (a)                           (930)       (19,093)
Crown Castle International Corp. (a)                (1,887)       (77,499)
Leap Wireless International, Inc. (a)                 (203)       (14,476)
SBA Communications Corp. Class A (a)                (1,106)       (39,374)
                                                             ------------
                                                                 (150,442)
                                                             ------------
Total Common Stocks
 (Proceeds $7,694,344)                                         (7,966,645)
                                                             ------------
Total Short Positions
 (Proceeds $7,694,344)                                       $ (7,966,645)
                                                             ============

++   Less than one-tenth of a percent.
+++  All of the Fund's assets are maintained to cover "senior securities transactions" which may include, but are not
     limited to, forwards, TBA's, options, futures and short
     sales. These securities are marked-to-market daily and
     reviewed against the value of the Fund's "senior securities"
     holdings to ensure proper coverage for these transactions.
(a)  Non-income producing security.
(b)  Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(c)  At October 31, 2007, cost is $32,531,543 for federal income tax purposes and net unrealized depreciation is as follows:

      Gross unrealized appreciation                         $ 1,684,766
      Gross unrealized depreciation                          (1,779,275)
                                                            -----------
      Net unrealized depreciation                           $   (94,509)
                                                            ===========

 16 MainStay 130/30 Core Fund       The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2007

ASSETS:
Investment in securities, at value (identified
  cost $32,463,177)                              $32,437,034
Cash                                                 506,716
Deposit with broker for securities sold short         34,277
Receivables:
  Investment securities sold                       5,204,254
  Dividends and interest                              25,121
Unamortized offering costs                            34,398
Other assets                                             101
                                                 ------------
    Total assets                                  38,241,901
                                                 ------------

LIABILITIES:
Securities sold short (proceeds $7,694,344)        7,966,645
Payables:
  Investment securities purchased                  5,633,199
  Offering costs                                      45,546
  Professional fees                                   30,105
  Broker fees and charges on short sales              21,808
  Custodian                                           13,732
  Shareholder communication                           10,920
  Manager (See Note 3)                                 1,768
  Dividends on securities sold short                     797
  Directors                                              197
  NYLIFE Distributors (See Note 3)                        92
  Transfer agent (See Note 3)                             32
Accrued expenses                                       2,719
                                                 ------------
    Total liabilities                             13,727,560
                                                 ------------
Net assets                                       $24,514,341
                                                 ============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per share) 600
  million shares authorized                      $    25,412
Additional paid-in capital                        25,372,868
                                                 ------------
                                                  25,398,280
Accumulated net investment income                     22,422
Accumulated net realized loss on investments        (607,917)
Net unrealized depreciation on investments           (26,143)
Net unrealized appreciation on securities sold
  short                                             (272,301)
                                                 ------------
Net assets                                       $24,514,341
                                                 ============
CLASS A
Net assets applicable to outstanding shares      $   356,052
                                                 ============
Shares of capital stock outstanding                   36,926
                                                 ============
Net asset value per share outstanding            $      9.64
Maximum sales charge (5.50% of offering price)          0.56
                                                 ------------
Maximum offering price per share outstanding     $     10.20
                                                 ============
CLASS C
Net assets applicable to outstanding shares      $    34,884
                                                 ============
Shares of capital stock outstanding                    3,629
                                                 ============
Net asset value and offering price per share
  outstanding                                    $      9.61
                                                 ============
CLASS I
Net assets applicable to outstanding shares      $24,123,405
                                                 ============
Shares of capital stock outstanding                2,500,603
                                                 ============
Net asset value and offering price per share
  outstanding                                    $      9.65
                                                 ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   17

STATEMENT OF OPERATIONS FOR THE PERIOD JUNE 29, 2007

(COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2007

INVESTMENT INCOME:
INCOME:
  Dividends                                        $ 155,849
  Interest                                            10,051
                                                   ---------
    Total income                                     165,900
                                                   ---------
EXPENSES:
  Manager (See Note 3)                                80,945
  Professional fees                                   30,110
  Broker fees and charges on short sales              21,808
  Dividends on securities sold short                  21,188
  Offering (See Note 3)                               17,269
  Custodian                                           17,200
  Shareholder communication                           10,920
  Registration                                         1,942
  Directors                                              420
  Distribution/Service--Class A (See Note 3)             147
  Service--Class C (See Note 3)                           26
  Transfer agent--Classes A and C (See Note 3)            95
  Distribution--Class C (See Note 3)                      78
  Miscellaneous                                        1,921
                                                   ---------
    Total expenses before waiver                     204,069
  Expense waiver from Manager (See Note 3)           (59,640)
                                                   ---------
    Net expenses                                     144,429
                                                   ---------
Net investment income                                 21,471
                                                   ---------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on:
  Security transactions                             (583,608)
  Securities sold short                              (23,358)
                                                   ---------
Net realized loss on investments and securities
  sold short                                        (606,966)
                                                   ---------
Net unrealized appreciation/depreciation on:
  Security transactions                              (26,143)
  Securities sold short                             (272,301)
                                                   ---------
Net unrealized appreciation on investments and
  securities sold short                             (298,444)
                                                   ---------
Net realized and unrealized loss on investments
  and securities sold short                         (905,410)
                                                   ---------
Net decrease in net assets resulting from
  operations                                       $(883,939)
                                                   =========

 18 MainStay 130/30 Core Fund       The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD JUNE 29, 2007 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31,
2007

INCREASE IN NET ASSETS:
Operations:
 Net investment income                      $    21,471
 Net realized loss on investments and
  securities sold short                        (606,966)
 Net unrealized appreciation on
  investments and securities sold short        (298,444)
                                         -----------------
 Net decrease in net assets resulting
  from operations                              (883,939)
                                         -----------------

Capital share transactions:
 Net proceeds from sale of shares            25,398,310
 Cost of shares redeemed                            (30)
                                         -----------------
   Increase in net assets derived from
    capital share transactions               25,398,280
                                         -----------------
   Net increase in net assets                24,514,341

NET ASSETS:
Beginning of period                                  --
                                         -----------------
End of period                               $24,514,341
                                         =================
Accumulated net investment income at
 end of period                              $    22,422
                                         =================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                         CLASS A          CLASS C          CLASS I
                                                       -----------      -----------      -----------
                                                        JUNE 29,         JUNE 29,         JUNE 29,
                                                          2007*            2007*            2007*
                                                         THROUGH          THROUGH          THROUGH
                                                       OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                                          2007             2007             2007
Net asset value at beginning of period                   $10.00           $10.00           $ 10.00
                                                       -----------      -----------      -----------
Net investment income (loss) (a)                          (0.00)(b)        (0.03)             0.01
Net realized and unrealized loss on investments           (0.36)           (0.36)            (0.36)
                                                       -----------      -----------      -----------
Total from investment operations                          (0.36)           (0.39)            (0.35)
                                                       -----------      -----------      -----------
Net asset value at end of period                         $ 9.64           $ 9.61           $  9.65
                                                       ===========      ===========      ===========
Total investment return (c)                               (3.60%)(d)       (3.80%)(d)        (3.50%)(d)
Ratios (to average net assets)/Supplemental Data:
  Net investment gain (loss)                              (0.14%)+         (0.86%)+           0.27%+
  Net expenses (excluding short sale expenses)             1.50%+           2.25%+            1.25%+
  Expenses (including short sale expenses, before
    waiver)                                                2.90%+           3.65%+            2.52%+
  Short sale expenses                                      0.53%+           0.53%+            0.53%+
Portfolio turnover rate                                      59%              59%               59%
Net assets at end of period (in 000's)                   $  356           $   35           $24,123

*    Commencement of operations.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charge. Class I is not subject to sales charges.
(d)  Total return is not annualized.
+    Annualized.

 20 MainStay 130/30 Core Fund       The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY 130/30 GROWTH FUND

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL             SINCE
TOTAL RETURNS            INCEPTION
----------------------------------
With sales charges         0.55%
Excluding sales charges    6.40

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL             SINCE
TOTAL RETURNS            INCEPTION
----------------------------------
With sales charges         5.10%
Excluding sales charges    6.10

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL             SINCE
TOTAL RETURNS            INCEPTION
----------------------------------
                           6.50%

                                                                          SINCE
BENCHMARK PERFORMANCE                                                   INCEPTION
---------------------------------------------------------------------------------

Russell 1000(R) Growth Index(1)                                           7.75%
Average Lipper long/short equity fund(2)                                  1.88

Performance tables do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
1. The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. The Russell 1000(R) Growth Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
2. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

                                                      www.mainstayfunds.com   21

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY 130/30 GROWTH FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the period from inception to October 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the since-inception period and held for the entire period from inception to October 31, 2007.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the period ended October 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                               ENDING ACCOUNT
                                                       ENDING ACCOUNT                           VALUE (BASED
                                                        VALUE (BASED                          ON HYPOTHETICAL
                                      BEGINNING          ON ACTUAL           EXPENSES          5% ANNUALIZED          EXPENSES
                                       ACCOUNT          RETURNS AND            PAID              RETURN AND             PAID
                                        VALUE            EXPENSES)            DURING          ACTUAL EXPENSES)         DURING
SHARE CLASS                           6/29/07(1)          10/31/07          PERIOD(2,3)           10/31/07           PERIOD(2,3)

CLASS A SHARES                        $1,000.00          $1,070.90             $6.82             $1,010.13              $6.62
--------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00          $1,070.60             $9.41             $1,007.62              $9.13
--------------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00          $1,071.10             $5.95             $1,010.96              $5.78
--------------------------------------------------------------------------------------------------------------------------------

1. Commencement of operations.
2. Expenses are equal to the Fund's net annualized expense ratio of each class (1.97% for Class A, 2.72% for Class C and 1.72% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 122 (to reflect the since-inception period).
3. Shares were first offered June 29, 2007. Expenses paid during the period reflect ongoing costs for the period ending October 31, 2007. Had these shares been offered for the six months ended October 31, 2007, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $10.01, $13.79 and $8.74 for Class A, Class C and Class I, respectively, and the ending account values would have been $1,015.15, $1,011.40 and $1,016.40 for Class A, Class C and Class I.

 22 MainStay 130/30 Growth Fund

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2007

(COMPOSITION PIE CHART)

Common Stocks                                                                    129.9
Investment Company                                                                 1.6
Cash and Other Asset, Less Liabilities                                             0.8
Short Sales                                                                      (32.3)

See Portfolio of Investments on page 25 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Cisco Systems, Inc.
 2.  Intel Corp.
 3.  Apple, Inc.
 4.  Microsoft Corp.
 5.  Merck & Co., Inc.
 6.  PepsiCo, Inc.
 7.  Coca-Cola Co. (The)
 8.  Oracle Corp.
 9.  International Business Machines Corp.
10.  Monsanto Co.

TOP FIVE SHORT POSITIONS AS OF OCTOBER 31, 2007

 1.  iShares Russell 2000 Value Index Fund
 2.  iShares Russell 1000 Value Index Fund
 3.  iShares Russell 2000 Index Fund
 4.  S&P 500 Index--SPDR Trust Series 1
 5.  Brocade Communications Systems, Inc.

                                                      www.mainstayfunds.com   23

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Harish Kumar, PhD, CFA, and Michael Reifel, CFA, of New York Life Investment Management LLC

HOW DID MAINSTAY 130/30 GROWTH FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FROM JUNE 29, 2007, THROUGH OCTOBER 31, 2007?

Excluding all sales charges, MainStay 130/30 Growth Fund returned 6.40% for Class A shares, 6.10% for Class C shares and 6.50% for Class I shares from the Fund's inception on June 29, 2007, through October 31, 2007. All share classes outperformed the 1.88% return of the average Lipper(1) long/short equity fund and underperformed the 7.75% return of the Russell 1000(R) Growth Index(2) for the period from June 29, 2007, through October 31, 2007. The Russell 1000(R) Growth Index is the Fund's broad-based securities-market index. See page 21 for Fund returns with sales charges.

WHAT FACTORS INFLUENCED THE FUND'S RELATIVE PERFORMANCE?

Stock selection in materials made a positive contribution to the Fund's relative performance, while stock selection in information technology detracted from relative results. While the Fund's long positions contributed to under-performance relative to the benchmark index, the Fund's short positions contributed positively to relative performance.

DURING THE REPORTING PERIOD, WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S ABSOLUTE PERFORMANCE AND WHICH SECTORS DETRACTED?

The Fund's strongest-performing sector on an absolute basis was materials, supported by strong commodity prices. Health care and consumer staples also provided solid absolute performance. During the reporting period, the financials and consumer discretionary sectors were weak performers, largely because of the slowdown in the residential housing market. The utilities sector was also weak.

WHICH INDIVIDUAL STOCKS WERE STRONG CONTRIBUTORS TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD AND WHICH STOCKS DETRACTED?

The Fund holdings that provided the strongest absolute returns were Apple, Intuitive Surgical and China Mobile. Apple benefited from high demand for its innovative products, as did Intuitive Surgical. China Mobile benefited from strong subscriber and revenue growth in Asia. Over the same period, weak performers on an absolute return basis included King Pharmaceuticals, RadioShack and WellCare Group. All three positions were eliminated during the reporting period.

DID THE FUND HAVE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

The Fund commenced operations on June 29, 2007, so all of the stocks in the Fund's portfolio were new holdings during the reporting period. After the Fund's portfolio was established, we purchased stocks such as Merck and Monsanto. Significant sales included Qualcomm and Johnson & Johnson.

DID ANY OF THE FUND'S WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the reporting period the Fund's weightings relative to Russell 1000(R) Growth Index increased in health care and information technology. Over the same period, the Fund's weightings decreased in the consumer discretionary and consumer staples sectors.

HOW WAS THE FUND POSITIONED AT THE END OF OCTOBER 2007?

As of October 31, 2007, the Fund had slightly overweight positions in materials and industrials. As of the same date, the Fund was moderately underweight in consumer discretionary and financials.


Short sales involve costs and risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short-sale price, resulting in a loss. When borrowing a security for delivery to a buyer, the Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. By investing the proceeds received from selling securities short, the Fund is employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains. Investments in REITs carry many of the risks associated with direct ownership of real estate, including extended vacancies, declining property values, increasing property taxes, and changing interest rates. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater for emerging markets than for developed markets.
1. See footnote on page 21 for more information on Lipper Inc.
2. See footnote on page 21 for more information on the Russell 1000(R) Growth Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 24 MainStay 130/30 Growth Fund

PORTFOLIO OF INVESTMENTS+++ OCTOBER 31, 2007


                                                    SHARES         VALUE
COMMON STOCKS (129.9%)+
------------------------------------------------------------------------
AEROSPACE & DEFENSE (5.3%)
Honeywell International, Inc.                        4,076   $   246,231
Lockheed Martin Corp.                                2,529       278,291
Raytheon Co.                                         3,567       226,897
United Technologies Corp.                            3,246       248,611
                                                             -----------
                                                               1,000,030
                                                             -----------
AUTO COMPONENTS (0.8%)
Magna International, Inc. Class A                    1,506       142,709
                                                             -----------

BEVERAGES (5.3%)
V  Coca-Cola Co. (The)                               7,830       483,581
V  PepsiCo, Inc.                                     6,875       506,825
                                                             -----------
                                                                 990,406
                                                             -----------
BIOTECHNOLOGY (5.0%)
Celgene Corp. (a)                                    2,102       138,732
Cephalon, Inc. (a)                                   2,716       200,278
Genzyme Corp. (a)                                    3,652       277,442
Gilead Sciences, Inc. (a)                            7,131       329,381
                                                             -----------
                                                                 945,833
                                                             -----------
CAPITAL MARKETS (4.8%)
Charles Schwab Corp. (The)                           7,341       170,605
Franklin Resources, Inc.                             1,547       200,615
Morgan Stanley                                       2,973       199,964
State Street Corp.                                   4,076       325,143
                                                             -----------
                                                                 896,327
                                                             -----------
CHEMICALS (4.7%)
Ecolab, Inc.                                         4,380       206,605
V  Monsanto Co.                                      4,461       435,527
Sigma-Aldrich Corp.                                  4,891       252,718
                                                             -----------
                                                                 894,850
                                                             -----------
COMMERCIAL SERVICES & SUPPLIES (0.9%)
Dun & Bradstreet Corp. (The)                         1,800       174,330
                                                             -----------
COMMUNICATIONS EQUIPMENT (5.7%)
Ciena Corp. (a)                                      3,987       190,818
V  Cisco Systems, Inc. (a)                          20,983       693,698
Nokia OYJ, Sponsored ADR (b)                         4,919       195,383
                                                             -----------
                                                               1,079,899
                                                             -----------
COMPUTERS & PERIPHERALS (11.7%)
V  Apple, Inc. (a)                                   3,299       626,645
Dell, Inc. (a)                                      10,821       331,123
EMC Corp. (a)                                       15,077       382,805
Hewlett-Packard Co.                                  8,212       424,396
V  International Business Machines Corp.             3,767       437,424
                                                             -----------
                                                               2,202,393
                                                             -----------


                                                    SHARES         VALUE
CONTAINERS & PACKAGING (1.3%)
Packaging Corp. of America                           7,877   $   250,804
                                                             -----------

DIVERSIFIED CONSUMER SERVICES (1.6%)
ITT Educational Services, Inc. (a)                   1,694       215,460
Sotheby's Holdings, Inc. Class A                     1,709        92,577
                                                             -----------
                                                                 308,037
                                                             -----------
DIVERSIFIED FINANCIAL SERVICES (2.0%)
CME Group, Inc.                                        574       382,428
                                                             -----------

ELECTRICAL EQUIPMENT (1.3%)
Emerson Electric Co.                                 4,769       249,276
                                                             -----------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
Itron, Inc. (a)                                        208        22,358
                                                             -----------

ENERGY EQUIPMENT & SERVICES (4.1%)
ENSCO International, Inc.                            3,774       209,419
Halliburton Co.                                      8,030       316,543
National Oilwell Varco, Inc. (a)                     2,879       210,858
Tidewater, Inc.                                        785        42,916
                                                             -----------
                                                                 779,736
                                                             -----------
FOOD & STAPLES RETAILING (1.9%)
CVS Caremark Corp.                                   8,434       352,288
                                                             -----------

HEALTH CARE EQUIPMENT & SUPPLIES (4.5%)
Becton, Dickinson & Co.                              2,300       191,958
DENTSPLY International, Inc.                         4,864       201,759
Gen-Probe, Inc. (a)                                  3,775       264,326
Intuitive Surgical, Inc. (a)                           597       195,141
                                                             -----------
                                                                 853,184
                                                             -----------
HEALTH CARE PROVIDERS & SERVICES (4.4%)
Aetna, Inc.                                          5,921       332,583
Coventry Health Care, Inc. (a)                       3,232       194,922
Medco Health Solutions, Inc. (a)                     3,142       296,542
                                                             -----------
                                                                 824,047
                                                             -----------
HOTELS, RESTAURANTS & LEISURE (1.0%)
Darden Restaurants, Inc.                             4,539       195,177
                                                             -----------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   25


                                                    SHARES         VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------
HOUSEHOLD DURABLES (1.0%)
Tempur-Pedic International, Inc.                     5,091   $   183,276
                                                             -----------
HOUSEHOLD PRODUCTS (2.2%)
Procter & Gamble Co. (The)                           6,078       422,543
                                                             -----------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (1.1%)
NRG Energy, Inc. (a)                                 4,554       207,936
                                                             -----------
INDUSTRIAL CONGLOMERATES (4.8%)
General Electric Co.                                 8,007       329,568
McDermott International, Inc. (a)                    4,151       253,460
Textron, Inc.                                        4,614       319,335
                                                             -----------
                                                                 902,363
                                                             -----------
INSURANCE (2.9%)
Aflac, Inc.                                          5,802       364,243
PartnerRe, Ltd.                                      2,250       187,313
                                                             -----------
                                                                 551,556
                                                             -----------
INTERNET & CATALOG RETAIL (1.8%)
Amazon.com, Inc. (a)                                 2,482       221,270
Priceline.com, Inc. (a)                              1,268       118,051
                                                             -----------
                                                                 339,321
                                                             -----------
INTERNET SOFTWARE & SERVICES (5.8%)
eBay, Inc. (a)                                       7,424       268,006
Equinix, Inc. (a)                                    1,951       227,604
Google, Inc. Class A (a)                               149       105,343
VeriSign, Inc. (a)                                   6,855       233,687
Yahoo!, Inc. (a)                                     8,234       256,077
                                                             -----------
                                                               1,090,717
                                                             -----------
IT SERVICES (3.2%)
Accenture, Ltd. Class A                              8,133       317,594
Mastercard, Inc. Class A                             1,484       281,292
                                                             -----------
                                                                 598,886
                                                             -----------
LIFE SCIENCES TOOLS & SERVICES (2.7%)
Invitrogen Corp. (a)                                 2,243       203,821
Thermo Fisher Scientific, Inc. (a)                   5,159       303,401
                                                             -----------
                                                                 507,222
                                                             -----------
MACHINERY (3.3%)
Caterpillar, Inc.                                    4,213       314,332
Cummins, Inc.                                          460        55,182
Danaher Corp.                                        2,906       248,957
                                                             -----------
                                                                 618,471
                                                             -----------
MARINE (1.1%)
Kirby Corp. (a)                                      4,485       204,875
                                                             -----------


                                                    SHARES         VALUE
MEDIA (2.9%)
Discovery Holding Co. Class A (a)                    6,673   $   190,247
News Corp. Class A                                  13,707       297,031
Regal Entertainment Group Class A                    2,480        55,974
                                                             -----------
                                                                 543,252
                                                             -----------
METALS & MINING (1.2%)
Southern Copper Corp.                                1,624       226,873
                                                             -----------

MULTILINE RETAIL (1.4%)
Target Corp.                                         4,220       258,939
                                                             -----------

OIL, GAS & CONSUMABLE FUELS (3.1%)
Ultra Petroleum Corp. (a)                            1,770       125,422
Williams Cos., Inc.                                  6,313       230,361
XTO Energy, Inc.                                     3,408       226,223
                                                             -----------
                                                                 582,006
                                                             -----------
PERSONAL PRODUCTS (0.5%)
Herbalife, Ltd.                                      2,332       102,818
                                                             -----------

PHARMACEUTICALS (7.0%)
Allergan, Inc.                                       4,895       330,804
Bristol-Myers Squibb Co.                            12,110       363,179
V  Merck & Co., Inc.                                 8,929       520,204
Warner Chilcott, Ltd. Class A (a)                    5,696       105,547
                                                             -----------
                                                               1,319,734
                                                             -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (6.0%)
V  Intel Corp.                                      23,613       635,190
MEMC Electronic Materials, Inc. (a)                  3,133       229,398
NVIDIA Corp. (a)                                     7,334       259,478
                                                             -----------
                                                               1,124,066
                                                             -----------
SOFTWARE (5.4%)
V  Microsoft Corp.                                  14,980       551,414
V  Oracle Corp. (a)                                 21,261       471,356
                                                             -----------
                                                               1,022,770
                                                             -----------
SPECIALTY RETAIL (2.5%)
Best Buy Co., Inc.                                   4,465       216,642
Dick's Sporting Goods, Inc. (a)                      5,630       187,873
GameStop Corp. Class A (a)                           1,169        69,228
                                                             -----------
                                                                 473,743
                                                             -----------
TEXTILES, APPAREL & LUXURY GOODS (2.4%)
Fossil, Inc. (a)                                     2,554        95,928
NIKE, Inc. Class B                                   5,372       355,949
                                                             -----------
                                                                 451,877
                                                             -----------
WIRELESS TELECOMMUNICATION SERVICES (1.2%)
China Mobile, Ltd., Sponsored ADR (b)                2,218       229,962
                                                             -----------
Total Common Stocks
 (Cost $22,849,530)                                           24,507,318
                                                             -----------

 26 MainStay 130/30 Growth Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                    SHARES         VALUE
INVESTMENT COMPANY (1.6%)
------------------------------------------------------------------------
iShares Russell 1000 Growth Index Fund (c)           4,915   $   313,086
                                                             -----------
Total Investment Company
 (Cost $307,019)                                                 313,086
                                                             -----------
Total Investments
 (Cost $23,156,549)                                  131.5%   24,820,404(d)
Liabilities in Excess of
 Cash and Other Assets                               (31.5)   (5,952,507)
                                                    ------   -----------
Net Assets                                           100.0%  $18,867,897
                                                    ======   ===========
SHORT POSITIONS (-32.3%)
COMMON STOCKS (-25.3%)                              SHARES         VALUE
------------------------------------------------------------------------
AEROSPACE & DEFENSE (-0.3%)
Boeing Co. (The)                                      (671)  $   (66,154)
                                                             -----------
AIR FREIGHT & LOGISTICS (-0.3%)
FedEx Corp.                                           (539)      (55,700)
                                                             -----------

AIRLINES (-0.2%)
Southwest Airlines Co.                              (2,256)      (32,058)
                                                             -----------

AUTOMOBILES (-0.3%)
Harley-Davidson, Inc.                               (1,279)      (65,868)
                                                             -----------

BEVERAGES (-0.2%)
Constellation Brands, Inc. Class A (a)              (1,567)      (39,363)
                                                             -----------

BIOTECHNOLOGY (-0.7%)
Genentech, Inc. (a)                                   (810)      (60,045)
Millennium Pharmaceuticals, Inc. (a)                (5,909)      (69,844)
                                                             -----------
                                                                (129,889)
                                                             -----------
BUILDING PRODUCTS (-0.7%)
American Standard Cos., Inc.                        (1,741)      (64,887)
Masco Corp.                                         (2,633)      (63,403)
                                                             -----------
                                                                (128,290)
                                                             -----------
CAPITAL MARKETS (-0.3%)
E*TRADE Financial Corp. (a)                         (4,647)      (51,768)
                                                             -----------

CHEMICALS (-0.9%)
Chemtura Corp.                                      (4,754)      (44,307)
E.I. du Pont de Nemours & Co.                       (1,288)      (63,769)
Scotts Miracle-Gro Co. (The) Class A                (1,271)      (58,326)
                                                             -----------
                                                                (166,402)
                                                             -----------


                                                    SHARES         VALUE
COMMERCIAL BANKS (-0.5%)
Cullen/Frost Bankers, Inc.                            (767)  $   (40,789)
Synovus Financial Corp.                             (2,207)      (58,177)
                                                             -----------
                                                                 (98,966)
                                                             -----------
COMMERCIAL SERVICES & SUPPLIES (-0.5%)
Avery Dennison Corp.                                  (531)      (30,745)
Pitney Bowes, Inc.                                  (1,379)      (55,215)
                                                             -----------
                                                                 (85,960)
                                                             -----------
COMMUNICATIONS EQUIPMENT (-0.3%)
JDS Uniphase Corp. (a)                              (3,949)      (60,262)
                                                             -----------

COMPUTERS & PERIPHERALS (-0.8%)
Brocade Communications Systems, Inc. (a)            (8,321)      (79,133)
Diebold, Inc.                                       (1,433)      (59,957)
Seagate Technology                                    (278)       (7,740)
                                                             -----------
                                                                (146,830)
                                                             -----------
CONSUMER FINANCE (-0.2%)
AmeriCredit Corp. (a)                               (2,217)      (31,282)
                                                             -----------

CONTAINERS & PACKAGING (-0.3%)
Sealed Air Corp.                                    (2,347)      (58,511)
                                                             -----------

DIVERSIFIED CONSUMER SERVICES (-0.3%)
H&R Block, Inc.                                     (2,894)      (63,089)
                                                             -----------

ELECTRIC UTILITIES (-0.4%)
Sierra Pacific Resources                            (4,004)      (67,547)
                                                             -----------

ELECTRONIC EQUIPMENT & INSTRUMENTS (-0.3%)
Jabil Circuit, Inc.                                 (2,751)      (59,779)
                                                             -----------

FOOD & STAPLES RETAILING (-0.8%)
Safeway, Inc.                                       (1,088)      (36,992)
Sysco Corp.                                         (1,770)      (60,693)
Wal-Mart Stores, Inc.                               (1,398)      (63,204)
                                                             -----------
                                                                (160,889)
                                                             -----------
FOOD PRODUCTS (-0.4%)
Dean Foods Co.                                      (2,420)      (67,203)
                                                             -----------

HEALTH CARE EQUIPMENT & SUPPLIES (-0.5%)
Cooper Cos., Inc. (The)                               (805)      (33,810)
Resmed, Inc. (a)                                    (1,441)      (59,701)
                                                             -----------
                                                                 (93,511)
                                                             -----------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   27


                                                    SHARES         VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES (-1.7%)
Brookdale Senior Living, Inc.                       (1,560)  $   (57,548)
Cardinal Health, Inc.                                 (876)      (59,594)
Omnicare, Inc.                                      (1,914)      (56,463)
Tenet Healthcare Corp. (a)                          (10,396)     (36,490)
UnitedHealth Group, Inc.                            (1,198)      (58,882)
Universal Health Services, Inc. Class B             (1,187)      (57,866)
                                                             -----------
                                                                (326,843)
                                                             -----------
HOTELS, RESTAURANTS & LEISURE (-1.1%)
Carnival Corp.                                        (464)      (22,263)
Marriott International, Inc. Class A                (1,423)      (58,500)
Starbucks Corp. (a)                                 (2,377)      (63,418)
Wyndham Worldwide Corp.                             (1,936)      (63,559)
                                                             -----------
                                                                (207,740)
                                                             -----------
HOUSEHOLD DURABLES (-0.5%)
Centex Corp.                                        (1,483)      (37,164)
Lennar Corp. Class A                                (1,195)      (27,306)
Pulte Homes, Inc.                                   (2,699)      (40,053)
                                                             -----------
                                                                (104,523)
                                                             -----------
HOUSEHOLD PRODUCTS (-0.4%)
Colgate-Palmolive Co.                                 (907)      (69,177)
                                                             -----------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (-0.4%)
AES Corp. (The) (a)                                 (3,228)      (69,111)
                                                             -----------
INSURANCE (-1.3%)
ACE, Ltd.                                           (1,003)      (60,792)
American International Group, Inc.                    (916)      (57,818)
Brown & Brown, Inc.                                 (2,407)      (60,632)
Principal Financial Group, Inc.                       (998)      (67,535)
                                                             -----------
                                                                (246,777)
                                                             -----------
INTERNET & CATALOG RETAIL (-0.4%)
Liberty Media Corp.--Interactive Class A (a)        (3,205)      (68,042)
                                                             -----------

INTERNET SOFTWARE & SERVICES (-0.3%)
Akamai Technologies, Inc. (a)                       (1,494)      (58,550)
                                                             -----------

IT SERVICES (-1.1%)
Automatic Data Processing, Inc.                     (1,298)      (64,329)
Cognizant Technology Solutions Corp. Class A (a)    (1,626)      (67,414)
Western Union Co. (The)                             (3,220)      (70,969)
                                                             -----------
                                                                (202,712)
                                                             -----------
MACHINERY (-0.3%)
Graco, Inc.                                         (1,402)      (55,183)
                                                             -----------


                                                    SHARES         VALUE
MEDIA (-0.9%)
Comcast Corp. Class A (a)                           (2,653)  $   (55,846)
Time Warner, Inc.                                   (3,369)      (61,518)
Walt Disney Co. (The)                               (1,817)      (62,923)
                                                             -----------
                                                                (180,287)
                                                             -----------
METALS & MINING (-0.5%)
Allegheny Technologies, Inc.                          (169)      (17,267)
Newmont Mining Corp.                                (1,410)      (71,713)
                                                             -----------
                                                                 (88,980)
                                                             -----------
MULTILINE RETAIL (-0.9%)
Kohl's Corp. (a)                                    (1,051)      (57,773)
Nordstrom, Inc.                                     (1,276)      (50,325)
Saks, Inc.                                          (2,810)      (59,460)
                                                             -----------
                                                                (167,558)
                                                             -----------
PERSONAL PRODUCTS (-0.4%)
Avon Products, Inc.                                 (1,769)      (72,494)
                                                             -----------

PHARMACEUTICALS (-0.7%)
Abbott Laboratories                                 (1,159)      (63,305)
Abraxis BioScience, Inc.                            (2,722)      (67,614)
                                                             -----------
                                                                (130,919)
                                                             -----------
REAL ESTATE INVESTMENT TRUSTS (-1.1%)
CapitalSource, Inc.                                 (2,488)      (45,331)
Host Hotels & Resorts, Inc.                         (1,565)      (34,680)
Public Storage                                        (762)      (61,699)
Simon Property Group, Inc.                            (613)      (63,819)
                                                             -----------
                                                                (205,529)
                                                             -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (-1.1%)
Advanced Micro Devices, Inc. (a)                    (4,052)      (53,000)
International Rectifier Corp. (a)                     (764)      (25,502)
LSI Corp. (a)                                       (8,586)      (56,668)
Marvell Technology Group, Ltd. (a)                  (3,805)      (68,604)
                                                             -----------
                                                                (203,774)
                                                             -----------
SPECIALTY RETAIL (-1.5%)
AutoNation, Inc. (a)                                (1,979)      (35,009)
CarMax, Inc. (a)                                    (2,918)      (60,899)
Foot Locker, Inc.                                   (1,984)      (29,542)
Home Depot, Inc. (The)                              (1,863)      (58,703)
Penske Auto Group, Inc.                             (1,790)      (39,881)
Staples, Inc.                                       (2,853)      (66,589)
                                                             -----------
                                                                (290,623)
                                                             -----------
TEXTILES, APPAREL & LUXURY GOODS (-0.2%)
Liz Claiborne, Inc.                                 (1,618)      (46,064)
                                                             -----------

 28 MainStay 130/30 Growth Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                    SHARES         VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE (-0.4%)
Freddie Mac                                         (1,010)  $   (52,752)
Peoples United Bank                                 (1,703)      (30,279)
                                                             -----------
                                                                 (83,031)
                                                             -----------
TRADING COMPANIES & DISTRIBUTORS (-0.6%)
Aircastle, Ltd.                                     (1,329)      (42,940)
Fastenal Co.                                        (1,461)      (64,985)
                                                             -----------
                                                                (107,925)
                                                             -----------
WIRELESS TELECOMMUNICATION SERVICES (-0.3%)
American Tower Corp. Class A (a)                    (1,481)      (65,431)
                                                             -----------
Total Common Stocks
 (Proceeds $4,880,141)                                        (4,780,594)
                                                             -----------

INVESTMENT COMPANIES (-7.0%)
------------------------------------------------------------------------
iShares Russell 1000 Value Index Fund (c)           (5,369)     (461,466)
iShares Russell 2000 Index Fund (c)                 (2,893)     (238,325)
iShares Russell 2000 Value Index Fund (c)           (5,973)     (462,728)
S&P 500 Index--SPDR Trust Series 1 (c)                (949)     (146,763)
                                                             -----------
Total Investment Companies
 (Proceeds $1,300,043)                                        (1,309,282)
                                                             -----------
Total Short Positions
 (Proceeds $6,180,184)                                       $(6,089,876)
                                                             ===========

+++ All of the Fund's assets are maintained to cover "senior securities transactions" which may include, but are not limited to, forwards, TBA's, options, futures and short sales. These securities are marked-to-market daily and reviewed against the value of the Fund's "senior securities" holdings to ensure proper coverage for these transactions.
(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(d) At October 31, 2007, cost is $23,187,706 for federal income tax purposes and net unrealized appreciation is as follows:

      Gross unrealized appreciation                         $1,723,006
      Gross unrealized depreciation                            (90,308)
                                                            ----------
      Net unrealized appreciation                           $1,632,698
                                                            ==========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   29

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2007

ASSETS:
Investment in securities, at value (identified
  cost $23,156,549)                              $24,820,404
Cash                                                 149,469
Deposit with broker for securities sold short         12,052
Receivables:
  Investment securities sold                         903,388
  Fund shares sold                                    42,527
  Dividends and interest                              11,637
  Manager                                              8,674
Unamortized offering costs                            34,398
Other assets                                             101
                                                 ------------
    Total assets                                  25,982,650
                                                 ------------
LIABILITIES:
Securities sold short (proceeds $6,180,184)        6,089,876
Payables:
  Investment securities purchased                    926,431
  Offering costs                                      42,171
  Professional fees                                   24,765
  Shareholder communication                           10,920
  Broker fees and charges on short sales               8,017
  Custodian                                            7,018
  Dividends on securities sold short                   1,480
  Transfer agent (See Note 3)                            892
  Directors                                              297
  NYLIFE Distributors (See Note 3)                       141
Accrued expenses                                       2,745
                                                 ------------
    Total liabilities                              7,114,753
                                                 ------------
Net assets                                       $18,867,897
                                                 ============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per share) 600
  million shares authorized                      $    17,723
Additional paid-in capital                        18,085,957
                                                 ------------
                                                  18,103,680
Net investment loss                                  (14,158)
Net realized loss on investments                    (975,788)
Net unrealized appreciation on investments         1,663,855
Net unrealized depreciation on securities sold
  short                                               90,308
                                                 ------------
Net assets                                       $18,867,897
                                                 ============
CLASS A
Net assets applicable to outstanding shares      $   476,974
                                                 ============
Shares of capital stock outstanding                   44,850
                                                 ============
Net asset value per share outstanding            $     10.63
Maximum sales charge (5.50% of offering price)          0.62
                                                 ------------
Maximum offering price per share outstanding     $     11.25
                                                 ============
CLASS C
Net assets applicable to outstanding shares      $    71,040
                                                 ============
Shares of capital stock outstanding                    6,695
                                                 ============
Net asset value and offering price per share
  outstanding                                    $     10.61
                                                 ============
CLASS I
Net assets applicable to outstanding shares      $18,319,883
                                                 ============
Shares of capital stock outstanding                1,720,752
                                                 ============
Net asset value and offering price per share
  outstanding                                    $     10.65
                                                 ============

 30 MainStay 130/30 Growth Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE PERIOD JUNE 29, 2007
(COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2007

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                   $   41,989
  Interest                                             2,669
                                                  -----------
    Total income                                      44,658
                                                  -----------
EXPENSES:
  Manager (See Note 3)                                38,356
  Professional fees                                   30,110
  Offering (See Note 3)                               17,269
  Shareholder communication                           10,920
  Dividends on securities sold short                  10,047
  Custodian                                            9,100
  Broker fees and charges on short sales               8,017
  Registration                                         1,942
  Directors                                              390
  Distribution/Service--Class A (See Note 3)             157
  Service--Class C (See Note 3)                           40
  Transfer agent--Classes A and C (See Note 3)            76
  Transfer agent--Class I (See Note 3)                 1,727
  Distribution--Class C (See Note 3)                     120
  Miscellaneous                                        1,922
                                                  -----------
    Total expenses before reimbursement              130,193
  Expense reimbursement from Manager
    (See Note 3)                                     (63,866)
                                                  -----------
    Net expenses                                      66,327
                                                  -----------
Net investment loss                                  (21,669)
                                                  -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on:
  Security transactions                             (943,979)
  Securities sold short                              (29,979)
                                                  -----------
Net realized loss on investments and securities
  sold short                                        (973,958)
                                                  -----------
Net unrealized appreciation/(depreciation) on:
  Security transactions                            1,663,855
  Securities sold short                               90,308
                                                  -----------
Net unrealized appreciation on investments and
  securities sold short                            1,754,163
                                                  -----------
Net realized and unrealized gain on investments
  and securities sold short                          780,205
                                                  -----------
Net increase in net assets resulting from
  operations                                      $  758,536
                                                  ===========

(a) Dividends recorded net of foreign withholding taxes in the amount of $63.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   31

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD JUNE 29, 2007 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31,
2007

INCREASE IN NET ASSETS:
Operations:
 Net investment loss                        $   (21,669)
 Net realized loss on investments and
  securities sold short                        (973,958)
 Net unrealized appreciation on
  investments and securities sold short       1,754,163
                                         -----------------
 Net increase in net assets resulting
  from operations                               758,536
                                         -----------------

Capital share transactions:
 Net proceeds from sale of shares            18,122,212
 Cost of shares redeemed                        (12,851)
                                         -----------------
   Increase in net assets derived from
    capital share transactions               18,109,361
                                         -----------------
   Net increase in net assets                18,867,897

NET ASSETS:
Beginning of period                                  --
                                         -----------------
End of period                               $18,867,897
                                         =================
Net investment loss at end of period        $   (14,158)
                                         =================

 32 MainStay 130/30 Growth Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                         CLASS A          CLASS C          CLASS I
                                                       -----------      -----------      -----------
                                                        JUNE 29,         JUNE 29,         JUNE 29,
                                                          2007*            2007*            2007*
                                                         THROUGH          THROUGH          THROUGH
                                                       OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                                          2007             2007             2007
Net asset value at beginning of period                   $10.00           $10.00           $ 10.00
                                                       -----------      -----------      -----------
Net investment loss (a)                                   (0.03)           (0.05)            (0.02)
Net realized and unrealized gain on investments            0.66             0.66              0.67
                                                       -----------      -----------      -----------
Total from investment operations                           0.63             0.61              0.65
                                                       -----------      -----------      -----------
Net asset value at end of period                         $10.63           $10.61           $ 10.65
                                                       ===========      ===========      ===========
Total investment return (b)                                6.40%(c)         6.10%(c)          6.50%(c)
Ratios (to average net assets)/Supplemental Data:
  Net investment loss                                     (0.91%)+         (1.54%)+          (0.56%)+
  Net expenses (excluding short sale expenses)             1.50%+           2.25%+            1.25%+
  Expenses (including short sale expenses, before
    reimbursement)                                         3.68%+           4.43%+            3.38%+
  Short sale expenses                                      0.47%+           0.47%+            0.47%+
Portfolio turnover rate                                     137%             137%              137%
Net assets at end of period (in 000's)                   $  477           $   71           $18,320

*    Commencement of operations.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(c)  Total return is not annualized.
+    Annualized.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   33

MAINSTAY 130/30 INTERNATIONAL FUND

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL             SINCE
TOTAL RETURNS            INCEPTION
----------------------------------
With sales charges         -2.48%
Excluding sales charges     3.20



CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL             SINCE
TOTAL RETURNS            INCEPTION
----------------------------------
With sales charges          2.10%
Excluding sales charges     3.10

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL             SINCE
TOTAL RETURNS            INCEPTION
----------------------------------
                            3.20%



                                                                          SINCE
BENCHMARK PERFORMANCE                                                   INCEPTION
---------------------------------------------------------------------------------
MSCI EAFE Index(1)                                                        3.93%
Average Lipper long/short equity fund(2)                                  2.23



Performance tables do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividends and capital-gain distributions. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
1. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered to be representative of the international stock market. Results assume reinvestment of all income and capital gains. The MSCI EAFE Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
2. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

 34 MainStay 130/30 International Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY 130/30 INTERNATIONAL FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the period from inception to October 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the since-inception period and held for the entire period from inception to October 31, 2007.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the period ended October 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                         ENDING ACCOUNT
                                             ENDING ACCOUNT                               VALUE (BASED
                                              VALUE (BASED                               ON HYPOTHETICAL
                            BEGINNING          ON ACTUAL           EXPENSES               5% ANNUALIZED              EXPENSES
                             ACCOUNT          RETURNS AND            PAID                  RETURN AND                  PAID
                              VALUE            EXPENSES)            DURING              ACTUAL EXPENSES)              DURING
SHARE CLASS                 9/28/07(1)          10/31/07          PERIOD(2,3)               10/31/07                PERIOD(2,3)

CLASS A SHARES              $1,000.00          $1,034.40             $2.23                  $1,002.06                  $2.19
-------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES              $1,000.00          $1,034.10             $2.88                  $1,001.42                  $2.83
-------------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES              $1,000.00          $1,034.20             $2.01                  $1,002.27                  $1.98
-------------------------------------------------------------------------------------------------------------------------------

1. Commencement of operations.
2. Expenses are equal to the Fund's net annualized expense ratio of each class (2.58% for Class A, 3.33% for Class C and 2.33% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 31 (to reflect the since-inception period).
3. Shares were first offered September 28, 2007. Expenses paid during the period reflect ongoing costs for the period ending October 31, 2007. Had these shares been offered for the six months ended October 31, 2007, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $13.08, $16.86 and $11.82 for Class A, Class C and Class I, respectively, and the ending account values would have been $1,012.10, $1,008.35 and $1,013.35 for Class A, Class C and Class I.

                                                      www.mainstayfunds.com   35

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2007

(COMPOSITION PIE CHART)

Common Stocks                                                                    120.0
Preferred Stocks                                                                   0.3
Cash and Other Assets, Less Liabilities                                            8.6
Short Sales                                                                      (28.9)

See Portfolio of Investments on page 38 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Telefonica S.A.
 2.  Nokia OYJ
 3.  Toyota Motor Corp.
 4.  Allianz SE
 5.  BNP Paribas S.A.
 6.  ENI S.p.A.
 7.  ING Groep N.V.
 8.  Vivendi S.A.
 9.  E.ON AG
 10  Novo-Nordisk A/S Class B

TOP FIVE SHORT POSITIONS AS OF OCTOBER 31, 2007

 1.  Nihon Unisys, Ltd.
 2.  Sevan Marine ASA
 3.  RHJ International
 4.  ALK-Abello A/S
 5.  Murchison Metals, Ltd.

 36 MainStay 130/30 International Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Luke A. Smith, CFA, and Andrew Ver Planck, CFA of New York Life Investment Management LLC

HOW DID MAINSTAY 130/30 INTERNATIONAL FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FROM SEPTEMBER 28, 2007, THROUGH OCTOBER 31, 2007?

Excluding all sales charges, MainStay 130/30 International Fund returned 3.20% for Class A shares, 3.10% for Class C shares and 3.20% for Class I shares from the Fund's inception on September 28, 2007, through October 31, 2007. All share classes outperformed the 2.23% return of the average Lipper(1) long/short equity fund for the same period. All share classes underperformed the 3.93% return of the Morgan Stanley Capital International Europe, Australasia and Far East Index (the MSCI EAFE(R) Index)(2) from September 28, 2007, through October 31, 2007. The MSCI EAFE(R) Index is the Fund's broad-based securities-market index. See page 34 for Fund returns with sales charges.

WHAT FACTORS AFFECTED THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING
PERIOD?

The Fund's underperformance of the MSCI EAFE(R) Index for the reporting period resulted primarily from stock selection in the financials and energy sectors.

DURING THE REPORTING PERIOD, WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S RELATIVE PERFORMANCE AND WHICH SECTORS DETRACTED?

On a relative basis, the Fund's strongest-performing sectors during the reporting period were telecommunication services, energy and utilities. Over the same period, health care, information technology and materials were relatively weak sectors for the Fund.

WHICH STOCKS WERE STRONG CONTRIBUTORS TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD AND WHICH STOCKS DETRACTED?

The strongest individual contributors to the Fund's absolute performance were Telefonica SA, Bucher Industries AG and China Mobile Ltd. The weakest contributors during the reporting period included Avanzit SA, Sevan Marine ASA and Derichebourg.

DID THE FUND HAVE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

Since the Fund commenced operations on September 28, 2007, all of the stocks in the Fund's portfolio were new holdings during the reporting period. The Fund looks for securities with attractive valuations and strong momentum characteristics. Among the securities the Fund purchased based on these criteria after the Fund's portfolio was established were Vodafone Group Plc and Exact Holding NV. Among the securities sold because valuations and relative performance weakened were ASM International NV and Deutsche Bank AG. Among the stocks we sold short because valuations and relative performance became less attractive were Intercell AG, ALK-Abello A/S, Sanrio and Nicox.

HOW DID THE FUND'S WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During October 2007, the Fund's sector weightings relative to the MSCI EAFE(R) Index increased in energy and utilities. Over the same period, the Fund's sector weightings declined in industrials and materials.

HOW WAS THE FUND POSITIONED AT THE END OF OCTOBER 2007?

As of October 31, 2007, the Fund was overweight relative the to MSCI EAFE(R) Index in telecommunication services and industrials, which helped performance, and overweight materials, which detracted from performance. As of the same date, the Fund was underweight information technology, which moderately helped performance, and underweight financials, which detracted from performance.


Short sales involve costs and risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short-sale price, resulting in a loss. When borrowing a security for delivery to a buyer, the Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. By investing the proceeds received from selling securities short, the Fund is employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater for emerging markets than for developed markets. The Funds may invest in derivatives, which may increase the volatility of the Funds' net asset value and may result in a loss to the Funds.
1. See footnote on page 34 for more information on Lipper Inc.
2. See footnote on page 34 for more information on the MSCI EAFE(R) Index.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                      www.mainstayfunds.com   37

PORTFOLIO OF INVESTMENTS+++ OCTOBER 31, 2007


                                                      SHARES         VALUE
COMMON STOCKS (120.0%)+
--------------------------------------------------------------------------
AUSTRALIA (11.8%)
AMP, Ltd. (insurance)                                  2,291   $    21,744
ASX, Ltd. (diversified financial services)             2,968       158,538
Australian Infrastructure Fund (transportation
 infrastructure)                                      32,237       100,285
Australian Worldwide Exploration, Ltd. (oil, gas &
 consumable fuels) (a)                                28,282        79,026
Becton Property Group (real estate management &
 development)                                          5,613        26,349
BlueScope Steel, Ltd. (metals & mining)                3,216        31,751
Challenger Financial Services Group, Ltd.
 (diversified financial services)                        910         5,357
Commonwealth Bank of Australia (commercial banks)      1,559        89,301
CSL, Ltd. (biotechnology)                              1,791        61,020
Goodman Fielder, Ltd. (food products)                 15,742        30,790
Incitec Pivot, Ltd. (chemicals)                           94         7,733
MacArthur Coal, Ltd. (metals & mining)                13,501       113,802
Macquarie Bank, Ltd. (capital markets)                 1,728       135,275
Mincor Resources NL (metals & mining)                  8,737        41,502
Monadelphous Group, Ltd. (construction &
 engineering)                                          1,631        25,582
Orica, Ltd. (chemicals)                                1,696        48,827
Pacific Brands, Ltd. (distributors)                   33,632       108,384
Qantas Airways, Ltd. (airlines)                        8,674        47,747
Rio Tinto, Ltd. (metals & mining)                      1,570       160,853
Telstra Corp., Ltd. (diversified telecommunication
 services)                                            21,998        65,155
Zinifex, Ltd. (metals & mining)                        3,666        56,852
                                                               -----------
                                                                 1,415,873
                                                               -----------
AUSTRIA (1.3%)
OMV A.G. (oil, gas & consumable fuels)                   895        66,910
Voestalpine A.G. (metals & mining)                       963        86,585
                                                               -----------
                                                                   153,495
                                                               -----------
BELGIUM (2.0%)
Delhaize Group (food & staples retailing)              1,180       111,907
Dexia (commercial banks)                                 740        23,732
InBev N.V. (beverages)                                 1,125       106,186
                                                               -----------
                                                                   241,825
                                                               -----------
BERMUDA (2.6%)
Li & Fung, Ltd. (distributors)                         8,000        37,573
Pacific Andes Holdings, Ltd. (food products)         136,000        76,140
Pacific Basin Shipping, Ltd. (marine)                 33,000        72,896
Vtech Holdings, Ltd. (communications equipment)       14,000       118,499
                                                               -----------
                                                                   305,108
                                                               -----------


                                                      SHARES         VALUE
CAYMAN ISLANDS (0.3%)
ASM Pacific Technology (semiconductors &
 semiconductor equipment)                              3,500   $    27,277
Far East Consortium (real estate management &
 development)                                         19,000         8,801
Kingboard Chemical Holdings, Ltd. (electrical
 equipment & instruments)                                500         3,258
                                                               -----------
                                                                    39,336
                                                               -----------
DENMARK (2.0%)
Carlsberg A/S Class B (beverages)                        275        37,038
Fionia Bank A/S (commercial banks)                        15         5,463
V  Novo-Nordisk A/S Class B (pharmaceuticals)          1,425       176,694
Vestas Wind Systems A/S (electrical equipment) (a)       250        22,302
                                                               -----------
                                                                   241,497
                                                               -----------
FINLAND (3.9%)
Alma Media (media)                                     3,782        64,043
Metso OYJ (machinery)                                    387        23,522
Neste Oil OYJ (oil, gas & consumable fuels)              888        31,913
V  Nokia OYJ (communications equipment)                6,021       238,539
Orion OYJ (pharmaceuticals)                            2,734        70,177
Orion OYJ Class A (pharmaceuticals)                    1,303        33,314
                                                               -----------
                                                                   461,508
                                                               -----------
FRANCE (12.6%)
Air France-KLM (airlines)                                242         9,198
Alstom (electrical equipment)                             83        19,585
V  BNP Paribas S.A. (commercial banks)                 1,910       210,521
Bouygues (wireless telecommunication services)           258        24,763
CapGemini S.A. (IT services)                             782        49,842
Compagnie Generale de Geophysique-Veritas (energy
 equipment & services) (a)                               254        83,208
Compagnie Generale des Etablissements Michelin
 Class B (auto components)                               262        35,079
France Telecom S.A. (diversified telecommunication
 services)                                             3,521       129,855
IMS-Intl Metal Service (trading companies &
 distributors)                                         1,791        86,029
Ipsen (pharmaceuticals)                                1,051        59,877
Lafarge S.A. (construction materials)                    644       104,714
Peugeot S.A. (automobiles)                             1,668       154,587
Pierre & Vacances (hotels, restaurants & leisure)        784       102,948
Sanofi-Aventis (pharmaceuticals)                         506        44,374
Schneider Electric S.A. (electrical equipment)           333        45,849
Societe Generale (commercial banks)                       47         7,888

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 38 MainStay 130/30 International Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                      SHARES         VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------
FRANCE (CONTINUED)
Suez S.A. (multi-utilities)                              839   $    54,568
Technip S.A. (energy equipment & services)               386        34,594
Total S.A. (oil, gas & consumable fuels)                  20         1,612
UBISOFT Entertainment (software) (a)                     718        58,961
V  Vivendi S.A. (media)                                4,060       182,785
                                                               -----------
                                                                 1,500,837
                                                               -----------
GERMANY (13.1%)
V  Allianz SE (insurance)                                958       215,400
Arques Industries A.G. (diversified financial
 services)                                             1,108        47,347
BASF A.G. (chemicals)                                    860       118,969
Bechtle A.G. (IT services)                             2,575       129,954
Commerzbank A.G. (commercial banks)                      784        33,252
Daimler A.G. Registered (automobiles)                    259        28,495
Deutsche Lufthansa A.G. (airlines)                     2,435        71,920
V  E.ON A.G. (electric utilities)                        928       181,340
Fresenius SE (health care equipment & supplies)          375        29,192
Gildemeister A.G. (machinery)                          4,010       128,720
Metro A.G. (food & staples retailing)                    133        12,068
MTU Aero Engines Holding A.G. (aerospace &
 defense)                                              1,897       115,796
RWE A.G. (multi-utilities)                               647        88,323
ThyssenKrupp A.G. (metals & mining)                    2,418       161,119
United Internet A.G. (internet software &
 services)                                             2,290        50,255
Volkswagen A.G. (automobiles)                            135        38,700
Vossloh A.G. (machinery)                               1,021       120,728
                                                               -----------
                                                                 1,571,578
                                                               -----------
GREECE (0.3%)
Blue Star Maritime S.A. (marine)                       6,526        35,922
                                                               -----------

HONG KONG (2.7%)
China Mobile, Ltd. (wireless telecommunication
 services)                                             5,500       111,416
Guangdong Investment, Ltd. (water utilities)          56,000        38,079
Hong Kong Exchanges and Clearing, Ltd.
 (diversified financial services)                      1,000        33,057
Shenzhen Investment, Ltd. (real estate management
 & development)                                       74,000        70,656
Swire Pacific, Ltd. Class B (real estate
 management & development)                            27,500        72,917
                                                               -----------
                                                                   326,125
                                                               -----------
IRELAND (1.2%)
Bank of Ireland, ADR (commercial banks) (b)            1,900       140,980
                                                               -----------


                                                      SHARES         VALUE
ITALY (4.8%)
Enel S.p.A. (electric utilities)                      11,359   $   135,993
V  ENI S.p.A. (oil, gas & consumable fuels)            5,760       210,260
Fiat S.p.A. (automobiles)                              3,649        97,681
Recordati S.p.A. (pharmaceuticals)                     8,130        81,436
UniCredito Italiano S.p.A. (commercial banks)          5,515        47,214
                                                               -----------
                                                                   572,584
                                                               -----------
JAPAN (25.1%)
Aisin Seiki Co., Ltd. (auto components)                  400        16,296
Asahi Kasei Corp. (chemicals)                         18,000       136,679
Astellas Pharma, Inc. (pharmaceuticals)                1,600        70,593
Canon, Inc. (office electronics)                         500        24,921
Chuo Mitsui Trust Holdings, Inc. (commercial
 banks)                                                6,000        47,588
CMK Corp. (electrical equipment & instruments)         6,500        64,400
Cosmos Initia Co., Ltd. (real estate management &
 development)                                          3,000        10,974
CSL, Ltd. (wireless telecommunication services)           11        82,668
Dainippon Screen Manufacturing Co., Ltd.
 (electrical equipment & instruments)                  9,000        53,049
Denki Kagaku Kogyo KK (chemicals)                      1,000         5,842
Eizo Nanao Corp. (computers & peripherals)             2,000        66,571
Fuji Machine Manufacturing Co., Ltd. (machinery)       4,100        90,448
Fujitsu, Ltd. (computers & peripherals)                1,000         7,801
Hanwa Co., Ltd. (trading companies & distributors)    11,000        55,589
Heiwado Co., Ltd. (food & staples retailing)             700        11,832
Honda Motor Co., Ltd. (automobiles)                    4,300       160,274
INTEC Holdings, Ltd. (IT services)                     5,500        79,998
Itochu Corp. (trading companies & distributors)       10,000       124,908
Konami Corp. (software)                                3,900       114,601
Kyowa Exeo Corp. (construction & engineering)          6,000        53,413
Kyowa Hakko Kogyo Co., Ltd. (pharmaceuticals)          1,000        10,879
Marubeni Corp. (trading companies & distributors)      8,000        67,820
Mitsubishi Chemical Holdings Corp. (chemicals)         7,500        61,565
Mitsubishi Electric Corp. (electrical equipment)       4,000        48,403
Mitsubishi Materials Corp. (metals & mining)          12,000        69,380
Mitsui Chemicals, Inc. (chemicals)                     4,000        37,204
Mitsui Mining & Smelting Co., Ltd. (metals &
 mining)                                               7,000        29,246
Mitsui OSK Lines, Ltd. (marine)                        5,000        81,654
Nippon Mining Holdings, Inc. (oil, gas &
 consumable fuels)                                    12,500       116,803
Nippon Oil Corp. (oil, gas & consumable fuels)        16,000       140,216
Nippon Steel Corp. (metals & mining)                   4,000        26,316
Nissan Shatai Co., Ltd. (auto components)              8,000        63,798

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   39


                                                      SHARES         VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------
JAPAN (CONTINUED)
Olympus Corp. (health care equipment & supplies)       3,000   $   123,521
Pacific Management Corp. (real estate management &
 development)                                             10        14,649
Pacific Metals Co., Ltd. (metals & mining)             4,000        49,720
RICOH Co., Ltd. (office electronics)                   7,000       136,827
SBI Holdings, Inc. (capital markets)                     105        32,857
Sega Sammy Holdings, Inc. (leisure equipment &
 products)                                             7,200        98,921
Sumitomo Bakelite Co., Ltd. (chemicals)                2,000        12,153
Sumitomo Light Metal Industries, Ltd. (metals &
 mining)                                              11,000        18,784
Taiyo Yuden Co., Ltd. (electrical equipment &
 instruments)                                          1,000        16,400
Tokai Rika Co., Ltd. (auto components)                 4,300       125,610
Tokai Tokyo Securities Co., Ltd. (capital markets)     9,000        47,900
V  Toyota Motor Corp. (automobiles)                    4,000       227,799
Urban Corp. (real estate management & development)     3,200        55,199
Yokohama Rubber Co., Ltd. (The) (auto components)      1,000         7,385
                                                               -----------
                                                                 2,999,454
                                                               -----------
LUXEMBOURG (0.5%)
Oriflame Cosmetics S.A., SDR (personal products)
 (c)                                                   1,000        60,453
                                                               -----------

NETHERLANDS (5.5%)
Draka Holdings N.V. (electrical equipment)             1,219        52,938
Exact Holding N.V. (software)                          2,283       101,493
V  ING Groep N.V. (diversified financial services)     4,202       188,934
Oce N.V. (office electronics)                          2,469        49,606
OPG Groep N.V. (heath care providers & services)       2,283        79,005
Royal KPN N.V. (diversified telecommunication
 services)                                             2,726        51,413
Unilever N.V., CVA (food products) (e)                 3,402       110,337
Unilever N.V. (food products)                             10           322
Unit 4 Agresso N.V. (software)                           763        24,802
                                                               -----------
                                                                   658,850
                                                               -----------
NORWAY (1.3%)
Acta Holding ASA (capital markets)                     2,000         7,938
DnB Nor ASA (commercial banks)                         4,300        70,908
Norsk Hydro ASA (metals & mining)                      2,750        40,378
Petroleum Geo-Services ASA (energy equipment &
 services) (a)                                         1,350        39,744
                                                               -----------
                                                                   158,968
                                                               -----------


                                                      SHARES         VALUE
PORTUGAL (0.4%)
EDP--Energias de Portugal S.A. (electric
 utilities)                                            4,792   $    30,820
Semapa-Sociedade de Investimento E Gestao
 (construction materials)                              1,181        19,160
                                                               -----------
                                                                    49,980
                                                               -----------
SINGAPORE (1.9%)
Allgreen Properties, Ltd. (real estate management
 & development)                                       18,000        19,657
Keppel Corp, Ltd. (industrial conglomerates)          13,000       132,085
Wing Tai Holdings, Ltd. (real estate management &
 development)                                         32,000        76,528
                                                               -----------
                                                                   228,270
                                                               -----------
SPAIN (3.7%)
Altadis S.A. (tobacco)                                   210        14,991
Banco Santander S.A. (commercial banks)                1,798        39,067
Repsol YPF S.A. (oil, gas & consumable fuels)          2,781       109,774
V  Telefonica S.A. (diversified telecommunication
 services)                                             8,375       276,478
                                                               -----------
                                                                   440,310
                                                               -----------
SWEDEN (3.8%)
Boliden AB (metals & mining)                           2,050        36,146
Electrolux AB Class B (household durables)             5,200       100,487
Nordea Bank AB, FDR (commercial banks) (d)             6,255       111,628
PA Resources AB (oil, gas & consumable fuels) (a)      2,200        24,244
SKF AB (machinery)                                       800        15,523
Telefonaktiebolaget LM Ericsson (communications
 equipment)                                            3,000         9,002
Telefonaktiebolaget LM Ericsson Class B
 (communications equipment)                           18,000        53,841
TeliaSonera AB (diversified telecommunication
 services)                                             1,500        14,759
Trelleborg AB Class B (machinery)                      3,300        83,902
Wihlborgs Fastigheter AB (real estate management &
 development)                                            300         5,786
                                                               -----------
                                                                   455,318
                                                               -----------
SWITZERLAND (6.4%)
ABB, Ltd. (electrical equipment)                         556        16,722
Bobst Group A.G. (machinery)                             611        45,361
Bucher Industries A.G. (machinery)                       380        90,211
Holcim, Ltd. (construction materials)                    247        28,146
Nestle S.A. Registered (food products)                   302       139,347
Swiss Life Holding (insurance) (a)                       377       104,144
Swiss Reinsurance Registered (insurance)               1,485       139,347
Tecan Group A.G. (life sciences tools & services)        584        39,071
Vontobel Holding A.G. (capital markets)                  171         8,783

 40 MainStay 130/30 International Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                      SHARES         VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------
SWITZERLAND (CONTINUED)
Zurich Financial Services A.G. (insurance)               494   $   148,725
                                                               -----------
                                                                   759,857
                                                               -----------
UNITED KINGDOM (12.8%)
AstraZeneca PLC, Sponsored ADR (pharmaceuticals)
 (b)                                                   2,600       127,660
Barclays PLC, Sponsored ADR (commercial banks) (b)     2,700       137,295
BHP Billiton PLC, ADR (metals & mining) (b)            1,700       132,158
BP PLC, Sponsored ADR (oil, gas & consumable
 fuels) (b)                                            2,000       155,980
British American Tobacco PLC, Sponsored ADR
 (tobacco) (b)                                         1,600       122,688
BT Group PLC, Sponsored ADR (diversified
 telecommunication services) (b)                       1,300        88,517
GlaxoSmithKline PLC, ADR (pharmaceuticals) (b)         2,800       143,500
HBOS PLC, Sponsored ADR (commercial banks) (b)         4,800        87,050
Lloyds TSB Group PLC, Sponsored ADR (commercial
 banks) (b)                                            3,100       141,732
Pearson PLC, Sponsored ADR (media) (b)                 1,400        23,562
Rio Tinto PLC, Sponsored ADR (metals & mining) (b)       200        75,000
Royal Dutch Shell PLC Class B, ADR (oil, gas &
 consumable fuels) (b)                                 1,200       104,700
Tomkins PLC, Sponsored ADR (industrial
 conglomerates) (b)                                    4,100        77,162
Vodafone Group PLC, ADR (wireless
 telecommunication services) (b)                       3,000       117,810
                                                               -----------
                                                                 1,534,814
                                                               -----------
Total Common Stocks
 (Cost $13,985,742)                                             14,352,942
                                                               -----------
PREFERRED STOCKS (0.3%)
--------------------------------------------------------------------------
GERMANY (0.1%)
Fresenius SE (health care equipment & supplies)          152        12,050
                                                               -----------


                                                      SHARES         VALUE
ITALY (0.2%)
Fiat S.p.A (automobiles)                               1,121   $    30,203
                                                               -----------
Total Preferred Stocks
 (Cost $40,404)                                                     42,253
                                                               -----------
Total Investments
 (Cost $14,026,146)                                    120.3%   14,395,195(f)
Liabilities in Excess of Cash and Other Assets         (20.3)   (2,431,090)
                                                    --------   -----------
Net Assets                                             100.0%  $11,964,105
                                                    ========   ===========
SHORT POSITIONS (-28.9%)
COMMON STOCKS (-28.9%)                                SHARES         VALUE
--------------------------------------------------------------------------
AUSTRALIA (-3.5%)
Austar United Communications, Ltd. (media) (a)       (17,201)  $   (26,114)
Energy Resources of Australia, Ltd. (oil, gas &
 consumable fuels)                                    (2,048)      (41,278)
Lynas Corp., Ltd. (metals & mining) (a)              (29,453)      (33,331)
Macquarie Capital Alliance Group (capital markets)
 (a)                                                 (14,426)      (49,715)
Murchison Metals, Ltd. (metals & mining) (a)         (21,701)     (108,540)
Roc Oil Co., Ltd. (oil, gas & consumable fuels)
 (a)                                                  (1,400)       (4,316)
Silex Systems, Ltd. (semiconductors &
 semiconductor equipment) (a)                         (7,233)      (52,682)
Sino Gold, Ltd. (metals & mining) (a)                (14,010)      (98,519)
                                                               -----------
                                                                  (414,495)
                                                               -----------
AUSTRIA (-0.7%)
Intercell AG (pharmaceuticals) (a)                    (2,119)      (87,787)
                                                               -----------

BELGIUM (-1.2%)
Deceuninck N.V. (building products)                     (314)       (7,755)
Exmar N.V. (oil, gas & consumable fuels)                (690)      (22,359)
RHJ International (diversified financial services)
 (a)                                                  (6,298)     (110,570)
                                                               -----------
                                                                  (140,684)
                                                               -----------
BERMUDA (-0.1%)
BIL International, Ltd. (hotels, restaurants &
 leisure) (a)                                        (11,000)      (10,492)
Sinofert Holdings, Ltd. (chemicals)                   (4,000)       (3,737)
                                                               -----------
                                                                   (14,229)
                                                               -----------
CAYMAN ISLANDS (-1.0%)
AAC Acoustic Technology Holdings, Inc.
 (communications equipment) (a)                      (68,000)      (88,967)
Foxconn International Holdings, Ltd.
 (communications equipment) (a)                      (10,000)      (27,612)
                                                               -----------
                                                                  (116,579)
                                                               -----------
DENMARK (-2.4%)
ALK-Abello A/S (pharmaceuticals)                        (510)     (109,823)

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   41


                                                      SHARES         VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------
DENMARK (CONTINUED)
Bavarian Nordic A/S (biotechnology) (a)                 (625)  $   (49,559)
GN Store Nord (health care equipment & supplies)
 (a)                                                  (9,000)      (95,766)
Rella Holding A/S (media)                               (700)      (12,108)
SimCorp A/S (software)                                   (80)      (20,726)
                                                               -----------
                                                                  (287,982)
                                                               -----------
FRANCE (-3.3%)
Altran Technologies S.A. (IT services) (a)            (6,955)      (51,179)
Bull S.A. (computers & peripherals) (a)              (11,685)      (85,478)
Derichebourg (commercial services & supplies) (a)     (9,719)     (101,083)
Havas S.A. (media)                                   (11,810)      (69,627)
NicOx S.A. (biotechnology) (a)                        (2,202)      (52,375)
SOITEC (semiconductors & semiconductor equipment)
 (a)                                                  (1,639)      (31,220)
                                                               -----------
                                                                  (390,962)
                                                               -----------
GERMANY (-2.0%)
Compugroup Holding A.G. (software) (a)                (2,784)      (57,870)
Premiere A.G. (media) (a)                             (4,808)      (98,550)
QSC A.G. (diversified telecommunication services)
 (a)                                                  (7,122)      (30,228)
SAP A.G. (software)                                     (867)      (46,895)
                                                               -----------
                                                                  (233,543)
                                                               -----------
HONG KONG (-0.3%)
Melco International Development (industrial
 conglomerates)                                      (18,000)      (33,676)
                                                               -----------
IRELAND (-0.7%)
Elan Corp. PLC, Sponsored ADR (pharmaceuticals)
 (a)(b)                                               (3,700)      (88,060)
                                                               -----------

ITALY (-1.7%)
Digital Multimedia Technologies S.p.A
 (communications equipment) (a)                         (861)      (64,430)
Immobiliare Grande Distribuzione (real estate
 management & development)                            (1,243)       (4,857)
Parmalat S.p.A (food products)                        (3,668)      (13,562)
Snai S.p.A (hotels, restaurants & leisure) (a)        (1,178)      (11,996)
Sorin S.p.A (health care equipment & supplies) (a)   (12,973)      (32,867)
Tiscali S.p.A (internet software & services) (a)     (19,976)      (72,196)
                                                               -----------
                                                                  (199,908)
                                                               -----------
JAPAN (-8.5%)
Aruze Corp. (leisure equipment & products)            (1,500)      (64,361)
CSK Corp. (IT services)                               (1,800)      (70,056)
eAccess, Ltd. (internet software & services)             (58)      (36,550)


                                                      SHARES         VALUE
JAPAN (CONTINUED)
GS Yuasa Corp. (electrical equipment)                 (8,000)  $   (17,544)
Hitachi Zosen Corp. (machinery) (a)                   (6,000)       (9,934)
Horiba, Ltd. (electronic equipment & instruments)     (1,000)      (44,208)
IHI Corp. (machinery)                                 (9,000)      (21,376)
Imperial Hotel, Ltd. (hotels, restaurants &
 leisure)                                               (150)       (7,606)
Jaccs Co., Ltd. (consumer finance)                    (6,000)      (15,603)
Keyence Corp. (electronic equipment & instruments)      (100)      (22,945)
Kokuyo Co., Ltd. (commercial services & supplies)     (2,600)      (22,808)
Matsuya Co., Ltd. (multiline retail)                  (3,800)      (67,690)
Nihon Unisys, Ltd. (IT services)                      (8,500)     (115,382)
Oki Electric Industry Co., Ltd. (electronic
 equipment & instruments) (a)                        (53,000)      (89,585)
OSAKA Titanium Technologies Co. (metals & mining)       (500)      (43,297)
Otsuka Corp. (IT services)                              (500)      (47,718)
Sanrio Co, Ltd. (speciality retail)                   (7,100)      (67,083)
Seiyu, Ltd. (The) (food & staples retailing) (a)     (23,000)      (27,911)
Takashimaya Co., Ltd. (multiline retail)              (4,000)      (48,334)
Takuma Co., Ltd. (machinery)                         (16,000)      (82,243)
Toho Titanium Co., Ltd. (metals & mining)             (1,200)      (43,271)
Victor Co. of Japan, Ltd. (household durables) (a)   (13,000)      (27,608)
Zensho Co., Ltd. (hotels, restaurants & leisure)      (2,400)      (24,299)
                                                               -----------
                                                                (1,017,412)
                                                               -----------
NEW ZEALAND (-0.1%)
Warehouse Group, Ltd. (multiline retail)              (2,245)       (9,782)
                                                               -----------

NORWAY (-1.2%)
Ocean RIG ASA (energy equipment & services) (a)       (4,400)      (35,090)
Sevan Marine ASA (energy equipment & services) (a)    (9,200)     (113,997)
                                                               -----------
                                                                  (149,087)
                                                               -----------
SINGAPORE (-0.2%)
Banyan Tree Holdings, Ltd. (hotels, restaurants &
 leisure)                                            (20,000)      (29,030)
                                                               -----------

SPAIN (-0.8%)
Avanzit S.A. (communications equipment) (a)          (11,440)      (95,120)
                                                               -----------

SWEDEN (-0.8%)
Nibe Industrier AB Class B (building products)        (3,800)      (39,782)
Securitas Direct AB Class B (diversified consumer
 services) (a)                                       (17,000)      (50,850)

 42 MainStay 130/30 International Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                      SHARES         VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------
SWEDEN (CONTINUED)
TradeDoubler AB (internet software & services)          (300)  $    (8,714)
                                                               -----------
                                                                   (99,346)
                                                               -----------
SWITZERLAND (-0.4%)
Arpida, Ltd. (pharmaceuticals) (a)                    (2,186)      (46,894)
Speedel Holding AG (biotechnology) (a)                   (39)       (5,114)
                                                               -----------
                                                                   (52,008)
                                                               -----------
Total Common Stocks
 (Proceeds $3,318,274)                                          (3,459,690)
                                                               -----------
Total Short Positions
 (Proceeds $3,318,274)                                         $(3,459,690)
                                                               ===========

+++ All of the Fund's assets are maintained to cover "senior securities transactions" which may include, but are not limited to, forwards, TBA's, options, futures and short sales. These securities are marked-to-market daily and reviewed against the value of the Fund's "senior securities" holdings to ensure proper coverage for these transactions.
(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  SDR--Special Drawing Right.
(d)  FDR--Finnish Depositary Receipt.
(e)  CVA--Certificaten Van Aandelen.
(f) At October 31, 2007, cost is $14,041,493 for federal income tax purposes and net unrealized appreciation is as follows:

      Gross unrealized appreciation                         $  671,480
      Gross unrealized depreciation                           (317,778)
                                                            ----------
      Net unrealized appreciation                           $  353,702
                                                            ==========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   43

The table below sets forth the diversification of MainStay 130/30 International Fund investments by industry.

INDUSTRY DIVERSIFICATION


                                                          VALUE              PERCENT+
Aerospace & Defense                                 $   115,796            1.0%
Airlines                                                128,865            1.1
Auto Components                                         248,168            2.1
Automobiles                                             737,738            6.2
Beverages                                               143,224            1.2
Biotechnology                                            61,020            0.5
Capital Markets                                         232,753            1.9
Chemicals                                               428,972            3.6
Commercial Banks                                      1,193,619           10.0
Communications Equipment                                419,881            3.5
Computers & Peripherals                                  74,372            0.6
Construction & Engineering                               78,995            0.7
Construction Materials                                  152,020            1.3
Distributors                                            145,957            1.2
Diversified Financial Services                          433,233            3.6
Diversified Telecommunication Services                  626,177            5.3
Electric Utilities                                      348,153            2.9
Electrical Equipment                                    205,799            1.7
Electronic Equipment & Instruments                      137,107            1.1
Energy Equipment & Services                             157,546            1.3
Food & Staples Retailing                                135,807            1.1
Food Products                                           356,936            3.0
Health Care Equipment & Supplies                        164,763            1.4
Health Care Providers & Services                         79,005            0.7
Hotels, Restaurants & Leisure                           102,948            0.9
Household Durables                                      100,487            0.8
Industrial Conglomerates                                209,247            1.7
Insurance                                               629,360            5.3
Internet Software & Services                             50,255            0.4
IT Services                                             259,794            2.2
Leisure Equipment & Products                             98,921            0.8
Life Sciences Tools & Services                           39,071            0.3
Machinery                                               598,415            5.0
Marine                                                  190,472            1.6
Media                                                   270,390            2.3
Metals & Mining                                       1,129,593            9.4
Multi-Utilities                                         142,891            1.2
Office Electronics                                      211,354            1.8
Oil, Gas & Consumable Fuels                           1,041,438            8.7
Personal Products                                        60,453            0.5
Pharmaceuticals                                         818,504            6.8
Real Estate Management & Development                    361,516            3.0
Semiconductors & Semiconductor Equipment                 27,277            0.2
Software                                                299,857            2.5
Tobacco                                                 137,679            1.2
Trading Companies & Distributors                        334,346            2.8
Transportation Infrastructure                           100,285            0.8


                                                          VALUE              PERCENT+
Water Utilities                                     $    38,079            0.3%
Wireless Telecommunication Services                     336,657            2.8
                                                    -----------          -----
                                                     14,395,195          120.3
Liabilities in Excess of Cash and Other Assets       (2,431,090)         (20.3)
                                                    -----------          -----
Net Assets                                          $11,964,105          100.0%
                                                    ===========          =====

+    Percentages indicated are based on Fund net assets.

The table below sets forth the diversification of MainStay 130/30 International Fund--Short sales investments by industry.

INDUSTRY DIVERSIFICATION


                                                          VALUE              PERCENT+
Biotechnology                                       $  (107,048)          (0.9)%
Building Products                                       (47,537)          (0.4)
Capital Markets                                         (49,715)          (0.4)
Chemicals                                                (3,737)          (0.0)
Commercial Services & Supplies                         (123,891)          (1.0)
Communications Equipment                               (276,129)          (2.3)
Computers & Peripherals                                 (85,478)          (0.7)
Consumer Finance                                        (15,603)          (0.1)
Diversified Consumer Services                           (50,850)          (0.4)
Diversified Financial Services                         (110,570)          (0.9)
Diversified Telecommunication Services                  (30,228)          (0.3)
Electrical Equipment                                    (17,544)          (0.1)
Electronic Equipment & Instruments                     (156,738)          (1.3)
Energy Equipment & Services                            (149,087)          (1.2)
Food & Staples Retailing                                (27,911)          (0.2)
Food Products                                           (13,562)          (0.1)
Health Care Equipment & Supplies                       (128,633)          (1.1)
Hotels, Restaurants & Leisure                           (83,423)          (0.7)
Household Durables                                      (27,608)          (0.2)
Industrial Conglomerates                                (33,676)          (0.3)
Internet Software & Services                           (117,460)          (1.0)
IT Services                                            (284,335)          (2.4)
Leisure Equipment & Products                            (64,361)          (0.5)
Machinery                                              (113,553)          (1.0)
Media                                                  (206,399)          (1.7)
Metals & Mining                                        (326,958)          (2.7)
Multiline Retail                                       (125,806)          (1.1)
Oil, Gas & Consumable Fuels                             (67,953)          (0.6)
Pharmaceuticals                                        (332,564)          (2.8)
Real Estate Management & Development                     (4,857)          (0.1)
Semiconductors & Semiconductor Equipment                (83,902)          (0.7)
Software                                               (125,491)          (1.1)
Specialty Retail                                        (67,083)          (0.6)
                                                    -----------          -----
                                                    $(3,459,690)         (28.9)%
                                                    ===========          =====

+    Percentages indicated are based on Fund net assets.

 44 MainStay 130/30 International Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2007

ASSETS:
Investment in securities, at value
  (identified cost $14,026,146)                  $14,395,195
Cash denominated in foreign currencies
  (cost $713,292)                                    729,259
Cash                                                 225,462
Receivables:
  Investment securities sold                          80,222
  Manager                                             36,724
  Dividends and interest                              11,560
  Fund shares sold                                     2,200
Unamortized offering costs                            47,279
                                                 ------------
    Total assets                                  15,527,901
                                                 ------------
LIABILITIES:
Securities sold short (proceeds $3,318,274)        3,459,690
Payables:
  Offering costs                                      42,171
  Professional fees                                   23,739
  Open swap agreements, at value                      12,541
  Custodian                                            6,950
  Broker fees and charges on short sales               6,224
  Dividends on securities sold short                   3,685
  Shareholder communication                            1,755
  Directors                                              273
  NYLIFE Distributors (See Note 3)                        27
Accrued expenses                                       6,741
                                                 ------------
    Total liabilities                              3,563,796
                                                 ------------
Net assets                                       $11,964,105
                                                 ============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per share) 600
  million shares authorized                      $    11,594
Additional paid-in capital                        11,582,056
                                                 ------------
                                                  11,593,650
Accumulated net investment income                     78,719
Accumulated net realized gain on investments          58,269
Net unrealized appreciation on investments and
  swap contracts                                     358,942
Net unrealized appreciation on securities sold
  short                                             (141,416)
Net unrealized appreciation on translation of
  other assets and liabilities in foreign
  currencies and foreign currency forward
  contracts                                           15,941
                                                 ------------
Net assets                                       $11,964,105
                                                 ============
CLASS A
Net assets applicable to outstanding shares      $    31,524
                                                 ============
Shares of capital stock outstanding                    3,055
                                                 ============
Net asset value per share outstanding            $     10.32
Maximum sales charge (5.50% of offering price)          0.60
                                                 ------------
Maximum offering price per share outstanding     $     10.92
                                                 ============
CLASS C
Net assets applicable to outstanding shares      $    27,299
                                                 ============
Shares of capital stock outstanding                    2,646
                                                 ============
Net asset value and offering price per share
  outstanding                                    $     10.32
                                                 ============
CLASS I
Net assets applicable to outstanding shares      $11,905,282
                                                 ============
Shares of capital stock outstanding                1,153,657
                                                 ============
Net asset value and offering price per share
  outstanding                                    $     10.32
                                                 ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   45

STATEMENT OF OPERATIONS FOR THE PERIOD SEPTEMBER 28, 2007

(COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2007

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                    $  90,214
  Interest                                               374
                                                   ---------
    Total income                                      90,588
                                                   ---------
EXPENSES:
  Professional fees                                   29,082
  Manager (See Note 3)                                10,943
  Registration                                         7,090
  Custodian                                            6,950
  Broker fees and charges on short sales               6,224
  Offering (See Note 3)                                4,388
  Dividends on securities sold short                   3,539
  Shareholder communication                            1,755
  Directors                                              273
  Distribution/Service--Class A (See Note 3)               6
  Service--Class C (See Note 3)                            5
  Distribution--Class C (See Note 3)                      16
  Miscellaneous                                          615
                                                   ---------
    Total expenses before reimbursement               70,886
  Expense reimbursement from Manager (See Note 3)    (47,667)
                                                   ---------
    Net expenses                                      23,219
                                                   ---------
Net investment income                                 67,369
                                                   ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN
CURRENCY TRANSACTIONS AND SWAP CONTRACTS:
Net realized gain (loss) on:
  Security transactions                            $  98,787
  Securities sold short                              (25,584)
  Swap contracts                                      (2,435)
  Foreign currency transactions                       (1,149)
                                                   ---------
Net realized gain on investments, foreign
  currency transactions, securities sold short,
  and swap contracts                                  69,619
                                                   ---------
Net change in unrealized appreciation
  (depreciation) on:
  Security transactions                              369,049
  Securities sold short                             (141,416)
  Swap contracts                                     (10,107)
  Translation of other assets and liabilities in
    foreign currencies and foreign currency
    forward contracts                                 15,941
                                                   ---------
Net change in unrealized appreciation on
  investments, foreign currency transactions,
  securities sold short and swap contracts           233,467
                                                   ---------
Net realized and unrealized gain on investments      303,086
                                                   ---------
Net increase in net assets resulting from
  operations                                       $ 370,455
                                                   =========

(a) Dividends recorded net of foreign withholding taxes in the amount of $1,320.

 46 MainStay 130/30 International Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD SEPTEMBER 28, 2007 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2007

INCREASE IN NET ASSETS:
Operations:
 Net investment income                      $    67,369
 Net realized gain on investments,
  foreign currency transactions,
  securities sold short and swap
  contracts                                      69,619
 Net change in unrealized appreciation
  on investments, foreign currency
  transactions, securities sold short
  and swap contracts                            233,467
                                         -----------------
 Net increase in net assets resulting
  from operations                               370,455
                                         -----------------

Capital share transactions:
 Net proceeds from sale of shares            11,593,696
 Cost of shares redeemed                            (46)
                                         -----------------
   Increase in net assets derived from
    capital share transactions               11,593,650
                                         -----------------
   Net increase in net assets                11,964,105

NET ASSETS:
Beginning of period                                  --
                                         -----------------
End of period                               $11,964,105
                                         =================
Accumulated undistributed net
 investment income at end of period         $    78,719
                                         =================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   47

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                               CLASS A            CLASS C            CLASS I
                                            -------------      -------------      -------------
                                            SEPTEMBER 28,      SEPTEMBER 28,      SEPTEMBER 28,
                                                2007*              2007*              2007*
                                               THROUGH            THROUGH            THROUGH
                                             OCTOBER 31,        OCTOBER 31,        OCTOBER 31,
                                                2007               2007               2007
Net asset value at beginning of period         $10.00             $10.00             $ 10.00
                                            -------------      -------------      -------------
Net investment income (a)                        0.05               0.05                0.06
Net realized and unrealized gain on
  investments                                    0.27               0.27                0.26
                                            -------------      -------------      -------------
Total from investment operations                 0.32               0.32                0.32
                                            -------------      -------------      -------------
Net asset value at end of period               $10.32             $10.32             $ 10.32
                                            =============      =============      =============
Total investment return (b)                      3.20%(c)           3.10%(c)            3.20%(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                          6.17%+             5.75%+              6.78%+
  Net expenses (excluding short sale
    expenses)                                    1.60%+             2.35%+              1.35%+
  Expenses (including short sale expenses,
    before reimbursement)                        7.37%+             8.12%+              7.12%+
  Short sale expenses                            0.98%+             0.98%+              0.98%+
Portfolio turnover rate                            26%                26%                 26%
Net assets at end of period (in 000's)         $   32             $   27             $11,905

*    Commencement of operations.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(c)  Total return is not annualized.
(+)  Annualized.

 48 MainStay 130/30 International Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company and is comprised of twenty-two funds (collectively referred to as the "Funds" and each individually, referred to as a "Fund"). These financial statements and notes relate to the MainStay 130/30 Core Fund, MainStay 130/30 Growth Fund and MainStay 130/30 International Fund, each is a diversified fund. A 130/30 fund typically is an equity fund that uses an equity index as a benchmark. It normally invests so that it has long positions with a value equal to about 130% of its net assets and short positions with a value equal to about 30% of its net assets. The investment strategy used under the 130/30 approach is to invest long in securities expected to exceed the return of the benchmark and short sell securities expected to under perform the benchmark. The proceeds from the short selling investment strategies may be used to purchase the additional 30% of the long positions. The net investment is 100% exposure to an equity benchmark. There can be no assurance that securities will perform to the portfolio manager's expectations.

The Funds commenced operations as follows:

COMMENCEMENT
OF OPERATIONS        FUNDS
June 30, 2007        130/30 Core Fund and 130/30 Growth
                     Fund
----------------------------------------------------------
September 28, 2007   130/30 International Fund
----------------------------------------------------------

The Funds currently offer three classes of shares, Class A, Class C and Class I. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class C shares are offered without an initial sales charge, although a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at net asset value without imposition of a front-end sales charge or a contingent deferred sales charge. The three classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions, except that Class C shares are subject to higher distribution fee rates than Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The investment objective for each of the Funds is as follows:

The MAINSTAY 130/30 CORE FUND seeks long-term growth of capital, with income as a secondary consideration.

The MAINSTAY 130/30 GROWTH FUND seeks long-term growth of capital.

The MAINSTAY 130/30 INTERNATIONAL FUND seeks to provide long-term growth of capital with income as a secondary objective.

The MainStay 130/30 International Fund invests in foreign securities which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the MainStay 130/30 International Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Funds prepare their financial statements in accordance with accounting principles generally accepted in the United States of America and follow the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Funds are open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

                                                      www.mainstayfunds.com   49

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Funds' Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not a current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of each Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2007, the Funds held no securities that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by each Fund principally trade, and the time at which each Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3, conclude that such events may have effected the accuracy of the last price reported on the local foreign market, the Manager may, pursuant to procedures adopted by the Funds, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with each Fund's policies and procedures.

(B) FEDERAL INCOME TAXES. Each of the Funds is treated as a separate entity for federal income tax purposes. The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Funds from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Funds intend to declare and pay dividends of net investment income and distributions of net realized capital gains, if any, annually. All dividends and distributions are reinvested in shares of the respective Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

The investment income and realized and unrealized gains and losses on investments of the Funds are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (B) on page 53) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by each Fund, including those of related parties to the Funds, are shown on each Fund's Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) SWAP AGREEMENTS. The MainStay 130/30 International Fund may enter into credit default, interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or for other portfolio management purposes. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount". Credit default swaps are contracts

 50 MainStay Funds
whereby one party makes periodic payments to a counterparty in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers. In connection with these agreements, cash or securities may be set aside as collateral in accordance with the terms of the swap agreement.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made on swap contracts are recorded as realized gain or loss. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. Entering into these agreements involves elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions.

(H) SECURITIES SOLD SHORT. The Funds engage in short sales as part of their investment strategies. When a Fund enters into a short sale, it must earmark the security sold short, or the security sold, as collateral for its obligation to deliver the security upon conclusion of the sale. A gain, limited to the price at which the Funds sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Dividends declared on short positions existing on the record date are recorded on the ex-dividend date as an expense on the Statement of Operations.

(I) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Funds enter into foreign currency forward contracts primarily to hedge their foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance returns.

The use of foreign currency forward contracts by a Fund involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

(J) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Funds are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Funds' books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign

                                                      www.mainstayfunds.com   51
currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(K) REDEMPTION FEE. The MainStay 130/30 International Fund imposes a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their date of purchase for any class. The redemption fee is designed to offset brokerage commissions and other costs associated with short-term trading and is not assessed on the shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fees are included in the Statement of Changes in Net Assets' shares redeemed amount and retained by the Fund.

(L) OFFERING COSTS. Costs incurred by the Funds in connection with the commencement of the Funds' operations are being amortized on a straight line basis over twelve months.

(M) INDEMNIFICATIONS. In the normal course of business, the Funds enter into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Funds.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or "Manager") a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Funds' Manager. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Funds. NYLIM also pays the salaries and expenses of all personnel affiliated with the Funds and all the operational expenses that are not the responsibility of the Funds. The Funds are advised by NYLIM directly, without a subadvisor.

Each Fund is contractually obligated to pay NYLIM a monthly fee for services performed and facilities furnished at an annual rate of average daily net assets of that Fund as follows:

MainStay 130/30 Core Fund                          1.00%
--------------------------------------------------------
MainStay 130/30 Growth Fund                        1.00%
--------------------------------------------------------
MainStay 130/30 International Fund                 1.10%
--------------------------------------------------------

NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the MainStay 130/30 Core Fund's and MainStay 130/30 Growth Fund's management fees or reimburse the expenses of the appropriate class of the Funds so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, dividends and interest expense on securities sold short, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Class A, 1.50%; Class C, 2.25% and Class I, 1.25%. This expense limitation may be modified or terminated only with the approval of the Board of Directors.

NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the MainStay 130/30 International Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, dividends and interest expense on securities sold short, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class:
Class A, 1.60%; Class C, 2.35% and Class I, 1.35%. This expense limitation may be modified or terminated only with the approval of the Board of Directors.

NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Funds pursuant to the agreements if such action does not cause the Funds to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. For the period ended October 31, 2007, NYLIM earned fees from the Funds as follows:

MainStay 130/30 Core Fund                         $80,945
---------------------------------------------------------
MainStay 130/30 Growth Fund                        38,356
---------------------------------------------------------
MainStay 130/30 International Fund                 10,943
---------------------------------------------------------

 52 MainStay Funds

For the year ended October 31, 2007, NYLIM reimbursed fees from the Funds as follows:

                                                                         TOTAL
MainStay 130/30 Core Fund                                               $59,640
-------------------------------------------------------------------------------
MainStay 130/30 Growth Fund                                              63,866
-------------------------------------------------------------------------------
MainStay 130/30 International Fund                                       47,667
-------------------------------------------------------------------------------

As of October 31, 2007, the amounts of waived fees subject to possible recoupment by NYLIM, and the related expiration dates are as follows:

                                         OCTOBER 31,
                                                2010     TOTAL
MainStay 130/30 Core Fund            $        59,640   $59,640
--------------------------------------------------------------
MainStay 130/30 Growth Fund                   63,866    63,866
--------------------------------------------------------------
MainStay 130/30 International Fund            47,667    47,667
--------------------------------------------------------------

State Street Bank & Trust Company ("SSBT"), One Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Funds pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective net asset values, and assisting NYLIM in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, SSBT is compensated by NYLIM.
(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Company, on behalf of the Funds, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Funds, with respect to Class A and Class C shares, have adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plans, the Distributor receives a monthly distribution fee from the Funds at an annual rate of 0.25% of the average daily net assets of the Funds' Class A shares, which is an expense of the Class A shares of the Funds for distribution or service activities as designated by the Distributor. Pursuant to the Class C Plans, the Funds pay the Distributor a monthly distribution fee, which is an expense of the Class C shares of the Funds, at the annual rate of 0.75% of the average daily net assets of the Funds' Class C shares. The Plans provide that the Class C shares of the Funds also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class C shares of the Funds. Class I is not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Funds were advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $2,135 for the period ended October 31, 2007.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Funds' transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Funds for the period ended October 31, 2007, were as follows:

MainStay 130/30 Core Fund                          $   95
---------------------------------------------------------
MainStay 130/30 Growth Fund                         1,803
---------------------------------------------------------
MainStay 130/30 International Fund                     --
---------------------------------------------------------

(E) CAPITAL. At October 31, 2007 New York Life and its affiliates held beneficially shares of the Funds with the following values and percentages of net assets as follows:

Mainstay 130/30 Core Fund
Class A                               $    24,100     6.8%
---------------------------------------------------------
Class C                                    24,050    68.9
---------------------------------------------------------
Class I                                24,076,750    99.8
---------------------------------------------------------

Mainstay 130/30 Growth Fund
Class A                               $    26,600     5.6%
---------------------------------------------------------
Class C                                    26,525    37.3
---------------------------------------------------------
Class I                                10,994,016    60.0
---------------------------------------------------------

Mainstay 130/30 International Fund
Class A                               $    25,000    79.3%
---------------------------------------------------------
Class C                                       564     2.1
---------------------------------------------------------
Class I                                11,905,282   100.0
---------------------------------------------------------

(F) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Funds have implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(G) OTHER. Pursuant to a Management Agreement between the Funds and NYLIM, the cost of legal services provided to the Funds by the Office of the General Council of NYLIM are payable directly by the Funds. For the period ended October 31, 2007, these fees, which are

                                                      www.mainstayfunds.com   53
included in professional fees shown on the Statement of Operations, were as follows:

MainStay 130/30 Core Fund                            $480
---------------------------------------------------------
MainStay 130/30 Growth Fund                           480
---------------------------------------------------------
MainStay 130/30 International Fund                    142
---------------------------------------------------------

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2007, the components of accumulated gain/(loss) on a tax basis for the funds were as follows:

                                              ACCUMULATED                 OTHER            UNREALIZED                 TOTAL
                           ORDINARY          CAPITAL GAIN             TEMPORARY          APPRECIATION           ACCUMULATED
                             INCOME                (LOSS)           DIFFERENCES        (DEPRECIATION)           GAIN (LOSS)
MainStay 130/30 Core
  Fund                     $ 36,580       $      (509,599)      $       (14,158)      $      (396,762)      $      (883,939)
---------------------------------------------------------------------------------------------------------------------------
MainStay 130/30
  Growth Fund                    --              (938,734)              (14,158)            1,717,109               764,217
---------------------------------------------------------------------------------------------------------------------------
MainStay 130/30
  International Fund         82,329                79,001                (3,610)              212,735               370,455
---------------------------------------------------------------------------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale deferrals and PFIC MTM.

The other temporary differences are primarily due to offering costs.

The following table discloses the current year reclassifications between accumulated net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from permanent differences; net assets at October 31, 2007 are not affected.

                                           ACCUMULATED
                         ACCUMULATED      NET REALIZED     ADDITIONAL
                       NET INVESTMENT    GAIN (LOSS) ON     PAID-IN-
                        INCOME (LOSS)      INVESTMENTS      CAPITAL
MainStay 130/30 Core
  Fund                 $           951   $          (951)  $       --
---------------------------------------------------------------------
MainStay 130/30
  Growth Fund                    7,511            (1,830)      (5,681)
---------------------------------------------------------------------
MainStay 130/30
  International Fund            11,350           (11,350)          --
---------------------------------------------------------------------

The reclassifications for the Funds are primarily due to net operating losses, swap gain (loss), passive foreign investment company (PFIC) income, reclassifications of dividends in lieu and foreign currency gain (loss).

At October 31, 2007, for federal income tax purposes, capital loss carryforwards of $509,599 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay 130/30 Core Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.
MAINSTAY 130/30 CORE FUND

         CAPITAL LOSS       CAPITAL LOSS
       AVAILABLE THROUGH   AMOUNTS (000'S)
             2015               $509
       -----------------------------------

At October 31, 2007, for federal income tax purposes, capital loss carryforwards of $938,734 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay 130/30 Growth Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

MAINSTAY 130/30 GROWTH FUND

         CAPITAL LOSS       CAPITAL LOSS
       AVAILABLE THROUGH   AMOUNTS (000'S)
             2015               $939
       -----------------------------------

NOTE 5--FOREIGN CURRENCY AND SWAPS:

Foreign Currency held at October 31, 2007:

MAINSTAY 130/30 INTERNATIONAL FUND

                             CURRENCY     COST      VALUE
Euro                     E     1,038    $  1,480   $  1,504
Pound Sterling           L   350,000     711,813    727,755
-----------------------------------------------------------
                                        $713,292   $729,259
-----------------------------------------------------------

 54 MainStay Funds

Swap Agreements held at October 31, 2007:

                                          NET UNREALIZED
                               NOTIONAL    APPRECIATION
  130/30 INTERNATIONAL FUND     AMOUNT    (DEPRECIATION)
Agreement to receive the
  monthly return on the GBP-
  LIBOR multiplied by the
  notional amount and pay the
  total return on a custom
  basket of GBP equity
  securities; in addition
  receive the monthly return
  on a second custom basket
  of GBP equity securities
  and pay the monthly return
  on the GBP-LIBOR multiplied
  by the notional amount
  Counterparty: Morgan
  Stanley International PLC
  Expiration Date:10/15/09     GBP439,752 $      (10,107)
--------------------------------------------------------
Total Swap Agreements          GBP439,752 $      (10,107)
--------------------------------------------------------

NOTE 6--CUSTODIAN:

SSBT is the custodian of cash and securities of the Funds. Custodial fees are charged to the Funds based on the market value of securities in the Funds and the number of certain cash transactions incurred by the Funds.
NOTE 7--LINE OF CREDIT:
The Funds, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds pay a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the year ended October 31, 2007.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):
During the period ended October 31, 2007, purchases and sales of securities, other than short-term securities, were as follows:

                              MAINSTAY 130/30       MAINSTAY 130/30      MAINSTAY 130/30
                                 CORE FUND            GROWTH FUND       INTERNATIONAL FUND
                            -------------------   -------------------   ------------------
                            PURCHASES    SALES    PURCHASES    SALES    PURCHASES   SALES
U.S. Government Securities   $    --    $    --    $    --    $    --    $    --    $   --
------------------------------------------------------------------------------------------
All others                    52,057     19,031     46,142     22,042     17,623     3,776
------------------------------------------------------------------------------------------
Total                        $52,057    $19,031    $46,142    $22,042    $17,623    $3,776
------------------------------------------------------------------------------------------

NOTE 9--CAPITAL SHARE TRANSACTIONS
(IN 000'S):

MAINSTAY 130/30 CORE FUND:

               CLASS A                  SHARES   AMOUNT
Year ended October 31, 2007:
Shares sold                                37       $359
Shares redeemed                            --(a)      --(a)
                                        ----------------
Net increase                               37       $359
                                        ================

               CLASS C                  SHARES   AMOUNT
Year ended October 31, 2007:
Shares sold                                 4        $35
Shares redeemed                            --(a)      --(a)
                                        ----------------
Net increase                                4        $35
                                        ================

               CLASS I                  SHARES   AMOUNT
Year ended October 31, 2007:
Shares sold                             2,501    $25,004
Shares redeemed                            --(a)      --(a)
                                        ----------------
Net increase                            2,501    $25,004
                                        ================

MAINSTAY 130/30 GROWTH FUND:

               CLASS A                  SHARES   AMOUNT
Year ended October 31, 2007:
Shares sold                                45       $462
Shares redeemed                            --(a)     (6)
                                        ----------------
Net increase                               45       $456
                                        ================

               CLASS C                  SHARES   AMOUNT
Year ended October 31, 2007:
Shares sold                                 7        $67
Shares redeemed                            --(a)      --(a)
                                        ----------------
Net increase                                7        $67
                                        ================

               CLASS I                  SHARES   AMOUNT
Year ended October 31, 2007:
Shares sold                             1,722    $17,593
Shares redeemed                           (1)        (7)
                                        ----------------
Net increase                            1,721    $17,586
                                        ================

                                                      www.mainstayfunds.com   55

MAINSTAY 130/30 INTERNATIONAL FUND:

               CLASS A                  SHARES   AMOUNT
Year ended October 31, 2007:
Shares sold                                 3        $31
Shares redeemed                            --(a)      --(a)
                                        ----------------
Net increase                                3        $31
                                        ================

               CLASS C                  SHARES   AMOUNT
Year ended October 31, 2007:
Shares sold                                 3        $27
Shares redeemed                            --(a)      --(a)
                                        ----------------
Net increase                                3        $27
                                        ================

               CLASS I                  SHARES   AMOUNT
Year ended October 31, 2007:
Shares sold                             1,154    $11,536
Shares redeemed                            --(a)      --(a)
                                        ----------------
Net increase                            1,154    $11,536
                                        ================

(a)  Less than one thousand.

NOTE 10--NEW ACCOUNTING PRONOUNCEMENTS:

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation becomes effective for the Funds' 2008 fiscal year, and is to be applied to all open tax years as of the date of effectiveness. Based on Management's analysis, the determination has been made that the adoption of the interpretation on November 1, 2007, did not have an impact on the Funds' financial statements upon adoption. Management continually reviews the Funds' tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws, regulations and interpretations, thereof.

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

 56 MainStay Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
Eclipse Funds Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the MainStay 130/30 Core Fund, the MainStay 130/30 Growth Fund, and the Mainstay 130/30 International Fund ("the Funds"), three of the funds constituting Eclipse Funds Inc., as of October 31, 2007, and the related statements of operations and changes in net assets and the financial highlights for the period from June 30, 2007 (Inception) through October 31, 2007 for the MainStay 130/30 Core and MainStay 130/30 Growth Funds and the related statements of operations and changes in net assets and the financial highlights for the period September 28, 2007 (Inception) through October 31, 2007 for the MainStay 130/30 International Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay 130/30 Core Fund and MainStay 130/30 Growth Fund of Eclipse Funds Inc. as of October 31, 2007, and the results of their operations, changes in their net assets, and the financial highlights for the period from June 30, 2007 (Inception) through October 31, 2007, and the financial position of the MainStay 130/30 International Fund as of October 31, 2007, and the results of its operations, changes in its net assets, and the financial highlights for the period from September 28, 2007 (Inception) through October 31, 2007, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 20, 2007

                                                      www.mainstayfunds.com   57

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

In accordance with federal tax law, the MainStay 130/30 International Fund elects to provide each shareholder with their portion of the Fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund hereby makes the following designations regarding its fiscal year ended October 31, 2007:

-- the total amount of taxes paid to foreign countries was $1,320

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2007 calendar year with form 1099-DIV, which will be mailed during January 2008.

In January 2008, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, as to the federal tax status of the distributions received by shareholders in calendar year 2007. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Funds' fiscal year end October 31, 2007.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Funds' securities is available without charge, upon request, (i) by visiting the Funds' website at www.mainstayfunds.com; and (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Company is required to file with the SEC its proxy voting records for each of its funds for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX is available free of charge upon request by calling 1-800-MAINSTAY (1-800-624-6782); visiting the Funds' website at www.mainstayfunds.com; or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov and may be available by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

 58 MainStay Funds

DIRECTORS AND OFFICERS

The Directors oversee the Fund and the Manager. Pursuant to notice, a Special Meeting of Shareholders of the Company was held on May 4, 2007, at NYLIM's offices in Parsippany, New Jersey. The Directors listed below were elected to serve the Company effective June 7, 2007.

Each Director serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Director shall tender his or her resignation upon reaching age 72. A Director reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Director shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Directors. The business address of each Director and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Directors and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,                                       NUMBER OF FUNDS  OTHER
                          POSITION(S) HELD                                      IN FUND COMPLEX  DIRECTORSHIPS
        NAME AND          WITH THE COMPANY       PRINCIPAL OCCUPATION(S)        OVERSEEN BY      HELD BY
        DATE OF BIRTH     AND LENGTH OF SERVICE  DURING PAST FIVE YEARS         DIRECTOR         DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR*

        BRIAN A. MURDOCK  Indefinite; Director   Member of the Board of               73         Trustee, Eclipse Funds since
        3/14/56           since June 2007 and    Managers and President (since                   June 2007 (3 funds);
                          Chief Executive        2004) and Chief Executive                       Director, MainStay VP Series
                          Officer since 2006     Officer (since 2006), New                       Fund, Inc., since 2006 (24
                                                 York Life Investment                            portfolios); Director, ICAP
                                                 Management LLC and New York                     Funds, Inc., since 2006 (3
                                                 Life Investment Management                      funds); Trustee, The MainStay
                                                 Holdings LLC; Senior Vice                       Funds since 2006 (21 funds)
                                                 President, New York Life
                                                 Insurance Company (since
                                                 2004); Chairman of the Board
                                                 and President, NYLIFE
                                                 Distributors LLC (since
                                                 2004); Member of the Board of
                                                 Managers, NYLCAP Manager LLC
                                                 and Madison Capital Funding
                                                 LLC (since 2004), MacKay
                                                 Shields LLC and Institutional
                                                 Capital LLC (since 2006), and
                                                 McMorgan & Company LLC (since
                                                 2007); Chief Executive
                                                 Officer, Eclipse Funds (since
                                                 2006); Chairman (2006 to
                                                 2007) and Trustee and Chief
                                                 Executive Officer (since
                                                 2006), The MainStay Funds;
                                                 Chairman (2006 to 2007) and
                                                 Director and Chief Executive
                                                 Officer (since 2006),
                                                 MainStay VP Series Fund,
                                                 Inc.; Director and Chief
                                                 Executive Officer, ICAP
                                                 Funds, Inc. (since 2006);
                                                 Chief Investment Officer,
                                                 MLIM Europe and Asia (2001 to
                                                 2003); President of Merrill
                                                 Japan and Chairman of MLIM's
                                                 Pacific Region (1999 to 2001)
        ----------------------------------------------------------------------------------------------------------------------

* This Director is considered to be an "interested person" of the Company within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."

                                                      www.mainstayfunds.com   59

                          TERM OF OFFICE,                                       NUMBER OF FUNDS  OTHER
                          POSITION(S) WITH                                      IN FUND COMPLEX  DIRECTORSHIPS
        NAME AND          THE COMPANY            PRINCIPAL OCCUPATION(S)        OVERSEEN BY      HELD BY
        DATE OF BIRTH     AND LENGTH OF SERVICE  DURING PAST FIVE YEARS         DIRECTOR         DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

        SUSAN B. KERLEY   Indefinite; Chairman   Partner, Strategic Management        73         Chairman since 2005 and
        8/12/51           since 2005 and         Advisors LLC (since 1990)                       Trustee since 2000, Eclipse
                          Director since 1990                                                    Funds (3 funds); Chairman and
                                                                                                 Director, ICAP Funds, Inc.,
                                                                                                 since 2006 (3 funds);
                                                                                                 Chairman and Trustee, The
                                                                                                 MainStay Funds, since June
                                                                                                 2007 (21 funds); Chairman and
                                                                                                 Director, MainStay VP Series
                                                                                                 Fund, Inc., since June 2007
                                                                                                 (24 portfolios); Trustee,
                                                                                                 Legg Mason Partners Funds,
                                                                                                 Inc., since 1991 (30
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        ALAN R. LATSHAW   Indefinite; Director   Retired; Partner, Ernst &            73         Trustee, Eclipse Funds since
        3/27/51           and Audit Committee    Young LLP (2002 to 2003);                       June 2007 (3 funds);
                          Financial Expert       Partner, Arthur Andersen LLP                    Director, ICAP Funds, Inc.,
                          since June 2007        (1989 to 2002); Consultant to                   since June 2007 (3 funds);
                                                 the Audit and Compliance                        Trustee, The MainStay Funds
                                                 Committee of The MainStay                       since 2006 (21 funds);
                                                 Funds (2004                                     Director, MainStay VP Series
                                                 to 2006)                                        Fund, Inc., since June 2007
                                                                                                 (24 portfolios); Trustee,
                                                                                                 State Farm Associates Funds
                                                                                                 Trusts since 2005 (3
                                                                                                 portfolios); Trustee, State
                                                                                                 Farm Mutual Fund Trust since
                                                                                                 2005 (15 portfolios);
                                                                                                 Trustee, State Farm Variable
                                                                                                 Product Trust since 2005 (9
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        PETER MEENAN      Indefinite; Director   Independent Consultant;              73         Trustee, Eclipse Funds since
        12/5/41           since 2002             President and Chief Executive                   2002 (3 funds); Director,
                                                 Officer, Babson-United, Inc.                    ICAP Funds, Inc., since June
                                                 (financial services firm)                       2007 (3 funds); Trustee, The
                                                 (2000 to 2004); Independent                     MainStay Funds since June
                                                 Consultant (1999 to 2000);                      2007 (21 funds); Director,
                                                 Head of Global Funds,                           MainStay VP Series Fund,
                                                 Citicorp (1995 to 1999)                         Inc., since June 2007 (24
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD H.        Indefinite; Director   Managing Director, ICC               73         Trustee, Eclipse Funds since
        NOLAN, JR.        since June 2007        Capital Management;                             June 2007 (3 funds);
        11/16/46                                 President-- Shields/Alliance,                   Director, ICAP Funds, Inc.,
                                                 Alliance Capital Management                     since June 2007 (3 funds);
                                                 (1994 to 2004)                                  Trustee, The MainStay Funds
                                                                                                 since June 2007 (21 funds);
                                                                                                 Director, MainStay VP Series
                                                                                                 Fund, Inc., since 2006 (24
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite; Director   Chairman (since 1990) and            73         Trustee, Eclipse Funds since
        TRUTANIC          since June 2007        Chief Executive Officer (1990                   June 2007 (3 funds);
        2/13/52                                  to 1999), Somerset Group                        Director, ICAP Funds, Inc.,
                                                 (financial advisory firm);                      since June 2007 (3 funds);
                                                 Managing Director and                           Trustee, The MainStay Funds
                                                 Advisor, The Carlyle Group                      since 1994 (21 funds);
                                                 (private investment firm)                       Director, MainStay VP Series
                                                 (2002                                           Fund, Inc., since June 2007
                                                 to 2004); Senior Managing                       (24 portfolios)
                                                 Director and Partner, Groupe
                                                 Arnault S.A. (private
                                                 investment firm) (1999 to
                                                 2002)
        ----------------------------------------------------------------------------------------------------------------------

 60 MainStay Funds

                          TERM OF OFFICE,                                       NUMBER OF FUNDS  OTHER
                          POSITION(S) HELD WITH                                 IN FUND COMPLEX  DIRECTORSHIPS
        NAME AND          THE COMPANY AND        PRINCIPAL OCCUPATION(S)        OVERSEEN BY      HELD BY
        DATE OF BIRTH     LENGTH OF SERVICE      DURING PAST FIVE YEARS         DIRECTOR         DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

        ROMAN L. WEIL     Indefinite; Director   V. Duane Rath Professor of           73         Trustee, Eclipse Funds since
        5/22/40           and Audit Committee    Accounting, Graduate School                     June 2007 (3 funds);
                          Financial Expert       of Business, University of                      Director, ICAP Funds, Inc.,
                          since June 2007        Chicago; President, Roman L.                    since June 2007 (3 funds);
                                                 Weil Associates, Inc.                           Trustee, The MainStay Funds
                                                 (consulting firm)                               since June 2007 (21 funds);
                                                                                                 Director, MainStay VP Series
                                                                                                 Fund, Inc., since 1994 (24
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        JOHN A. WEISSER   Indefinite; Director   Retired. Managing Director of        73         Trustee, Eclipse Funds since
        10/22/41          since June 2007        Salomon Brothers, Inc. (1971                    June 2007 (3 funds);
                                                 to 1995)                                        Director, ICAP Funds, Inc.,
                                                                                                 since June 2007 (3 funds);
                                                                                                 Trustee, The MainStay Funds
                                                                                                 since June 2007 (21 funds);
                                                                                                 Director, MainStay VP Series
                                                                                                 Fund, Inc., since 1997 (24
                                                                                                 portfolios); Trustee,
                                                                                                 Direxion Funds (69 funds) and
                                                                                                 Direxion Insurance Trust (45
                                                                                                 funds) since March 2007
        ----------------------------------------------------------------------------------------------------------------------

Lawrence Glacken and Robert P. Mulhearn resigned as Directors of the Company effective June 7, 2007.

At a meeting of the Board of Directors held on June 7 and 8, 2007, the following individuals were appointed to serve as Officers of the Company effective June 7, 2007:

                          POSITION(S) HELD
        NAME AND          WITH THE COMPANY       PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     AND LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           since 2004             York Life Investment Management LLC (including predecessor
        10/19/46                                 advisory organizations) (since 2000); Secretary (since 2001)
                                                 and General Counsel (since 2004), New York Life Investment
                                                 Management Holdings LLC; Senior Vice President, New York
                                                 Life Insurance Company (since 2000); Vice President and
                                                 Secretary, McMorgan & Company LLC (since 2001); Secretary,
                                                 NYLIM Service Company LLC (since 2005), NYLCAP Manager LLC
                                                 (since 2004), Madison Capital Funding LLC (since 2002) and
                                                 Institutional Capital LLC (since 2006); Chief Legal Officer,
                                                 Eclipse Funds, The MainStay Funds and MainStay VP Series
                                                 Fund, Inc. (since 2004), McMorgan Funds (since 2005) and
                                                 ICAP Funds, Inc. (since 2006); Managing Director and Senior
                                                 Counsel, Lehman Brothers Inc. (1998 to 1999); General
                                                 Counsel and Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to 1998)
        -----------------------------------------------------------------------------------------------------
        JACK R.           Treasurer and          Managing Director, New York Life Investment Management LLC
        BENINTENDE        Principal Financial    (since June 2007); Treasurer and Principal Financial and
        5/12/64           and Accounting         Accounting Officer, Eclipse Funds, The MainStay Funds,
                          Officer since June     MainStay VP Series Fund, Inc., ICAP Funds, Inc. (since June
                          2007                   2007); Vice President, Prudential Investments (2000 to
                                                 2007); Assistant Treasurer, JennisonDryden Family of Funds,
                                                 Target Portfolio Trust, The Prudential Series Fund and
                                                 American Skandia Trust (2006 to 2007); Treasurer and
                                                 Principal Financial Officer, The Greater China Fund (2007)
        -----------------------------------------------------------------------------------------------------
        STEPHEN P.        President since March  Senior Managing Director and Chief Marketing Officer, New
        FISHER            2007                   York Life Investment Management LLC (since 2005); Managing
        2/22/59                                  Director--Retail Marketing, New York Life Investment
                                                 Management LLC (2003 to 2005); President, Eclipse Funds, The
                                                 MainStay Funds, MainStay VP Series Fund, Inc., and ICAP
                                                 Funds, Inc. (since March 2007); Managing Director, UBS
                                                 Global Asset Management (1999 to 2003)
        -----------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--       Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration since   predecessor advisory organizations) (since 2000); Executive
        2/8/59            2005                   Vice President, New York Life Trust Company and New York
                                                 Life Trust Company, FSB (since 2006); Vice President--
                                                 Administration, Eclipse Funds, MainStay VP Series Fund,
                                                 Inc., and The MainStay Funds (since 2005) and ICAP Funds,
                                                 Inc. (since 2006)
        -----------------------------------------------------------------------------------------------------

                                                      www.mainstayfunds.com   61

                          POSITION(S) HELD
        NAME AND          WITH THE COMPANY       PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     AND LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS
        ALISON H.         Senior Vice President  Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           and Chief Compliance   2006) and Managing Director and Chief Compliance Officer
        12/16/65          Officer since 2006     (2003 to 2006), New York Life Investment Management LLC and
                                                 New York Life Investment Management Holdings LLC; Senior
                                                 Managing Director, Compliance (since 2006) and Managing
                                                 Director, Compliance (2003 to 2006), NYLIFE Distributors
                                                 LLC; Chief Compliance Officer, NYLCAP Manager LLC; Senior
                                                 Vice President and Chief Compliance Officer, Eclipse Funds,
                                                 The MainStay Funds and MainStay VP Series Fund, Inc., and
                                                 ICAP Funds, Inc. (since 2006); Vice President--Compliance,
                                                 Eclipse Funds, The MainStay Funds and MainStay VP Series
                                                 Fund, Inc. (2004 to 2006); Deputy Chief Compliance Officer,
                                                 New York Life Investment Management LLC (2002 to 2003); Vice
                                                 President and Compliance Officer, Goldman Sachs Asset
                                                 Management (1999 to 2002)
        -----------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Secretary since 2004   Managing Director and Associate General Counsel, New York
        MORRISON*                                Life Investment Management LLC (since 2004); Managing
        3/26/56                                  Director and Secretary, NYLIFE Distributors LLC (since
                                                 2004); Secretary, Eclipse Funds, The MainStay Funds and
                                                 MainStay VP Series Fund, Inc. (since 2004) and ICAP Funds,
                                                 Inc. (since 2006); Chief Legal Officer--Mutual Funds and
                                                 Vice President and Corporate Counsel, The Prudential
                                                 Insurance Company of America (2000 to 2004)
        -----------------------------------------------------------------------------------------------------

* In addition to serving as Secretary to the Company, effective January 1, 2008, Marguerite E.H. Morrison will assume the role of Chief Legal Officer to the Company.

Arphiela Arizmendi resigned as Treasurer and Principal Financial and Accounting Officer of the Company effective June 7, 2007.

Christopher O. Blunt resigned as President of the Company effective March 10, 2007.

Patrick G. Boyle resigned as Executive Vice President of the Company effective June 7, 2007.

Tony H. Elavia resigned as Senior Vice President of the Company effective June 7, 2007.

Alan J. Kirshenbaum resigned as Senior Vice President of the Company effective March 19, 2007.

 62 MainStay Funds

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay All Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay 130/30 High Yield Fund(2)
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Institutional Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
Chicago, Illinois

MACKAY SHIELDS LLC(3)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.
                         Not part of the Annual Report

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         Eclipse Funds Inc.

(C) 2007 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

NYLIM-AO11871         (RECYCLE LOGO)                     MS329-07
                                                                 MS30ALL11-12/07
                                                                 C2

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY RETIREMENT 2010 FUND
                    MAINSTAY RETIREMENT 2020 FUND
                    MAINSTAY RETIREMENT 2030 FUND
                    MAINSTAY RETIREMENT 2040 FUND
                    MAINSTAY RETIREMENT 2050 FUND

                    Message from the President
                    and
                    Annual Report
                    October 31, 2007

MESSAGE FROM
THE PRESIDENT

The 12-month period ended October 31, 2007, was a dynamic one for mutual fund investors. U.S. equity markets generally advanced, with growth stocks out-performing value stocks at all capitalization levels. Although past performance is no guarantee of future results, international stocks as a whole provided even stronger returns for U.S. investors.

The progress of the equity markets, however, was far from steady. In February, weakness in Asian markets led to sharp price declines around the globe. The correction caused many investors to reconsider whether China and other emerging economies could sustain their rapid growth. Fortunately, strong corporate-earnings reports and positive economic news helped the stock market regain its footing.

In July and August, difficulties in the subprime-mortgage market led to another stock-market correction. A number of high-profile mortgage originators either closed their doors or were sold to larger entities. Other leading financial services firms faced major write-offs because of subprime-mortgage exposure.

The Federal Open Market Committee (FOMC) took prompt action to increase liquidity and stabilize the financial markets by lowering the discount rate and the federal funds target rate during the reporting period. These Federal Reserve moves helped calm investor concerns, and the stock market generally advanced from August 16, 2007, the date of an unscheduled FOMC meeting, through the end of October 2007.

Difficulties in the subprime-mortgage market led to a "flight to quality," or a general movement toward fixed-income securities that carry lower risk. As demand for short- and intermediate-term Treasury securities increased, yields fell across much of the maturity spectrum. Yields rose, however, on 20-and 30-year Treasury bonds, and the yield curve steepened during the 12-month reporting period.

High-yield bonds rallied from November 2006 through May 2007. But in June and July, the yield differences--or spreads--between high-yield bonds and comparable Treasury securities began to widen. At the end of October 2007, these spreads were wider than when the reporting period began, making high-yield securities more attractive to investors willing to accept higher risk.

To help investors address the challenges of today's ever-changing markets, New York Life Investment Management LLC provides access to seven institutional investment boutiques, each with its own proprietary research and investment culture. As advisors and subadvisors to MainStay Funds, these boutiques bring a wealth of experience and market insight to our shareholders. The portfolio managers of each MainStay Fund seek to consistently apply time-tested investment principles across a wide variety of market environments.

The report that follows provides more specific information about the market forces and investment decisions that affected your investment in MainStay Funds from November 1, 2006, through October 31, 2007. Please read the report carefully. As you do, bear in mind that this annual report reflects just a short segment of your lifetime investment journey. We look forward to continuing to work with you, wherever that journey may lead.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President


                         Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY RETIREMENT 2010 FUND
                    MAINSTAY RETIREMENT 2020 FUND
                    MAINSTAY RETIREMENT 2030 FUND
                    MAINSTAY RETIREMENT 2040 FUND
                    MAINSTAY RETIREMENT 2050 FUND

                    MainStay Funds

                    Annual Report



                    October 31, 2007

TABLE OF CONTENTS

Annual Report
--------------------------------------------------------------------------------

MainStay Retirement 2010 Fund                                                  5

--------------------------------------------------------------------------------


MainStay Retirement 2020 Fund                                                 16
--------------------------------------------------------------------------------


MainStay Retirement 2030 Fund                                                 27
--------------------------------------------------------------------------------


MainStay Retirement 2040 Fund                                                 38
--------------------------------------------------------------------------------


MainStay Retirement 2050 Fund                                                 49
--------------------------------------------------------------------------------


Notes to Financial Statements                                                 60
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       67
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  68
--------------------------------------------------------------------------------


Shareholder Reports and Quarterly Portfolio Disclosure                        68
--------------------------------------------------------------------------------


Directors and Officers                                                        69

MAINSTAY RETIREMENT 2010 FUND

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL             SINCE
TOTAL RETURNS            INCEPTION
----------------------------------
With sales charges         -0.11%
Excluding sales charges     5.70

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL             SINCE
TOTAL RETURNS            INCEPTION
----------------------------------
                           5.80%

                                                                          SINCE
BENCHMARK PERFORMANCE                                                   INCEPTION
---------------------------------------------------------------------------------
S&P 500(R) Index(1)                                                       3.65%
MSCI EAFE(R) Index(2)                                                     6.19
Lehman Brothers(R) Aggregate Bond Index(3)                                3.77
Average Lipper mixed-asset target 2010 fund(4)                            3.97

Performance tables do not reflect any deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. Class A shares are sold with a maximum initial sales charge of 5.5%, no CDSC and an annual 12b-1 fee of .25%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors with a minimum initial investment of $5 million or more. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
1. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
2. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
3. The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Lehman Brothers(R) indices: the Government Index, Corporate Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
4. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

                                                       www.mainstayfunds.com   5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY RETIREMENT 2010 FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the period from inception to October 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the since inception period and held for the entire period from inception through October 31, 2007.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the period ended October 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                             ENDING ACCOUNT
                                                     ENDING ACCOUNT                           VALUE (BASED
                                                      VALUE (BASED                          ON HYPOTHETICAL
                                    BEGINNING          ON ACTUAL           EXPENSES          5% ANNUALIZED          EXPENSES
                                     ACCOUNT          RETURNS AND            PAID              RETURN AND             PAID
                                      VALUE            EXPENSES)            DURING          ACTUAL EXPENSES)         DURING
SHARE CLASS                         6/29/07(1)          10/31/07          PERIOD(2,3)           10/31/07           PERIOD(2,3)

CLASS A SHARES                      $1,000.00          $1,058.30             $1.27             $1,015.48              $1.25
------------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                      $1,000.00          $1,058.40             $0.45             $1,016.28              $0.44
------------------------------------------------------------------------------------------------------------------------------

1. Commencement of operations.
2. Expenses are equal to the Fund's net annualized expense ratio of each class (0.38% for Class A and 0.13% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 125 (to reflect the since-inception period). These net expenses do not include the expenses of the Underlying Funds in which the Fund invests.
3. Shares were first offered June 29, 2007. Expenses paid during the period reflect ongoing costs for the period ending October 31, 2007. Had these shares been offered for the six months ended October 31, 2007, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period, would have been $1.89 and $0.66 for Class A and Class I, respectively, and the ending account value would have been $1,023.15 and $1,024.35 for Class A and Class I.

 6 MainStay Retirement 2010 Fund

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2007

(COMPOSITION PIE CHART)

Equity Funds                                                                      58.1
Fixed Income Funds                                                                45.5
Liabilities in Excess of Cash and Other Assets                                    (3.6)

See Portfolio of Investments on page 11 for specific holdings within these categories.

                                                       www.mainstayfunds.com   7

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Tony Elavia and Jonathan Swaney of New York Life Investment Management LLC

HOW DID MAINSTAY RETIREMENT 2010 FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE PERIOD FROM THE FUND'S INCEPTION ON JUNE 29, 2007, THROUGH OCTOBER 31, 2007?

Excluding all sales charges, MainStay Retirement 2010 Fund returned 5.70% for Class A shares from the Fund's inception on June 29, 2007, through October 31, 2007. Over the same period, Class I shares returned 5.80%. Both share classes outperformed the 3.97% return of the average Lipper(1) mixed-asset target 2010 fund and the 3.65% return of the S&P 500(R) Index(2) from the Fund's inception through October 31, 2007. The S&P 500(R) Index is the Fund's broad-based securities market index. See page 5 for Fund returns with sales charges.

HOW DID YOU DETERMINE THE FUND'S ALLOCATION AMONG THE UNDERLYING FUNDS?

MainStay Retirement 2010 Fund invests in other Funds, which are referred to as Underlying Funds. Throughout the reporting period, we emphasized Underlying Funds with larger average capitalizations and a stronger growth orientation. This decision was based on the belief that the dominance of small-cap stocks and value names, which had continued for several years, would eventually reverse itself as valuations in these market segments became increasingly skewed relative to historical norms. The Fund benefited from this allocation.

WERE THERE ANY SIGNIFICANT CHANGES IN THE ALLOCATIONS TO UNDERLYING FUNDS?

Aside from establishing the Fund's initial positions, there were no material changes to the Fund's portfolio during the reporting period.

DURING THE REPORTING PERIOD, WHICH UNDERLYING FUNDS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST?

T. Rowe Price Emerging Market Equity Fund, which benefited both from a weak dollar and surging third-world economies, was the best-performing Underlying Fund in which the Fund invested. MainStay Large Cap Growth Fund was the Fund's second-best performer. The worst-performing Underlying Funds owned by the Fund were MainStay Small Cap Growth Fund and the value-oriented MainStay Large Cap Opportunity Fund.

DURING THE REPORTING PERIOD, WHICH UNDERLYING FUNDS MADE THE GREATEST POSITIVE CONTRIBUTIONS TO THE FUND'S PERFORMANCE AND WHICH DETRACTED?

The largest positive contributions to the Fund's performance came from MainStay Large Cap Growth Fund and MainStay Growth Equity Fund, both of which had strong results and relatively large allocations. Positions in MainStay Large Cap Opportunity Fund and MainStay Small Cap Growth Fund detracted slightly from the Fund's performance during the reporting period.

WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED-INCOME PORTION OF THE FUND?

During the four-month reporting period, interest rates declined across the maturity spectrum. Unfortunately, corporate bond prices generally declined as well. Credit spreads(3) widened amid rising defaults in the subprime-mortgage market and Federal Reserve action to increase liquidity and contain borrowing costs. Credit instruments such as high-yield bonds and bank loans generated low or negative returns during the reporting period, while higher-quality bonds fared much better. Treasury Inflation Protected Securities (TIPS) were the best-performing fixed-income segment during the reporting period. With short-term interest rates declining, investors flocked to the safety of government-issued obligations designed to help protect against rising inflation.

During the summer, an unusual set of circumstances arose that caused extreme turbulence for quantitative equity investors. Unusual price movements may have resulted from credit losses at large hedge funds that required liquidation of sizeable equity positions. JPMorgan Multi-Cap Market Neutral Fund,(4) an Underlying Fixed Income Fund, was caught in the midst of



1. See footnote on page 5 for more information on Lipper Inc.
2. See footnote on page 5 for more information on the S&P 500(R) Index.
3. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
4. We have categorized JPMorgan Multi-Cap Market Neutral Fund as an Underlying Fixed Income Fund, even though it invests primarily in equity securities. This Underlying Fund is short and long in equal measure, so that its net investment is 100% cash, and thus has the investment characteristics of a cash investment. As a "cash-plus" product, JPMorgan Multi-Cap Market Neutral Fund qualifies as an Underlying Fixed Income Fund.

THE DISCLOSURE ON PAGE 10 IS AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

 8 MainStay Retirement 2010 Fund
this turmoil and experienced an unexpectedly large short-term loss. While much of that loss was subsequently recouped, this Underlying Fund nevertheless finished the four-month reporting period as the Fund's worst-performing holding. Struggling against credit concerns, a liquidity shortage and a large supply of new issuance, syndicated loans also performed poorly, which had a negative effect on MainStay Floating Rate Fund. In light of investor concerns about inflation and credit quality, Western Asset Inflation Indexed Bond Fund was the best-performing Underlying Fixed Income Fund, followed by MainStay Indexed Bond Fund.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                       www.mainstayfunds.com   9

The Fund's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying Funds and on the performance of these Underlying Funds. The Underlying Funds' performance may be lower than the performance of the asset class or classes the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

MainStay Retirement 2010 Fund is a "fund of funds" that invests in other MainStay Funds. The Fund may also invest in unaffiliated Underlying Funds to gain exposure to asset classes not currently offered by MainStay Funds. The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, clients will bear the Fund's direct fees and expenses and will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund.

Because target-date funds are managed to specific retirement dates, investors may be taking on greater risk if the actual year of retirement differs dramatically from the original estimated date. While diversification and shifting to a more conservative investment mix over time helps to manage risk, it does not guarantee earnings growth. Investors do not have the ability to actively manage the investments within target-date funds. The portfolio managers control security selection and asset allocation.

The Fund, through its investment in the Underlying Funds, may be subject to the risks of the Underlying Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

- High-yield securities carry higher risks, and some of the Underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small-cap companies may be more limited than those of larger-capitalization companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Funds' portfolios will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Funds' portfolios will generally rise.

- The Underlying Floating Rate Fund is generally considered to have speculative characteristics. This Underlying Fund may involve risk of default on principal and interest. The Underlying Floating Rate Fund may also involve risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity.

Short sales involve costs and risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short-sale price, resulting in a loss. When borrowing a security for delivery to a buyer, the Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short.

By investing the proceeds received from selling securities short, the Fund is employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns.

Investment in REITs carries many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes, and changes in interest rates.

Before making an investment in the Fund, you should consider all the risks associated with it.

 10 MainStay Retirement 2010 Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2007


                                                    SHARES        VALUE
AFFILIATED INVESTMENT COMPANIES (93.5%)+
-----------------------------------------------------------------------
EQUITY FUNDS (55.1%)
MainStay Growth Equity Fund Class I                  5,487   $   72,649
MainStay ICAP Equity Fund Class I                    2,050      101,650
MainStay ICAP International Fund Class I             1,640       73,575
MainStay ICAP Select Equity Fund Class I             2,169      101,946
MainStay International Equity Fund Class I           2,664       48,562
MainStay Large Cap Growth Fund Class I (a)          18,203      136,342
MainStay Large Cap Opportunity Fund Class I          1,106       12,554
MainStay MAP Fund Class I                            1,168       49,190
MainStay S&P 500 Index Fund Class I                  1,501       54,251
MainStay Small Cap Growth Fund Class I                 927       16,238
                                                             ----------
                                                                666,957
                                                             ----------
FIXED INCOME FUNDS (38.4%)
MainStay Cash Reserves Fund Class I                 47,672       47,672
MainStay Floating Rate Fund Class I                  1,313       12,666
MainStay High Yield Corporate Bond Fund Class I      3,984       25,301
MainStay Indexed Bond Fund Class I                  30,152      322,632
MainStay Intermediate Term Bond Fund Class I         5,850       56,919
                                                             ----------
                                                                465,190
                                                             ----------
Total Affiliated Investment Companies
 (Cost $1,099,678)                                            1,132,147
                                                             ----------

UNAFFILIATED INVESTMENT COMPANIES (10.1%)
-----------------------------------------------------------------------
EQUITY FUNDS (3.0%)
Lazard International Small Cap Portfolio
 Institutional Shares                                  629       11,913
T. Rowe Price Emerging Markets Stock Fund              497       24,335
                                                             ----------
                                                                 36,248
                                                             ----------
FIXED INCOME FUNDS (7.1%)
American Century International Bond Fund
 Institutional Class                                   860       12,769
JPMorgan Multi-Cap Market Neutral Fund Select
 Class                                               3,284       35,637
Western Asset Inflation Indexed Plus Bond
 Portfolio Institutional Class                       3,616       37,825
                                                             ----------
                                                                 86,231
                                                             ----------
Total Unaffiliated Investment Companies
 (Cost $117,557)                                                122,479
                                                             ----------
Total Investments
 (Cost $1,217,235)                                   103.6%   1,254,626(b)
Liabilities in Excess of
 Cash and Other Assets                                (3.6)     (43,405)
                                                    ------   ----------
Net Assets                                           100.0%  $1,211,221
                                                    ======   ==========

+    Percentages indicated are based on Fund net assets.
(a)  Non-income producing Underlying Fund.
(b)  At October 31, 2007, cost is $1,217,360 for federal income tax purposes and net unrealized appreciation is as follows:

   Gross unrealized appreciation                                   $38,390
   Gross unrealized depreciation                                    (1,124)
                                                       -------------------
   Net unrealized appreciation                                     $37,266
                                                       ===================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   11

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2007

ASSETS:
Investment in affiliated investment companies,
  at value (identified cost $1,099,678)           $1,132,147
Investment in unaffiliated investment companies,
  at value (identified cost $117,557)                122,479
Receivables:
  Manager                                             16,792
  Fund shares sold                                     4,631
  Investment securities sold                             271
  Interest                                                11
Unamortized offering costs                            60,727
Other assets                                             169
                                                  -----------
    Total assets                                   1,337,227
                                                  -----------

LIABILITIES:
Payables:
  Offering costs                                      91,216
  Professional fees                                   21,864
  Shareholder communication                            5,063
  Custodian                                            2,026
  Directors                                              473
  Investment securities purchased                        271
  NYLIFE Distributors (See Note 3)                        63
Accrued expenses                                       5,030
                                                  -----------
    Total liabilities                                126,006
                                                  -----------
Net assets                                        $1,211,221
                                                  ===========

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per share)
  550 million shares authorized                   $    1,145
Additional paid-in capital                         1,164,001
                                                  -----------
                                                   1,165,146
Net investment income                                  4,733
Net realized gain on investments                       3,951
Net unrealized appreciation on investments            37,391
                                                  -----------
Net assets                                        $1,211,221
                                                  ===========
CLASS A
Net assets applicable to outstanding shares       $  280,958
                                                  ===========
Shares of capital stock outstanding                   26,586
                                                  ===========
Net asset value per share outstanding             $    10.57
Maximum sales charge (5.50% of offering price)          0.62
                                                  -----------
Maximum offering price per share outstanding      $    11.19
                                                  ===========
CLASS I
Net assets applicable to outstanding shares       $  930,263
                                                  ===========
Shares of capital stock outstanding                   87,955
                                                  ===========
Net asset value and offering price per share
  outstanding                                     $    10.58
                                                  ===========

 12 MainStay Retirement 2010 Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS

FOR THE PERIOD JUNE 29, 2007 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31,
2007

INVESTMENT INCOME:
INCOME:
  Dividend distributions from affiliated
    investment companies                            $  5,121
  Dividend distributions from unaffiliated
    investment companies                                  90
  Interest                                                17
                                                    --------
    Total income                                       5,228
                                                    --------
EXPENSES:
  Offering (See Note 3)                               30,489
  Professional fees                                   21,864
  Shareholder communication                            5,063
  Registration                                         4,403
  Custodian                                            2,600
  Directors                                              478
  Distribution/Service--Class A (See Note 3)             223
  Manager (See Note 3)                                   217
  Transfer agent--Class A (See Note 3)                    55
  Transfer agent--Class I (See Note 3)                    54
  Miscellaneous                                        1,756
                                                    --------
    Total expenses before waiver/reimbursement        67,202
  Expense waiver/reimbursement from Manager
    (See Note 3)                                     (66,707)
                                                    --------
    Net expenses                                         495
                                                    --------
Net investment income                                  4,733
                                                    --------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
  Affiliated investment company transactions           3,711
  Unaffiliated investment company transactions           240
                                                    --------
Net realized gain from affiliated and unaffiliated
  investment companies                                 3,951
                                                    --------
Net unrealized appreciation on investments            37,391
                                                    --------
Net realized and unrealized gain on investments       41,342
                                                    --------
Net increase in net assets resulting from
  operations                                        $ 46,075
                                                    ========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   13

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD JUNE 29, 2007 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31,
2007

                                                         2007
INCREASE IN NET ASSETS:
Operations:
 Net investment income                             $    4,733
 Net realized gain from affiliated and
  unaffiliated investment companies                     3,951
 Net unrealized appreciation on investments            37,391
                                                   ----------
 Net increase in net assets resulting from
  operations                                           46,075
                                                   ----------

Capital share transactions:
 Net proceeds from sale of shares                   1,165,196
 Cost of shares redeemed                                  (50)
                                                   ----------
   Increase in net assets derived from capital
    share transactions                              1,165,146
                                                   ----------
   Net increase in net assets                       1,211,221

NET ASSETS:
Beginning of period                                        --
                                                   ----------
End of period                                      $1,211,221
                                                   ==========
Net investment income at end of period             $    4,733
                                                   ==========

 14 MainStay Retirement 2010 Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                    CLASS A          CLASS I
                                                                  -----------      -----------
                                                                   JUNE 29,         JUNE 29,
                                                                     2007*            2007*
                                                                    THROUGH          THROUGH
                                                                  OCTOBER 31,      OCTOBER 31,
                                                                     2007             2007
Net asset value at beginning of period                              $10.00           $10.00
                                                                  -----------      -----------
Net investment income (a)                                             0.06             0.08
Net realized and unrealized gain on investments                       0.51             0.50
                                                                  -----------      -----------
Total from investment operations                                      0.57             0.58
                                                                  -----------      -----------
Net asset value at end of period                                    $10.57           $10.58
                                                                  ===========      ===========
Total investment return (c)                                           5.70%(b)         5.80%(b)
Ratios (to average net assets)/Supplemental Data:
  Net investment income                                               1.83%+           2.42%+
  Net expenses (d)                                                    0.38%+           0.13%+
  Expenses (before waiver/reimbursement) (d)                         31.10%+          30.84%+
Portfolio turnover rate                                                 17%              17%
Net assets at end of period (in 000's)                              $  281           $  930

*    Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is not annualized.
(c)  Total return is calculated exclusive of sales charge. Class I is not subject to sales charges.
(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   15

MAINSTAY RETIREMENT 2020 FUND

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL             SINCE
TOTAL RETURNS            INCEPTION
----------------------------------
With sales charges         -0.11%
Excluding sales charges     5.70

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL             SINCE
TOTAL RETURNS            INCEPTION
----------------------------------
                            5.80%



                                                SINCE
BENCHMARK PERFORMANCE                         INCEPTION
-------------------------------------------------------

S&P 500(R) Index(1)                              3.65%
MSCI EAFE(R) Index(2)                            6.19
Lehman Brothers(R) Aggregate Bond Index(3)       3.77
Average Lipper mixed-asset target 2020
  fund(4)                                        4.28

Performance tables do not reflect any deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. Class A shares are sold with a maximum initial sales charge of 5.5%, no CDSC and an annual 12b-1 fee of .25%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors with a minimum initial investment of $5 million or more. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
1. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
2. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
3. The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Lehman Brothers(R) indices: the Government Index, Corporate Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
4. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

 16 MainStay Retirement 2020 Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY RETIREMENT 2020 FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the period from inception to October 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the since inception period and held for the entire period from inception through October 31, 2007.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the period ended October 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                             ENDING ACCOUNT
                                                     ENDING ACCOUNT                           VALUE (BASED
                                                      VALUE (BASED                          ON HYPOTHETICAL
                                    BEGINNING          ON ACTUAL           EXPENSES          5% ANNUALIZED          EXPENSES
                                     ACCOUNT          RETURNS AND            PAID              RETURN AND             PAID
                                      VALUE            EXPENSES)            DURING          ACTUAL EXPENSES)         DURING
SHARE CLASS                         6/29/07(1)          10/31/07          PERIOD(2,3)           10/31/07           PERIOD(2,3)

CLASS A SHARES                      $1,000.00          $1,058.30             $1.31             $1,015.44              $1.28
------------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                      $1,000.00          $1,058.40             $0.45             $1,016.28              $0.44
------------------------------------------------------------------------------------------------------------------------------

1. Commencement of operations.
2. Expenses are equal to the Fund's net annualized expense ratio of each class (0.38% for Class A and 0.13% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 125 (to reflect the since-inception period). These net expenses do not include the expenses of the Underlying Funds in which the Fund invests.
3. Shares were first offered June 29, 2007. Expenses paid during the period reflect ongoing costs for the period ending October 31, 2007. Had these shares been offered for the six months ended October 31, 2007, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period, would have been $1.94 and $0.66 for Class A and Class I, respectively, and the ending account value would have been $1,023.10 and $1,024.35 for Class A and Class I.

                                                      www.mainstayfunds.com   17

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2007

(COMPOSITION PIE CHART)

Equity Funds                                                                      70.3
Fixed Income Funds                                                                35.8
Liabilities in Excess of Cash and Other Assets                                    (6.1)

See Portfolio of Investments on page 22 for specific holdings within these categories.

 18 MainStay Retirement 2020 Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Tony Elavia and Jonathan Swaney of New York Life Investment Management LLC

HOW DID MAINSTAY RETIREMENT 2020 FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE PERIOD FROM ITS INCEPTION ON JUNE 29, 2007, THROUGH OCTOBER 31, 2007?

Excluding all sales charges, MainStay Retirement 2020 Fund returned 5.70% for Class A shares from the Fund's inception on June 29, 2007, through October 31, 2007. Over the same period, Class I shares returned 5.80%. Both share classes outperformed the 4.28% return of the average Lipper(1) mixed-asset target 2020 fund and the 3.65% return of the S&P 500(R) Index(2) from the Fund's inception through October 31, 2007. The S&P 500(R) Index is the Fund's broad-based securities market index. See page 16 for Fund returns with sales charges.

HOW DID YOU DETERMINE THE FUND'S ALLOCATION AMONG THE UNDERLYING FUNDS?

MainStay Retirement 2020 Fund invests in other Funds, which are referred to as Underlying Funds. Throughout the reporting period, we emphasized Underlying Funds with larger average capitalizations and a stronger growth orientation. This decision was based on the belief that the dominance of small-cap stocks and value names, which had continued for several years, would eventually reverse itself as valuations in these market segments became increasingly skewed relative to historical norms. The Fund benefited from this allocation.

WERE THERE ANY SIGNIFICANT CHANGES IN THE ALLOCATIONS TO UNDERLYING FUNDS?

Aside from establishing the Fund's initial positions, there were no material changes to Fund's portfolio during the reporting period.

DURING THE REPORTING PERIOD, WHICH UNDERLYING FUNDS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST?

T. Rowe Price Emerging Market Equity Fund, which benefited both from a weak dollar and surging third-world economies, was the best-performing Underlying Fund in which the Fund invested. MainStay Large Cap Growth Fund was the Fund's second-best performer. The worst-performing Underlying Funds owned by the Fund were MainStay Small Cap Growth Fund and the value-oriented MainStay Large Cap Opportunity Fund.

DURING THE REPORTING PERIOD, WHICH UNDERLYING FUNDS MADE THE GREATEST POSITIVE CONTRIBUTIONS TO THE FUND'S PERFORMANCE AND WHICH DETRACTED?

The largest positive contributions to the Fund's performance came from MainStay Large Cap Growth Fund and MainStay Growth Equity Fund, both of which had strong results and relatively large allocations. Positions in MainStay Large Cap Opportunity Fund and MainStay Small Cap Growth Fund detracted slightly from the Fund's performance during the reporting period.

WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED-INCOME PORTION OF THE FUND?

During the four-month reporting period, interest rates declined across the maturity spectrum. Unfortunately, corporate bond prices generally declined as well. Credit spreads(3) widened amid rising defaults in the subprime-mortgage market and Federal Reserve action to increase liquidity and contain borrowing costs. Credit instruments, such as high-yield bonds and bank loans, generated low or negative returns during the reporting period, while higher-quality bonds fared much better. Treasury Inflation Protected Securities (TIPS) were the best-performing fixed-income segment during the reporting period. With short-term interest rates declining, investors flocked to the safety of government-issued obligations designed to help protect against rising inflation.

During the summer, an unusual set of circumstances arose that caused extreme turbulence for quantitative equity investors. Unusual price movements may have resulted from credit losses at large hedge funds that required liquidation of sizeable equity positions. JPMorgan Multi-Cap Market Neutral Fund,(4) an Underlying Fixed Income Fund, was caught in the midst of


1. See footnote on page 16 for more information on Lipper Inc.
2. See footnote on page 16 for more information on the S&P 500(R) Index.
3. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
4. We have categorized JPMorgan Multi-Cap Market Neutral Fund as an Underlying Fixed Income Fund, even though it invests primarily in equity securities. This Underlying Fund is short and long in equal measure, so that its net investment is 100% cash, and thus has the investment characteristics of a cash investment. As a "cash-plus" product, JPMorgan Multi-Cap Market Neutral Fund qualifies as an Underlying Fixed Income Fund.

THE DISCLOSURE ON PAGE 21 IS AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

                                                      www.mainstayfunds.com   19
this turmoil and experienced an unexpectedly large short-term loss. While much of that loss was subsequently recouped, this Underlying Fund nevertheless finished the four-month reporting period as the Fund's worst-performing holding. Struggling against credit concerns, a liquidity shortage and a large supply of new issuance, syndicated loans also performed poorly, which had a negative effect on MainStay Floating Rate Fund. With investors flocking to higher-quality bonds, MainStay Indexed Bond Fund was the Fund's best-performing Underlying Fixed Income Fund during the reporting period, followed closely by MainStay

Intermediate Term Bond Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 20 MainStay Retirement 2020 Fund

The Fund's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying Funds and on the performance of these Underlying Funds. The Underlying Funds' performance may be lower than the performance of the asset class or classes the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

MainStay Retirement 2020 Fund is a "fund of funds" that invests in other MainStay Funds. The Fund may also invest in unaffiliated Underlying Funds to gain exposure to asset classes not currently offered by MainStay Funds. The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, clients will bear the Fund's direct fees and expenses and will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund.

Because target-date funds are managed to specific retirement dates, investors may be taking on greater risk if the actual year of retirement differs dramatically from the original estimated date. While diversification and shifting to a more conservative investment mix over time helps to manage risk, it does not guarantee earnings growth. Investors do not have the ability to actively manage the investments within target-date funds. The portfolio managers control security selection and asset allocation.

The Fund, through its investment in the Underlying Funds, may be subject to the risks of the Underlying Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

- High-yield securities carry higher risks, and some of the Underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small-cap companies may be more limited than those of larger-capitalization companies.

- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Funds' portfolios will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Funds' portfolios will generally rise.

- The Underlying Floating Rate Fund is generally considered to have speculative characteristics. This Underlying Fund may involve risk of default on principal and interest. The Underlying Floating Rate Fund may also involve risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity.

Short sales involve costs and risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short-sale price, resulting in a loss. When borrowing a security for delivery to a buyer, the Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short.

By investing the proceeds received from selling securities short, the Fund is employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns.

Investment in REITs carries many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes, and changes in interest rates.

Before making an investment in the Fund, you should consider all the risks associated with it.

                                                      www.mainstayfunds.com   21

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2007


                                                      SHARES      VALUE
AFFILIATED INVESTMENT COMPANIES (97.9%)+
-----------------------------------------------------------------------
EQUITY FUNDS (66.5%)
MainStay Growth Equity Fund Class I                   3,642    $ 48,214
MainStay ICAP Equity Fund Class I                     1,430      70,901
MainStay ICAP International Fund Class I              1,242      55,730
MainStay ICAP Select Equity Fund Class I              1,510      70,957
MainStay International Equity Fund Class I            2,029      36,983
MainStay Large Cap Growth Fund Class I (a)           13,783     103,234
MainStay Large Cap Opportunity Fund Class I (b)         713       8,093
MainStay MAP Fund Class I                               989      41,686
MainStay S&P 500 Index Fund Class I                   1,087      39,272
MainStay Small Cap Growth Fund Class I (b)              872      15,274
                                                               --------
                                                                490,344
                                                               --------
FIXED INCOME FUNDS (31.4%)
MainStay Cash Reserves Fund Class I                  47,541      47,541
MainStay Floating Rate Fund Class I                   1,207      11,647
MainStay High Yield Corporate Bond Fund Class I       2,549      16,186
MainStay Indexed Bond Fund Class I                   12,501     133,762
MainStay Intermediate Term Bond Fund Class I          2,271      22,100
                                                               --------
                                                                231,236
                                                               --------
Total Affiliated Investment Companies
 (Cost $700,322)                                                721,580
                                                               --------

UNAFFILIATED INVESTMENT COMPANIES (8.2%)
-----------------------------------------------------------------------
EQUITY FUNDS (3.8%)
Lazard International Small Cap Portfolio
 Institutional Shares                                   475       8,999
T. Rowe Price Emerging Markets Stock Fund               380      18,620
                                                               --------
                                                                 27,619
                                                               --------
FIXED INCOME FUNDS (4.4%)
American Century International Bond Fund
 Institutional Class                                    803      11,921
JPMorgan Multi-Cap Market Neutral Fund Select
 Class                                                1,903      20,652
                                                               --------
                                                                 32,573
                                                               --------
Total Unaffiliated Investment Companies
 (Cost $56,266)                                                  60,192
                                                               --------
Total Investments
 (Cost $756,588)                                      106.1%    781,772(c)
Liabilities in Excess of
 Cash and Other Assets                                 (6.1)    (45,158)
                                                     ------    --------
Net Assets                                            100.0%   $736,614
                                                     ======    ========

+    Percentages indicated are based on Fund net assets.
(a)  Non-income producing Underlying Fund.
(b)  The Fund's ownership exceeds 5% of the outstanding shares of the Underlying Fund Share Class.
(c)  At October 31, 2007, cost is $756,693 for federal income tax purposes and net unrealized appreciation is as follows:

  Gross unrealized appreciation                                 $26,380
  Gross unrealized depreciation                                  (1,301)
                                                    -------------------
  Net unrealized appreciation                                   $25,079
                                                    ===================

 22 MainStay Retirement 2020 Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2007

ASSETS:
Investment in affiliated investment companies, at
  value (identified cost $700,322)                  $721,580
Investment in unaffiliated investment companies,
  at value (identified cost $56,266)                  60,192
Receivables:
  Manager                                             16,926
  Fund shares sold                                     2,729
  Investment securities sold                             291
Unamortized offering costs                            60,727
Other assets                                             170
                                                    ---------
    Total assets                                     862,615
                                                    ---------

LIABILITIES:
Payables:
  Offering costs                                      91,216
  Professional fees                                   21,864
  Shareholder communication                            5,063
  Custodian                                            1,941
  Directors                                              473
  Investment securities purchased                        291
  NYLIFE Distributors (See Note 3)                        66
  Transfer agent (See Note 3)                             58
Accrued expenses                                       5,029
                                                    ---------
    Total liabilities                                126,001
                                                    ---------
Net assets                                          $736,614
                                                    =========

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per share)
  550 million shares authorized                     $    697
Additional paid-in capital                           703,267
                                                    ---------
                                                     703,964
Net investment income                                  2,744
Net realized gain on investments                       4,722
Net unrealized appreciation on investments            25,184
                                                    ---------
Net assets                                          $736,614
                                                    =========
CLASS A
Net assets applicable to outstanding shares         $296,741
                                                    =========
Shares of capital stock outstanding                   28,086
                                                    =========
Net asset value per share outstanding               $  10.57
Maximum sales charge (5.50% of offering price)          0.62
                                                    ---------
Maximum offering price per share outstanding        $  11.19
                                                    =========
CLASS I
Net assets applicable to outstanding shares         $439,873
                                                    =========
Shares of capital stock outstanding                   41,599
                                                    =========
Net asset value and offering price per share
  outstanding                                       $  10.57
                                                    =========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   23

STATEMENT OF OPERATIONS

FOR THE PERIOD JUNE 29, 2007 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31,
2007

INVESTMENT INCOME:
INCOME:
  Dividend distributions from affiliated
    investment companies                            $  3,092
  Dividend distributions from unaffiliated
    investment companies                                 116
  Interest                                                 5
                                                    --------
    Total income                                       3,213
                                                    --------
EXPENSES:
  Offering (See Note 3)                               30,489
  Professional fees                                   21,865
  Shareholder communication                            5,063
  Registration                                         4,403
  Custodian                                            2,600
  Directors                                              478
  Distribution/Service--Class A (See Note 3)             230
  Transfer agent--Class A (See Note 3)                   220
  Manager (See Note 3)                                   190
  Miscellaneous                                        1,756
                                                    --------
    Total expenses before waiver/reimbursement        67,294
  Expense waiver/reimbursement from Manager (See
    Note 3)                                          (66,825)
                                                    --------
    Net expenses                                         469
                                                    --------
Net investment income                                  2,744
                                                    --------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
  Affiliated investment company transactions           4,524
  Unaffiliated investment company transactions           198
                                                    --------
Net realized gain from affiliated and unaffiliated
  investment companies                                 4,722
                                                    --------
Net unrealized appreciation on investments            25,184
                                                    --------
Net realized and unrealized gain on investments       29,906
                                                    --------
Net increase in net assets resulting from
  operations                                        $ 32,650
                                                    ========

 24 MainStay Retirement 2020 Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD JUNE 29, 2007 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31,
2007

                                                        2007
INCREASE IN NET ASSETS:
Operations:
 Net investment income                              $  2,744
 Net realized gain from affiliated and
  unaffiliated investment companies                    4,722
 Net unrealized appreciation on investments           25,184
                                                    --------
 Net increase in net assets resulting from
  operations                                          32,650
                                                    --------

Capital share transactions:
 Net proceeds from sale of shares                    704,014
 Cost of shares redeemed                                 (50)
                                                    --------
   Increase in net assets derived from capital
    share transactions                               703,964
                                                    --------
   Net increase in net assets                        736,614

NET ASSETS:
Beginning of period                                       --
                                                    --------
End of period                                       $736,614
                                                    ========
Net investment income at end of period              $  2,744
                                                    ========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   25

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                    CLASS A          CLASS I
                                                                  -----------      -----------
                                                                   JUNE 29,         JUNE 29,
                                                                     2007*            2007*
                                                                    THROUGH          THROUGH
                                                                  OCTOBER 31,      OCTOBER 31,
                                                                     2007             2007
Net asset value at beginning of period                              $10.00           $10.00
                                                                  -----------      -----------
Net investment income (a)                                             0.04             0.05
Net realized and unrealized gain on investments                       0.53             0.52
                                                                  -----------      -----------
Total from investment operations                                      0.57             0.57
                                                                  -----------      -----------
Net asset value at end of period                                    $10.57           $10.57
                                                                  ===========      ===========
Total investment return (c)                                           5.70%(b)         5.80%(b)
Ratios (to average net assets)/Supplemental Data:
  Net investment income                                               1.32%+           1.56%+
  Net expenses (d)                                                    0.38%+           0.13%+
  Expenses (before waiver/reimbursement) (d)                         35.65%+          35.16%+
Portfolio turnover rate                                                 25%              25%
Net assets at end of period (in 000's)                              $  297           $  440

*    Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is not annualized.
(c)  Total return is calculated exclusive of sales charge. Class I is not subject to sales charges.
(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

 26 MainStay Retirement 2020 Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY RETIREMENT 2030 FUND

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL             SINCE
TOTAL RETURNS            INCEPTION
----------------------------------
With sales charges         0.08%
Excluding sales charges    5.90

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL             SINCE
TOTAL RETURNS            INCEPTION
----------------------------------
                            6.00%



                                                                          SINCE
BENCHMARK PERFORMANCE                                                   INCEPTION
---------------------------------------------------------------------------------

S&P 500(R) Index(1)                                                       3.65%
MSCI EAFE(R) Index(2)                                                     6.19
Lehman Brothers(R) Aggregate Bond Index(3)                                3.77
Average Lipper mixed-asset target 2030 fund(4)                            4.66

Performance tables do not reflect any deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. Class A shares are sold with a maximum initial sales charge of 5.5%, no CDSC and an annual 12b-1 fee of .25%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors with a minimum initial investment of $5 million or more. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
1. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
2. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
3. The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Lehman Brothers(R) indices: the Government Index, Corporate Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
4. Lipper, Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

                                                      www.mainstayfunds.com   27

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY RETIREMENT 2030 FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the period from inception to October 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the since inception period and held for the entire period from inception through October 31, 2007.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the period ended October 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                             ENDING ACCOUNT
                                                     ENDING ACCOUNT                           VALUE (BASED
                                                      VALUE (BASED                          ON HYPOTHETICAL
                                    BEGINNING          ON ACTUAL           EXPENSES          5% ANNUALIZED          EXPENSES
                                     ACCOUNT          RETURNS AND            PAID              RETURN AND             PAID
                                      VALUE            EXPENSES)            DURING          ACTUAL EXPENSES)         DURING
SHARE CLASS                         6/29/07(1)          10/31/07          PERIOD(2,3)           10/31/07           PERIOD(2,3)

CLASS A SHARES                      $1,000.00          $1,060.30             $1.27             $1,015.48              $1.25
------------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                      $1,000.00          $1,060.40             $0.41             $1,016.31              $0.40
------------------------------------------------------------------------------------------------------------------------------

1. Commencement of operations.
2. Expenses are equal to the Fund's net annualized expense ratio of each class (0.38% for Class A and 0.13% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 125 (to reflect the since-inception period). These net expenses do not include the expenses of the Underlying Funds in which the Fund invests.
3. Shares were first offered June 29, 2007. Expenses paid during the period reflect ongoing costs for the period ending October 31, 2007. Had these shares been offered for the six months ended October 31, 2007, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period, would have been $1.89 and $0.61 for Class A and Class I, respectively, and the ending account value would have been $1,023.15 and $1,024.40 for Class A and Class I.



 28 MainStay Retirement 2030 Fund

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2007

(COMPOSITION PIE CHART)

Equity Funds                                                                      82.3
Fixed Income Funds                                                                25.6
Liabilities in Excess of Cash and Other Assets                                    (7.9)

See Portfolio of Investments on page 33 for specific holdings within these categories.

                                                      www.mainstayfunds.com   29

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Tony Elavia and Jonathan Swaney of New York Life Investment Management LLC

HOW DID MAINSTAY RETIREMENT 2030 FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE PERIOD FROM THE FUND'S INCEPTION ON JUNE 29, 2007, THROUGH OCTOBER 31, 2007?

Excluding all sales charges, MainStay Retirement 2030 Fund returned 5.90% for Class A shares from the Fund's inception on June 29, 2007, through October 31, 2007. Over the same period, Class I shares returned 6.00%. Both share classes outperformed the 4.66% return of the average Lipper(1) mixed-asset target 2030 fund and the 3.65% return of the S&P 500(R) Index(2) from the Fund's inception through October 31, 2007. The S&P 500(R) Index is the Fund's broad-based securities market index. See page 27 for Fund returns with sales charges.

HOW DID YOU DETERMINE THE FUND'S ALLOCATION AMONG THE UNDERLYING FUNDS?

MainStay Retirement 2030 Fund invests in other Funds, which are referred to as Underlying Funds. Throughout the reporting period, we emphasized Underlying Funds with larger average capitalizations and a stronger growth orientation. This decision was based on the belief that the dominance of small-cap stocks and value names, which had continued for several years, would eventually reverse itself as valuations in these market segments became increasingly skewed relative to historical norms. The Fund benefited from this allocation.

WERE THERE ANY SIGNIFICANT CHANGES IN THE ALLOCATIONS TO UNDERLYING FUNDS?

Aside from establishing the Fund's initial positions, there were no material changes to the Fund's portfolio during the reporting period.

DURING THE REPORTING PERIOD, WHICH UNDERLYING FUNDS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST?

T. Rowe Price Emerging Market Equity Fund, which benefited both from a weak dollar and surging third-world economies, was the best-performing Underlying Fund in which the Fund invested. MainStay Large Cap Growth Fund was the Fund's second-best performer. The worst-performing Underlying Funds owned by the Fund were MainStay Small Cap Growth Fund and the value-oriented MainStay Large Cap Opportunity Fund.

DURING THE REPORTING PERIOD, WHICH UNDERLYING FUNDS MADE THE GREATEST POSITIVE CONTRIBUTIONS TO THE FUND'S PERFORMANCE AND WHICH DETRACTED?

The largest positive contributions to the Fund's performance came from MainStay Large Cap Growth Fund and MainStay Growth Equity Fund, both of which had strong results and relatively large allocations. Positions in MainStay Large Cap Opportunity Fund and MainStay Small Cap Growth Fund detracted slightly from the Fund's performance during the reporting period.

WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED-INCOME PORTION OF THE FUND?

During the four-month reporting period, interest rates declined across the maturity spectrum. Unfortunately, corporate bond prices generally declined as well. Credit spreads(3) widened amid rising defaults in the subprime-mortgage market and Federal Reserve action to increase liquidity and contain borrowing costs. Credit instruments such as high-yield bonds and bank loans generated low or negative returns during the reporting period, while higher-quality bonds fared much better. Treasury Inflation Protected Securities (TIPS) were the best-performing fixed-income segment during the reporting period. With short-term interest rates declining, investors flocked to the safety of government-issued obligations designed to help protect against rising inflation.

During the summer, an unusual set of circumstances arose that caused extreme turbulence for quantitative equity investors. Unusual price movements may have resulted from credit losses at large hedge funds that required liquidation of sizeable equity positions. JPMorgan Multi-Cap Market Neutral Fund,(4) an Underlying Fixed Income Fund, was caught in the midst of



1. See footnote on page 27 for more information on the S&P 500(R) Index.
2. See footnote on page 27 for more information on Lipper Inc.
3. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
4. We have categorized JPMorgan Multi-Cap Market Neutral Fund as an Underlying Fixed Income Fund, even though it invests primarily in equity securities. This Underlying Fund is short and long in equal measure, so that its net investment is 100% cash, and thus has the investment characteristics of a cash investment. As a "cash-plus" product, JPMorgan Multi-Cap Market Neutral Fund qualifies as an Underlying Fixed Income Fund.

THE DISCLOSURE ON PAGE 32 IS AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

 30 MainStay Retirement 2030 Fund
this turmoil and experienced an unexpectedly large short-term loss. While much of that loss was subsequently recouped, this Underlying Fund nevertheless finished the four-month reporting period as the Fund's worst-performing holding. Struggling against credit concerns, a liquidity shortage and a large supply of new issuance, syndicated loans also performed poorly, which had a negative effect on MainStay Floating Rate Fund. With investors flocking to higher-quality bonds, MainStay Indexed Bond Fund was the Fund's best-performing Underlying Fixed Income Fund during the reporting period, followed closely by MainStay Intermediate Term Bond Fund.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                      www.mainstayfunds.com   31

The Fund's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying Funds and on the performance of these Underlying Funds. The Underlying Funds' performance may be lower than the performance of the asset class or classes the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

MainStay Retirement 2030 Fund is a "fund of funds" that invests in other MainStay Funds. The Fund may also invest in unaffiliated Underlying Funds to gain exposure to asset classes not currently offered by MainStay Funds. The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, clients will bear the Fund's direct fees and expenses and will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund.

Because target-date funds are managed to specific retirement dates, investors may be taking on greater risk if the actual year of retirement differs dramatically from the original estimated date. While diversification and shifting to a more conservative investment mix over time helps to manage risk, it does not guarantee earnings growth. Investors do not have the ability to actively manage the investments within target-date funds. The portfolio managers control security selection and asset allocation.

The Fund, through its investment in the Underlying Funds, may be subject to the risks of the Underlying Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

- High-yield securities carry higher risks, and some of the Underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small-cap companies may be more limited than those of larger-capitalization companies.

- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Funds' portfolios will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Funds' portfolios will generally rise.

- The Underlying Floating Rate Fund is generally considered to have speculative characteristics. This Underlying Fund may involve risk of default on principal and interest. The Underlying Floating Rate Fund may also involve risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity.

Short sales involve costs and risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short-sale price, resulting in a loss. When borrowing a security for delivery to a buyer, the Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short.

By investing the proceeds received from selling securities short, the Fund is employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns.

Investment in REITs carries many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes, and changes in interest rates.

Before making an investment in the Fund, you should consider all the risks associated with it.

 32 MainStay Retirement 2030 Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2007


                                                      SHARES      VALUE
AFFILIATED INVESTMENT COMPANIES (98.4%)+
-----------------------------------------------------------------------
EQUITY FUNDS (77.6%)
MainStay Growth Equity Fund Class I                   2,665    $ 35,284
MainStay ICAP Equity Fund Class I                     1,255      62,228
MainStay ICAP International Fund Class I              1,256      56,352
MainStay ICAP Select Equity Fund Class I              1,325      62,277
MainStay International Equity Fund Class I            2,034      37,076
MainStay Large Cap Growth Fund Class I (a)           12,640      94,673
MainStay Large Cap Opportunity Fund Class I             321       3,640
MainStay MAP Fund Class I                             1,296      54,595
MainStay S&P 500 Index Fund Class I                     909      32,842
MainStay Small Cap Growth Fund Class I                1,197      20,963
                                                               --------
                                                                459,930
                                                               --------
FIXED INCOME FUNDS (20.8%)
MainStay Cash Reserves Fund Class I                  47,486      47,486
MainStay Floating Rate Fund Class I                   1,088      10,495
MainStay High Yield Corporate Bond Fund Class I       1,649      10,468
MainStay Indexed Bond Fund Class I                    4,332      46,355
MainStay Intermediate Term Bond Fund Class I            844       8,216
                                                               --------
                                                                123,020
                                                               --------
Total Affiliated Investment Companies
 (Cost $560,018)                                                582,950
                                                               --------

UNAFFILIATED INVESTMENT COMPANIES (9.5%)
-----------------------------------------------------------------------
EQUITY FUNDS (4.7%)
Lazard International Small Cap Portfolio
 Institutional Shares                                   479       9,073
T. Rowe Price Emerging Markets Stock Fund               391      19,147
                                                               --------
                                                                 28,220
                                                               --------
FIXED INCOME FUNDS (4.8%)
American Century International Bond Fund
 Institutional Class                                    710      10,530
JPMorgan Multi-Cap Market Neutral Fund Select
 Class                                                1,644      17,838
                                                               --------
                                                                 28,368
                                                               --------
Total Unaffiliated Investment Companies
 (Cost $51,839)                                                  56,588
                                                               --------
Total Investments
 (Cost $611,857)                                      107.9%    639,538(b)
Liabilities in Excess of
 Cash and Other Assets                                 (7.9)    (47,040)
                                                     ------    --------
Net Assets                                            100.0%   $592,498
                                                     ======    ========

+    Percentages indicated are based on Fund net assets.
(a)  Non-income producing Underlying Fund.
(b)  At October 31, 2007, cost is $612,190 for federal income tax purposes and net unrealized appreciation is as follows:

  Gross unrealized appreciation                                 $28,288
  Gross unrealized depreciation                                    (940)
                                                    -------------------
  Net unrealized appreciation                                   $27,348
                                                    ===================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   33

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2007

ASSETS:
Investment in affiliated investment companies, at
  value (identified cost $560,018)                  $582,950
Investment in unaffiliated investment companies,
  at value (identified cost $51,839)                  56,588
Receivables:
  Manager                                             16,831
  Fund shares sold                                       792
  Investment securities sold                             257
Unamortized offering costs                            60,727
Other assets                                             169
                                                    ---------
    Total assets                                     718,314
                                                    ---------

LIABILITIES:
Payables:
  Offering costs                                      91,216
  Professional fees                                   21,864
  Shareholder communication                            5,063
  Custodian                                            1,846
  Directors                                              473
  Investment securities purchased                        257
  NYLIFE Distributors (See Note 3)                        68
Accrued expenses                                       5,029
                                                    ---------
    Total liabilities                                125,816
                                                    ---------
Net assets                                          $592,498
                                                    =========

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per share)
  550 million shares authorized                     $    559
Additional paid-in capital                           556,561
                                                    ---------
                                                     557,120
Net investment income                                  1,572
Net realized gain on investments                       6,125
Net unrealized appreciation on investments            27,681
                                                    ---------
Net assets                                          $592,498
                                                    =========
CLASS A
Net assets applicable to outstanding shares         $305,781
                                                    =========
Shares of capital stock outstanding                   28,875
                                                    =========
Net asset value per share outstanding               $  10.59
Maximum sales charge (5.50% of offering price)          0.62
                                                    ---------
Maximum offering price per share outstanding        $  11.21
                                                    =========
CLASS I
Net assets applicable to outstanding shares         $286,717
                                                    =========
Shares of capital stock outstanding                   27,053
                                                    =========
Net asset value and offering price per share
  outstanding                                       $  10.60
                                                    =========

 34 MainStay Retirement 2030 Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS

FOR THE PERIOD JUNE 29, 2007 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31,
2007

INVESTMENT INCOME:
INCOME:
  Dividend distributions from affiliated
    investment companies                            $  1,908
  Dividend distributions from unaffiliated
    investment companies                                 135
  Interest                                                 4
                                                    --------
    Total income                                       2,047
                                                    --------
EXPENSES:
  Offering (See Note 3)                               30,489
  Professional fees                                   21,864
  Shareholder communication                            5,063
  Registration                                         4,403
  Custodian                                            2,600
  Directors                                              478
  Distribution/Service--Class A (See Note 3)             241
  Manager (See Note 3)                                   188
  Transfer agent--Class A (See Note 3)                    58
  Transfer agent--Class I (See Note 3)                    54
  Miscellaneous                                        1,755
                                                    --------
    Total expenses before waiver/reimbursement        67,193
  Expense waiver/reimbursement from Manager
    (See Note 3)                                     (66,718)
                                                    --------
    Net expenses                                         475
                                                    --------
Net investment income                                  1,572
                                                    --------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
  Affiliated investment company transactions           5,795
  Unaffiliated investment company transactions           330
                                                    --------
Net realized gain from affiliated and unaffiliated
  investment companies                                 6,125
                                                    --------
Net unrealized appreciation on investments            27,681
                                                    --------
Net realized and unrealized gain on investments       33,806
                                                    --------
Net increase in net assets resulting from
  operations                                        $ 35,378
                                                    ========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   35

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD JUNE 29, 2007 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31,
2007

                                                        2007
INCREASE IN NET ASSETS:
Operations:
 Net investment income                              $  1,572
 Net realized gain from affiliated and
  unaffiliated investment companies                    6,125
 Net unrealized appreciation on investments           27,681
                                                    --------
 Net increase in net assets resulting from
  operations                                          35,378
                                                    --------

Capital share transactions:
 Net proceeds from sale of shares                    624,135
 Cost of shares redeemed                             (67,015)
                                                    --------
   Increase in net assets derived from capital
    share transactions                               557,120
                                                    --------
   Net increase in net assets                        592,498

NET ASSETS:
Beginning of period                                       --
                                                    --------
End of period                                       $592,498
                                                    ========
Net investment income at end of period              $  1,572
                                                    ========

 36 MainStay Retirement 2030 Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                    CLASS A          CLASS I
                                                                  -----------      -----------
                                                                   JUNE 29,         JUNE 29,
                                                                     2007*            2007*
                                                                    THROUGH          THROUGH
                                                                  OCTOBER 31,      OCTOBER 31,
                                                                     2007             2007
Net asset value at beginning of period                              $10.00           $10.00
                                                                  -----------      -----------
Net investment income (a)                                             0.02             0.03
Net realized and unrealized gain on investments                       0.57             0.57
                                                                  -----------      -----------
Total from investment operations                                      0.59             0.60
                                                                  -----------      -----------
Net asset value at end of period                                    $10.59           $10.60
                                                                  ===========      ===========
Total investment return (c)                                           5.90%(b)         6.00%(b)
Ratios (to average net assets)/Supplemental Data:
  Net investment income                                               0.71%+           0.96%+
  Net expenses (d)                                                    0.38%+           0.13%+
  Expenses (before waiver/reimbursement) (d)                         35.87%+          35.62%+
Portfolio turnover rate                                                 42%              42%
Net assets at end of period (in 000's)                              $  306           $  287

*    Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is not annualized.
(c)  Total return is calculated exclusive of sales charge. Class I is not subject to sales charges.
(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   37

MAINSTAY RETIREMENT 2040 FUND

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL             SINCE
TOTAL RETURNS            INCEPTION
----------------------------------
With sales charges         0.26%
Excluding sales charges    6.10

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL             SINCE
TOTAL RETURNS            INCEPTION
----------------------------------
                           6.20%



                                                                          SINCE
BENCHMARK PERFORMANCE                                                   INCEPTION
---------------------------------------------------------------------------------



S&P 500(R) Index(1)                                                       3.65%
MSCI EAFE(R) Index(2)                                                     6.19
Lehman Brothers(R) Aggregate Bond Index(3)                                3.77
Average Lipper mixed-asset target 2030+ fund(4)                           4.98

Performance tables do not reflect any deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. Class A shares are sold with a maximum initial sales charge of 5.5%, no CDSC and an annual 12b-1 fee of .25%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors with a minimum initial investment of $5 million or more. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
1. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
2. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
3. The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Lehman Brothers(R) indices: the Government Index, Corporate Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
4. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

 38 MainStay Retirement 2040 Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY RETIREMENT 2040 FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the period from inception to October 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the since inception period and held for the entire period from inception through October 31, 2007.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the period ended October 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                             ENDING ACCOUNT
                                                     ENDING ACCOUNT                           VALUE (BASED
                                                      VALUE (BASED                          ON HYPOTHETICAL
                                    BEGINNING          ON ACTUAL           EXPENSES          5% ANNUALIZED          EXPENSES
                                     ACCOUNT          RETURNS AND            PAID              RETURN AND             PAID
                                      VALUE            EXPENSES)            DURING          ACTUAL EXPENSES)         DURING
SHARE CLASS                         6/29/07(1)          10/31/07          PERIOD(2,3)           10/31/07           PERIOD(2,3)

CLASS A SHARES                      $1,000.00          $1,062.30             $1.31             $1,015.44              $1.28
------------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                      $1,000.00          $1,062.40             $0.45             $1,016.28              $0.44
------------------------------------------------------------------------------------------------------------------------------

1. Commencement of operations.
2. Expenses are equal to the Fund's net annualized expense ratio of each class (0.38% for Class A and 0.13% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 125 (to reflect the since-inception period). These net expenses do not include the expenses of the Underlying Funds in which the Fund invests.
3. Shares were first offered June 29, 2007. Expenses paid during the period reflect ongoing costs for the period ending October 31, 2007. Had these shares been offered for the six months ended October 31, 2007, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $1.94 and $0.66 for Class A and Class I, respectively, and the ending account value would have been $1,023.10 and $1,024.35 for Class A and Class I.



                                                      www.mainstayfunds.com   39

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2007

(COMPOSITION PIE CHART)

Equity Fund                                                                       88.5
Fixed Income Funds                                                                20.4
Liabilities in Excess of Cash and Other Assets                                    (8.9)

See Portfolio of Investments on page 44 for specific holdings within these categories.

 40 MainStay Retirement 2040 Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Tony Elavia and Jonathan Swaney of New York Life Investment Management LLC

HOW DID MAINSTAY RETIREMENT 2040 FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE PERIOD FROM THE FUND'S INCEPTION ON JUNE 29, 2007, THROUGH OCTOBER 31, 2007?

Excluding all sales charges, MainStay Retirement 2040 Fund returned 6.10% for Class A shares from the Fund's inception on June 29, 2007, through October 31, 2007. Over the same period, Class I shares returned 6.20%. Both share classes outperformed the 4.98% return of the average Lipper(1) mixed-asset target 2030+ fund and the 3.65% return of the S&P 500(R) Index(2) from the Fund's inception through October 31, 2007. The S&P 500(R) Index is the Fund's broad-based securities-market index. See page 38 for Fund returns with sales charges.

HOW DID YOU DETERMINE THE FUND'S ALLOCATION AMONG THE UNDERLYING FUNDS?

MainStay Retirement 2040 Fund invests in other Funds, which are referred to as Underlying Funds. Throughout the reporting period, we emphasized Underlying Funds with larger average capitalizations and a stronger growth orientation. This decision was based on the belief that the dominance of small-cap stocks and value names, which had continued for several years, would eventually reverse itself as valuations in these market segments became increasingly skewed relative to historical norms. The Fund benefited from this allocation.

WERE THERE ANY SIGNIFICANT CHANGES IN THE ALLOCATIONS TO UNDERLYING FUNDS?

Aside from establishing the Fund's initial positions, there were no material changes to the Fund's portfolio during the reporting period.

DURING THE REPORTING PERIOD, WHICH UNDERLYING FUNDS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST?

T. Rowe Price Emerging Market Equity Fund, which benefited both from a weak dollar and surging third-world economies, was the best-performing Underlying Fund in which the Fund invested. MainStay Large Cap Growth Fund was the Fund's second-best performer. The worst-performing Underlying Funds owned by the Fund were MainStay Small Cap Growth Fund and the value-oriented MainStay Large Cap Opportunity Fund.

DURING THE REPORTING PERIOD, WHICH UNDERLYING FUNDS MADE THE GREATEST POSITIVE CONTRIBUTIONS TO THE FUND'S PERFORMANCE AND WHICH DETRACTED?

The largest positive contributions to the Fund's performance came from MainStay Large Cap Growth Fund and MainStay Growth Equity Fund, both of which had strong results and relatively large allocations. Positions in MainStay Large Cap Opportunity Fund and MainStay Small Cap Growth Fund detracted slightly from the Fund's performance during the reporting period.

WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED-INCOME PORTION OF THE FUND?

During the four-month reporting period, interest rates declined across the maturity spectrum. Unfortunately, corporate bond prices generally declined as well. Credit spreads(3) widened amid rising defaults in the subprime-mortgage market and Federal Reserve action to increase liquidity and contain borrowing costs. Credit instruments such as high-yield bonds and bank loans generated low or negative returns during the reporting period, while higher-quality bonds fared much better. Treasury Inflation Protected Securities (TIPS) were the best performing fixed-income segment during the reporting period. With short-term interest rates declining, investors flocked to the safety of government-issued obligations designed to help protect against rising inflation.

During the summer, an unusual set of circumstances arose that caused extreme turbulence for quantitative equity investors. Unusual price movements may have resulted from credit losses at large hedge funds that required liquidation of sizeable equity positions. JPMorgan Multi-Cap Market Neutral Fund,(4) an Underlying Fixed Income Fund was caught in the midst of this turmoil and experienced an unexpectedly large short-term loss. While much of that loss was subse-


1. See footnote on page 38 for more information on Lipper Inc.
2. See footnote on page 38 for more information on the S&P 500(R) Index.
3. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
4. We have categorized JPMorgan Multi-Cap Market Neutral Fund as an Underlying Fixed Income Fund, even though it invests primarily in equity securities. This Underlying Fund is short and long in equal measure, so that its net investment is 100% cash, and thus has the investment characteristics of a cash investment. As a "cash-plus" product, JPMorgan Multi-Cap Market Neutral Fund qualifies as an Underlying Fixed Income Fund.

THE DISCLOSURE ON PAGE 43 IS AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

                                                      www.mainstayfunds.com   41
quently recouped, this Underlying Fund nevertheless finished the four-month reporting period as the Fund's worst-performing holding. Struggling against credit concerns, a liquidity shortage and a large supply of new issuance, syndicated loans also performed poorly, which had a negative effect on MainStay Floating Rate Fund. With investors flocking to higher-quality bonds, MainStay Indexed Bond Fund was the Fund's best-performing Underlying Fixed Income Fund during the reporting period, followed closely by MainStay Intermediate Term Bond Fund.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 42 MainStay Retirement 2040 Fund

The Fund's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying Funds and on as the performance of these Underlying Funds. The Underlying Funds' performance may be lower than the performance of the asset class or classes the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

MainStay Retirement 2040 Fund is a "fund of funds" that invests in other MainStay Funds. The Fund may also invest in unaffiliated Underlying Funds to gain exposure to asset classes not currently offered by MainStay Funds. The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, clients will bear the Funds' direct fees and expenses and will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund.

Because target-date funds are managed to specific retirement dates, investors may be taking on greater risk if the actual year of retirement differs dramatically from the original estimated date. While diversification and shifting to a more conservative investment mix over time helps to manage risk, it does not guarantee earnings growth. Investors do not have the ability to actively manage the investments within target-date funds. The portfolio managers control security selection and asset allocation.

The Fund, through its investment in the Underlying Funds, may be subject to the risks of the Underlying Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

- High-yield securities carry higher risks, and some of the Underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small-cap companies may be more limited than those of larger-capitalization companies.

- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Funds' portfolios will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Funds' portfolios will generally rise.

- The Underlying Floating Rate Fund is generally considered to have speculative characteristics. This Underlying Fund may involve risk of default on principal and interest. The Underlying Floating Rate Fund may also involve risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity.

Short sales involve costs and risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short-sale price, resulting in a loss. When borrowing a security for delivery to a buyer, the Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short.

By investing the proceeds received from selling securities short, the Fund is employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns.

Investment in REITs carries many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes, and changes in interest rates.

Before making an investment in the Fund, you should consider all the risks associated with it.

                                                      www.mainstayfunds.com   43

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2007


                                                       SHARES      VALUE
AFFILIATED INVESTMENT COMPANIES (100.2%)+
------------------------------------------------------------------------
EQUITY FUNDS (83.2%)
MainStay Growth Equity Fund Class I                     2,325   $ 30,777
MainStay ICAP Equity Fund Class I                       1,181     58,574
MainStay ICAP International Fund Class I                1,204     54,006
MainStay ICAP Select Equity Fund Class I                1,242     58,369
MainStay International Equity Fund Class I              1,969     35,899
MainStay Large Cap Growth Fund Class I (a)             12,427     93,074
MainStay Large Cap Opportunity Fund Class I               315      3,576
MainStay MAP Fund Class I                               1,257     52,950
MainStay S&P 500 Index Fund Class I                       954     34,466
MainStay Small Cap Growth Fund Class I                  1,479     25,912
                                                                --------
                                                                 447,603
                                                                --------
FIXED INCOME FUNDS (17.0%)
MainStay Cash Reserves Fund Class I                    47,776     47,776
MainStay Floating Rate Fund Class I                       643      6,207
MainStay High Yield Corporate Bond Fund Class I           979      6,216
MainStay Indexed Bond Fund Class I                      2,465     26,375
MainStay Intermediate Term Bond Fund Class I              476      4,630
                                                                --------
                                                                  91,204
                                                                --------
Total Affiliated Investment Companies
 (Cost $516,963)                                                 538,807
                                                                --------

UNAFFILIATED INVESTMENT COMPANIES (8.7%)
------------------------------------------------------------------------
EQUITY FUNDS (5.3%)
Lazard International Small Cap Portfolio
 Institutional Shares                                     482      9,128
T. Rowe Price Emerging Markets Stock Fund                 392     19,204
                                                                --------
                                                                  28,332
                                                                --------
FIXED INCOME FUNDS (3.4%)
American Century International Bond Fund
 Institutional Class                                      426      6,323
JPMorgan Multi-Cap Market Neutral Fund Select
 Class                                                  1,122     12,175
                                                                --------
                                                                  18,498
                                                                --------
Total Unaffiliated Investment Companies
 (Cost $42,326)                                                   46,830
                                                                --------
Total Investments
 (Cost $559,289)                                        108.9%   585,637(b)
Liabilities in Excess of
 Cash and Other Assets                                   (8.9)   (47,881)
                                                    ---------   --------
Net Assets                                              100.0%  $537,756
                                                    =========   ========

+    Percentages indicated are based on Fund net assets.
(a)  Non-income producing Underlying Fund.
(b)  At October 31, 2007, cost is $559,372 for federal income tax purposes and net unrealized appreciation is as follows:

    Gross unrealized appreciation                                   $27,130
    Gross unrealized depreciation                                      (865)
                                                        -------------------
    Net unrealized appreciation                                     $26,265
                                                        ===================

 44 MainStay Retirement 2040 Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2007

ASSETS:
Investment in affiliated investment companies, at
  value (identified cost $516,963)                  $538,807
Investment in unaffiliated investment companies,
  at value (identified cost $42,326)                  46,830
Receivables:
  Manager                                             16,776
  Investment securities sold                             298
  Fund shares sold                                       220
Unamortized offering costs                            60,727
Other assets                                             169
                                                    ---------
    Total assets                                     663,827
                                                    ---------

LIABILITIES:
Payables:
  Offering costs                                      91,216
  Professional fees                                   21,864
  Shareholder communication                            5,063
  Custodian                                            2,068
  Directors                                              473
  Investment securities purchased                        298
  NYLIFE Distributors (See Note 3)                        59
Accrued expenses                                       5,030
                                                    ---------
    Total liabilities                                126,071
                                                    ---------
Net assets                                          $537,756
                                                    =========

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per share)
  550 million shares authorized                     $    507
Additional paid-in capital                           506,175
                                                    ---------
                                                     506,682
Net investment income                                  1,056
Net realized gain on investments                       3,670
Net unrealized appreciation on investments            26,348
                                                    ---------
Net assets                                          $537,756
                                                    =========
CLASS A
Net assets applicable to outstanding shares         $265,151
                                                    =========
Shares of capital stock outstanding                   25,000
                                                    =========
Net asset value per share outstanding               $  10.61
Maximum sales charge (5.50% of offering price)          0.62
                                                    ---------
Maximum offering price per share outstanding        $  11.23
                                                    =========
CLASS I
Net assets applicable to outstanding shares         $272,605
                                                    =========
Shares of capital stock outstanding                   25,682
                                                    =========
Net asset value and offering price per share
  outstanding                                       $  10.61
                                                    =========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   45

STATEMENT OF OPERATIONS

FOR THE PERIOD JUNE 29, 2007 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31,
2007

INVESTMENT INCOME:
INCOME:
  Dividend distributions from affiliated
    investment companies                            $  1,394
  Dividend distributions from unaffiliated
    investment companies                                  82
  Interest                                                 2
                                                    --------
    Total income                                       1,478
                                                    --------
EXPENSES:
  Offering (See Note 3)                               30,489
  Professional fees                                   21,864
  Shareholder communication                            5,063
  Registration                                         4,403
  Custodian                                            2,600
  Directors                                              477
  Distribution/Service--Class A (See Note 3)             211
  Manager (See Note 3)                                   170
  Transfer agent--Class I (See Note 3)                    51
  Miscellaneous                                        1,755
                                                    --------
    Total expenses before waiver/reimbursement        67,083
  Expense waiver/reimbursement from Manager (See
    Note 3)                                          (66,661)
                                                    --------
    Net expenses                                         422
                                                    --------
Net investment income                                  1,056
                                                    --------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
  Affiliated investment company transactions           3,397
  Unaffiliated investment company transactions           273
                                                    --------
Net realized gain from affiliated and unaffiliated
  investment companies                                 3,670
                                                    --------
Net unrealized appreciation on investments            26,348
                                                    --------
Net realized and unrealized gain on investments       30,018
                                                    --------
Net increase in net assets resulting from
  operations                                        $ 31,074
                                                    ========

 46 MainStay Retirement 2040 Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD JUNE 29, 2007 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31,
2007

                                                       2007
INCREASE IN NET ASSETS:
Operations:
 Net investment income                             $  1,056
 Net realized gain from affiliated and
  unaffiliated investment companies                   3,670
 Net unrealized appreciation on investments          26,348
                                                   --------
 Net increase in net assets resulting from
  operations                                         31,074
                                                   --------

Capital share transactions:
 Net proceeds from sale of shares                   506,732
 Cost of shares redeemed                                (50)
                                                   --------
   Increase in net assets derived from capital
    share transactions                              506,682
                                                   --------
   Net increase in net assets                       537,756

NET ASSETS:
Beginning of period                                      --
                                                   --------
End of period                                      $537,756
                                                   ========
Net investment income at end of period             $  1,056
                                                   ========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   47

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                    CLASS A          CLASS I
                                                                  -----------      -----------
                                                                   JUNE 29,         JUNE 29,
                                                                     2007*            2007*
                                                                    THROUGH          THROUGH
                                                                  OCTOBER 31,      OCTOBER 31,
                                                                     2007             2007
Net asset value at beginning of period                              $10.00           $10.00
                                                                  -----------      -----------
Net investment income (a)                                             0.02             0.03
Net realized and unrealized gain on investments                       0.59             0.58
                                                                  -----------      -----------
Total from investment operations                                      0.61             0.61
                                                                  -----------      -----------
Net asset value at end of period                                    $10.61           $10.61
                                                                  ===========      ===========
Total investment return (c)                                           6.10%(b)         6.20%(b)
Ratios (to average net assets)/Supplemental Data:
  Net investment income                                               0.49%+           0.75%+
  Net expenses (d)                                                    0.38%+           0.13%+
  Expenses (before waiver/reimbursement) (d)                         39.66%+          39.47%+
Portfolio turnover rate                                                 25%              25%
Net assets at end of period (in 000's)                              $  265           $  273

*    Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is not annualized.
(c)  Total return is calculated exclusive of sales charge. Class I is not subject to sales charges.
(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

 48 MainStay Retirement 2040 Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY RETIREMENT 2050 FUND

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL             SINCE
TOTAL RETURNS            INCEPTION
----------------------------------
With sales charges         0.45%
Excluding sales charges    6.30

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL             SINCE
TOTAL RETURNS            INCEPTION
----------------------------------
                           6.40%



                                                                          SINCE
BENCHMARK PERFORMANCE                                                   INCEPTION
---------------------------------------------------------------------------------



S&P 500(R) Index(1)                                                       3.65%
MSCI EAFE(R) Index(2)                                                     6.19
Lehman Brothers(R) Aggregate Bond Index(3)                                3.77
Average Lipper mixed-asset target 2030+ fund(4)                           4.98

Performance tables do not reflect any deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. Class A shares are sold with a maximum initial sales charge of 5.5%, no CDSC and an annual 12b-1 fee of .25%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors with a minimum initial investment of $5 million or more. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
1. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
2. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
3. The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Lehman Brothers(R) indices: the Government Index, Corporate Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
4. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

                                                      www.mainstayfunds.com   49

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY RETIREMENT 2050 FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the period from inception, to October 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the since inception period and held for the entire period from inception, through October 31, 2007.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the period ended October 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                ENDING ACCOUNT
                                                       ENDING ACCOUNT                          VALUE (BASED ON
                                                       VALUE (BASED ON                           HYPOTHETICAL
                                      BEGINNING        ACTUAL RETURNS         EXPENSES          5% ANNUALIZED          EXPENSES
                                       ACCOUNT               AND                PAID              RETURN AND             PAID
                                        VALUE             EXPENSES)            DURING          ACTUAL EXPENSES)         DURING
SHARE CLASS                           6/29/07(1)          10/31/07           PERIOD(2,3)           10/31/07           PERIOD(2,3)

CLASS A SHARES                        $1,000.00           $1,064.30             $1.31             $1,015.44              $1.28
---------------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00           $1,064.40             $0.45             $1,016.28              $0.44
---------------------------------------------------------------------------------------------------------------------------------

1. Commencement of operations.
2. Expenses are equal to the Fund's net annualized expense ratio of each class (0.38% for Class A and 0.13% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 125 (to reflect the since-inception period). These net expenses do not include the expenses of the Underlying funds in which the Fund invests.
3. Shares were first offered June 29, 2007. Expenses paid during the period reflect ongoing costs for the period ending October 31, 2007. Had these shares been offered for the six months ended October 31, 2007, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $1.94 and $0.66 for Class A and Class I, respectively, and the ending account value would have been $1,023.10 and $1,024.35 for Class A and Class I.

 50 MainStay Retirement 2050 Fund

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2007

(COMPOSITION PIE CHART)

Equity Fund                                                                       94.0
Fixed Income Funds                                                                14.8
Liabilities in Excess of Cash and Other Assets                                    (8.8)

See Portfolio of Investments on page 55 for specific holdings within these categories.

                                                      www.mainstayfunds.com   51

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Tony Elavia and Jonathan Swaney of New York Life Investment Management LLC

HOW DID MAINSTAY RETIREMENT 2050 FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE PERIOD FROM THE FUNDS INCEPTION ON JUNE 29, 2007, THROUGH OCTOBER 31, 2007?

Excluding all sales charges, MainStay Retirement 2050 Fund returned 6.30% for Class A shares from the Fund's inception on June 29, 2007, through October 31, 2007. Over the same period, Class I shares returned 6.40%. Both share classes outperformed the 4.98% return of the average Lipper(1) mixed-asset target 2030+ fund and the 3.65% return of the S&P 500(R) Index(2) from the Fund's inception through October 31, 2007. The S&P 500(R) Index is the Fund's broad-based securities market index. See page 49 for Fund returns with sales charges.

HOW DID YOU DETERMINE THE FUND'S ALLOCATION AMONG THE UNDERLYING FUNDS?

MainStay Retirement 2050 Fund invests in other Funds, which are referred to as Underlying Funds. Throughout the reporting period, we emphasized Underlying Funds with larger average capitalizations and a stronger growth orientation. This decision was based on the belief that the dominance of small-cap stocks and value names, which had continued for several years, would eventually reverse itself as valuations in these market segments became increasingly skewed relative to historical norms. The Fund benefited from this allocation.

WERE THERE ANY SIGNIFICANT CHANGES IN THE ALLOCATIONS TO UNDERLYING FUNDS?

Aside from establishing the Fund's initial positions, there were no material changes to the Fund's portfolio during the reporting period.

DURING THE REPORTING PERIOD, WHICH UNDERLYING FUNDS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST?

T. Rowe Price Emerging Market Equity Fund, which benefited both from a weak dollar and surging third-world economies was the best-performing Underlying Fund in which the Fund invested. MainStay Large Cap Growth Fund was the Fund's second-best performer. The worst-performing Underlying Funds owned by the Fund were MainStay Small Cap Growth Fund and the value-oriented MainStay Large Cap Opportunity Fund.

DURING THE REPORTING PERIOD, WHICH UNDERLYING FUNDS MADE THE GREATEST POSITIVE CONTRIBUTIONS TO THE FUND'S PERFORMANCE AND WHICH DETRACTED?

The largest positive contributions to the Fund's performance came from MainStay Large Cap Growth Fund and MainStay Growth Equity Fund, both of which had strong results and relatively large allocations. Positions in MainStay Large Cap Opportunity Fund and MainStay Small Cap Growth Fund detracted slightly from the Fund's performance during the reporting period.

WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED-INCOME PORTION OF THE FUND?

During the four-month reporting period, interest rates declined across the maturity spectrum. Unfortunately, corporate bond prices generally declined as well. Credit spreads(3) widened amid rising defaults in the subprime-mortgage market and Federal Reserve action to increase liquidity and contain borrowing costs. Credit instruments such as high-yield bonds and bank loans generated low or negative returns during the reporting period, while higher-quality bonds fared much better. Treasury Inflation Protected Securities (TIPS) were the best-performing fixed-income segment during the reporting period. With short-term interest rates declining, investors flocked to the safety of government-issued obligations designed to help protect against rising inflation.

During the summer, an unusual set of circumstances arose that caused extreme turbulence for quantitative equity investors. Unusual price movements may have resulted from credit losses at large hedge funds that required liquidation of sizeable equity positions. JPMorgan Multi-Cap Market Neutral Fund,(4) an Underlying Fixed Income Fund, was caught in the midst of this turmoil and experienced an unexpectedly large short-term loss. While much of that loss was subse-


1. See footnote on page 49 for more information on Lipper Inc.
2. See footnote on page 49 for more information on the S&P 500(R) Index.
3. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
4. We have categorized JPMorgan Multi-Cap Market Neutral Fund as an Underlying Fixed Income Fund, even though it invests primarily in equity securities. This Underlying Fund is short and long in equal measure, so that its net investment is 100% cash, and thus has the investment characteristics of a cash investment. As a "cash-plus" product, JPMorgan Multi-Cap Market Neutral Fund qualifies as an Underlying Fixed Income Fund.

THE DISCLOSURE ON PAGE 54 IS AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

 52 MainStay Retirement 2050 Fund
quently recouped, this Underlying Fund nevertheless finished the four-month reporting period as the Fund's worst-performing holding. Struggling against credit concerns, a liquidity shortage and a large supply of new issuance, syndicated loans also performed poorly, which had a negative effect on MainStay Floating Rate Fund. With investors flocking to higher-quality bonds, MainStay Indexed Bond Fund was the Fund's best-performing Underlying Fixed Income Fund during the reporting period, followed closely by MainStay Intermediate Term Bond Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                      www.mainstayfunds.com   53

The Fund's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying Funds and on as the performance of these Underlying Funds. The Underlying Funds' performance may be lower than the performance of the asset class or classes the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

MainStay Retirement 2050 Fund is a "fund of funds" that normally invests in other MainStay Funds. The Fund may also invest in unaffiliated Underlying Funds to gain exposure to asset classes not currently offered by MainStay Funds. The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, clients will bear the Fund's direct fees and expenses and will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund.

Because target-date funds are managed to specific retirement dates, investors may be taking on greater risk if the actual year of retirement differs dramatically from the original estimated date. While diversification and shifting to a more conservative investment mix over time helps to manage risk, it does not guarantee earnings growth. Investors do not have the ability to actively manage the investments within target-date funds. The portfolio managers control security selection and asset allocation.

The Fund, through its investment in the Underlying Funds, may be subject to the risks of the Underlying Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

- High-yield securities carry higher risks, and some of the Underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small-cap companies may be more limited than those of larger-capitalization companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Funds' portfolios will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Funds' portfolios will generally rise.

- The Underlying Floating Rate Fund is generally considered to have speculative characteristics. This Underlying Fund may involve risk of default on principal and interest. The Underlying Floating Rate Fund may also involve risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity.

Short sales involve costs and risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short-sale price, resulting in a loss. When borrowing a security for delivery to a buyer, the Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short.

By investing the proceeds received from selling securities short, the Fund is employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns.

Investment in REITs carries many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes, and changes in interest rates.

Before making an investment in the Fund, you should consider all the risks associated with it.

 54 MainStay Retirement 2050 Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2007


                                                       SHARES      VALUE
AFFILIATED INVESTMENT COMPANIES (101.1%)+
------------------------------------------------------------------------
EQUITY FUNDS (88.1%)
MainStay Common Stock Fund Class I                        758   $ 12,265
MainStay Growth Equity Fund Class I                     2,487     32,926
MainStay ICAP Equity Fund Class I                       1,201     59,565
MainStay ICAP International Fund Class I                1,361     61,069
MainStay ICAP Select Equity Fund Class I                1,268     59,594
MainStay International Equity Fund Class I              2,227     40,594
MainStay Large Cap Growth Fund Class I (a)             12,923     96,797
MainStay Large Cap Opportunity Fund Class I             1,076     12,207
MainStay MAP Fund Class I                                 733     30,880
MainStay S&P 500 Index Fund Class I                     1,024     37,003
MainStay Small Cap Growth Fund Class I                  2,024     35,460
                                                                --------
                                                                 478,360
                                                                --------
FIXED INCOME FUNDS (13.0%)
MainStay Cash Reserves Fund Class I                    47,692     47,692
MainStay Floating Rate Fund Class I                       341      3,286
MainStay High Yield Corporate Bond Fund Class I           517      3,286
MainStay Indexed Bond Fund Class I                      1,305     13,961
MainStay Intermediate Term Bond Fund Class I              254      2,468
                                                                --------
                                                                  70,693
                                                                --------
Total Affiliated Investment Companies
 (Cost $526,040)                                                 549,053
                                                                --------

UNAFFILIATED INVESTMENT COMPANIES (7.7%)
------------------------------------------------------------------------
EQUITY FUNDS (5.9%)
Lazard International Small Cap Portfolio
 Institutional Shares                                     531     10,057
T. Rowe Price Emerging Markets Stock Fund                 449     22,009
                                                                --------
                                                                  32,066
                                                                --------


                                                       SHARES      VALUE
FIXED INCOME FUNDS (1.8%)
American Century International Bond Fund
 Institutional Class                                      226   $  3,347
JPMorgan Multi-Cap Market Neutral Fund Select
 Class                                                    593      6,437
                                                                --------
                                                                   9,784
                                                                --------
Total Unaffiliated Investment Companies
 (Cost $36,703)                                                   41,850
                                                                --------
Total Investments
 (Cost $562,743)                                        108.8%   590,903(b)
Liabilities in Excess of
 Cash and Other Assets                                   (8.8)   (47,810)
                                                    ---------   --------
Net Assets                                              100.0%  $543,093
                                                    =========   ========

+    Percentages indicated are based on Fund net assets.
(a)  Non-income producing Underlying Fund.
(b)  At October 31, 2007, cost is $562,803 for federal income tax purposes and net unrealized appreciation is as follows:

    Gross unrealized appreciation                                   $29,020
    Gross unrealized depreciation                                      (920)
                                                        -------------------
    Net unrealized appreciation                                     $28,100
                                                        ===================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   55

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2007

ASSETS:
Investment in affiliated investment companies, at
  value (identified cost $526,040)                  $549,053
Investment in unaffiliated investment companies,
  at value identified cost $36,703)                   41,850
Receivables:
  Manager                                             16,937
  Investment securities sold                             290
  Fund shares sold                                       185
Unamortized offering costs                            60,727
Other assets                                             169
                                                    ---------
    Total assets                                     669,211
                                                    ---------

LIABILITIES:
Payables:
  Offering costs                                      91,216
  Professional fees                                   21,864
  Shareholder communication                            5,063
  Custodian                                            2,014
  Directors                                              473
  Investment securities purchased                        290
  Transfer agent (See Note 3)                            108
  NYLIFE Distributors (See Note 3)                        60
Accrued expenses                                       5,030
                                                    ---------
    Total liabilities                                126,118
                                                    ---------
Net assets                                          $543,093
                                                    =========

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per share)
  550 million shares authorized                     $    511
Additional paid-in capital                           510,518
                                                    ---------
                                                     511,029
Net investment income                                    718
Net realized gain on investments                       3,186
Net unrealized appreciation on investments            28,160
                                                    ---------
Net assets                                          $543,093
                                                    =========
CLASS A
Net assets applicable to outstanding shares         $270,319
                                                    =========
Shares of capital stock outstanding                   25,447
                                                    =========
Net asset value per share outstanding               $  10.62
Maximum sales charge (5.50% of offering price)          0.62
                                                    ---------
Maximum offering price per share outstanding        $  11.24
                                                    =========
CLASS I
Net assets applicable to outstanding shares         $272,774
                                                    =========
Shares of capital stock outstanding                   25,656
                                                    =========
Net asset value and offering price per share
  outstanding                                       $  10.63
                                                    =========

 56 MainStay Retirement 2050 Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS

FOR THE PERIOD JUNE 29, 2007 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31,
2007

INVESTMENT INCOME:
INCOME:
  Dividend distributions from affiliated
    investment companies                            $  1,092
  Dividend distributions from unaffiliated
    investment companies                                  51
  Interest                                                 2
                                                    --------
    Total income                                       1,145
                                                    --------
EXPENSES:
  Offering (See Note 3)                               30,489
  Professional fees                                   21,864
  Shareholder communication                            5,063
  Registration                                         4,403
  Custodian                                            2,600
  Directors                                              478
  Distribution/Service--Class A (See Note 3)             214
  Transfer agent--Class A (See Note 3)                   212
  Manager (See Note 3)                                   171
  Miscellaneous                                        1,755
                                                    --------
    Total expenses before waiver/reimbursement        67,249
  Expense waiver/reimbursement from Manager
    (See Note 3)                                     (66,822)
                                                    --------
    Net expenses                                         427
                                                    --------
Net investment income                                    718
                                                    --------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
  Affiliated investment company transactions           2,862
  Unaffiliated investment company transactions           324
                                                    --------
Net realized gain from affiliated and unaffiliated
  investment companies                                 3,186
                                                    --------
Net unrealized appreciation on investments            28,160
                                                    --------
Net realized and unrealized gain on investments       31,346
                                                    --------
Net increase in net assets resulting from
  operations                                        $ 32,064
                                                    ========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   57

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD JUNE 29, 2007 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31,
2007

                                                       2007
INCREASE IN NET ASSETS:
Operations:
 Net investment income                             $    718
 Net realized gain from affiliated and
  unaffiliated investment companies                   3,186
 Net unrealized appreciation on investments          28,160
                                                   --------
 Net increase in net assets resulting from
  operations                                         32,064
                                                   --------

Capital share transactions:
 Net proceeds from sale of shares                   512,725
 Cost of shares redeemed                             (1,696)
                                                   --------
   Increase in net assets derived from capital
    share transactions                              511,029
                                                   --------
   Net increase in net assets                       543,093

NET ASSETS:
Beginning of period                                      --
                                                   --------
End of period                                      $543,093
                                                   ========
Net investment income at end of period             $    718
                                                   ========

 58 MainStay Retirement 2050 Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                CLASS A                          CLASS I
                                                              -----------                      -----------
                                                               JUNE 29,                         JUNE 29,
                                                                 2007*                            2007*
                                                                THROUGH                          THROUGH
                                                              OCTOBER 31,                      OCTOBER 31,
                                                                 2007                             2007
Net asset value at beginning of period                          $10.00                           $10.00
                                                              -----------                      -----------
Net investment income (a)                                         0.01                             0.02
Net realized and unrealized gain on investments                   0.61                             0.61
                                                              -----------                      -----------
Total from investment operations                                  0.62                             0.63
                                                              -----------                      -----------
Net asset value at end of period                                $10.62                           $10.63
                                                              ===========                      ===========
Total investment return (c)                                       6.30%(b)                         6.40%(b)
Ratios (to average net assets)/Supplemental Data:
  Net investment income                                           0.29%+                           0.55%+
  Net expenses (d)                                                0.38%+                           0.13%+
  Expenses (before waiver/reimbursement) (d)                     39.60%+                          39.11%+
Portfolio turnover rate                                             24%                              24%
Net assets at end of period (in 000's)                          $  270                           $  273

*    Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is not annualized.
(c)  Total return is calculated exclusive of sales charge. Class I is not subject to sales charges.
(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   59

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company and is comprised of twenty-two funds (collectively referred to as the "Funds" and each individually, referred to as a "Fund"). These financial statements and notes relate to the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund and MainStay Retirement 2050 Fund; each is a diversified fund.

The Funds currently offer five classes of shares. Class A shares, Class I shares, Class R1 shares, Class R2 shares, and Class R3 shares commenced on June 29, 2007. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class I, Class R1, Class R2 and Class R3 shares are not subject to a sales charge. The five classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions. Class I and Class R1 shares are not subject to a distribution or service fee. Class R1, Class R2 and Class R3 shares are authorized to pay to New York Life Investment Management LLC, its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1, Class R2 or Class R3 shares, a shareholder service fee. There were no shares outstanding, as of October 31, 2007 for the Class R1 shares, Class R2 shares, and Class R3 shares.

The investment objective for each of the Funds is as follows:

The RETIREMENT 2010 FUND is managed for the typical investor seeking to retire between the years 2006 and 2015.

The RETIREMENT 2020 FUND is managed for the typical investor seeking to retire between the years 2016 and 2025.

The RETIREMENT 2030 FUND is managed for the typical investor seeking to retire between the years 2026 and 2035.

The RETIREMENT 2040 FUND is managed for the typical investor seeking to retire between the years 2036 and 2045.

The RETIREMENT 2050 FUND is managed for the typical investor seeking to retire between the years 2046 and 2055.

The Funds may invest in other funds of the Company as well as funds of Eclipse Funds and The MainStay Funds, each a Massachusetts business trust and ICAP Funds, Inc., a Maryland Corporation, for which New York Life Investment Management LLC also serves as manager ("underlying funds"). The Funds may also invest in other unaffiliated funds.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Funds prepare their financial statements in accordance with accounting principles generally accepted in the United States of America and follow the significant accounting policies described below.

(A) SECURITIES VALUATION. Investments in underlying funds are valued at their net asset value at the close of business each day. Securities in the affiliated underlying funds are valued as described below.

Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, as defined in Note 3, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business.

Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange on each day the Funds are open for business ("valuation date"); such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Funds' Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not a current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Funds' investment adviser or sub-adviser (if applicable), reflect the security's market value; a security where the trading on that security's principal market is temporarily closed at a time when, under normal condi-

 60 MainStay Funds
tions, it would be open. At October 31, 2007, the Funds did not hold securities that were valued in such a manner.

(B) FEDERAL INCOME TAXES. Each of the Funds is treated as a separate entity for federal income tax purposes. The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Fund within the allowable time limits. Therefore, no federal income tax provision is required.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Funds intend to declare and pay dividends of net investment income and distributions of net realized capital gains, if any, annually. All dividends and distributions are reinvested in shares of the respective Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Funds from the underlying funds are recorded on the ex-dividend date.

Investment income and realized and unrealized gains and losses on investments of the Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B) on page
61) are allocated to separate classes of shares based upon their relative net assets value on the date the expenses are incurred. The expenses borne by each Fund, including those of related parties to the Funds, are shown in the Statement of Operations.

In addition, the Funds bear a pro rata share of the fees and expenses of the underlying funds in which they invest. Because the underlying funds have varied expense and fee levels and the Funds may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the Funds may vary.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) OFFERING COSTS. Costs incurred by the Funds in connection with the commencement of the Funds' operations are being amortized on a straight line basis over twelve months.

(H) INDEMNIFICATIONS. In the normal course of business, the Funds enter into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Funds.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or "Manager") a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Funds' Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Funds. The Manager also pays the salaries and expenses of all personnel affiliated with the Funds and all the operational expenses that are not the responsibility of the Funds. The Funds are advised by NYLIM directly, without a subadvisor.

Each Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.10% of the average daily net assets of the respective Fund. NYLIM has also contractually agreed to waive this fee so that the management fee is 0.00%. Each Fund also indirectly pays a proportionate share of the management fees paid to the Manager by the underlying funds in which each Fund invests.

Effective June 29, 2007, NYLIM has entered into a written expense limitation agreement under which it has agreed to reimburse the expenses of the appropriate class of the Funds so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Class A, 0.375%; Class I, 0.125%; Class R1, 0.225%; Class R2, 0.475% and Class R3, 0.725%. NYLIM may recoup the amount of any expense reimbursements from the Funds pursuant to the agreements if such action does not cause the Funds to

                                                      www.mainstayfunds.com   61
exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. This expense limitation may be modified or terminated only with the approval of the Board of Directors.

For the year ended October 31, 2007, NYLIM earned fees from the Funds as follows:

                                                                        TOTAL
MainStay Retirement 2010 Fund                                            $217
MainStay Retirement 2020 Fund                                             190
MainStay Retirement 2030 Fund                                             188
MainStay Retirement 2040 Fund                                             170
MainStay Retirement 2050 Fund                                             171
-----------------------------------------------------------------------------

For the year ended October 31, 2007, NYLIM waived/reimbursed fees from the Funds as follows:

                                                                         TOTAL
MainStay Retirement 2010 Fund                                           $66,707
MainStay Retirement 2020 Fund                                            66,825
MainStay Retirement 2030 Fund                                            66,718
MainStay Retirement 2040 Fund                                            66,661
MainStay Retirement 2050 Fund                                            66,822
-------------------------------------------------------------------------------

As of October 31, 2007, the amounts of waived/reimbursed fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

                                   OCTOBER 31,
                                      2010            TOTAL
MainStay Retirement 2010 Fund        $66,490         $66,490
MainStay Retirement 2020 Fund         66,635          66,635
MainStay Retirement 2030 Fund         66,530          66,530
MainStay Retirement 2040 Fund         66,491          66,491
MainStay Retirement 2050 Fund         66,651          66,651
-------------------------------------------------------------

State Street Bank & Trust Company ("SSBT"), One Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Funds pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective net asset values, and assisting NYLIM in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, SSBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Funds, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Funds, with respect to Class A, Class R2 and Class R3 shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plans and Class R2 Plans, the Distributor receives a monthly distribution fee from the Funds at an annual rate of 0.25% of the average daily net assets of the Funds' Class A and Class R2 shares, which is an expense of the Class A and Class R2 shares of the Funds for distribution or service activities as designated by the Distributor. Pursuant to the Class R3 Plans, the Distributor receives a monthly distribution fee from the Funds at the annual rate of 0.50% of the average daily net assets of the Funds' Class R3 shares, which is an expense of the Class R3 shares of the Funds for distribution or service activities as designated by the Distributor. Class I and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Funds' shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R1, Class R2 and Class R3 shares.

(C) SALES CHARGES. The Retirement 2020 Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $5 for the period ended October 31, 2007.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Funds' transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Funds, for the period ended October 31, 2007, were as follows:

                                                                         TOTAL
MainStay Retirement 2010 Fund                                             $109
MainStay Retirement 2020 Fund                                              220
MainStay Retirement 2030 Fund                                              112
MainStay Retirement 2040 Fund                                               51
MainStay Retirement 2050 Fund                                              212
--------------------------------------------------------------------------------

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Funds have implemented a small account fee on certain types of accounts, effective March 1, 2007. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

 62 MainStay Funds

(F) CAPITAL. At October 31, 2007, New York Life and its affiliates held shares of the Funds with the following values and percentages of net assets as follows:

MAINSTAY RETIREMENT 2010 FUND
Class A                                  $264,250    94.1%
---------------------------------------------------------
Class I                                   264,500    28.4
---------------------------------------------------------
MAINSTAY RETIREMENT 2020 FUND
Class A                                  $264,250    89.1%
---------------------------------------------------------
Class I                                   264,500    60.1
---------------------------------------------------------
MAINSTAY RETIREMENT 2030 FUND
Class A                                  $264,750    86.6%
---------------------------------------------------------
Class I                                   265,000    92.4
---------------------------------------------------------
MAINSTAY RETIREMENT 2040 FUND
Class A                                  $265,151   100.0%
---------------------------------------------------------
Class I                                   265,500    97.4
---------------------------------------------------------
MAINSTAY RETIREMENT 2050 FUND
Class A                                  $265,750    98.3%
---------------------------------------------------------
Class I                                   266,000    97.5
---------------------------------------------------------

At October 31, 2007, the Funds held the following percentages of outstanding shares of affiliated investment companies:

MAINSTAY RETIREMENT 2010 FUND
---------------------------------------------------------
MainStay Cash Reserves Fund Class I                  0.01%
MainStay Floating Rate Fund Class I                  0.02
MainStay Growth Equity Fund Class I                  0.04
MainStay High Yield Corporate Bond Fund Class I      0.01
MainStay ICAP Equity Fund Class I                    0.01
MainStay ICAP International Fund Class I             0.01
MainStay ICAP Selected Equity Fund Class I           0.01
MainStay Index Bond Fund Class I                     0.08
MainStay Intermediate Term Bond Fund Class I         0.04
MainStay International Equity Fund Class I           0.01
MainStay Large Cap Growth Fund Class I               0.03
MainStay Large Cap Opportunity Class I               0.24
MainStay MAP Fund Class I                            0.01
MainStay S&P 500 Index Fund Class I                  0.00*
MainStay Small Cap Growth Fund Class I               0.43

MAINSTAY RETIREMENT 2020 FUND
---------------------------------------------------------
Mainstay Cash Reserves Fund Class I                  0.01%
MainStay Floating Rate Fund Class I                  0.02
MainStay Growth Equity Fund Class I                  0.03
MainStay High Yield Corporate Bond Fund Class I      0.00*
MainStay ICAP Equity Fund Class I                    0.01
MainStay ICAP International Equity Fund Class I      0.01
MainStay ICAP Selected Equity Fund Class I           0.00*
MainStay Index Bond Fund Class I                     0.03
MainStay Intermediate Term Bond Fund Class I         0.02
MainStay International Equity Fund Class I           0.01
MainStay Large Cap Growth Fund Class I               0.02
Mainstay Large Cap Opportunity Class I               0.15
Mainstay MAP Fund Class I                            0.01
MainStay S&P 500 Index Fund Class I                  0.00*
Mainstay Small Cap Growth Fund Class I               0.41

MAINSTAY RETIREMENT 2030 FUND
---------------------------------------------------------
MainStay Cash Reserves Fund Class I                  0.01%
MainStay Floating Rate Fund Class I                  0.02
MainStay Growth Equity Fund Class I                  0.02
MainStay High Yield Corporate Bond Fund Class I      0.00*
MainStay ICAP Equity Fund Class I                    0.01
MainStay ICAP International Equity Fund Class I      0.01
MainStay ICAP Selected Equity Fund Class I           0.00*
MainStay Index Bond Fund Class I                     0.01
MainStay Intermediate Term Bond Fund Class I         0.01
MainStay International Equity Fund Class I           0.01
MainStay Large Cap Growth Fund Class I               0.02
MainStay Large Cap Opportunity Class I               0.07
MainStay MAP Fund Class I                            0.01
MainStay S&P 500 Index Fund Class I                  0.00*
MainStay Small Cap Growth Class I                    0.56

MAINSTAY RETIREMENT 2040 FUND
---------------------------------------------------------
MainStay Cash Reserves Fund Class I                  0.01%
MainStay Floating Rate Fund Class I                  0.01
MainStay Growth Equity Fund Class I                  0.02
MainStay High Yield Corporate Bond Fund Class I      0.00*
MainStay ICAP Equity Fund Class I                    0.00*
MainStay ICAP International Equity Fund Class I      0.01
MainStay ICAP Selected Equity Fund Class I           0.00*
MainStay Index Bond Fund Class I                     0.01
MainStay Intermediate Term Bond Fund Class I         0.00*
MainStay International Equity Fund Class I           0.01
MainStay Large Cap Growth Fund Class I               0.02
MainStay Large Cap Opportunity Class I               0.07
MainStay MAP Fund Class I                            0.01
MainStay S&P 500 Index Fund Class I                  0.00*
MainStay Small Cap Growth Fund Class I               0.69

MAINSTAY RETIREMENT 2050 FUND
---------------------------------------------------------
MainStay Cash Reserves Fund Class I                  0.01%
MainStay Common Stock Class I                        0.01
MainStay Floating Rate Fund Class I                  0.01
MainStay Growth Equity Fund Class I                  0.02
MainStay High Yield Corporate Bond Fund Class I      0.00*
MainStay ICAP Equity Fund Class I                    0.00*
MainStay ICAP International Equity Fund Class I      0.01
MainStay ICAP Selected Equity Fund Class I           0.00*
MainStay Index Bond Fund Class I                     0.00*
MainStay Intermediate Term Bond Fund Class I         0.00*
MainStay International Equity Fund Class I           0.01
MainStay Large Cap Growth Fund Class I               0.02
MainStay Large Cap Opportunity Class I               0.23
MainStay MAP Fund Class I                            0.01
MainStay S&P 500 Index Fund Class I                  0.00*
MainStay Small Cap Growth Fund-Class I               0.95
* Less than one hundredth of a percent

(G) OTHER. Pursuant to an Amended and Restated Management Agreement between the Funds and NYLIM, the cost of legal services provided to the Funds by the Office of the General Counsel of NYLIM are payable directly by the Funds. For the period ended October 31, 2007, these fees, which are included in

                                                      www.mainstayfunds.com   63
professional fees shown on the Statement of Operations, were as follows:


MainStay Retirement 2010 Fund                                            $1,136
MainStay Retirement 2020 Fund                                             1,136
MainStay Retirement 2030 Fund                                             1,136
MainStay Retirement 2040 Fund                                             1,136
MainStay Retirement 2050 Fund                                             1,362
--------------------------------------------------------------------------------

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2007, the components of accumulated gain/(loss) on a tax basis were as follows:

                                                         ACCUMULATED         OTHER          UNREALIZED          TOTAL
                                            ORDINARY     CAPITAL GAIN      TEMPORARY       APPRECIATION      ACCUMULATED
                                              INCOME        (LOSS)        DIFFERENCES     (DEPRECIATION)     GAIN (LOSS)
MainStay Retirement 2010 Fund                 $8,809              $--             $--            $37,266         $46,075
------------------------------------------------------------------------------------------------------------------------
MainStay Retirement 2020 Fund                  7,571               --              --             25,079          32,650
------------------------------------------------------------------------------------------------------------------------
MainStay Retirement 2030 Fund                  8,030               --              --             27,348          35,378
------------------------------------------------------------------------------------------------------------------------
MainStay Retirement 2040 Fund                  4,809               --              --             26,265          31,074
------------------------------------------------------------------------------------------------------------------------
MainStay Retirement 2050 Fund                  3,964               --              --             28,100          32,064
------------------------------------------------------------------------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciations is primarily due to wash sale deferrals.

NOTE 5--CUSTODIAN:

State Street is the custodian of cash and securities of the Funds. Custodial fees are charged to the Funds based on the market value of securities in the Funds and the number of certain cash transactions incurred by the Funds.

NOTE 6--LINE OF CREDIT

The Funds, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These Funds pay a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the year ended October 31, 2007.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the period ended October 31, 2007, purchases and sales of securities, other than short-term securities, were as follows:

                           MAINSTAY RETIREMENT   MAINSTAY RETIREMENT   MAINSTAY RETIREMENT   MAINSTAY RETIREMENT
                                2010 FUND             2020 FUND             2030 FUND             2040 FUND
                           -------------------   -------------------   -------------------   -------------------
                           PURCHASES    SALES    PURCHASES    SALES    PURCHASES    SALES    PURCHASES    SALES
U.S. Government
 Securities                  $   --      $ --       $ --       $ --       $ --       $ --       $ --       $ --
----------------------------------------------------------------------------------------------------------------
All others                    1,346       133        905        153        852        247        690        134
----------------------------------------------------------------------------------------------------------------
Total                        $1,346      $133       $905       $153       $852       $247       $690       $134
----------------------------------------------------------------------------------------------------------------

                           MAINSTAY RETIREMENT
                                2050 FUND
                           -------------------
                           PURCHASES    SALES
U.S. Government
 Securities                   $ --       $ --
-------------------------
All others                     689        129
-------------------------
Total                         $689       $129
-------------------------

NOTE 8--CAPITAL SHARE TRANSACTIONS (IN 000'S):
MAINSTAY RETIREMENT 2010 FUND

CLASS A                                   SHARES      AMOUNT

Year ended October 31, 2007:

Shares sold                                   27      $  266
Shares redeemed                              (--)(a)     (--)(a)
                                          ------------------
Net increase                                  27      $  266
                                          ==================

CLASS I                                   SHARES      AMOUNT

Year ended October 31, 2007:

Shares sold                                   88      $  899
Shares redeemed                              (--)(a)     (--)(a)
                                          ------------------
Net increase                                  88      $  899
                                          ==================

CLASS R1                                  SHARES      AMOUNT

Year ended October 31, 2007:

Shares sold                                   --(a)   $   --(a)
Shares redeemed                              (--)(a)     (--)(a)
                                          ------------------
                                              --      $   --
                                          ==================

 64 MainStay Funds

CLASS R2                                  SHARES      AMOUNT
Year ended October 31, 2007:

Shares sold                                   --(a)   $   --(a)
Shares redeemed                              (--)(a)     (--)(a)
                                          ------------------
                                              --      $   --
                                          ==================

CLASS R3                                  SHARES      AMOUNT
Year ended October 31, 2007:

Shares sold                                   --(a)   $   --(a)
Shares redeemed                              (--)(a)     (--)(a)
                                          ------------------
                                              --      $   --
                                          ==================

MAINSTAY RETIREMENT 2020 FUND

CLASS A                                   SHARES      AMOUNT
Year ended October 31, 2007:
Shares sold                                   28      $  282
Shares redeemed                              (--)(a)     (--)(a)
                                          ------------------
Net increase                                  28      $  282
                                          ==================

CLASS I                                   SHARES      AMOUNT
Year ended October 31, 2007:
Shares sold                                   42      $  422
Shares redeemed                              (--)(a)     (--)(a)
                                          ------------------
Net increase                                  42      $  422
                                          ==================

CLASS R1                                  SHARES      AMOUNT
Year ended October 31, 2007:

Shares sold                                   --(a)   $   --(a)
Shares redeemed                              (--)(a)     (--)(a)
                                          ------------------
                                              --      $   --
                                          ==================

CLASS R2                                  SHARES      AMOUNT
Year ended October 31, 2007:

Shares sold                                   --(a)   $   --(a)
Shares redeemed                              (--)(a)     (--)(a)
                                          ------------------
                                              --      $   --
                                          ==================

CLASS R3                                  SHARES      AMOUNT
Year ended October 31, 2007:

Shares sold                                   --(a)   $   --(a)
Shares redeemed                              (--)(a)     (--)(a)
                                          ------------------
                                              --      $   --
                                          ==================

MAINSTAY RETIREMENT 2030 FUND

CLASS A                                   SHARES      AMOUNT
Year ended October 31, 2007:
Shares sold                                   29      $  289
Shares redeemed                              (--)(a)     (--)(a)
                                          ------------------
Net increase                                  29      $  289
                                          ==================

CLASS I                                   SHARES      AMOUNT

Year ended October 31, 2007:
Shares sold                                   34      $  335
Shares redeemed                               (7)        (67)
                                          ------------------
Net increase                                  27      $  268
                                          ==================

CLASS R1                                  SHARES      AMOUNT

Year ended October 31, 2007:

Shares sold                                   --(a)   $   --(a)
Shares redeemed                              (--)(a)     (--)(a)
                                          ------------------
Net increase                                  --      $   --
                                          ==================

CLASS R2                                  SHARES      AMOUNT

Year ended October 31, 2007:

Shares sold                                   --(a)   $   --(a)
Shares redeemed                              (--)(a)     (--)(a)
                                          ------------------
Net increase                                  --      $   --
                                          ==================

CLASS R3                                  SHARES      AMOUNT

Year ended October 31, 2007:

Shares sold                                   --(a)   $   --(a)
Shares redeemed                              (--)(a)     (--)(a)
                                          ------------------
Net increase                                  --      $   --
                                          ==================

MAINSTAY RETIREMENT 2040 FUND

CLASS A                                   SHARES      AMOUNT

Year ended October 31, 2007:

Shares sold                                   25      $  250
Shares redeemed                              (--)(a)     (--)(a)
                                          ------------------
Net increase                                  25      $  250
                                          ==================

CLASS I                                   SHARES      AMOUNT

Year ended October 31, 2007:

Shares sold                                   26      $  257
Shares redeemed                              (--)(a)     (--)(a)
                                          ------------------
Net Increase                                  26      $  257
                                          ==================

CLASS R1                                  SHARES      AMOUNT

Year ended October 31, 2007:

Shares sold                                   --(a)   $   --(a)
Shares redeemed                              (--)(a)     (--)(a)
                                          ------------------
Net increase                                  --      $   --
                                          ==================

CLASS R2                                  SHARES      AMOUNT

Year ended October 31, 2007:

Shares sold                                   --(a)   $   --(a)
Shares redeemed                              (--)(a)     (--)(a)
                                          ------------------
Net increase                                  --      $   --
                                          ==================

CLASS R3                                  SHARES      AMOUNT

Year ended October 31, 2007:

Shares sold                                   --(a)   $   --(a)
Shares redeemed                              (--)(a)     (--)(a)
                                          ------------------
Net increase                                  --      $   --
                                          ==================

                                                      www.mainstayfunds.com   65

MAINSTAY RETIREMENT 2050 FUND

CLASS A                                   SHARES      AMOUNT
Year ended October 31, 2007:

Shares sold                                   25      $  256
Shares redeemed                              (--)(a)      (2)
                                          ------------------
Net increase                                  25      $  254
                                          ==================

CLASS I                                   SHARES      AMOUNT
Year ended October 31, 2007:

Shares sold                                   26      $  257
Shares redeemed                              (--)(a)     (--)(a)
                                          ------------------
Net increase                                  26      $  257
                                          ==================

CLASS R1                                  SHARES      AMOUNT
Year ended October 31, 2007:

Shares sold                                   --(a)   $   --(a)
Shares redeemed                              (--)(a)     (--)(a)
                                          ------------------
Net increase                                  --      $   --
                                          ==================

CLASS R2                                  SHARES      AMOUNT
Year ended October 31, 2007:

Shares sold                                   --(a)   $   --(a)
Shares redeemed                              (--)(a)     (--)(a)
                                          ------------------
Net increase                                  --      $   --
                                          ==================

CLASS R3                                  SHARES      AMOUNT
Year ended October 31, 2007:

Shares sold                                   --(a)   $   --(a)
Shares redeemed                              (--)(a)     (--)(a)
                                          ------------------
Net increase                                  --      $   --
                                          ==================

(a) Less than one thousand.

NOTE 9--NEW ACCOUNTING PRONOUNCEMENTS:

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation becomes effective for the Funds' 2008 fiscal year, and is to be applied to all open tax years as of the date of effectiveness. Based on Management's analysis, the determination has been made that the adoption of the interpretation on November 1, 2007, did not have an impact on the Funds' financial statements upon adoption. Management continually reviews the Funds' tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws, regulations and interpretations, thereof.

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007 the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

 66 MainStay Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
Eclipse Funds Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the MainStay Retirement 2010 Fund, the MainStay Retirement 2020 Fund, the MainStay Retirement 2030 Fund, the MainStay Retirement 2040 Fund, and the MainStay Retirement 2050 Fund ("the Funds"), five of the funds constituting Eclipse Funds Inc., as of October 31, 2007, and the related statements of operations and changes in net assets and the financial highlights for the period from June 29, 2007 (Inception) through October 31, 2007. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Retirement 2010 Fund, the MainStay Retirement 2020 Fund, the MainStay Retirement 2030 Fund, the MainStay Retirement 2040 Fund, and the MainStay Retirement 2050 Fund of Eclipse Funds Inc. as of October 31, 2007, the results of their operations, changes in their net assets, and financial highlights for the period from June 29, 2007 (Inception) through October 31, 2007, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 20, 2007

                                                      www.mainstayfunds.com   67

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Funds' securities is available without charge, upon request, (i) by visiting the Funds' website at www.mainstayfunds.com; and (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Funds are required to file with the SEC their proxy voting records for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX is available free of charge upon request by calling 1-800-MAINSTAY (1-800-624-6782); visiting the Funds' website at www.mainstayfunds.com; or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov and may be available by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

 68 MainStay Funds

DIRECTORS AND OFFICERS

The Directors oversee the Fund and the Manager. Pursuant to notice, a Special Meeting of Shareholders of the Company was held on May 4, 2007, at NYLIM's offices in Parsippany, New Jersey. The Directors listed below were elected to serve the Company effective June 7, 2007.

Each Director serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Director shall tender his or her resignation upon reaching age 72. A Director reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Director shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Directors. The business address of each Director and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Directors and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,                                       NUMBER OF FUNDS  OTHER
                          POSITION(S) HELD                                      IN FUND COMPLEX  DIRECTORSHIPS
        NAME AND          WITH THE COMPANY       PRINCIPAL OCCUPATION(S)        OVERSEEN BY      HELD BY
        DATE OF BIRTH     AND LENGTH OF SERVICE  DURING PAST FIVE YEARS         DIRECTOR         DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR*

        BRIAN A. MURDOCK  Indefinite; Director   Member of the Board of               73         Trustee, Eclipse Funds since
        3/14/56           since June 2007 and    Managers and President (since                   June 2007 (3 funds);
                          Chief Executive        2004) and Chief Executive                       Director, MainStay VP Series
                          Officer since 2006     Officer (since 2006), New                       Fund, Inc., since 2006 (24
                                                 York Life Investment                            portfolios); Director, ICAP
                                                 Management LLC and New York                     Funds, Inc., since 2006 (3
                                                 Life Investment Management                      funds); Trustee, The MainStay
                                                 Holdings LLC; Senior Vice                       Funds since 2006 (21 funds)
                                                 President, New York Life
                                                 Insurance Company (since
                                                 2004); Chairman of the Board
                                                 and President, NYLIFE
                                                 Distributors LLC (since
                                                 2004); Member of the Board of
                                                 Managers, NYLCAP Manager LLC
                                                 and Madison Capital Funding
                                                 LLC (since 2004), MacKay
                                                 Shields LLC and Institutional
                                                 Capital LLC (since 2006), and
                                                 McMorgan & Company LLC (since
                                                 2007); Chief Executive
                                                 Officer, Eclipse Funds (since
                                                 2006); Chairman (2006 to
                                                 2007) and Trustee and Chief
                                                 Executive Officer (since
                                                 2006), The MainStay Funds;
                                                 Chairman (2006 to 2007) and
                                                 Director and Chief Executive
                                                 Officer (since 2006),
                                                 MainStay VP Series Fund,
                                                 Inc.; Director and Chief
                                                 Executive Officer, ICAP
                                                 Funds, Inc. (since 2006);
                                                 Chief Investment Officer,
                                                 MLIM Europe and Asia (2001 to
                                                 2003); President of Merrill
                                                 Japan and Chairman of MLIM's
                                                 Pacific Region (1999 to 2001)
        ----------------------------------------------------------------------------------------------------------------------

* This Director is considered to be an "interested person" of the Company within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan & Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail above in the column "Principal Occupation(s) During Past Five Years."

                                                    www.mainstayfunds.com     69

                          TERM OF OFFICE,                                       NUMBER OF FUNDS  OTHER
                          POSITION(S) WITH                                      IN FUND COMPLEX  DIRECTORSHIPS
        NAME AND          THE COMPANY            PRINCIPAL OCCUPATION(S)        OVERSEEN BY      HELD BY
        DATE OF BIRTH     AND LENGTH OF SERVICE  DURING PAST FIVE YEARS         DIRECTOR         DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

        SUSAN B. KERLEY   Indefinite; Chairman   Partner, Strategic Management        73         Chairman since 2005 and
        8/12/51           since 2005 and         Advisors LLC (since 1990)                       Trustee since 2000, Eclipse
                          Director since 1990                                                    Funds (3 funds); Chairman and
                                                                                                 Director, ICAP Funds, Inc.,
                                                                                                 since 2006 (3 funds);
                                                                                                 Chairman and Trustee, The
                                                                                                 MainStay Funds, since June
                                                                                                 2007 (21 funds); Chairman and
                                                                                                 Director, MainStay VP Series
                                                                                                 Fund, Inc., since June 2007
                                                                                                 (24 portfolios); Trustee,
                                                                                                 Legg Mason Partners Funds,
                                                                                                 Inc., since 1991 (30
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        ALAN R. LATSHAW   Indefinite; Director   Retired; Partner, Ernst &            73         Trustee, Eclipse Funds since
        3/27/51           and Audit Committee    Young LLP (2002 to 2003);                       June 2007 (3 funds);
                          Financial Expert       Partner, Arthur Andersen LLP                    Director, ICAP Funds, Inc.,
                          since June 2007        (1989 to 2002); Consultant to                   since June 2007 (3 funds);
                                                 the Audit and Compliance                        Trustee, The MainStay Funds
                                                 Committee of The MainStay                       since 2006 (21 funds);
                                                 Funds (2004 to 2006)                            Director, MainStay VP Series
                                                                                                 Fund, Inc., since June 2007
                                                                                                 (24 portfolios); Trustee,
                                                                                                 State Farm Associates Funds
                                                                                                 Trusts since 2005 (3
                                                                                                 portfolios); Trustee, State
                                                                                                 Farm Mutual Fund Trust since
                                                                                                 2005 (15 portfolios);
                                                                                                 Trustee, State Farm Variable
                                                                                                 Product Trust since 2005 (9
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        PETER MEENAN      Indefinite; Director   Independent Consultant;              73         Trustee, Eclipse Funds since
        12/5/41           since 2002             President and Chief Executive                   2002 (3 funds); Director,
                                                 Officer, Babson-United, Inc.                    ICAP Funds, Inc., since June
                                                 (financial services firm)                       2007 (3 funds); Trustee, The
                                                 (2000 to 2004); Independent                     MainStay Funds since June
                                                 Consultant (1999 to 2000);                      2007 (21 funds); Director,
                                                 Head of Global Funds,                           MainStay VP Series Fund,
                                                 Citicorp (1995 to 1999)                         Inc., since June 2007 (24
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD H.        Indefinite; Director   Managing Director, ICC               73         Trustee, Eclipse Funds since
        NOLAN, JR.        since June 2007        Capital Management;                             June 2007 (3 funds);
        11/16/46                                 President-- Shields/Alliance,                   Director, ICAP Funds, Inc.,
                                                 Alliance Capital Management                     since June 2007 (3 funds);
                                                 (1994 to 2004)                                  Trustee, The MainStay Funds
                                                                                                 since June 2007 (21 funds);
                                                                                                 Director, MainStay VP Series
                                                                                                 Fund, Inc., since 2006 (24
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite; Director   Chairman (since 1990) and            73         Trustee, Eclipse Funds since
        TRUTANIC          since June 2007        Chief Executive Officer (1990                   June 2007 (3 funds);
        2/13/52                                  to 1999), Somerset Group                        Director, ICAP Funds, Inc.,
                                                 (financial advisory firm);                      since June 2007 (3 funds);
                                                 Managing Director and                           Trustee, The MainStay Funds
                                                 Advisor, The Carlyle Group                      since 1994 (21 funds);
                                                 (private investment firm)                       Director, MainStay VP Series
                                                 (2002 to 2004); Senior                          Fund, Inc., since June 2007
                                                 Managing Director and                           (24 portfolios)
                                                 Partner, Groupe Arnault S.A.
                                                 (private investment firm)
                                                 (1999 to 2002)
        ----------------------------------------------------------------------------------------------------------------------

 70   MainStay Funds

                          TERM OF OFFICE,                                       NUMBER OF FUNDS  OTHER
                          POSITION(S) HELD WITH                                 IN FUND COMPLEX  DIRECTORSHIPS
        NAME AND          THE COMPANY AND        PRINCIPAL OCCUPATION(S)        OVERSEEN BY      HELD BY
        DATE OF BIRTH     LENGTH OF SERVICE      DURING PAST FIVE YEARS         DIRECTOR         DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

        ROMAN L. WEIL     Indefinite; Director   V. Duane Rath Professor of           73         Trustee, Eclipse Funds since
        5/22/40           and Audit Committee    Accounting, Graduate School                     June 2007 (3 funds);
                          Financial Expert       of Business, University of                      Director, ICAP Funds, Inc.,
                          since June 2007        Chicago; President, Roman L.                    since June 2007 (3 funds);
                                                 Weil Associates, Inc.                           Trustee, The MainStay Funds
                                                 (consulting firm)                               since June 2007 (21 funds);
                                                                                                 Director, MainStay VP Series
                                                                                                 Fund, Inc., since 1994 (24
                                                                                                 portfolios)
        ----------------------------------------------------------------------------------------------------------------------
        JOHN A. WEISSER   Indefinite; Director   Retired. Managing Director of        73         Trustee, Eclipse Funds since
        10/22/41          since June 2007        Salomon Brothers, Inc. (1971                    June 2007 (3 funds);
                                                 to 1995)                                        Director, ICAP Funds, Inc.,
                                                                                                 since June 2007 (3 funds);
                                                                                                 Trustee, The MainStay Funds
                                                                                                 since June 2007 (21 funds);
                                                                                                 Director, MainStay VP Series
                                                                                                 Fund, Inc., since 1997 (24
                                                                                                 portfolios); Trustee,
                                                                                                 Direxion Funds (69 funds) and
                                                                                                 Direxion Insurance Trust (45
                                                                                                 funds) since March 2007
        ----------------------------------------------------------------------------------------------------------------------

Lawrence Glacken and Robert P. Mulhearn resigned as Directors of the Company effective June 7, 2007.

At a meeting of the Board of Directors held on June 7 and 8, 2007, the following individuals were appointed to serve as Officers of the Company effective June 7, 2007:

                          POSITION(S) HELD
        NAME AND          WITH THE COMPANY       PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     AND LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           since 2004             York Life Investment Management LLC (including predecessor
        10/19/46                                 advisory organizations) (since 2000); Secretary (since 2001)
                                                 and General Counsel (since 2004), New York Life Investment
                                                 Management Holdings LLC; Senior Vice President, New York
                                                 Life Insurance Company (since 2000); Vice President and
                                                 Secretary, McMorgan & Company LLC (since 2001); Secretary,
                                                 NYLIM Service Company LLC (since 2005), NYLCAP Manager LLC
                                                 (since 2004), Madison Capital Funding LLC (since 2002) and
                                                 Institutional Capital LLC (since 2006); Chief Legal Officer,
                                                 Eclipse Funds, The MainStay Funds and MainStay VP Series
                                                 Fund, Inc. (since 2004), McMorgan Funds (since 2005) and
                                                 ICAP Funds, Inc. (since 2006); Managing Director and Senior
                                                 Counsel, Lehman Brothers Inc. (1998 to 1999); General
                                                 Counsel and Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to 1998)
        -----------------------------------------------------------------------------------------------------
        JACK R.           Treasurer and          Managing Director, New York Life Investment Management LLC
        BENINTENDE        Principal Financial    (since June 2007); Treasurer and Principal Financial and
        5/12/64           and Accounting         Accounting Officer, Eclipse Funds, The MainStay Funds,
                          Officer since June     MainStay VP Series Fund, Inc., ICAP Funds, Inc. (since June
                          2007                   2007); Vice President, Prudential Investments (2000 to
                                                 2007); Assistant Treasurer, JennisonDryden Family of Funds,
                                                 Target Portfolio Trust, The Prudential Series Fund and
                                                 American Skandia Trust (2006 to 2007); Treasurer and
                                                 Principal Financial Officer, The Greater China Fund (2007)
        -----------------------------------------------------------------------------------------------------
        STEPHEN P.        President since March  Senior Managing Director and Chief Marketing Officer, New
        FISHER            2007                   York Life Investment Management LLC (since 2005); Managing
        2/22/59                                  Director--Retail Marketing, New York Life Investment
                                                 Management LLC (2003 to 2005); President, Eclipse Funds, The
                                                 MainStay Funds, MainStay VP Series Fund, Inc., and ICAP
                                                 Funds, Inc. (since March 2007); Managing Director, UBS
                                                 Global Asset Management (1999 to 2003)
        -----------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--       Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration since   predecessor advisory organizations) (since 2000); Executive
        2/8/59            2005                   Vice President, New York Life Trust Company and New York
                                                 Life Trust Company, FSB (since 2006); Vice President--
                                                 Administration, Eclipse Funds, MainStay VP Series Fund,
                                                 Inc., and The MainStay Funds (since 2005) and ICAP Funds,
                                                 Inc. (since 2006)
        -----------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     71

                          POSITION(S) HELD
        NAME AND          WITH THE COMPANY       PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     AND LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS
        ALISON H.         Senior Vice President  Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           and Chief Compliance   2006) and Managing Director and Chief Compliance Officer
        12/16/65          Officer since 2006     (2003 to 2006), New York Life Investment Management LLC and
                                                 New York Life Investment Management Holdings LLC; Senior
                                                 Managing Director, Compliance (since 2006) and Managing
                                                 Director, Compliance (2003 to 2006), NYLIFE Distributors
                                                 LLC; Chief Compliance Officer, NYLCAP Manager LLC; Senior
                                                 Vice President and Chief Compliance Officer, Eclipse Funds,
                                                 The MainStay Funds and MainStay VP Series Fund, Inc., and
                                                 ICAP Funds, Inc. (since 2006); Vice President--Compliance,
                                                 Eclipse Funds, The MainStay Funds and MainStay VP Series
                                                 Fund, Inc. (2004 to 2006); Deputy Chief Compliance Officer,
                                                 New York Life Investment Management LLC (2002 to 2003); Vice
                                                 President and Compliance Officer, Goldman Sachs Asset
                                                 Management (1999 to 2002)
        -----------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Secretary since 2004   Managing Director and Associate General Counsel, New York
        MORRISON*                                Life Investment Management LLC (since 2004); Managing
        3/26/56                                  Director and Secretary, NYLIFE Distributors LLC (since
                                                 2004); Secretary, Eclipse Funds, The MainStay Funds and
                                                 MainStay VP Series Fund, Inc. (since 2004) and ICAP Funds,
                                                 Inc. (since 2006); Chief Legal Officer--Mutual Funds and
                                                 Vice President and Corporate Counsel, The Prudential
                                                 Insurance Company of America (2000 to 2004)
        -----------------------------------------------------------------------------------------------------

* In addition to serving as Secretary to the Company, effective January 1, 2008, Marguerite E.H. Morrison will assume the role of Chief Legal Officer to the Company.

Arphiela Arizmendi resigned as Treasurer and Principal Financial and Accounting Officer of the Company effective June 7, 2007.

Christopher O. Blunt resigned as President of the Company effective March 10, 2007.

Patrick G. Boyle resigned as Executive Vice President of the Company effective June 7, 2007.

Tony H. Elavia resigned as Senior Vice President of the Company effective June 7, 2007.

Alan J. Kirshenbaum resigned as Senior Vice President of the Company effective March 19, 2007.

 72   MainStay Funds

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay All Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay 130/30 High Yield Fund(2)
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Institutional Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
Chicago, Illinois

MACKAY SHIELDS LLC(3)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.
                         Not part of the Annual Report

                       This page intentionally left blank

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         Eclipse Funds Inc.

(C) 2007 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

NYLIM-AO11879         (RECYCLE LOGO)                     MS329-07  MSRF11-12/07
                                                                  C1

                                   FORM N-CSR


ITEM 2. CODE OF ETHICS.

     As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). The Code was amended during the period covered by the report to designate new individuals as the PEO and PFO; a copy of the amended Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Board of Directors has determined that the Registrant has two audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw and Roman L. Weil. Messrs. Latshaw and Weil are "independent" within the meaning of that term under the Investment Company Act of 1940.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

     The aggregate fees billed for the fiscal year ended October 31, 2007 for professional services rendered by KPMG LLP ("KPMG") for the audit of the Registrant's annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $342,000. The aggregate fees billed for the fiscal period ended October 31, 2006 for professional services rendered by KPMG for the audit of the Registrant's annual financial statements or services that were normally provided by KPMG in connection with the statutory and regulatory filings or engagements for that fiscal year were $411,131.

(b) Audit Related Fees

     The aggregate fees billed for the fiscal year ended October 31, 2007 for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0. The aggregate fees billed for the fiscal year ended October 31, 2006 for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0. These audit-related services include review of financial highlights for the Registrant's registration statements and issuance of consents to use KPMG's reports.

(c) Tax Fees

The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were (i) $80,100 during the fiscal year ended October 31, 2007, and (ii) $62,258 during the fiscal year ended October 31, 2006. These services included preparation of and advice relating to federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d) All Other Fees

     The aggregate fees billed for the fiscal year ended October 31, 2007 for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $ 0. The aggregate fees billed for the fiscal year ended October 31, 2006 for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0.

(e) Pre-Approval Policies and Procedures

     (1) The Registrant's Audit Committee has adopted pre-approval policies and procedures (the "Procedures") to govern the Committee's pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant's investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the "Service Affiliates") if the services directly relate to the Registrant's operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant's financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

     (2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) There were zero hours expended on KPMG's engagement to audit the Registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than KPMG's full-time, permanent employees.

(g) All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal years ended October 31, 2007 and October 31, 2006 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by KPMG for services rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately: (i) $11,000 for the fiscal year ended October 31, 2007 and (ii) $25,000 for the fiscal year ended October 31, 2006.

(h) The Registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining KPMG's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The Schedule of Investments is included as part of Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Since the Registrant's last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

ECLIPSE FUNDS INC.


By: /s/ Stephen P. Fisher
    ------------------------------------
    STEPHEN P. FISHER
    President and Principal Executive
    Officer

Date: January 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ Stephen P. Fisher
    ------------------------------------
    STEPHEN P. FISHER
    President and Principal Executive
    Officer

Date: January 7, 2008


By: /s/ Jack R. Benintende
    ------------------------------------
    JACK R. BENINTENDE
    Treasurer and Principal Financial
    and Accounting Officer

Date: January 7, 2008

                                  EXHIBIT INDEX

(a) (1) Code of Ethics

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.